SECOND AMENDED AND RESTATED
MASTER SERVICES AGREEMENT
BETWEEN

THE GAP, INC.

AND

INTERNATIONAL BUSINESS MACHINES CORPORATION

Dated: March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. IBM. Except with the express prior written permission of The Gap, Inc. or IBM, as applicable, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

1    Definitions
1.2    “Additional Resource Charge” or “ARC”
1.4    “Affiliate”
1.5    “Aggregated Service(s)”
1.6    “Aggregate Withhold Amount”
1.7    “Agreement”
1.8    “Annual Services Charge”
1.9    “Applications”
1.10    “Approve” or “Approval”
1.12    “Authorized Users”
1.13    “Benchmark”
1.14    “Benchmarker”
1.15    “Benchmarking”
1.16    “Best Practices”
1.17    “Business Day(s)”
1.18    “Business Objectives”
1.19    “CAS”
1.20    “Change”
1.21    “Change Control Procedures”
1.22    “Charges”
1.23    “Consents”
1.24    “Contract Year”
1.25    “Damage Limit”
1.26    “Data Center”
1.27    “Days”
1.28    “Deficiencies”
1.29    “Deliverable”
1.30    “Disabling Device(s)”
1.31    “Disclosing Party”
1.36    “Embedded Supplier Proprietary Documentation”
1.37    “Embedded Supplier Proprietary Intellectual Property”
1.38    “Embedded Supplier Proprietary Software”
1.39    “Embedded Supplier Third Party Documentation”
1.40    “Embedded Supplier Third Party Intellectual Property”
1.41    “Embedded Supplier Third Party Software”
1.42    “Employment Claim(s)”
1.43    “Equipment”
1.47    “Finally Determined”
1.48    “Full-Time”
1.49    “Functional Service Area”
1.50    “Functional Service Area Statement(s) of Work”
1.51    “Gap”
1.52    “Gap Custom Documentation”
1.53    “Gap Custom Intellectual Property”
1.54    “Gap Custom Software”
1.55    “Gap Data”
1.55    “Gap Data”
1.56    “Gap Data Center”
1.58    “Gap Documentation”
1.59    “Gap Equipment”
1.60    “Gap Infrastructure Partnership Executive”
1.61    “Gap Infringement Claim(s)”
1.62    “Gap Infringement Exclusions”
1.63    “Gap Infringement Trigger”
1.64    “Gap Initiated Policy Change”
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1.65    “Gap Intellectual Property”
1.66    “Gap IT Environment”
1.67    “Gap Licensed Property”
1.68    “Gap Modified Documentation”
1.69    “Gap Modified Intellectual Property”
1.71    “Gap Owned Intellectual Capital”
1.72    “Gap Policies and Procedures”
1.73    “Gap Proprietary Documentation”
1.74    “Gap Proprietary Intellectual Property”
1.75    “Gap Proprietary Software”
1.76    “Gap Regulatory Requirements”
1.77    “Gap Service Locations”
1.78    “Gap Sites”
1.79    “Gap Software”
1.80    “Gap Systems”
1.81    “Gap Third Party Claim(s)”
1.82    “Gap Third Party Documentation”
1.83    “Gap Third Party Intellectual Property”
1.84    “Gap Third Party Software”
1.85    “Gap Third Party Vendor”
1.86    “Generally Available”
1.87    “GID”
1.88    “HIPAA”
1.89    “HVAC”
1.90    “Implementation Agreement(s)”
1.91    “Including”
1.92    “Income Tax”
1.94    “Initiation Date”
1.95    “insource”
1.96    “Intellectual Property”
1.97    “Interface(s)”
1.98    “*”
1.107    “New Services”
1.108    “New Sourcing Line(s)”
1.109    “Non-Service Catalog Item(s)”
1.110    “Non‑Referral Quarter
1.111    “Non-Service Catalog Request”
1.112    “Object Code”
1.113    “Open Source Software”
1.114    “Parties” or “Party”
1.115    “Permitted Auditors”
1.116    “PHI”
1.117    “Primary Event”
1.118    “Procedures Manual”
1.119    “Proprietary or Confidential Information"
1.120    “Provisioned
1.121    “Quarterly Executive Meeting
1.122    “RRC Stub
1.123    “Receiving Pay”
1.124    “Reduced Resource Credit” or “RRC”
1.125    “Reference Date”
1.126    “Refresh”
1.127    “Release”
1.128    “Residual Knowledge”

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__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1.129    “Resource Unit”
1.130    “Revisions”
1.131    “Second Amended Effective Date”
1.132    “Service Catalog Item(s)”
1.133    “Service Levels”
1.134    “Service Level Agreement(s)”
1.135    “Service Locations”
1.136    “Service Taxes”
1.137    “Services”
1.138    “Shared Subcontractors”
1.139    “Software”
1.140    “Source Materials”
1.141    “Specifications”
1.142    “Statement(s) of Work”
1.143    “Stranded Costs”
1.144    “Store Network Services”
1.145    “Store Network Services SOW”
1.146    “Subcontractor”
1.147    “Supplier”
1.148    “Supplier Assumed”
1.149    “Supplier Documentation”
1.150    “Supplier Embedded Items”
1.151    “Supplier Equipment”
1.152    “Supplier Infringement Claims”
1.153    “Supplier Infringement Exclusions”
1.154    “Supplier Infringement Trigger”
1.155    “Supplier Intellectual Property”
1.156    “Supplier Key Employee”
1.157    “Supplier Modified Documentation”
1.158    “Supplier Modified Intellectual Property”
1.159    “Supplier Modified Items”
1.160    “Supplier Modified Software"
1.161    “Supplier’s Outsourcing Relationship Executive”
1.162    “Supplier Personnel”
1.163    “Supplier Proprietary Documentation”
1.164    “Supplier Proprietary Intellectual Property”
1.165    “Supplier Proprietary Software”
1.166    “Supplier Reference Intellectual Property”
1.167    “Supplier Regulatory Requirements”
1.168    “Supplier Service Locations”
1.169    “Supplier Shared Service Center”
1.170    “Supplier Software”
1.171    “Supplier Systems”
1.172    “Supplier Third Party Claim(s)”
1.173    “Supplier’s Remedial Acts”
1.174    “Supplier Third Party Documentation”
1.175    “Supplier Third Party Intellectual Property”
1.176    “Supplier Third Party Software”
1.177    “Supplier Tools”
1.178    “Term”
1.179    “Terminated SOW”
1.180    “Terminated and Transitioned SOW”
1.181    “T&T SOW Termination Period” or “Termination and Transition SOW Termination
Period”
1.182    “Termination Assistance Services”
1.183    “Termination Transition Period”

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1.184    “Termination Transition Plan”
1.185    “Third Party Service(s)”
1.186    “Third Party Vendor”
1.187    “third source”
1.188    “Transition”
1.189    “Transition-In Plan” or “Transition Plan”
1.190    “UPS”
1.191    “Update”
1.192    “VAT Taxes”
1.193    “Version”
1.194    “Virus(es)”

2    Term
2.1    Term

3    Services
3.1    Services
3.2    Changes in Policies and Procedures
3.3    Documentation
3.4    Store Network Services
3.5    Reserved.
3.6    End User Support Services
3.7    Distribution Center Services
3.8    Server Services
3.9    Store Services
3.10    Reserved
3.11    Equipment
3.12    Replacement Services
3.13    Technology Refresh Services
3.14    Software Services
3.15    Licenses and Permits
3.16    Knowledge Transfer and Best Practices
3.17    Strategic / Business Planning and Process Implementation
3.18    Reserved
3.19    Reporting Services
3.20    Data Protection and Privacy
3.21    New Services

4    Single Relationship Agreement

5    Implementation Agreements
5.1    Execution
5.2    Order of Precedence
5.3    Terms and Conditions

6    Unapproved Work
6.1    Gap Approval
6.2    Right to Reject
6.3    Failure to Obtain Approval

7    Service Levels
7.1    Service Level Agreements
7.2    Reports
7.3    Root-Cause Analysis and Resolution
7.4    Cost and Efficiency Reviews

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8    Benchmarking
8.1    Benchmarking Process
8.2    Benchmark Adjustments

9    Reserved

10    Service Locations
10.1    Service Locations
10.2    Shared Environment
10.3    Safety Procedures
10.4    Security Procedures
10.5    Access To Gap Sites
10.6    Furniture, Fixtures and Equipment
10.7    Gap’s Responsibilities Regarding Utilities
10.8    Supplier’s Responsibilities Regarding Facilities
10.9    Physical Security
10.10    Employee Services
10.11    Use of Gap Sites
10.12    Damage to Gap Facilities, Buildings, or Grounds
10.13    Use of Supplier Service Locations

11.    Data Backup and Disaster Plan
11.1    Data Backup
11.2    Disaster Plan
11.3    Disaster Avoidance
11.4    Disaster Recovery
11.5    Public Telecommunications Facilities

12.    Communications Systems and Access to Information

13.    Non-Exclusive Relationship
13.1    Non-Exclusivity
13.2    Multi-Vendor Environment

14.    Reserved

15.    Statements of Work

16.    Reserved

17.    Gap Responsibilities
17.1    Obligations
17.3    Strategic Control

18.    Services Team
18.1    Supplier Outsourcing Relationship Executive
18.3    Conduct of Supplier Personnel
18.4    Substance Abuse

19.    Management And Control
19.1    Governance
19.2    Meetings
19.3    Gap Policies and Procedures
19.4    Change Control Procedures
19.5    Gap Infrastructure Partnership Executive
19.6    Gap Personnel

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20.    Data and Reports
20.1    Provision of Data
20.2    Ownership of Gap Data
20.3    Correction of Errors
20.4    Return of Data
20.5    Reports
20.6    Safeguarding Client Data
20.7    Data Retention

21.    Reserved

22.    Software, Documentation and Intellectual Property
22.1    Gap Licenses to Supplier
22.2    Gap Owned Intellectual Capital
22.4    Supplier Embedded Items and Supplier Modified Items
22.5    Supplier Proprietary Software and Supplier Third Party Software
22.6    Supplier Proprietary Documentation and Supplier Third Party Documentation
22.7    Supplier Proprietary Intellectual Property and Supplier Third Party Intellectual
Property
22.8    Supplier Reference Intellectual Property
22.9    License Restriction
22.10    Works Made For Hire

23.    Authority to License, Quiet Enjoyment, Proprietary Rights and Indemnity
23.1    Authority to License and Non-Infringement
23.2    Quiet Enjoyment
23.3    Supplier’s Proprietary Rights Indemnity
23.4    Gap’s Proprietary Rights Indemnity
23.5    Conditions to Indemnity Obligations
23.6    *

24.    Documentation

25.    Reserved

26.    Pricing
26.1    General
26.2    Non-Service Catalog Item Pricing and Service Catalog Item Pricing
26.3    Cost of Living Adjustment
26.4    All Fees Stated
26.5    Taxes
26.6    Payment Does Not Imply Approval
26.7    Withhold Remedy

27.    Invoices and Payments
27.1    General
27.2    Invoice Summary
27.3    Billing Adjustments
27.4    Billing Disputes And Reports

28.    Limitations of Liability and Damages
28.1    Damage Recovery Exclusion
28.2    Limitation of Liability Amount
28.3    Exclusions
28.4    Reserved

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__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

28.5    Direct Damages

29.    Representations, Warranties, and Covenants
29.1    General
29.2    Performance Warranty
29.3    Service
29.4    Litigation Warranty
29.5    Reserved
29.6    Support Not to be Withheld
29.7    Assignment of Warranties
29.8    Viruses
29.9    Disabling Devices
29.10    Insurance Premiums
29.11    Compliance with Laws
29.12    Changes in Law and Regulations
29.13    Inducements
29.14    Technical Architecture and Product Standards
29.15    Open Source Warranty
29.16    Representations and Warranties Throughout Agreement
29.17    Warranty Disclaimer

30.    Remedy Waiver

31.    Internal Dispute Resolution
31.1    Intent
31.2    Informal Resolution
31.3    Fact Finding Report
31.4    Dispute Resolution Mandatory
31.5    Applicability To Disputes With Suppliers Other than Supplier

32.    [Reserved]

33.    Termination
33.1    Change of Control
33.2    Termination for Cause by Gap
33.3    Termination for Cause by Supplier
33.4    Termination for Insolvency
33.5    Termination for Failure to Implement Benchmark Adjustments
33.6    Termination for Convenience
33.7    Termination Assistance
33.8    Payment of Fees
33.9    Cumulative Remedies

34.    Termination/Expiration Assistance Services
34.1    Termination/Expiration Transition Plan
34.2    Performance of Services
34.3    Termination Transition Period
34.4    Transition Services

35.    Insurance and Indemnity
Required Insurance Coverage
35.2    Claims Made Coverages
35.3    Certificates Of Insurance
35.4    Subcontractors To Be Insured

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35.5    Cancellation Or Lapse Of Insurance
35.6    Other Insurance Requirements

35.7    General Indemnity
35.8    Damage to Gap Facilities, Buildings, or Grounds
35.9    Indemnities Throughout Agreement

36.    Confidentiality
36.1    Definition of Proprietary or Confidential Information
36.2    Exclusions
36.3    Non-Disclosure and Non-Use
36.4    Treatment of Gap Data
36.5    Compelled Disclosures
36.6    Return of Proprietary or Confidential Information
36.7    Solicitation of Gap Customers
36.8    Nonexclusive Equitable Remedy
36.9    Residual Knowledge

37.    Audit, Inspection, and Examination of Records
37.1    Maintenance of Books and Records
37.2    Audits Authorized by Gap
37.3    Audit Settlements
37.4    Internal Audits

38.    Bankruptcy and Liquidation

39.    Assignment and Merger
39.1    Assignment
39.2    Separation
39.3    Acquisitions and Mergers by Gap

40.    Reserved

41.    Use of Reduced Resource Credits
41.1    Reserved
41.2    Third Source and Insource Limits on RRCs

42.    Amendment of Agreement

43.    Waiver

44.    Independent Contractor

45.    Subcontractors
45.1    Approval Required
45.2    Request for Approval
45.3    Review of Request
45.4    Supplier Obligations Remain Unchanged
45.5    Approval of Subcontractor Personnel/Termination

46.    Interpretation of Agreement
46.1    Conflict Between Agreement and Exhibits
46.2    Choice of Law
46.3    Venue and Jurisdiction
46.4    Agreement Drafted by All Parties
46.5    Terminology
46.6    Section Headings
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46.7 Counterparts 46.8 Appointment of Agent for Service of Process 47. Notices 48. Entire Agreement 49. Severability 50. Electronic Transfer of Intellectual Property 51. Force Majeure 52. Liens 53. Demonstrations and Promotions 53.1 Promotions Referring to Gap 53.2 Demonstration and Promotions Not Warranties 53.3 Reserved	97 97 97 98 98 98 98 99 99 99 99 99

SECOND AMENDED AND RESTATED MASTER SERVICES AGREEMENT
This Second Amended and Restated Master Services Agreement, effective as of March 29, 2013 (“Second Amended Effective Date”), is made by and between The Gap Inc. (“Gap”), a Delaware corporation with offices at Two Folsom Street, San Francisco, California 94105, and International Business Machines Corporation (“Supplier”), a New York corporation with its principal offices in Armonk, New York. This Second Amended and Restated Master Services Agreement amends, restates, and supersedes (i) that specific Master Services Agreement executed by the Parties on January 13, 2006 (the “Reference Date”), and (ii) that specific First Amended and Restated Master Services Agreement executed by the Parties on effective as of March 2, 2009 (“First Amended Effective Date”), as amended.
RECITALS
A.    Gap desires to continue to contract with Supplier, and Supplier desires to continue contract with Gap, to provide certain Services (as defined below) in accordance with the Service Levels (as defined below), the Business Objectives (as defined below), and the other requirements of this Agreement, but the Parties are significantly modifying the scope of their relationship and the Services as of the Second Amended Effective Date.
B.    The Services are set forth in the following “Functional Service Area Statement(s) of Work”: (1) Store Services Statement of Work (Exhibit A.3.1); (2) End User Support Services Statement of Work (Exhibit A.4); (3) Mainframe Services Statement of Work (Exhibit A.6.1); (4) the Distribution Center Services Statement of Work (Exhibit A.7); and (5) the Stores Network Services Statement of Work (Exhibit A.8).
C.    The Parties have terminated each of the following Statements of Work under the First Amended and Restated Agreement (each a “Terminated SOW”), as of the Second Amended Effective Date: (i) Production Environment Server Services SOW (Exhibit A.6.2 of the First Amended and Restated Agreement), (ii) Non-Production Environment Server Services SOW (Exhibit A.6.3 of the First Amended and Restated Agreement), (iii) European Server Services SOW (Exhibit A.6.3a of the First Amended and Restated Agreement), (iv) NA Stores Help Desk SOW (Exhibit A.3.2 of the First Amended and Restated Agreement), (v) Information Security Controls SOW (Exhibit A.2.1 of the First Amended and Restated Agreement), (vi) Managed Network Services SOW (Exhibit A.5 of the First Amended and Restated Agreement), (vii) Cross Functional Services Statement of Work (Exhibit A.2 of the First Amended and Restated Agreement), (viii) European Stores Help Desk (Exhibit A.10 of the First Amended and Restated Agreement), and (ix) EU Corp Help Desk (Exhibit A.10A of the First Amended and Restated Agreement).
D.    Supplier will provide Termination Assistance Services (as defined in Section 34 and Exhibit N), in connection with, and only in connection with, the following subset of Terminated SOWs: (i) Production Environment Server Services SOW, (ii) Non-Production Environment Server Services SOW, (iii) European Server Services SOW, (iv) Managed Network Services SOW, and (v) Information Security Controls (each a “Terminated and Transitioned SOW”).
E.    As of the Second Amended Effective Date, Supplier is no longer the system integrator for the Gap IT Environment and is but one of the vendors that Gap is retaining to provide discrete services for the Gap IT Environment which Gap will control and manage.
F.    Gap’s strategic and business objectives, to be accomplished through this Agreement, comprise the following: (1) supporting the Gap IT infrastructures during migration; (2) receiving reliable & flexible Services from Supplier in accordance with the Service Levels; (3) achieving flexibility to quickly expand and contract the Services; (4) Gap retention of overall strategic responsibility for the IT infrastructure; (5) Supplier’s compliance with Gap’s Policies and Procedures (as defined below), including Gap’s IT delivery model; (6) gaining access to highly-motivated Supplier Personnel (as defined below) that will provide high-quality services at a competitive cost; (7) increasing the level of customer service and satisfaction; and (8) proactive management of the Services ((1) – (8) are collectively referred to herein as the “Business Objectives”).
G.    Both Parties acknowledge that a principal objective of Gap in entering into this Agreement is to insure that the Services enable Gap to achieve the Business Objectives stated above.
H.    The Parties also intend for this Agreement to provide a contractual infrastructure to facilitate the acquisition of additional services as agreed by the Parties.
AGREEMENT
In consideration of the foregoing Recitals (which are incorporated herein) and the mutual covenants and agreements contained herein, the Parties hereto agree as follows:
1    Definitions
The following terms, when used in this Agreement, shall have the following meanings:
1.1    Reserved
1.2    “Additional Resource Charge” or “ARC”
“Additional Resource Charge” or “ARC” shall have the meaning specified in Exhibit C (Fees and Resource Baselines).
1.3    Reserved
1.4    “Affiliate”
“Affiliate” as to Supplier or Gap, shall mean any corporation, partnership, limited liability company, or other domestic or foreign entity (a) of which a controlling interest is owned directly or indirectly by a Party, or (b) controlled by, or under common control with, a Party.
1.5    “Aggregated Service(s)”
“Aggregated Service(s)” shall have the meaning specified in Section 8.1A (Benchmarking Process).
1.6    “Aggregate Withhold Amount”
“Aggregate Withhold Amount” shall have the meaning specified in Section 26.7 (Withhold Remedy).
1.7    “Agreement”
“Agreement” shall mean this Second Amended and Restated Master Services Agreement, together with the Exhibits, Schedules, Documentation, future Gap-Approved Statements of Work, and all other materials incorporated herein by reference.

1.8    “Annual Services Charge”
“Annual Services Charge” shall have the meaning specified in Exhibit C (Fees and Resource Baselines).
1.9    “Applications”
“Applications” shall mean those items of Software owned, licensed, leased, or otherwise obtained by Gap as are identified in Exhibit D.8 (Existing Agreements) as amended from time to time by Gap in its sole discretion. All Applications shall be implemented in accordance with Section 19.4 (Change Control Procedures) of the Agreement.
1.10    “Approve” or “Approval”
“Approve” or “Approval” shall mean (1) the written authorization by Gap’s Chief Information Officer (or his or her designee) or the Gap Infrastructure Partnership Executive (or his or her designee) for any consent, authorization, amendment, and/or other approval required from Gap under this Agreement, and (2) with respect to any consent, authorization, amendment, and/or approval requiring the authorization of payment, or imposing an obligation on Gap for any fees, costs, or other expenses, the written authorization of the applicable Gap Infrastructure Partnership Executive.
1.11    Reserved.
1.12    “Authorized Users”
“Authorized Users” shall mean any individual or entity authorized by Gap to use the Services under this Agreement, whether on-site or accessing remotely.
1.13    “Benchmark”
“Benchmark” shall have the meaning specified in Section 8.1D (Benchmarking Process).
1.14    “Benchmarker”
“Benchmarker” shall have the meaning specified in Section 8.1A (Benchmarking Process).
1.15    “Benchmarking”
“Benchmarking” shall have the meaning specified in Section 8.1D (Benchmarking Process).
1.16    “Best Practices”
“Best Practices” shall mean (whether or not capitalized) established procedures or processes developed or used by Supplier, utilizing its accumulated knowledge as a world class technology service provider, to deliver Services in a high quality, effective and efficient manner.
1.17    “Business Day(s)”
“Business Day(s)” shall mean Gap’s designated business days for Gap or the Gap Affiliate in the specific country in which the Services are being provided by Supplier.

1.18    “Business Objectives”
“Business Objectives” shall have the meaning specified in the Recitals.
1.19    “CAS”
“CAS” shall have the meaning specified in Section 10.4G (Security Procedures).
1.20    “Change”
“Change” shall have the meaning specified in Exhibit A.1 (Glossary).
1.21    “Change Control Procedures”
“Change Control Procedures” shall have the meaning specified in Section 19.4 (Change Control Procedures).
1.22    “Charges”
“Charges” shall have the meaning specified in Exhibit C (Fees and Resource Baselines)
1.23    “Consents”
“Consents” shall have the meaning specified in Section 21.1 (Obtaining Consents).
1.24    “Contract Year”
“Contract Year” shall have the meaning specified in Exhibit C (Fees and Resource Baselines).
1.25    “Damage Limit”
“Damage Limit” shall have the meaning specified in Section 28.2 (Limitation of Liability Amount).
1.26    “Data Center”
“Data Center” shall mean the Gap Data Center(s).
1.27    “Days”
“Days” shall mean (whether or not capitalized) calendar days.
1.28    “Deficiencies”
“Deficiencies” or “Deficiency” shall mean and include: (1) defect(s) in design, materials, services, or workmanship; (2) Incidents (as defined in Exhibit A.1 (Glossary to the Statements of Work)) and Problems (as defined in Exhibit A.1 (Glossary to the Statements of Work)); and (3) error(s), omission(s),or deviation(s) from any of the Specifications which result in the Services not performing, or the Services not being performed, in accordance with the provisions of this Agreement.
1.29    “Deliverable”
“Deliverable” shall mean (whether or not capitalized) an item and/or a service to be provided by Supplier under this Agreement identified as a deliverable in a Statement of Work, Exhibit, or Schedule.
1.30    “Disabling Device(s)”
“Disabling Device(s)” shall have the meaning specified in Section 29.9 (Disabling Devices).
1.31    “Disclosing Party”
“Disclosing Party” shall have the meaning specified in Section 36.2 (Exclusions).
1.32    “Distribution Center Services”
“Distribution Center Services” has the meaning set forth in Section 3.7
1.33    “Distribution Centers SOW”
“Distribution Centers SOW” has the meaning set forth in Section 3.7.
1.34    “Documentation”
“Documentation” shall mean all written or electronic policies and procedures relating to Services, training course materials (including computer-based training programs or modules), technical manuals, logical and physical designs, application overviews, functional diagrams, data models, production job run documents, specifications, reports, or other written materials developed under this Agreement (as to each, whether in hard or soft copy).
1.35    “First Amended Effective Date”
“First Amended Effective Date” shall have the meaning set forth in the introductory paragraph.
1.36    “Embedded Supplier Proprietary Documentation”
“Embedded Supplier Proprietary Documentation” shall mean all Documentation: (1) developed or otherwise acquired and owned by Supplier, or (2) developed by a third party for, and owned by Supplier, to the extent embedded or incorporated by Supplier into a Deliverable, the Gap Intellectual Property, the Gap Software, or the Gap Documentation during the Term pursuant to performance of the Services.
1.37    “Embedded Supplier Proprietary Intellectual Property”
“Embedded Supplier Proprietary Intellectual Property” shall mean all Intellectual Property: (1) developed or otherwise acquired and owned by Supplier, or (2) developed by a third party for, and owned by Supplier, to the extent embedded or incorporated by Supplier into a Deliverable, the Gap Intellectual Property, the Gap Software, or the Gap Documentation during the Term pursuant to performance of the Services.
1.38    “Embedded Supplier Proprietary Software”
“Embedded Supplier Proprietary Software” shall mean Software and related Documentation: (1) developed or otherwise acquired and owned by Supplier, or (2) developed by a third party for, and owned by Supplier, to the extent embedded or incorporated by Supplier into a Deliverable, the Gap Intellectual Property, the Gap Software, or the Gap Documentation during the Term pursuant to performance of the Services.
1.39    “Embedded Supplier Third Party Documentation”
“Embedded Supplier Third Party Documentation” shall mean all Documentation (excluding any and all such Documentation that is Generally Available and/or provided with Software that is Generally Available) licensed, leased, or otherwise obtained (unless it is otherwise Provisioned by Supplier for Gap, in which case it will be deemed Gap Documentation) from a Third Party Vendor by Supplier to the extent embedded or incorporated by Supplier into a Deliverable, the Gap Intellectual Property, the Gap Software, or the Gap Documentation during the Term pursuant to performance of the Services.
1.40    “Embedded Supplier Third Party Intellectual Property”
“Embedded Supplier Third Party Intellectual Property” shall mean Intellectual Property (excluding any and all such Intellectual Property that is Generally Available) licensed, leased, or otherwise obtained (unless it is otherwise Provisioned by Supplier for Gap, in which case it will be deemed Gap Intellectual Property) from a Third Party Vendor by Supplier to the extent embedded or incorporated by Supplier into a Deliverable, the Gap Intellectual Property, the Gap Software, or the Gap Documentation during the Term pursuant to performance of the Services.
1.41    “Embedded Supplier Third Party Software”
“Embedded Supplier Third Party Software” shall mean all Software (excluding any and all such Software that is Generally Available) licensed, leased, or otherwise obtained (unless it is otherwise Provisioned by Supplier for Gap, in which case it will be deemed Gap Software) from a Third Party Vendor by Supplier to the extent embedded or incorporated by Supplier into a Deliverable, the Gap Intellectual Property, the Gap Software, or the Gap Documentation during the Term pursuant to performance of the Services.
1.42    “Employment Claim(s)”
“Employment Claim(s)” shall have the meaning specified in Section 44 (Independent Contractor).
1.43    “Equipment”
“Equipment” shall mean the Gap Equipment and Supplier Equipment.
1.44    Reserved
1.45    Reserved.
1.46    Reserved
1.47    “Finally Determined”
“Finally Determined” shall mean when a claim or dispute has been finally determined by a court of competent jurisdiction, arbitration, mediation, or other agreed-upon governing party.
1.48    “Full-Time”
“Full-Time” shall mean a forty (40) hour work week providing services solely and exclusively for Gap.

1.49    “Functional Service Area”
“Functional Service Area” shall mean a reference to the aggregation of Services and Deliverables to be performed pursuant to a Functional Service Area Statement of Work.
1.50    “Functional Service Area Statement(s) of Work”
“Functional Service Area Statement(s) of Work” shall mean the following statements of work: (1) Store Services Statement of Work attached hereto as Exhibit A.3.1; (2) End User Support Services Statement of Work attached hereto as Exhibit A.4; (3) Mainframe Services Statement of Work attached hereto as Exhibit A.6.1; (4) the Distribution Center Services Statement of Work attached hereto as Exhibit A.7; and (5) the Stores Network Services Statement of Work attached hereto as Exhibit A.8. Whether provided in a Statement of Work or not, the Glossary to the Statements of Work attached hereto as Exhibit A.1 shall be incorporated into the above-mentioned Statements of Work.
1.51    “Gap”
“Gap” shall mean The Gap, Inc., a Delaware corporation, and its Affiliates and all Gap facilities and departments receiving Services under this Agreement.
1.52    “Gap Custom Documentation”
“Gap Custom Documentation” shall mean any Documentation developed specifically for Gap by, or on behalf of, Supplier (or jointly with others) as part of the Services (i) in accordance with Gap’s requirements, and (ii) which is specific to Gap’s business operations. Gap Custom Documentation does not include any Supplier Documentation or Supplier Modified Documentation. Gap Custom Documentation shall be identified as a Deliverable.
1.53    “Gap Custom Intellectual Property”
“Gap Custom Intellectual Property” shall mean any Intellectual Property developed specifically for Gap by, or on behalf of, Supplier (or jointly with others) as part of the Services (i) in accordance with Gap’s requirements, and (ii) which is specific to Gap’s business operations. Gap Custom Intellectual Property does not include any Supplier Intellectual Property or Supplier Modified Intellectual Property. Gap Custom Intellectual Property shall be identified as a Deliverable.
1.54    “Gap Custom Software”
“Gap Custom Software” shall mean any Software developed specifically for Gap by, or on behalf of, Supplier (or jointly with others) as part of the Services (i) in accordance with Gap’s requirements, and (ii) which is specific to Gap’s business operations. Gap Custom Software does not include any Supplier Software or Supplier Modified Software. For purposes of clarity, Software developed by Supplier to facilitate the efficient delivery of Services, including software interfaces, shall be Supplier Proprietary Software. Gap Custom Software shall be identified as a Deliverable.
1.55    “Gap Data”
“Gap Data” shall mean all of the Gap data, records, and information to which Supplier has access, or otherwise is provided to Supplier, that is entered into, is transmitted by, or is transmitted through the Gap IT Environment (including, but not limited to, any modifications to any such data, records and information, and any derivative works created therefrom,) under this Agreement in connection with providing the Services. Gap Data shall exclude Supplier

Confidential Information, Supplier Documentation, Supplier Software, Supplier Modified Documentation, Supplier Modified Software, Supplier Modified Intellectual Property or other Supplier Intellectual Property.
1.56    “Gap Data Center”
“Gap Data Center” shall mean Gap’s data centers specified in Exhibit D.22 (Gap Data Centers) or as otherwise agreed in writing by the Parties.
1.57    Reserved.
1.58    “Gap Documentation”
“Gap Documentation” shall mean all the Gap Proprietary Documentation, Gap Modified Documentation and Gap Third Party Documentation.
1.59    “Gap Equipment”
“Gap Equipment” shall mean the hardware, machines, and other equipment owned, leased or otherwise obtained by Gap as of the Reference Date and utilized by Supplier to provide the Services.
1.60    “Gap Infrastructure Partnership Executive”
“Gap Infrastructure Partnership Executive” shall have the meaning specified in Section 19.5 (Gap Infrastructure Partnership Executive).
1.61    “Gap Infringement Claim(s)”
“Gap Infringement Claim(s)” shall have the meaning specified in Section 23.4A (Gap’s Proprietary Rights Indemnity).
1.62    “Gap Infringement Exclusions”
“Gap Infringement Exclusions” shall have the meaning specified in Section 23.4D (Gap’s Proprietary Rights Indemnity; Gap Infringement Exclusions).
1.63    “Gap Infringement Trigger”
“Gap Infringement Trigger” shall have the meaning specified in Section 23.4A (Gap’s Proprietary Rights Indemnity; Indemnification).
1.64    “Gap Initiated Policy Change”
“Gap Initiated Policy Change” shall have the meaning specified in Section 3.2 (Changes in Policies and Procedures).
1.65    “Gap Intellectual Property”
“Gap Intellectual Property” shall mean *.
1.66    “Gap IT Environment”
“Gap IT Environment” shall mean the Gap Systems and non-Supplier Systems used for
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the Gap information technology environment. From the Second Amended Effective Date through October 31, 2013, the Gap IT environment will include certain Supplier systems used to provide the Services. After October 31, 2013, no Supplier systems will be used to provide the Services.
1.67    “Gap Licensed Property”
“Gap Licensed Property” shall have the meaning specified in Section 22.1A (Gap Licenses to Supplier).
1.68    “Gap Modified Documentation”
“Gap Modified Documentation” shall mean any item of Gap Documentation that has been modified, enhanced, or otherwise altered by Supplier, after the Reference Date, pursuant to the performance of the Services.
1.69    “Gap Modified Intellectual Property”
“Gap Modified Intellectual Property” shall mean any item of Gap Intellectual Property that has been modified, enhanced, or otherwise altered by Supplier, after the Reference Date, pursuant to the performance of the Services.
1.70    Reserved.
1.71    “Gap Owned Intellectual Capital”
“Gap Owned Intellectual Capital” shall mean *.
1.72    “Gap Policies and Procedures”
“Gap Policies and Procedures” shall mean the Gap Documentation, policies, procedures, and guidelines as set forth in Exhibit D.1 (Gap Policies and Procedures), and as such Documentation, policies, procedures, and guidelines are amended, modified, and/or replaced by Gap from time to time and made available to Supplier during the Term of this Agreement.
1.73    “Gap Proprietary Documentation”
“Gap Proprietary Documentation” shall mean Documentation (1) developed and owned by Gap, or (2) developed by a third party for, and owned by, Gap, and which is used by Supplier in connection with providing the Services.
1.74    “Gap Proprietary Intellectual Property”
“Gap Proprietary Intellectual Property” shall mean Intellectual Property (1) developed and owned by Gap, or (2) developed by a third party for, and owned by, Gap, and which is used by Supplier in connection with providing the Services.
1.75    “Gap Proprietary Software”
“Gap Proprietary Software” shall mean Software (1) developed and owned by Gap, or (2)developed by a third party for, and owned by, Gap, and which is used by Supplier in connection with providing the Services, excluding, the Applications.
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1.76    “Gap Regulatory Requirements”
“Gap Regulatory Requirements” shall have the meaning specified in Section 29.11 (Compliance with Laws).
1.77    “Gap Service Locations”
“Gap Service Locations” shall mean the premises that are occupied, owned, operated, or leased by Gap from which Supplier is authorized to provide Services.
1.78    “Gap Sites”
“Gap Sites” shall mean the premises occupied, owned, operated or leased by Gap from which Supplier may provide Services, and/or to which Supplier provides the Services, as set forth in Exhibit D.17 (Gap Sites), as such Exhibit may be amended from time to time by Gap.
1.79    “Gap Software”
“Gap Software” shall mean the Gap Proprietary Software, Gap Modified Software, Gap Third Party Software, and the Applications.
1.80    “Gap Systems”
“Gap Systems” shall mean the Gap Equipment, Gap Software, Gap Intellectual Property, and Gap Owned Intellectual Capital.
1.81    “Gap Third Party Claim(s)”
“Gap Third Party Claim(s)” shall have the meaning specified in Section 35.7B (General Indemnity; Gap’s Indemnity).
1.82    “Gap Third Party Documentation”
“Gap Third Party Documentation” shall mean any Documentation licensed, leased, or otherwise obtained from a Third Party Vendor by Gap and used by Supplier in connection with providing the Services.
1.83    “Gap Third Party Intellectual Property”
“Gap Third Party Intellectual Property” shall mean all Intellectual Property licensed, leased, or otherwise obtained from a Third Party Vendor by Gap and which is used by Supplier in connection with providing the Services.
1.84    “Gap Third Party Software”
“Gap Third Party Software” shall mean all Software licensed, leased, or otherwise obtained from a Third Party Vendor by Gap and which is used by Supplier in connection with providing the Services, excluding, the Applications.
1.85    “Gap Third Party Vendor”
“Gap Third Party Vendor” shall mean any Third Party Vendor (other than Supplier or any Supplier Third Party Vendor) contracting directly or indirectly with Gap to provide any products or services.

1.86    “Generally Available”
“Generally Available” shall mean available as a non-development product, licensed, or available for purchase, in the general commercial marketplace (e.g., Microsoft Word, SAP, OS/390, DB2).
1.87    “GID”
“GID” shall mean Gap Inc. Direct.
1.88    “HIPAA”
“HIPAA” shall have the meaning specified in Section 36.4 (Treatment of Gap Data).
1.89    “HVAC”
“HVAC” shall have the meaning specified in Section 10.7 (Gap’s Responsibilities Regarding Utilities).
1.90    “Implementation Agreement(s)”
“Implementation Agreement(s)” shall mean agreements to be executed by Gap or Gap Affiliates and Supplier or Supplier Affiliates in various countries other than the United States, that (1) incorporate by reference this Agreement in its entirety; (2) include modifications to this Agreement required to comply with specific foreign national, provincial, state, and local laws, rules, directives, and regulations; and (3) address identified tax and related issues as directed by Gap.
1.91    “Including”
“Including,” and its derivatives (such as “include” and “includes”), shall mean “including without limitation.” This term is as defined, whether or not capitalized in the Agreement.
1.92    “Income Tax”
“Income Tax” shall have the meaning specified in Section 26.5A (Taxes; Definitions).
1.93    Reserved
1.94    “Initiation Date”
“Initiation Date” shall mean the Second Amended Effective Date on which Supplier is responsible for provision of all Services.
1.95    “insource”
“insource” shall have the meaning specified in Section 41.2 (Third Source and Insource Limits on RRCs).
1.96    “Intellectual Property”
“Intellectual Property” shall mean all inventions (whether or not subject to protection under patent laws) works of authorship and other expressions fixed in any tangible or electronic medium (whether or not subject to protection under copyright laws), Moral Rights, trademarks, trade names, trade dress, trade secrets, publicity rights, know-how, ideas (whether or not subject to protection under trade secret laws), and all other subject matter subject to protection under patent, copyright, Moral Right, trademark, trade secret or other laws, including, all new or useful art, configurations, Documentation, methodologies, best practices, operations, routines, combinations, discoveries, formulae, manufacturing techniques, technical developments, artwork, Software, programming, applets, scripts, designs, or other business processes.
1.97    “Interface(s)”
“Interface(s)” when used as a noun, shall mean either a computer program developed by, or licensed to, Gap or Supplier to (1) translate or convert data from a Gap or Supplier format into another format used by Supplier at Gap as a standard format, or (2) translate or convert data in a format used by Supplier or a Third Party Vendor to a format supported by Supplier at Gap or vice versa. “Interface” when used as a verb, shall mean to operate as described above.
1.98    “*”
* shall have the meaning specified in Section 23.6 (*).
1.99    Mainframe Services Termination Date”
Mainframe Services Termination Date” means October 31, 2013, except as delayed pursuant to Exhibit A.6.1.
1.100    “Mainframe Services SOW Extension”
Mainframe Services SOW Extension” has the meaning set forth in Exhibit A.6.1.
1.101    “Managed Strategic Supplier”
“Managed Strategic Supplier” shall have the meaning specified in Section 9.1 (Definitions).
1.102    Material Move”
“Material Move” shall have the meaning specified in Section 10.11 (Use of Gap Sites).
1.103    Migrated Service(s)”
“Migrated Service(s)” shall have the meaning specified in Section 13 (Non‑Exclusive Relationship).
1.104    Monthly Baseline”
“Monthly Baseline” shall have the meaning specified in Section 3 (Definitions) of Exhibit C (Fees and Resource Baselines).
1.105    Monthly Performance Review”
“Monthly Performance Review” shall have the meaning specified in Section 19.2B (Meetings; Monthly Performance Reviews).
1.106    “Moral Rights”
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“Moral Rights” shall mean any personal or non-economic right to a work, including rights of attribution, integrity of the work, any right to object to any distortion or other modification of a work, and any similar right existing under the law of any country in the world or under any treaty.
1.107    “New Services”
“New Services” shall mean those services that are materially different in purpose from, and in addition to, the Services. All New Services require Gap Approval.
1.108    “New Sourcing Line(s)”
“New Sourcing Line(s)” shall have the meaning specified in Section 3.21C (New Services; New Sourcing Lines).
1.109    “Non-Service Catalog Item(s)”
“Non-Service Catalog Item(s)” shall mean a discrete unit of non-recurring work that is not (1) an inherent, necessary, or customary part of the day-to-day Services in any Functional Service Area, (2) a Service Catalog Item, and (3) required to be performed by Supplier to meet the existing Service Levels (other than Service Levels related to Non-Service Catalog Item performance). All Non-Service Catalog Items require Gap Approval.
1.110    “Non‑Referral Quarter
“Non‑Referral Quarter” shall have the meaning specified in Section 53.3 (*).
1.111    “Non-Service Catalog Request”
“Non‑Service Catalog Request” shall mean a request for Supplier to provide a Non-Service Catalog Item.
1.112    “Object Code”
“Object Code” shall mean the form of computer software resulting from the compiling, assembly, or other translation or processing of the Source Materials of such software by a computer into machine language or intermediate code, which is not convenient to human understanding of the program logic, but which is appropriate for execution or interpretation by a computer.
1.113    “Open Source Software”
“Open Source Software” shall mean any Intellectual Property that is subject to the GNU General Public License, GNU Library General Public License, Artistic License, BSD License, Mozilla Public License, or any similar license, including, those licenses listed at www.opensource.org/licenses.
1.114    “Parties” or “Party”

“Parties” or “Party” shall mean Gap and Supplier in the plural and Gap or Supplier, as the case may be, in the singular.

1.115    “Permitted Auditors”

“Permitted Auditors” shall have the meaning as specified in Section 37.2 (Audits Authorized by Gap).

1.116    “PHI”
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“PHI” shall have the meaning as specified in Section 36.4 (Treatment of Gap Data)

1.117    “Primary Event”

“Primary Event” shall mean (whether or not capitalized) an event upon which a cause of action, claim or other liability can be based.

1.118    “Procedures Manual”

“Procedures Manual” shall mean the procedures manual set forth in Exhibit D.1 (Gap’s Policies and Procedures).

1.119    “Proprietary or Confidential Information”

“Proprietary or Confidential Information” shall have the meaning set forth in Section 36.1 (Definition of Proprietary or Confidential Information).

1.120    “Provisioned”

“Provisioned” shall mean items licensed, leased, or otherwise obtained by Supplier at the request of and on behalf of Gap for which Gap is financially responsible as set forth on the Financial Responsibility Matrix (Exhibit C.7).

1.121    “Quarterly Executive Meetings”

“Quarterly Executive Meetings” shall have the meaning specified in Section 19.2C (Meetings; Quarterly Executive Meetings).

1.122    “RRC Stubs”

“RRC Stubs” has the meaning set forth in [Exhibit B].

1.123    “Receiving Party”

“Receiving Party” shall have the meaning specified in Section 36.2 (Exclusions).

1.124    “Reduced Resource Credit” or “RRC”

“Reduced Resource Credit” or “RRC” shall have the meaning specified in Exhibit C (Fees and Resource Baselines).

1.125    “Reference Date”
“Reference Date” shall have the meaning set forth in the introductory paragraph.

1.126    “Refresh”
“Refresh” shall have the meaning specified in Section 3.133.13 (Technology Refresh Services).

1.127    “Release”
“Release” shall mean a redistribution of Software that contains new features, new functionality, and/or performance improvements.

1.128    “Residual Knowledge”
“Residual Knowledge” shall have the meaning specified in Section 36.9 (Residual Knowledge).

1.129    “Resource Unit”

“Resource Unit” shall have the meaning specified in Exhibit C (Fees and Resource Baselines).

1.130    “Revisions”

“Revisions” shall mean Updates, Releases, and Versions.

1.131    “Second Amended Effective Date”

“Second Amended Effective Date” shall have the meaning set forth in the introductory paragraph.

1.132    “Service Catalog Item(s)”

“Service Catalog Item(s)” shall have the meaning specified in Exhibit D.26 (Service Catalog).

1.133    “Service Levels”

“Service Levels” shall mean those Supplier performance criteria as set forth in the Service Level Agreement.

1.134    “Service Level Agreement(s)”

“Service Level Agreement(s)” shall mean the service level agreement(s) attached hereto as Exhibit B (Service Level Agreements).

1.135    “Service Locations”

“Service Locations” shall have the meaning specified in Section 10.1 (Service Locations).

1.136    “Service Taxes”

“Service Taxes” shall have the meaning specified in Section 26.5 (Taxes; Definitions).

1.137    “Services”

“Services” shall mean all functions, responsibilities, tasks, subtasks, Deliverables, goods, and other services: (1) identified in the Statements of Work, or Specifications; (2) identified in this Agreement as being part of the required services; and (3) otherwise necessary to comply with the terms of this Agreement. Without increasing the scope of the Services, if any component task, subtask, service, or function is; (A) an inherent or necessary part of the Services defined in subparts (1), (2), or (3) of this Section; or (B) a customary part of the Services defined in subparts (1), (2), or (3) of this Section, and not in conflict with Supplier’s established methods of providing services; and, as to a service(s) within either subpart (A) or (B) of this sentence above, is not specifically described in this Agreement, then such service or function shall be deemed to be part of the Services. Any hardware and/or software provided to Gap by Supplier pursuant to this Agreement shall be deemed part of the Services, except as provided in the Financial Responsibility Matrix.

1.138    “Shared Subcontractors”

“Shared Subcontractors” shall have the meaning specified in Section 45.1 (Approval

Required).

1.139    “Software”
“Software” shall mean individually each, and collectively all, of the computer programs and/or software, licensed by Gap or Supplier from a Third Party Vendor, or otherwise provided by Supplier or Gap under this Agreement, including any: (1) embedded and/or re-marketed Third Party Vendor software and/or computer programs, (2) Interfaces, (3) Source Materials, and/or (4) Object Code. Software shall include any and all Revisions thereto, and any and all programs provided by a Third Party Vendor, Supplier, or Gap in the future under this Agreement. Notwithstanding anything in this Agreement to the contrary, Supplier shall have no obligation to provide Gap any Software that is Source Materials other than where the Source Material is Gap Custom Software and/or Gap Modified Software.

1.140    “Source Materials”
“Source Materials” shall mean, with respect to Software, the source code of such Software and all related compiler command files, build scripts, scripts relating to the operation and maintenance of such Software, application programming interface (API), graphical user interface (GUI), object libraries, all relevant instructions on building the Object Code of such Software, and all Documentation relating to the foregoing.

1.141    “Specifications”

“Specifications” shall mean (1) the Statements of Work, as attached and as modified and appended, including all documents incorporated therein; (2) all other performance requirements included or incorporated by reference into this Agreement, including: Gap’s Policies and Procedures (Exhibit D.1) and the Service Level Agreement (Exhibit B); and (3) to the extent it is not inconsistent with the above, the Documentation.

1.142    “Statement(s) of Work”

“Statement(s) of Work” shall mean the Functional Service Area Statement(s) of Work and such other statements of work that Gap and Supplier may enter into from time to time to document and authorize additional Services (including Non-Service Catalog Items) and/or New Services.

1.143    “Stranded Costs”

“Stranded Costs” shall mean (i) all substantiated fees payable to third parties for Approved non-cancelable contracts entered into, or as to those portions of existing agreements amended by Supplier with Approval on or after the Reference Date, to provide the Services, including leases and service contracts, and all reasonable termination or assignment fees payable in connection with the termination or assignment to Gap of any such contracts (“Stranded Contracts”), (ii) the substantiated cost of any assets, less depreciation, purchased by or placed into service by Supplier after the Reference Date solely for use in the performance of the Services (“Stranded Assets”), (iii) actual and substantiated salary, redeployment and severance costs paid, not to exceed * compensation (salary and benefits), for Supplier Personnel during the period they are not re-deployed as a result of termination under this Agreement, and (iv) those Transition Fees and Unrecovered Transition Costs (as defined in Exhibit C (Fees and Resource Baselines)) incurred through the effective date of termination, but not yet billed by Supplier and paid by Gap.

1.144    “Store Network Services”
“Store Network Services” has the meaning set forth in Section 3.4.

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1.145    “Store Network Services SOW”

“Store Network Services SOW” has the meaning set forth in Section 3.4.

1.146    “Subcontractor”

“Subcontractor(s)” shall mean any person, entity, or organization to which Supplier proposes to delegate or has delegated any of its obligations hereunder in accordance with Section 45 (Subcontractors).

1.147    “Supplier”

“Supplier” shall mean International Business Machines Corporation, a New York corporation (“IBM”), and any Affiliates, Subcontractors, employees, consultants, agents, contractors, or other third parties providing services on behalf of Supplier under this Agreement.

1.148    “Supplier Assumed”

“Supplier Assumed” shall mean those expenses designated as Supplier’s responsibility in Exhibit C (Fees and Resource Baselines).

1.149    “Supplier Documentation”

“Supplier Documentation” shall mean Supplier Proprietary Documentation, Supplier Modified Documentation, Embedded Supplier Proprietary Documentation, Supplier Third Party Documentation, and Embedded Supplier Third Party Documentation.

1.150    “Supplier Embedded Items”

“Supplier Embedded Items” shall have the meaning specified in Section 22.4 (Supplier Embedded Items and Supplier Modified Items).

1.151    “Supplier Equipment”

“Supplier Equipment” shall mean the hardware, machines, and other equipment owned or leased by Supplier after the Reference Date and used by Supplier to perform the Services.

1.152    “Supplier Infringement Claims”

“Supplier Infringement Claims” shall have the meaning specified in Section 23.3A (Supplier’s Proprietary Rights Indemnity).

1.153    “Supplier Infringement Exclusions”

“Supplier Infringement Exclusions” shall have the meaning specified in Section 23.3D (Supplier Infringement Exclusions).

1.154    “Supplier Infringement Trigger”

“Supplier Infringement Trigger” shall have the meaning specified in Section 23.3A (Supplier’s Proprietary Rights Indemnity).

1.155    “Supplier Intellectual Property”
“Supplier Intellectual Property” shall mean *.
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1.156    “Supplier Key Employee”
“Supplier Key Employee” shall have the meaning specified in Section 18.2 (Supplier Key Employees).

1.157    “Supplier Modified Documentation”

“Supplier Modified Documentation” shall mean any item of Supplier Documentation (other than any Supplier Documentation that constitutes Supplier Reference Intellectual Property) that has been modified, enhanced, or otherwise altered by Supplier, after the Reference Date, pursuant to the performance of the Services. Supplier Modified Documentation shall not include any such Supplier Documentation that is modified, enhanced or otherwise altered by Supplier: (1) specifically for any of its other customers concurrently with, or prior to, the same modification, enhancement, or other alteration of any such Supplier Documentation for Gap, or (2) for general use in connection with the performance by Supplier of services for customers receiving services similar to the Services (to the extent such modification, enhancement or other alteration is not first made for Gap pursuant to the performance of the Services), such Documentation identified in (1) and (2) shall be Supplier Documentation. The rights of Gap to Supplier Modified Documentation do not expand or alter the rights of Gap to the underlying Supplier Documentation as set forth in this Agreement.

1.158    “Supplier Modified Intellectual Property”

“Supplier Modified Intellectual Property” shall mean any item of Supplier Intellectual Property (other than any Supplier Intellectual Property that constitutes Supplier Reference Intellectual Property) that has been modified, enhanced, or otherwise altered by Supplier, after the Reference Date, pursuant to the performance of the Services. Supplier Modified Intellectual Property shall not include any such Supplier Intellectual Property that is modified, enhanced or otherwise altered by Supplier: (1) specifically for any of its other customers concurrently with, or prior to, the same modification, enhancement, or other alteration of any such Supplier Intellectual Property for Gap, or (2) for general use in connection with the performance by Supplier of services for customers receiving services similar to the Services (to the extent such modification, enhancement or other alteration is not first made for Gap pursuant to the performance of the Services), such Intellectual Property identified in (1) and (2) shall be Supplier Intellectual Property. The rights of Gap to Supplier Modified Intellectual Property do not expand or alter the rights of Gap to the underlying Supplier Intellectual Property as set forth in this Agreement.

1.159     “Supplier Modified Items”

“Supplier Modified Items” shall have the meaning specified in Section 22.4 (Supplier Embedded Items and Supplier Modified Items).

1.160    “Supplier Modified Software”

“Supplier Modified Software” shall mean any item of Supplier Software (other than any Supplier Software that constitutes Supplier Reference Intellectual Property) that has been modified, enhanced, or otherwise altered by Supplier, after the Reference Date, pursuant to the performance of the Services. Supplier Modified Software shall not include any such Supplier Software that is modified, enhanced or otherwise altered by Supplier: (1) specifically for any of its other customers concurrently with, or prior to, the same modification, enhancement, or other alteration of any such Supplier Software for Gap, or (2) for general use in connection with the performance by Supplier of services for customers receiving services similar to the Services (to the extent such modification, enhancement or other alteration is not first made for Gap pursuant to the performance Services), such Software identified in (1) and (2) shall be Supplier Software. The rights of Gap to Supplier Modified Software do not expand or alter the rights of Gap to the underlying Supplier Software as set forth in this Agreement.

1.161    “Supplier’s Outsourcing Relationship Executive”

“Supplier’s Outsourcing Relationship Executive” shall have the meaning specified in Section 18.1 (Supplier Outsourcing Relationship Executive).

1.162    “Supplier Personnel”

“Supplier Personnel” shall mean the employees, agents, contractors, subcontractors, or representatives of Supplier, Supplier Subcontractors, and Supplier Affiliates who perform any Services under this Agreement.

1.163    “Supplier Proprietary Documentation”

“Supplier Proprietary Documentation” shall mean all Documentation: (1) developed and owned by Supplier, or (2) developed by a third party for, and owned by Supplier, which is used for the performance of the Services, excluding the Embedded Supplier Proprietary Documentation.

1.164    “Supplier Proprietary Intellectual Property”

“Supplier Proprietary Intellectual Property” shall mean all Intellectual Property: (1) developed and owned by Supplier, or (2) developed by a third party for, and owned by Supplier, which is used in the performance of the Services, excluding, the Embedded Supplier Proprietary Intellectual Property.

1.165    “Supplier Proprietary Software”

“Supplier Proprietary Software” shall mean Software and related Documentation: (1) developed and owned by Supplier, or (2) developed by a third party for, and owned by Supplier, which is used for the performance of the Services, excluding, the Embedded Supplier Proprietary Software.

1.166    “Supplier Reference Intellectual Property”

“Supplier Reference Intellectual Property” shall mean Supplier Documentation, Supplier Software and Supplier Intellectual Property (a) which is used by Supplier to assist in the delivery or development of the Services, (b) which is generally used by Supplier in connection with the performance of services for, and/or provision of tangible property to, customers, and (c) which is not embedded or otherwise incorporated into a Deliverable.

1.167    “Supplier Regulatory Requirements”

“Supplier Regulatory Requirements” shall have the meaning specified in Section 29.11 (Compliance with Laws).

1.168    “Supplier Service Locations”

“Supplier Service Locations” shall mean the premises occupied, owned, operated, or leased by Supplier to provide the Services.

1.169    “Supplier Shared Service Center”

“Supplier Shared Service Center” shall mean a Supplier Service Location from which Supplier performs, for other customers, services similar to the Services.

1.170    “Supplier Software”

“Supplier Software” shall mean Supplier Proprietary Software, Supplier Modified Software, Embedded Supplier Proprietary Software, Supplier Third Party Software, and Embedded Supplier Third Party Software.

1.171    “Supplier Systems”

“Supplier Systems” shall mean Supplier Equipment, Supplier Intellectual Property, Supplier Modified Software, Supplier Modified Intellectual Property, and Supplier Software.

1.172    “Supplier Third Party Claim(s)”

“Supplier Third Party Claim(s)” shall have the meaning specified in Section 35.7A (General Indemnity; Supplier’s Indemnity).

1.173    “Supplier’s Remedial Acts”

“Supplier’s Remedial Acts” shall have the meaning specified in Section 23.4C (Gap’s Proprietary Rights Indemnity; Remedial Acts).

1.174    “Supplier Third Party Documentation”

“Supplier Third Party Documentation” shall mean all Documentation (excluding any and all such Documentation that is Generally Available and/or provided with Software that is Generally Available) licensed, leased, or otherwise obtained (unless it is otherwise Provisioned by Supplier for Gap, in which case it will be deemed Gap Documentation) from a Third Party Vendor by Supplier which is used for the performance of the Services, excluding, the Embedded Supplier Third Party Documentation.

1.175    “Supplier Third Party Intellectual Property”

“Supplier Third Party Intellectual Property” shall mean Intellectual Property (excluding any and all such Intellectual Property that is Generally Available) licensed, leased, or otherwise obtained (unless it is otherwise Provisioned by Supplier for Gap, in which case it will be deemed Gap Intellectual Property) from a Third Party Vendor by Supplier which is used by Supplier in the performance of the Services, excluding, the Embedded Supplier Third Party Intellectual Property.

1.176    “Supplier Third Party Software”

“Supplier Third Party Software” shall mean all Software (excluding any and all such Software that is Generally Available) licensed, leased, or otherwise obtained (unless it is otherwise Provisioned by Supplier for Gap, in which case it will be deemed Gap Software) from a Third Party Vendor by Supplier which is used for the performance of the Services, excluding, the Embedded Supplier Third Party Software.

1.177    “Supplier Tools”

“Supplier Tools” shall have the meaning specified in Section 22.9 (License Restriction).

1.178    “Term”

“Term” shall have the meaning specified in Section 2.1 (Term).

1.179    “Terminated SOW”

“Terminated SOW” shall have the meaning specified in the recitals of this Agreement.

1.180    “Terminated and Transitioned SOW”

“Terminated and Transitioned SOW” shall have the meaning specified in the recitals of this Agreement.

1.181     “T&T SOW Termination Period” or “Termination and Transition SOW Termination Period”

“T&T SOW Termination Period” or “Termination and Transition SOW Termination Period” means the period from Second Amended and Restated Effective Date to July 31, 2013.

1.182    “Termination Assistance Services”

“Termination Assistance Services” shall mean those transition, information technology, and related services provided by Supplier to Gap upon the termination or expiration of this Agreement for any reason as set forth in the Termination Transition Plan or in Section 34 (Termination/Expiration Assistance Services) of this Agreement (as applicable). The Termination Assistance Services shall be deemed part of the Services.

1.183    “Termination Transition Period”

“Termination Transition Period” shall have the meaning specified in Section 34.3 (Termination Transition Period).

1.184    “Termination Transition Plan”

“Termination Transition Plan” shall mean an integrated plan developed by Gap and Supplier to effectuate a seamless transition of the Services, from Supplier to Gap (or another vendor) in the event of termination or expiration of this Agreement for any reason and as further set forth in Section 34.1 (Termination/Expiration Transition Plan).

1.185    “Third Party Service(s)”

“Third Party Service(s)” shall have the meaning specified in Section 13 (Non-Exclusive Relationship).

1.186    “Third Party Vendor”

“Third Party Vendor” shall mean any person or entity (excluding Gap or Supplier) contracting directly or indirectly with Gap or Supplier to provide Equipment, Intellectual Property, Services or other products or services that are used or provided under this Agreement.

1.187    “third source”

“third source” shall have the meaning specified in Section 41.2 (Third Source and Insource Limits on RRCs).

1.188    “Transition”

“Transition” means the transition described in Section 3.10 (Transition-In) and in Exhibit D.15 (Transition-In Plan).

1.189    “Transition-In Plan” or “Transition Plan”

“Transition-In Plan” or “Transition Plan” shall mean the timeline and services relating to the transition of responsibility for the Services (1) from Gap or Gap’s current third party vendors to Supplier and/or (2) from Supplier back to Gap, as appropriate, as set forth in Exhibit D.15 (Transition-In Plan). The Transition-In Plan and all reports or other Documentation developed by Supplier pursuant to the Transition-In Plan shall automatically become a part of this Agreement immediately upon their creation or delivery, as the case may be. The Transition-In Plan shall include, at a minimum: (a) all of the transition tasks required to be performed by Supplier, (b) all of the tasks required to be performed by Gap (in the case services are being transitioned from Gap or Gap’s current third party vendors to Supplier, any responsibility not explicitly allocated to Gap is deemed to be a transition task to be performed by Supplier), (c) the specific resources to be provided by Gap, (d) the completion date for each transition task, (e) the acceptance criteria (and, if appropriate, testing) to be applied by Gap in evaluating transition deliverables, (f) a complete description of any one-time or other charges to Gap which are associated with the Transition-In Plan, including deliverable criteria and timing for payment(s), other than the Charges, and (g) all other pertinent details.

1.190    “UPS”

“UPS” shall have the meaning specified in Section 10.7 (Gap’s Responsibilities Regarding Utilities).

1.191    “Update”

“Update” shall mean a redistribution of Software that corrects an error as well as addressing common functional and performance issues.

1.192    “VAT Taxes”

“VAT Taxes” shall have the meaning specified in Section 26.5 (Taxes; Cooperation; Invoices).

1.193    “Version”

“Version” shall mean any delivery of Software that is a Release and/or a collection of Updates.

1.194    “Virus(es)”

“Virus(es)” shall have the meaning specified in Section 29.8 (Viruses).

2    Term
2.1    Term
This Agreement shall be effective as of the Reference Date and shall continue in effect until February 28, 2018 (the “Term”), unless earlier terminated as provided herein.
3    Services
3.1    Services
As of the Second Amended Effective Date and continuing throughout the Term (except as expressly provided in an individual SOW), Supplier shall provide the Services to Gap and the Authorized Users as such Services may evolve or are otherwise supplemented, enhanced, modified or replaced in accordance with this Agreement. Except as specifically set forth in this

Agreement, Supplier shall provide all Supplier Equipment, Supplier Intellectual Property, Supplier Third Party Intellectual Property, Supplier Personnel, and other resources necessary to provide the Services in accordance with the Service Levels and other performance requirements of this Agreement. Supplier shall provide the Services to Gap without regard to the lines of Supplier’s businesses, Supplier intra-Affiliate relationships, or geographic locations within Supplier’s organization from which such Services are offered, or the internal profit center within Supplier’s organization to which the financial accounting for a Service is ultimately attributed. To the extent specific Equipment, Intellectual Property, tools, policies, procedures, and/or guidelines are identified, referenced, or referred to in the Agreement or any Exhibits, such Equipment, Intellectual Property, tools, policies, procedures, and/or guidelines shall include any amendments, modifications, updates, and/or replacements to such Equipment, Intellectual Property, tools, policies, procedures, and/or guidelines by Gap from time to time during the Term of this Agreement.
3.2    Changes in Policies and Procedures
If Supplier determines that its compliance with (i) a Gap Initiated Policy Change, (ii) an additional reporting requirement pursuant to Section 3.19 (Reporting Services) or (iii) complying with architectural or technical standards as provided in Section 17.3 (Strategic Control), will increase Supplier’s actual cost of delivering the Services by an amount equal to or greater than $* during the remainder of the Term, Supplier shall notify Gap in writing within three (3) months of implementing such change, and shall provide Gap with supporting documentation and data necessary to substantiate Supplier’s estimated actual cost increase. Upon validation by Gap of Supplier supporting documentation and data, Gap shall have the option of either (a) rescinding the particular Gap Initiated Policy Change or additional reporting request; or (b) (i) in the event there is no Resource Unit Charge applicable to the increase in Supplier’s actual cost and such actual cost increase is between $* and $*, by adjusting the fees to be paid hereunder to Supplier to offset the demonstrated increased cost to Supplier, (ii) in the event there is no Resource Unit Charge applicable to the increase in Supplier’s actual cost and such actual cost increase exceeds $*, as agreed by the parties through Change Control Procedures or (iii) in the event there is a Resource Unit Charge applicable to the increase in Supplier’s actual cost, through an ARC. In the event Supplier is required to implement multiple changes as a result of a single Gap Initiated Policy Change or an additional reporting requirement, such multiple changes may be aggregated by Supplier for purposes of calculating the increase in Supplier’s actual cost of delivering the Services under this Section (Changes to Policies and Procedures.)
“Gap Initiated Policy Change” shall mean a change to Gap Policies and Procedures that is initiated by Gap, but shall not include changes made to address regulatory compliance issues (which changes are addressed in Section 29.12 (Changes in Law and Regulations)) or changes made to address a Supplier failure to provide Services in accordance with this Agreement.
3.3    Documentation
Supplier shall provide the Services required with respect to all Documentation in accordance with Section 24 (Documentation) and the Functional Service Area Statements of Work and as otherwise provided under this Agreement. In addition, at no additional charge to Gap, Supplier shall provide Gap with at least three (3) copies of Documentation developed for Gap under this Agreement (or otherwise required to be provided to Gap under this Agreement and which Supplier is authorized to provide) to enable Gap to fully utilize as permitted under this Agreement the Services, Equipment, and Software.
3.4    Store Network Services
Supplier shall provide the store network services set forth in Exhibit A.8 (Store Network Services) and as otherwise provided under this Agreement.
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3.5    Reserved.
3.6    End User Support Services
Supplier shall provide the end user support services set forth in Exhibit A.4 (End User Support Services), and as otherwise provided under this Agreement.
3.7    Distribution Center Services
Supplier shall provide distribution services set forth in Exhibit A.7 (Distribution Center Services), and as otherwise provided under this Agreement.

3.8    Server Services
Supplier shall provide the mainframe services and application and utility server services set forth in Exhibits A.6.1 (Mainframe Services)..
3.9    Store Services
Supplier shall provide the store services set forth in Exhibit A.3.1 (Store Services), and as otherwise provided under this Agreement.
3.10    Reserved
3.11    Equipment
Supplier shall provide the Services using, or through access to, the Equipment that is either (1) Supplier Equipment, or (2) Gap Equipment. The Parties financial responsibilities with respect to Equipment (including any updates or refresh of such Equipment) are set forth in Exhibit C.7 (Financial Responsibility Matrix). Gap shall be responsible for the risk of loss of, and damage to, Gap Equipment (unless such Gap Equipment is in Supplier’s custody). Supplier shall be responsible for the risk of loss of, and damage to, Supplier Equipment unless such Supplier Equipment is located in a Gap Store or in a Gap location at which there are no Supplier Personnel assigned full time and the loss or damage is not caused by Supplier.
3.12    Replacement Services
Except as more specifically described in the Statements of Work or the Financial Responsibility Matrix, Supplier shall, and at no additional cost to Gap other than any applicable ARCs and the terms of any New Services, replace, upgrade, and provide additional Supplier Equipment as may be necessary for Supplier to perform the Services in accordance with the Service Levels and as provided in this Agreement.
3.13    Technology Refresh Services
3.110.1    A.    The financial responsibility of the Parties for Equipment and Software used in conjunction with the Services, including Refresh, if any, shall be as set forth in Exhibit C.7 (Financial Responsibility Matrix) and the operational responsibility for Refresh is set forth in Exhibit D.18 (Refresh).
3.14    Software Services
Supplier shall procure any additional software required by Supplier to provide the Services, meet Service Levels, or otherwise comply with this Agreement (the “New Software”), subject to Exhibit C (Fees and Resource Baselines and the Financial Responsibility Matrix) and,

as applicable, New Services.
3.15    Licenses and Permits
Supplier is responsible for obtaining all licenses, approvals, permits and authorizations required by applicable federal, state, or local laws or regulations that Supplier is required to have in order to perform the Services and, except as otherwise agreed to in writing by the Parties or as otherwise provided in this Agreement, Supplier is financially responsible for all fees, costs and taxes associated with such licenses, approvals, permits and authorizations. Supplier shall provide to Gap all such licenses, approvals, permits and authorizations within three (3) Business Days after Supplier’s receipt of Gap’s request.
3.16    Knowledge Transfer and Best Practices
Supplier shall implement the knowledge transfer process set forth in this Agreement to ensure that Supplier Personnel share the knowledge they have gained while performing the Services with Gap and the Gap Authorized Users. The knowledge transfer process shall ensure that important knowledge, information, and practices pass from Supplier and Supplier Personnel to Gap and Gap Authorized Users. At a minimum, such knowledge transfer processes will include Supplier meeting with Gap and designated Gap Authorized Users at least once every twelve (12) months, or more frequently as Gap may request, to; (a) explain how the Services are provided; and (c) provide such knowledge transfer, Documentation and other materials as detailed in the applicable Transition Plan for Gap to understand and provide the Services after the expiration or termination of the Agreement.
3.17    Strategic / Business Planning and Process Implementation
Supplier shall provide the strategic and other business planning and process implementation services, if any, as required pursuant to the applicable Functional Service Area Statements of Work.
3.18    Reserved
3.19    Reporting Services
In order to monitor the status, performance, and quality of the Services provided to Gap, Supplier shall provide Gap with various written reports described in Exhibit D.13 (Management Reports), as such reports may be amended from time to time by Gap. The nature and time frame of the reports shall be determined by Gap.
Unless stated otherwise in a Statement of Work or as directed by Gap, each of such reports shall be comprised of three (3) hard copies and (1) electronic copy to be delivered to each of Gap’s Infrastructure Partnership Executive and the applicable Program Manager, together with a formal transmittal letter executed by Supplier’s Outsourcing Relationship Executive and the applicable Program Manager. If no time period is designated by Gap, after the reports have been defined and Approved by Gap, reports are due five (5) days from the end of the reporting period, or issue occurring.
3.20    Data Protection and Privacy
Supplier shall comply with Gap’s Data Protection and Privacy Procedures as set forth in the Exhibit D.1 (Gap Policies and Procedures). In addition, subject to mandatory compliance with applicable law, Supplier shall perform a reference and criminal background investigation on all Supplier Personnel with access to Gap Data and/or the Gap IT Environment.

Notwithstanding the foregoing, *. Within five (5) days of any investigation, Supplier shall notify Gap of adverse results of any such reference and criminal background investigation to the extent permitted by law. Supplier shall not permit any Supplier Personnel who Supplier knows has been convicted of a crime of dishonesty, breach of trust, or money laundering to provide Services under this Agreement, or to have access to any Gap Proprietary or Confidential Information or Gap Data.
3.21    New Services
A.    New Services Proposal
If Gap requests that Supplier perform any New Services that Supplier is reasonable capable of providing and willing to bid on, Supplier shall promptly prepare a New Services proposal for Gap’s consideration. Supplier shall prepare New Services proposals at no additional charge to Gap and shall deliver such proposal to Gap within a timeframe that is reasonable based on the nature and scope of the proposed New Services and, in event the proposed New Services are being competitively bid, in compliance with the competitive bidding requirements. A New Services proposal shall include, among other things, (i) a reasonably detailed project plan and a price estimate for the New Service; (ii) a reasonably detailed breakdown of such price or estimate, (iii) a reasonably detailed description of the service levels to be associated with such New Service; (iv) a schedule for commencing and completing the New Service; (v) a description of the new hardware or software to be provided by Supplier in connection with the New Service; (vi) a description of the software, hardware and other resources, including Resource Unit utilization, necessary to provide the New Service; and (vii) additional facilities, hardware, software or labor resources to be provided by Gap in connection with the proposed New Services. If Gap accepts Supplier’s proposal, the Parties will negotiate a mutually agreed to Statement of Work. Upon execution of the applicable Statement of Work, the scope of the Services included in the Charges will be expanded and this Agreement will be modified to include such New Services. All New Services must be Approved by Gap’s Chief Information Officer in accordance with Section 6.1 (Gap Approval).
B.    Competing Bids
Gap may elect to solicit and receive bids from third parties to perform any New Services; provided, however, that Gap shall not disclose any Confidential and Proprietary Information provided by Supplier to Gap in any proposal for New Services. If Gap elects to use third parties to perform New Services, (i) such New Services shall not be deemed “Services” under the provisions of this Agreement and (ii) Supplier shall reasonably cooperate with such third parties.
C.     New Sourcing Lines
In the event Gap elects to utilize Supplier to provide a new line of sourcing services (e.g., logistics and supply chain management, supply chain applications, and human resources support) (individually and collectively referred to as “New Sourcing Line(s)”), such services will be treated as New Services under this Agreement, provided that each New Sourcing Line will include in the proposal a unique Exhibit C (Fees and Resource Baselines); Statement(s) of Work; Service Level Agreement attachments, and as applicable, supporting exhibits. To the extent any provisions of this Agreement are deemed by the Parties to be inapplicable to such New Sourcing Line(s) or it is agreed that new provisions are required, such modifications will be addressed through an amendment to this Agreement, unless the Parties otherwise agree that a stand alone agreement that leverages the terms agreed to herein as applicable will facilitate the provision or management of the services.

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D.     Approved Supplier
Gap acknowledges that Supplier is an approved supplier of Gap for IT hardware, software and services. As an approved supplier, Gap shall (i) allow Supplier to bid on all Requests for Proposals or similar Gap efforts to procure IT hardware, software and services for which Gap, in its sole discretion, determines IBM is qualified, (ii) consider Supplier fairly and in good faith for such IT hardware, software and services, and (iii) if Supplier is not awarded such business, provide Supplier a reasonable description of the reasons why Supplier was not awarded, which description will provide Supplier the same information as Gap provides to all other vendors who bid on, but were not awarded, the relevant Request for Proposal.
4    Single Relationship Agreement
All Services provided by Supplier shall be governed by this Agreement, and to the extent separate Implementation Agreements are approved in writing by Gap, such Implementation Agreements shall not change, alter, or modify any term of this Agreement, except as required by the law of the country in which Services are to be provided under such Implementation Agreement or as set forth in Section 5.3 (Terms and Conditions).
5    Implementation Agreements
5.1    Execution
In each country in which Services shall be provided, Supplier Affiliate shall, before commencement of the Services, sign an Implementation Agreement. In the event Supplier Affiliate refuses to execute an Implementation Agreement, Supplier shall be responsible for (a) contracting with a third party as a Subcontractor under this Agreement to provide the Services required under such Implementation Agreement, and (b) all costs (i) related to obtaining the services from such Subcontractor in excess of those costs that would have been charged by Supplier Affiliate and (ii) related to integrating such Subcontractor services into the Services.
5.2    Order of Precedence
Except for those country-specific terms and conditions set forth in Section 5.3 (Terms and Conditions) below, all the terms and conditions of this Agreement shall be incorporated in full and remain in full force and effect in all Implementation Agreements. Except for those country specific terms and conditions set forth in Section 5.3 (Terms and Conditions) below, in the event of any conflict or inconsistency between the terms and conditions of this Agreement, and the terms and conditions of an Implementation Agreement, the terms and conditions of this Agreement shall prevail.
5.3    Terms and Conditions
Each Implementation Agreement shall contain only the following country specific terms and conditions. There shall be no additional terms and conditions included in any Implementation Agreement except as set forth in this Section 5.3 (Terms and Conditions).
A.     Any requirements specifically mandated by the laws, rules, regulations, directives, and/or statutes of the country of Supplier Affiliate and Gap Affiliate, including: (i) any country specific human resource requirements in relation to the Transitioned Employees, and (ii) any data protection requirements.
B.    Those provisions necessary to allow both parties to operate within their respective tax structures and implement their respective internal payment processes. In the event the two structures are in conflict, Gap’s tax structure and payment processes shall take precedence, provided, however, in the event Supplier demonstrates that compliance with the above precedence requirement will create a material adverse impact as to Supplier, the Parties shall work cooperatively to reach a commercially reasonable and mutually beneficial resolution. Notwithstanding the foregoing, nothing in this paragraph B is intended to alter the agreement of the Parties as to the allocation of taxes set forth in Section 26.5 (Taxes).
C.    Any provision necessary to establish jurisdiction and venue as to Supplier Affiliate as provided in Section 46.3 (Venue and Jurisdiction).
D.    To the extent there are additional provisions not addressed above which are proposed to be included in an Implementation Agreement, such proposed provisions must be approved by Gap Corporate Counsel and Supplier Corporate Counsel. In the event the Parties are unable to agree upon such proposed additional provisions, such proposed additional provisions shall not be incorporated into the Implementation Agreement.
5.4    Reserved.
6    Unapproved Work
6.1    Gap Approval
A.    When Gap’s consent, authorization, amendment, and/or other approval is expressly required under this Agreement, such consent, authorization, amendment, and/or other approval must be obtained by Supplier in writing from Gap’s Chief Information Officer or Gap’s Infrastructure Partnership Executive. Notwithstanding the foregoing, any consent, authorization, amendment, and/or other approval requiring the authorization of payment, or imposing an obligation on Gap for any fees, cost, or other expenses, must be obtained by Supplier in writing from Gap’s Chief Information Officer subject to the following exceptions:
(1)    any consent, authorization, amendment, and/or other approval in an amount less than *; and
(2)     any consent, authorization, amendment, and/or other approval in an amount less than * per entire Statement of Work or authorized activity) can be approved by a Gap Program Manager.
B.    After Supplier has obtained the consent, authorization, amendment, and/or other approval as set forth in this Section, Supplier is not required to obtain a consent, authorization, amendment, and/or other approval for the tasks related to the day to day execution of the applicable matter, unless additional consents, authorizations, amendments, and/or other approvals are specifically provided for in the Agreement.
C.    For purposes of this Agreement, the writings constituting any consent, authorization, amendment, and/or other approval shall be (i) as to New Services, a signed and numbered Service Request, Change Request, or Statement of Work, as applicable; and (ii) as to Non-Service Catalog Items, a signed and numbered Statement of Work. Supplier’s monthly invoices shall detail separately Charges for New Services, with reference to the specific numbered Service Request, Change Request, or Statement of Work constituting the consent, authorization, amendment, and/or other approval. Each calendar month, Gap’s Infrastructure Partnership Executive (or his or her designee) and Supplier’s Outsourcing Relationship Executive shall meet to review the Services invoiced to Gap in the previous calendar month, including the status of issues, if any, relating to Charges for New Services. Gap will make a good faith attempt
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to raise any disputes relating to any consent, authorization, amendment, and/or other approval of the Services performed promptly upon discovery of such dispute; provided that in no event shall Gap be permitted to dispute such consent, authorization, amendment, and/or other approval of the Services performed (and invoiced as provided in this Section) more than * days after the date of the original invoice for such Service(s) and, thereafter, any such Charges shall be deemed to have Gap’s consent, authorization, amendment, and/or other approval.
6.2    Right to Reject
Gap reserves the right to reject any Services not Approved by Gap pursuant to Section 6.3 (Failure to Obtain Approval) or other provisions of this Agreement. Gap Approval is not required for those Services, other than Non-Service Catalog Items, included in the Charges, including any ARCs or RRCs as to such Services.
6.3    Failure to Obtain Approval
A.    Unless otherwise specified in Section 6.1 (Gap Approval) or otherwise specifically set forth in this Agreement, any consents, authorizations, amendments, or other approvals required under this Agreement must be obtained from Gap’s Chief Information Officer or Gap’s Infrastructure Partnership Executive.
B.    If Supplier provides Services (or services other than those specified in this Agreement) to Gap without obtaining Gap Approvals in writing, as set forth in this Section, such Services (or other services) shall be deemed to be a gratuitous effort on the part of Supplier and Supplier shall have no claim whatsoever against Gap therefor (it being understood by the Parties that Supplier shall have no obligation to continue to provide such gratuitous Services (or other services) unless Approved by Gap in which case Gap shall compensate Supplier in accordance with this Agreement). Any services other than those specified under this Agreement that are Approved by Gap under the preceding sentence shall become a part of the Services and shall be subject to the terms and conditions of this Agreement.
C.    If Supplier provides Services (or services other than those specified in this Agreement) that are deemed to be a gratuitous effort pursuant to subparagraph B above, constituting Equipment, Supplier Proprietary Software or commercially available off-the-shelf Supplier Third Party Software (e.g., Microsoft NT, Sun Solaris, HP Open View) and unless otherwise Approved, Gap shall permit Supplier to remove such Equipment, Supplier Proprietary Software or commercially available off-the-shelf Supplier Third Party Software at Supplier’s sole cost and expense and at Gap’s reasonable convenience.
D.    If Supplier provides Services (or services other than those specified in this Agreement) that are deemed to be a gratuitous effort pursuant to subparagraph B. above, constituting Gap Custom Software, Gap shall be entitled to retain and use such Gap Custom Software free of Charge, except that such Gap Custom Software shall not be deemed to be part of the Services subject to this Agreement and shall be provided to Gap by Supplier on an “AS IS” basis.
E.    Gap shall provide Supplier with notice of any such gratuitous effort to the extent such gratuitous effort is known by Gap’s Governance Team as detailed in Section 19.1 (Governance).

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7    Service Levels
7.1    Service Level Agreements
Supplier shall provide all Services in accordance with the Service Levels.
7.2    Reports
Supplier shall collect all data and maintain all records and documentation required by this Agreement, the Statements of Work and to comply with the Service Levels. Supplier shall provide regular performance reports to Gap in accordance with Section 3.16 (Reporting Services) and Section 19.1 (Governance).
7.3    Root-Cause Analysis and Resolution
Within ten (10) days (or as otherwise agreed to by the Parties in writing) of receipt of a notice from Gap of Supplier’s failure to provide the Services in accordance with the Service Levels, Supplier shall (a) provide such services necessary to identify the cause of such failure, (b) provide Gap with a written report detailing the cause of, and procedures for correcting, such failure, and (c) provide Gap with reasonable evidence that applicable corrective steps have been taken. The foregoing does not limit other remedies available to Gap under this Agreement for such Service Level failures.
7.4    Cost and Efficiency Reviews
Supplier shall perform, on an annual basis, cost and efficiency reviews of the Services it provides and make recommendations to Gap for reducing the cost to Gap of the Services. Supplier’s recommendations shall include methods to efficiently utilize resources chargeable to Gap under the Agreement, including, but not limited to:
Employing new technologies in general use by Supplier to replace existing technologies used by Supplier to provide the Services, even if the use of such new technologies will result in a reduction in monthly revenues to Supplier under the Agreement. For example, in a circumstance in which manual tape mounts were a Resource Unit, it is required that Supplier would recommend use of automated tape mounts, if appropriate, even if implementation of such solution would result in a RRC under the Agreement.
8    Benchmarking
8.1    Benchmarking Process
A.    Commencing *, Gap may initiate a benchmark analysis of (1) *, (2) *, (3) *, and/or (4) *. The benchmark analysis of the Aggregated Services shall include an analysis of the individual IT components set forth in Table C-1.2(a) (Charges by Country Retained) within the applicable Functional Service Area(s). Supplier will provide, as reasonably requested by Gap in order to facilitate a meaningful and effective benchmark analysis, a detailed charge(s) breakdown of the Aggregated Services subject to the benchmark analysis into the elements of *. Additionally, as may be required to normalize the benchmark analysis, the fixed price component of the Annual Services Charge set forth in Table C-1.2(a) (Charges by Country Retained) shall be allocated on a prorated basis to each of the Aggregated Service(s). Such allocation will be accomplished by dividing the then current Contract Year Charges for the applicable Aggregated Service(s) subject to the benchmark analysis by the total Annual Services Charge for the then current Contract Year Charges for the applicable Aggregated Service(s) subject to the benchmark analysis by the total Annual Services Charge for the then
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current Contract Year to obtain the percentage of the fixed price Annual Services Charge to add to the Aggregated Service(s) in order to establish the then current total price for the Aggregated Service(s) subject to the benchmark analysis. Gap agrees not to duplicate a benchmarking for Aggregated Services within any * period. Gap will use Gartner Inc. for any such benchmarking or such other company as otherwise mutually agreed to in writing by the Parties (the “Benchmarker”) to objectively perform such benchmarking.
B.    Each Party shall have the right to review the benchmarking procedures to be utilized by the Benchmarker. If and to the extent Gap and Supplier agree on specific directions, processes or methodologies to be provided to or applied by the Benchmarker, the Benchmarker shall be provided such directions and instructed to apply such processes or methodologies. Otherwise, the Benchmarker shall be instructed to use its professional judgment as to the appropriate processes and methodologies to be applied.
C.    The Benchmarker shall execute an appropriately protective confidentiality agreement consistent with the terms of this Agreement that contains standard non-disclosure agreement protections, provided that Supplier shall have no obligation hereunder to (i) provide the Benchmarker any proprietary information or data relating to Supplier’s agreements with other customers or (ii) disclose to the Benchmarker Supplier’s cost of delivering the Services under this Agreement.
D.    The Benchmarker shall have no financial incentive in the outcome of its analysis. The Benchmarker shall compare (using data from a representative sampling of contracts) the quality, resource utilization, and charges of the Aggregated Service(s) against the quality, resource utilization and charges of information technology service providers performing similar services to ensure that Gap is obtaining pricing and levels of service that are competitive with market prices and service levels, given the nature, volume, performance standards and type of Aggregated Service(s) provided by Supplier hereunder (“Benchmarking”). The prices established as a result of the Benchmarking shall be the “Benchmark”. In making this comparison, the Benchmarker shall insure its comparison accounts for vendor financing and other factors including: (i) whether vendor transition-in charges are paid by the customer as incurred or amortized over the term of the agreement; (ii) the extent to which vendor pricing includes the purchase of customer’s existing assets and on what basis; and (iii) the extent to which vendor pricing includes the cost of acquiring future assets. The Benchmarker shall identify such factors considered and the methodology used to account for such factors in its comparison.
8.2    Benchmark Adjustments
A.    The Benchmarker shall issue a preliminary written report reflecting its findings. The Parties will review the preliminary benchmark analysis report and provide any comments in writing to the Benchmarker and the other Party within fifteen (15) days of receipt of the analysis. The Benchmarker will be instructed to consider any such comments received within such fifteen (15) day period and, after such consideration and making any appropriate adjustments, to issue a final written report. The Benchmarker may accept or reject the comments of either Party in its sole discretion.
B.    In the event that the Parties agree to the Benchmark result and Supplier’s prices for the Aggregated Service(s) are priced higher than the Benchmark, then Supplier shall either:
(1)    in the event Supplier’s prices for the Aggregated Service (s) exceed the Benchmark by * or less, then Supplier shall reduce its prices for the Aggregated Service(s) down to the * in the next billing cycle. * shall mean the amount equal to *
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over Supplier’s prices for the Aggregated Service(s). For example, if the Benchmark for the Aggregated Services exceeds the then current Supplier Charges for the Aggregated Services by *, then Supplier shall reduce its prices for the Aggregated Services down by *; or

(2)    in the event Supplier’s prices for the Aggregated Service(s) exceed the Benchmark by more than *, Supplier shall reduce its prices for the Aggregated Service(s) (i) down by * in the next billing cycle (ii) *. Within * of receiving the Benchmarking with a Benchmark triggering the pricing discussion requirement, Supplier shall provide Gap with a written proposal on *. The proposal shall *. Supplier’s proposal must be accompanied with sufficient detail to demonstrate to Gap what specific pricing metrics will be affected and how and may include discussion of technology architecture issues. The Parties shall structure and support the pricing discussions to proceed rapidly with the objective of completing such discussions within * of the date of receiving the Benchmarking. Failure of the Parties to agree on all pricing adjustments to be implemented within * of the date of receiving the Benchmarking, shall be deemed a rejection of Supplier’s proposal to reduce prices by Gap, unless the Parties otherwise agree in writing.
C.    Should the Parties agree to adjust pricing as provided herein, such adjustments shall be *.
D.    If (1) Supplier fails to adjust its pricing as required under subpart B above, or (2) Gap (in its sole discretion) does not accept Supplier’s proposal to reduce its prices to the Benchmark as set forth in subpart B(2) above, Gap may terminate this Agreement in accordance with Section 33.5 (Termination for Failure to Implement Benchmark Adjustments).
E.    All third party costs of the benchmarking shall be shared equally by the Parties.
9    Reserved
10.    Service Locations
10.1    Service Locations
The Services shall be provided from the locations designated by Supplier, provided that any such location must be Approved by Gap in writing and in advance, which Approval shall not be unreasonably withheld or delayed (collectively, the “Service Locations”).
10.2    Shared Environment
Prior to migrating or relocating any of the Services to a Supplier Shared Service Center (other than those contemplated as of the Second Amended Effective Date), Supplier shall provide to Gap, for Gap’s Approval, a proposal for the migration or relocation of such Services, including benefits, savings, or risks to Gap during the Term and upon the expiration or termination of this Agreement. Gap agrees to evaluate such migration or relocation proposals in good faith,
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acknowledging the potential that such relocation, while achieved at no additional cost or savings to Gap, may enable Supplier to optimize its financial and delivery commitments under this Agreement.
10.3    Safety Procedures
A.    Supplier shall maintain and enforce at Supplier Service Locations safety procedures that are at least (1) equal to industry standards for such Supplier Service Locations and (2) as rigorous as those procedures in effect at Supplier Service Locations as of the Reference Date.
B.    At all Gap Service Locations, Supplier shall comply with Gap’s safety procedures provided in writing to Supplier or generally posted at a Gap Service Location. Supplier shall observe and comply with all Gap rules (disclosed to Supplier or Supplier Personnel in writing or by other means generally used by Gap to disseminate such information to employees or contractors) with respect to safety, health, facility security, and the environment and shall take all action necessary to avoid injury, property damage, spills or emissions of hazardous substances, materials or waste, and other dangers to persons, property or the environment. To the extent required by Gap, Supplier Personnel shall receive prescribed training from Gap without charge prior to entering certain Gap Sites or Gap Service Locations.
10.4    Security Procedures
As more specifically required pursuant to a Statement of Work, Supplier shall adopt security measures for itself and its employees which shall include, but not be limited to:
A.    Prohibition of the disclosure of Proprietary or Confidential Information within Supplier’s organization except to individuals requiring access to such information to perform Supplier’s obligations or exercise its rights under this Agreement;
B.    Precluding access to Proprietary and Confidential Information by any Supplier employee, representative, agent or Subcontractor until such individual has been trained with regard to the handling of the Proprietary or Confidential Information, use of security measures identified herein, and (1) with respect to Supplier’s employees, has completed Supplier’s applicable * (or its successors) (provided, however, for purposes of this Agreement and with respect to Supplier’s employees providing Services under this Agreement, * (or its successors) shall be deemed to apply to and include all of the Gap Systems), and (2) with respect to Supplier’s representatives, agents, or Subcontractors, Supplier has included provisions comparable to *;
C.    Requiring all (1) new employees to complete Supplier’s applicable * (or its successors) (provided, however, for purposes of this Agreement and with respect to Supplier’s employees providing Services under this Agreement, * (or its successors) shall be deemed to apply to and include all of the Gap Systems), and (2) representatives, agents, or Subcontractors, to execute Subcontractor, agent, or other agreements with provisions comparable to *;
D.    Providing each individual authorized to electronically access Proprietary or Confidential Information with a unique access code and notifying such individual that disclosure of any password, access code, or security device shall result in disciplinary action, including
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termination;
E.    Promptly canceling any password or security access code when an individual is terminated, transferred, or on a leave of absence and providing prompt notice of such event to Gap as agreed in the Gap Policies and Procedures and consistent with Gap System security requirements;
F.    In the event employment is terminated involuntarily, ensuring that the individual’s access to Proprietary or Confidential Information is blocked prior to notifying the individual of the involuntary termination;
G.    Requiring that Gap procedures (provided in writing to Supplier or generally posted at the Gap Service Locations) are followed by Supplier Personnel to physically safeguard all telecommunication switches, computer rooms, and tape libraries, as well as restricting access to such sites to authorized personnel through card access system (“CAS”) badges where such systems are utilized;
H.    Requiring that audit trails are established and maintained with regard to Trusted Identifications created by Supplier and provide such audit trails to Gap upon Gap’s request. Without limitation, *; and
10.5    Access To Gap Sites
Gap shall provide Supplier with access to and use of the Gap Sites (or equivalent space) as necessary for Supplier to comply with the terms of this Agreement. All Gap owned or leased assets provided for the use of Supplier under this Agreement shall remain in Gap Sites unless Gap otherwise agrees in writing. Supplier shall have no tenancy, or any other property or other rights, in Gap Sites. In addition, all leasehold improvements made by or for Supplier during the Term shall be and remain part of the Gap Site. All such improvements shall be made: (i) only with Gap’s prior written Approval; and (ii) at Supplier’s sole cost and expense. Supplier acknowledges and agrees that, as of the Reference Date, the Gap Sites are sufficient, together with Supplier Service Locations, to enable Supplier to provide the Services as required by this Agreement. All Gap Sites are provided hereunder on an “as is, where is” basis.
10.6    Furniture, Fixtures and Equipment
The facilities provided by Gap for the use of Supplier will be generally comparable to the standard space then occupied by similarly‑situated Gap employees. Gap shall provide, for the use of Supplier Personnel occupying space at Gap Sites, office furniture and fixtures generally comparable to the furniture and fixtures provided to similarly‑situated Gap employees. Supplier Personnel using the facilities provided by Gap will be accorded reasonable access to the communications wiring in such facilities (including fiber, copper, and wall jacks) and the use of, certain shared office equipment and services such as photocopiers, local and long distance telephone service for Gap-related calls, mail service, office support service (e.g., janitorial), heat, light, and air conditioning. Supplier shall be responsible for providing all other office, data processing and computing equipment, and services needed by Supplier or Supplier Personnel to provide the Services, and for upgrades, improvements, replacements, and additions to such equipment or services provided that those affected Gap employees may continue to utilize their
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current workstations until such time that the workstation is scheduled for refresh or otherwise requires replacement. At that time, Supplier shall replace such workstation with Supplier Equipment.

10.7    Gap’s Responsibilities Regarding Utilities
Gap shall provide, or shall cause Supplier to be provided with, site maintenance, site management, site administration and similar services for Gap Sites used by Supplier or Supplier Personnel to provide the Services and maintain at historical levels the building and property electrical systems; water, sewer, lights, heating, ventilation, and air conditioning (“HVAC”) systems; physical security services; general custodial/landscape services, including monitoring and maintaining the uninterruptible power supply (“UPS”) system; and air handlers and water chillers; and shall pay for electrical power, water, natural gas used or consumed by Supplier or Supplier Personnel at such Gap Sites. Gap shall maintain the account relationship with power utility, the water utility, and the natural gas utility companies.
10.8    Supplier’s Responsibilities Regarding Facilities
Except as provided in Sections 10.5 (Access to Gap Sites), 10.6 (Furniture Fixtures and Equipment), and 10.7 (Gap’s Responsibilities Regarding Utilities), Supplier shall be responsible for providing all furniture, fixtures, equipment, space, tools, vehicles and other facilities required to perform the Services and all upgrades, improvements, replacements and additions to such furniture, fixtures, equipment, space, tools, and facilities. Without limiting the foregoing, Supplier shall provide all site maintenance, site management, site administration and similar services at Supplier Service Locations, other than Gap Sites; and (ii) provide all necessary emergency power supply and uninterrupted power supply services at Supplier Service Locations, other than Gap Sites. To the extent Supplier identifies methods of optimizing use of Gap facilities with regard to Supplier’s use of such facilities for delivering the Services (e.g., more efficient use of floor space, more efficient usage of power and air conditioning) it will advise Gap of such recommendations.
10.9    Physical Security
Gap is responsible for the physical security of the Gap Sites; provided, that Supplier will be responsible for access and control of the areas that Supplier is using in performance of this Agreement and as more specifically required pursuant to the Gap Policies and Procedures. Supplier shall not authorize any person to have access to, or control of, any such area unless such access or control is permitted in accordance with control procedures Approved by Gap.
10.10    Employee Services
Subject to applicable security requirements that are provided in writing to Supplier or posted at a Gap Site, Gap will permit Supplier Personnel to use all employee facilities (e.g., parking, cafeteria, and common facilities) at the Gap Sites that are generally made available to the employees of Gap or Gap Authorized Users. Supplier Personnel will not be permitted to use such employee facilities designated by Gap for the exclusive use of certain Gap or Gap Authorized User employees.
10.11    Use of Gap Sites
Unless Supplier obtains Gap’s prior written agreement, which may be withheld by Gap in its sole discretion, Supplier shall use the Gap Sites, and the Gap Equipment and Software located therein, only to provide the Services to Gap and the Authorized Users. Gap reserves the right in its sole discretion to relocate a Gap Site (or the space within a Gap Site) from which the Services are then being provided by Supplier to another location; provided that, in such event, Gap will provide Supplier with ninety (90) days advance written notice and with comparable space in the new location. In advance of a Material Move, Supplier and Gap shall identify one-time or recurring additional or reduced costs or expense associated with such relocation, and agree upon methods of mitigating and equitable allocation of such cost and/or expenses. The Parties agree that a “Material Move” for purposes of this Section 10.11 (Use of Gap Sites) is one that creates an additional commute for Supplier Personnel of * or more miles. When the Gap Sites are no longer required for the performance of the Services, Supplier shall return such Gap Sites to Gap in substantially the same conditions as when Supplier began use of the Gap Sites, subject to reasonable wear and tear. Nothing in this Section 10.11 (Use of Gap Sites) is intended to pre-determine whether Supplier services relating to a Material Move constitute a Non-Service Catalog Item or are included within the Services.
Gap also reserves the right to direct Supplier to cease using all or part of the space in a Gap Site from which the Services are then being provided by Supplier and to thereafter use such space for its own purposes. In such event, Gap shall reimburse Supplier for any reasonable incremental costs incurred by Supplier as a result of such direction; provided that such direction is not expressly contemplated in this Agreement and that Supplier notifies Gap of such additional incremental costs and uses commercially reasonable efforts to minimize such costs.
10.12    Damage to Gap Facilities, Buildings, or Grounds
Supplier shall repair, or cause to be repaired, at its own cost, any and all damage to Gap Sites caused by Supplier or Supplier Personnel. Such repairs shall be made immediately after Supplier has become aware of such damage, but in no event later than thirty (30) days after the occurrence. If Supplier fails to make timely repairs, Gap may make any necessary repairs. All costs incurred by Gap, as determined by Gap, for such repairs shall be repaid by Supplier by cash payment upon demand, or without limitation of all Gap’s other rights and remedies provided by law or under this Agreement, Gap may deduct such costs from any amounts due to Supplier from Gap under this Agreement.
10.13    Use of Supplier Service Locations
During the Term, Supplier will provide to Gap at no charge (i) temporary access to and reasonable use of Supplier Service Locations, and (ii) temporary access to reasonable work/conference space at Supplier Service Locations for Gap to exercise its rights under this Agreement, subject to Gap’s compliance with Supplier’s posted security policies and procedures while at such facilities. The facilities provided by Supplier for the use of Gap will be generally comparable to the standard space then occupied by similarly‑situated Supplier employees.

11.	Data Backup and Disaster Plan
11.1    Data Backup
Supplier is not responsible to back-up Gap Data except as expressly provided in the applicable Functional Service Area Statements of Work.
11.2    Disaster Plan
Supplier shall maintain and implement disaster avoidance procedures as required pursuant to the applicable Statements of Work. The Disaster and Recovery Plan for Supplier Service Locations shall be reviewed and updated during the Term to conform with ISO 9000 standards. Supplier shall notify Gap of the completion of the ISO 9000 annual compliance certification or audit, and make such certification or audit available to Gap or its designee for review.

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11.3    Disaster Avoidance
As to those Supplier Service Locations (other than Gap Sites), Supplier shall maintain disaster avoidance procedures designed to safeguard the Gap Data and the availability of the Services, throughout the Term. Such disaster avoidance procedures include, but are not limited to, the following:
A.    Physical Security
Access to Supplier Service Locations shall be strictly controlled by Supplier. An electronic badge system or other appropriate systems will be maintained and utilized by Supplier to control access to Supplier Service Locations. *. In addition, Supplier shall, on a twenty-four (24) hours a day, seven (7) days a week basis, monitor Supplier Service Locations access. Supplier shall also (to the extent such acts do not violate any union agreement) maintain, to the extent Supplier deems necessary, operational video cameras to monitor the main entrance, parking facilities, and critical areas within Supplier Service Locations twenty-four (24) hours a day, seven (7) days a week.
B.    Fire Protection
As to Supplier Service Locations, fire detection, containment, and fire suppression systems and processes shall meet Supplier, Industrial Risk Insurers (IRI), and National Fire Protection Association (NFPA) requirements and shall be regularly reviewed and updated.
C.    Power Supply
As to Supplier Service Locations, Supplier shall maintain two levels of power backup designed to provide uninterrupted operation of Service Locations Center(s) and equipment located in such Supplier Service Locations in the event of a loss of power. Supplier Service Locations will also have EPS generation as a second source of backup power.
D.    Reserved
E.    Hardware and Software Changes
Supplier shall strictly comply with the Change Management procedures as set forth in the applicable Statements of Work, and shall, with respect to such Services, ensure that Supplier Personnel are familiar with such procedures and that such procedures are used for both hardware and software Changes.
11.4    Disaster Recovery
Supplier shall maintain disaster recovery plans to be used in the event of any unplanned interruption of the Services in accordance with applicable Statements of Work.
11.5    Public Telecommunications Facilities
Except as to the obligations of Supplier contained in this Agreement, Supplier shall not be responsible for corruption, damage, loss or mistransmission of data during transmission via a network transport carrier, nor shall it be responsible for the security of data during transmissions via a network transport carrier.
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12.    Communications Systems and Access to Information
Supplier understands that Supplier may receive access to Gap’s computers and electronic communications systems, including voicemail, email, customer databases, and internet and intranet systems (for purposes of this paragraph, “systems”). Such systems are intended for legitimate business use related to Gap’s business. Supplier acknowledges that Supplier does not have any expectation of privacy as between Supplier and Gap in the use of or access to Gap’s systems and that all communications made with such systems by or on behalf of Supplier are subject to Gap’s scrutiny, use and disclosure (subject to the protections of Proprietary or Confidential Information herein), in Gap’s sole discretion. Gap reserves the right, for business purposes, to monitor, review, audit, interpret, access, archive and/or disclose (subject to the protections of Proprietary or Confidential Information herein) materials sent over, received by or from, or stored in any of its systems. This includes, without limitation, email communications sent by users across the internet and intranet from and to any and all domain names maintained by Gap. Gap reserves the right to override any security passwords to obtain access to Gap’s Systems. Subject to the Policy and Procedures Manual provisions regarding coordination of investigations set forth in Exhibit D.1 (Gap Policies and Procedures), Supplier also acknowledges that Gap reserves the right, for legitimate business purposes related to investigations of wrongful use of Gap’s systems, to search all work areas at Gap Sites (for example, offices, cubicles, desks, drawers, cabinets, computers, computer disks and files), or in cooperation with Supplier and subject to Supplier’s consent, at Supplier’s sites, and all personal items brought onto Gap property.
13.    Non-Exclusive Relationship
13.1    Non-Exclusivity
Notwithstanding anything else to the contrary, this Agreement shall be non-exclusive in nature, and Gap shall at all times have the right to perform any of the Services itself or to contract with a third party to perform any service included in the Services or other obligations of Supplier in this Agreement (“Migrated Service(s)”). In the event Gap contracts with a third party to perform any Migrated Service or performs such Migrated Service itself, Supplier shall reasonably cooperate with Gap and any such third party, including providing: (1) the necessary information related to the Migrated Services that Gap reasonably requests to enable Gap to draft a request for proposal(s) relating to the Migrated Services and to provide existing information to support due diligence for recipients of such request for proposal; (2) access to Supplier Service Locations being used by Supplier to provide the Services as necessary for Gap or a third party to survey the current environment being used to deliver the Migrated Service(s); (3) existing written requirements, standards, and policies for systems operations so that any developments of such third party may be operated by Supplier; (4) assistance and support services to Gap or such third party to the extent related to the Services; (5) to the extent permitted by the applicable third party agreements, access to the Gap IT Environment in connection with such Migrated Service; and (6) such information regarding the operating environment, system constraints and other operating parameters related to the Services as a person with reasonable commercial skills and expertise would find reasonably necessary for Gap or a third party to perform the Migrated Service. Gap shall require any such third party to comply with Supplier’s reasonable requirements regarding operations, confidentiality, and security and Supplier shall not be required to disclose any confidential information other than as necessary to comply with the obligations of this Section, but in no event shall Supplier be required to disclose information of a Supplier customer (other than Gap) or any Supplier cost data.
13.2    Multi-Vendor Environment
Recognizing that Supplier is not the system integrator for the Gap IT Environment, Supplier acknowledges that it will be delivering the Services in a multi-vendor environment, with Gap and the Gap Third Party Vendor(s) providing services relating to the Gap IT Environment.

Effective operation of such an environment requires not only the cooperation among all service providers, including Supplier, but also collaboration in addressing service-related issues that may cross over from one service area or provider to another and related to the Services (“Cross-Over Issues”). As part of the Services, Supplier will actively provide and support tasks associated with operating and maintaining a collaborative approach to Cross-Over Issues in the same manner as if the Supplier Service relevant to the Cross-Over Issue was being provided in-house by Gap rather than by Supplier. Supplier shall, consistent with its role, use commercially reasonable efforts to identify all work efforts and deliverables of which Supplier has knowledge, whether performed by Supplier, Subcontractors, Supplier Third Party Vendors, Gap, or the Gap Third Party Vendor(s) that may impact the delivery of the Services.
14.    Reserved
15.    Statements of Work
Supplier and Gap shall execute a Statement of Work for any Non-Service Catalog Item.
16.    Reserved
17.    Gap Responsibilities
17.1    Obligations
During the Term, Gap shall on a timely basis and at no charge to Supplier:
A.    Maintain the Gap Infrastructure Partnership Executive in accordance with Section 19.5 (Gap Infrastructure Partnership Executive).
B.    Reserved.
C.     Obligate third party vendors of Gap to the provisions of Section 13.1 and 13.2, mutandis mutatis, to the extent the third parties could impact the Services.
17.2    Interfering Acts
Supplier shall be excused from its responsibility to perform a specific obligation under this Agreement if and only to the extent such non-performance of the specific obligation is caused by Gap’s breach of its performance obligation(s) under the Agreement or caused by the intentional bad acts of Gap’s representatives; provided that upon the occurrence of acts or omissions by Gap in breach of Gap’s performance obligation(s) under the Agreement which have been determined by Supplier to be likely to adversely impact its ability to deliver or meet such specific obligation, Supplier shall advise Gap’s Infrastructure Partnership Executive of such occurrence in writing promptly and identify the reason for Supplier’s inability to perform its obligation as a result of Gap’s failure to perform its obligation(s) under this Agreement. Nothing in the forgoing shall (1) relieve Supplier of any portion of liability Finally Determined by a court to be Supplier’s arising from a breach of contract claim as to such failure to perform (2) preclude Gap from asserting such failure by Supplier to perform an obligation under this Agreement as a basis for Gap to terminate the Agreement for cause if subsequently discovered facts demonstrate the failure was not caused by Gap’s failure to perform its obligations under this Agreement; or (3) preclude Gap from asserting such failure by Supplier to perform an obligation under this Agreement as a basis for Gap to terminate the Agreement for cause if Supplier conduct, not caused by Gap’s failure to perform its obligation(s) under this Agreement, contributing to the failure is determined to be one of numerous breaches of its duties or obligations under the Agreement which in the aggregate are material as provided in Section 33.2(iii) (Termination For Cause By Gap).

17.3    Strategic Control
Gap shall retain strategic control of all aspects of the services, products and processes used in Gap’s business, including decisions concerning the Services, Gap IT Environment, architecture, and technical standards. In connection with implementing such strategic control, Gap shall: (i) establish processes and designate decision-makers to exercise strategic control over the Services; and (ii) establish procedures to consult with Supplier and other suppliers when and to the extent Gap determines it to be appropriate. As part of the Services, Supplier shall provide business intelligence and analysis to Gap in connection with strategy development, assessment, and implementation strategy of the Services. All final decisions on matters relating to strategic control over the Services shall be made by Gap.
18.    Services Team
18.1    Supplier Outsourcing Relationship Executive
Supplier shall (1) maintain one person who shall be in charge of implementing the Services on a Full-Time or non-Full Time basis and (2) replace this individual when required or permitted pursuant to this Section 18.1 (Supplier Outsourcing Relationship Executive) or Section 18.3 (Conduct of Supplier Personnel). Supplier’s appointment of any Supplier Outsourcing Relationship Executive shall be subject to written notification to Gap, providing a reasonable opportunity for Gap input, which Supplier shall consider in good faith.
18.2    Supplier Key Employees
As of the Initiation Date and from time to time as Gap and Supplier may agree during the Term, but no less frequently than annually, Gap and Supplier shall designate certain employees of Supplier as key employees (collectively, the “Supplier Key Employees,” and individually, each a “Supplier Key Employee”). Supplier Key Employees shall be dedicated to the Gap account Full-Time. The Supplier Key Employees are those individuals listed in Exhibit M (Key Employees). Except for a replacement or reassignment of Supplier Key Employees due to the occurrence of an Approved Reassignment, Supplier shall not reassign or replace any Supplier Key Employee, if such reassignment or replacement would materially disrupt Gap’s operations, until the completion of any projects to which Supplier Key Employee is assigned. No Approved Reassignment of a Supplier Key Employee shall occur without at least thirty (30) days (or as reasonably practical under the circumstances) prior written notice to Gap. *.
18.3    Conduct of Supplier Personnel
While at the Gap Service Locations, Supplier Personnel shall (1) comply with reasonable requests, standard rules, and regulations of Gap communicated to Supplier regarding personal and professional conduct (including the wearing of a particular uniform or identification badge and adhering to Gap regulations and general safety practices or procedures) generally applicable to such Gap Service Locations, and (2) otherwise conduct themselves in a businesslike manner.
Gap’s Chief Information Officer or the Gap Infrastructure Partnership Executive shall have the right to Approve or request the removal of any member of Supplier’s Personnel at a Gap Service Location (including, but not limited to, Supplier Outsourcing Relationship Executive, Supplier HR Representative, Supplier Key Employees, and Project Staff) assigned to perform under this Agreement. Should Gap, in its sole discretion, be dissatisfied with the performance, competence, responsiveness, capabilities, cooperativeness, or fitness for a particular task of any
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person assigned by Supplier to perform Services at a Gap Service Location under this Agreement (including, but not limited to, Supplier Outsourcing Relationship Executive, Supplier HR Representative, Supplier Key Employees, and Project Staff) Gap may request the replacement of that person; provided, however, before Supplier shall be required to remove such individual, Supplier shall have a reasonable opportunity to remedy such situation with Gap’s Chief Information Officer or the Gap Infrastructure Partnership Executive. Supplier shall make reasonable efforts to furnish a qualified replacement within fifteen (15) business days. In the event Supplier should ever need to remove any member of Supplier’s Personnel from performing services under this Agreement at a Gap Service Location, Supplier shall provide Gap with adequate notice, except in circumstances in which such notice is not possible, and shall work with Gap on a mutually agreeable transition plan so as to provide an acceptable replacement and ensure project continuity.

Supplier agrees that all Supplier Personnel assigned to performing this Agreement must have experience or suitable training and skills in the areas in which they are responsible for performing the tasks to which they will be assigned under this Agreement. In the event that the actions or inactions of Supplier Personnel create additional work in connection with the performance of the Services that would have otherwise been unnecessary in the absence of such action or inaction, Supplier shall perform all such additional work at no additional charge to Gap, unless such action or inaction is demonstrated by Supplier to be at the direction of Gap. In addition, Supplier agrees that it will take all commercially reasonable steps to assure continuity over time of the membership of the group constituting Supplier Personnel. Supplier shall promptly fill any vacancy on a Non-Service Catalog Item for which Gap is paying on a time and materials basis with personnel having qualifications comparable in the area of the Non-Service Catalog Item to those of Supplier Personnel being replaced.
18.4    Substance Abuse
Supplier agrees to immediately remove any Supplier Personnel who engage in substance abuse while on Gap Service Locations, in a Gap vehicle, or while performing Services. Substance abuse includes the sale, attempted sale, possession or use of illegal drugs, drug paraphernalia, or alcohol, or the misuse of prescription or non-prescription drugs. Supplier shall adhere strictly to its own substance abuse policy in the event of any suspected substance abuse by any Supplier Personnel. Supplier represents and warrants that Supplier and Supplier Affiliates have and will maintain a substance abuse policy and that such policy will be applicable to all Supplier or Supplier Affiliate Personnel performing Services under this Agreement. Supplier also represents and warrants that each of its Subcontractors has and will maintain a substance abuse policy and that such policy will be applicable to all employees of such Subcontractor performing Services under this Agreement.
18.5    Reserved
19.    Management And Control
19.1    Governance
Supplier shall comply with Gap’s governance model as set forth on Exhibit D.2 (Governance).
19.2    Meetings
A.    Weekly Operational Meeting
Every week, Gap’s Infrastructure Partnership Executive and Supplier’s Outsourcing Relationship Executive shall meet to discuss ongoing operational issues, including, any Service

Level issues.
B.    Monthly Performance Reviews
Every month, Gap and Supplier shall meet to discuss the status of the Agreement (the “Monthly Performance Reviews”). All Monthly Performance Reviews shall, at a minimum, address the issues set forth in the Monthly Performance Review Agenda attached hereto as Exhibit L (Monthly Performance Review - Standing Agenda). Gap and Supplier shall be entitled to designate specific members of its staff to attend the Monthly Performance Reviews; provided, however, the Gap Infrastructure Partnership Executive and Supplier’s Outsourcing Relationship Executive shall be required to attend all Monthly Performance Reviews in person at the Gap Site designated by Gap prior to such meeting. Supplier shall prepare a written report addressing the standing agenda issues and be prepared to discuss the reports and the variances, if any, from the Gap view of the same issues.
C.    Quarterly Executive Meetings
One (1) time every calendar quarter, Gap’s Chief Information Officer, Infrastructure Partnership Executive and invited executives and subject matter experts and Supplier’s Industry Vice President, Outsourcing Relationship Executive, and invited executives and subject matter executives shall meet at a time and place designated by Gap (the “Quarterly Executive Meetings”). The agenda for all Quarterly Executive Meetings shall include, at a minimum, the following information: (1) a summary report of the Monthly Performance Reviews occurring since the last Quarterly Executive Meeting, (2) key items for discussion and major issues for resolution, and (3) relationship “next steps” (i.e., specific items relating to relationship management and proposed methods to derive new and/or additional value out of Supplier’s and Gap’s relationship).
D.    Meetings Cumulative
The meetings set forth in this Section 19.2 (Meetings) are in addition to, and cumulative with, all other meetings set forth in a Statement of Work or otherwise requested by Gap from time to time.
E.     Periodic Senior Executive Meetings
Twice in every calendar year (or more frequently, as may be agreed by the Parties), the relevant senior executive (i.e., CxOs) of the Parties and subject matter experts, as agreed by the Parties, will meet at a time and place designated by the Parties.
19.3    Gap Policies and Procedures
Supplier shall provide all Services under this Agreement in accordance with Gap’s Policies and Procedures, and to the extent it is not inconsistent with Gap’s Policies and Procedures, Supplier’s best practices.
19.4    Change Control Procedures
All Changes by IBM to the Gap IT Environment that would materially alter the functionality or technical environment of the Gap IT Environment shall be made pursuant to the Change Control Procedures, pursuant to Exhibit A.2 (Cross Functional Services). No Change by IBM shall be implemented without Gap’s Approval except as may be necessary on a temporary basis to maintain the continuity of the Services. Supplier shall (1) schedule all Non-Service Catalog Items and Changes so as not to unreasonably interrupt Gap’s business operations, (2) prepare and deliver to Gap each month a rolling schedule for ongoing and planned Changes for the next three (3) month period, (3) monitor the status of Changes against the applicable schedule, and (4) document and provide to Gap notification (which may be given orally provided that such oral notice is confirmed in writing to Gap within two (2) business days) of all Changes performed on a temporary basis to maintain the continuity of the Services no later than the next business day after the Change is made.
In the event information contained in any Documentation developed by Supplier under this Agreement is no longer accurate or current due to the implementation of a Change by IBM, Supplier shall, within one (1) month of the Change, revise the impacted Documentation and provide revised Documentation to Gap. The Change Control Procedures shall be included in the Procedures Manual.
19.5    Gap Infrastructure Partnership Executive
A.    Gap’s Infrastructure Partnership Executive for this Agreement shall be as set forth below (or his or her designee):
*

B.    Gap shall notify Supplier in writing of any change in the name or address of Gap’s Infrastructure Partnership Executive.
C.    Gap’s Infrastructure Partnership Executive shall be responsible for Gap’s performance of its tasks under the Statements of Work.
D.    Gap’s Infrastructure Partnership Executive shall meet or confer with Supplier Outsourcing Relationship Executive on a regular basis.
E.    Gap Infrastructure Partnership Executive shall have the right to inspect any and all Services provided by or on behalf of Supplier.
19.6    Gap Personnel
Unless otherwise stated in this Agreement, all Gap personnel assigned to this Agreement shall be under the exclusive supervision of Gap. Except as otherwise provided in this Agreement, Supplier understands and agrees that all such Gap personnel are assigned only for the convenience of Gap. Supplier hereby represents that its price and performance hereunder are based solely on the work of Supplier’s personnel, except as otherwise expressly provided by this Agreement; provided, however, that nothing in this Section 19.6 (Gap Personnel) shall relieve Supplier of its obligations under this Agreement.
20.    Data and Reports
20.1    Provision of Data
Gap shall supply to Supplier, in connection with the Services required, data in the form and on such time schedules as may be agreed upon by Gap and Supplier from time to time in order to permit Supplier to perform the Services in accordance with the Service Levels and perform all critical services.

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20.2    Ownership of Gap Data
As between Gap and Supplier, all of the Gap Data is and shall remain the property of Gap and Gap shall retain exclusive rights and ownership of the Gap Data. In addition to any other rights and obligations set forth in Section 36 (Confidentiality), the Gap Data or any part of such data shall not be (1) used by Supplier for any purpose other than as required under this Agreement in connection with providing the Services, (2) disclosed, sold, assigned, leased or otherwise provided to third parties by Supplier, or (3) commercially exploited or otherwise used by or on behalf of Supplier, its officers, directors, employees, or agents, other than in accordance with this Agreement. In the event that Supplier becomes legally compelled to disclose any of the Gap Data to a court, administrative agency, or other governmental body, Supplier shall provide Gap with written notice thereof within five (5) calendar days of such event so that Gap may seek a protective order or other appropriate remedy. If such protective order or other remedy is not obtained, Supplier agrees to furnish only that portion of the Gap Data which is legally required to be furnished, and to exercise commercially reasonable efforts to obtain assurance that confidential treatment will be accorded such data.
20.3    Correction of Errors
Supplier shall (1) promptly correct any errors or inaccuracies in the Gap Data and the Reports caused by Supplier, its agents or subcontractors and (2) identify Service Level issues caused by any errors or inaccuracies in the Gap Data.
20.4    Return of Data
Upon request by Gap, Supplier shall, as identified by Gap, (1) promptly return to Gap, in the format and on the media as reasonably requested by Gap, Gap Data and (2) erase or destroy Gap Data in Supplier’s possession. Any archival tapes containing Gap Data shall be used solely for back-up purposes or as otherwise required to provide the Services.
20.5    Reports
Supplier shall provide to Gap those management and production reports described in Exhibit D.13 (Management Reports) as may be modified in writing by Supplier and Gap from time to time.
20.6    Safeguarding Client Data
Supplier shall develop security policies and procedures as provided in the applicable Statements of Work that are designed to protect Gap against the destruction, loss, or alteration of Gap Data which shall be no less rigorous than those maintained by Supplier for its own data and shall incorporate Gap’s existing policies. Notwithstanding anything in this Agreement to the contrary, provided Supplier has performed its back-up responsibilities for Gap Data as described in Section 11.1 (Data Backup), Supplier’s sole obligation shall be to restore such data or information to the most recently available electronic back-up copy.
20.7    Data Retention
Supplier shall adhere to all established Gap Data retention policies provided to Supplier by Gap. The Gap Data retention policies applicable as of the Second Amended Effective Date are attached as Exhibit D.5 (Gap Record Retention Policy). Supplier shall not destroy any Gap Data in violation of a Gap Record Retention Policy without Gap’s prior written authorization.

21.    Reserved
22.    Software, Documentation and Intellectual Property
22.1    Gap Licenses to Supplier
A.    Subject to Section 36 (Confidentiality), Gap hereby grants to Supplier, solely to provide the Services, a * of (1) *, (2) *, and (3) *. The Gap Licensed Property shall be and will remain the exclusive property of Gap (or the applicable Third Party Vendor) as appropriate.
B.    Supplier shall be entitled to grant to Supplier Affiliates and Subcontractors and their respective agents, solely to assist Supplier in the provision of, or to provide, the Services, a *.
C.    Upon the later of: (a) expiration of this Agreement or termination of this Agreement for any reason or (b) the completion of all Termination Assistance Services as described in Section 34 (Termination/Expiration Assistance Services), (i) the license rights granted to Supplier, Supplier Affiliates, Subcontractors and their respective agents in this Section shall immediately terminate, and (ii) Supplier shall (a) deliver to Gap, at no cost to Gap, a current copy of all of the Gap Licensed Property in the form in use as of the date of such termination and (b) destroy or erase all other copies of the Gap Licensed Property in Supplier’s or its Affiliates’ or Subcontractors’ or their respective agents’ possession, provided that Supplier may retain one (1) archival copy solely as a record of its services or for use as evidence in the event of a dispute between the Parties.
22.2    Gap Owned Intellectual Capital
A.    The Gap Owned Intellectual Capital shall be and will remain the exclusive property of Gap (or the applicable Third Party Vendor) as appropriate and subject to each Party’s patent rights. In consideration of the payments made pursuant to Section 27 (Invoices and Payments) and in addition to Gap’s rights under Section 22.10 (Works Made for Hire), Supplier hereby assigns and agrees to assign, and Gap accepts and agrees to accept, all *. Notwithstanding the two proceeding sentences or any other provision(s) in this Agreement, Gap acknowledges and agrees that the Gap Owned Intellectual Capital may include *, all of the preceding which will be or remain the exclusive property of Supplier, and the sole rights of Gap to such items will be the applicable licenses from Supplier to Gap set forth in Section 22.4 (Supplier Embedded Items and Supplier Modified Items) below.
B.    At Gap’s expense, Supplier further agrees to provide, and agrees to cause its employees, Affiliates, Subcontractors and agents to provide, to Gap, assistance to enable Gap to perfect, for the benefit of Gap, * that is granted in the second sentence of this Section 22.2 and in Section 22.10 (Works Made for Hire). Such assistance shall include, but not be limited to:

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(1)    signing patent and copyright applications, oaths or declarations, grants, assignments, and acknowledgments, in favor of Gap, as well as such ancillary and confirmatory documents as may be required or appropriate, to enable title in the Gap Owned Intellectual Capital to be clearly and, subject to Supplier’s ownership rights in Supplier Embedded Items, exclusively vested in Gap, within the United States and any and all foreign countries; provided, however, Gap is responsible for preparing such documentation, and
(2)    upon the request of Gap, furnishing all relevant information and documentation in the possession of Supplier and not otherwise reasonably available to Gap, including information and documentation required by Gap for submission to the United States Patent and Trademark Office and/or to the United States Copyright Office.
C.    Upon adequate notice by Gap and at Gap’s expense, Supplier also shall make commercially reasonable efforts to make available to Gap at reasonable times and places for interviewing purposes, necessary employees or agents of Supplier, in order that Gap might obtain information relating to the application for and prosecution of such right, title and interest in Gap Owned Intellectual Capital. Supplier also agrees to secure from each of its employees, Affiliates, Subcontractors or agents, to the extent necessary and upon the request of Gap, the assignment of the above-mentioned right, title and interests in Gap Owned Intellectual Capital, as well as the execution of all papers submitted relating to the application for and prosecution of such rights.
D.    During the Term, Gap hereby grants to Supplier, solely to perform the Services (and * in Deliverables, Gap Intellectual Property, Gap Software, and/or Gap Documentation), a *. Supplier shall be entitled to grant to Supplier Affiliates and Subcontractors and their respective agents, solely to assist Supplier in the provision of, or to provide, the Services, a *. Unless a separate agreement relating to Supplier’s use of the Gap Owned Intellectual Capital is entered into between the Parties, upon expiration of this Agreement or termination of this Agreement for any reason, the rights granted to Supplier in this Section 22.2 (Gap Owned Intellectual Capital) shall terminate, subject to Section 34 (Termination/Expiration Assistance Services) and subject to Supplier’s rights in Gap Customer Intellectual Property, Gap Customer Documentation, and Gap Customer Software, and Supplier shall (i) deliver to Gap, at no cost to Gap, a current copy of all such Gap Owned Intellectual Capital in the form in use by Supplier in connection with the performance of the Services as of the date of such expiration or termination and (ii) destroy or erase all other copies of the Gap Owned Intellectual Capital which is and will remain the exclusive property of Gap and any related documentation in Supplier’s possession; provided that Supplier may retain one (1) archival copy solely as a record of its services or for use as evidence in the event of a dispute between the Parties. Supplier’s obligations herein shall survive termination or expiration of this Agreement for any reason.
Gap hereby grants to Supplier for its internal use only, a *.
E.    In the event any rights, title or interests of Gap to Gap Owned Intellectual Capital granted by Supplier to Gap pursuant to this Section 22.2 (Gap Owned Intellectual Capital) are Finally Determined to be invalid, Supplier grants to Gap, during the Term and upon termination or expiration of this Agreement for any reason, a *, provided, however, nothing in this Section requires Supplier to grant a license to Gap to which it does not have the underlying rights to grant such license.

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22.3    Reserved
22.4    Supplier Embedded Items and Supplier Modified Items
As to (1) Embedded Supplier Proprietary Software, Embedded Supplier Third Party Software, Embedded Supplier Proprietary Documentation, Embedded Supplier Third Party Documentation, Embedded Supplier Third Party Intellectual Property, and/or Embedded Supplier Proprietary Intellectual Property (individually each, and collectively all, the “Supplier Embedded Items”), or (2) Supplier Modified Software, Supplier Modified Documentation, and/or Supplier Modified Intellectual Property (individually each, and collectively all, the “Supplier Modified Items”), Supplier hereby grants to Gap, during the Term and upon termination or expiration of this Agreement for any reason, a *, provided Supplier Embedded Items and/or Supplier Modified Items are not * and (1) as to Supplier Modified Items, the use of and right to such items shall (i) be consistent with the * (ii) be used to the extent necessary to perform of have performed on its behalf, *, and (iii) to the extent such Supplier Modified Items are used by a third party to provide the services comparable to the Services, the right to use such Supplier Modified Items shall expire, as to such third party’s use, * following conclusion of the Termination Assistance Services, and (2) as to Supplier Embedded Items, such items *. Except as provided for in this Section, Supplier grants no other license rights to Supplier Embedded Items and/or Supplier Modified Items. In addition, with regard to any derivative works of the Gap Owned Intellectual Capital, any Deliverable, Gap Intellectual Property, Gap Software, and/or Gap Documentation created by Gap, or with regard to any functional module thereof, Gap’s rights with regard to Supplier Embedded Items and/or Supplier Modified Items shall be limited to the license grant in this Section 22.4 (Supplier Embedded Items and Supplier Modified Items). Supplier Embedded Items and/or Supplier Modified Items shall remain the sole and exclusive property of Supplier or its Subcontractors.
22.5    Supplier Proprietary Software and Supplier Third Party Software
Supplier Proprietary Software shall be and shall remain the exclusive property of Supplier, and Supplier Third Party Software shall be and remain the exclusive property of licensors to Supplier. Supplier hereby grants to Gap during the Term and for a period of * after the transition period set as forth in Section 34.3 (Termination Transition Period), solely to receive and use the Services, a * to Supplier Proprietary Software and Supplier Third Party Software used in connection with the Services. Notwithstanding the foregoing, Supplier shall transfer the Generally Available Supplier Proprietary Software (and related Documentation) then being used at the end of the Term (or at the termination of the Statement of Work, if terminated before the end of the Term), and Generally Available Supplier Third Party Software (and related Documentation) then being used at the end of the Term (or at the termination of the Statement of Work, if terminated before the end of the Term), to Gap subject to the standard license terms and conditions associated with such Generally Available Supplier Proprietary Software and Generally Available Supplier Third Party Software (as applicable) and at no additional cost (including any transfer, assignment or license fees); provided, however, Gap will be required to pay the ongoing license fees associated with licenses that are not one-time charge or perpetual licenses and, with respect to any Gap-requested ongoing maintenance and support, will also pay all fees in accordance with the standard licensing terms. Gap agrees to use commercially reasonable efforts

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to complete its transition from Supplier Proprietary Software during the Termination Transition Period.
22.6    Supplier Proprietary Documentation and Supplier Third Party Documentation
Supplier Proprietary Documentation shall be and shall remain the exclusive property of Supplier, and Supplier Third Party Documentation shall be and remain, the exclusive property of licensors to Supplier. Supplier hereby grants to Gap during the Term and for a period of * after the transition period set as forth in Section 34.3 (Termination Transition Period), solely to receive and use the Services, a * to Supplier Proprietary Documentation and Supplier Third Party Documentation used in connection with the Services. Gap agrees to use commercially reasonable efforts to complete its transition from Supplier Proprietary Documentation during the Termination Transition Period.
22.7    Supplier Proprietary Intellectual Property and Supplier Third Party Intellectual Property
Supplier Proprietary Intellectual Property shall be and shall remain the exclusive property of Supplier, and Supplier Third Party Intellectual Property shall be and remain the exclusive property of licensors to Supplier. Supplier hereby grants to Gap during the Term and for a period of * after the transition period set as forth in Section 34.3 (Termination Transition Period), solely to receive and use the Services, a * to Supplier Proprietary Intellectual Property and Supplier Third Party Intellectual Property. Gap agrees to use commercially reasonable efforts to complete its transition from Supplier Proprietary Intellectual Property during the Termination Transition Period.
22.8    Supplier Reference Intellectual Property
Supplier Reference Intellectual Property shall be and shall remain the exclusive property of Supplier. Supplier hereby grants to Gap during the Term, solely to receive and use the Services, a * to Supplier Reference Intellectual Property.
22.9    License Restriction
The licenses granted by Supplier to Gap pursuant to each of Sections 22.5 (Supplier Proprietary Software and Supplier Third Party Software), 22.6 (Supplier Proprietary Documentation and Supplier Third Party Documentation), and 22.7 (Supplier Proprietary Intellectual Property and Supplier Third Party Intellectual Property) with respect to Supplier Software, Supplier Documentation and Supplier Intellectual Property (collectively, “Supplier Tools”) do not include the right of Gap to modify, alter or create derivative works thereof. Supplier does not grant to Gap any license or other rights in any “*” other than the licenses or other rights granted in this Section 22 (Software, Documentation and Intellectual Property).
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22.10    Works Made For Hire
In addition to rights granted by Supplier to Gap elsewhere in this Agreement, and subject to the license rights granted to Supplier herein, the following interests in copyright shall vest in Gap with respect to the Gap Owned Intellectual Capital:
A.    All Gap Owned Intellectual Capital that is first created and prepared by Supplier under this Agreement that are covered by the definition of a “work made for hire” under 17 U.S.C. § 101 of the U.S. Copyright Act of 1976 will be considered a “work made for hire,” and Gap will be deemed the sole author and owner of all copyrights in any such works.
B.    With respect to all Gap Owned Intellectual Capital that is first created and prepared by Supplier under this Agreement that are not covered by the definition of a “work made for hire” under 17 U.S.C. § 101 of the U.S. Copyright Act of 1976, such that Supplier would be regarded as the copyright author and owner, Supplier hereby assigns and agrees to assign to Gap, and Gap accepts and agrees to accept, Supplier’s entire right, title, and interest in and to such works, including all copyrights therein.
C.    Supplier further agrees to execute, or cause to be executed by its employees, Affiliates, Subcontractors or agents, whatever assignments of copyright and ancillary and confirmatory documents that may be prepared by Gap and required or appropriate so that title to any Gap Owned Intellectual Capital under subparagraphs (A) and (B) above and to the copyright therein will be clearly and exclusively held by Gap or any nominee thereof.
23.    Authority to License, Quiet Enjoyment, Proprietary Rights and Indemnity
23.1    Authority to License and Non-Infringement
A.    Each Party warrants that it has full power and authority to grant the rights granted by this Agreement to the other Party, and that no consent of any other person or entity is required by either Party to grant such rights (other than consents that have been or will be timely obtained and are valid and in effect).
B.    Each Party further warrants that neither its performance of this Agreement, nor its grant of a license to, or the use by, the other Party of (i) in the case of Supplier and except as expressly provided in subpart B of this Section 23.1 (Authority to License and Non-Infringement), the Services, Supplier Equipment, Supplier Software, Supplier Documentation, Supplier Intellectual Property, Supplier Modified Documentation, Supplier Modified Software, Supplier Modified Intellectual Property, and the Gap Owned Intellectual Capital, and (ii) in the case of Gap, the Gap Software, the Gap Equipment, the Gap Documentation, and the Gap Intellectual Property, will in any way violate any non-disclosure and/or non-use agreement, nor constitute an infringement or other violation of any copyright, trade secret, trademark, service mark, patent, invention, proprietary information, or other rights of any third party; provided, however, the warranty obligations set forth in this subpart B of this Section 23.1 (Authority to License and Non-Infringement) shall: (1) as to Supplier, be subject to Supplier Infringement Exclusions set forth in Section 23.3D (Supplier Infringement Exclusions) and, (2) as to Gap, be subject to the Gap Infringement Exclusions set forth in Section 23.4D (Gap Infringement Exclusions).
C.    Neither Party’s warranty obligations set forth in subpart B of this Section 23.1 (Authority to License and Non-Infringement) nor its infringement indemnity obligations set forth in Sections 23.3 (Supplier’s Proprietary Rights Indemnity) and 23.4 (Gap’s Proprietary Rights Indemnity) shall apply to Generally Available Software (and accompanying Documentation) purchased from a third party and subject to a separate license agreement (e.g., Microsoft NT, Sun Solaris, HP Open View) or Generally Available Equipment purchased from a third party pursuant to a separate purchase agreement, but only to the extent a similar non-infringement warranty or, if such a warranty cannot be obtained through commercially reasonable efforts on the part of Supplier, a warranty that is standard in the industry for the same or similar software or equipment, is made in such license or purchase agreement and such warranty can be applied and/or assigned to Gap or Supplier (as applicable).
23.2    Quiet Enjoyment
Supplier represents and warrants that this Agreement is neither subject nor subordinate to any right or claim of any third party, including, without limitation, Supplier’s creditors. Further, Supplier represents and warrants that during the Term (including in connection with any assignment permitted under Section 39.1 (Assignment)), it will not subordinate this Agreement or any rights hereunder to any third party without the prior written consent of Gap, and without providing in such subordination instrument for non-disturbance of Gap’s use of the Services, Supplier Equipment, and Supplier Software in accordance with this Agreement.
23.3    Supplier’s Proprietary Rights Indemnity
A.    Indemnification
(1)    At Supplier’s expense and as described herein, Supplier agrees to defend and indemnify (as set forth in (2) below) Gap, its Affiliates, and its subcontractors (and their respective directors, officers, agents, and employees) from and against any third party claims, actions, or proceedings and liability, damages, costs, or expenses, arising under such third party claims, actions, or proceedings, that the (i) Services, (ii) Supplier Software (subject to Section 23.1C above, (iii) Supplier Documentation (subject to Section 23.1C above), (iv) Supplier Intellectual Property (including jointly owned patents under this Agreement to the extent any such third party claims, actions, or proceedings and liability, damages, costs, or expenses arising from the separate exploitation by Supplier), (v) Supplier Modified Intellectual Property, (vi) Supplier Modified Documentation, (vii) Supplier Modified Software, (viii) Supplier Equipment (subject to Section 23.1C above), (ix) Gap Owned Intellectual Capital, or (x) the modifications made by Supplier to the Applications (to the extent such modifications caused such infringement) (individually each, and collectively all, of the items listed in (i) through (x) above are referred to in this Section as the, or a, “Supplier Infringement Trigger”): (i) infringes upon or otherwise violates any copyright, trademark, service mark, patent or misappropriates the trade secrets of any third party; or (ii) that Gap’s use (as permitted by this Agreement) of Supplier Infringement Trigger otherwise violates or misappropriates any copyright, trade secret, trademark, service mark, or patent of any third party (collectively referred to for purposes of this Section 23 (Authority to License, Quiet Enjoyment, Proprietary Rights and Indemnity) as “Supplier Infringement Claim(s)”).
(2)    Supplier shall pay all amounts that a court finally awards to such third party, or that Supplier, as provided in Section 23.5 (Conditions to Indemnity Obligations), agrees to in settlement with such third party of any such Supplier Infringement Claim(s), as well as any and all reasonable attorneys’ fees and costs of investigation arising from such Supplier Infringement Claim(s) incurred by Gap or any other party indemnified under this Section 23.3 (Supplier’s Proprietary Rights Indemnity) associated with such Supplier Infringement Claim and incurred prior to Supplier’s assumption of the defense against any Supplier Infringement Claim. After Supplier assumes the defense against any Supplier Infringement Claim in accordance with this Section, Supplier shall not be responsible for the payment of expenses or charges incurred by Gap in connection with such Supplier Infringement Claim, except
(a)    to the extent Supplier pre-approves any such charge or expense after Supplier assumes control of the defense of such Supplier Infringement Claim, provided such approval by Supplier is not to be unreasonably withheld; or

(b)    charges or expenses incurred by Gap in connection with the cooperation by any Gap employee with Supplier’s defense to the extent such cooperation materially disrupts or interferes with the performance of such employee’s job, in which case Supplier shall reimburse Gap for the employee’s actual expenses and time at a rate to be agreed to by the Parties in advance.
B.    Continued Right to Use
Gap also agrees that, if its use of Supplier Infringement Trigger, or any part thereof becomes, or in Supplier’s opinion is likely to become, the subject of a Supplier Infringement Claim(s), Gap will permit Supplier, at Supplier’s option and expense for all associated costs, either to timely procure the right for Gap to continue to use Supplier Infringement Trigger, or part thereof, or to timely replace or modify Supplier Infringement Trigger with another item of comparable quality and performance capabilities to become non-infringing, provided such replacement or modification allows Supplier to provide the Services in accordance with this Agreement, including the Service Levels. If such replacement causes an increase in Gap’s expenditure of time or resources in connection with the Services, the Charges will be equitably adjusted. If Supplier is unable, after exercising diligent efforts, to procure the above referenced rights, or modify or replace the Infringement Trigger, Supplier may discontinue use of the Infringement Trigger but shall not be excused from any of its obligations under this Agreement.
C.    Remedial Acts
In the event (i) Gap’s ongoing use of Supplier Infringement Trigger, or any part thereof, is the subject of any action by a third party arising from a Supplier Infringement Claim that would preclude or impair Gap’s use of Supplier Infringement Trigger as provided for under this Agreement, or any part thereof, (e.g., an injunction prohibiting or limiting use), or (ii) if Gap’s continued use of Supplier Infringement Trigger as provided for under this Agreement, or any part thereof, may subject it to damages or statutory penalties, Gap shall give prompt written notice to Supplier of such fact(s). Upon notice of such facts, Supplier shall use commercially reasonable efforts to: (i) procure the right for Gap to continue to use Supplier Infringement Trigger, or part thereof, or (ii) replace or modify Supplier Infringement Trigger, with another system or components of comparable quality and performance capabilities to become non-infringing. If Supplier fails to complete the remedial acts set forth above within sixty (60) days of the date of the written notice from Gap and Gap’s ongoing use of Supplier Infringement Trigger remains impaired, Gap shall have the right to take such remedial acts that are commercially reasonable to mitigate any impairment of its use of Supplier Infringement Trigger (hereafter referred to as “Gap’s Remedial Acts”). Supplier shall credit Gap for all documented commercially reasonable amounts paid by Gap to implement Gap’s Remedial Acts. All such amounts shall be credited to Gap on the monthly invoice immediately following Gap’s demand for such credit. Failure by Supplier to credit such amounts as set forth above shall, in addition to, and cumulative to all other remedies available to Gap under this Agreement, entitle Gap to immediately withhold payments due to Supplier under this Agreement up to the amount to be credited under this Section. In the case where there will be no further invoices, Supplier will pay the amount of the credits to Gap within forty-five (45) days after (1) the end of the last month of the Term or (2) the effective date of termination or expiration of this Agreement for any reason.
D.    Supplier Infringement Exclusions
Supplier shall have no obligation under this Section 23 (Authority to License, Quiet Enjoyment, Proprietary Rights and Indemnity) with respect to any Supplier Infringement Claim to the extent such Supplier Infringement Claim is Finally Determined to be caused by: (i) modifications to Supplier Infringement Trigger, or any part thereof, made by Gap, its Affiliates, or their respective agents (except as directed, authorized, or approved by Supplier); (ii) combination or use of Supplier Infringement Trigger, or any part thereof, with products, data, equipment or software not provided by Supplier; (iii) Supplier’s compliance with Specifications or written direction provided by Gap, including Gap’s business processes that Supplier utilizes in connection with the performance of the Services; (iv) use by Gap of Supplier Infringement Trigger, or any part thereof, after Supplier has provided modifications to Gap (at no cost to Gap) that would have avoided the allegedly infringing activity, or (v) the Gap Owned Intellectual Capital, Gap Software, Gap Documentation, or Gap Intellectual Property in which the basis of Supplier Infringement Claim(s) existed prior to the Reference Date ((i), (ii), (iii), (iv) and (v) above are collectively referred to herein as the “Supplier Infringement Exclusions”).
23.4    Gap’s Proprietary Rights Indemnity
A.    Indemnification
(1)    At Gap’s expense and as described herein, Gap agrees to defend and indemnify (as set forth in (2) below) Supplier, its Affiliates, and its Subcontractors (and their respective directors, officers, agents, and employees) from and against any third party claims, actions, or proceedings and liability, damages, costs, or expenses, arising under such third party claims, actions, or proceedings, that the (i) Gap Software (subject to Section 23.1C above), (ii) Gap Documentation (subject to Section 23.1C above), (iii) Gap Intellectual Property (including jointly owned patents under this Agreement to the extent any such third party claims, actions, or proceedings and liability, damages, costs, or expenses arising from the separate exploitation by Gap), or (iv) Gap Equipment (subject to Section 23.1C above) (individually each, and collectively all, of the items listed in (i) through (iv) above are referred to in this Section as the, or a, “Gap Infringement Trigger”): (i) infringes upon or otherwise violates any copyright, trademark, service mark, patent or misappropriates the trade secrets of any third party; or (ii) that Supplier’s use (as permitted by this Agreement) of the Gap Infringement Trigger otherwise violates or misappropriates any copyright, trade secret, trademark, service mark, or patent of any third party (collectively referred to for purposes of this Section 23 (Authority to License, Quiet Enjoyment, Proprietary Rights and Indemnity) as “Gap Infringement Claim(s)”).
(2)    Gap shall pay all amounts that a court finally awards to such third party or that Gap, or as provided herein Supplier, agrees to in settlement with such third party of any such Gap Infringement Claim(s), as well as any and all reasonable attorneys’ fees and costs of investigation arising from such Gap Infringement Claim(s) incurred by Supplier or any other party indemnified under this Section 23.4 (Gap’s Proprietary Rights Indemnity) associated with such Gap Infringement Claim and incurred prior to Gap’s assumption of the defense against any Gap Infringement Claim. After Gap assumes the defense against any Gap Infringement Claim in accordance with this Section, Gap shall not be responsible for the payment of expenses or charges incurred by Supplier in connection with such Gap Infringement Claim, except
(a)    to the extent Gap pre-approves any such charge or expense after Gap assumes control of the defense of such Gap Infringement Claim, provided such approval by Gap is not to be unreasonably withheld; or
(b)    charges or expenses incurred by Supplier in connection with the cooperation by any Supplier employee with Gap’s defense to the extent such cooperation materially disrupts or interferes with the performance of such employee’s job, in which case Gap shall reimburse Supplier for the employee’s actual expenses and time at a rate to be agreed to by the Parties in advance.
B.    Continued Right to Use
Supplier also agrees that, if its use of the Gap Infringement Trigger, or any part thereof becomes, or in Gap’s opinion is likely to become, the subject of an Gap Infringement Claim(s), Supplier will permit Gap, at Gap’s option and expense for all associated costs, either to timely procure the right for Supplier to continue to use the Gap Infringement Trigger, or part thereof, or to timely replace or modify the Gap Infringement Trigger with another item of comparable quality and performance capabilities to become non-infringing, provided such replacement or modification allows Gap to continue meeting its obligations under this Agreement. If such replacement causes an increase in Supplier’s expenditure of time or resources to deliver the Services, the Charges will be equitably adjusted. If Gap is unable, after exercising diligent efforts, to procure the above referenced rights, or modify or replace the Infringement Trigger, Gap may discontinue use of the Infringement Trigger but shall not be excused from any of its obligations under this Agreement.
C.    Remedial Acts
In the event (i) Supplier’s ongoing use of the Gap Infringement Trigger, or any part thereof, is the subject of any action by a third party arising from a Gap Infringement Claim that would preclude or impair Supplier’s use of the Gap Infringement Trigger as provided for under this Agreement, or any part thereof, (e.g., an injunction prohibiting or limiting use), or (ii) if Supplier’s continued use of the Gap Infringement Trigger as provided for under this Agreement, or any part thereof, may subject it to damages or statutory penalties, Supplier shall give prompt written notice to Gap of such fact(s). Upon notice of such facts, Gap shall use commercially reasonable efforts to: (i) procure the right for Supplier to continue to use the Gap Infringement Trigger, or part thereof, or (ii) replace or modify the Gap Infringement Trigger, with another system or components of comparable quality and performance capabilities to become non-infringing. If Gap fails to complete the remedial acts set forth above within sixty (60) days of the date of the written notice from Supplier, and Supplier’s ongoing use of the Gap Infringement Trigger remains impaired, Supplier shall have the right to take such remedial acts that are commercially reasonable to mitigate any impairment of its use of the Gap Infringement Trigger (hereafter referred to as “Supplier’s Remedial Acts”). Gap shall pay Supplier for all documented commercially reasonable amounts paid by Supplier to implement Supplier’s Remedial Acts. Failure by Gap to pay such amounts within forty-five (45) days of invoice by Supplier shall, in addition to, and cumulative to all other remedies available to Supplier under this Agreement, entitle Supplier to exercise the payment escalation rights under Section 27.1 (Invoices and Payments – General).
D.    Gap Infringement Exclusions
Gap shall have no obligation under this Section 23 (Authority to License, Quiet Enjoyment, Proprietary Rights and Indemnity) with respect to any Gap Infringement Claim to the extent such Gap Infringement Claim is Finally Determined to be caused by: (i) modifications to the Gap Infringement Trigger, or any part thereof, made by Supplier, its Affiliates, or their respective agents (except as directed, authorized, or approved by Gap); (ii) combination or use of the Gap Infringement Trigger, or any part thereof, with products, data, equipment or software not provided by Gap; (iii) Gap’s compliance with Specifications or written direction provided by Supplier, including Supplier’s business processes; or (iv) use by Supplier of the Gap Infringement Trigger, or any part thereof, after Gap has provided modifications to Supplier (at no cost to Supplier) that would have avoided the allegedly infringing activity ((i), (ii), (iii), and (iv) above are collectively referred to herein as the “Gap Infringement Exclusions”).
23.5    Conditions to Indemnity Obligations
The indemnitor’s obligation to defend and indemnify the indemnitee, as applicable, pursuant to this Agreement shall be subject to indemnitee having given the indemnitor prompt written notice of the claim or of the commencement of the related action, as the case may be, and information and reasonable assistance, at the indemnitor expense, for the defense or settlement thereof. The indemnitor shall have sole control of the defense and settlement of such claim or related action, provided that the indemnitor shall not settle such claim or related action in a manner which imposes any obligation on the indemnitee without the prior written consent of the indemnitee. The indemnitee shall be entitled to engage counsel at its sole expense to consult with the indemnitor with respect to the defense of the claim and related action.
23.6    *
Supplier has obtained a license authorizing its use of the * (defined below) as of the Reference Date in support of its delivery of the Services. In the event the manner of the delivery of the Services is modified after the Reference Date the foregoing representation may not apply. Notwithstanding anything in the Agreement to the contrary, * and * shall not be liable to * or * or be required to indemnify *, *, and their respective officers, directors, employees, agents, successors, and assigns for any claims of * or by his or its successors or assigns (collectively, the “*”); provided, that the foregoing shall not apply to Services provided by Supplier which meet the following three criteria: (i) *; (ii) such Services must be provided solely from facilities *; and (iii) with respect to *. Neither * nor * shall be responsible in any manner, including financially responsible, for: (i) determining whether * require a *; (ii) obtaining any such *; or (iii) paying any fees relating to any such *.
24.    Documentation
Supplier will have access to all existing Gap Documentation on the Gap Systems, all of which shall be deemed to be Proprietary or Confidential Information of Gap. On an ongoing basis, as of the Reference Date, Supplier must document the Services it provides consistent with its best practices in sufficient detail that a qualified third party could understand the nature and scope of the Services. Subject to the licenses set forth in Section 22 (Software, Documentation and Intellectual Property), as requested by Gap from time to time, and at no additional charge to Gap, Supplier shall provide Gap with at least three (3) copies of all Documentation developed for Gap under this Agreement or required to enable Gap to fully utilize as permitted under this Agreement, the Services, Equipment, Supplier Intellectual Property, Gap Custom Intellectual Property, and Supplier Third Party Intellectual Property at least one (1) copy of which shall be in a Gap standard electronic form. Gap’s standard electronic form shall utilize generally available commercial software products. Supplier shall update and maintain all Documentation on a regular basis as appropriate to the item of Documentation. When such Documentation is revised or supplemented, Supplier shall deliver a copy of such revised or supplemental Documentation to Gap within ten (10) days of its general availability, at no cost to Gap. Gap may, at any time, reproduce copies of all Documentation provided by Supplier under this Section, distribute such copies to the Authorized Users (subject to the confidentiality and non-use provisions contained herein), and incorporate such copies into its own technical manuals and subject to Section 22 (Intellectual Property) and Section 36 (Confidentiality), provided that such reproduction, use and incorporation relates solely to Gap’s use of the Services or the Gap IT Environment, and copyright notices of Supplier and its licensors, if any, are reproduced thereon. Gap will be responsible for the failure of any Authorized User to comply with the confidentiality and non-use provisions contained herein with respect to any such Documentation.
25.    Reserved.
26.    Pricing
26.1    General
During the Term of this Agreement, Gap shall pay Supplier the fees and charges as set forth in Exhibit C (Fees and Resource Baselines) for the Services.
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26.2    Non-Service Catalog Item Pricing and Service Catalog Item Pricing
A.    All Non-Service Catalog Items and Service Catalog Items require Gap Approval in accordance with Section 6 (Unapproved Work).

B.    For all Non-Service Catalog Items, Gap Approval will be pursuant to an Approved Statement of Work and Gap shall pay Supplier the Gap Approved amounts set forth in the Statement of Work at the rates specified in Exhibit C (Fees and Resource Baselines).
C.    For all Service Catalog Items, Gap shall pay Supplier the Gap Approved amounts in accordance with Exhibit D.26 (Services Catalog).
26.3    Cost of Living Adjustment
Cost of living adjustments (“COLA”) shall be as provided in Exhibit C (Fees and Resource Baseline).
26.4    All Fees Stated
Except as provided in this Section 26 (Pricing) and Exhibit C (Fees and Resource Baselines) or as otherwise Approved in advance by Gap, there are no other rates or charges applicable to the Services provided under this Agreement.
26.5    Taxes
A.    Definitions
(1)    “Income Tax” means any (i) tax on or measured by the net income of a Party (including, without limitation, franchise taxes, gross receipts taxes, taxes on capital or net worth that are imposed as an alternative to a tax based on net or gross income and the Michigan Single Business Tax), or (ii) taxes which are of the nature of excess profits tax, minimum tax on tax preferences, alternative minimum tax, accumulated earnings tax, personal holding company tax, capital gains tax, withholding tax or franchise tax for the privilege of doing business, to the extent such taxes as set forth in (i) and/or (ii) above are imposed on such Party by any federal, state, or local government of or in the United States, any taxing authority of any possession of the United States, or any government of a foreign country, including subdivisions thereof.
(2)    “Service Taxes” means all sales, lease, service, value-added, use, personal property, excise, consumption, goods and services, provincial sales, retail sales and other taxes or duties that are assessed on the provision of the Services to Gap as a whole, or on any particular Service received by Gap from Supplier; excluding, however, state and local business and occupation tax, Income Tax and other similar taxes.
B.    Taxes
The Parties’ respective responsibilities for taxes arising under or in connection with this Agreement shall be as follows:
(1)    Income Tax.
(a)    Each Party shall be responsible for its Income Taxes.
(b)    As between Supplier and Gap under this

Agreement, (i) Gap shall be responsible for the employment tax withholding, employer payroll taxes, and related reporting responsibilities with respect to its employees and Gap Affiliate employees, and (ii) Supplier shall be responsible for the employment tax withholding, employer payroll taxes, and related reporting responsibilities with respect to its employees, Supplier Affiliate employees, and Supplier Subcontractors.
(2)    Service Taxes.
(a)    Except as set forth in Sections 26.5B(2)(b) and 26.5B(2)(d) below, Gap shall be responsible for the payment of all Service Taxes and new Service Taxes. In the event there is a new Service Tax that is not clearly allocated to Gap or Supplier under this Section 26.5B(2), Gap and Supplier shall work together, in good faith, to reach agreement regarding the responsibility for such new Service Tax.. If Gap and Supplier are unable to reach agreement with respect to such new Service Tax, Supplier shall be responsible for and pay the amount of such tax. Supplier shall correctly invoice all applicable taxes at the time of purchase and if necessary, shall reissue any invoice, along with the appropriate tax, if it is determined, subsequent to the actual purchase date, that tax should have applied. Except as provided in Section 26.5B(2)(c)(vi), Supplier shall not provide tax-only invoices.
(b)    Supplier shall be responsible for any Service Taxes and new Service Taxes on (i) Equipment or Software, or (ii) real property and/or other tangible or intangible property, in each case as to (i) and (ii), (a) it owns (or leases or rents from a third party) or (b) for which it is financially responsible under the Financial Responsibility Matrix attached as Exhibit C.7 (Financial Responsibility Matrix).
(c)    Prior to agreeing to any Service Tax assessment, Supplier shall work with the Gap Tax Department in order to ensure that the proposed tax assessment is fairly and accurately determined. Supplier shall also ensure that all taxable and nontaxable components are separately stated at the time of purchase, with an adequate description for tax purposes as to the taxable nature of the items purchased. In the event that a Service Tax is assessed on the receipt of any of the Services, the Parties shall work together to segregate the payments under this Agreement into five (5) payment streams on the invoice:
i)    those for taxable Services;
ii)    those for other nontaxable Services;
iii)    those for exempt Services;
iv)    in respect of goods, Services, or supplies where Service Tax has already been paid by Gap or Supplier;
v)    those for which Supplier functions merely as a payment agent for Gap in receiving goods, supplies, or services (including leasing and licensing arrangements); or
vi)    To the extent that the number of taxable transactions subject to a Service Tax assessment exceeds three transactions, Supplier will provide Gap with a detailed electronic summary of any related tax-only invoices based on Gap Tax Department specifications. Such electronic summary shall be in the format set forth in Exhibit C.8.5 (Tax-Only Invoice).
(d)    Supplier shall be responsible for all current and any new Service Taxes payable by Supplier on any goods or third party services acquired, used,

or consumed by Supplier in providing the Services where such tax is imposed on Supplier’s acquisition or use of such goods or services.
(e)    Supplier shall make purchases of goods and services that are delivered or provisioned to Gap on a sale for resale basis, when applicable, so that double taxation of goods and services does not occur.
(f)    Except for Federal Universal Service Fund (“USF”) charges, which are included in the Charges, Gap shall be responsible for telecommunication surcharges or user fees imposed by government authorities and mandated by law or regulation that are applicable to end users.
In addition, in the event any such fee or surcharge for which Gap is responsible is or may be subsequently reduced or vacated by the appropriate government authority or court of competent jurisdiction, Supplier shall use commercially reasonable efforts to obtain on behalf of Gap a refund of any overpayment of such fee or surcharge by Gap.
C.    Cooperation; Invoices
The Parties agree to reasonably cooperate with each other to enable each to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible. Supplier invoices shall separately state the amounts of any taxes (by taxing jurisdiction) Supplier is properly collecting from Gap pursuant to the terms hereof. Each Party will make available to the other Party any resale certificates, information regarding out-of-state or out-of-country sales or use of equipment, materials, or services, and other exemption certificates or information reasonably requested by the other Party. Specifically, Gap requires the following:
The total amount invoiced for Services will include any and all freight, duty, and taxes, with the exception of the following items, which, if applicable, must be identified and listed separately on Supplier invoice (i) any U.S. state or local sales or use tax imposed on the transaction; and (ii) any value-added taxes, whether based on gross receipts, income, or consumption and regardless of what such value-added taxes might be called, imposed by taxing authorities outside the United States of America (“VAT Taxes”). In the event that VAT Taxes are imposed, Supplier shall reasonably cooperate with Gap to minimize any adverse effect of such VAT Taxes, including separating the Charges into taxable and non-taxable components. For purposes of VAT invoices, Supplier shall invoice the appropriate Gap entity (such as Gap (Canada) Inc. for Canadian purposes), and shall also include the appropriate vendor registration number on each invoice as required by law.
26.6    Payment Does Not Imply Approval
The making of any payment or payments by Gap, or the receipt thereof by Supplier, shall not imply Approval by Gap of any Services or the waiver of any warranties or requirements of this Agreement.
26.7    Withhold Remedy
A.    In addition to, and cumulative of all other remedies in law, at equity and provided under this Agreement or this Section 26.7 (Withhold Remedy), in the event Supplier is in default of a material duty or obligation under this Agreement and it fails to cure the default within fifteen (15) days after receipt of written notice of default from Gap setting forth with specificity the nature of the default of a material duty or obligation and the requested remedy or cure, Gap may, without waiving any other rights under this Agreement, elect to withhold from the payments due to Supplier under this Agreement during the period beginning with the 16th day after Supplier’s receipt of notice of default, and ending on the date that the default has been cured to the reasonable satisfaction of Gap, but in no event shall the amount of such withhold be greater than the Charges associated with the specific Services which Gap alleged are in default or the Services that Supplier is not providing. Upon curing of the default by Supplier, Gap will cause the withheld payments to be paid to Supplier, without interest. Notwithstanding the forgoing, the amount Gap may withhold at any one time shall not in the aggregate for all disputes exceed an amount equal to Supplier’s fees and charges for the * immediately preceding such withhold (the “Aggregate Withhold Amount”). Gap shall pay to Supplier any disputed fees and charges in excess of the Aggregate Withhold Amount, provided that Gap shall retain any and all rights to contest its obligation to pay to Supplier such fee or charge.
B.    If a dispute regarding billing is not resolved in accordance with Section 27.4 (Billing Disputes And Reports) within thirty (30) calendar days and Gap has elected not to pay the disputed amount in accordance with this Section 26.7 (Withhold Remedy), no late payment charges will apply to the disputed amount pending resolution of the claim through the procedures set forth in Section 31 (Internal Dispute Resolution). Upon resolution of the claim, Supplier shall issue to Gap any applicable credit or reinstitute the disputed amount as an amount due within thirty (30) days from the final resolution of the dispute.
26.8    Reserved
27.    Invoices and Payments
27.1    General
A.    Supplier shall invoice Gap monthly in two separate invoices, one for the baseline Services and the second for the appropriate variable adjustments for the Services that have been provided by Supplier pursuant to the terms of this Agreement. Supplier shall not invoice Gap, and Gap shall not be obligated to pay, any charges or other invoiced amounts (including pass through expenses) that are not properly invoiced within * after the end of the period in which such charges were incurred (or, in the case of amounts charged by any Transport Services Provider, after the date of Supplier’s receipt of the invoice from the Transport Services Provider), unless a request for an extension is approved in writing by the Gap Infrastructure Partnership Executive within the * window. The fixed charge invoice and the information variable invoice shall be sent by IBM to Gap on or before the fifteenth (15th) day of each calendar month. The final variable invoice shall be sent by IBM to Gap on or before the last day of each calendar month. Invoices shall be due upon receipt and payable by electronic funds transfer within forty-five (45) days of receipt by Gap. For purposes of calculating the payment due date on the variable invoice, the forty five (45) day period shall commence upon receipt of the information variable invoice Supplier shall be permitted to invoice Gap for the baseline Services forty-five (45) days in advance of the payment date for such invoice. In no event shall Supplier invoicing result in baseline Service amounts being payable prior to the end of the month Services are actually delivered. Supplier shall invoice for the variable charges in the billing period following the billing period in which the actual charges are incurred. If any undisputed amount due Supplier under this Agreement remains unpaid for more than * after the date Gap receives the invoice, then within * of written notice by Supplier, Supplier’s Technical Executive and Gap’s Infrastructure Partnership Executive shall meet regarding the payment of such undisputed amount; if the undisputed amount is not paid within * of Supplier’s initial notice; then Supplier’s Industry Vice President shall meet with Gap’s Chief Information Officer regarding the payment of such undisputed amount within * of Supplier’s initial notice; if the undisputed amount is not paid within * of Supplier’s initial notice; then *. Gap will have the right to set off against amounts owed by Gap under the Agreement any amount Supplier is obligated to pay or credit Gap under the Agreement (included but not limited to Service Level Credits).
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B.    Unless otherwise stated in an Implementation Agreement, all invoices under this Agreement shall be submitted to the following address:
*

27.2    Invoice Summary
Supplier shall render, by means of an electronic file, a single consolidated invoice for all charges incurred each month. If Gap Affiliates are the recipients of the Services, Supplier shall first send an informational invoice to Gap world headquarters for Gap Approval. After such Gap Approval, a separate invoice shall be sent to each Affiliate directly for payment. Such informational invoice shall be conspicuously marked “Information Invoice-Do Not Pay.” For purposes of calculating the payment due date, the forty five (45) day period shall commence upon receipt of the Information Invoice. Except as otherwise directed by Gap in writing, each invoice submitted by Supplier shall be substantially similar to the invoice attached hereto as Exhibit C.8 (Monthly Invoice and Invoice Sample), and shall include a summary section that includes, at minimum, the following information:
(1) Period of time covered by the invoice;
(2) Total invoice amount for Gap and Gap department according to Service type;
(3) Current month payments;
(4) Balance due;
(5) Calculations utilized to establish the charges;
(6) Identification of all pass-through expenses for the month to which the invoice corresponds;
(7) Global activity summary, including a country-by-country breakdown that enables Gap to Approve the Charges in each individual country for the Services, including, a breakdown of chargeable units for Services, taxes, and VAT (where applicable);
(8) Individual country invoices that enable each Gap Affiliate to pay for the Services on an country-by-county basis, including a breakdown of chargeable units for Services, taxes, and VAT (where applicable);
(9) Identification of the amounts of any taxes Supplier is collecting from Gap in accordance with Section 26.5 (Taxes); and
(10) Such other details and billing information as is necessary to satisfy Gap's internal accounting or as specified by Gap to meet its Sarbanes-Oxley requirements, including as necessary to allow Gap to accurately allocate charges by legal entity, business unit, department, Gap Site, Statement of Work, and/or any client.
27.3    Billing Adjustments
Supplier shall provide Gap’s Infrastructure Partnership Executive with a monthly summary of credit and debit billing adjustments. The summary shall include, but not be limited to, the number and types of billing adjustments identified, the number of billing adjustments
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resolved, and the number and types of billing adjustments that are outstanding. Supplier shall insure that all billing debits and credits, including associated taxes, are distributed on the billing reports and the invoice and are shown at the proper hierarchy level. If a billing adjustment is found to exceed *, then Supplier shall notify Gap’s Infrastructure Partnership Executive before processing the billing adjustment to the billing report and the invoice. Supplier shall process all billing adjustments on the reports and invoice. In no event shall a billing adjustment result in a net increase to any Charge invoiced more than * days after the original invoice date for that Charge.
27.4    Billing Disputes And Reports
Supplier and Gap shall exercise good faith efforts to resolve all billing disputes to their mutual satisfaction within thirty (30) calendar days; provided, however, that in the event the billing dispute relates to Services provided to Supplier by a Subcontractor and the obligation to pay for such Service is passed through by Supplier directly to Gap, the aforementioned thirty (30) day period shall commence on the date Gap receives the invoice at issue from Supplier. Gap shall be entitled to withhold amounts in dispute under this Section 27.4 (Billing Disputes and Reports) in accordance with Section 26.7 (Withhold Remedy) without Supplier claiming a default of a material duty or obligation by Gap. A “billing dispute number” will be assigned by Supplier to all billing disputes. The billing dispute number will be used by Supplier and Gap on all correspondence and reports to identify the dispute. Supplier shall provide Gap’s Infrastructure Partnership Executive and agency department(s) with a monthly report of the status of pending billing disputes.
28.    Limitations of Liability and Damages
28.1    Damage Recovery Exclusion
IN NO EVENT SHALL EITHER PARTY (OR A PARTY’S AFFILIATES, SUBCONTRACTORS, EMPLOYEES, OFFICERS OR DIRECTORS) BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, COLLATERAL, PUNITIVE, CONSEQUENTIAL OR SPECIAL DAMAGES, INCLUDING LOST PROFITS, REGARDLESS OF THE FORM OF THE ACTION OR THE THEORY OF RECOVERY, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
28.2    Limitation of Liability Amount
Supplier’s and Gap’s (and their respective Affiliates, subcontractors, employees, officers or directors) aggregate liability for all direct damages whatsoever, arising out of this Agreement including all costs of cover, regardless of the form of the action or the theory of recovery whether in contract or tort (including breach of warranty, negligence and strict liability in tort) shall be limited, for all claims under this Agreement, to an aggregate amount equal to the total Charges paid to Supplier pursuant to this Agreement for *; provided that if the event giving rise to liability occurs during the *, liability shall be limited to an amount equal to * (the “Damage Limit”). To each Party’s knowledge, neither Party has suffered a Primary Event as of the Second Amended Effective Date.
28.3    Exclusions
The limitations of liability and exclusions of certain damages set forth in this Section 28 (Limitations of Liability and Damages) shall not apply to claims or liability arising from:
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A.    *;
B.    *;
C.    *;
D.    *;
E.    *;
F.    *;
G.    *; and
H.    *.
28.4    Reserved
28.5    Direct Damages
The Parties agree that the following costs and damages, if incurred by either Party, shall be deemed direct damages and neither Party shall assert, and each is estopped from asserting, that they are special, indirect, incidental, consequential or exemplary damages, lost profits or other damages for which recovery is limited or excluded:
A.    Costs of reloading data from last available back-up;
B.    Costs of performing work-arounds regarding a service failure;
C.    Costs of replacing lost, stolen or damaged goods or materials for which a Party is liable;
D.    Costs payable to an alternate source to procure replacement services from that alternate source as a result of a failure to perform, to the extent in excess of the applicable charges; and
E.    Overtime, straight time and related expenses and allocated overhead (including travel, lodging and wages) as a result of a failure to perform or provide all or a portion of the Services incurred in connection with (A) through (D) above.
The Parties acknowledge that by defining the foregoing as direct damages, they are not precluding the recovery of other damages that may be determined by a court to be direct.

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29.    Representations, Warranties, and Covenants
29.1    General
A.    Each Party represents and warrants to the other Party that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by the requisite corporate action on the part of such Party.
B.    Each Party represents and warrants to the other Party that the execution, delivery, and performance of this Agreement by it will not constitute (i) a violation of any of its respective Regulatory Requirements; (ii) a violation of any judgment, order, or decree; (iii) a material default under any material contract by which it or any of its material assets are bound; or (iv) an event that would, with notice or lapse of time, or both, constitute such a default.

29.2    Performance Warranty
Supplier represents, warrants and agrees that during the Term of this Agreement, Supplier will provide the Services in accordance with the Service Levels and the Specifications.
29.3    Service
Supplier represents, warrants and agrees that all Services to be provided under this Agreement shall be performed in a professional, competent, and timely manner by appropriately qualified Supplier Personnel in accordance with this Agreement and consistent with Supplier’s best practices.
29.4    Litigation Warranty
Supplier represents, warrants and agrees that as of the Reference Date there are no existing or threatened legal proceedings against Supplier that would have a material adverse effect upon its ability to perform its obligations under this Agreement or its financial condition or operations. Gap represents, warrants and agrees that as of the Reference Date there are no existing or threatened legal proceedings against Gap that would have a material adverse effect upon its ability to perform its obligations under this Agreement or its financial condition or operations.
29.5    Reserved
29.6    Support Not to be Withheld
Subject to Section 26.7 (Withhold Remedy), each Party agrees to continue performing its obligations under this Agreement while any dispute between the Parties is being resolved except only to the extent the issue in dispute directly precludes such performance (dispute over payment shall not be deemed to preclude performance) unless and until such obligations are terminated by the termination or expiration of this Agreement.
29.7    Assignment of Warranties
Supplier represents, warrants and agrees that it shall assign and deliver, and agrees to assign and deliver, to Gap all representations and warranties received by Supplier from Third Party Vendors, to the extent such warranties are assignable and relate to the Services, including rights to recovery. Supplier shall, upon Gap’s request and at Gap’s cost, enforce such warranties that are not assignable, and track and notify Gap of each warranty, and deliver to Gap any documentation issued by a warrantor evidencing such warranty. Nothing in this Section 29.7 (Assignment of Warranties) shall require Supplier to initiate litigation against any such Third Party Vendors.
29.8    Viruses
Supplier represents, warrants and agrees that it shall use its best practices to ensure that no forms of harmful or surreptitious code, including, Malware (as defined in the Glossary to the Statement of Work), Trojan horses, system monitors/keyloggers, dialers, adware, and adware cookies (collectively, “Virus(es)”) are introduced into the Gap IT Environment by Supplier. If a Virus is found to have been introduced into the Gap IT Environment by Supplier, Supplier shall promptly notify Gap in writing in accordance with Gap’s security incident response procedures and, at no additional charge to Gap, shall provide commercially reasonable assistance to Gap in reducing the effects of, and mitigating the losses and restoring any Deficiencies resulting from, the Virus. Notwithstanding the foregoing, if a Virus is found to have been introduced into the Gap IT Environment, whether or not by Supplier, Supplier shall upon learning of any such Virus promptly notify Gap in writing in accordance with Gap’s security incident response procedures and shall provide commercially reasonable assistance to Gap in reducing the effects of, and mitigating the losses from, the Virus to the extent it can do so with its resources then currently dedicated to the delivery of the Services and without impacting its ability to deliver the Services in accordance with this Agreement.
29.9    Disabling Devices
Supplier represents, warrants and agrees that it shall not knowingly cause any unplanned interruption of the operations of, or accessibility to the Gap IT Environment through any device, method or means including, the use of any “virus,” “lockup,” “time bomb,” “key lock” device program, or disabling code, for which a purpose is to: (1) cause any unplanned interruption of the operations of (other than devices that are necessary to safeguard the device or the Gap IT Environment) or prevent the accessibility of the Gap IT Environment to Gap or any Authorized User, (2) alter, destroy, or inhibit the use of the Gap IT Environment, or (3) block access to, or prevent the use/accessibility of, the Gap IT Environment by Gap or Authorized Users (collectively referred to for purposes of this Section as “Disabling Device(s)”). Supplier agrees that it has not, and will not, place any Disabling Device in the Gap IT Environment (other than licensing limitation controls (e.g., keys) that are incorporated into commercially available Software), nor shall it invoke any Disabling Devices contained on the Gap IT Environment at any time (including upon expiration or termination of this Agreement for any reason). In the event of a breach of this Section (Disabling Devices) by Supplier, Supplier shall remove the Disabling Device and restore such data or information to the most recently available electronic back-up copy and supporting transaction logs at no cost to Gap.
29.10    Insurance Premiums
Supplier represents, warrants and agrees that it will pay all premiums, deductible amounts, and other costs required to maintain all insurance policies in accordance with Section 35 (Insurance and Indemnity) herein.
29.11    Compliance with Laws
Supplier represents, warrants and agrees that it shall comply, and shall require its Subcontractors to comply, as applicable, with all foreign and U.S., national, provincial, state, and local laws, rules, directives, and regulations relating to Supplier’s capacity as an information technology service provider and/or data processor, including, OSHA regulations, environmental laws, HIPAA, those directives such as the European Union Data Protection Directive and regulations/directives relating to EU Works Councils (collectively “Supplier Regulatory Requirements”). Supplier shall identify, obtain and pay for permits, certificates, approvals, and inspections required under such Supplier Regulatory Requirements. Supplier agrees to provide the information regarding the Services, and the Charges relating to the Services, that Gap identifies as necessary for Gap to comply with the Sarbanes-Oxley Corporate Reform Act. For the avoidance of doubt, unless specifically otherwise mandated by the Sarbanes-Oxley Corporate Reform Act, the above does not include Supplier’s cost data or confidential or proprietary information of any of Supplier’s other customers. Gap shall comply, and shall require its subcontractors to comply, as applicable, with all foreign and U.S., national, provincial, state, and local laws, rules, directives, and regulations relating to Gap business, including, OSHA regulations, environmental laws, HIPAA, those directives such as the European Union Data Protection Directive and regulations/directives relating to EU Works Councils (collectively “Gap Regulatory Requirements”).
29.12    Changes in Law and Regulations
Supplier represents, warrants and agrees that it shall identify the impact of changes in Supplier Regulatory Requirements on its ability to deliver the Services and perform its obligations under the Agreement. Supplier shall notify Gap of such Supplier Regulatory Requirements within ten (10) days after it learns of the enactment of any such Supplier Regulatory Requirements and shall work with Gap to identify the impact of such changes on how Gap uses the Services or on how Supplier delivers the Services. Gap and Supplier shall promptly make any resulting modifications to the Services as reasonably necessary as a result of changes in such Supplier Regulatory Requirements. Supplier shall comply with changes to all Supplier Regulatory Requirements and shall implement any necessary modifications to the Services prior to the deadline imposed, or extensions authorized by, the regulatory or other governmental body having jurisdiction for such Supplier Regulatory Requirements. All costs associated with identification and compliance with Supplier Regulatory Requirements shall be borne by Supplier. Upon Approval by Gap of an applicable change request pursuant to the Change Control Procedures, Supplier shall (i) implement Gap Regulatory Requirements, and (ii) shall implement any necessary modifications to the Services, in accordance with Gap’s Policies and Procedures and/or an applicable Statement of Work, as applicable. Except as provided in this Section, Supplier shall have no obligation to identify regulatory changes.
29.13    Inducements
Supplier represents, warrants and agrees that it has not and will not violate foreign and U.S., national, provincial, state, and local laws, rules, directives, and regulations, or any Gap policies of which Supplier has been given advance notice, regarding the offering or receiving of unlawful inducements in connection with the Agreement.
29.14    Technical Architecture and Product Standards
Supplier represents, warrants and agrees that it shall (1) comply with Gap’s Policies and Procedures and (2) obtain Gap’s written approval for any material deviation from Gap’s Policies and Procedures.
29.15    Open Source Warranty
Supplier represents, warrants, and agrees that it will not introduce any Open Source Software into the Gap Systems without Gap’s prior written consent. In the event of a breach of this Section 29.15 (Open Source Warranty), Supplier shall provide a replacement to such Open Source Software product at no extra cost and expense to Gap, and fully install and implement such replacement Software product into the Gap Systems without interference to Gap’s information technology environment and operations.

29.16    Representations and Warranties Throughout Agreement
It is understood and agreed by the Parties that Supplier’s representations and warranties are set forth throughout this Agreement and are not confined to this Section 29 (Representations, Warranties, and Covenants).
29.17    Warranty Disclaimer
THE WARRANTIES SET FORTH IN THIS AGREEMENT (AND IN ANY IMPLEMENTATION DOCUMENTS ISSUED HEREUNDER) ARE MADE TO, AND FOR THE BENEFIT OF, GAP AND SUPPLIER EXCLUSIVELY AND ARE IN LIEU OF ALL OTHER WARRANTIES. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, SUPPLIER MAKES AND GAP RECEIVES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
Unless otherwise expressly agreed to in a writing executed by the Parties after the Reference Date, Supplier does not warrant uninterrupted or error-free operations of a Service or that Supplier will find or correct all defects. For the avoidance of doubt, the Parties acknowledge that nothing in the foregoing sentence is intended to waive or restrict Supplier’s express representations, warranties or obligations set forth in this Agreement.
30.    Remedy Waiver
This Agreement utilizes a number of “interim remedies” (including service level remedies, dispute resolution processes, payment withholds, and credit assessment mechanisms) to assist the Parties in effectively addressing performance issues that may arise during the Term. Gap deems the various remedies as essential tools to its management of this Agreement. Nevertheless, Supplier’s effective ongoing performance is the critical behavior such remedies are designed to achieve.
Consequently, recognizing that circumstances may arise in which the imposition of the interim remedies as structured may not fairly reflect corrective and other efforts made by Supplier, subject to Section 43 (Waiver), Gap’s Chief Information Officer, may, in such individual’s sole discretion waive, in an individual occurrence, Gap’s right to use, or collect a credit resulting from, such interim remedies. Factors that will be considered by Gap’s Chief Information Officer in assessing whether to waive an interim remedy include: (1) Supplier’s proactive involvement in identifying a problem before operational impacts are manifested; (2) the timing, quality, and accuracy of communications from Supplier relating to a problem; (3) the speed with which corrective actions are taken and the problem is fixed; (4) the quality of Supplier’s root cause analysis and the likelihood that appropriate steps have been taken to prevent a reoccurrence of the problem; (5) the quality of Supplier’s overall performance at the time the remedy right accrues and during the Term; and (6) the impact of other causal factors, including Gap’s actions or inaction relating to the problem.
Any waiver under this Section must be in writing, expressly state that it is a waiver under this Section, and be signed by Gap’s Chief Information Officer and the Gap Infrastructure Partnership Executive.
31.    Internal Dispute Resolution
31.1    Intent
The Parties shall resolve their disputes informally to the maximum extent possible. The Parties shall negotiate all matters of joint concern in good faith, with the intention of resolving issues between them in a mutually satisfactory manner. Only disputes within the scope of this

Agreement are subject to this Section. However, nothing in this Section shall preclude the Parties from exercising their termination rights pursuant to Section 33 (Termination) following the period specified in Section 31.2 (Informal Resolution). Each Party shall bear its own attorney’s fees and costs in connection with the internal dispute resolution process; except, to the extent the Parties otherwise agree in writing to incur certain costs to support the internal dispute resolution process, such costs shall be shared equally by the Parties. The Parties agree all statements made in connection with internal dispute resolution efforts shall not be considered admissions or statements against interest by either Party. The Parties further agree that they will not attempt to introduce such statements at any later trial, arbitration, or mediation between the Parties.
31.2    Informal Resolution
If a dispute arises under this Agreement, then within seven (7) Business Days after a written request by either Party, Gap’s Infrastructure Partnership Executive and Supplier Outsourcing Relationship Executive shall promptly confer to resolve the dispute. If these representatives cannot resolve the dispute or either of them determines they are not making progress toward the resolution of the dispute within seven (7) Business Days after their initial conference, then the dispute shall be submitted to the Gap Chief Information Officer and Supplier Industry Vice President, who shall promptly confer to resolve the dispute.
31.3    Fact Finding Report
The Gap Outsourcing Relationship Executive and Supplier Outsourcing Relationship Executive shall provide the Gap Chief Information Officer and Supplier Industry Vice President with a written description of the dispute, including the particular issues on which the Parties seek recommendations.
A.    Fact Finding
The Gap Chief Information Officer and Supplier Industry Vice President shall engage in fact finding as required by the dispute and recommend how best to resolve the dispute. The Gap Chief Information Officer and Supplier Industry Vice President may submit written questions to the Parties, may request oral statements, and may review relevant documents.
B.    Report
Within thirty (30) days after the Gap Chief Information Officer and Supplier Industry Vice President have convened to resolve the dispute, the Gap Chief Information Officer and Supplier Industry Vice President shall cause a joint written report to be prepared, including their findings of fact and recommendations for resolution. Upon conclusion of the dispute resolution process by the Gap Chief Information Officer and Supplier Industry Vice President, any documentation created by a Party for such dispute resolution process shall be returned to the Party submitting such documentation and copies shall either be returned or destroyed.
31.4    Dispute Resolution Mandatory
The dispute resolution process provided in this Section 31 (Internal Dispute Resolution) is a prerequisite to the exercise of any judicial remedies available to the Parties (including, any claim for breach of contract pursuant to Section 33.2 (Termination for Cause by Gap) or Section 33.3 (Termination for Cause by Supplier)), except in cases where a Party is seeking injunctive or other equitable relief.
31.5    Applicability To Disputes With Suppliers Other than Supplier
At no Charge to Gap, Supplier agrees that on Gap’s written request, it will reasonably participate in dispute resolution in accordance with this Section 31 (Internal Dispute Resolution) with Gap and Gap’s Third Party Vendors to resolve any disputes between and/or among such vendors, including Supplier and Gap, as to responsibility by any particular vendor for issues arising from warranty and other information system performance obligations to the extent related to the Services. Neither Party shall be required to submit Proprietary or Confidential Information to such Third Party Vendor(s) unless the Third Party Vendor(s) has executed an appropriate confidentiality or non-disclosure agreement as to the information that will be disclosed to it in connection with the dispute resolution process.
32.    [Reserved]
33.    Termination
33.1    Change of Control
Gap may terminate this Agreement on one hundred eighty (180) days written notice in the event of the acquisition of all or substantially all of Supplier’s assets, or any merger by or with Supplier in which Supplier is not the surviving entity or in which Supplier’s principals do not remain in control of the surviving entity; provided, however, that Gap must deliver any notice of termination pursuant to this Section 33.1 (Change of Control) within twelve (12) months of the effective date of any such transaction. Notwithstanding the foregoing, Gap shall be responsible for the Termination Charges for Change of Control as detailed in Exhibit C.6 (Termination for Convenience Fees), and in the event the surviving entity is a Gap Competitor, Gap shall be responsible for Stranded Costs only.
33.2    Termination for Cause by Gap
Gap may terminate this Agreement, in whole or in part (i.e., by Statement of Work), if Supplier: (i) breaches a (1) material obligation, or (2) warranty or representation under this Agreement; and fails to cure such breach within thirty (30) days after written notice from Gap, (ii) breaches a (1) material obligation, or (2) warranty or representation under the Agreement which is not capable of being cured within thirty (30) days and for which an acceptable plan of correction has not been submitted within that time; or (iii) commits numerous breaches of its duties or obligations under the Agreement which in the aggregate are material and fails to cure such numerous breaches within thirty (30) days after written notice. Gap notice shall specify the acts, omissions or events alleged to constitute such material breach and shall state that the notice is being provided in accordance with this Section 33.2 (Termination for Cause by Gap). In the event of Supplier’s failure to cure such breach, or, as applicable, submit an acceptable plan of correction, within the applicable cure period, Gap may terminate this Agreement as of the date set forth in such written notice, which date of termination shall in no event be less than thirty (30) days from the date of the notice of termination.
33.3    Termination for Cause by Supplier
In the event of a material breach by Gap of its obligations under this Agreement, Supplier shall promptly provide Gap with written notice specifying in detail the acts, omissions or events alleged to constitute such material breach and Gap shall have thirty (30) days within which to cure such breach or propose a reasonable plan to cure such breach. In the event of Gap’s failure within such thirty (30) day period as the case may be to cure such breach or to propose a reasonable plan for the cure thereof, Supplier may terminate this Agreement upon written notice to Gap.
33.4    Termination for Insolvency
In addition to Gap’s rights under Section 38 (Bankruptcy and Liquidation), in the event

Supplier becomes or is declared insolvent, becomes subject to a voluntary or involuntary bankruptcy or similar proceeding, or makes an assignment for the benefit of all or substantially of all of its creditors, then in such event Gap may terminate this Agreement on ten (10) days written notice to Supplier.
33.5    Termination for Failure to Implement Benchmark Adjustments
If (1) Supplier fails to adjust its pricing as required under Section 8.2B (Benchmark Adjustments), or (2) Gap (in its sole discretion) does not accept Supplier’s proposal to reduce its prices to the Benchmark as set forth in Section 8.2B(2) (Benchmark Adjustments), Gap may, upon sixty (60) days notice to Supplier, (a) terminate this Agreement, at no fee to Gap, as to the Aggregated Service or Aggregated Services that were not reduced to the Benchmark, or (b) at Gap’s option, the Agreement as a whole. Notwithstanding the preceding sentence, Gap shall be responsible for Stranded Costs. Gap’s election to terminate under this Section shall be made within one hundred and eighty (180) days of either (1) Supplier fails to adjust its pricing as required under Section 8.2B (Benchmark Adjustments), or (2) Gap (in its sole discretion) does not accept Supplier’s proposal to reduce its prices to the Benchmark as set forth in Section 8.2B(2) (Benchmark Adjustments).
33.6    Termination for Convenience
Gap may at any time, elect to terminate this Agreement or a Statement of Work as to New Services at its convenience provided it shall, at the time of such election, provide Supplier with one-hundred eighty (180) days notice. In the event of termination of this Agreement and/or a Statement of Work as to New Services, other than payments for non-cancelable leases and service contracts, Gap shall pay the termination for convenience charges specified in Exhibit C.6 (Termination for Convenience Fees).
Gap may terminate any Non-Service Catalog Item for convenience upon providing Supplier with three (3) business days prior written notice. Upon any such termination, Gap shall only be liable for any Charges incurred though the effective date of termination and applicable Stranded Contracts and Stranded Assets.
33.7    Termination Assistance
After the effective date of any termination pursuant to this Section 33 (Termination), Supplier shall continue to provide Services in accordance with Section 34 (Termination/Expiration Assistance Services) for which it shall be compensated by Gap as provided in Section 34.2 (Performance of Services).
33.8    Payment of Fees
In the event of termination under this Section 33 (Termination), Gap agrees to pay to Supplier the Charges for the Services satisfactorily performed by Supplier under this Agreement through the date of actual termination, but shall not pay other charges or fees related to such termination, unless specifically described in this Section 33 (Termination).
33.9    Cumulative Remedies
The Parties understand and agree that the rights and remedies available to either Party at law, in equity and/or under this Agreement shall be cumulative and nonexclusive in nature.

34.    Termination/Expiration Assistance Services
34.1    Termination/Expiration Transition Plan
Supplier understands and agrees that Gap’s business operations are dependent on the Services, and that Gap’s inability to receive the Services would result in irreparable damages to Gap. Therefore, upon the expiration of this Agreement or its termination by either Party for any reason, including the breach of this Agreement by the other Party, Termination Assistance Services shall be provided as set forth in this Section 34 (Termination/Expiration Assistance Services). If no Termination Transition Plan has yet been agreed to at the time of termination, the rights of Gap upon any expiration or termination of this Agreement shall be as set forth in this Section 34 (Termination/Expiration Assistance Services). If a Termination Transition Plan has been agreed to, then the rights of Gap upon any expiration or termination of this Agreement shall be as set forth in the most recent approved Termination Transition Plan, and also as set forth in this Section 34 (Termination/Expiration Assistance Services). In the event of any inconsistency between this Section 34 (Termination/Expiration Assistance Services) and the applicable Termination Transition Plan, this Section shall govern. If no Termination Transition Plan has been agreed to by the Parties at the time of any termination of this Agreement, then Supplier shall provide the professional services staff necessary to provide (1) the Services (as requested by Gap in accordance with Section 34.3 (Termination Transition Period) at performance standards and Service Levels in effect at the time of termination or expiration, and (2) the Termination Assistance Services.
34.2    Performance of Services
Supplier and Gap acknowledge and agree that their mutual cooperation is important to an effective transition of technology services provided by Supplier to Gap or its designated provider(s). As requested by Gap in accordance with Section 34.3 (Termination Transition Period), Supplier shall provide Gap with all of the Services, including all of the Termination Assistance Services set forth in this Section 34 (Termination/Expiration Assistance Services) and in the then most recent version of the Termination Transition Plan. Supplier shall have no right to withhold or limit any of the Services (including the Termination Assistance Services) on the basis of any alleged breach of this Agreement by Gap, other than a failure by Gap to timely pay the amounts due for the Services (including Termination Assistance Services) rendered during the Termination Transition Period (as set forth in Section 34.3 (Termination Transition Period). Gap shall have the right to seek specific performance of this Section 34 (Termination/Expiration Assistance Services). In addition to the Services as set forth in this Agreement, the Termination Assistance Services shall include, at a minimum, (i) converting data; (ii) providing parallel services until transition to a new system, (iii) providing on-site technical support, (iv) cooperating with Gap or its designated vendor in developing required interfaces, (v) meeting with Gap as soon as practicable after a notice of termination or notice of a decision to not extend this Agreement has been given, to discuss any potential modifications to the then most current Termination Transition Plan; (vi) using all commercially reasonable efforts to assist Gap in effecting a transition of the Services, in accordance with best practices, to Gap or another vendor chosen by Gap; (vii) providing the number and types of resources necessary to complete the transition in accordance with the Termination Transition Plan; and (viii) such other services as shall be necessary or appropriate to facilitate, without interruption to the Services, the orderly transition of the Services to Gap or its new provider of services in accordance with best practices. If Supplier is providing any Services hereunder at the time of such transition utilizing any software license from a Third Party Vendor, the responsibility for obtaining and paying for the transfer of such licenses shall be in accordance with Section 21 (Consents). Notwithstanding anything in this Agreement to the contrary, Gap shall be entitled to increase and/or decrease the scope of the Services and Termination Assistance Services in its sole discretion during any Termination Transition Period. Supplier shall be compensated on a time and material basis or fixed fee basis (as agreed by the Parties) for all Termination Assistance Services by payment by Gap, with respect to time and materials charges, in accordance with the rates set forth in this Agreement or, if applicable rates for time and materials charges are not contained in this Agreement, and for all fixed fee charges, at commercially reasonable rates, it being understood that the charges for the Termination Assistance Services are not included in the Charges.
34.3    Termination Transition Period
Unless otherwise directed by Gap, commencing: (i) six (6) months prior to the expiration of the Agreement; (ii) upon any notice of termination or non-renewal of the Agreement; or (iii) six (6) months prior to any other ceasing of Service under the Agreement, and continuing for a period defined in the Termination Transition Plan but in no event less than twelve (12) months following the expiration or termination of this Agreement (unless a shorter time period is requested by Gap), Supplier will continue to provide the Services (including the Termination Assistance Services) as requested by Gap. After such twelve (12) month period (or such shorter time period as requested by Gap), unless otherwise directed by Gap, Supplier shall provide extensions of the Services (including the Termination Assistance Services) as requested by Gap in serial thirty (30) day extension terms for up to an additional six (6) months (such period, the “Termination Transition Period”). The total Termination Transition Period shall not exceed eighteen (18) months.
In addition to the Services as set forth in this Agreement, the Termination Assistance Services shall include, at a minimum, converting data, providing parallel services until transition to a new system, providing on-site technical support, cooperating with Gap or its designated vendor in developing required interfaces, and such other services as shall be necessary or appropriate to facilitate, without material or extended interruption to the Services, the orderly transition of the Services to Gap or its new provider of services in accordance with Supplier’s best practices. Gap shall have the same rights to Software and such other intellectual property rights as provided in Section 22 (Software, Documentation, and Intellectual Property) during the transition period as it does during the Term.
34.4    Transition Services
Supplier will provide the following Termination Assistance Services related to the Services, at Gap’s request:
A.    Supplier shall (i) assist Gap in developing a written transition plan for the transition of the Services to Gap or Gap’s designee, which plan shall include capacity planning, facilities planning, human resources planning, and data transport/telecommunications planning necessary to effect the transition, (ii) perform programming and consulting services as requested to assist in implementing the transition plan, (iii) provide knowledge transfer personnel designated by Gap in the use of any Equipment, Software, materials or processes to be transferred, (iv) catalog all Software, Gap Data and Equipment used to provide the Services, provide machine readable and printed listings of source code for Software in accordance with Section 22 (Software, Documentation and Intellectual Property) to the extent such source code is generally made available for such Software and assist in its reconfiguration, (v) analyze and report on the space required for the Gap Data and the Software needed to provide the Services, (vi) assist in the execution of a parallel operation, data migration and testing process until the transition to Gap or Gap’s designee has been successfully completed, (vii) create and provide copies of the Gap Data that is in Supplier’s possession or control in the format and on the media reasonably requested by Gap and, when directed by Gap to do so, delete (and certify in writing such deletion) all Gap Data in Supplier’s possession or control from any tapes or other data storage media, including written records, in Supplier’s possession or control except archival records as necessary for documentation of Supplier’s engagement with Gap, (viii) provide a complete and up-to-date, electronic copy of the Policy and Procedures Manual to the extent Supplier is responsible under the Services, in the format and on the media reasonably requested by Gap, (ix) identify, and assist Gap in Provisioning, a suitable functionally equivalent replacement for any shared hardware or software then used by Supplier to provide the Services, and (x) provide other technical assistance related to the Services as requested by Gap.
B.    Gap or Gap’s designee shall be permitted to undertake, without interference from Supplier or Supplier Affiliates (including counter-offers), to hire, effective after the later of the termination of the Term or completion of any Termination Assistance Services, any employees of Supplier or Supplier Affiliates primarily assigned to the performance of Services within the twelve (12) month period prior to the expiration or termination date by providing Supplier with written notice of its intent to hire any such employees no later than the latter of (i) forty-five (45) days prior to the expiration of the Term or (ii) forty-five (45) days prior to the completion of any Termination Assistance Period. Supplier shall waive, and shall cause its Affiliates to waive, their rights, if any, under contracts with such personnel restricting the ability of such personnel to be recruited or hired by Gap or its designee. Gap or its designee shall have reasonable access to such employees of Supplier or Supplier Affiliates for interviews, evaluations and recruitment. Gap shall conduct the above-described hiring activity in a manner that is not unnecessarily disruptive of the performance by Supplier of its obligations under this Agreement or any of the Implementation Agreements.
C.    Reserved.
D.    Gap or its designee shall have the right (but not the obligation, except as set forth in Sections 3.10B (Failure to Comply with the Transition-In Plan), 33.1 (Change of Control), 33.4 (Termination for Insolvency), 33.6 (Termination for Convenience), or 33.5 (Termination for Failure to Implement Benchmark Adjustments) upon reasonable notice to purchase any Equipment owned by Supplier and which, on the date of expiration or termination of this Agreement, Supplier is using on a dedicated basis to perform the Services. In addition, at Gap’s request, Supplier shall use commercially reasonable efforts to provide Gap with the right to either (i) lease directly from the applicable third party lessor (other than a Supplier Affiliate) any leased Equipment that on the date of expiration or termination of this Agreement Supplier is using on a dedicated basis to perform the Services, or (ii) assume Supplier’s lease for any such Equipment (other than as to Equipment provided by a Supplier Affiliate); provided that Supplier shall use commercially reasonable efforts to minimize any costs associated with the exercise of any such right by Gap and any transfer, assumption or termination fees or expenses associated with the exercise of any such right shall be the responsibility of, and paid for by, Gap. Gap shall assume such lease obligations (or pay for the applicable lease buy-out) if obligated to do so in accordance with Exhibit C.7 (Financial Responsibility Matrix). Gap shall execute such documents as necessary for Supplier to be relieved of Supplier’s obligations under such assumed leases after the transfer date. In the case of leases entered into specifically to provide the Services, Supplier shall use commercially reasonable efforts to obtain such rights in advance and shall not enter into any such lease not offering such rights without Gap’s prior written consent, which shall not be unreasonably withheld or delayed (provided that the withholding of consent shall not preclude Supplier from then using a lease not entered into specifically for this engagement to acquire such Equipment). In all cases, such owned or leased Equipment shall be transferred in good working condition, reasonable wear and tear excepted, as of the expiration or termination date or the completion of any Services associated with such Equipment requested by Gap under this Agreement, whichever is later. In the case of Supplier-owned equipment, Supplier shall grant to Gap a warranty of title and a warranty that such Equipment is free and clear of all liens and encumbrances. Such conveyance by Supplier to Gap shall be at net book value (not to exceed fair market value at the time placed in service) calculated in accordance with generally accepted accounting principles using the depreciation schedule customarily used by Supplier for the applicable type of equipment (including equipment dedicated to Supplier internal use, used at shared Supplier service facilities and dedicated to specific Supplier customers). In the case of leased Equipment, Supplier shall represent and warrant that the lease is not in default and that all payments thereunder have been made through the date of transfer.
E.    Supplier shall return to Gap, if not previously returned, all Gap Equipment, in condition at least as good as the condition thereof on the Reference Date, ordinary wear and tear excepted. Such Equipment shall be returned at the expiration or termination date or the completion of any Services or Termination Assistance Services associated with such Equipment requested by Gap under this Agreement, whichever is later.
F.    Supplier shall inform Gap of Subcontracts or Third Party Vendor contracts primarily dedicated by Supplier, Supplier Subcontractors or Supplier Affiliates to perform the Services. Gap shall retain the right to contract directly with any such Subcontractor or Third Party Vendor. In addition, Supplier shall use commercially reasonable efforts to provide Gap with the right to contract directly with any Subcontractor or Third Party Vendor previously utilized by Supplier to perform any Services or to assume Supplier’s contract with such Subcontractor or Third Party Vendor.
G.    In the event that Supplier is able to obtain the right for Gap to assume such Subcontracts and Third Party Vendor contracts in accordance with the Subsection (F) above, Supplier shall assign the designated Subcontracts and Third Party Vendor contracts to Gap or its designee as of the expiration or termination date or the completion of any Services associated with such Subcontracts or Third Party Vendor contracts, whichever is later. There shall be no charge or fee imposed by Supplier on Gap related to such assignment and Supplier shall use commercially reasonable efforts to minimize or eliminate any such charges or fees imposed by any Subcontractors or Third Party Vendor. To the extent charges or fees are imposed by any Subcontractors or Third Party Vendor, such costs shall be paid by Gap. Supplier shall (i) represent and warrant that it is not in default of such Subcontracts and Third Party Vendor contracts; (ii) represent and warrant that all payments have been made thereunder through the date of assignment; and (iii) notify Gap of any defaults by Subcontractors or Third Party Vendor contractors with respect to such Subcontracts and Third Party Vendor contracts of which Supplier is then aware. Subject to Supplier’s compliance with the requirements of this subsection, Gap shall represent and warrant to Supplier that, from the date of assumption, it will assume all contractual responsibilities and liability associated with such Subcontracts and Third Party Vendor contract assigned to Gap hereunder.
35.    Insurance and Indemnity
35.1    Required Insurance Coverage
Supplier shall obtain, pay for, and maintain in full force and effect during the term of this Agreement insurance as follows:
A.    Workers’ compensation and employers’ liability insurance with limits as required by law or * for each accident, including occupational disease coverage, with a limit of * per person subject to an aggregate limit of *. These policies will contain waivers of the insurer’s subrogation rights against Gap where permitted by law;
B.    Commercial general liability insurance, and excess liability insurance coverage, with limits of * combined single limit for bodily injury, death, and property damage, including personal injury, contractual liability, independent contractors, broad-form property damage, and products and completed operations coverage;
C.    Commercial automobile liability insurance with limits of not less than * for each occurrence combined single limit of liability for bodily injury, death, and property damage, including owned and non-owned and hired automobile coverages, as applicable;
D.    Professional Liability Insurance (Errors and Omissions) with limits of * annual
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

aggregate for all claims each policy year for technology errors and omissions. This coverage should not exclude Virus Liability, Intellectual Property Liability, Denial of Electronic Access Liability, Electronic Information Damage Liability, liabilities assumed under contract, and direct damages;

E.    All Risk Property Liability Insurance with limits not less than the full replacement cost value of Supplier’s Equipment situated at a Gap Site during the Term of the Agreement; and
F.    Employee Dishonesty and Computer Fraud Insurance with limits not less than * per occurrence.
35.2    Claims Made Coverages
To the extent any insurance coverage required under this Section 35 (Insurance and Indemnity) is purchased on a “claims-made” basis, such insurance shall cover all prior acts of Supplier during the Term of this Agreement and for at least two (2) years after the Term of the Agreement.
35.3    Certificates Of Insurance
Certificates of insurance evidencing all coverages described in this Section 35 (Insurance and Indemnity) shall be furnished to the Gap within two (2) weeks of the Reference Date with the following endorsements:
A.    In the name of The Gap, Inc., its officers, directors and employees, and its Affiliates as additional insureds limited to coverage B (Commercial General Liability Insurance) and C (Commercial Automobile Liability Insurance) in Section 35.1 (Required Insurance Coverage) above where allowable by country law;
B.    To provide that each of the policies is primary insurance, not contributing, with respect to any other insurance available to Gap as to any claim for which coverage is afforded under the policy, except for coverage D (Professional Liability Insurance) and F (Employee Dishonesty and Computer Fraud Insurance) in Section 35.1 (Required Insurance Coverage) above and will be limited in other areas of coverage to the acts omissions of Supplier in the performance of this agreement;
C.    To provide that the policy shall apply separately to each insured against whom a claim is made or suit is brought (required for Comprehensive General Liability, and Automobile Liability only where allowable by country law); and
D.    The Gap, Inc., its officers, directors, employees, or its Affiliates shall be named as a “Loss Payee” under All Risk Property Insurance, as respects their interest in the property insured.
None of the requirements contained herein as to types, limits and approval of insurance coverage to be maintained by Supplier are intended to and shall not in any manner limit or qualify the liabilities and obligations assumed by Supplier under this Agreement. Receipt of any certificate showing less coverage than requested is not a waiver of Supplier’s obligation to fulfill its requirements. Supplier may utilize reasonable deductibles given its size and financial stability. Supplier will be responsible to pay any loss amount that lie within its deductible, up to the maximum amount of the deductible.
35.4    Subcontractors To Be Insured
Supplier shall require all of its Subcontractors to carry insurance coverages and limits as agreed to and approved in writing by Gap, and shall require all such insurance policies to name
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Gap, its officers and employees as additional insureds limited to coverage B and C in Section 35.1 (Required Insurance Coverage) above where allowable by country law.
35.5    Cancellation Or Lapse Of Insurance
Supplier shall give thirty (30) days prior written notice to Gap of cancellation, non-renewal or material change in coverage, scope, or amount of any policy, except it shall provide timely written notice of cancellation, non-renewal, or material change in coverage, scope, or amount of any policy for Professional Liability and Crime insurance policies referenced above.
35.6    Other Insurance Requirements
Whenever commercially reasonable or possible, insurance policies required hereunder shall be issued by insurance companies: (i) authorized to do business in the State of California; and (ii) with a financial rating of at least an A10 status as rated in the most recent edition of Best’s Insurance Reports except for "All-Risk" property insurance above which supplier can self insure; provided that Gap shall be afforded protection in the same manner and to the same extent it would have been covered had Supplier obtained such coverage through a third party insurer. Should Supplier decide to purchase coverage that is at the time self insured by Supplier, it is agreed that this Agreement shall be considered an insured contract under such policy.
35.7    General Indemnity
A.    Supplier’s Indemnity
(1)    At Supplier’s expense and as described herein, Supplier agrees to defend and indemnify (as set forth in (2) below) Gap, its Affiliates, and its subcontractors (and their respective directors, officers, agents, and employees) from and against any third party claims, actions, or proceedings (and liability, damages, costs, or expenses arising under such third party claims, actions, or proceedings) arising out of, or in connection with, any alleged act or failure to act by Supplier or its directors, officers, agents, or employees which has caused, or which is alleged to have caused (including, without limitation, negligent or willful misconduct): (i) any injury to any person or persons or damage or loss to tangible property, (ii) a breach the provisions of Sections 36.3 (Non-Disclosure and Non-Use), 36.4 (Treatment of Gap Data), 36.6 (Return of Proprietary or Confidential Information), 36.7 (Solicitation of Gap Customers) and 36.9 (Residual Knowledge) relating to Supplier’s use of confidential information owned or controlled by Gap, or (iii) Supplier’s breach of a Supplier Regulatory Requirement set forth in Section 29.11 (Compliance with Laws) ((i), (ii), and (iii) above are individually each, and collectively all, referred to for purposes of this Section 35.7A (Supplier’s Indemnity) as “Supplier Third Party Claim(s)”). For avoidance of doubt, if a Gap employee suffers personal injury because of Supplier and brings a claim in his or her individual capacity, then such claims shall be deemed a third party claim.
(2)    Supplier shall pay all amounts that a court finally awards to a third party or that Supplier agrees to in settlement with a third party of any such Supplier Third Party Claim(s), as well as any and all reasonable attorneys’ fees and costs of investigation arising from such Supplier Third Party Claim(s) incurred by Gap or any other party indemnified under this Section 35.7A (Supplier’s Indemnity) associated with such Supplier Third Party Claim and incurred prior to Supplier’s assumption of the defense against any Supplier Third Party Claim. After Supplier assumes the defense against any Supplier Third Party Claim in accordance with this Section, Supplier shall not be responsible for the payment of expenses or charges incurred by Gap in connection with such Supplier Third Party Claim, except:
(a)    to the extent Supplier pre-approves any such charge or expense after Supplier assumes control of the defense of such Supplier Third Party Claim, provided such approval by Supplier is not to be unreasonably withheld; or

(b)    charges or expenses incurred by Gap in connection with the cooperation by any Gap employee with Supplier’s defense to the extent such cooperation materially disrupts or interferes with the performance of such employee’s job, in which case Supplier shall reimburse Gap for the employee’s actual expenses and time at a rate to be agreed to by the Parties in advance.
(3)    Supplier’s obligation to defend and indemnify Gap, as applicable, pursuant to this Agreement shall be subject to Gap having given Supplier prompt written notice of the claim or of the commencement of the related action, as the case may be, and information and reasonable assistance, at Supplier’s expense, for the defense or settlement thereof. Supplier shall have sole control of the defense and settlement of such claim or related action, provided that Supplier shall not settle such claim or related action in a manner which imposes any obligation on Gap without the prior written consent of Gap. Gap shall be entitled to engage counsel at its sole expense to consult with Supplier with respect to the defense of the claim and related action.
B.    Gap’s Indemnity
(1)    At Gap’s expense and as described herein, Gap agrees to defend and indemnify (as set forth in (2) below) Supplier, its Affiliates, and its Subcontractors (and their respective directors, officers, agents, and employees) from and against any third party claims, actions, or proceedings (and liability, damages, costs, or expenses arising under such third party claims, actions, or proceedings) arising out of, or in connection with, any alleged act or failure to act by Gap or its directors, officers, agents, or employees which has caused, or which is alleged to have caused (including, without limitation, negligent or willful misconduct): (i) any injury to any person or persons or damage or loss to tangible property, (ii) a breach the provisions of Sections 36.3 (Non-Disclosure and Non-Use), 36.6 (Return of Proprietary or Confidential Information), and 36.9 (Residual Knowledge) relating to Gap’s use of confidential information owned or controlled by Supplier, or (iii) Gap’s breach of a Gap Regulatory Requirement set forth in Section 29.11 (Compliance with Laws) ((i), (ii), and (iii) above are individually each, and collectively all, referred to for purposes of this Section 35.7B (Gap’s Indemnity) as “Gap Third Party Claim(s)”). For avoidance of doubt, if a Supplier employee suffers personal injury because of Gap and brings a claim in his or her individual capacity, then such claims shall be deemed a third party claim.
(2)    Gap shall pay all amounts that a court finally awards to a third party or that Gap agrees to in settlement with a third party of any such Gap Third Party Claim(s), as well as any and all reasonable attorneys’ fees and costs of investigation arising from such Gap Third Party Claim(s) incurred by Supplier or any other party indemnified under this Section 35.7B (Gap’s Indemnity) associated with such Gap Third Party Claim and incurred prior to Gap’s assumption of the defense against any Gap Third Party Claim. After Gap assumes the defense against any Gap Third Party Claim in accordance with this Section, Gap shall not be responsible for the payment of expenses or charges incurred by Supplier in connection with such Gap Third Party Claim, except:
(a)    to the extent Gap pre-approves any such charge or expense after Gap assumes control of the defense of such Gap Third Party Claim, provided such approval by Gap is not to be unreasonably withheld; or
(b)    charges or expenses incurred by Supplier in connection with the cooperation by any Supplier employee with Gap’s defense to the extent such cooperation materially disrupts or interferes with the performance of such employee’s job, in which case Gap shall reimburse Supplier for the employee’s actual expenses and time at a rate to be agreed to by the Parties in advance.
(3)    Gap’s obligation to defend and indemnify Supplier, as applicable, pursuant to this Agreement shall be subject to Supplier having given Gap prompt written notice of the claim or of the commencement of the related action, as the case may be, and information and reasonable assistance, at Gap’s expense, for the defense or settlement thereof. Gap shall have sole control of the defense and settlement of such claim or related action, provided that Gap shall not settle such claim or related action in a manner which imposes any obligation on Supplier without the prior written consent of Supplier. Supplier shall be entitled to engage counsel at its sole expense to consult with Gap with respect to the defense of the claim and related action.
35.8    Damage to Gap Facilities, Buildings, or Grounds
Supplier shall repair, or cause to be repaired, at its own cost, any and all damage to Gap’s facilities, buildings or grounds caused by Supplier or employees or agents of Supplier. Such repairs shall be made immediately after Supplier has become aware of such damage, but in no event later than thirty (30) days after the occurrence. If Supplier fails to make timely repairs, Gap may make any necessary repairs. All reasonable costs incurred by Gap, as determined by Gap, for such repairs shall be repaid by Supplier by cash payment upon demand, or without limitation of all Gap’s other rights and remedies provided by law or under this Agreement, Gap may deduct such costs from any amounts due to Supplier from Gap under this Agreement.
35.9    Indemnities Throughout Agreement
It is understood and agreed by the Parties that Supplier’s indemnification obligations are set forth throughout this Agreement and are not confined to this Section 35 (Insurance and Indemnity). Furthermore, Gap shall approve in writing any attorney Supplier selects to represent Supplier for any indemnification claim under this Agreement.
36.    Confidentiality
36.1    Definition of Proprietary or Confidential Information
“Proprietary or Confidential Information” shall mean, with respect to a Party hereto, all information or material that: (i) is either (a) marked “Confidential,” “Restricted,” “Proprietary,” or with some other, similar, marking, (b) known by the Parties to be considered confidential and proprietary, or (c) from all the relevant circumstances should reasonably be assumed (1) to be confidential and proprietary; (2) to give the Disclosing Party a competitive business advantage, or (3) to be detrimental to the interest of the Disclosing Party if disclosed; and (ii) any unpublished information concerning research activities and plans, customers, marketing, business plans, or sales plans, product development or time to market, sales forecasts or results of marketing efforts, pricing or pricing strategies, costs, operational techniques, strategic plans, and unpublished financial information, including information concerning revenues, profits and profit margins will be deemed proprietary and confidential to the Disclosing Party, regardless of whether such information under this subpart (ii) of this Section was disclosed intentionally or unintentionally or marked as “confidential” or “proprietary”. Provided, however, that Proprietary or Confidential Information may also be used as otherwise expressly permitted by license or otherwise in this Agreement.
36.2    Exclusions
Proprietary or Confidential Information will not include any information or material, or any element thereof, whether or not such information or material is Proprietary or Confidential Information for the purposes of this Agreement, to the extent any such information or material, or any element thereof:
(a)    has previously become or is generally known, unless it has become generally known through a breach of this Agreement or a similar confidentiality or non-disclosure agreement;

(b)    was already rightfully known to the Party receiving such information (the “Receiving Party”) prior to being disclosed by or obtained from the Party (or its agents or affiliates) disclosing such information (the “Disclosing Party”) as evidenced by written records kept in the ordinary course of business of or by proof of actual use by the Receiving Party;
(c)    has been or is hereafter rightfully received by the Receiving Party from a third person (other than the Disclosing Party) without restriction or disclosure and without breach of a duty of confidentiality to the Disclosing Party; or
(d)    as been independently developed by the Receiving Party without access to Proprietary or Confidential Information of the Disclosing Party.
It will be presumed that any Proprietary or Confidential Information in a Receiving Party’s possession is not within exceptions (b), (c) or (d) above, and the burden will be upon the Receiving Party to prove otherwise by records and documentation.
36.3    Non-Disclosure and Non-Use
The Parties agree, both during the Term of this Agreement and for a period of * after termination of this Agreement, to hold each other’s Proprietary or Confidential Information in strict confidence; provided, however, that as to any portion of the Disclosing Party’s Confidential Information that constitutes a trade secret under applicable law, the obligations of this Section will continue for as long as the information continues to constitute a trade secret under applicable law. Each Party recognizes the importance of the other’s Proprietary or Confidential Information. In particular, each Party recognizes and agrees that the Proprietary or Confidential Information of the other is critical to their respective businesses and that neither Party would enter into this Agreement without assurance that such information and the value thereof will be protected as provided in this Section 36 (Confidentiality) and elsewhere in this Agreement. Accordingly, each Party agrees as follows:
(a)    The Receiving Party will hold any and all Proprietary or Confidential Information it obtains in accordance with the standards it employs with respect to its own confidential information (but in no event less than a reasonable standard) and will use and permit use of Proprietary or Confidential Information solely for the purposes of this Agreement; and
(b)    The Receiving Party may disclose or provide access to its responsible employees, consultants, attorneys and/or subcontractors who have a need to know and may make copies of Proprietary or Confidential Information only to the extent reasonably necessary to carry out its obligations hereunder.
The Receiving Party will notify the Disclosing Party immediately of any unauthorized disclosure or use, and will cooperate with the Disclosing Party to protect all proprietary rights in and ownership of its Proprietary or Confidential Information.
36.4    Treatment of Gap Data
The Gap Data is and shall remain the property of Gap and Gap shall retain exclusive rights and ownership of the Gap Data. Without limiting any other warranty or obligation specified in this Agreement, and in particular the confidentiality provisions of this Section 36 (Confidentiality), during the Term (and with respect to PHI, as defined below, and personally identifiable employee information, thereafter in perpetuity), Supplier will not gather, store, log, archive, use or otherwise retain (with the exception of Service Level Agreement information and as otherwise required to meet the audit obligations of this Agreement) any Gap Data or protected health information (as such term is defined in the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”)) (“PHI”) in any manner and will not disclose, distribute, sell, share, rent or otherwise transfer any Gap Data to any third party, except as expressly provided in this
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Agreement or as Supplier may be expressly directed in advance in writing by Gap. Supplier represents, covenants, and warrants that Supplier will use Gap Data and PHI only in compliance with (i) this Agreement, (ii) Gap’s then current privacy policies and (iii) all applicable laws (including but not limited to applicable policies and laws related to spamming, privacy (including HIPAA and the laws implementing the EU Privacy Directive), and consumer protection).
36.5    Compelled Disclosures
To the extent required by applicable law or by lawful order or requirement of a court or governmental authority having competent jurisdiction over the Receiving Party, the Receiving Party may disclose Proprietary or Confidential Information, including Gap Data, in accordance with such law or order or requirement, subject to the following conditions: as soon as possible after becoming aware of such law, order or requirement and prior to disclosing Proprietary or Confidential Information, including Gap Data, pursuant thereto, the Receiving Party will so notify the Disclosing Party in writing and, if possible, the Receiving Party will provide the Disclosing Party notice not less than five (5) Business Days prior to the required disclosure. The Receiving Party will use reasonable efforts not to release Proprietary or Confidential Information, including Gap Data, pending the outcome of any measures taken by the Disclosing Party to contest, otherwise oppose or seek to limit such disclosure by the Receiving Party and any subsequent disclosure or use of Proprietary or Confidential Information, including Gap Data, that may result from such disclosure. The Receiving Party will cooperate with and provide assistance to the Disclosing Party regarding such measures. Notwithstanding any such compelled disclosure by the Receiving Party, such compelled disclosure will not otherwise affect the Receiving Party’s obligations hereunder with respect to Proprietary or Confidential Information, including Gap Data, so disclosed. Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge that confidentiality requirements herein do not preclude disclosures with regard to tax treatment or tax structure of transactions under this Agreement.
36.6    Return of Proprietary or Confidential Information
On either Party’s written request or upon expiration or termination of this Agreement for any reason, the Receiving Party will promptly:
(a)    return or destroy, at requester’s option, all originals and copies of all documents and materials it has received containing requester’s Proprietary or Confidential Information, including Gap or Supplier Data as applicable; and

(b)    deliver or destroy, at requester’s option, all originals and copies of all summaries, records, descriptions, modifications, negatives, drawings, adoptions and other documents or materials, whether in writing or in machine-readable form, prepared by Supplier, prepared under its direction, or at its request from the documents and materials referred to in subparagraph (a), and provide a notarized written statement to requester certifying that all documents and materials referred to in subparagraphs (a) and (b) have been delivered to requester or destroyed, as requested by requester.

36.7    Solicitation of Gap Customers
During the Term and thereafter in perpetuity, Supplier agrees not to use the Gap Data, whether directly or indirectly, to target or solicit Gap customers and business partners, as such, on behalf of itself or any third party, including, on behalf of entities in direct competition with Gap or commit any other act or assist others to commit any other act which might injure the business of Gap. Supplier agrees that it will not use or sell to others lists containing information obtained in connection with this Agreement about any Gap customers. Nothing contained herein shall preclude Supplier from providing services to any Gap customers or business partners who independently contact Supplier, who are responding to a general solicitation of Supplier, or are contacted by Supplier based on information independently derived by Supplier.

36.8    Nonexclusive Equitable Remedy
Each Party acknowledges and agrees that due to the unique nature of Proprietary or Confidential Information, including Gap Data, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach or threatened breach may result in irreparable harm to such Party, and therefore, that upon any such breach or any threat thereof, each Party will be entitled to seek appropriate equitable and injunctive relief from a court of competent jurisdiction without the necessity of posting any undertaking or bond. Any breach of the confidentiality obligations under this Section 36 (Confidentiality) will constitute a material breach of this Agreement and be grounds for immediate termination of this Agreement in the exclusive discretion of the non-breaching Party; such termination to be effective upon written notice to the other Party.
36.9    Residual Knowledge
Provided * the patent rights, copyrights, trademarks or service marks of the Disclosing Party or third parties who have licensed or provided materials to the Disclosing Party, * relating to the Services (collectively, “Residual Knowledge”) retained by an individual without reference, within * of the use of such Residual Knowledge, to any writing, whether written or electronic, and which either Party, individually or jointly, develops or discloses under this Agreement. Proprietary and Confidential Information that the Recipient Party’s personnel deliberately commit to memory *. This Section shall not apply to personally identifiable employment information. Other than as set forth herein, nothing contained in this Section gives * the: (i) * of the Residual Knowledge, (ii) the Disclosing Party’s *, or (iii) the Disclosing Party’s *.
37.    Audit, Inspection, and Examination of Records
37.1    Maintenance of Books and Records
Supplier shall maintain accurate and complete financial records of its activities and operations relating to this Agreement in accordance with generally accepted accounting principles. Supplier shall also maintain accurate and complete corporate documents, contractual agreements, employment agreements, and all other documents, agreements, and records relating to this Agreement. Supplier shall promptly make available to Gap a summary of the results of any reviews or audits conducted by Supplier, its Affiliates, Subcontractors or their agents or representatives (including internal and external auditors), relating to Supplier’s operating practices and procedures to the extent relevant to the Services or Gap.
37.2    Audits Authorized by Gap
Supplier agrees that Gap, (i) Gap’s governmental regulators, (ii) Gap’s internal auditors, or (iii) Gap’s external auditors which are not direct competitors of Supplier in the IT outsourcing business and have been retained on a non-contingent basis (which such direct competitors shall not be deemed to include the accounting division of accounting firms) (collectively, the “Permitted Auditors”) shall have access to any Supplier Service Locations and Supplier’s Subcontractors’ locations, and any of Supplier’s or Supplier’s Subcontractor’s agents, employees or representatives, and the right to examine and audit such Supplier Service Locations and Supplier’s Subcontractors’ locations, and to examine and audit any and all pertinent documents, records, agreements, transaction, activity, or records relating to the provision of Services under this Agreement for the purpose of: (a) verifying the accuracy of Charges and invoices; (b) cooperating with audits and examinations by Gap’s regulatory authorities; (c) validating performance by Supplier of its obligations as required by this Agreement; (d) reviewing the
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conduct of Supplier operations and procedures; (e) validating compliance with Section 29.11 (Compliance with Laws); (f) validating compliance with Gap’s Policies and Procedures; (g) reserved; (h) assisting Gap with its compliance with the Sarbanes-Oxley Corporate Reform Act; (i) the functionality of the Gap IT Environment; and (j) validating Supplier’s compliance with Supplier’s security obligations under this Agreement. Supplier shall provide to such auditors and agents any assistance they may reasonably require in connection with such audits and inspections. All such material, including, all documents, agreements, financial records, time cards and other employment records shall be kept and maintained by Supplier and Supplier’s contractors and shall be made available to Gap during the Term and for a period of five (5) years thereafter unless Gap’s written permission is given to dispose of any such material prior to such time. Such audit shall take place two times per year or more frequently in the event Gap finds a material discrepancy on any audit. The Permitted Auditors shall execute a confidentiality agreement with Gap with provisions which allow Gap to comply with its obligations to Supplier hereunder prior to commencing any audit or examination, and shall comply with Supplier’s reasonable security requirements. Except as set forth in Section 37.3 (Audit Settlements) below, Gap shall pay any costs and expenses which are payable to the Permitted Auditors. As necessary to conduct the audit, the Permitted Auditors shall have the right to excerpt, copy, or transcribe any and all pertinent documents, agreements, transaction activity, or records relating to the provision of the Services under this Agreement.
In Supplier’s provision of access for the foregoing purposes, Supplier shall not be obilgated to provide such access rights to the extent such access would constitute an unlawful invasion of the privacy rights of any Supplier’s, Supplier’s Affiliates’, or Supplier’s Subcontractors’ employees and would, in the reasonable opinion of Supplier, subject Supplier, Supplier’s Affiliates, or Supplier’s Subcontractors to legal liability arising solely as a result of providing such access. Supplier shall provide to Gap, or individuals or entities authorized by Gap, reasonable office facilities at Supplier’s, Supplier’s Affiliate’s, or Supplier’s Subcontractor’s locations adequate for Gap to exercise its rights under this Section. Neither Gap nor its Permitted Auditors shall have access to Supplier’s costs data or to confidential or proprietary information of any of Supplier’s other customers.
Audits will be conducted (1) expeditiously, efficiently, and at reasonable business hours; and (2) upon reasonable prior written notice.
37.3    Audit Settlements
If any audit reveals that Supplier is not in compliance with any generally accepted accounting principle or other requirement of this Agreement, Supplier and Gap shall promptly meet to review the audit report, and shall mutually agree upon an appropriate and effective manner in which to respond to identified deficiencies, and implement changes suggested by the audit at Supplier’s cost and expense. If corrective action is suggested by an auditor or regulatory authority, and mutually agreed to by the Parties in accordance with the preceding sentence as a Supplier responsibility, Supplier shall implement such corrective action (at its cost and expense) within the period of time specified by such auditor or regulatory authority. If, at any time during or after the Term, a Permitted Auditor conducts an audit of Supplier regarding the work performed under this Agreement, and if the results of such audit find that Gap’s dollar liability for any such work is less than payments made by Gap to Supplier for the work that is the subject of the audit then the difference plus the net present value of the difference as incurred calculated using an interest rate equal to * at the time of audit finding (“Cost of Funds”), which amounts shall be either repaid by Supplier to Gap by cash payment upon demand or, at the sole option of Gap, deducted from any amounts due to Supplier from Gap, whether under this Agreement or otherwise. If the results of such audit find that Gap’s dollar liability for any such work is less than payments made by Gap to Supplier for the work that is the subject of the audit by * or more, then Supplier shall also pay Gap’s reasonable costs of audit associated with discovering such difference as provided above. Notwithstanding the foregoing, (1) Supplier shall
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be required to pay for the audit up to the amount of the difference, and (2) all amounts of the audit in excess of the difference shall be split equally among the Parties. Supplier shall not be responsible to pay the Cost of Funds as to audits conducted thirty (30) months or more after an overcharge occurred.
37.4    Internal Audits
In addition to the audits authorized by Gap as set forth above, to the extent Supplier performs any assessment or an internally conducted audit of its business and operations to evaluate its compliance with Gap’s Policies and Procedures and/or Supplier’s Service delivery or account management, Supplier shall provide Gap with a written report outlining the results of the audit or assessment.
As of the Second Amended Effective Date, the Services do not require a multi-client SAS 70 Type II audit. If Gap determines that such an audit is required, or the Parties agree to include additional services under this Agreement that do require such an audit, then the Parties shall memorialize the timing, funding, and other relevant matters for such an audit.
38.    Bankruptcy and Liquidation
In the event Supplier shall: (1) make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for all or a substantial part of its assets; (2) commence any case, proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction whether now or hereafter in effect; (3) have had any such petition or application filed or any such case or proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which is not dismissed for a period of sixty (60) days or more; (4) take any corporate action indicating its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or substantial part of its assets; or (5) permit any such custodianship, receivership, or trusteeship to continue undischarged for a period of sixty (60) days or more causing Supplier or any third party, including, a trustee in bankruptcy, to be empowered under state or federal law to reject this Agreement or any agreement supplementary hereto, Gap shall have the following rights:
A.    In the event of a rejection of this Agreement or any agreement supplementary hereto, Gap shall be permitted to retain and use any back-up or archival copies of the Intellectual Property under this Agreement for the purpose of enabling it to mitigate damages caused to Gap because of the rejection of this Agreement. Gap shall exert reasonable efforts to mitigate such damages by use of such back-up or archival copies.
B.    In the event of a rejection of this Agreement or any agreement supplementary hereto, Gap may elect to retain its rights under this Agreement or any agreement supplementary hereto as provided in Section 365(n) of the Bankruptcy Code. Upon written request of Gap to, as applicable, Supplier or the bankruptcy trustee or receiver, Supplier or such bankruptcy trustee or receiver shall not interfere with the rights of Gap as provided in this Agreement or in any agreement supplementary hereto to obtain the Source Material(s) from the bankruptcy trustee or from a third-party escrow agent and shall, if requested, cause a copy of such Source Material(s) to be available to Gap.
C.    Supplier acknowledges and agrees that in the event of Supplier’s bankruptcy:
(1)    any and all property belonging to Gap of any nature whatsoever, including Gap Intellectual Property, Custom Intellectual Property, Gap Data, and Gap Proprietary or Confidential Information, in Supplier’s possession or under Supplier’s control shall not constitute part of Supplier’s estate in bankruptcy under Section 541 of the Bankruptcy Code; and
(2)    in addition to any other rights and remedies of Gap as stated herein, to the maximum extent permitted by law, Gap will have the immediate right to retain and take possession for safekeeping any and all property belonging to Gap of any nature whatsoever, including Gap Intellectual Property, Custom Intellectual Property, Gap Data and Gap Proprietary or Confidential Information, in Supplier’s possession or under Supplier’s control until such time as the trustee or receiver in bankruptcy can provide Gap with adequate assurances and evidence to Gap that all of Gap’s property will be protected from sale, release, inspection, publication or inclusion in any publicly accessible record, document, material or filing. Supplier and Gap agree that without this material provision, Gap would not have entered into this Agreement.
39.    Assignment and Merger
39.1    Assignment
Neither Party may assign this Agreement without the prior written consent of the other, except that Gap may assign its rights and obligations under the Agreement without the approval of Supplier (i) to an entity which acquires all or substantially all of the assets of Gap; or (ii) to any subsidiary or Affiliate provided, however, with respect to this subsection (ii), Gap remains fully liable for and is not relieved from the full performance of its obligations hereunder (including the obligations accruing after such assignment); or (iii) to any successor in a divestiture, merger, or acquisition of all or substantially all of the shares of Gap. Any assignment by Gap as permitted herein must: (1) be in writing; and (2) contain a written acknowledgement of the assignee that it is accepting all obligations of Gap under this Agreement, and agrees to be bound by and discharge each of the Agreement’s terms, conditions, and obligations as if it were the original Party hereto.
39.2    Separation
In connection with the sale, transfer, or other disposition of any of Gap’s Affiliates, lines of business, or business units for which Supplier was providing Services at the time of sale, transfer, or other disposition, such successor entity shall be entitled to continue to receive Services under the terms of this Agreement for a period of up to twenty-four (24) months after the closing date of such transaction. Gap will remain liable for all its obligations under the Agreement including, payment of all Charges relating to such entity’s use of the Services and unique one-time charges (such as obtaining additional consents or licenses) resulting from the sale, transfer or other disposition to a third party, which Charges are not otherwise included in Exhibit C (Fees and Resource Baselines). Gap shall be entitled to terminate any or all such Services upon thirty (30) days written notice to Supplier. There shall be no termination fee or penalty to Gap or a successor entity arising from the exercise of Gap’s rights hereunder. Notwithstanding the foregoing, in the event Gap terminates one or more Services provided by Supplier under this Agreement, but not the entire Agreement, Gap shall pay redeployment costs that may be incurred as a result of such termination provided that Supplier provides Gap in advance with a reasonable written identification and estimate of such costs. In addition to the Services set forth in Section 34 (Termination/Expiration Assistance Services), as part of such separation, Supplier shall provide Gap with separation support including assessments, transition planning, and migration support.
39.3    Acquisitions and Mergers by Gap
If Gap acquires, or merges with, an entity contracting for services from Supplier, Supplier and the several entities will negotiate in good faith in an attempt to integrate the service being provided by Supplier to the several entities in order to reach a mutually beneficial agreement for Supplier and the several entities, including, reducing redundancies, increasing efficiencies, and migrating the entities to a unified platform. In the event the Parties reach an agreement, there shall be no early termination or other penalty under the several entities’ existing agreement(s). In the event of an acquisition or merger in accordance with this Section 39.3 (Acquisitions and Mergers by Gap), Supplier shall provide the Services as specifically required pursuant to the applicable Statements of Work.
40.    Reserved

41.    Use of Reduced Resource Credits
41.1    Reserved
41.2    Third Source and Insource Limits on RRCs
Gap has the right to perform any of the Services itself (“insource”) or to contract with a third party to perform any Service that IBM is now performing. For each Functional Service Area, Gap may reduce the Resource Units to * in Gap’s sole discretion; it being understood that reducing the Resource Units to * does not trigger the obligation to pay any Termination for Convenience Fees. IBM must cooperate with Gap or the third party service provider in handing back the Services as provided in Section 34.

In addition to the specific ARC/RRC terms for various RUs specified in Exhibit C.1.2.a (Charges-by Cnry Retn’d) and Exhibit C Word Doc Section 4.1.A, and Section 6.1, if Gap reduces the Resource Units for a Functional Service Area to *, then Gap shall continue to pay Supplier the following: (i) the appropriate RRC Stub charges for each month for the remainder of the Term, as specified on Exhibit C, and (ii) the Stranded Costs (excluding actual and substantiated salary, redeployment and severance costs paid for Supplier Personnel during the period they are not re-deployed as a result of such reduction), if any, associated with such Resource Unit. Notwithstanding the preceding sentence, Supplier shall waive payment of such appropriate RRC charges (i) if Gap pays Supplier for a new Resource Unit (regardless of size) for Supplier to support, or (ii) applies a similar amount of RRC quantities to an ARC for an existing Resource Unit; either of which is memorialized in a Contract Change Request.

If the Annual Service Charge for a Functional Service Area becomes less than * of the agreed Annual Service Charge for that given Contract Year (as established on the Second Amended Effective Date), then Gap shall pay Supplier a “Tower Charge” for such year, calculated as follows: *.

42.    Amendment of Agreement
No alteration, amendment, or modification of the terms of this Agreement shall be valid or effective unless in writing and signed by Supplier and Gap.
43.    Waiver
All waivers under this Agreement shall be in writing in order to be effective. No waiver by a Party of any breach of this Agreement or waiver of any warranty, representation, or other provision hereunder shall be deemed to be a waiver of any other breach, warranty, representation, or provision (whether preceding or succeeding, and whether or not of the same or similar nature), and no acceptance of performance by a Party after any breach by the other Party shall be deemed to be a waiver of any breach of this Agreement or of any representation, warranty, or other provision, whether or not the Party accepting performance knows of such breach at the time of acceptance. No failure or delay by a Party to exercise any right it may have by reason of the default of the other Party shall operate as a waiver of default or modification of this Agreement or shall prevent the exercise of any right of the non-defaulting Party under this Agreement.
44.    Independent Contractor
Supplier acknowledges that it is at all times acting as an independent contractor under this Agreement and except as specifically provided herein, not as an agent, employee, or partner of Gap. Each Party agrees to be solely responsible for all matters relating to compensation of its employees, including, compliance with local, state, federal, and foreign laws governing its

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personnel, including, workers’ compensation, Social Security, withholding and payment of any and all federal, state and local personal income taxes, disability insurance, unemployment, and any other taxes for such persons, including any related employer assessment or contributions required by law, and all other regulations governing such matters, and the payment of all salary, vacation and other employee benefits. At each Party’s expense as described herein, such Party agrees to defend, indemnify, and hold harmless the other Party, its officers, agents, employees, and successors in interest from and against any claim, action, proceeding, liability, loss, damage, cost, or expense, including, attorneys’ fees as provided herein paid to a third party arising out of such Party’s alleged failure to pay, when due, all such taxes and obligations (collectively referred to for purposes of this Section 44 as “Employment Claim(s)”). The indemnifying Party shall pay to the other Party any and all amounts that a court finally awards to a third party or that Supplier agrees to in settlement with a third party of any such Employment Claim as provided in Section 35.7 (General Indemnity).
45.    Subcontractors
45.1    Approval Required
Gap has relied, in entering into this Agreement, on the reputation of, and on obtaining the personal performance of, Supplier itself and Supplier Approved Subcontractors listed in Exhibit D.23 (Subcontractors). Consequently, no performance of this Agreement, or any additional portion thereof, shall be subcontracted by Supplier without the prior written consent of Gap. Any attempt by Supplier to subcontract any performance, obligation, or responsibility under this Agreement, without the prior written consent of Gap, shall be null and void and shall constitute a material breach of this Agreement.
Notwithstanding the above, Supplier may, in the ordinary course of business, subcontract (i) for third party services or products that are not a material portion of the Services, that are not exclusively dedicated to Gap and that do not include regular direct contact with Gap or Gap Affiliate personnel or the performance of Services at Gap sites, or (ii) with temporary personnel firms for the provision of temporary contract labor (collectively, “Shared Subcontractors”); provided, that such Shared Subcontractors possess the training and experience, competence and skill to perform the work in a skilled and professional manner. Gap shall have no approval right with respect to such Shared Subcontractors. If, however, Gap expresses dissatisfaction with the services of a Shared Subcontractor, Supplier shall work in good faith to resolve Gap’s concerns on a mutually acceptable basis and, at Gap request, replace such Shared Subcontractor at no additional cost to Gap.
45.2    Request for Approval
If Supplier desires to subcontract any portion of its performance, obligations, or responsibilities under this Agreement, Supplier shall make a written request to Gap for written Approval to enter into the particular subcontract. Supplier’s request to Gap shall include:
(a)    The reason(s) for the particular subcontract;
(b)    A detailed description of the work to be performed by the proposed Subcontractor;
(c)    Identification of the proposed Subcontractor and an explanation of why and how the proposed Subcontractor was selected; and
(d)    Any other information reasonably requested by Gap.

45.3    Review of Request
Gap will review Supplier’s request to subcontract and determine, in its sole and absolute discretion, whether or not to consent to such request on a case-by-case basis.
45.4    Supplier Obligations Remain Unchanged
Supplier shall remain responsible to Gap for any and all performance required under this Agreement by Supplier or its approved Subcontractors, including, the obligation to properly supervise, coordinate, and perform all work required under the Services, and no subcontract shall bind or purport to bind Gap or excuse Supplier of performance. Supplier shall be solely liable and responsible for any and all payments and other compensation to, and the performance of, all Subcontractors and their officers, employees, agents, and independent contractors. All agreements between Supplier and any Subcontractors shall include provisions at least as favorable to Gap as those contained in this Agreement.
45.5    Approval of Subcontractor Personnel/Termination
In the event Gap consents to any subcontracting, such consent shall be subject to Gap’s right to give prior and continuing approval of any and all Subcontractor personnel providing services under such subcontract. Supplier shall assure that any Subcontractor personnel, excluding Shared Subcontractors, not reasonably approved in writing by Gap shall be immediately removed from the provision of any services under the particular subcontract or that other action is taken as requested by Gap.
Further, in the event that Gap consents to any subcontracting, such consent shall be subject to Gap’s right to require the removal of a Subcontractor, in whole or in part, at any time upon written notice to Supplier upon the occurrence of a material breach of this Agreement, provided such breach is not cured within thirty (30) days of such notice. Gap shall not be liable or responsible in any way to Supplier, to any Subcontractor, or to any officers, employees, or agents of Supplier or any Subcontractor, for any claims, demands, damages, liabilities, losses, costs, or expenses, including, defense costs and legal, accounting and other expert, consulting or professional fees, in any way arising from or related to Gap’s exercise of such rights.
46.    Interpretation of Agreement
46.1    Conflict Between Agreement and Exhibits
Exhibits A, B, C, D, F,J, L, M, and N are attached to, incorporated herein by reference, and form a part of this Agreement. Exhibits A through O are referred to individually and collectively below as the “Exhibits.” The Schedules attached to the Exhibits are also incorporated herein by reference, and form a part of this Agreement.
In the event of any conflict or inconsistency in the definition or interpretation of any word, responsibility, schedule, or the contents or description of any task, subtask, deliverable, goods, service, or other work, or otherwise, between the body of this Agreement, the Exhibits, and/or Schedules, between Exhibits, or between Schedules such conflict or inconsistency shall be resolved by giving precedence first to the body of this Agreement, and then to the Exhibits and Schedules according to the following priority:
(1) Exhibit A.6.1 (Mainframe Services Statement of Work), Exhibit A.5 (Managed Network Services Statement of Work), Exhibit A.4 (End User Support Services Statement of Work), Exhibit A.7 (Distribution Center Statement of Work), and Exhibit A.8 (Stores Network Statement of Work);

(2)    Exhibit A.1 (Glossary to the Functional Service Area Statements of Work);
(3)    Exhibit B (Service Level Agreement);
(4)    Exhibit C (Fees and Resource Baselines);
(5)    Exhibit C.7 (Financial Responsibility Matrix);
(6)    Exhibit F (Form of Implementation Agreement), Exhibit J (Gap Competitors), Exhibit L (Monthly Performance Review – Standing Agenda), Exhibit M (Key Employees); and
(7)    Exhibit D (Additional Exhibits).
46.2    Choice of Law
This Agreement and performance under it shall be governed by and construed in accordance with the laws of the State of California, without the application of its conflict of laws provisions.
46.3    Venue and Jurisdiction
The Parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated exclusively in the state or federal (if permitted by law and a Party elects to file an action in federal court) courts located in San Francisco, California. This choice of venue is intended by the Parties to be mandatory and not permissive in nature, and to preclude the possibility of litigation between the Parties with respect to, or arising out of, this Agreement in any jurisdiction other than that specified in this Section 46.3 (Venue and Jurisdiction). Each Party waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this Section 46.3 (Venue and Jurisdiction). Notwithstanding the foregoing, if any action or proceeding outside of the state or federal courts in San Francisco, California, is necessary to collect or enforce any order, injunction, award or judgment of the United States court, there shall be no contractual restriction on the jurisdiction or venue for such action or proceeding.
46.4    Agreement Drafted by All Parties
This Agreement is the result of arm’s length negotiations between the Parties and shall be construed to have been drafted by all parties such that any ambiguities in this Agreement shall not be construed against either Party.
46.5    Terminology
All personal pronouns used herein, whether used in the feminine, masculine, or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. Unless otherwise expressly stated, the words “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or other subpart. The words “include” and “including” shall not be construed as terms of limitation.
46.6    Section Headings
The section headings contained herein are for convenience in reference and are not intended to define or limit the scope of any provision of this Agreement.

46.7    Counterparts
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and will become effective and binding upon the Parties as of the Second Amended Effective Date at such time as all the signatories hereto have signed a counterpart of this Agreement.
46.8    Appointment of Agent for Service of Process
During the Term of this Agreement and for a period of two (2) years thereafter, Supplier shall maintain, for each Affiliate rendering Services under this Agreement and any Implementing Agreements, registered agents authorized to receive service of process within the State of California, and shall provide the name and street address of such registered agents to Gap within thirty (30) days of the Reference Date and any change during the Term.
47.    Notices
Any notices required or permitted to be given hereunder by either Party to the other shall be given in writing: (1) by personal delivery; (2) by electronic facsimile with confirmation sent by United States first class registered or certified mail, postage prepaid, return receipt requested; (3) by bonded courier or by a nationally recognized overnight delivery company; or (4) by United States first class registered or certified mail, postage prepaid, return receipt requested, in each case, addressed to the Parties as follows (or to such other addresses as the Parties may request in writing by notice given pursuant to this Section):
All Notices:
To Company:
*

With copies to:
*

And
*
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And

To: Supplier
*

With copy to:
*

Notices shall be deemed received on the earliest of personal delivery, upon delivery by electronic facsimile with confirmation from the transmitting machine that the transmission was completed, twenty-four (24) hours following deposit with a bonded courier or overnight delivery company; or seventy-two (72) hours following deposit in the U.S. Mail as required herein.
48.    Entire Agreement
This Agreement contains the entire agreement between Supplier and Gap with respect to the subject matter of this Agreement, and, as of the Second Amended Effective Date, it supersedes all other prior and contemporary agreements, understandings, and commitments between Supplier and Gap with respect to the subject matter of this Agreement, including that certain First Amended and Restated Master Services Agreement dated as of August 23, 2012.
49.    Severability
If any provision of this Agreement is found to be invalid or unenforceable by any court, such provision shall be ineffective only to the extent that it is in contravention of applicable laws without invalidating the remaining provisions hereof.
50.    Electronic Transfer of Intellectual Property
Whenever practical, Supplier agrees to deliver Software deliverable under this Agreement including any updates or patches, via download, File Transfer Protocol (FTP), or through the use of Supplier's copy of the tangible software media. Notwithstanding anything to the contrary in Section 3.3 (Documentation), upon completion of such delivery, Supplier shall remove the tangible software media and not provide any of the tangible software media to Gap.
51.    Force Majeure
Neither Party shall be liable for any delay or failure to perform (i) if and to the extent such delay or failure arises from an act of God or of the public enemy, act of civil disobedience, epidemic, war, or insurrection; and (ii) provided the non-performing Party is without fault and the delay or failure could not have been prevented by reasonable precautions. In such event, the non-performing Party is excused from further performance for as long as such circumstances prevail and the Party continues to use its best efforts to recommence performance and mitigate the impact of its non-performance. Any Party so delayed shall promptly notify the other Party and describe the circumstances causing the delay. If an event substantially prevents or delays performance of the Services necessary for the performance of critical Gap functions for more
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than *, Gap, at its sole discretion, may procure Services from an alternate source, and Supplier shall be liable for payment for such Services. If Supplier is unable to perform the Services within *, Gap, at its sole discretion, may (i) terminate any portion of the Agreement affected by the nonperformance and the charges shall be equitably adjusted; or (ii) terminate the Agreement as of the date specified by Gap in a written notice to Supplier without payment of Termination Charges as set forth in Exhibit C.6 (Termination for Convenience Fees). Gap shall be responsible for the Stranded Costs arising from the termination. Supplier shall not have the right to any additional payments from Gap as a result of any force majeure occurrence. The existence of a force majeure event shall not relieve Supplier of its obligation to use its best efforts to execute Gap’s business continuity plan and disaster and recovery plan for Gap, or to pursue its best practice processes, including, as to stores, Severity 1 response obligations to restore Gap operations, except to the extent that execution of the business continuity plan, disaster and recovery plan, or operation restoration activity is itself prevented by the force majeure event.
52.    Liens
Supplier agrees to keep Gap, all of the real and personal property of Gap, and the Services free and clear of all liens or lien claims. Should any lien or lien claim be asserted for any reason, Gap may, at its sole discretion (i) pay the amount of such lien or lien claim; (ii) deduct such amounts from payments due to Supplier; and/or (iii) require Supplier to obtain a properly executed release of lien satisfactory to Gap.
53.    Demonstrations and Promotions
53.1    Promotions Referring to Gap
Supplier agrees that Gap shall be entitled to review and Approve any and all promotional materials that contain a reference to Gap as contemplated herein before publication or distribution of same. No public disclosures by Supplier relating to this Agreement, except for internal announcements or disclosures required to meet legal or regulatory requirements, shall be made without the prior written approval of authorized representatives of the other Party.
53.2    Demonstration and Promotions Not Warranties
In no event shall any demonstration or any promotional materials pursuant to this Section constitute an endorsement, representation or warranty, express or implied, by Gap. In the event of a dispute between Gap and Supplier, Gap’s agreement to participate in promotions and demonstrations under this Section and all statements made by Gap in connection with such activities shall not be deemed an admission or declaration against interest of Gap in any trial or dispute resolution proceeding between the Parties.
53.3    Reserved

[Signature Page Follows]
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have executed this Agreement to become effective as of the Second Amended Effective Date.

THE GAP, INC. By: /s/ Glenn Murphy Name: Glenn Murphy Title: Chief Executive Officer The Gap, Inc.	INTERNATIONAL BUSINESS MACHINES CORPORATION By: /s/ Michael Osentoski Name: Michael Osentoski Title: Vice President Global Senior Project Executive IBM Global Technology Services
Date: March 29, 2013	Date: April 3, 2013

THE GAP, INC. By: /s/ Sabrina Simmons Name: Sabrina Simmons Title: Executive Vice President and Chief Financial Officer The Gap, Inc.
Date: March 29, 2013

EXHIBIT LIST

Exhibit A	Functional Service Area Statements of Work
A.1	Glossary to Statements of Work
A.2	Reserved
A.2.1	Reserved
A.3.a A.3.1	European Store Maintenance SOW Store Services SOW
A.3.2	Reserved
A.4	End User Support Services SOW
A.5	Reserved
A.6.1	Mainframe Services SOW
A.6.2	Reserved
A.6.3	Reserved
A.6.3(a)	Reserved
A.10	Reserved
A.10 (a)	Reserved
A.7	Distribution Center Services
A.8	Store Network Services
Exhibit B	Service Level Agreement
B.1	Service Level Matrix
B.2	Reserved
B.3	Measuring Tools and Methodology
Exhibit C	Fees and Resource Baselines
C.1.1.a	Charges – U.S. & Canada Retained
C.1.1.b	Charges – U.S. & Canada Terminated
C.1.2.a	Charges – By Country Retained

C.1.2.b	Charges – By Country Terminated
C.2.1.1	Service Catalog
C.2.1.2	Service Catalog – Store Parts
C.3.1.1	Voice Minutes Pricing – U.S. (Verizon)
C.6.1 C.6.2	Termination Fees Annual Stranded Costs Estimate
C.7	Financial Responsibility Matrix

C.7.2	Financial Responsibility Matrix – Software
C.7.4 C.7.4.b	Financial Responsibility Matrix – Hardware, North America Financial Responsibility Matrix – Hardware, Europe
C.7.5	Financial Responsibility Matrix – Facilities
C.9	Project Labor Rates – Hourly
C.10	Customer Replaceable Unit (CRU) List
C.11	2013 Router Implementation Project

C.12.4 C.14	Symbol Maintenance Resource Unit Data Definition Document

C.15.1 C.15.1.1 C.15.1.2 C.15.1.3	Per event Pricing – Stores, North America Per event Pricing – Stores, U.K. Per event Pricing – Stores, France Per event Pricing – Stores, Ireland
C.15.2	Other Charges – Stores
C.15.3	Cancelled Event Pricing - Stores
C.15.4 C.15.5	Pass Through Expenses – Stores Per event Pricing – Stores (European IMACs)
Exhibit D	Additional Exhibits
D.1	Gap Policies and Procedures
D.2	Governance
D.3	Projects
D.5	Gap Record Retention Policy
D.6	Reserved
D.7	Reserved
D.8	Reserved
D.12	Reserved
D.13	Management Reports
D.14	Reserved

D.16	Gap Equipment
D.17	Gap Sites
D.18	Reserved
D.19	Reserved
D.20	Supplier Locations

D.23	Subcontractors
D.25 D.26	Reserved Reserved
Exhibit E	Reserved
Exhibit F	Form of Implementation Agreement
Exhibit G	Reserved
Exhibit H	Reserved
Exhibit I	Reserved
Exhibit J	Gap Competitors
Exhibit K	Reserved
Exhibit L	Monthly Performance Review – Standing Agenda
Exhibit M	Key Employees
Exhibit N Exhibit O	Termination Plan for Terminated and Transitioned SOW Reserved

Exhibit A.1 - Glossary

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit A.1     Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

EXHIBIT A.1
GLOSSARY
TO STATEMENTS OF WORK
Whenever used in the Exhibits or Schedules to the Agreement, the words and phrases listed below shall have the meanings given in the glossary below (the “Glossary”). Capitalized terms not otherwise defined in the Glossary shall have the meanings ascribed to them in Section 1 (Definitions) of the Agreement or in other Exhibits.
In the event there is a conflict between how a term is defined in the Glossary and any other portion of the Agreement, the order of precedence for understanding the meaning of that term, shall be as follows: (a) how that term is defined in the Agreement; (b) how that term is defined in the Glossary; and (c) how that term is defined in the Exhibit.

1.	“24x7x365” shall mean 24 hours, 7 days per week, and 365 days per year, including Supplier holidays.

2.
“Acceptance Criteria” shall mean the criteria used to determine whether the Deliverables are mutually agreed to. Acceptance Criteria include: (i) any mutually agreed written criteria identified as Acceptance Criteria, (ii) Compliance with all Specifications, and/or (iii) for all software and system deliverables that process data, such item’s successful integration with all other Services, Software, Equipment, Systems, and other resources and its documentation such that the anticipated end user can utilize the functionality of such Deliverable and that reasonable knowledgeable professionals can understand, maintain, support, and modify such item.

3.	“Add” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

4.	“Agreement” shall mean the Second Amended and Restated Master Services Agreement between Gap and Supplier dated as of March 29, 2013.

5.	“At Risk Amount” shall have the meaning set forth in Attachment A (Definitions) of Exhibit B (Service Level Agreement).

6.
“Availability” shall mean, subject to Exhibit B (Service Level Agreement), of the Scheduled Hours set forth in the Functional Service Area Statements of Work, the aggregate number of hours in any month during which each defined and supported system to be measured for the Service Level, such as Equipment, Software, LAN or data, is actually available for use by Authorized Users during the Scheduled Uptime for the defined system.

7.	“Break/Fix” shall mean returning the Equipment and/or Software to its original functional state immediately prior to the Incident that caused it to cease functioning.

8.	“Build” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

9.
“Business Hours” shall mean (whether capitalized or not) the local hours of operation of Gap for each Business Day as expressed in the Functional Service Area Statements of Work; provided, however, that for Stores, the term Business Hours shall include any hours during which the particular Store is made accessible to Supplier.

10.	“Cabling” shall mean the peripheral wires that interconnect Standard electronic computing equipment, exclusive of Wiring within walls.

11.	Call” shall mean an end user initiated request to the Help Desk either through the

Exhibit A.1     Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

telephone or through electronic means (e.g., fax, voice-mail, e-mail or web). The Help Desk will then handle the request either by an agent, status messaging on an ACD or through automation.

12.	“Campus” shall mean the facilities identified as such in Exhibit D.17 (Gap Sites).

13.	“Cascade” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

14.	“Change(s)” shall have the meaning set forth in the Functional Service Area Statements of Work.

15.	“Change Management” shall have the meaning set forth in the Functional Service Area Statements of Work.

16.
“Coordinate” shall mean that Supplier will, while providing the Services, communicate, cooperate and collaborate with Gap and Third Party Vendors whose products and services have a direct impact on the ability of Supplier to deliver the Services. Coordination includes communicating, cooperating and collaborating with Gap and the applicable Third Party Vendor to organize the scheduling and performance of the Services and Gap’s and the Third Party Vendor’s tasks. Supplier will inform Gap of occurrences in which Gap and/or the identified Third Party Vendor fails to communicate, cooperate or collaborate with Supplier relating to the performance of the Services and the identified Third Party Vendor’s tasks.

17.	“Critical Service Levels” shall have the meaning set forth in Attachment A (Definitions) of Exhibit B (Service Level Agreement).

18.	“CSSC” shall mean *.

19.	“De-Install” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

20.	“Deskside” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

21.	“FTE” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

22.
“Help Desk” shall mean the facilities, associated technologies, and fully trained staff who responds to Calls, Coordinates all Incident and Problem Management activities, and acts as the primary point of contact for Authorized Users in regard to the Services. The Help Desk provides a single point of contact for entitled Authorized Users to call in regard to the Services.

23.	“Help Desk Support” shall have the meaning set forth in Section IX of Exhibit A.4 (End User Services Statement of Work).

24.	“IMAC” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

25.
“Implement” or “Implementation” shall mean the process by which Equipment, Software or Services are placed into operation in a manner consistent with its purpose, design or applicable Statement of Work or Specifications.

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.1     Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

26.	“Incident” shall mean any event or occurrence that is not part of the standard operation of a Service and that causes, or may cause, an interruption to, or a reduction in, the quality of that Service.

27.	“Incident and Problem Management” shall have the meaning set forth in the Functional Service Area Statemens of Work.

28.	“Initial Pilot” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

29.
“Install” or “Installation” shall mean the activities to be performed by Supplier to put Equipment or Software into position, make it ready for use by Gap and confirm that it operates in accordance with applicable specifications.

30.	“IP” shall have the meaning set forth in Section 1.2 (Definitions) of Exhibit A.8 (Stores Network Services Statement of Work).

31.	“IT” shall mean information technology.

32.
“Maintain” or “Maintenance” shall mean: (A) with respect to Equipment, supporting and maintaining all Equipment in good operating condition, subject to normal wear and tear, undertaking and performing repairs and maintenance on Equipment in accordance with the applicable manufacturer’s recommendations and specifications, and such other services and repairs required to maintain the Equipment so that it operates properly and in accordance with the applicable specifications; and (B) with respect to Software, supporting and correcting or causing to be corrected any failure of the Software to perform in accordance with the applicable specifications, (including fixed, patched, upgrades, defect repairs, programming corrections, and remedial programming) and providing such services and repairs required to maintain the Software so that it operates properly and in accordance with the applicable specifications.

33.
“Malware” shall mean malicious Software, code, or programs that are developed for the purpose of adversely impacting a System or data, enabling unauthorized access to or disclosing confidential data stored on a System, and includes, but is not limited to, the following malicious code types: viruses, worms, Trojan horse programs, and Spyware.

34.
“Manage” and “Management” shall mean to administer, supervise, direct and/or control, and as to Managed Strategic Suppliers shall include the functions set forth in Section 9 of the Agreement and in this Exhibit.

35.	“Managed Workstation Replacement Project” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

36.	“Move” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

37.	“N” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

38.	“N-1” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

Exhibit A.1     Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

39.
“Network” shall mean any interconnected grouping of Systems, Equipment, Software and associated attachments, features, accessories, peripherals and Cabling, together with all modifications, substitutions, upgrades or enhancements used to deliver the Services to Authorized Users, as in existence as of the Initiation Date and as modified by or for Gap following such date.

40.
“Next Business Day” or “NBD” shall mean Monday through Friday, excluding Gap holidays (i.e., New Years, Christmas, Thanksgiving, Memorial Day, Fourth of July, Labor Day), during local store business hours.

41.	“OEM” shall mean the original equipment manufacturer.

42.	“POS” shall have the meaning set forth in Section 1.b (Definitions) of Exhibit A.3 (Stores Services Statement of Work).

43.
“Problem” shall mean any event or occurrence that is not part of the standard operation of a Service and that causes, or may cause, an interruption to, or a reduction in, the quality of that Service, that results in an entry into the Problem Management system.

44.	“Problem Management” shall mean the services described in the Functional Service Area Statements of Work.

45.
“Procedures Manual” shall mean the documentation mutually agreed to by Gap and Supplier (provided by Supplier in electronic or hard copy form) describing the operating processes and procedures governing the performance of the Services under the Agreement. The Procedures Manual may contain Supplier and Gap confidential and proprietary information.

46.	“Procure” or “Procurement” shall mean that a party will purchase, or otherwise acquire, in its name and at its expense, certain goods and services that are required to provide the Services.

47.	“Removal/Disposal Services” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

48.	“Resolve” or “Resolution” shall mean to correct an Incident or Problem for which Supplier is responsible with either a permanent solution or an interim work around solution.

49.	“Service Level Credit” shall have the meaning set forth in Attachment A (Definitions) of Exhibit B (Service Level Agreement).

50.	“Service Level Defaults” shall have the meaning set forth in Attachment A (Definitions) of Exhibit B (Service Level Agreement).

51.	“Service Request” shall mean the submission of a written service request by either Supplier or Gap for a Change or a Project proposal (e.g., end user IMACs).

52.	“Standard” shall mean the Equipment and Software of Gap in place as of the Effective Date.

53.	“Store Equipment” shall have the meaning set forth in Section 1.b (Definitions) of Exhibit A.3 (Stores Services Statement of Work).

54.	“Store Locations” shall have the meaning set forth in Section 1.b (Definitions) of Exhibit A.3 (Stores Services Statement of Work).

Exhibit A.1     Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

55.	“Store Server” shall have the meaning set forth in Section 1.b (Definitions) of Exhibit A.3 (Stores Services Statement of Work).

56.	“Store Workstation” shall have the meaning set forth in Section 1.b (Definitions) of Exhibit A.3 (Stores Services Statement of Work).

57.	“Level 1 Support” shall have the meaning set forth in Section 3.1.a of Exhibit A.8 (Stores Network Services Statement of Work).

58.	“Level 2 Support” shall have the meaning set forth in Section 3.1.b of Exhibit A.8 (Stores Network Services Statement of Work).

59.	“Level 3 Support” shall have the meaning set forth in Section 3.1.c of Exhibit A.8 (Stores Network Services Statement of Work).

60.	“Time and Materials” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

61.	“Warehouse Devices” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

62.	“Workstation” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

63.	“Workstation Replacement Program” shall have the meaning set forth in Section 1.3 (Definitions) of Exhibit A.4 (End User Support Services Statement of Work).

Exhibit A.1     Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit A.3.a
Statement of Work
European Store Maintenance Services
March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

Statement of Work
European Store Maintenance Services

I.	INTRODUCTION
a)    Introduction
This Exhibit A.3.a (European Store Maintenance Services Statement of Work) to the Agreement (this “Statement of Work”) sets forth the minimal Services that Supplier shall provide as of the Effective Date, including Services to provide (1) Maintenance Services; (2) IMAC Services; (3) Warehouses Services and (4) Cabling Services, as further described herein (collectively described as the “Store Services”), references in the Agreement to Services shall be deemed to include Store Services. The Store Services described herein will be provided by Supplier to Gap pursuant to the Agreement and shall be provided utilizing Supplier’s best practices. With respect to the Store Services, Supplier will also perform activities and requirements as specified in Exhibit A.8 (Store Network Services) limited to on-site break/fix and IMACs.
Supplier shall provide information on the Store Services using a media that is efficient, easy to use, and easily accessible by Gap Authorized Users and subject to Approval by Gap. Gap expects that Supplier will bring value to areas in addition to those identified in the Agreement and this Statement of Work. Supplier should describe any unique capabilities it possesses for assisting Gap in achieving additional improvements and describe how it would make such capabilities available to Gap.
Unless otherwise provided, references to Sections will be to Sections of this Statement of Work and references to Exhibits will be to Exhibits of the Agreement. The section headings in this Statement of Work are for reference purposes only and will not affect in any way the meaning or interpretation of this Statement of Work.
Supplier shall provide the Store Services as required to meet or exceed the Service Levels in Exhibit B.1 (Service Level Matrix). Supplier (i) has responsibility for the performance of the Store Services detailed in this Statement of Work; and (ii) shall be held responsible for the performance of the Store Services without regard to the use by Supplier of third-party products or suppliers. Changes to this Statement of Work will be mutually agreed to by the Gap and Supplier and implemented and managed using the Change Control Procedures.

b)    Definitions

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

Except as otherwise expressly provided herein, or unless the context clearly requires otherwise, capitalized terms used in this Statement of Work shall have the meanings set forth below. Capitalized terms used in this Statement of Work but not otherwise defined in this Statement of Work shall have the meanings ascribed to them in Exhibit A.1 (Glossary to Statements of Work) or in Section 1 of the Agreement.
“Agreement” means the Master Services Agreement dated as of the Reference Date between Gap and Supplier.
“Auto-Add” shall mean the process of adding warranted and non-warranted IBM Branded Machines and Non-IBM Branded Machines purchased or licensed in conjunction with the Store Services as Store Equipment.
“Covered Locations” shall mean the Gap Store Locations and Store Lab Facilities and other locations listed in Exhibit D.17.
“Covered Machines” shall mean, at any given point in time during the Term, IBM Branded Machines and Non-IBM Branded Machines that are of the type listed in Exhibit D.16.f (Covered Machines), and which includes Third Party Covered Machines (as defined in Attachment A and as listed in D.16.f). Notwithstanding the above, only In-Service Machines shall be deemed Covered Machines for purposes of receiving Store Services hereunder.
“CSR” shall mean an IBM field and/or network technician (Customer Service Representative) who performs Store Services pursuant to this Statement of Work.
“Gap Store Support” means the Help Desk which is the primary point of contact for users regarding Attachment A.
“Hours of Maintenance Coverage” means the hours during which Supplier will provide on-site maintenance service for Gap Inc stores.
“IBM Branded Machines” shall mean a machine that bears an IBM logo, an item of equipment that bears an IBM logo, or an item of hardware that bears an IBM logo, and its features, conversions, upgrades, elements or accessories, or any combination of them.
“In-Service Machines” are those IBM Branded Machines or Non-IBM Branded Machines which are listed in Exhibit D.16.f that are included in the actual usage counts for the *

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

for charging purposes as described in Exhibit C. In-Service Machines includes those which are included in the actual usage counts for the * for charging purposes pursuant to Exhibit C, despite the fact that Exhibits D.16.f have not yet been updated to include such new In-Service Machines.
“Non-IBM Branded Machine” shall mean a machine that does not bear an IBM logo, an item of equipment that does not bear an IBM logo, or an item of hardware that does not bear an IBM logo, and its features, conversions, upgrades, elements or accessories, or any combination of them.
“Out of Service Machines” are those IBM Branded Machines or Non-IBM Branded Machines which are listed in Exhibit D.16.f which are not included in the actual usage counts for the * for charging purposes pursuant to Exhibit C. Out of Service Machines will be reclassified as In-Service Machines when such machines are included in the actual usage counts for the * for charging purposes pursuant to Exhibit C.
“POS” means point of sale.
“Store Equipment” means Covered Machines.
“Store Locations” means those Gap locations with Store Equipment as specified in Exhibit D.17 (Gap Sites).
“Store Server” has the meaning set forth in Section IV
“Store Workstation” has the meaning set forth in Section IV.
“Supplier Integration Center” shall mean the Supplier facility located in the *, or as otherwise agreed by the parties in writing, which are used to perform applicable Services under Attachment D and Attachment E.

II.	OPERATING PRINCIPLES AND OBJECTIVES
Supplier shall perform the Store Services in accordance with the terms of this Statement of Work:

a)	Supplier shall be responsible for the Store Services described herein at Covered Locations as provided as of the Initiation Date or as of the date agreed for any changes to this Statement of Work.

b)
Precedence of obligations: The Parties acknowledge that certain obligations may be set forth in both this Statement of Work and elsewhere in the Agreement, and that in the event of a conflict, such conflict shall be resolved in accordance with Section 46.1 of the Agreement.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

c)
As to the Covered Machines, if in Supplier’s provisioning of the Store Services under this Statement of Work, Gap is provided * owned by or licensed from (i) a Third Party Vendor, including Non-IBM Branded Machines or (ii) by Supplier, Supplier shall hereby grant to Gap (or has secured for Gap from such Third Party Vendor) *. The foregoing license rights shall be provided as to all Covered Machines that are Supplier branded, and * branded.  The foregoing license rights shall apply to all Covered Machines other than Supplier branded, * (“Other Covered Machines”), to the extent such rights are obtainable by Supplier from the applicable vendor in connection with the Other Covered Machines.  To the extent such rights are certified in writing by Supplier as not being available as to Other Covered Machines, Supplier shall provide Gap *.  As to all Covered Machines, Supplier shall ensure that Gap has * use such * to execute and use the Store Services and Store Equipment as specified herein and in the Agreement.

III.	CHANGES OF EXHIBITS AND ADDITIONS, MODIFICATIONS OR DELETIONS TO STORE EQUIPMENT

a)
Gap may add, delete or modify Exhibit D.16.f (Gap Equipment), or Exhibit D.17 (Gap Sites) in accordance with this Statement of Work. In order to add, delete or modify Non-IBM Branded Covered Machines, IBM’s prior consent is required, which consent shall not be unreasonably withheld or delayed. Modifications to Exhibits will be processed in accordance with the Change Control Procedure described in Section 19.4 of the Master Services Agreement, Modifications to this Statement of Work, shall be processed twice per calendar year and the Parties shall cooperate in good faith to process such requests promptly, however Store Services will be provided for such Store Equipment, regardless whether or not the Exhibits specified above have been updated.

b)	Supplier will provide Auto-Add services in conjunction with Store Equipment (including Software accompanying such Store Equipment) purchased or licensed by IBM or Gap during the Term.
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

c)	Gap may request from time to time that In-Service Machines be changed to Out of Service Machines and vice versa.

IV.	MAINTENANCE SERVICES
For purposes of this Statement of Work, “Maintenance Services” are those Services specified in Attachment A of this Statement of Work, for the Covered Machines.

a)
Store Servers includes *. Maintenance Services include warranty and off-warranty hardware maintenance to provide responses in accordance with Exhibit B.1 (Service Level Matrix). New Store Servers will include the purchase by Gap of a * warranty upgrade.

b)	Store Workstations include a *. Maintenance Services include warranty and off-warranty hardware maintenance to provide responses in accordance with Exhibit B.1 (Service Level Matrix).

c)
“POS Configuration” includes POS devices which together make up an automated POS register. These components are (A) a * such as *, (B) a *, and (C) a * as *. Maintenance Services include warranty and off-warranty hardware maintenance to provide responses in accordance with Exhibit B.1 (Service Level Matrix). New POS Configurations will include the purchase of a * warranty by Gap.

V.	IMAC SERVICES
For purposes of this Statement of Work, “IMAC Services” shall be those Services specified in the description in Attachment D of this Statement of Work. “IMAC” means Stores Installs, Moves, Adds, and Changes.

VI.	WAREHOUSE SERVICES
For purposes of this Statement of Work, “Warehouse Services” shall be those Services specified in the description in Attachment E of this Statement of Work.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

VII.	GAP RESPONSIBILITIES

a)	General
Except as otherwise agreed by the parties under this Statement of Work, Gap will be responsible for the items listed in the sections referenced below. Subject to Section 17.2 (Interfering Acts) of the Agreement, nothing in this Section VII (Gap Responsibilities) shall relieve Supplier of its obligations under this Statement of Work or the Agreement. With respect to the items and access provided by Gap, as set forth in this Section and the relevant sections referenced below, Supplier shall utilize such items and access to such Gap Systems and Store Equipment only to the extent necessary for, and only in the performance of Store Services under this Statement of Work.
b)    Gap Retained Responsibilities
Gap shall be responsible for the Retained Responsibilities provided in Section 3 (Gap Retained Responsibilities) of Attachment A (Maintenance Services) to this Statement of Work, Section 1.7 of Attachment D (IMAC Services) and Section 1.11 of Attachment E (Warehouse Services).

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

Attachment A: Maintenance Services (UK, France, Ireland)
Generally
Under this Attachment A, Supplier shall provide the Maintenance Services and Third Party Maintenance Services during the Term as described in this Attachment A for Covered Machines, at Covered Locations. Supplier’s use of any Subcontractors to perform the Maintenance Services and Third Party Maintenance Services shall be subject to the provisions of Section 45 of the Agreement.

Definitions
Solely for the purposes of this Attachment A, the following capitalized terms used in this Attachment A shall have the meanings given below. Capitalized terms used but not defined in this Attachment A will have the meanings given them in the Statement of Work or the Agreement.

“Abused Units” shall mean units damaged due to physical abuse, malicious intent or gross misuse as described below:

a)
For external plastics including keypads, triggers, and other external components, an Abused Unit would contain damage that includes excessive permanent markings, broken plastics, broken screw boss, damaged or scratched display or exit windows.

b)	For circuit boards, an Abused Unit would be one where the circuit board has become unattached from the equipment.

c)	For overall equipment issues, an Abused Unit is one where unauthorized alternations or attempted repair have been made, direct lightning damage, or damages due to other natural or manmade disasters.

“Annual Performance Summary” shall have the meaning set forth in Section 4 (Deliverables) of this Attachment A.
“Accidental Damage” shall mean as the provision of Maintenance Services for Covered Machines damaged by incidental acts in the normal course of Gap’s business (including damages caused by liquid spills, foreign objects, loose or disconnected cables, or other such accidents).
“Beginning Inventory” shall mean the count of Covered Machines, by machine type, on the Reference Date. The Parties deem the Beginning Inventory to be as set forth in Exhibit D.16.f without regard to the actual count of Covered Machines at Covered Locations on the Initiation Date.
“Comprehensive Coverage Repairs” shall mean restoring, repairing or replacing: damaged housings: cracked or broken displays and touch screens/digitizers; cracked or missing keyboards/keypads; missing or broken triggers; and cracked or damaged exit windows that occur during normal usage. Comprehensive Coverage Repairs is available

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

for new purchases of * Third Party Covered Machines. Comprehensive Coverage excludes: damages from natural or man-made disasters such as, fire, theft, water damage and floods that would cause internal and external component damage or destruction.
“Current Inventory” shall mean, at any given point in time during the Term, the Beginning Inventory as increased to reflect the number of Covered Machines added to Maintenance Services coverage subsequent to the Reference Date and as decreased to reflect the number of Covered Machines removed from Maintenance Services coverage subsequent to the Initiation Date.
“Customer Services Manager” shall have the meaning set forth in Section 2 (Maintenance Services Administration and Management) of this Attachment.
“Dispatch Order” shall mean the creation of an order in IBM’s electronic call management system to dispatch an IBM CSR to a Covered Location for the performance of On-site Break/Fix Services.
“IBM SPOC (Single Point of Contact)” means the designated IBM Service Delivery Manager
“On-site Element Exchange Service” covers the IBM Branded, Non IBM Branded and OEM Third Party Covered Machines listed in Exhibit D.16.f and includes:

a)	Delivery of replacement device and hand-over of faulty device; and

b)	IBM Branded and OEM Third Party Maintenance Services, as described in the section entitled, Third Party Maintenance Services below.

“Gap Service Manager Database” shall mean Gap’s designated asset management application(s) and database(s).
“Lost/Stolen” means a non-functioning Third Party Covered Machine unit that has not been received at the Repair Center from a Store for * or more and that has been reported by the Store to be lost or stolen.
“IBM Support Office” shall mean the Supplier Project Manager and other people Supplier may deem necessary or appropriate.

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

“Maintenance Services” shall mean the Store Services to be provided by Supplier hereunder for Covered Machines as described in this Attachment A, in accordance with the Service Levels specified in Exhibit B.1 (Service Level Matrix).
“MIA – Missing in Action” shall mean non-functioning missing Third Party Covered Machine that has not been received at the Repair Center from a Covered Location for * or more after being replaced with a functioning Covered Machine.
“* Performance Review” shall have the meaning set forth in Section 4 (Deliverables) of this Attachment A.
“OEM” shall mean Third Party Vendor, who is the original equipment manufacturer of Non IBM Branded Machines,
“OEM Covered Machine” means those Non-IBM Branded Machines, i.e., * specified as being Third Party Covered Machines in Exhibit D.16.f.
“On-site Arrival Period” shall mean the elapsed period of time it takes for a Supplier CSR to arrive on site at a Covered Location to perform On-site Break/Fix Services, measured from the time the Service Request is placed by Gap and it is received by the Supplier until the CSR’s arrival at the applicable Covered Location.
“On-site Break/Fix Services” shall mean the Supplier provision of Maintenance Services as detailed in this Attachment A, (including parts and labor and, where required, replacement of IBM Branded and Non IBM Branded Machines) on-site at the affected Covered Location to restore malfunctioning Covered Machines to proper operation in accordance with their Specifications. On-site Break/Fix Services are described generally in Section 1.2 (Service Request Monitoring and Management) of this Attachment A.
“Pass-through Basis,” whether or not capitalized, shall mean at Supplier’s actual, direct out-of-pocket cost without mark-up or administrative or service fee of any kind.
“Priority Response Level” or “PRL” shall mean the various priority levels for the On-site Break/Fix Services, together with their respective associated Service Levels for On-site Arrival Period and Problem Resolution Period.
“Priority Response Service” is an upgrade to Supplier’s standard level of maintenance service permitting Gap to specify the Priority Response Level for On-site Break/Fix Services.

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

“Problem Resolution Period” shall mean the elapsed period of time it takes for Supplier to fully restore a malfunctioning Covered Machine to proper operation in accordance with its Specifications, with the elapsed time for Problem Resolution measured from the time Gap places the Service Request and it is received by Supplier, until the time when the full operation of the Covered Machine has been restored to its Specifications and Supplier has entered the relevant data concerning the Service Call into Supplier’s electronic call management system.
“Quarterly Comparison” shall have the meaning set forth in Section 4 (Deliverables) of this Attachment A.
“Scheduled Call” shall mean a Service Call for which Gap has agreed that the Supplier CSR is to arrive at the affected Covered Location at a mutually agreed date and time.
“Service Call” shall mean each individual instance of Supplier providing Maintenance Services hereunder in response to a Gap Service Request.
“Service Request” or “Gap Service Request” shall mean a Gap call or request to Supplier for the provision of specific Maintenance Services.
“Service Request Call Duration” shall mean the duration of a Gap Service Request call with Supplier, with the duration measured from the time Gap’s Service Request is received by Supplier (or when Gap makes the telephone call to Supplier in the case of Service Requests made by telephone) until the call has been completed by either being resolved by phone during the call or through Supplier’s issuance of a Dispatch Order for On-site Break/Fix Services. For the avoidance of doubt, the Service Request Call Duration includes the time it takes Supplier and Gap to conduct technical call screening, as well as any other time spent by Supplier attempting to resolve the Problem remotely during the call.
“Standard Coverage” whether or not capitalized, shall have the meaning set forth in Section 1 (Maintenance Services and Tasks) to this Attachment A.
“Supplier Maintenance Services” shall be as described in Section 1.6 of this Attachment A.
“Third Party Maintenance Services” shall be as described in Section 1.8 of this Attachment A.
“Year” shall mean each * period during the Term, starting March 1, of such period.

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

1.	Maintenance Services and Tasks
Supplier shall provide the Maintenance Services for Covered Machines according to the Service Levels set forth in Exhibit B.1 (Service Level Matrix) of the Agreement.
Supplier will track, maintain and keep up-to-date the Current Inventory utilizing Supplier’s inventory records to reflect the addition of, the changes to, the relocation of and the removal of Covered Machines to the extent performed by Supplier or, if performed by Gap or a third party on behalf of Gap, to the extent Gap has provided Supplier notice thereof.
The Maintenance Services shall include performance of the tasks and activities described below.

1.1	On-site Break/Fix Services
The type of Maintenance Services for which Gap has subscribed hereunder entitles Gap to specify the Priority Response Level it requires for On-site Break/Fix Services on a Service Request by Service Request basis, based on the nature and severity of the reported Problem. Descriptions of the different Priority Response Levels and their respective timeframes for On-site Arrival and Problem Resolution Periods are contained in Exhibit B.1 (Service Level Matrix). Gap will specify the Priority Response Level it requires during the Service Request call. If Gap does not specify a Priority Response Level during the Service Request call, Supplier will consider the request to be Urgent (T4/C4).
Supplier will dispatch its CSR(s) for arrival on-site at the affected Covered Location in accordance with the applicable timeframe for On-site Arrival as set forth in Exhibit B.1 (Service Level Matrix).
Upon arriving at a Gap location, the CSR will inform the Gap store manager on duty of his or her presence and obtain his or her consent to perform the On-site Break/Fix Service. If the manager on duty consents the CSR will carry out the On-site Break/Fix Service in accordance with the applicable timeframe for Problem Resolution Service Level set forth in Exhibit B.111 (Service Level Matrix). If the Gap manager on duty does not consent, the CSR will contact Gap Store Support for a final decision about whether to proceed with the On-site Break/Fix Service or to defer it to a Scheduled Call and Gap Store Support shall communicate this decision to the CSR and the Gap manager on duty. If Gap Store Support defers the On-site Break/Fix Service, that Service Call shall be excluded from the measurement of Supplier’s compliance with the Service Levels for the affected * and will be chargeable at the customary hourly rate. If the Supplier CSR defers the Service Call without the approval of Gap Store Support,
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

that Service Call shall be considered a missed SLA for the measurement of Supplier’s compliance with the Service Levels for the affected *.
The Supplier CSR(s) will reload or reconfigure, as necessary, any Software from the appropriate backup media, if available and provided by Gap, to restore the Covered Machine(s) so that it functions in accordance with its Specifications provided that this work is required due to a Covered Machine malfunction.
If requested by the IBM Help Desk the Supplier CSR(s) will stand by on site for up to one hour upon completion of the On-site Break/Fix Service. The CSR will call the IBM Help Desk to verify the successful completion of the On-site Break/Fix Service. Upon receipt of the call from the CSR the help desk will (i) verify successful completion of the On-site Break/Fix Service, or (ii) inform the CSR that the On-site Break/Fix Service has not been successful. If (a) the CSR leaves the Gap site prior to verification of successful completion, or (b) the original Problem reported remained unresolved, and (c) Gap places another Service Request with respect to that Problem, then Supplier will use the same trouble ticket for second and any subsequent Service Requests with respect to the same original Problem on the same Covered Machine and the initial Service Request shall be considered unresolved until the Problem is in fact Resolved.
The Supplier CSR(s) will report to Supplier and to * the device type, model, serial number and Covered Location of any de-installed * Covered Machine and replacement * Covered Machine installed as part of the On-site Break/Fix Service. Supplier will record the actual On-site Arrival Period and Problem Resolution Period in Supplier’s call tracking system, which will electronically communicate that information to IBM’s Help Desk problem management system.
Should Gap select a Third Party Vendor to install store Equipment listed on Exhibit C (Pricing), Supplier will provide break/fix services as described in this SOW; however, if a breakage occurs within * of the installation, Supplier’s service call to repair the Equipment will be billable.

1.2	Service Request Monitoring and Management
Supplier will provide Service Request management for Store Services * for Gap Service Requests, including performing the following tasks for each Gap Service Request:
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

(a)	Utilize an automated trouble ticket management system to view and monitor Gap Service Requests;

(b)	Coordinate Service Request activities and the scheduling of Supplier CSRs providing On-site Break/Fix Services;

(c)
Measure, track and evaluate the progress of open Service Requests and provide relevant information to Supplier and Gap Store Support as needed to facilitate the expeditious resolution of each Service Call; and

(d)
Promptly identify and escalate to the appropriate Supplier escalation personnel any Service Calls that have the potential to miss the applicable On-site Arrival Period set forth in the Procedures Manual or Problem Resolution Period set forth in Exhibit B.1 (Service Level Matrix), with the escalation personnel stepping in to use commercially reasonable efforts to complete such Service Calls within the applicable On-time Arrival Period and Problem Resolution Period, including the use of the escalation processes described in Section 1.3 Escalation of Service Calls to this Attachment below.

1.3	Escalation of Service Calls
For any Service Call in Priority Response Level category Critical - T2/C2 - for which Supplier fails to resolve the problem within the period set forth in Exhibit B.1 (Service Level Matrix), the Supplier will provide initial notification to IBM SPOC within * after the failure to resolve the Problem within the allotted period, providing an explanation of the reason for the failure and an estimated time by which the Problem will be resolved, and provide frequent and relevant updates electronically thereafter until the Problem is resolved. (Alternatively, if Supplier has reason to believe that it is likely to fail to resolve the problem within the allotted time, Supplier may place this call before actually failing to resolve the Problem within the allotted time.) For any Service Call in Priority Response Level category Urgent - T4/C4 - for which Supplier fails to resolve the Problem within the period set forth in Exhibit B.1 (Service Level Matrix), Supplier will provide electronic updates or phone call starting * of the failure to resolve the Problem within the allotted period to Gap.
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

1.4	Out-of-Scope Repairs
The Maintenance Services do not cover the following:

(a)
Service of a Covered Machine damaged by malicious intent, gross misuse, modification of the Covered Machine (other than by Supplier or its agents), natural causes such as fire or flood, improper maintenance by Gap or its agents, or unsuitable physical operating environment outside of Covered Machine Specifications. For this purpose, assuming Supplier performs the initial installation, Gap’s operating environment as of the date of installation is deemed to be suitable;

(b)
Service of a Covered Machine with removed, or altered Covered Machine parts, or parts identification labels; provided, however, that alterations and removals by Supplier or its agents, or by virtue of the CRU process, shall not trigger the application of this exclusion;

(c)	Accidental Damage;

(d)	Failures caused by a product for which Supplier is not responsible; or

(e)
Accessories, and supply items listed as such in the applicable product manual; parts designed to be replaced or consumed periodically during the useful life of the product (e.g., batteries and printer cartridges) that are listed as such in the product Documentation, and structural or cosmetic parts (or damage to structural or cosmetic parts, including damage and warping of any kind to the Covered Machine frames, housings and bezels) to the extent such parts or damage either have no impact on the operation of the Covered Machine or result from the circumstances described in Section 1.6 (Non-IBM Branded Machines) of this Attachment A. Notwithstanding the foregoing, in the case of an IBM Branded Machine,, repair of a manufacturer’s defect shall not be treated as out of scope.

In addition to (a) above, Maintenance Services for Non-IBM Branded Machines does not cover:

1.	Covered Machine installation or engineering change activity;

2.	Correction of date related errors;

3.	Service of micro-code or firmware; or

4.	Service of features, parts, or devices not supplied by either (1) the Covered Machine’s OEM, or (2) Supplier during the performance of Maintenance Services.
Gap requests Supplier to effect out-of-scope repairs for Covered Machines, then Supplier will do so for the appropriate charges set forth in Tables 15.1.1

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

– (Per Event Pricing – UK), C.15.1.2 – (Per Event Pricing – France), C.15.1.3 – (Per Event Pricing – Ireland), and C.15.5 – (UK, France and Ireland IMACs).to Exhibit C (Pricing) of the Agreement, as approved by Gap. These will be country specific rates in Europe.

1.5	Repair Parts and Spares
Supplier will maintain, at its own expense, adequate inventories of and supply arrangements for repair parts and replacement spares (including hard drives) for Covered Machines, at suitable geographic locations, to enable Supplier to meet the timeframes for On-site Arrival and Problem Resolution set forth in Exhibit B.1 (Service Level Matrix).
Supplier shall determine, acting reasonably, whether a malfunctioning Covered Machine can be repaired properly through the use of repair parts or whether such Covered Machine should be replaced with a functionally equivalent Covered Machine.
Repair parts will be functionally equivalent to, and of at least the same quality as, the part replaced. Supplier may use new or used parts, OEM parts, IBM Branded parts and non-OEM parts which are certified through the certification process noted below. If Gap or Supplier determine that a replacement part does not function in Gap’s operating environment, the Parties will promptly work together to determine root cause of the problem. Supplier will diligently and promptly work with Gap to certify the part, or another new part, in Gap’s operating environment. Gap will diligently and promptly work to certify such new part and will not unreasonably withhold or delay certification. Once the new part is certified by Gap, Supplier will use such certified part to correct the reported Problem. Supplier shall not be measured on such Service Calls for Service Levels calculation, including Service Level Defaults until a work-around is implemented by Gap or a part is certified by Gap. Service Calls by Gap related to these failing parts will not be measured by Supplier for call distribution purposes as defined in Exhibit B.1 (Service Level Matrix). While a part is being identified and or certified, the Parties will promptly work together to determine whether there is a reasonable workaround and, if there is such a workaround, implement it.
Gap will acquire title to the replacement parts or replacement IBM or Non-IBM Branded Machines at the time of exchange and, conversely, as appropriate, Supplier will acquire title to the failing parts or failing IBM or Non-IBM Branded Machines at the time of exchange, provided that before Supplier will acquire title to any such parts or machines, Supplier will perform a drive wipe on storage devices using a mutually agreed process as documented in the Procedures Manual. The replacement item will assume the warranty or Maintenance Service status of the replaced item. Before Supplier exchanges an IBM or Non-IBM Machine or part, Supplier will disconnect peripheral devices prior to the exchange of such Covered Machine or part. Gap will reimburse Supplier, at Supplier’s costs, for replacement

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

parts that are not part of a Covered Machine as authorized by Gap. The replaced IBM or Non-IBM Machine or part shall be free of any legal obligations or restrictions that prevent its exchange.

1.6	Non-IBM Branded Machines
Supplier’s provision of the Maintenance Services for Covered Machines that are Non-IBM Branded Machines shall be subject to the following:

(a)
Repair of Non-IBM Branded Machines is subject to the availability of repair parts and any technical support required of the OEM. If repair parts or OEM technical support become generally unavailable from the OEM for any type of Non-IBM Branded Machine that is a Covered Machine, Supplier shall so notify Gap and will use commercially reasonable efforts to provide the Maintenance Services in respect of that Covered Machine type for * after the date of such notification to Gap. Supplier shall be excused from any failure to meet Service Levels applicable to the performance of such Maintenance Services during the * period where Supplier can establish to Gap’s reasonable satisfaction that Supplier’s failure to meet the applicable Service Level was attributable to the general unavailability of repair parts or technical support required of the OEM and is not the result of Supplier’s failure to enter into appropriate agreements for such support with the OEM. The Parties agree that commercially reasonable efforts may be insufficient to accomplish a repair in the absence of such repair parts or OEM technical support;

(b)
Gap will comply with the OEM’s guidelines for Non-IBM Branded Machines pertaining to operator responsibilities, user maintenance procedures and supplies prior to placing a Service Request where reasonable and practical under the circumstances. Gap will also comply with such Supplier guidelines for Non-IBM Branded Machines where mutually agreed;

(c)	Supplier will provide preventative maintenance for Non-IBM Branded Machines where prescribed by the Covered Machine’s OEM in the OEM’s documentation for the Covered Machine;

(d)
Where Supplier is responsible for maintenance of a Non-IBM Branded Machine, and IBM has an agreement with the OEM that IBM is allowed to provide warranty service, Supplier shall coordinate with and manage the provision of any warranty service from the OEM; and

(e)	Supplier shall provide reasonable cooperation with third parties providing maintenance or warranty services for non-Covered Machines.
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Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

1.7	* Covered Machines.
In addition to the other provisions of this Attachment A, the following provisions shall apply to * Covered Machines.
In addition to the Maintenance Services provided generally by Supplier for Covered Machines, Supplier shall also do the following with respect to * Covered Machines:

(a)	Supplier shall dispatch a CSR if On-site Break/Fix Services are required as determined by Suppliers network operations center;

(b)
Upon arrival at the applicable Covered Location and before beginning work, the Supplier CSR will call the Gap Help Desk to identify arrival at Covered Location. The Supplier CSR will call and work with Supplier’s network operations center;

(c)	Supplier shall re-load network configuration information as required, on-site.

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Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

1.8	Third Party Covered Machines.

Notwithstanding the other provisions of this Attachment A, the following provisions shall apply to Third Party Covered Machines. During the Third Party Maintenance Term, Supplier will provide Supplier and Third Party Maintenance Services for OEM Covered Machines both in accordance with the Service Level specified for such Third Party Covered Machines in Exhibit B.1.3. All Third Party Covered Machines by type at a Covered Location must be maintained at the configuration level as specified by Gap.

A.    Third Party Maintenance Services:

The Third Maintenance Services include the following.

1.	Contact the Gap designated focal point when necessary to complete the Third Party Maintenance Services and processes, including the escalation of issues.

2.	Promptly escalate Service Calls as necessary including to the Third Party for the Covered Machines listed in D.16.f, if requested by Gap.

3.
Obtain written Gap approval for repair of Covered Machines or units that are considered Abused Units prior to providing repair services. Supplier will produce and email digital photos of Covered Machines returned to the Repair Center that appear to be abused which Supplier claims would not be covered under maintenance. Repair, if authorized, will be accomplished on a case by case basis. Supplier will submit a quote. If prior written approval is not obtained, Gap will not be responsible for any fees for such repairs and Supplier will be responsible to replace any items scrapped. Approval shall be obtained from:

For Stores:
*
(or a designee specified by Gap in writing)

B.    Gap Responsibilities

In support of the Third Party Maintenance Services Gap agrees:

1.	to designate a technically qualified representative who willbe Gap’s focal point for all communications with Supplier and OEM relative to the Third
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Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

Party Maintenance Services and will have the authority to act on Gap’s behalf in matters regarding the Third Party Maintenance Services or arrange for Supplier and OEM access to the Gap personnel with such authority.

2.	to be responsible for the cost of a repair or replacement unit whenever a unit is agreed by Gap to be an Abused Unit.

3.	to be responsible for all data contained on Third Party Covered Machines sent by Gap for repair.

1.9	Preventative Maintenance
As part of the Maintenance Services, Supplier will perform preventative maintenance of IBM Branded Covered Machines in accordance with the Covered Machine Specifications (i.e. register printers). In general, Supplier CSRs will perform preventative maintenance throughout the Year while at Covered Locations to perform On-site Break/Fix Services.
Supplier’s obligations to perform preventative maintenance for Non-IBM Branded Covered Machines are set forth in Section 1.6, Non IBM Branded Machines Section 1.9 (Preventative Maintenance) of this Attachment A above.

2.	Maintenance Services Administration and Management
The Maintenance Services will be provided and managed by customer facing teams and operational units within Supplier.
Supplier will appoint a Europe Customer Service Manager (who shall also be considered the Europe Supplier Project Manager for this Attachment A), subject to Gap’s approval, which will not be unreasonably or unlawfully withheld, who will serve as Gap’s primary point of contact for the Maintenance Services. The Europe Customer Service Manager will be responsible for communicating and coordinating with Gap with regard to aspects of the Maintenance Services, scheduling and organizing * service review meetings between Supplier and Gap, managing the preparation and presentation to Gap of each of the Deliverables listed in Section 4 (Deliverables) of the Attachment A and otherwise managing and administering Supplier’s performance of the Maintenance Services. Supplier will provide * prior written notice for changes of the Europe Customer Service Manager. Notwithstanding the foregoing, in the event of the termination or disability of the Europe Customer Service Manager, or other circumstances approved by Gap in writing, Supplier will provide * prior written notice of such change (or as soon as reasonably practical under the circumstances). The Europe Customer Service Manager will not be removed until a replacement is in place and trained. Supplier will not transfer the Europe Customer Service Manager at a time or in a manner that would have a material adverse impact on delivery of Maintenance Services.
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

The Europe Customer Service Manager or designate shall be responsible to perform tasks which include:

(a)
Preparing and submitting on a timely basis the periodic reports required hereunder (“Service Delivery Reports”), with * reports to be provided within * after *, * reports within * after the end of * and * reports to be provided within * after *;

(b)
Conducting regularly scheduled * meetings with Gap to review * Service Delivery Reports and conducting meetings with Gap to discuss other reports Gap may reasonably request and that Supplier can provide from data reasonably available to Supplier hereunder;

(c)
Coordinating the provision of Maintenance Services to Covered Locations, acting as Gap’s primary point of contact with respect to such Maintenance Services and providing consolidated management and administration of such Maintenance Services;

(d)
Tracking and managing Supplier’s overall plans relating to the provision of the Maintenance Services, including monitoring Gap plans made available to the Supplier Customer Service Manager for changes to Covered Machines;

(e)	Forecasting, with the assistance of Gap, and maintaining and keeping up-to-date the Current Inventory of Covered Machines;

(f)	Escalating any product quality, end-of-life or parts availability issues to the Gap Project Manager promptly after Supplier becomes aware of such issues;

(g)	Tracking and making available to Gap, Maintenance Service performance trends and monitoring the performance of the Maintenance Services to identify, resolve, and/or avoid issues and problems; and

(h)	Providing and using * maintenance management tools and methodologies.
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Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

3.	Gap Retained Responsibilities
In support of the Maintenance Services set forth in this Attachment A, except as otherwise agreed in the Agreement or this Statement of Work, Gap agrees:

a.	to notify Supplier whenever Gap wishes to add Covered Machine types to an existing Covered Location or set up new Covered Locations;

b.	to restrict use of any access codes Supplier provides to Gap so that such codes are used only by those who are authorized to do so;

c.
to timely provide Supplier with information Supplier reasonably requests but only to the extent necessary for Supplier to perform the Maintenance Services. Gap shall also notify Supplier of any changes to such information to the extent necessary for Supplier to perform its obligations under this Attachment A;

d.	to not use any electronic diagnostic and service delivery facilities provided by Supplier for purposes other than to support Covered Machines;

e.	to use the information obtained from Supplier in the course of Supplier performing the Maintenance Services only to support Gap’s information processing requirements within Gap’s enterprise;

f.
to designate a person called the Gap Project Manager who will be Gap’s focal point for communications with Supplier relative to the Maintenance Services and will either have the authority to act on Gap’s behalf in matters regarding the Maintenance Services or arrange for Supplier access to the Gap personnel with such authority. Gap’s Project Manager will coordinate and arrange for Supplier to be given access to Gap personnel, data, and information that is reasonably required by Supplier to fulfill Supplier’s responsibilities under this Attachment A. In executing this responsibility the Gap Project Manager will interface with the Supplier Customer Service Manager. Gap will provide Supplier with reasonable advance notice of a change in the Gap Project Manager;

g.	to promptly review and consider problem determination, problem analysis, and Service Request procedures and changes thereto proposed by Supplier to facilitate the performance of the Services;

h.
Prior to Supplier performing the Maintenance Services, Gap will secure funds and appropriate data contained in a Covered Machine. If Gap fails to do so, Supplier shall nevertheless perform the Services but shall not be responsible for the consequences related to Gap’s failure to secure programs, data, and funds contained in a Covered Machine;

i.
to use commercially reasonable efforts to increase efficiencies in Gap’s environment to the extent such efficiencies do not create other costs for Gap or otherwise have a material adverse impact on Gap;

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

j.	to designate initial Covered Locations to be covered by Maintenance Services and any new or relocated Covered Locations. Provide Supplier * advance notice of any changes in Covered Locations;

k.
to have Gap staff available when Supplier arrives to provide requested support or schedules a Maintenance Services visit. Gap users, perform initial Problem determination, place Service Requests as necessary to Supplier, and indicate the Priority Response Level on the Service Request;

l.	to provide appropriate current version of Software when Gap desires CSR to reload or reconfigure Software on Covered Machines after the repair of a malfunctioning Covered Machine;

m.	to promptly verify the successful completion of an On-site Break/Fix Service; and

n.
to promptly work with Supplier to determine the root cause when a repair part does not function in Gap’s operating environment, diligently and promptly work to certify a replacement part that does work, promptly work with Supplier to determine whether there is a reasonable workaround, and work with Supplier to implement such work around if appropriate.

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Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

4.	Deliverables
Supplier shall provide to Gap as the Deliverables under this Attachment A the documents described in the Table below.

Document	Description
*	*
*	*
*	*

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Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

Attachment B: Hours of Maintenance Coverage
Maintenance coverage for Gap Inc stores in * are defined in the following tables; All times listed as local store times.

CORE * STORE COVERAGE
DAY OF THE WEEK	BEGINNING OF SERVICE	END OF SERVICE
*	*	*
*	*	*

* STORE COVERAGE
DAY OF THE WEEK	BEGINNING OF SERVICE	END OF SERVICE
*	*	*
*	*	*

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Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

* STORE COVERAGE
DAY OF THE WEEK	BEGINNING OF SERVICE	END OF SERVICE
	*	*

* STORE COVERAGE
DAY OF THE WEEK	BEGINNING OF SERVICE	END OF SERVICE
*	*	*
*	*	*

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Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

Attachment C: Intentionally Left Blank
This section is for future use.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

Attachment D: IMAC Services - Store Installs, Moves, Adds, and Changes (United Kingdom, France, Ireland and Italy)
Generally
Under this Attachment D, Supplier shall provide the Event-Specific Services in support of stores and field office installations, openings, closing, expansions, and relocations at Covered Locations

Definitions
Solely for the purposes of this Attachment D, the following capitalized terms used in this Attachment D shall have the meanings given below. Capitalized terms used but not defined in this Attachment D will have the meanings given them in the Agreement and the Statement of Work.
“Change Order” shall mean a modification to a Work Order that requires rework by Supplier or Supplier subcontractors. This term applies for change or cancellation fees applicable in the event a modification is requested or a Work Order is cancelled within * before the date the IMAC Service is scheduled to be provided including the day the cancellation was received if prior to the time(s) set forth in this Exhibit A.3(a) (European Stores Maintenance) or on the * business day if received on a non-business day or on a business day but after the time (s) set forth in this Exhibit A.3(a) (European Stoes Maintenance).

“Controller” shall mean a *.

“CSR” or “Customer Service Representative” shall mean a Supplier field and/or installation engineer who performs IMAC Services under this Attachment D to Exhibit A.3.a.

“Emergency Work Order” shall mean a Work Order that is received by Supplier from Gap and requires that Supplier perform IMAC Services on the day the Work Order is received, provided the Work Order is received on a business day and before the time(s) set forth in this Exhibit A.3.a (European Store Maintenance Services) or on the * business day if received on a non-business day or on a business day but after the time(s) set forth in this Exhibit A.3.a (European Store Maintenance Services).

“Event-Specific Services” shall mean the particular IMAC Services ordered by Gap for an event pursuant to a Store IMAC Services Work Order.

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Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

“Expedited Work Order” shall mean a Work Order other than an Emergency
Work Order that is received from Gap and requires that Supplier perform IMAC Services on or before the * business day after receipt of the Work Order provided the Work Order is received on a business day and before the time(s) set forth in this Exhibit A.3.a (European Store Maintenance Services), or on the * business day if not received by Supplier on a business day or if received by Supplier on a business day but after the time(s) set forth in this Exhibit A.3.a (European Store Maintenance Services).

“Gold Server Disk” contains the base OS and other applications used on the Point of Sale device along with current OS and applications patches and standard system tools, if any. There will be one Gold Image per supported OS or as otherwise designated by Gap.”

“Supplier Stores Project Office” shall consist of the Supplier Stores Project Manager and Project Administrators.

“Supplier Technical Support Staff” (or “Supplier TSS”) shall mean the Supplier personnel who provide Technical Support Services under this Attachment D.

“Pick and Pack Items” shall mean equipment that does not require configuration or Software load. This equipment will be picked, packed, and shipped from the Supplier Integration Center to a Gap specified location.

“Work Order” shall mean a request to perform IMAC Services which contains the information listed in Addendum 1 to Attachment D.

1.	IMAC Services

During the Term, Supplier shall provide the following IMAC Services, for the pricing set forth in Table C.15.1.1 (UK), C.15.1.2 (FR), C.15.1.3 (IRE) and C.15.5 (UK, FR, IRE IMACs) to Exhibit C, including:

a.	Project Management

b.	Project Administration

c.	Technical Support

d.	Installation/De-Installation of Store Equipment

e.	Procurement of Store Equipment.

f.	Deliverables

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

1.1	Project Management Services

In support of delivering IMAC Services, Supplier will provide project management for the Supplier responsibilities in this Attachment D from *. The objective of this task is to establish a framework for project communications, reporting, procedural and contractual activities and to coordinate the delivery and completion of IMAC Services from each Supplier organization under this Attachment D.

Supplier will appoint a Customer Service Manager (who shall also be considered the Supplier Project Manager for this Attachment D), subject to Gap’s approval, who will serve as Gap’s primary point of contact for the IMAC Services. The Customer Service Manager will be responsible for communicating and coordinating with Gap with regard to aspects of the IMAC Services, scheduling and organizing * service review meetings between Supplier and Gap, managing the preparation and presentation to Gap of each of the Deliverables listed in Section 1.6 (Deliverables) and otherwise managing and administering Supplier’s performance of the IMAC Services.
Supplier will provide * written notice for changes of the Supplier Customer Service Manager. The Supplier Customer Service Manager will not be removed until a replacement is in place and trained. Supplier will not transfer the Customer Service Manager at a time or in a manner that would have a material adverse impact on delivery of the IMAC Services.

1.2	Project Administration Services

In support of delivering IMAC Services, Supplier will provide project administration and support for the Supplier responsibilities in this Attachment D *. The objective of this task is to provide administrative support and assistance.

The primary subtasks to be performed by Supplier include:

a.	Work Order Processing.

b.	Change Order Processing

c.	Deliverable Preparation

d.	Transportation Scheduling

e.	Inventory Administration and Management

f.	Coordinate the pick up of de-installed Store Equipment and other Store Equipment being replaced from a Gap store location.

1.3	Technical Support

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Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

Supplier will provide technical support for the Supplier responsibilities in this Attachment D.

1.4	Hardware Installation/De-installation

Supplier will perform the tasks and subtasks necessary to complete installation, testing and de-installation activities for IMAC Services as ordered by Gap.

Supplier will perform the tasks listed below when performing IMAC Services at Gap store locations. These tasks include:

a.	Survey a Gap store site within the * arrival time and report, to the Supplier Project Office, problems which may require standby time and incur an additional charge.

b.	Conduct Pre-Site Survey

c.	Check equipment for visible physical damage, and if evident, notify the Supplier Project Office.

d.	Install or de-install Store Equipment in accordance with Supplier's standard safety practices.

e.	Power-on installed Store Equipment.

f.
Perform tests to verify installed equipment is operating properly. For this purpose installed Store Equipment shall be considered to be operating properly if the tests produce the results set forth in Gap provided instructions. In the event the testing discloses that an item of Store Equipment is not operating properly, Supplier shall promptly determine the nature of the Problem. If there is a Problem with Store Equipment, Supplier shall repair it in accordance with the terms of Attachment A Maintenance Services to this Statement of Work. Otherwise, Supplier will perform Problem determination and escalate in accordance with the manufacturers or Gap-supplied problem determination/troubleshooting instructions for such equipment, both of which are supplied by Gap.

g.
Notify the personnel at Supplier’s Technical Support Staff (TSS) Help Desk of tasks Supplier cannot perform during the course of the visit. Schedule a return visit if requested or deemed necessary by either Gap or Supplier’s Project Office.

h.	Engage Supplier’s Technical Support Staff when Software Problems are encountered.

i.	Place packing material in the location designated for disposal.

j.	Record the serial numbers of the installed and de-installed Store Equipment.

1.5	Gold Server Discs Services

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Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

IBM will provide a stock keeping and logistics service in the * for Gap-supplied Gold Server Discs. Gap will supply a minimum quantity of Gold Server Discs as detailed in 1.5.1 per country for each unique Gold Server Disc type it wishes Supplier to hold in any of Supplier’s nominated storage locations. These Gold Server Discs will be shipped to local Gap stores on request and on a per event basis within a target of * working hours of Supplier logging the call. Supplier will advise the Gap IT team when the stock levels are low and Gap is responsible for replenishment to the minimum stock levels.
Supplier will provide an on-site engineer with the Gold Server Disc who will be given step by step instructions by Gap IT regarding the loading of the Gold Server Disc(s), feedback of register and server messages and the performance of trouble shooting activities. The on-site engineer’s arrival time at Gap stores is aimed at meeting the agreed upon target of * working hours of Supplier logging the call. Server hardware-related failures are out of scope. Hourly charges apply for each on-site engineer service as per agreed hourly rates in Exhibit C.
1.5.1    Minimum quantity Gold Server Discs per country:
UK: * Gold Server Discs for each unique Gold Server Disc type.
Ireland: * Gold Server Discs for each unique Gold Server Disc type.
France: * Gold Server Discs for each unique Gold Server Disc type.

1.6	Deliverables

Supplier shall provide as the Deliverables under this Attachment D, the documents described in the Table below.

Report	Description	Frequency
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*

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Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

Report	Description	Frequency
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

1.7    Gap Retained Responsibilities
Gap agrees:

a)
To designate a Gap IMAC Project Manager who will be Gap’s focal point for communications with Supplier relative to the IMAC Services and will either have the authority to act on Gap’s behalf in matters regarding the IMAC Services or arrange for Supplier access to the Gap personnel with such authority. The Gap Project Manager will coordinate and arrange for Supplier to be given access to Gap personnel, data, and information that is reasonably required by Supplier to fulfill Supplier’s responsibilities under this Attachment D. In executing this responsibility the Gap Project Manager will interface with the Supplier Project Manager. The Gap Project Manager shall notify Supplier in writing if he or she delegates his or her responsibility.

b)
To timely provide Supplier with information Supplier reasonably requests     but only to the extent necessary for Supplier to perform the IMAC Services. Gap shall also notify Supplier of any changes to such information to the extent necessary for Supplier to perform it obligations under this Attachment D.

c)	To schedule project status meetings when mutually agreed such meetings are necessary.

d)	To be reasonably available to answer questions from the Supplier Integration, Redistribution, and Technical Support teams to support the completion of the IMAC Services

e)
To submit Work Orders in accordance with Addendum 1 to Attachment D. Use commercially reasonable efforts to notify Supplier of upcoming work activity, via a Work Order, at least * prior to a scheduled activity date.

f)
Use commercial efforts to submit Emergency Work Orders to the Supplier Project Office no later than *. For the avoidance of doubt, Emergency Work Orders not received by * will be fulfilled on the following business day unless Gap authorizes additional resources to be applied to fulfill the order for delivery on the same day.

g)	To submit Emergency Work Orders for Pick and Pack Items to the Supplier Project Office no later than * for items at the Supplier Integration Center. For the
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Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

avoidance of doubt, Emergency Work Orders not received by * will be fulfilled on the following business day unless Gap authorizes additional resources to be applied to fulfill the order for delivery on the same day.

h)
To notify store personnel of the scope, date, and time of up-coming work to be performed by Supplier and to confirm that the store manager on duty will be present to open the door for the Supplier CSR.

i)	To schedule a Supplier CSR for printer swap installations following a failure of the printer that is to be replaced.

j)
To provide Gap specific written instructions/procedures to the Supplier Project Manager. The Parties acknowledge and agree that such directions, instructions and checklists may not be comprehensive or complete and that Supplier may be required to perform additional steps as needed to perform the IMAC Services that are logical and/or reasonable to perform the IMAC Services. These written instructions/procedures reflect Gap policies as of the Reference Date of the Agreement. The Parties specifically acknowledge and agree that such policies may change during the Term. Accordingly, Gap may make reasonable changes to such Attachments, with Supplier’s consent, which shall not be unreasonably withheld or delayed. Such changes shall be effective * after delivery of a copy thereof to Supplier; however, Supplier agrees to use commercially reasonable efforts to implement such changes within *.

k)	To review and update installation instructions and provide such instructions to the Supplier Project Manager.
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

l)	To use commercially reasonable efforts to ensure that consigned parts and Store Equipment meet established product Safety requirements of the market (i.e., UL, CSA, TUV).

m)
To submit a written work order to the Supplier Project Office requesting immediate receipt of equipment into available inventory for use on pending orders. Authorize additional Supplier Integration Center resources, if needed, to complete the immediate receipt of equipment to fulfill pending Work Orders.

n)	To supply a floor plan to Supplier depicting final placement of registers at each store for new and relocating store Work Orders.

o)	To use commercially reasonable efforts to prepare sites for installation prior to the scheduled install date.

p)	To provide a store manager or designated Gap representative to be on-site at each Gap location during the performance of any scheduled Work Order.

q)	To designate an area at each store for disposal of packing material.

r)	To provide the Supplier with an OEM support phone number and/or Gap technical support contact to provide assistance with OEM Problem determination.

s)
In the case of a temporary store Work Order, to disconnect and move Covered Machines from one store to another prior to the scheduled Supplier installation services. If Gap requires that Supplier disconnect the Covered Machines in the existing store, Gap will specify this in the Work Order.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

Attachment E: Warehouse Services (United Kingdom, France, Ireland and Italy)
Generally

During the Term, Supplier will perform and provide Warehouse Services specified herein in support of the IMAC Services provided by Supplier. Capitalized terms used but not defined in this Attachment E will have the meanings given them in the Agreement or this Statement of Work (including its Attachments).

1.	Warehouse Services

1.1	Warehousing and Integration Facilities.
Supplier will provide facilities at the Supplier Integration Center for storing and staging Store Equipment prior to shipping it to Gap locations in accordance with the following requirements:

(a)	The Supplier Integration Center shall be *.

(b)	The Supplier Integration Center shall have storage facilities to maintain an active inventory area, quality inspection/control area, staging, and refurbish area.

(c)	The Supplier Integration Center shall use a workbench area dedicated to Gap when Supplier is staging Gap specific products.

(d)
The Supplier Integration Center staging area shall be equipped with an electro static protective workbench mat. Technicians must wear electro static bracelets when opening products including servers with internal hard drives and cards.

1.2	Procurement and Inventory Management.
Warehouse Services include:

(a)	Work with the Gap IMAC Project Manager to develop quarterly plans and non-binding projections of IMAC Services equipment requirements.

(b)	Stock inventories of Gap purchased Store Equipment at the Supplier Integration Center.
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

(c)	Stock inventories of Gap purchased equipment for use in connection with Store Network Services at the Supplier Integration Center.

(d)	Track on-order Store Equipment purchased directly from Supplier through arrival at the Supplier Integration Center.

(e)
Direct shipment of on-order Store Equipment purchased directly from Supplier to a Gap store if approved by Gap, provide, track and manage the direct shipment of Store Equipment to Gap’s location so as to facilitate delivery in a timely fashion.

1.3	Receipt of New Store Equipment
The Warehouse Services shall include:

(a)	The Supplier Integration Center and shall verify that shipping manifests match the contents of the boxes by opening and inspecting up to * percent of each shipment of boxes.

(b)
If the contents do not match the manifest, the Supplier Integration Center shall transfer the shipment into the quality area and notify the Supplier Project Manager promptly after the discrepancy is discovered.

(c)	Receive new Store equipment components into active inventory promptly upon receipt.

(d)	Record serial numbers of parts that Gap has specified will be serialized in the Supplier Inventory System or OEM inventory system.

1.4	Receipt of Used Equipment
The Warehouse Services at Supplier Integration Center Services include:

(a)
Receive used Store Equipment into used inventory, by part number, recording the serial numbers of Gap specified parts. If the Store Equipment is a Controller, the Supplier Integration Center will remove Gap-specified features and place the removed features into the used inventory, by part number;

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

(b)	Place used Store Equipment requiring repair or replacement of worn or defective parts in the quality area promptly following discovery;

(c)	Upon receipt into the quality area, notify the Supplier Project Office if the equipment is damaged.
(1)    If the equipment is an In Service Machine, as defined in Attachment A of this Exhibit A.3.a, a * service call will be placed under the terms of Attachment A.
(2)    If repair required is Out of Scope or Out of Service Machine the Supplier Project Office will repair equipment as authorized by Gap according to Section 1.4 of Attachment A (Out of Scope Repairs).
(3)    If equipment is not a Covered Machine, Supplier will follow directions provided by Gap.

(d)
Prior to shipping Store Equipment to Gap stores for installation, assemble, configure, integrate and test the products and pack them in “kits” to facilitate successful installation. Each kit will include the Store Equipment configured according to Gap’s specific requirements and associated cables, mounting hardware, software and installation documentation;

(e)
Stage Store Equipment in accordance with the applicable Work Order. Test Products in accordance with the instructions provided by Gap. This may include loading the operating system, testing I/O devices and performing diagnostics. Selected Store Equipment will be configured with store-specific information as requested by Gap;

(1)    Confirm that items required for an order have been picked, staged and packaged per Gap’s requirements prior to shipping;
(2)    Apply asset tags to Store Equipment specified by Gap; and
(3)    complete equipment staging to support onsite delivery date(s) as requested in the Work Order so as to ship orders using the least expensive of those shipping alternatives generally utilized by Supplier (unless otherwise directed by Gap).

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

1.5	Refurbishing Store Equipment
The Supplier Integration Center Services include:

(a)	Refurbish the used Store Equipment that Gap requires to be refurbished.

(b)	Upon completing the refurbishment, receive the Store Equipment into active inventory under a part number that designates it as refurbished Store equipment.

1.6	Emergency/Expedite Order Processing - Supplier Integration Center.
The Supplier Integration Center Services include:

(a)
Fulfill Emergency/Expedite Work Orders received before *. Work Orders not received by * will be fulfilled on the following Business Day unless Gap authorizes additional resources to be applied to fulfill the order for delivery on the same day. Supplier shall not be required under this provision to fulfill orders to integrate stage and ship of the equipment for a new store.

1.7	Emergency/Expedite Work Order for Pick/Pack Items
The Supplier Integration Center Services include:

(a)	Receive the request for an Emergency/Expedite Work Order for Pick/Pack Items from the Supplier Project Office.

(b)
Perform an assessment of “work in progress.” Upon completion of the assessment the Supplier Integration Center will notify the Supplier Project Office of the feasibility of completing the Work Order in time to make the next transportation pickup that day.

(c)
If additional resources are required, the Supplier Project Office will contact the Gap IMAC Project Manager or his or her designee for authorization to apply additional resources to complete the Work Order.

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

(1)    If approval is obtained from the Gap IMAC Project Manager or his or her designee, the Supplier Integration Center will process the Work Order.
(2)    Notify the Supplier Project Office of the transportation carrier used to ship the ordered Store Equipment and the estimated arrival time of the shipment.
(3)    Notify the Supplier Project Office promptly if the Supplier Integration Center is unable to complete the Emergency/Expedite Work Order that day. The expectation is that the order can be fulfilled by close of the next business day.

1.8	Bulk Picking Events

(a)
Supplier will make available to Gap the ability to pick large quantities or all inventory of a Covered Machine (serialized or non serialized) for a discounted pick rate based on the rate in Exhibit C.15.5 (*).

1.9	Standby during Supplier Designated Holidays
The Supplier Integration Center Warehouse Services include:

(a)	Be on call during Supplier designated holidays at the request of Gap. A minimum of * will have to be on call to fulfill the various positions at the Supplier Integration Center and a *.

1.10	The Supplier Gap Visits to Supplier Integration Center.
The Supplier Project Manager will provide Warehouse Services in support of Gap visits which include:

(a)	Arrange for a member of the Supplier Project Office to escort representative(s) of Gap on up to * per Year to the Supplier Integration Center.

(b)
Gap will have the right upon request to visit the Supplier Integration Center and to conduct an inventory count on the Gap Store Equipment at the Integration Center. Supplier shall take whatever steps are required so that such inventory is in an area accessible to Gap personnel so that such personnel can inspect and count each part. Supplier shall also cooperate with such Gap personnel. Gap’s access to the Supplier Integration Center will be limited to areas specifically designated by Supplier; provided, however, that such areas are reasonably sufficient to allow Gap to conduct the inventory count and inspection.

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

(c)
The Gap IMAC Project Manager will arrange for appropriate Gap personnel to perform the inventory audit. Gap and Supplier will cooperatively work together to schedule such visits and audit so that they do not impact Supplier’s performance and delivery schedules.

(d)
Gap will provide * notice to the Supplier Project Manager to schedule visits with the exception of full inventory audits. Gap will provide * notice to the Supplier Project Manager to schedule a full inventory audit.

(e)
Supplier will address discrepancies noted between the latest inventory report and the physical inventory performed by Gap within * of the audit, or longer as the Parties may mutually agree. In the event any item that is a Supplier product is not recovered within * after the inventory report is issued, Supplier will promptly take action to replace such item as soon as possible and in any event within a reasonable period of time. In the event the item that is not recovered is a third party product, Supplier at its election will promptly take action to replace such product or reimburse Gap for the cost of the actual replacement item as soon as possible and in any event within a reasonable period of time. Replacement items must be of equivalent functionality and configuration.

(f)
If the location of the Supplier Integration Center changes after the start date of this Attachment E, Supplier will arrange for the transportation of Gap-owned equipment to the new location * and will not interrupt the completion of any work orders. In addition, Gap must perform an onsite inspection and validation of the new facility’s processes and software code loads for Gap owned equipment. Supplier will reimburse Gap for travel expenses incurred by * Gap personnel due to a move to a new facility and onsite inspection (i.e., economy air fare, hotel, and one (1) car).

1.11	Gap Retained Responsibilities:
In support of the Warehouse Services set forth in this Attachment E, Gap agrees:

(a)
To test new Software updates prior to delivery to the Supplier Integration Center for installations. Gap shall not send updates that in Gap’s reasonable judgment have not been successfully tested by Gap.

(b)	To use commercially reasonable efforts to deliver new and/or updated Software to the Supplier Integration Center * prior to the first requested
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

onsite date. This includes a backup hard copy if the new or updated Software is delivered via *.

(c)	To designate which parts are serialized and which are not serialized.

(d)
To designate which used units of Store Equipment are to be refurbished and which are not to be refurbished and to monitor the refurbished inventory so that Supplier can be notified when more items need to be refurbished.

(e)
To supply to Supplier a Register, certain controllers, *, monitors and keyboards, cradles, Access Point units and cables, but only to the extent required for Supplier to complete Gap-specific testing and/or Gap-supplied code load methods. Supplier shall only use such equipment for Gap’s benefit pursuant to the requirements of this Attachment E.

(f)	To provide Gap specific written instructions and procedures regarding the staging and integration of the registers at least * prior to the first scheduled installation date.

(g)
To use commercially reasonable efforts to provide inventory to the Supplier Integration Center to meet service delivery requirements; and to provide written notification to the Supplier Project Manager at least * prior to the scheduled arrival date for Store Equipment not purchased from Supplier, including quantities and projected arrival date at the Supplier Integration Center.

(h)	To use commercially reasonable efforts to provide asset tags to the Supplier Integration Center to meet service delivery requirement.

(i)
To provide a manifest or bill of lading to the Supplier Integration Center for Store Equipment not purchased from Supplier showing Gap as the customer, description, and quantities in shipment for inbound OEM and consigned supplies that are shipped from a Third Party Vendor. Shipments not identified as Gap’s are subject to be returned to the sender due to lack of proper identification.

(j)	To use commercially reasonable efforts to promptly resolve shipping discrepancies for Store Equipment not purchased from Supplier after notification by Supplier.

(k)
To provide written direction to the Supplier Project Manager for the disposal or return of Store Equipment that is not reasonably repairable at the Supplier Integration Center within * of notification from Supplier.

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

(l)
To provide written direction to Supplier within * of Supplier’s notification for any Store Equipment not included in the current Gap Inventory Report that has been received by an Supplier Integration Center to either 1) add such Store Equipment to the Gap Inventory Report and create a part number or 2) initiate a return of this Store Equipment to a Gap-identified vendor or store.

(m)	To maintain adequate inventory at the Supplier Integration Center to meet emergency shipping needs.

(n)	To schedule up to * customer visits to the Supplier Integration Center during each year of the Term.

(o)	To provide * notice to the Supplier Project Manager to schedule surprise or partial inventory visits.

(p)	To provide * notice to the Supplier Project Manager to schedule a full inventory audit.

(q)	To arrange for and schedule Gap resources to participate in Supplier Integration Center visits.

(r)	To provide Gap store profile data and IP addresses required for Work Orders for configuration of * and *.

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

ADDENDUM 1 TO ATTACHMENT D
Each Event Services Work Order shall contain the following information:

1.	Order number

2.	Store Number or RCN

3.	Shipping Address and phone number

4.	Division (when applicable)

5.	Event Service requested (e.g., new store installation)

6.	Number of Registers (when applicable)

7.	Exceptions to the standard equipment template for new or relocating store orders or special

8.	Instructions (when applicable)

9.	Order revision number and description of changes (when applicable)

10.	Type of * and * (when applicable)

11.	Scheduled installation date

12.	Equipment Pack/Pick- up date (when applicable)

13.	Number of Boxes and Box delivery date (when applicable)

A Work Order may be sent electronically by the Gap project manager or his or her designees -provided the Gap project manager has communicated to Supplier the delegation of authority to his or her designee prior to or simultaneously with Supplier’s receipt of the Work Order. Similarly, the Supplier Project Manager may accept the Work Order electronically.

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.a – European Stores Maintenance Services SOW      Gap Confidential and Proprietary Information

Exhibit A.3.1 - Statement of Work Store Services

to

Second Amended and Restated Master Services Agreement
March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Statement of Work
Store Services

I.	INTRODUCTION
a)     Introduction
This Exhibit A.3.1 (Store Services Statement of Work) to the Second Amended and Restated Master Services Agreement (this “Statement of Work”) is effective as of the Second Amended and Restated Agreement Effective Date and sets forth the minimal Services that Supplier shall provide as of the Second Amended and Restated Agreement Effective Date, including Services to provide (1) Maintenance Services; (2) IMAC Services; and (3) Warehouses Services, as further described herein (collectively described as the “Store Services”), references in the Agreement to Services shall be deemed to include Store Services. The Store Services described herein will be provided by Supplier to Gap pursuant to the Agreement and shall be provided utilizing Supplier’s best practices. With respect to the Store Services, Supplier will also perform activities and requirements as specified in Exhibit A.8 (Stores Network Services).
Supplier shall provide information on the Store Services using a media that is efficient, easy to use, and easily accessible by Gap Authorized Users and subject to Approval by Gap. Gap expects that Supplier will bring value to areas in addition to those identified in the Agreement and this Statement of Work. Supplier should describe any unique capabilities it possesses for assisting Gap in achieving additional improvements and describe how it would make such capabilities available to Gap.
Unless otherwise provided, references to Sections will be to Sections of this Statement of Work and references to Exhibits will be to Exhibits of the Agreement. The section headings in this Statement of Work are for reference purposes only and will not affect in any way the meaning or interpretation of this Statement of Work.
Supplier shall provide the Store Services as required to meet or exceed the Service Levels in Exhibit B.1 (Service Level Matrix). Supplier (i) has responsibility for the performance of the Store Services detailed in this Statement of Work; and (ii) shall be held responsible for the performance of the Store Services without regard to the use by Supplier of third-party products or suppliers. Changes to this Statement of Work will be mutually agreed to by the Gap and Supplier and implemented and managed using the Change Control Procedures.
b)    Definitions
Except as otherwise expressly provided herein, or unless the context clearly requires otherwise, capitalized terms used in this Statement of Work shall have the meanings set forth below. Capitalized terms used in this Statement

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

of Work but not otherwise defined in this Statement of Work shall have the meanings ascribed to them in Exhibit A.1 (Glossary to Statements of Work) or in Section 1 of the Agreement.
“Agreement” means the Master Services Agreement dated as of the Reference Date between Gap and Supplier.
“Auto-Add” shall mean the process of adding warranted and non-warranted IBM Branded Machines and Non-IBM Branded Machines purchased or licensed in conjunction with the Store Services as Store Equipment.
“Covered Locations” shall mean the Gap US and Canadian Store Locations and Store Lab Facilities and other locations listed in Exhibit D.17 that have Covered Machines supported by Supplier. Exhibit D.17 reflects the list of most recent stores as of the effective date of the Exhibit.
“Covered Machines” shall mean, at any given point in time during the Term, IBM Branded Machines and Non-IBM Branded Machines that are of the type listed in Exhibit D.16.d (Covered Machines), and which includes Third Party Covered Machines (as defined in Attachment A and as listed in D.16.e). Notwithstanding the above, only In-Service Machines shall be deemed Covered Machines for purposes of receiving Store Services hereunder.
“CSR” shall mean an IBM field and/or network technician (Customer Service Representative) who performs Store Services pursuant to this Statement of Work.
“Gap Store Support” means the Gap-retained Help Desk which is the primary point of contact for users regarding Attachment A.
“IBM Branded Machines” shall mean a machine that bears an IBM logo, an item of equipment that bears an IBM logo, or an item of hardware that bears an IBM logo, and its features, conversions, upgrades, elements or accessories, or any combination of them.
“In-Service Machines” are those IBM Branded Machines or Non-IBM Branded Machines which are listed in Exhibit D.16.d or D.16.e that are included in the actual usage counts for the month for charging purposes as described in Exhibit C.
“Non-IBM Branded Machine” shall mean a machine that does not bear an IBM logo, an item of equipment that does not bear an IBM logo, or an item of hardware that does not bear an IBM logo, and its features, conversions, upgrades, elements or accessories, or any combination of them.
“Out of Service Machines” are those IBM Branded Machines or Non-IBM Branded Machines which are listed in Exhibit D.16.d and D.16.e which are not included in the actual usage counts for the month for charging purposes pursuant to Exhibit C because they reside in a warehouse. Out of Service Machines will be reclassified as In-Service Machines when such machines

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

are installed in a Covered Location and are included in the actual usage counts for the month for charging purposes pursuant to Exhibit C.
“POS” means point of sale.
“Store Equipment” means Covered Machines.
“Store Locations” means those Gap locations with Store Equipment as specified in Exhibit D.17 (Gap Sites).
“Store Server” has the meaning set forth in Section IV
“Store Workstation” has the meaning set forth in Section IV.
“Supplier Integration Center” shall mean the Supplier facility located in * or *, which is used to perform applicable Services under this Exhibit A.3.1.

II.	OPERATING PRINCIPLES AND OBJECTIVES
Supplier shall perform the Store Services in accordance with the terms of this Statement of Work:

a)
Supplier shall be responsible for the Store Services described herein at Covered Locations as provided as of the Second Amended Effective Date or as of the date agreed for any changes to this Statement of Work.

b)
Precedence of obligations: The Parties acknowledge that certain obligations may be set forth in both this Statement of Work and elsewhere in the Agreement, and that in the event of a conflict, such conflict shall be resolved in accordance with Section 46.1 of the Agreement.

c)
If in Supplier’s provisioning of the Store Services under this Statement of Work, Gap is provided * or * owned by or licensed from (i) a Third Party Vendor, including Non-IBM Branded Machines or (ii) by Supplier, Supplier shall hereby grant to Gap (or has secured for Gap from such Third Party Vendor) a *. Supplier shall ensure that Gap has the * such * or * to execute and use the Store Services and * as specified herein and in the Agreement.

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

III.	CHANGES OF EXHIBITS AND ADDITIONS, MODIFICATIONS OR DELETIONS TO STORE EQUIPMENT

a)
Gap may add, delete or modify Exhibit D.16.d (Covered Machines), D.16.e (Third Party Covered Machines) or Exhibit D.17 (Covered Locations) in accordance with this Statement of Work. In order to add, delete or modify Non-IBM Branded Covered Machines, IBM’s prior consent is required, which consent shall not be unreasonably withheld or delayed. Modifications to Exhibits will be processed in accordance with the Change Control Procedure described in Section 19.4 of the Master Services Agreement, Modifications to this Statement of Work, shall be processed twice per calendar year and the Parties shall cooperate in good faith to process such requests promptly, however Store Services will be provided for such Store Equipment, regardless whether or not the Exhibits specified above have been updated.

b)	Supplier will provide Auto-Add services in conjunction with Store Equipment (including Software accompanying such Store Equipment) purchased or licensed by IBM or Gap during the Term.

c)	Gap may request from time to time that In-Service Machines be changed to Out of Service Machines and vice versa.

IV.	MAINTENANCE SERVICES
For purposes of this Statement of Work, “Maintenance Services” are those Services specified in Attachment A of this Statement of Work, for the Covered Machines.

a)
Store Servers includes a *. Typically a store will have *. Maintenance Services include warranty and off-warranty hardware maintenance to provide responses in accordance with Exhibit B (Service Level Agreement). New Store Servers that are IBM branded will include the purchase by Gap of a * warranty upgrade.

b)	Store Workstations include a *. Maintenance Services include warranty and off-warranty hardware maintenance to provide responses in accordance with Exhibit B (Service Level Agreement).

c)
“POS Configuration” includes POS devices which together make up an automated POS register. These components are (A) a * such as *, (B) a *, such as *, and (C) a * such as *. Maintenance Services include warranty and off-warranty hardware maintenance to provide responses in accordance with Exhibit B (Service Level Agreement). New POS Configurations will include the purchase of a * warranty by Gap.

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

V.	IMAC SERVICES
For purposes of this Statement of Work, “IMAC Services” shall be those Services specified in the description in Attachment B of this Statement of Work. “IMAC” means Stores Installs, Moves, Adds, and Changes.

VI.	WAREHOUSE SERVICES
For purposes of this Statement of Work, “Warehouse Services” shall be those Services specified in the description in Attachment C of this Statement of Work.

VII.	GAP RESPONSIBILITIES
a)    General
Except as otherwise agreed by the parties under this Statement of Work, Gap will be responsible for the items listed in the sections referenced below. Subject to Section 17.2 (Interfering Acts) of the Agreement, nothing in this Section VII (Gap Responsibilities) shall relieve Supplier of its obligations under this Statement of Work or the Agreement. With respect to the items and access provided by Gap, as set forth in this Section and the relevant sections referenced below, Supplier shall utilize such items and access to such Gap Systems and Store Equipment only to the extent necessary for, and only in the performance of Store Services under this Statement of Work.
b)    Gap Retained Responsibilities
Gap shall be responsible for the Retained Responsibilities provided in Section 1.11.e and Section 4 (Gap Retained Responsibilities) of Attachment A (Maintenance Services)) to this Statement of Work, Section 1.7 of Attachment B (IMAC Services) and Section 1.j of Attachment C (Warehouse Services).

VIII.	SECURITY

(a)	Compliance with Gap Policies and Procedures, as they may be revised or updated from time to time during the Term of the Agreement.

(b)
Working in conjunction with Gap security to support, establish and maintain safeguards against the unauthorized access, destruction, loss or alteration of Gap assets, data, and information under the control of Supplier.

(c)	In conjunction with Gap security, respond to security incidents by assisting with: the following:

(1)	Supplier will dispatch, based on the reported priority level, a technician to a Covered Location to assist Gap in resolution of a security incident.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

The technician’s time to resolve a Security incident will be billed to Gap *. Dispatch by the Supplier will be on a best effort basis.

(2)	Collect local device and system logs, deliver to security as needed.

(3)
Upon identification, immediately notify Gap (including appropriate Gap security personnel) in the event of a security violation or unauthorized attempt to access or alter Gap’s assets, systems, information, or data.

(d)	Material Handling
Supplier shall ensure that any residual data left on devices (storage media, hard drives, disks) be made unrecoverable before disposal per Gap procedures.
Compliance Audits

(a)	Supplier shall assist and respond accordingly, with security tests, security audits, compliance audits, compliance reviews, and investigations as needed.

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Attachment A: Maintenance Services (Canada, United States and Puerto Rico)
Generally
Under this Attachment A, Supplier shall provide the Maintenance Services and Third Party Maintenance Services during the Term as described in this Attachment A for Covered Machines, at Covered Locations. Supplier’s use of any Subcontractors to perform the Maintenance Services and Third Party Maintenance Services shall be subject to the provisions of Section 45 of the Agreement.
Definitions
Solely for the purposes of this Attachment A, the following capitalized terms used in this Attachment A shall have the meanings given below. Capitalized terms used but not defined in this Attachment A will have the meanings given them in the Statement of Work or the Agreement.

“Abused Units” shall mean units damaged due to physical abuse, malicious intent or gross misuse as described below:

a)
For external plastics including keypads, triggers, and other external components, an Abused Unit would contain damage that includes excessive permanent markings, broken plastics, broken screw boss, damaged or scratched display or exit windows.

b)	For circuit boards, an Abused Unit would be one where the circuit board has become unattached from the equipment.

c)	For overall equipment issues, and Abused Unit is one where unauthorized alternations or attempted repair have been made, direct lightning damage, or damages due to other natural or manmade disasters.

“Advanced Exchange Service (*)” covers the * Third Party Covered Machines listed in Exhibit D.16.e and includes:

a)	Maintenance Services during Depot Business Hours in accordance with Section 1.11.A.8).

b)	Supplier Help Desk and Technical Support, *.

c)	Comprehensive Coverage Repairs.

d)	Advance shipment of the replacement unit to the Covered Location prior to return of the malfunctioning Third Party Covered Machine.

e)	Shipment of the replacement unit will be provided to meet the Service Level defined in Exhibit B.1.2.

f)	Upon receipt at the Repair Center, the malfunctioning Covered Machine will be repaired to manufacturer specifications and returned to the Spare Pool inventory within * following completion of repair.
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

g)	Third Party Maintenance Services, as described in the section entitled, Third Party Maintenance Services below.

“Annual Performance Summary” shall have the meaning set forth in Section 55 (Deliverables) of this Attachment A.
“Accidental Damage” shall mean as the provision of Maintenance Services for Covered Machines damaged by incidental acts in the normal course of Gap’s business (including damages caused by liquid spills, foreign objects, loose or disconnected cables, or other such accidents).
“Beginning Inventory” shall mean the count of Covered Machines, by machine type, on the Reference Date. The Parties deem the Beginning Inventory to be as set forth in Exhibit D.16.d and D.16.e without regard to the actual count of Covered Machines at Covered Locations on the Second Amended Effective Date.
“Comprehensive Coverage Repairs” shall mean restoring, repairing or replacing: damaged housings: cracked or broken displays and touch screens/digitizers; cracked or missing keyboards/keypads; missing or broken triggers; and cracked or damaged exit windows that occur during normal usage. Comprehensive Coverage Repairs is available for new purchases of * Third Party Covered Machines. Comprehensive Coverage excludes: damages from natural or man-made disasters such as, fire, theft, water damage and floods that would cause internal and external component damage or destruction.

“Current Inventory” shall mean, at any given point in time during the Term, the Beginning Inventory as increased to reflect the number of Covered Machines added to Maintenance Services coverage subsequent to the Reference Date and as decreased to reflect the number of Covered Machines removed from Maintenance Services coverage subsequent to the Second Amended Effective Date.
“Customer Replaceable Unit” or “CRU” shall mean a part which is designated in Table C.10 to Exhibit C (Pricing) as a CRU, which is provided by IBM to Gap for replacement by Gap.
“Customer Services Manager” shall have the meaning set forth in Section 2 (Maintenance Services Administration and Management) of this Attachment.
“Dispatch Order” shall mean the creation of an order in IBM’s electronic call management system to dispatch an IBM CSR to a Covered Location for the performance of On-site Break/Fix Services.
“Gap Service Manager Database” shall mean Gap’s designated asset management application(s) and database(s).
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

“Lost/Stolen” means a non-functioning Third Party Covered Machine unit that has not been received at the Repair Center from a Store for * or more and that has been reported by the Store to be lost or stolen.

“Non-returnable Part” shall mean a part which is not returned to Supplier inventory and for which Gap incurs no charge and which is listed in Table C.10. Additional Non-returnable Parts shall be added to the list by mutual agreement of the Parties.
“IBM Support Office” shall mean the Supplier Project Manager and other people Supplier may deem necessary or appropriate.
“Maintenance Services” shall mean the Store Services to be provided by Supplier hereunder for Covered Machines as described in this Attachment A, in accordance with the Service Levels specified in Exhibit B.
“Maintenance Services for *” shall mean the * Maintenance Services to be provided by Supplier hereunder for Covered Machines set forth in Exhibit D.16.d, as described in this Attachment A, and in accordance with the Service Levels specified in Exhibit B.
“Maintenance Services for *” shall mean the * Maintenance Services to be provided by Supplier hereunder for Covered Machines set forth in Exhibit D.16.d, as described in this Attachment A, however no Service Levels shall apply to this Service.
“MIA – Missing in Action” shall mean non-functioning missing Third Party Covered Machine that has not been received at the Repair Center from a Covered Location for thirty (30) days or more after being replaced with a functioning Covered Machine.
“Monthly Performance Review” shall have the meaning set forth in Section 5 (Deliverables) of this Attachment A.
“OEM” shall mean Third Party Vendor, who is the original equipment manufacturer of Non IBM Branded Machines,
“On-site Arrival Period” shall mean the elapsed period of time it takes for a Supplier CSR to arrive on site at a Covered Location to perform On-site Break/Fix Services, measured from the time the Service Request is placed by Gap until the CSR’s arrival at the applicable Covered Location.
“On-site Break/Fix Services” shall mean the Supplier provision of Maintenance Services as detailed in this Attachment A, (including parts and labor and, where required, replacement of IBM Branded and Non IBM Branded Machines) on-site at the affected Covered Location to restore malfunctioning Covered Machines to proper operation in accordance with their Specifications. On-site Break/Fix Services are described generally in Section 1.4 (Service Request Monitoring and Management) of this Attachment A.
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

“Pass-through Basis,” whether or not capitalized, shall mean at Supplier’s actual, direct out-of-pocket cost without mark-up or administrative or service fee of any kind.
“Priority Response Level” or “PRL” shall mean the various priority levels for the On-site Break/Fix Services, together with their respective associated Service Levels for On-site Arrival Period and Problem Resolution Period.
“Priority Response Service” is an upgrade to Supplier’s standard level of maintenance service permitting Gap to specify the Priority Response Level for On-site Break/Fix Services.
“Problem Resolution Period” shall mean the elapsed period of time it takes for Supplier to fully restore a malfunctioning Covered Machine to proper operation in accordance with its Specifications, with the elapsed time for Problem Resolution measured from the time the Service Request is placed by Gap and received by Supplier until the time when the full operation of the Covered Machine has been restored to its Specifications and Supplier has entered the relevant data concerning the Service Call into Supplier’s electronic call management system.
“Quarterly Comparison” shall have the meaning set forth in Section 5 (Deliverables) of this Attachment A.
“Replacement Services” (*) includes:

a)	Maintenance Services during Depot Business Hours in accordance with Section 1.11.A.8).

b)	Comprehensive Coverage Repair.

c)	Supplier Help Desk and Technical Support, *.

d)	Shipment of the replacement unit to the Covered Location will be provided to meet the Service Level defined in Exhibit B.1.2.

e)	Upon receipt of the malfunctioning Covered Machine at the Repair Center from a Covered Location, a replacement unit will be shipped to the Covered Location.

f)
Upon receipt at the Repair Center, the malfunctioning Covered Machine will be repaired to manufacturer specifications and returned to the Spare Pool inventory within 24 hours following completion of repair.

g)	Third Party Maintenance Services, as described in the section entitled, Third Party Maintenance Services below.

“Scheduled Call” shall mean a Service Call for which Gap has requested that the Supplier CSR is to arrive at the affected Covered Location at a mutually agreed date and time.
“Service Call” shall mean each individual instance of Supplier providing Maintenance Services hereunder in response to a Gap Service Request.
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

“Service Request” or “Gap Service Request” shall mean a Gap call or request to Supplier for the provision of specific Maintenance Services.
“Service Request Call Duration” shall mean the duration of a Gap Service Request call with Supplier, with the duration measured from the time Gap’s Service Request is placed electronically by Gap and received by Supplier (or when Gap makes the telephone call to Supplier in the case of Service Requests made by telephone) until the call has been completed by either being resolved by phone during the call or through Supplier’s issuance of a Dispatch Order for On-site Break/Fix Services. For the avoidance of doubt, the Service Request Call Duration includes the time it takes Supplier and Gap to conduct technical call screening, as well as any other time spent by Supplier attempting to resolve the Problem remotely during the call.
“Spares Pool Inventory” shall mean the repaired spare inventory of Equipment located at the * Repair Center or Gap facilities used to replace broken Third Party Covered Machines in Stores. Spares Pool will be maintained at *% of the currently deployed Equipment for each model. Should Gap choose to use the Advanced Exchange Services, the Spares Pool will increase to *% of the currently deployed Equipment.
“Standard Coverage” whether or not capitalized, shall have the meaning set forth in Section 1 (Maintenance Services and Tasks) to this Attachment A.
“Supplier Maintenance Services” shall be as described in Section 1.9 of this Attachment A.
* Repair Center” shall mean the location(s) at which Third Party Maintenance Services for * are provided.
“Technical Call Screening Process” shall have the meaning set forth in Section 1.1 (Service Request Call Handling and Technical Call Screening) to this Attachment A.
“Third Party Maintenance Term” shall mean the term for the Maintenance Services for the Third Party Covered Machines listed in Exhibit D.16.e. Supplier will notify Gap at least * prior to the end of the Third Party Maintenance Term for all other 3rd Party Covered Machines whether it will be able to offer such Third Party Maintenance Services for such additional term and any changes to term, conditions or pricing that would be required in order to extend the term of this Attachment A.
“Third Party Covered Machines” means those Non-IBM Branded Machines, i.e., * specified as being Third Party Covered Machines in Exhibit D.16.e.
“Third Party Maintenance Services” shall be as described in Section 1.11 .of this Attachment A.
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

“Year” shall mean each twelve (12) month period during the Term, starting March 1, of such period.

1.	Maintenance Services and Tasks
Supplier shall provide the Maintenance Services for Covered Machines according to the Service Levels set forth in Exhibit B.1 (Service Level Matrix) of the Agreement.
Supplier will track, maintain and keep up-to-date the Current Inventory utilizing Supplier’s inventory records to reflect the addition of, the changes to, the relocation of and the removal of Covered Machines to the extent performed by Supplier or, if performed by Gap or a third party on behalf of Gap, to the extent Gap has provided Supplier notice thereof.
The Maintenance Services shall include performance of the tasks and activities described below.

1.1	Service Request Call Handling and Technical Call Screening
Gap will provide a help desk to receive the initial call from users reporting problems with Covered Machines or seeking technical support with respect to Covered Machines. In the case of calls reporting Problems with Covered Machines, Gap Store Support will perform the initial Problem determination, including those tasks in Section 4, Gap Retained Responsibilities, and any responsibilities specifically identified as a Gap responsibility as part of the Technical Call Screening Process mutually developed and agreed to pursuant to Section 1.2 (Customer Replaceable Units (CRU)) of this Attachment A. If Gap Store Support requires technical support from Supplier to assist in resolving a reported Problem or determines that On-site Break/Fix Services will be necessary to resolve the Problem, Gap Store Support will place a Service Request to Supplier indicating the Priority Response Level requested. Supplier will provide the Maintenance Services as described in this Attachment A and the Agreement to resolve such Problem.
Supplier’s call placement system shall be available to receive Gap Service Request calls (and conduct technical call screening and remote Problem resolution) *. In addition, electronic access to Supplier’s call placement system and the * to Gap’s current electronic trouble ticket system shall be available (i.e., on-line and available to accept data input or entry) *, subject to the Supplier Call Center Availability Service Level in Exhibit B.1 (Service Level Matrix). If Supplier’s call placement system, electronic access to Supplier’s call placement system or the * to Gap’s current electronic trouble ticket system are unavailable to a degree that causes disruptions to Gap that Gap reasonably believes to be significant to Gap’s business, Gap may so notify Supplier, in which event
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Supplier shall promptly take appropriate remedial actions to correct the issue or provide a workaround that is reasonably acceptable to Gap.
Supplier shall provide Gap at least twenty-four (24) hours advance notice of scheduled maintenance downtime. In addition, Supplier shall provide Gap prompt notice of any emergency maintenance downtime and any other outages.
Gap shall retain the right, in its reasonable discretion, to terminate a call during the Technical Call Screening Process and request a dispatch.
If a reported Problem is not corrected remotely within *, with a CRU or a Resolution to the Problem is not imminent, Gap may request Supplier to dispatch a CSR to perform On-site Break/Fix Services according to this Attachment A and the Agreement or continue with the technical call.
Supplier and Gap shall review and evaluate the effectiveness and cost-efficiency of the Technical Call Screening Process * and shall work together in good faith to determine whether it should be continued and, if it should, what changes, if any, should be made to the process going forward to enhance its effectiveness and cost-efficiency for both Parties.

1.2	Customer Replaceable Units (CRU)
On a case by case basis Gap shall decide whether a problem is reasonably resolvable through use of CRU. For reported Problems determined by Gap to be reasonably resolvable through use of a CRU, Supplier will ship theapplicable CRU to the designated Covered Location in accordance with the applicable Service Levels set forth in Exhibit B (Service Level Agreement), at which point Gap store personnel will be responsible for removing the defective CRU from the malfunctioning Covered Machine, replacing the defective CRU with the replacement CRU provided by Supplier. Gap shall not be entitled to identify a Problem as resolvable through use of a CRU unless the underlying part is listed on Table C.10 to Exhibit C. Supplier and Gap will mutually agree on updates to Table C.10 to Exhibit C.

1.3	On-site Break/Fix Services
The type of Maintenance Services for which Gap has subscribed hereunder entitles Gap to specify the Priority Response Level it requires for On-site Break/Fix Services on a Service Request by Service Request basis, based on the nature and severity of the reported Problem. Descriptions of the different Priority Response Levels and their respective timeframes for On-site Arrival and Problem Resolution Periods are contained in Exhibit B.1 (Service Level Matrix). Gap will specify the Priority Response Level it requires during the Service Request call. If
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Gap does not specify a Priority Response Level during the Service Request call, Supplier will consider the request to be Urgent.
Supplier will dispatch its CSR(s) for arrival on-site at the affected Covered Location in accordance with the applicable timeframe for On-site Arrival as set forth in Exhibit B.1 (Service Level Matrix).
Upon arriving at a Gap location, the CSR will inform the Gap store manager on duty of his or her presence and obtain his or her consent to perform the On-site Break/Fix Service. If the manager on duty consents the CSR will carry out the On-site Break/Fix Service in accordance with the applicable timeframe for Problem Resolution Service Level set forth in Exhibit B.1 (Service Level Matrix). If the Gap manager on duty does not consent, the CSR will contact Gap Store Support for a final decision about whether to proceed with the On-site Break/Fix Service or to defer it to a Scheduled Call and Gap Store Support shall communicate this decision to the CSR and the Gap manager on duty. If Gap Store Support defers the On-site Break/Fix Service, that Service Call shall be excluded from the measurement of Supplier’s compliance with the Service Levels for the affected month. If the Supplier CSR defers the Service Call without the approval of Gap Store Support, such that Resolution is not completed within the required SLA, then that Service Call shall be considered a missed SLA for the measurement of Supplier’s compliance with the Service Levels for the affected month.
Should Gap select a Third Party Vendor to install store Equipment listed on Exhibit C (Pricing), Supplier will provide break/fix services as described in this SOW *; however, if a breakage occurs within * of the installation, *. Supplier is not responsible to verify the quality of the Third Party Vendor’s performance.
Register Service Calls:
i.    Clearance. IBM installation requirements stipulate a minimum 2 inches of clearance if the unit is installed horizontally. If installed vertically (i.e. on its side) the installation must incorporate an IBM approved stand (which provides for the 2" clearance on one side) and have a minimum of 2" clearance on the other.
ii.    Cooling Cooling of the base unit is provided through forced-air cooling by a fan contained in the power supply and/or processor area. Air vents must not be blocked, and the vents must have a minimum of two inches of clearance around the base unit (left and right) and be free of obstructions from excessive dust build up, cabinet walls, books, binders, papers or other items or materials.
ii.    Where Break/Fix Service is performed by IBM and adequate clearance and/or cooling as set forth above is not met, IBM agrees to perform the
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

work notwithstanding 1.2 (i) and/or (ii), and will document the Service as an out-of-scope issue (i.e. less than 2" clearance). The call is then coded as billable.

The Supplier CSR(s) will reload or reconfigure, as necessary, any Software from the appropriate backup media, if available and provided by Gap, to restore the Covered Machine(s) so that it functions in accordance with its Specifications provided that this work is required due to a Covered Machine malfunction.
If requested by Gap Store Support personnel the Supplier CSR(s) will stand by on site for up to one hour upon completion of the On-site Break/Fix Service for the CSR to call Gap Store Support and for Gap to verify the successful completion of the On-site Break/Fix Service provided Gap promptly after receipt of the call from the CSR (i) verifies successful completion of the On-site Break/Fix Service, or (ii) informs the CSR that the On-site Break/Fix Service has not been successful. If (a) the CSR leaves the Gap site prior to Gap’s verification of successful completion, or (b) the original Problem reported remained unresolved, and (c) Gap places another Service Request with respect to that Problem, then Supplier will use the same trouble ticket for second and any subsequent Service Requests with respect to the same original Problem on the same Covered Machine and the initial Service Request shall be considered unresolved until the Problem is in fact Resolved.

1.4	Service Request Monitoring and Management
Supplier will provide Service Request management for Store Services * for Gap Service Requests, including performing the following tasks for each Gap Service Request:

i.	Utilize an automated trouble ticket management system to view and monitor Gap Service Requests;

ii.	Coordinate Service Request activities and the scheduling of Supplier CSRs providing On-site Break/Fix Services;

iii.
Measure, track and evaluate the progress of open Service Requests and provide relevant information to Supplier and Gap Store Support as needed to facilitate the expeditious resolution of each Service Call; and

iv.
Promptly identify and escalate to the appropriate Supplier escalation personnel any Service Calls that have the potential to miss the applicable On-site Problem Resolution Period set forth in Exhibit B (Service Level Agreement), with the escalation personnel stepping in to use commercially reasonable efforts to complete such Service Calls within the applicable On-time Arrival Period and Problem Resolution Period, including the use

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

of the escalation processes described in Section 1.5 (Escalation of Service Calls) to this Attachment below.

1.5	Escalation of Service Calls
For any Service Call in Priority Response Level category Critical - T2/C2 - for which Supplier fails to resolve the problem within the period set forth in Exhibit B.1 (Service Level Matrix), Supplier will provide initial notification to Gap within * after the failure to resolve the Problem within the allotted period, providing Gap an explanation of the reason for the failure and an estimated time by which the Problem will be Resolved, and provide Gap frequent and relevant updates electronically thereafter until the Problem is Resolved. (Alternatively, if Supplier has reason to believe that it is likely to fail to Resolve the problem within the allotted time, Supplier may place this call before actually failing to Resolve the Problem within the allotted time.) For any Service Call in Priority Response Level category Urgent - T4/C4 - for which Supplier fails to resolve the Problem within the period set forth in Exhibit B.1 (Service Level Matrix), Supplier, will provide electronic updates via *.

1.6	Out-of-Scope Repairs
A.    The Maintenance Services do not cover the following:
a. Service of a Covered Machine damaged by malicious intent, gross misuse, modification of the Covered Machine (other than by Supplier or its agents), natural causes such as fire or flood, improper maintenance by Gap or its agents, or unsuitable physical operating environment outside of Covered Machine Specifications. For this purpose, assuming Supplier performs the initial installation, Gap’s operating environment as of the date of installation is deemed to be suitable;
b. Service of a Covered Machine with removed, or altered Covered Machine parts, or parts identification labels; provided, however, that alterations and removals by Supplier or its agents, or by virtue of the CRU process, shall not trigger the application of this exclusion;
c. Accidental Damage;
d. Failures caused by a product for which Supplier is not responsible; or
e. Accessories, and supply items listed as such in the applicable product manual; parts designed to be replaced or consumed periodically during the useful life of the product (e.g., batteries and printer cartridges) that are listed as such in the product Documentation, and structural or cosmetic parts (or damage to structural or cosmetic parts, including damage and
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

warping of any kind to the Covered Machine frames, housings and bezels) to the extent such parts or damage either have no impact on the operation of the Covered Machine or result from the circumstances described in Section 1.9 (Non-IBM Branded Machines) of this Attachment A. Notwithstanding the foregoing, in the case of an IBM Branded Machine, repair of a manufacturer’s defect shall not be treated as out of scope.
In addition to (d) above, Maintenance Services for Non-IBM Branded Machines does not cover:

1.	Covered Machine installation or engineering change activity;

2.	Correction of date related errors;

3.	Service of micro-code or firmware; or

4.	Service of features, parts, or devices not supplied by either (1) the Covered Machine’s OEM, or (2) Supplier during the performance of Maintenance Services.
If Gap requests Supplier to affect out-of-scope repairs for Covered Machines, then Supplier will do so for the appropriate charges set forth in Tables C-15.1 Per Event Pricing and C-15.2 Other Charges to Exhibit C (Pricing) of the Agreement, as approved by Gap.

1.7	Repair Parts and Spares
Supplier will maintain, at its own expense, adequate inventories of and supply arrangements for repair parts and replacement spares (including hard drives) for Covered Machines, at suitable geographic locations, to enable Supplier to meet the timeframes for On-site Arrival and Problem Resolution set forth in Exhibit B.1 (Service Level Matrix).
Supplier shall determine, acting reasonably, whether a malfunctioning Covered Machine can be repaired properly through the use of repair parts or whether such Covered Machine should be replaced with a functionally equivalent Covered Machine.
Repair parts will be functionally equivalent to, and of at least the same quality as, the part replaced. Supplier may use new or used parts, OEM parts, IBM Branded parts and non-OEM parts which are certified through the certification process noted below. If Gap or Supplier determine that a replacement part does not function in Gap’s operating environment, the Parties will promptly work together to determine root cause of the problem. Supplier will diligently and promptly work with Gap to certify the part, or another new part, in Gap’s operating environment. Gap will diligently and promptly work to certify such new part and will not unreasonably withhold or delay certification. Once the new part is certified by Gap, Supplier will use such certified part to correct the reported

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Problem. Supplier shall not be measured on such Service Calls for Service Levels calculation, including Service Level Defaults until a work-around is implemented by Gap or a part is certified by Gap. Service Calls by Gap related to these failing parts will not be measured by Supplier for call distribution purposes as defined in Exhibit B.1 (Service Level Matrix). While a part is being identified and or certified, the Parties will promptly work together to determine whether there is a reasonable workaround and, if there is such a workaround, implement it.
Gap will acquire title to the replacement parts or replacement IBM or Non-IBM Branded Machines at the time of exchange and, conversely, as appropriate, Supplier will acquire title to the failing parts or failing IBM or Non-IBM Branded Machines at the time of exchange, provided that before Supplier will acquire title to any such parts or machines, Supplier will perform a drive wipe on storage devices using a mutually agreed process as documented in the Procedures Manual. The replacement item will assume the warranty or Maintenance Service status of the replaced item. Before Supplier exchanges an IBM or Non-IBM Machine or part, Supplier will disconnect peripheral devices prior to the exchange of such Covered Machine or part. Gap will reimburse Supplier, at Supplier’s costs, for replacement parts that are not part of a Covered Machine as authorized by Gap. The replaced IBM or Non-IBM Machine or part shall be free of any legal obligations or restrictions that prevent its exchange.
If Gap does not refresh an IBM or Non-IBM branded machine that has reached either the Manufacturer’s published end of support date or the IT industry generally accepted end of life and IBM is unable to provide Maintenance Services at the prices set forth in Exhibit C (Pricing), *. *.

1.8	Depot Services for * (* and *) are defined as the following:

1.	Maintenance Services during Depot Business Hours: *.

2.
Repair coverage does not include any excluded items listed in Section 1.6 (Out of Scope Repairs.) Any repairs for items listed on Section 1.6 will be made on a time basis at the Depot Hourly rate set forth in Exhibit C.15.2.

3.	Supplier Help Desk and Technical Support as described in Section 1 of this SOW will be available * to support the troubleshooting efforts undertaken by Gap to increase the rate of remote resolution.

4.	For Store Equipment needing repair, Supplier will receive shipments from Gap Covered Locations and complete repairs within SLOs specified in Exhibits B.1 (Service Level Matrix).

5.	Shipping:

i.	For the US: Ground shipping from the Covered Location to the Supplier’s Repair Facility (defined as Supplier’s depot facility located in *) and from

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

the Supplier’s Repair Facility to the Gap-specified location are both at Supplier’s cost. Shipping shall be via Supplier’s designated carrier.

ii.
For Canada: Ground shipping from the Covered Location in Canada to the Supplier’s Repair Facility in the U.S. is at Supplier’s cost. Shipping from the Supplier’s Repair Facility in the U.S. to a Gap-specified location in the U.S. are also at Supplier’s expense. Gap, or Gap’s subcontractor, will arrange for all international shipments from the specified location in Canada to the IBM Repair Facility. Gap will be responsible for the cost of shipping the repaired equipment from the Gap US location/or Gap’s designated subcontractor in the U.S., to the designated location in Canada.

6.
Supplier shall inspect the exterior box for damage before accepting any shipment of Equipment for repair from Gap Covered Locations, notify the carrier of such damage, and reasonably assist Gap in the pursuit of claims for such damage.

7.	Supplier shall contact the Gap designated focal point when necessary to complete the Depot Services and processes, including the escalation of issues.

8.
Supplier will provide a return material authorization (RMA) number to Gap for return of * to Supplier. Should Gap elect to process a service request under the 'do not screen or DNS call placement option,' the associated IBM problem ticket provided electronically will be used as the return authorization. With the return of each piece of repaired equipment to Gap or Gap's designated subcontractor, Supplier will provide a box with return shipping label to Gap or Gap's designated subcontractor for use in future returns of defective equipment

9.
Supplier shall provide accurate and timely delivery of reports on standard break/fix monthly reporting on trends, failure rates, SLO reporting, or otherwise as agreed in writing by the Parties in accordance with the report delivery requirements contained in Section 3.19 of the Agreement and this Section 1.8 of Attachment A to Exhibit A.3.1.

10.
Supplier shall track and report Missing in Action (MIA) and Lost/Stolen inventory by Incident ID, Store number, and when provided by Gap, serial numbers. For clarification, for *, the MIA will include the Incident ID and the Gap-designated shipping tracking number and IBM will reimburse Gap for the shipping expenses related to that shipment. MIA and Lost/Stolen inventory will fall into one of the following categories:

i.	Equipment tracked for return will be tracked for *, reported on the a * basis, then fall onto the MIA or Lost/Stolen Report;

ii.	Equipment that has not been returned for over * shall be considered MIA and reported on the MIA Report.

11.
Supplier shall obtain written Gap approval for repair of Covered Machines that are considered Abused Units prior to providing repair services. Supplier will produce and email digital photos of Covered Machines returned to the Repair Facility that appear to be abused which Supplier claims would not be covered under maintenance along with a quote of the costs to repair. Gap will pay shipping costs for Covered Machines determined to be Abused Units.

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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Repair, if authorized, will be completed on a case by case basis. If prior written approval is not obtained, Gap will not be responsible for any fees for such repairs and Supplier will be responsible to replace any items scrapped. If approval to complete the repairs is provided by Gap, Supplier shall invoice Gap for the shipping costs and repair of the Covered Machines on a time basis utilizing the Depot Hourly rate set forth in Exhibit C.15.2. Approval shall be obtained from:
For Stores:
*
(or a designee specified by Gap in writing)

12.	Supplier shall contact the Gap designated focal point when necessary to resolve

13.	issues or provide clarification, for example, to report any Equipment received where the origin is not clearly marked on the shipping packaging.

14.
Supplier shall generate a notification to Gap’s Service Manager application to automatically update or close Service Center tickets once the Covered Machine has been repaired and shipped back to the Gap designated location.

15.	Supplier is not responsible for performing re-image of the hardware. This responsibility will be performed and retained by Gap and/or Gap’s third party supplier.

16.
De-installation of a failed Covered Machine and the installation of the repaired Covered Machine is Gap’s responsibility. Supplier will use a courier to transport the Covered Machine to the Repair Facility and will not repair the failed Covered Machine on-site.

1.9    Non-IBM Branded Machines
Supplier’s provision of the Maintenance Services for Covered Machines that are Non-IBM Branded Machines shall be subject to the following:
a.        Repair of Non-IBM Branded Machines is subject to the availability of repair parts and any technical support required of the OEM. If repair parts or OEM technical support become generally unavailable from the OEM for any type of Non-IBM Branded Machine that is a Covered Machine, Supplier shall so notify Gap and will use commercially reasonable efforts to provide the Maintenance Services in respect of that Covered Machine type for * after the date of such notification to Gap. Supplier shall be excused from any failure to meet Service Levels applicable to the performance of such Maintenance Services during the * period where Supplier can establish to Gap’s reasonable satisfaction that Supplier’s failure to meet the applicable Service Level was attributable to the general unavailability of repair parts or technical support required of the OEM and is not the result of Supplier’s failure to enter into appropriate agreements for such support with the OEM. The Parties agree that commercially reasonable efforts may be insufficient to accomplish a repair in the absence of such repair parts or OEM technical support;
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

b.    Gap will comply with the OEM’s guidelines for Non-IBM Branded Machines pertaining to operator responsibilities, user maintenance procedures and supplies prior to placing a Service Request where reasonable and practical under the circumstances. Gap will also comply with such Supplier guidelines for Non-IBM Branded Machines where mutually agreed;
c.    Supplier will provide preventative maintenance for Non-IBM Branded Machines where prescribed by the Covered Machine’s OEM in the OEM’s documentation for the Covered Machine;
d.    Where Supplier is responsible for maintenance of a Non-IBM Branded Machine, and IBM has an agreement with the OEM that IBM is allowed to provide warranty service, Supplier shall coordinate with and manage the provision of any warranty service from the OEM; and
e.    Supplier shall provide reasonable cooperation with third parties providing maintenance or warranty services for non-Covered Machines.
1.10    Reserved
1.11    Third Party Covered Machines.

Notwithstanding the other provisions of this Attachment A, the following provisions shall apply to Third Party Covered Machines. During the Third Party Maintenance Term, Supplier will provide Supplier and Third Party Maintenance Services for * and * in accordance with the Service Level specified for such Third Party Covered Machines in Exhibit B.1.2. All Third Party Covered Machines by type at a Covered Location must be maintained at the configuration level as specified by Gap.

A.    * Third Party Maintenance Services:

The * Third Maintenance Services include the following.

1.	Shipping as follows for Equipment from the * Repair Depot via Gap designated carrier and method as follows

i.	arrange shipments of repaired * Machines from the Repair Center to designated Covered Locations

ii.
ship Equipment for overnight delivery on all outbound repairs * the order was placed providing the order was received prior to the *, for *, including *. Orders placed after * will be shipped * for *, including *.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

iii.
The shipment to the Covered Location will include in the box: pre-printed return air bill, easy return instructions and appropriate customs forms for all Canadian shipments from the United States. The pre-printed return air bill form will include; incident ID number, equipment serial number and Repair Center

iv.	address. This shipment will be delivered as follows:

i.	Canadian Stores: by * local store time

ii.	United States: by * local store time

2.
Be responsible for * to inspect the exterior box for damage before accepting any shipment of Equipment for repair from Gap Stores, notify the carrier of such damage, and assist Gap in the pursuit of claims for such damage

3.	Be responsible for OEMs to meet the SLA defined in Exhibit B.1.3 for the Covered Machines listed in D.16.e.

4.	Contact the Gap designated focal point when necessary to complete the Third Party Maintenance Services and processes, including the escalation of issues.

5.	Promptly escalate Service Calls as necessary including to the Third Party for the Covered Machines listed in D.16.e, if requested by Gap.

6.	Address inventory discrepancies within * and replace missing Equipment within *.

7.	Ensure that * assigns a Return Material Authorization number (or other identifying number) for each Gap request to return Covered Machines (Exhibit D.16.e) for Maintenance Services

8.
Ensure that * provides Services during Depot Business Hours as follows: * excluding holidays observed by * - New Year’s Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and two discretionary holidays identified by Supplier before January 5th each year;

9.	Ensure * stores, secures, and tracks the Covered Machines as listed in Exhibit D.16.e in the Spares Pool inventory.

10.
Be responsible for * providing accurate and timely delivery of the reports specified in Attachment 2 of this Attachment A for covered Machines listed in Exhibit D.16.e. Reporting will be completed by * and delivered directly to Gap.

11.
Be responsible for * to track and report Missing in Action (MIA) and Lost/Stolen inventory by Incident ID, Store number, and when provided by Gap, serial numbers. MIA and Lost/Stolen inventory will fall into one of the following categories:

i.	Equipment tracked for return, the Equipment will be tracked for return for *, reported on the a * basis, then fall onto the MIA or Lost/Stolen Report;
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

ii.	Equipment that has not been returned for over * shall be considered MIA and reported on the MIA Report

12.
Invoice Gap for Third Party Repair Services for Third Party Covered Machines that are considered Abused Units after providing adequate information to Gap and Gap authorizes the repair of the Abused Unit in accordance with item 13 in this section

13.
Obtain written Gap approval for repair of Covered Machines or units that are considered Abused Units prior to providing repair services. Supplier will produce and email digital photos of Covered Machines returned to the Repair Center that appear to be abused which Supplier claims would not be covered under maintenance. Repair, if authorized, will be accomplished on a case by case basis. Supplier will submit a quote. If prior written approval is not obtained, Gap will not be responsible for any fees for such repairs and Supplier will be responsible to replace any items scrapped. Approval shall be obtained from:

*
(or a designee specified by Gap in writing)

14.	Contact the Gap designated focal point when necessary, for example, to report any Equipment received not having a Service Request call record.

15.	Generate an electronic notification to Gap’s Service Manager application to automatically close Service Manager tickets once the order has been shipped from the * Repair Center

16.
The * Spares Pool Inventory is not to be relocated without Gap’s prior written approval and a mutually agreed upon transition plan. If the Spares Pool Inventory is relocated, * will arrange for the transportation of Gap-owned equipment to the new location at * expense.

B.	Third Party Maintenance Services for * Branded Third Party Covered Machines. (“*”)
Supplier shall be responsible for providing the following: Third Party Maintenance Services for all * listed in Exhibit D.16.e. Supplier is fully responsible to ensure that these * Maintenance Services are provided by * at the agreed upon Service Levels specified in Exhibit B.1.2. * will contract with * to provide these * Maintenance Services to Gap with no discontinuity of other Services provided by * for Gap. The * Services to be provided for such * includes the following. Supplier shall ensure that * will:

1.	Provide Advanced Exchanged Services (*)

2.	Provide Replacement Services (*)

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

C.	* Maintenance Services (“*”) include:

a)	* maintenance for the * in the Gap Covered Locations for the Stores located in * and *.

b)
Maintenance Services will commence upon the date the * is installed and shall continue in accordance with the pricing set forth in Exhibit C (Pricing). Maintenance Services for * shall be provided as outlined in Section 1 (but not including 1.6 A (a)-(e)). Maintenance Services and Tasks and in accordance with the Service Level specified for such Third Party Covered Machines in Exhibit B.1 (Service Level Matrix).

c)	Promptly escalate Service Calls if requested by Gap.

d)	Gap agrees that calls related to moving the * while hot, causing the ink to come out into the device, *.

e)
* Maintenance Exclusions: After the Covered Machine warranty period expires, Section 1.6 A (a) – (e) above, shall apply to the Supplier provide maintenance services. (Notwithstanding the forgoing, the * will still be covered by Maintenance Services provided that Section 1.6 A (a) – (e) does not apply.)

f)
Any service identified in the above list, that is outside of Maintenance Services, and provided by Supplier or Supplier representatives at the Gap's request shall be invoiced to Gap at the labor rates established in Exhibit C.15.2 to the Agreement (excluding parts).

g)	Gap will not reimburse Supplier for costs of travel to perform Out of Scope Repair services.

D.	Procurement

1.    Supplier will purchase Equipment pursuant to the terms of the Machine Purchase, Implementation Services and Maintenance Services Agreement.

2.    If Gap procures * Third Party Covered Machines from IBM:

a) Supplier Maintenance will be purchased *

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

b) Supplier will require up to * from receipt of equipment at the Gap designated ship to location to complete the process of adding Third Party Covered Machines into the IBM Maintenance database

3.	If Gap procures * Third Party Covered Machines from * and if Gap chooses to procure IBM Maintenance Services:

a) Supplier Maintenance Services will be purchased *

b) Supplier will need up to * from receipt of equipment at the Gap designated ship to location to complete the process of adding Third Party Covered Machines in the IBM Maintenance database

4.	If Gap procures * Third Party Covered Machines from another Third Party Supplier and if Gap chooses to purchase IBM Maintenance Services:

a) Gap will need to submit Manufacturer's Warranty Information and machine type and serial information

b) Supplier will need * to complete the adding Third Party Covered Machines in the IBM Maintenance database

E.	Gap Responsibilities
In support of the Third Party Maintenance Services Gap agrees:

1.
to designate a technically qualified representative who will be Gap’s focal point for all communications with Supplier and * relative to the Third Party Maintenance Services and will have the authority to act on Gap’s behalf in matters regarding the Third Party Maintenance Services or arrange for Supplier and * access to the Gap personnel with such authority.

2.	to follow basic troubleshooting procedures prior to placing a Service Request.

3.	to be responsible for the cost of a repair or replacement unit whenever a unit sent by Gap for repair is agreed by Gap to be an Abused Unit.

4.	to be responsible for all data contained on Third Party Covered Machines sent by Gap for repair.

5.	arrange for shipment of malfunctioning Third Party Covered Machines to the Repair Center from a Covered Location

6.	Gap is responsible for all transportation costs, including risk of loss and damage associated with the return of the malfunctioning Third Party Covered Machine to the Repair Center.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

7.	to place Service Requests electronically to *, including requests for *

8.	For Supplier Advanced Exchange Service or Replacement Services, Gap agrees to:

a.	to provide the replacement inventory of spare Equipment (Hardware spares) for stocking at the Repair Center * prior to the start of Service.

b.	Provide Supplier the specific configuration level for all Radio Frequency (RF) products.
1.12    Preventative Maintenance
As part of the Maintenance Services, Supplier will perform preventative maintenance of IBM Branded Covered Machines in accordance with the Covered Machine Specifications (i.e. register printers). In general, Supplier CSRs will perform preventative maintenance throughout the Year while at Covered Locations to perform On-site Break/Fix Services.
Supplier’s obligations to perform preventative maintenance for Non-IBM Branded Covered Machines are set forth in Section 1.9, Non IBM Branded Machines Section 0 (Preventative Maintenance) of this Attachment A above.

2.	Maintenance Services Administration and Management
The Maintenance Services will be provided and managed by customer facing teams and operational units within Supplier.
Supplier will appoint a Customer Service Manager (who shall also be considered the Supplier Project Manager for this Attachment A), subject to Gap’s approval, who will serve as Gap’s primary point of contact for the Maintenance Services. The Customer Service Manager will be responsible for communicating and coordinating with Gap with regard to all aspects of the Maintenance Services, scheduling and organizing monthly service review meetings between Supplier and Gap, managing the preparation and presentation to Gap of each of the Deliverables listed in Section 5 (Deliverables) of the Attachment A and otherwise managing and administering Supplier’s performance of the Maintenance Services. Supplier will provide * prior written notice for changes of the Supplier Customer Service Manager. The Supplier Customer Service Manager will not be removed until a replacement is in place and trained. Supplier will not transfer the Customer Service Manager at a time or in a manner that would have a material adverse impact on delivery of Maintenance Services.
The Supplier Customer Service Manager or designate shall be responsible to perform tasks which include:

i.	Preparing and submitting on a timely basis the periodic reports required hereunder (“Service Delivery Reports”), with *;
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

ii.
Conducting regularly scheduled * meetings with Gap to review monthly Service Delivery Reports and conducting meetings with Gap to discuss other reports Gap may reasonably request and that Supplier can provide from data reasonably available to Supplier hereunder;

iii.
Coordinating the provision of Maintenance Services to Covered Locations, acting as Gap’s primary point of contact with respect to such Maintenance Services and providing consolidated management and administration of such Maintenance Services;

iv.
Tracking and managing Supplier’s overall plans relating to the provision of the Maintenance Services, including monitoring Gap plans made available to the Supplier Customer Service Manager for changes to Covered Machines;

v.	Forecasting, with the assistance of Gap, and maintaining and keeping up-to-date the Current Inventory of Covered Machines;

vi.	Escalating any product quality, end-of-life or parts availability issues to the Gap Project Manager promptly after Supplier becomes aware of such issues;

vii.	Tracking and making available to Gap, Maintenance Service performance trends and monitoring the performance of the Maintenance Services to identify, resolve, and/or avoid issues and problems; and

viii.	Providing and using * maintenance management tools and methodologies.

3.	Electronic Communications System
In providing the Maintenance Services, Supplier will use an *. Supplier has provided and will maintain a software link, from such system to Gap’s * call tracking system so that data is exchanged between the two (2) systems on a near real time basis in order to facilitate electronic creation of Service Requests, status monitoring and trouble ticket closing.

4.	Gap Retained Responsibilities
In support of the Maintenance Services set forth in this Attachment A, except as otherwise agreed in the Agreement or this Statement of Work, Gap agrees:
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

a.	to notify Supplier whenever Gap wishes to add Covered Machine types to an existing Covered Location or set up new Covered Locations;

b.	to participate in the Technical Call Screening Process for identified Covered Machines. Gap acknowledges that such participation will require reasonable participation of store personnel;

c.	to strive to achieve the call distribution targets of (T2) Critical - *%, (T4) Urgent – *%, (T9) Next Business Day *% and CRU – *%;

d.	where determined by Gap that a Customer Replaceable Unit can reasonably be used to repair a Covered Machine, Gap Store personnel will receive and install;

e.	to restrict use of any access codes Supplier provides to Gap so that such codes are used only by those who are authorized to do so;

f.
to timely provide Supplier with information Supplier reasonably requests but only to the extent necessary for Supplier to perform the Maintenance Services. Gap shall also notify Supplier of any changes to such information to the extent necessary for Supplier to perform its obligations under this Attachment A;

g.	to not use any electronic diagnostic and service delivery facilities provided by Supplier for purposes other than to support Covered Machines;

h.	to use the information obtained from Supplier in the course of Supplier performing the Maintenance Services only to support Gap’s information processing requirements within Gap’s enterprise;

i.
to designate a person called the Gap Project Manager who will be Gap’s focal point for communications with Supplier relative to the Maintenance Services and will either have the authority to act on Gap’s behalf in matters regarding the Maintenance Services or arrange for Supplier access to the Gap personnel with such authority. Gap’s Project Manager will coordinate and arrange for Supplier to be given access to Gap personnel, data, and information that is reasonably required by Supplier to fulfill Supplier’s responsibilities under this Attachment A. In executing this responsibility the Gap Project Manager will interface with the Supplier Customer Service Manager;

j.	to promptly review and consider problem determination, problem analysis, and Service Request procedures and changes thereto proposed by Supplier to facilitate the performance of the Services;

k.
Prior to Supplier performing the Maintenance Services, Gap will secure funds and appropriate data contained in a Covered Machine. If Gap fails to do so, Supplier shall nevertheless perform the Services but shall not be responsible for the consequences

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

related to Gap’s failure to secure programs, data, and funds contained in a Covered Machine;

l.
to use commercially reasonable efforts to increase efficiencies in Gap’s environment to the extent such efficiencies do not create other costs for Gap or otherwise have a material adverse impact on Gap;

m.	to place Service calls *;

n.
to designate initial Covered Locations to be covered by Maintenance Services and any new or relocated Covered Locations. Where possible provide Supplier thirty (30) days advance notice of any changes in Covered Locations;

o.	to designate Critical Service Levels;

p.
to have Gap staff available when Supplier arrives to provide requested support or schedules a Maintenance Services visit. Gap users, perform initial Problem determination, place Service Requests as necessary to Supplier, and indicate the Priority Response Level on the Service Request;

q.	to provide appropriate backup media of Software when Gap desires CSR to reload or reconfigure Software on Covered Machines after the repair of a malfunctioning Covered Machine;

r.	to promptly verify the successful completion of an On-site Break/Fix Service; and

s.
to promptly work with Supplier to determine the root cause when a repair part does not function in Gap’s operating environment, diligently and promptly work to certify a replacement part that does work, promptly work with Supplier to determine whether there is a reasonable workaround, and work with Supplier to implement such work around if appropriate.

5.	Deliverables
Supplier shall provide to Gap as the Deliverables under this Attachment A the documents described in the Table below.

Document	Description
*	*
*	*
*	*
*	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Attachment 1 to Attachment A – The reports listed in the table below will be created by * for * listed in Exhibit D.16.e. The Supplier will ensure the accuracy of the reports and will work with * to resolve the discrepancies.

Title	Frequency	Due	Recipients	Brief Description	Information Included
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*
*	*	*	*	*	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

ATTACHMENT B: IMAC Services - Store Installs, Moves, Adds, and Changes (United States, Canada and Puerto Rico)
Generally
Under this Attachment B, Supplier shall provide the Event-Specific Services in support of stores and field office installations, openings, closing, expansions, and relocations at Covered Locations

Definitions
Solely for the purposes of this Attachment B, the following capitalized terms used in this Attachment B shall have the meanings given below. Capitalized terms used but not defined in this Attachment B will have the meanings given them in the Agreement and the Statement of Work.
“Change Order” shall mean a modification to a Work Order that requires rework by Supplier or Supplier subcontractors. This term applies for change or cancellation fees applicable in the event a modification is requested or a Work Order is cancelled within * before the date the IMAC Service is scheduled. This * period will include the day the change or cancellation request was placed if it is made prior to *.

“Controller” shall mean a *.

“CSR” or “Customer Service Representative” shall mean a Supplier field and/or installation engineer who performs IMAC Services under this Attachment B to Exhibit A.3.1.

“Emergency Work Order” shall mean a Work Order that is received by Supplier from Gap and requires that Supplier perform IMAC Services on the same day the Work Order is received, provided the Work Order is received on a business day and before the time(s) set forth in this Exhibit A.3.1 (Stores Services SOW) or on the * business day if received on a non- business day or on a business day but after the time(s) set forth in this exhibit A.3.1 (Stores Services SOW).

“Event-Specific Services” shall mean the particular IMAC Services ordered by Gap for an event pursuant to a Store IMAC Services Work Order.

“Expedited Work Order” shall mean a Work Order other than an Emergency
Work Order that is received from Gap and requires that Supplier perform
IMAC Services on or before the * business day after receipt of the Work Order provided the Work Order is received on a business day and before the time(s) set forth in this Exhibit A.3.1 (Stores Services SOW) , or on the second business day if not
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

received by Supplier on a business day or if received by Supplier on a business day but after the time(s) set forth in this Exhibit A.3.1 (Stores Services SOW).

“Supplier Stores Project Office” shall consist of the Supplier Stores Project Manager and Project Administrators.

“Supplier Technical Support Staff” (or “Supplier TSS”) shall mean the Supplier personnel who provide Technical Support Services under this Attachment B.

“Pick and Pack Items” shall mean equipment that does not require configuration or Software load. This equipment will be picked, packed, and shipped from the Supplier Integration Center to a Gap specified location.

“Work Order” shall mean a request to perform IMAC Services which contains the information listed in Addendum 1 to Attachment C.

1.	IMAC Services

During the Term, Supplier shall provide the following IMAC Services, for the pricing set forth in Table C.15.1, C.15.2, C.15.3 and C.15.4 to Exhibit C, including:

a.	Project Management

b.	Project Administration

c.	Technical Support

d.	Installation/De-Installation of Store Equipment

e.	Procurement of Store Equipment.

f.	Deliverables

1.1	Project Management Services

In support of delivering IMAC Services, Supplier will provide project management for the Supplier responsibilities in this Attachment B from *. The objective of this task is to establish a framework for project communications, reporting, procedural and contractual activities and to coordinate the delivery and completion of IMAC Services from each Supplier organization under this Attachment B.

Supplier will appoint a Customer Service Manager (who shall also be considered the Supplier Project Manager for this Attachment D), subject to Gap’s approval, who will serve as Gap’s primary point of contact for the IMAC Services. The Customer Service Manager will be responsible for communicating and coordinating with Gap with regard to aspects of the IMAC Services, scheduling and organizing * service review meetings between Supplier and Gap, managing the preparation and presentation to Gap of each of the Deliverables listed
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

in Section 1.6 (Deliverables) and otherwise managing and administering Supplier’s performance of the IMAC Services.
Supplier will provide * written notice for changes of the Supplier Customer Service Manager. The Supplier Customer Service Manager will not be removed until a replacement is in place and trained. Supplier will not transfer the Customer Service Manager at a time or in a manner that would have a material adverse impact on delivery of the IMAC Services.

1.2	Project Administration Services

In support of delivering IMAC Services, Supplier will provide project administration and support for the Supplier responsibilities in this Attachment B *. The objective of this task is to provide administrative support and assistance.

The primary subtasks to be performed by Supplier include:

a.	Work Order Processing.

b.	Change Order Processing

c.	Deliverable Preparation

d.	Transportation Scheduling

e.	Inventory Administration and Management

f.	Coordinate the pick up of de-installed Store Equipment and other Store Equipment being replaced from a Gap store location.

1.3	Technical Support

In support of delivering IMAC Services, Supplier will provide technical support for the Supplier responsibilities in this Attachment B *. The objective of this task is to provide the Supplier CSRs with the technical support they require to complete performance of IMAC Services successfully and in a timely manner.

The primary subtasks to be performed by Supplier include:

a.	Confirm that the Supplier CSR is onsite.

b.	Notify the Supplier Project Office promptly of any problems reported by a Supplier CSR.

c.	Notify the Supplier Project Office promptly of any visible equipment damage reported by a Supplier CSR.

d.	Provide Problem determination as appropriate on equipment.

e.	Complete Gap project-specific checklist and publish the checklists to the Supplier and Gap Project Manager or designee.

f.	Review, approve or make recommendations to change installation instructions and procedures provided by the Gap project manager or his or her designee.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

g.	Review and provide changes to and updates to of the installation instructions and Supplier Integration Center integration procedures.

h.	Remove the serial numbers of de-installed equipment from the Gap’s asset tracking database(s).

1.4	Hardware Installation/De-installation

Supplier will perform the tasks and subtasks necessary to complete installation, testing and de-installation activities for IMAC Services as ordered by Gap *.

Supplier will perform the tasks listed below when performing IMAC Services at Gap store locations. These tasks include:

a.	Survey a Gap store site within the first twenty minutes of arrival time and report, to the Supplier Project Office, problems which may require standby time and incur an additional charge.

b.	Conduct Pre-Site Survey

c.	Check equipment for visible physical damage, and if evident, notify the Supplier Project Office.

d.	Install or de-install Store Equipment in accordance with Supplier's standard safety practices.

e.	Power-on installed Store Equipment.

f.
Perform tests to verify installed equipment is operating properly. For this purpose installed Store Equipment shall be considered to be operating properly if the tests produce the results set forth in Gap provided instructions. In the event the testing discloses that an item of Store Equipment is not operating properly, Supplier shall promptly determine the nature of the Problem. If there is a Problem with Store Equipment, Supplier shall repair it in accordance with the terms of Attachment A Maintenance Services to this Statement of Work. Otherwise, Supplier will perform Problem determination and escalate in accordance with the manufacturers or Gap-supplied problem determination/troubleshooting instructions for such equipment, both of which are supplied by Gap.

g.
Notify the personnel at Supplier’s Technical Support Staff (TSS) Help Desk of tasks Supplier cannot perform during the course of the visit. Schedule a return visit if requested or deemed necessary by either Gap or Supplier’s Project Office.

h.	Engage Supplier’s Technical Support Staff when Software Problems are encountered.

i.	Place packing material in the location designated for disposal.

j.	Record the serial numbers of the installed and de-installed Store Equipment.

1.5 Procurement of Store Equipment

Supplier will provide procurement services pursuant to Attachment B as follows:

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

a.	Receive Work Orders as specified in Addendum 1 to Attachment C or Purchase Orders from Gap identifying the models, quantities, Gap specified locations, and scheduled installation dates.

b.
Place the order with the appropriate Third Party Vendor pursuant to the terms of Gap’s contract with such Third Party Vendor or Supplier’s contract with such Third Party Vendor, as agreed upon by the parties in writing.

c.	Track the units from the Third Party Vendor until arrival at the Supplier Integration Center.

Procurement shall be considered complete for each Purchase Order when the equipment has been received at the Supplier Integration Center or at Gap-requested destination.

1.6 Deliverables

Supplier shall provide as the Deliverables under this Attachment B, the documents described in the Table below.

Report	Description	Frequency
	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Report	Description	Frequency
	*	*
*	*	*
*	*	*
1.7 Gap Retained Responsibilities
Gap agrees:

a)
To designate a Gap Project Manager who will be Gap’s focal point for communications with Supplier relative to the IMAC Services and will either have the authority to act on Gap’s behalf in matters regarding the IMAC Services or arrange for Supplier access to the Gap personnel with such authority. The Gap Project Manager will coordinate and arrange for Supplier to be given access to Gap personnel, data, and information that is reasonably required by Supplier to fulfill Supplier’s responsibilities under this Attachment D. In executing this responsibility the Gap Project Manager will interface with the Supplier Project Manager. The Gap Project Manager shall notify Supplier in writing if he or she delegates his or her responsibility.

b)
To timely provide Supplier with information Supplier reasonably requests but only to the extent necessary for Supplier to perform the IMAC Services. Gap shall also notify Supplier of any changes to such information to the extent necessary for Supplier to perform it obligations under this Attachment B.

c)	To schedule project status meetings when mutually agreed such meetings are necessary.

d)	To be reasonably available to answer questions from the Supplier Integration, Redistribution, and Technical Support teams to support the completion of the IMAC Services

e)
To submit Work Orders in accordance with Addendum 1 to Attachment C. Use commercially reasonable efforts to notify Supplier of upcoming work activity, via a Work Order, at least * prior to a scheduled activity date.

f)
Use commercial efforts to submit Emergency Work Orders to the Supplier Project Office no later than *. For the avoidance of doubt, Emergency Work Orders not received by * will be fulfilled on the following business day unless Gap authorizes additional resources to be applied to fulfill the order for delivery on the same day.

g)	To submit Emergency Work Orders for Pick and Pack Items to the Supplier Project Office no later than * for items at the Supplier Integration Center . For the avoidance of
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

doubt, Emergency Work Orders not received by * will be fulfilled on the following business day unless Gap authorizes additional resources to be applied to fulfill the order for delivery on the same day.

h)
To notify store personnel of the scope, date, and time of up-coming work to be performed by Supplier and to confirm that the store manager on duty will be present to open the door for the Supplier CSR.

i)	To schedule a Supplier CSR via * for printer swap installations following a failure of the printer that is to be replaced.

j)	To make a Gap Store Technologies analyst available on designated install days to provide software support to Supplier.

k)
To provide Gap specific written instructions/procedures to the Supplier Project Manager. The Parties acknowledge and agree that such directions, instructions and checklists may not be comprehensive or complete and that Supplier may be required to perform additional steps as needed to perform the IMAC Services that are logical and/or reasonable to perform the IMAC Services. These written instructions/procedures reflect Gap policies as of the Reference Date of the Agreement. The Parties specifically acknowledge and agree that such policies may change during the Term. Accordingly, Gap may make reasonable changes to such Attachments, with Supplier’s consent, which shall not be unreasonably withheld or delayed. Such changes shall be effective * after delivery of a copy thereof to Supplier; however, Supplier agrees to use commercially reasonable efforts to implement such changes within *.

l)	To review and update installation instructions and provide such instructions to the Supplier Project Manager.

m)	To use commercially reasonable efforts to ensure that consigned parts and Store Equipment meet established product Safety requirements of the market (i.e., UL, CSA, TUV).

n)
To submit a written work order to the Supplier Project Office requesting immediate receipt of equipment into available inventory for use on pending orders. Authorize additional Supplier Integration Center resources, if needed, to complete the immediate receipt of equipment to fulfill pending Work Orders.

o)	To use commercially reasonable efforts to provide a minimum of * advanced notice to the Supplier Project Manager to schedule Technical Support Services (Help Desk) personnel.

p)	To provide Supplier adequate space and desktop computer equipment for the Supplier Technical Support staff who will be located at Gap facilities.

q)
To provide training to Supplier personnel regarding use of the Gap Service Manager application. Provide Supplier personnel access to such application for data entry of serial numbers and call logging from Gap store installations on the designated install day.

r)
To provide in a timely manner Technical Support Staff security clearance and reasonable access to Gap facilities other than stores, but only to the extent necessary to perform the IMAC Services. Also, provide CSR’s reasonable access to stores. Other Supplier

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Personnel will be provided access in accordance with Gap’s generally applicable visitor policies and such access by Supplier will be in accordance with the provisions of the Agreement

s)	To supply a floor plan to Supplier depicting final placement of registers at each store for new and relocating store Work Orders.

t)	To use commercially reasonable efforts to prepare sites for installation prior to the scheduled install date.

u)	To provide a store manager or designated Gap representative to be on-site at each Gap location during the performance of any scheduled Work Order.

v)	To designate an area at each store for disposal of packing material.

w)	To provide the Supplier TSS with an OEM support phone number and/or Gap technical support contact to provide assistance with OEM Problem determination.

x)
In the case of a temporary store Work Order, to disconnect and move Covered Machines from one store to another prior to the scheduled Supplier installation services. If Gap requires that Supplier disconnect the Covered Machines in the existing store, Gap will specify this in the Work Order.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Attachment C: Warehouse Services (United States and Puerto Rico)
Generally
During the Term, Supplier will perform and provide Warehouse Services specified herein in support of the IMAC Services provided by Supplier. Capitalized terms used but not defined in this Attachment C will have the meanings given them in the Agreement or this Statement of Work (including its Attachments).

1.	Warehouse Services

a.	Warehousing and Integration Facilities.
Supplier will provide facilities at the Supplier Integration Center for storing and staging Store Equipment prior to shipping it to Gap locations in accordance with the following requirements:

i.	The Supplier Integration Center shall be *.

ii.	The Supplier Integration Center shall have storage facilities to maintain an active inventory area, quality inspection/control area, staging, and refurbish area.

iii.	The Supplier Integration Center shall use a workbench area dedicated to Gap when Supplier is staging Gap specific products.

iv.
The Supplier Integration Center staging area shall be equipped with an electro static protective workbench mat. Technicians must wear electro static bracelets when opening products including servers with internal hard drives and cards.

b.	Procurement and Inventory Management.
Warehouse Services include:

i.	Work with the Gap Project Manager to develop quarterly plans and non-binding projections of IMAC Services equipment requirements.

ii.	Stock inventories of Gap purchased Store Equipment at the Supplier Integration Center

iii.	Stock inventories of Gap purchased equipment for use in connection with Stores Network Services at the Supplier Integration Center

iv.	Track on-order Store Equipment purchased directly from Supplier through arrival at the Supplier Integration Center
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

v.
Direct shipment of on-order Store Equipment purchased directly from Supplier to a Gap store if approved by Gap, provide, track and manage the direct shipment of Store Equipment to Gap’s location so as to facilitate delivery in a timely fashion.

c.	Receipt of New Store Equipment
The Warehouse Services shall include:

i.	The Supplier Integration Center shall verify that shipping manifests match the contents of the boxes by opening and inspecting up to * percent of each shipment of boxes.

ii.
If the contents do not match the manifest, the Supplier Integration Center shall transfer the shipment into the quality area and notify the Supplier Project Manager promptly after the discrepancy is discovered.

iii.	Receive new Store equipment components into active inventory promptly upon receipt.

iv.	Record serial numbers of parts that Gap has specified will be serialized in the Supplier Inventory System or OEM inventory system.

d.	Receipt of Used Equipment
The Warehouse Services at Supplier Integration Center Services include:

i.
Receive used Store Equipment into used inventory, by part number, recording the serial numbers of Gap specified parts. If the Store Equipment is a Controller, the Supplier Integration Center will remove Gap-specified features and place the removed features into the used inventory, by part number;

ii.	Place used Store Equipment requiring repair or replacement of worn or defective parts in the quality area promptly following discovery;

iii.	Upon receipt into the quality area, notify the Supplier Project Office if the equipment is damaged.
1.    If the equipment is an In Service Machine, as defined in Attachment A of this Exhibit A.3.1, a * service call will be placed under the terms of Attachment A.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

2.    If repair required is Out of Scope or Out of Service Machine the Supplier Project Office will repair equipment as authorized by Gap according to Section 1.6 of Attachment A (Out of Scope Repairs).
3.    If equipment is not a Covered Machine, Supplier will follow directions provided by Gap.

iv.
Prior to shipping Store Equipment to Gap stores for installation, assemble, configure, integrate and test the products and pack them in “kits” to facilitate successful installation. Each kit will include the Store Equipment configured according to Gap’s specific requirements and associated cables, mounting hardware, software and installation documentation;

v.
    Stage Store Equipment in accordance with the applicable Work Order. Test Products in accordance with the instructions provided by Gap. This may include loading the operating system, testing I/O devices and performing diagnostics. Selected Store Equipment will be configured with store-specific information as requested by Gap;

1.    Confirm that items required for an order have been picked, staged and packaged per Gap’s requirements prior to shipping;
2.    Apply asset tags to Store Equipment specified by Gap; and
3.    complete equipment staging to support onsite delivery date(s) as requested in the Work Order so as to ship orders using the least expensive of those shipping alternatives generally utilized by Supplier (unless otherwise directed by Gap).

e.	Refurbishing Store Equipment
The Supplier Integration Center Services include:

i.	Refurbish the used Store Equipment that Gap requires to be refurbished.

ii.	Upon completing the refurbishment, receive the Store Equipment into active inventory under a part number that designates it as refurbished Store equipment.

f.	Emergency/Expedite Order Processing - Supplier Integration Center.
The Supplier Integration Center Services include:

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

i.
Fulfill Emergency/Expedite Work Orders received before *. Work Orders not received by * will be fulfilled on the following Business Day unless Gap authorizes additional resources to be applied to fulfill the order for delivery on the same day. Supplier shall not be required under this provision to fulfill orders to integrate stage and ship of the equipment for a new store.

g.	Emergency/Expedite Work Order for Pick/Pack Items
The Supplier Integration Center includes:

i.	Receive the request for an Emergency/Expedite Work Order for Pick/Pack Items from the Supplier Project Office.

ii.
Perform an assessment of “work in progress.” Upon completion of the assessment the Supplier Integration Center will notify the Supplier Project Office of the feasibility of completing the Work Order in time to make the next transportation pickup that day.

iii.
If additional resources are required, the Supplier Project Office will contact the Gap Project Manager or his or her designee for authorization to apply additional resources to complete the Work Order.

1.    If approval is obtained from the Gap Project Manager or his or her designee, the Supplier Integration Center will process the Work Order.
2.    Notify the Supplier Project Office of the transportation carrier used to ship the ordered Store Equipment and the estimated arrival time of the shipment.
3.    Notify the Supplier Project Office promptly if the Supplier Integration Center is unable to complete the Emergency/Expedite Work Order that day. The expectation is that the order can be fulfilled by close of the next business day.

iv.	Bulk Picking Events
1.    For Covered Machine inventory (serialized or non serialized) located at Supplier Integration Center, Supplier will make available to Gap the ability to pick from the inventory of Covered Machines a quantity of 11 or greater Covered Machines for shipment, for which Supplier will provide a discounted price for pick, pack, and arrangement of shipping.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

h.	Standby during Supplier Designated Holidays
The Supplier Integration Center Warehouse Services include:

i.
Be on call during Supplier designated holidays at the request of Gap. A minimum of * will have to be on call to fulfill the various positions at the Supplier Integration Center and a minimum of four hours per person will be charged at the holiday rate whether or not these people actually work. provision to fulfill orders to integrate stage and ship of the equipment for a new store.

i.	The Supplier Gap Visits to Supplier Integration Center.
The Supplier Project Manager will provide Warehouse Services in support of Gap visits which include:

i.	Arrange for a member of the Supplier Project Office to escort representative(s) of Gap on up to * visits per Year to the Supplier Integration Center

ii.
Gap will have the right upon request to visit the Supplier Integration Center and to conduct an inventory count on the Gap Store Equipment at the Integration Center. Supplier shall take whatever steps are required so that such inventory is in an area accessible to Gap personnel so that such personnel can inspect    and count each part. Supplier shall also cooperate with such Gap personnel. Gap’s access to the Supplier Integration Center will be limited to areas specifically designated by Supplier; provided, however, that such areas are reasonably sufficient to allow Gap to conduct the inventory count and inspection.

iii.
The Gap Project Manager will arrange for appropriate Gap personnel to perform the inventory audit. Gap and Supplier will cooperatively work together to schedule such visits and audit so that they do not impact Supplier’s performance and delivery schedules.

iv.
Gap will provide * notice to the Supplier Project Manager to schedule visits with the exception of full inventory audits. Gap will provide * notice to the Supplier Project Manager to schedule a full inventory audit.

v.	Supplier will address discrepancies noted between the latest inventory report and the physical inventory performed by Gap within * of the
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

audit, or longer as the Parties may mutually agree. In the event any item that is a Supplier product is not recovered within * after the inventory report is issued, Supplier will promptly take action to replace such item as soon as possible and in any event within a reasonable period of time. In the event the item that is not recovered is a third party product, Supplier at its election will promptly take action to replace such product or reimburse Gap for the cost of the actual replacement item as soon as possible and in any event within a reasonable period of time. Replacement items must be of equivalent functionality and configuration.

vi.
If the location of the Supplier Integration Center changes after the start date of this Attachment C, Supplier will arrange for the transportation of Gap-owned equipment to the new location at their own expense and will not interrupt the completion of any open work orders. In addition, Gap must perform an onsite inspection and validation of the new facility’s processes and software code loads for Gap owned equipment. Supplier will reimburse Gap for travel expenses incurred by * Gap personnel due to a move to a new facility and onsite inspection (i.e., economy air fare, hotel, and one (1) car).

j.	Gap Retained Responsibilities:
In support of the Warehouse Services set forth in this Attachment C, Gap agrees:

i.
To test new Software updates prior to delivery to the Supplier Integration Center for installations. Gap shall not send updates that in Gap’s reasonable judgment have not been successfully tested by Gap.

ii.
To use commercially reasonable efforts to deliver new and/or updated Software to the Supplier Integration Center * prior to the first requested onsite date. This includes a backup hard copy if the new or updated Software is delivered via *.

iii.	To designate which parts are serialized and which are not serialized.

iv.
To designate which used units of Store Equipment are to be refurbished and which are not to be refurbished and to monitor the refurbished inventory so that Supplier can be notified when more items need to be refurbished.

v.	To supply to Supplier a *, certain controllers, *, monitors and keyboards, cradles, Access Point units and cables, but only to the
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

extent required for Supplier to complete Gap-specific testing and/or Gap-supplied code load methods. Supplier shall only use such equipment for Gap’s benefit pursuant to the requirements of this Attachment C.

vi.	To provide Gap-specific written instructions and procedures regarding the staging and integration of the registers at least * prior to the first scheduled installation date.

vii.
To use commercially reasonable efforts to provide inventory to the Supplier Integration Center or Supplier CSC to meet service delivery requirements; and to provide written notification to the Supplier Project Manager at least * prior to the scheduled arrival date for Store Equipment not purchased from Supplier, including quantities and projected arrival date at the Supplier Integration Center or Supplier CSC.

viii.	To use commercially reasonable efforts to provide asset tags to the Supplier Integration Center to meet service delivery requirement.

ix.
To provide a manifest or bill of lading to the Supplier Integration Center for Store Equipment not purchased from Supplier showing Gap as the customer, description, and quantities in shipment for inbound OEM and consigned supplies that are shipped from a Third Party Vendor. Shipments not identified as Gap’s are subject to be returned to the sender due to lack of proper identification.

x.	To use commercially reasonable efforts to promptly resolve shipping discrepancies for Store Equipment not purchased from Supplier after notification by Supplier.

xi.
To provide written direction to the Supplier Project Manager for the disposal or return of Store Equipment that is not reasonably repairable at the Supplier Integration Center within * of notification from Supplier.

xii.
To provide written direction to Supplier within * of Supplier’s notification for any Store Equipment not included in the current Gap Inventory Report that has been received by an Supplier Integration Center to either 1) add such Store Equipment to the Gap Inventory Report and create a part number or 2) initiate a return of this Store Equipment to a Gap- identified vendor or store.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

xiii.	To maintain adequate inventory at the Supplier Integration Center or Supplier CSC to meet emergency shipping needs.

xiv.	To schedule up to * customer visits to the Supplier Integration Center or Supplier CSC during each year of the Term.

xv.	To provide * notice to the Supplier Project Manager to schedule surprise or partial inventory visits.

xvi.	To provide * notice to the Supplier Project Manager to schedule a full inventory audit.

xvii.	To arrange for and schedule Gap resources to participate in Supplier Integration Center visit.

xviii.	To provide Gap store profile data and IP addresses required for Work Orders for configuration of * and *.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

ADDENDUM 1 TO ATTACHMENT C
Each Event Services Work Order shall contain the following information:

1.	Order number

2.	Store Number or RCN

3.	Shipping Address and phone number

4.	Division (when applicable)

5.	Event Service requested (e.g., new store installation)

6.	Number of Registers (when applicable)

7.	Exceptions to the standard equipment template for new or relocating store orders or special

8.	instructions (when applicable)

9.	Order revision number and description of changes (when applicable)

10.	Type of * and * (when applicable)

11.	Scheduled installation date

12.	Equipment Pack/Pick- up date (when applicable)

13.	Number of Boxes and Box delivery date (when applicable)

A Work Order may be sent electronically by the Gap project manager or his or her designees -provided the Gap project manager has communicated to Supplier the delegation of authority to his or her designee prior to or simultaneously with Supplier’s receipt of the Work Order. Similarly, the Supplier Project Manager may accept the Work Order electronically.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.3.1    Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Exhibit A.4 - Statement of Work End User Support Services

to

Second Amended and Restated Master Services Agreement
March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

		Page No.
I.	General	1
II.	Managed Workstation Replacement Program	4
III.	Procurement	6
IV.	[Reserved]	7
V.	Asset Management	7
VI.	Tier 2 On-site Support	7
VII.	Tier 2 Installs, Moves, Adds and Changes (IMACs)	16
VIII.	Software Currency and Release Levels	19
IX.	Corporate Help Desk and Tier 2 Support	19
X.	Security	24
XI.	Workstation Software and Integration	27
XII.	Asset Disposal	2
XIII.	Software Licenses	30
XIV.	Deliverables	30
XV.	Gap Responsibilities	30
Appendix A-1	Deliverables	35

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

I.	GENERAL

1.1	Introduction
This Exhibit A.4 (End User Support Services Statement of Work), to the Agreement (this “Statement of Work”), supersedes all previous versions of Exhibit A.4, is effective as of the Second Amended and Restated Agreement Effective Date, and sets forth the minimal end user support services that Supplier shall provide as of the Second Amended and Restated Agreement Effective Date, with respect to the following service areas as identified in the table of contents to this Statement of Work and as more particularly described in this Statement of Work (individually each, a “End User Support Service,” and collectively described as the “End User Support Services”). The End User Support Services described herein apply generally to all Services provided by Supplier to Gap pursuant to the Agreement and shall be provided utilizing Supplier’s best practices. Supplier shall provide information on the End User Support Services using a media that is efficient, easy to use, and easily accessible by Gap Authorized Users and subject to Approval by Gap. Gap expects that Supplier will bring value to areas in addition to those identified in the Agreement and this Statement of Work. Supplier should describe any unique capabilities it possesses for assisting Gap in achieving additional improvements and describe how it would make such capabilities available to Gap.
Unless otherwise provided, references to Sections will be to Sections of this Statement of Work and references to Exhibits will be to Exhibits of the Agreement. The section headings in this Statement of Work are for reference purposes only and will not affect in any way the meaning or interpretation of this Statement of Work.
Supplier shall provide the Services as required to meet or exceed the Service Levels in Exhibit B.1 (Service Level Matrix). Supplier (i) has responsibility for the performance of the Services detailed in this Statement of Work; and (ii) shall be held responsible for the performance of the Services without regard to the use by Supplier of third-party products or suppliers. All changes to this Statement of Work will be mutually agreed to by the Gap and Supplier and implemented and managed using the Change Control Procedures.

1.2	Statement of Work Functionality
Per Gap requirements, there are several different sets of Statement of Work functionality defined for several different Gap entity requirements as follows:

(a)	Corporate Workstation support services consist of *;
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(b)	Corporate Workstations (Off-warranty) support services consist of *

(c)
Distribution Center Workstation support services consist of *. Warehouse Devices (other than Distribution Center Workstations) support will be provided by on-site or on-call Supplier personnel on a * basis with a * for service and shall include swapping the broken device with a Gap-provided spare, facilitation of repair (via authorized * charges or ship to/call the Gap third party maintenance or warranty provider), and redeployment. Support categories and charges for Warehouse Devices may be updated by Change Management as mutually agreed by the Parties;

(d)	Store Workstation services are defined in Exhibit A.3 (Store Services Statement of Work) and are excluded from this Statement of Work.

(e)	Supplier will perform *

(f)	Voice Support

(1)	Supplier will perform the following deskside support services:

(A)	*.

(B)	*.

(C)	*.

(D)	*

(E)	*

(g)	Audio/Video Conferencing Support

(1)	Supplier will perform the following deskside support services:

(A)	*.

(B)	*.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

1.3	Definitions
Except as otherwise expressly provided herein, or unless the context clearly requires otherwise, capitalized terms used in this Statement of Work shall have the meanings set forth below. Capitalized terms used in this Statement of Work but not otherwise defined in this Statement of Work shall have the meanings ascribed to them in Exhibit A.1 (Glossary to Statements of Work).
“Add” has the meaning set forth in Section VII(a)(5).
“Agreement” means the Master Services Agreement dated as of the Reference Date between Gap and Supplier.
“Build” has the meaning set forth in Section VII(a)(7).
“Cascade” has the meaning set forth in Section VII(a)(4).
“Change” has the meaning set forth in Section VII(a)(6).
“Corporate User” means any Authorized User on the Gap Corporate Image.
“De-Install” has the meaning set forth in Section VII(a)(3).
“Deskside” means technical support provided at the location where the equipment is installed or typically located.
“Distribution Center” means a Gap distribution center where store inventory is maintained and managed for shipment to stores as listed on Exhibit D.17.
“FTE” or “Full Time Equivalent” means a Full-Time resource or multiple resources assigned by Supplier to provide the Services.
“IMAC” has the meaning set forth in Section VII (Installs, Moves, Adds and Changes (IMACs)).
“Install” the meaning set forth in Section VII(a)(1).
“Managed Workstation Replacement Program” means the annual process for replacing older workstation hardware, based on approved funding and targeted hardware age goals.
“Move” the meaning set forth in Section VII(a)(2).
“Removal/Disposal Services” has the meaning set forth in Section 12.1(a).
“Time and Materials” means work performed and filled as a pass-through of actual expenses incurred for material and an agreed upon labor rate.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

“Warehouse Devices” means all devices listed on Exhibit D.16(c), other than end user Workstations.
“Workstation” means a desktop or laptop having a complete end-user computing configuration, including standard hardware identified in the Gap Request Center tool (e.g., keyboard, monitor, CPU, mouse, peripherals, network, video adapters, modem and removable media drives) and core system and user software (e.g., operating system software, memory manager, device drives, configuration scripts, E-mail, productivity tools) whose support is detailed in this Statement of Work.
“Workstation Replacement Program” has the meaning set forth in Section 2.1(a).

II.	MANAGED WORKSTATION REPLACEMENT

2.1	General

(a)
Supplier shall provide the Services as detailed in this Statement of Work to implement and manage a program for installing new Workstations at domestic Gap locations in accordance with the annual schedule to be determined by Gap (“Workstation Replacement Program”). Gap estimates that approximately * new Workstations will be deployed in each calendar year based on current headcount.

(b)
Supplier shall install and test all Workstations in accordance with the terms and defined completion criteria provided in this Statement of Work. Supplier shall interface with and otherwise coordinate its performance of the Services with functions performed by Gap personnel and third party equipment manufacturers.

2.2	Managed Workstation Replacement Services

(a)
Supplier shall provide the Services outlined in this Statement of Work for staging and installing Workstations and connecting all other peripheral equipment ordered or already existing in connection with such Workstations as specified in Exhibit D.16 (Gap Equipment).

(b)	Supplier shall physically install new Workstations as follows:

(1)	Verifying that the End User -initiated automated backup took place;

(2)	Disconnecting the existing Workstation, inventorying it, labeling it with previous owner information, staging where end user data can
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

easily be accessed through Supplier for * before removal, and removing it as instructed by Gap;

(3)
Connecting the new Workstation to a Gap-supplied * server and initiating a download of end-user specific applications via the * software, or using other approved means to add appropriate end user specific applications (e.g., *);

(4)	Connecting the new Workstation and the peripherals to the power source, local area network, and other available connections required to complete and approve installation;

(5)	“Powering up” the new Workstation and other peripherals;

(6)
Where appropriate, configuring a Gap-designated IP address and maintaining connectivity, configuring network parameters, logging on to network, mapping to network drives and printing to an appropriate printer. The information required to complete this task will be provided to Supplier * before installation;

(7)
Testing that the new Workstation powers up and boots and that each supported peripheral, installed device and communications link is configured and operating properly to provide functionality and connectivity, and that each properly connects to and across the network and functions properly with its associated peripherals;

(8)	Migrating all end user data, configurations and settings to the new Workstation using tools provided by Gap;

(9)
Verifying that application installation, conversion of data file structures, and data migration has occurred through validation that the new Workstation functions per the manufacturer’s specifications; and

(10)
Where appropriate, (A) recovering delivery boxes for shipping removed Workstations; (B) transporting delivery boxes to an on-site location designated by Gap for pickup by Gap’s recycling vendor; or (C) if no such location is specified, removing and discarding delivery boxes on-site at Gap, as directed by the Gap Location Manager.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(c)	Installations shall be scheduled to be performed during normal Business Hours or outside normal Business Hours, as requested by the end user at each Gap location.

(d)
Supplier shall unpack all Workstations, and as appropriate, set aside the packing materials for use in packing the de-installed equipment. If Gap determines that the packing material is not required, then Supplier will discard such packing materials in a Gap-identified on-site location.

2.3	End User Documentation
Supplier shall be responsible for the delivery of any Gap approved “leave behinds” for end users, including instructional documentation relating to the installed Workstation and Supported Software. The content of “leave behinds” will be set forth in the Gap-IBM Procedures Manual.

2.4	End User Acceptance Testing
Supplier shall be responsible for obtaining sign-off from a Gap employee designated by Gap that each Workstation has been installed and that all items on the user acceptance checklist set forth in the Gap-IBM Procedures Manual have been completed.

III.	PROCUREMENT

3.1	General

(a)
Gap shall procure the workstation hardware and software. Gap is responsible for all invoices generated as a result of requests from the procurement system and for orders placed by other approved means.

(b)
Gap shall be responsible for procuring the Workstations with a * on-site warranty for Workstations and delivering them to a designated secure location. Supplier will sign for receipt of Workstations upon delivery to Supplier from Gap, and will track such Workstations from such point though installation, if received at a Gap site where Supplier has dedicated personnel. At field/remote sites, Gap personnel will sign for the Workstations.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

IV.	[RESERVED]

V.	ASSET MANAGEMENT

5.1	Asset Tracking

(a)	Supplier shall adhere to the Gap Asset Management process.

(b)
Supplier shall utilize Gap-provided asset tools for Workstation Equipment and Software that support auto discovery and facilitate effective deployment and re-use of Gap-owned Equipment and Software, and enable a common view in terms of information access and presentation by Gap and Supplier.

(c)	Supplier shall verify employee name and asset tag and notify Gap of variances from Gap-provided inventory via a Problem ticket.

(d)	Supplier shall verify, where appropriate, inventory information upon an Authorized User’s request for IMACs per the Gap-IBM Procedures Manual.

(e)	Supplier shall verify, where appropriate, inventory information upon an Authorized User’s request for * service received from the Help Desk.

(f)
Supplier shall update the Gap Asset Inventory and Management System by removing assets that are no longer in use to the extent Supplier is aware of such assets, modifying asset information due to IMACs, which may include asset relocation and/or use by a different Authorized User, modifying asset information to extent Supplier is aware due to building and location moves completed by other authorized teams, hardware and software upgrades, adding new asset information upon Implementation of new hardware or Software and when additional Gap information is provided, and including Third Party information where appropriate (e.g., Third Party Vendors providing Equipment disposal services), via a Problem Change ticket to the Gap Asset Management team.

VI.	TIER 2 ON-SITE SUPPORT
This Section VI (Tier 2 On-site Support) provides * categories of “Tier 2 On-site Support” that is provided by Supplier or that Gap can request. To the extent Gap orders a category of Tier 2 On-site Support pursuant to the applicable provisions of this Statement of Work, Supplier shall provide the Services described in the applicable subsection of this Section VI (Tier 2 On-site Support).

(a)	General Terms Applicable to all Tier 2 On-site Support:

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(1)
Supplier shall provide the following periodic reports on the Services provided by Supplier: (A) * reports showing Supplier’s performance against the Service Levels; (B) * trending reports; and (C) * issues list and mitigation strategies;

(2)	Supplier shall escalate Incidents and Problems in accordance with escalation procedures to be described in the Gap-IBM Procedures Manual;

(3)	Supplier shall maintain routine communications with the Gap Workstation SME and will communicate with affected end users on all Problems through resolution;

(4)	Supplier shall utilize * Service Manager tool to view and monitor Gap Service Requests, Incidents & Problems. Supplier shall use Gap’s Request Center tool to receive and process IMAC requests;

(5)	Supplier shall coordinate Problem resolution activities and the scheduling of Supplier technicians providing on-site Services;

(6)	Supplier shall measure, track and evaluate the progress of open Problems and provide relevant information to Gap as necessary to facilitate the resolution of each Problem;

(7)	Supplier shall provide service personnel who are trained in direct support of the Workstations they support;

(8)	Supplier shall manage a pool of Gap-owned spare parts or hot spare Workstations for use in supporting Workstations;

(9)	Supplier will manage depots in the following locations as described below:

(A)	*

(i)	*;

(B)	*

(i)	*;

(C)	*

(i)	*.

(D)	*

(i)	*.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(10)	Supplier shall provide reasonable cooperation with third parties providing maintenance or warranty services for all Workstations that are not in the scope of this Statement of Work;

(11)
Supplier will provide Tier 2 technicians with Microsoft Outlook licenses and “smart phones” to facilitate efficient deployment of Tier 2 resources and processing of Service Request and/or Incident tickets;

(12)
Supplier will assign at least one (1) Tier 2 technician at each Distribution Center whose primary responsibility is to address Tier 2 Workstation Problem tickets. In the event that the volume of Tier 2 Workstation Problem tickets at a Distribution Center is not sufficient to warrant a full time technician, such technician may address other types of Distribution Center Problem tickets as long as the Tier 2 Workstation Problem tickets are given highest priority and Service Levels under Exhibit B to the Agreement are not impacted;

(13)
IBM will assign a sufficient number of Tier 2 technicians for both PC and Macs to meet the Service Levels set forth in Exhibit B.1 of the Agreement. Exhibit D.17 sets forth the type of Tier 2 support (either on-site or remote) provided by Supplier for each Gap Location.

(14)	Supplier shall provide assistance to the Gap Executive Support team as reasonably requested to resolve Problems;

(15)
Supplier shall assign a site focal at the following Gap Locations. Supplier and Gap will mutually agree to adjust the quantities and locations of the site focal as the Gap Authorized User population changes over time:

(A)	*

(B)	*

(C)	*

(D)	*

(E)	*

(F)	*

(G)	*

(H)	*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(I)	Other Gap Locations may be considered on case by case basis.
The Site Focal shall be responsible for:

(J)
Developing relationships with Gap Authorized Users in order to facilitate more efficient resolution of Problems and develop a better understanding of the end user local working environment and Problems presented;

(K)	Resolve local escalations or reported Problems within Service Levels;

(L)	Proactively i) identify trends that impact end user services, and ii) solve Problems common to multiple end users.

(16)	Make Supplier Tier 2 Deskside Support Team available to be trained by Gap on new Gap technologies as reasonably necessary;

(17)
Supplier will staff a “walk in service” counter (“service counter”) for servicing only laptops. The service counter will be built by Gap at * & *. At the service counter, Supplier will perform initial Problem determination and provide the Gap Authorized User with an estimated repair time that will meet Service Levels under Exhibit B to the Agreement. Supplier will offer the following services at the service counter:

(A)	*;

(B)	*;

(C)	*;

(D)	*;

(E)	*.

(F)	*

(G)	*

(18)	Supplier will support connecting to wireless access for Gap-issued equipment within Gap Locations.

(19)	Supplier’s Tier 2 On-site Support Services do not cover the following:
(A) service of a Workstation damaged by malicious intent, gross misuse, modification of the Workstation (other than by Supplier or
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

its agents), natural causes such as fire or flood, improper maintenance by Gap or its agents, or unsuitable physical operating environment outside of Workstation Specifications. For this purpose, assuming Supplier performs the initial installation, Gap’s operating environment as of the date of installation is deemed to be suitable;
(B) labor to install parts deemed to be “Customer Replaceable Units” by the manufacturers’ warranties;
(C) service of a Workstation with removed or altered Workstation parts or parts identification labels; provided, however, that alterations and removals by Supplier or its agents, or by virtue of the Customer Replaceable Unit process, shall not trigger the application of this exclusion;
(D) Workstation failures caused by equipment not on Gap’s list of supported peripheral equipment or software that is other than supported Software;
(E) accessories, supply items and parts designed to be replaced or consumed periodically during the useful life of the product (e.g., batteries and printer cartridges);
(F) installation or engineering change activity that is not covered by the manufacturers’ warranties;
(G) service of features, parts, or devices not supplied by either 1) the Workstation’s OEM or 2) Supplier during the performance of maintenance services; or
(H) preventive maintenance
(20) If Gap requests Supplier to perform out-of-scope repairs for Workstations (i.e., repairs not within the scope of Section VI(b), Section VI(c), or the repairs excluded in Section VI(a)(19) above, as applicable), Supplier will do so for the charges set forth in Exhibit C (Fees and Resource Baselines) per Section VI(d).

(b)	Maintenance Services for Workstations Under Warranty.

(1)
In accordance with the Service Levels set forth in Exhibit B.1 (Service Level Matrix), Supplier shall be responsible for providing or coordinating on-site warranty hardware repair. If the Workstation cannot be repaired (“broken Workstation”) at the Authorized User’s location or at the service counter, as relevant, a temporary Workstation, as described in Section (b)(2) below, will be provided. For non-hard drive failures and if compatible hardware is available in the loaner pool, Supplier will transfer the hard drive from the broken Workstation to the temporary Workstation. For hard drive failures, IBM will provide a

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

temporary Workstation containing Gap’s basic laptop image. The broken Workstation will be removed to the Workstation depot (or another agreed to location) for Supplier-provided or warranty-provider break / fix, as appropriate, and then returned to the Authorized User, and, where appropriate, the hard drive will be removed from the temporary Workstation and placed back into the repaired Workstation. If Supplier has provided all the temporary Workstations to Authorized Users with broken Workstations so that there are no temporary Workstations available to deploy, Supplier will prioritize repair of broken Workstations so that those Authorized Users without a temporary Workstation will receive highest priority for Workstation repair.

(2)
Gap will provide Supplier with a pool of temporary Workstations (“Workstation Spares Pool”) to be used by Supplier as provided in Section (b)(1) above. Supplier will be responsible to i) ensure that all the Workstations in the Workstation Spares Pool have the latest Workstation operating systems in use by Gap, ii) maintain the Workstations in the Workstation Spares Pool in good working order, iii) ensure that the Gap Authorized User who is provided a temporary Workstation returns that Workstation to Supplier, iv) ensure that upon return of a temporary Workstation, all desktop content is removed from the temporary Workstation before that Workstation is loaned to another Authorized User.

(3)
Supplier shall troubleshoot, diagnose and repair reported Problems with the Workstations. Repair shall be to correct the Problem reported so that the Workstation is operational and working in accordance with manufacturer’s Specifications;

(4)	Supplier shall validate Workstation warranty status;

(5)	Supplier shall coordinate and schedule hardware repair activities with the End User or the Gap focal point;

(6)
Supplier shall obtain the proper replacement part(s) if required to resolve the Problem, and provide such parts, materials, labor, and perform tasks required to repair covered Workstations to manufacturer’s Specifications;

(7)	Supplier shall record, update and close the Incident or Problem in Service Manager;

(8)
Supplier shall manage Problem resolution through completion (including shipment of defective Non-Supplier Workstations to the appropriate manufacturer to the extent required under the manufacturer’s warranty to complete such resolution);

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(9)	Supplier shall provide and dispatch support specialists to provide on-site maintenance services as Supplier deems necessary to identify and resolve Problems; and

(10)
Repair of OEM Workstations is subject to the availability of repair parts and any technical support required of the OEM. If repair parts or OEM technical support become permanently unavailable for any type of OEM Workstations, Supplier shall so notify Gap and will use commercially reasonable efforts to provide the maintenance services in respect to that Workstation type for up to * after the date of such notification to Gap. Supplier shall be excused from any failure to meet Service Levels applicable to the performance of such maintenance services during the * period where Supplier can establish to Gap’s reasonable satisfaction that Supplier’s failure to meet the applicable Service Level was attributable to the unavailability of repair parts or technical support required of the OEM. The Parties agree that commercially reasonable efforts may be insufficient to accomplish a repair in the absence of repair parts or OEM technical support. During such * period, the Parties will work together to (A) find an alternate means for supporting such Workstations, or (B) determine a replacement Workstation.

(c)	Out-of-Warranty Workstations.

(1)
In accordance with the Service Levels set forth in Exhibit B.1 (Service Level Matrix), if an out of warranty workstation fails, Supplier will first attempt to resolve by reimaging the machine. If the problem is not resolved by the reimage, Supplier will swap the failed machine with an equivalent machine from the Gap-supplied spares pool. Supplier shall troubleshoot, diagnose and repair reported Problems with the Off-warranty Workstations. Repair shall be to correct the Problem reported so that the Workstation is operational and working in accordance with OEM Specifications;

(2)	Supplier shall coordinate and schedule hardware swap activities with the End User or the Gap responsible employee;

(3)	Supplier shall record, update and close the Problem in Service Manager; and

(4)	Supplier shall provide and dispatch support specialists to provide on-site maintenance services as Supplier deems necessary to identify and resolve Problems.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(d)	Time and Materials Support.

(1)
Supplier will repair Workstations to the extent such repairs are not included elsewhere in the Services described in this Statement of Work on a Time and Materials basis at the rates set forth in Exhibit C (Fees and Resource Baselines). Prior to performing any Time and Materials Services, Supplier will provide, at no charge, an estimate to Gap for Gap’s review and Approval. If Gap approves the estimate and issues a resulting Service Ticket, Supplier shall promptly proceed to perform the Services;

(2)
Supplier shall provide additional information technology services related to Workstations at Gap locations when requested by Gap, including sweeping buildings during a virus attack, making printer configuration changes after large department moves, and assisting with projects requiring desktop visits. These Services will use (A) available on-site resources at Gap locations, provided that to the extent the Gap Statement of Work Manager (or his or her designee) directs Supplier Statement of Work Manager (or his or her designee) to use on-site resources for this purpose, Supplier shall be excused from meeting the Service Levels to the extent the failure to meet such Service Levels is caused by such direction; or (B) incremental resources authorized by Gap that are dispatched to a Gap location on a Time and Materials basis; and

(3)	Supplier shall record, update and close each Problem or Service Request in Service Manager.

(e)	Onsite Software Support.

(1)
Supplier shall be responsible for resolving Problems with supported Software referred to Supplier from Gap that relate to the Workstations at Gap Sites, except for * Problems that require application-level re-engineering to resolve;

(2)	Supplier shall provide and dispatch support specialists to provide Tier 2 On-site Support Services as Supplier deems necessary to identify and resolve Problems;

(3)	Supplier shall support and resolve Problems with supported Software included in Gap’s standard Workstation configuration, whether pre-existing or subsequently added during the Term;
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(4)	Supplier shall provide remote Workstation support for remote dial-in end users (e.g., end users who are traveling or remotely accessing LAN-based services);

(5)	Supplier shall diagnose and resolve reported supported Software Tier 2 Problems that may include, but are not limited to, the following:

(A)	Update BIOS, if required;

(B)	Resolve device driver conflicts; or

(C)	Resolve software configuration issues.

(6)	Supplier shall provide end user orientation on prevention of same Problem, when applicable; and

(7)	Supplier shall record, update and close the Problem in Service Manager.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

VII.	TIER 2 INSTALLS, MOVES, ADDS AND CHANGES (IMACS)
As requested by Gap, Supplier shall be responsible for planning, managing, performing and testing installs, moves, adds, changes, cascades, de-installs, and refreshes for Workstations and peripheral equipment (“IMACs”). Installs, moves, adds and changes carried out pursuant to Problem management activities shall not be treated as IMACs. Supplier’s specific responsibilities with respect to IMACs are the following (for the avoidance of doubt, remote IMACs are considered a help desk ticket):

(a)	IMACs are defined as follows:

(1)
“Install” means the installation and testing of an Authorized User Workstation as ordered (with pre-delivery preparation previously completed) and includes checking that the Equipment and Software are functional with network operational connectivity, and that standard external devices ordered along with the system unit are attached and working correctly. If an Authorized User requests that Supplier (A) manually install Software identified in the standard configurations or (B) install hardware features, in each case, that are in addition to the base configuration for that Authorized User, it will be tracked and charged as the appropriate hard Change. An Install also includes updating Authorized User printer settings as necessary.

(2)	“Move” means:
(A)        within a building – disconnecting a currently installed system unit, including the directly attached peripheral devices, packing the equipment for movement from the current end user’s location at a building to the new end user location within the same building and for the same end user, unpacking and reconnecting the same system unit and the directly attached peripheral devices and, upon completion of such activities, conducting the manufacturer’s standard installation tests to verify the hardware and software are functional with network connectivity, provided Gap has provided such test specifications and there is a network data line installed at the new location.
(B)    between buildings – disconnecting a currently installed system unit, including the directly attached peripheral devices, packing the equipment for movement from the current end user location at a building to the new end user location at another building for the same end user, unpacking and reconnecting the same system unit and the directly attached peripheral devices and, upon completion of such activities, conducting the manufacturer’s standard installation tests to verify the hardware and software are

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

functional with network connectivity, provided Gap has provided such test specifications and there is a network data line installed at the new location. The actual move is performed by Gap facilities personnel.

(3)
“De-install” means disconnect only – for those system units at a building that are being disconnected and which are not being reconnected at a new location, disconnecting a currently installed system unit, including the directly attached peripheral devices, packaging the equipment and moving it from the current end user location to a Gap-designated storage or staging area within the building for Gap’s removal or disposal.

(4)
“Cascade” means (A) De-installing an Authorized User’s Equipment, (B) reconfiguring the Equipment and Software to conform to the standard configurations and (C) Installing and testing the reconfigured unit, including checking that the Equipment and Software are functional with network operational connectivity, and that standard external devices ordered along with the system unit are attached and working correctly.

(5)	“Add” means, with respect to:
(A)    hardware – installing an additional external device (such as an external modem, disk, printer scanner) and appropriate device driver to a currently installed system unit.
(B)    software – installing up to * additional supported Software products, to a currently installed system unit, (via diskette or other method), without any customization.

(6)	“Change” means, with respect to:
(A)    hardware – performing a modification to an existing system unit such as a hardware upgrade (to add functionality) or a downgrade (to remove functionality), including a device driver and, upon completion of such activity, conducting the manufacturer’s standard installation tests to verify the hardware and software are functional with network connectivity, provided Gap has provided such test specifications and there is a network data line installed at the location.
(B)    software – performing a modification to an existing software configuration according to specific documentation or instructions, such as setting up network icons or
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

customizing an application load and, upon completion of such activities, conducting the manufacturer’s standard installation tests to verify that the hardware and software are functional with network connectivity, provided Gap has provided such test specifications and there is a network data line installed at the location.

(7)	“Build” means for any new Authorized User Workstation Equipment to be installed, the activities not performed by the hardware seller prior to shipment, such as:

(A)	build and configure the system in conformance with the standard configurations;

(B)	run diagnostics on all configuration components;

(C)	load and configure Software in conformance with the standard configurations;

(D)	perform configuration testing;

(E)	install Gap asset tags and record on ticket according to the Gap-IBM Procedures Manual; and

(F)
perform hardware burn-in; and repackage the fully assembled and tested system, including configuration documentation or other applicable documentation, in one container or as a banded unit, apply shipping labels, generate appropriate shipping documentation, and drop ship to the designated Gap Site.

(b)
As part of planning an IMAC, Supplier shall receive IMAC and shall validate the correctness of IMAC orders as defined in the Gap-IBM Procedures Manual. In addition, Supplier shall, for each IMAC, establish a back-out procedure so as to be able to undo such IMAC and restore pre-IMAC status in the event of unsuccessful testing. If Gap space planning personnel are involved in an IMAC, Supplier shall coordinate with such Gap personnel.

(c)
Supplier shall be responsible for coordinating each IMAC from receipt of service request to completion, including coordinating with Gap groups and third party suppliers regarding applicable services/products.

(d)
Individual service events are considered complete upon verification that a new or existing Workstation, feature and/or software functions per the OEM Specifications after completion of the IMAC request. If an IMAC

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

occurs after Business Hours, such support shall begin the * and continue as is necessary and appropriate.

(e)
Supplier shall test all Workstations detailed in the IMAC request or ticket, as relevant, following completion of the IMAC. An IMAC shall be deemed completed when Supplier has notified Gap that such IMAC has successfully passed the applicable acceptance testing procedures as defined in the Gap-IBM Procedures Manual and the Gap end user has notified Supplier of end user acceptance.

(f)
Upon the completion of each IMAC performed by Supplier, Supplier shall update the asset tracking records in a timely manner to document such IMAC, via the Request Center ticket. IMACs shall be charged to Gap in accordance with Exhibit C (Fees and Resource Charges).

(g)
Inclusion of End-to-End Scope. With respect to any particular Workstation, a single IMAC includes all activities related to the IMAC when requested at the same time, including determining requirements, scheduling, setup/staging, transfer of local data, testing, user orientation, asset tracking via the ticket and quality assurance.

VIII.	SOFTWARE CURRENCY AND RELEASE LEVELS

8.1
Subject to this Section VIII (Software Currency and Release Levels), Supplier shall provide support for all Software versions and release levels that exist in the Gap IT Environment as of the Effective Date until otherwise directed by Gap.

8.2	Unless otherwise directed by Gap, Supplier shall support Software under its operational responsibility at a recently released and generally available version of the Software.

8.3
As directed by Gap, Supplier shall support release * and earlier versions in the Gap IT Environment of the Software until the date the licensor discontinues standard commercially available support and maintenance for such version or release.

IX.	CORPORATE HELP DESK AND TIER 2 SUPPORT

9.1	General Definitions

(a)
“Help Desk Support” means the level of support provided by the Help Desk which takes the initial Call or request from the Authorized User and attempts initial Incident resolution (“Tier 1 Support”) and includes activities such as initial Incident identification, reporting, logging of Incident records and initial Incident resolution, tracking of Incident, reporting and Incident status, closing Incidents resolved by Help Desk, or other assistance in accordance with the Gap-IBM Procedures Manual.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Tier 1 may include dispatching of Supplier or Gap third party on-site technicians.
Help Desk Support covers all Gap Corporate functions in * and *. Hours of operation are *.

(b)
“Tier 2 Support” means the next level of support after the Help Desk for Incidents assigned to Supplier by the Help Desk. If Tier 1 Support does not Resolve the Authorized User’s Incident or questions, the Incident shall be referred to Supplier for in-scope Problems or Incidents. Tier 2 Support provides a higher level of expertise that goes beyond Tier 1. Limited programming, if any, may occur at this level. Tier 2 Support may include the use of on-site technicians.

Tier 2 Support hours of operation: Campus business hours *.

(c)	Supplier’s Help Desk, Tier 2 Support Responsibilities

(1)	The Help Desk shall handle initial Incident and Problem Resolution as follows as part of its Tier 1 Help Desk Support:

(A)	*.

(B)	*.

(C)	*.

(D)	*.

(E)	*.

(F)	Respond to end user requests with accurate and appropriate information.

(G)	*.

(H)	*.

(I)	*.

(J)	*.

(K)	Call customer for further information.

(L)	*.

(M)	Close the Call when resolved by the Help Desk.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(N)	*. Tier 1 will search its contact database to see if it can identify where the customer should be calling for support and provide the information to the customer. *.

(O)	Utilize a variety of tools and technical knowledge to Resolve the Authorized User’s Incident or Problem.

(P)	Determine if Tier 2 Support is required and, if necessary, *.

(2)	Supplier’s Tier 2 Support includes:

(A)	Providing associated technologies and fully trained staff to provide Tier 2 Support.

(B)
Personnel providing Tier 2 Equipment and Software Support shall be appropriately certified and Supplier shall at all times maintain the appropriate number of certified technicians to meet agreed upon Service Levels.

(C)	Receiving and processing all Incidents assigned to Supplier by the Help Desk, from the appropriate queue into the Incident and Problem Management system.

(D)	Processing all Incidents identified by Supplier as a result of its monitoring of the Gap IT Environment into the Gap Incident and Problem Management system.

(E)	Having the necessary administrative privileges to perform remote deskside Break/Fix services (e.g., clear print queues, add Equipment to domain).

(F)	Providing Authorized User information to Gap Tier 1 Help Desk Support personnel and Supplier personnel providing Tier 2 Support before any new functionality is Installed into production.

(G)
Providing the Help Desk with a continuously updated list of other Help Desks and/or “on call” personnel who are responsible for *, and their availability to receive and appropriately respond to notice of problems, including contact phone numbers.

(H)	Providing status updates to Gap during Incident resolution, according to the Gap-IBM Procedures Manual.

(I)	Providing support, analysis and assistance to Gap Authorized Users for Applications in response to the Gap
_________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Tier 1 Help Desk Support personnel referrals/transfers according to the Gap-IBM Procedures Manual.

(J)
Providing Application-specific support to Application Authorized Users, via the Help Desk or directly, as authorized by Gap, which include investigating and Resolve Problems where possible; providing technical support and analysis; supporting Application Installations; and answering Authorized User queries.

(K)	Identifying and reporting to Gap opportunities that may increase Authorized User satisfaction and decrease Incident and Problem reports.

(L)	Performing all other Tier 2 Support activities as requested by the Help Desk.

(M)	Ownership of Incidents and Problems shall revolve around and be driven by the Authorized User’s needs and Supplier shall minimize transfers to multiple parties to the greatest extent possible.

(N)
Supplier’s support personnel shall route the Incident or Problem to the appropriate person or entity for Resolution and including in the Problem record the technical justification for the routing; track the progress of Resolution efforts; escalate Incidents and Problems to the appropriate levels for Resolution in accordance with the Gap-IBM Procedures Manual; and close an Incident or Problem after receiving confirmation from the affected Authorized User that the Incident or Problem has been Resolved.

(O)	Supplier shall act proactively and cooperate fully with all other internal or external parties to Resolve the Incident or Problem.

(P)
Developing and documenting for Gap’s Approval processes regarding interfaces, interaction, and responsibilities between Tier-1 Support personnel, Tier-2 Support personnel, and any other internal or external persons or entities that may either submit an Incident or Problem, or receive an Incident or Problem.

(Q)	Providing Supplier’s Tier 2 Support personnel with adequate training on new products and services as may become part of Supplier’s responsibilities under the Agreement from time to time.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(R)	Perform IMACs as set forth in Section VII of this Statement of Work.

(3)	Other operational and technical requirements for the Help Desk and Tier 2 Support include:

(A)	Providing standard * coverage, as determined by Gap for each location for Tier 2 Support.

(B)
Providing and paying for a single, toll free telephone number for the US and Canada. Authorized Users in a particular country shall use the toll free number in that country for Incidents or Problems to the Help Desk.

(C)	Providing support in English.

(D)	Providing and continuously updating a list of frequently asked questions (“FAQs”) regarding the Services, and publishing and Maintaining an archive of answers to the FAQs.

(E)	Providing the FAQs and answers using a media that is efficient, easy to use, and easily accessible for Authorized Users, and subject to Gap Approval.

(F)
Conducting random surveys (subject to Gap Approval) of Authorized Users immediately after they have used the Tier 1 and/or Tier 2 support and reporting the results to Gap. These random surveys shall be performed and reported each * and includes a minimum survey sample of * of the Incidents or Problems.

(G)
Calculating statistics and publishing reports, on at least a * basis, on the number of Incidents or Problems; sources of Incidents or Problems; frequency regarding the types or categories of Incidents or Problems; length of open Incidents or Problems; number of Incidents or Problems Resolved upon first contact; abandoned rate; number of Incidents or Problems requiring Tier-2 Support; and other pertinent information regarding Incidents and Problems.

(4)	Mobile Access and Support for Authorized Users

(A)	Supplier’s responsibilities for mobile access and support include:
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(B)	Providing Help Desk and Tier 2 Support for Authorized Users who are remotely accessing (or attempting to remotely access) Gap’s IT Environment from any location.

(C)
Providing Software updates in emergency situations to remote and mobile Authorized Users (for example, Malware detection and protection, security threats, etc.). The distribution of these Software updates to mobile Authorized Users shall be delivered by the most expeditious method, including being automatically executed during remote access sessions.

(D)	Providing Software deployment and patch distribution for mobile and remote Authorized Users in a timely fashion.

(E)
Providing a process for replacement of stolen or damaged machines used by mobile Authorized Users, including installation of Authorized User-specific Software portfolio, and assisting Authorized Users in configuration.

(F)	Supporting a Gap-Approved solution to protect machines that are directly connected to the Internet.

(G)	Deploying and supporting standard Applications in a mobile environment as well as Applications that require Authorized User-specific databases (for example, CRM), subject to Change Management.

X.	Security

10.1	Logical Security Administration

(a)	Supplier’s logical security administration responsibilities include:

(b)	Compliance with Gap Policies and Procedures, as they may be revised or updated from time to time during the Term of the Agreement.

(c)
Working in conjunction with Gap security to support, establish and maintain safeguards against the unauthorized access, destruction, loss or alteration of Gap assets, data, and information under the control of Supplier.

(d)
Comply with all Gap documented information security procedures pertaining to Supplier-operated systems and developing, maintaining, updating and implementing security procedures for Supplier-operated systems with Gap’s Approval, including physical access strategies, procedures and standards. Supplier shall follow the requirements of the Gap security hardening standards.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(e)
Utilize Gap provided action plan and escalation procedures for any potential or detected electronic or physical security breaches and reporting any detected security breaches to Gap per the action plan.

(f)	In conjunction with Gap security, respond to security incidents by assisting with the following:

(1)	Collect local device and system logs, where available, deliver to security as needed.

(2)
Assisting with periodic reviews, as appropriate and in accordance with the Gap process to validate that access to programs and data maintained on Supplier-operated systems is appropriate and that the use thereof is consistent with the scope of such employee’s access authority.

(3)
Upon identification, immediately notify Gap (including appropriate Gap security personnel) in the event of a security violation or unauthorized attempt to access or alter Gap’s assets, systems, information, or data.

(4)	Assist in reviews as required by the Gap process to validate that access and levels to programs and data is authorized.

(5)
Support with security audits, providing Incident investigation support where possible, and implementing corrective actions to minimize and prevent security breaches as directed and Approved by Gap. Where applicable, Supplier will report observed security violations to Gap.

(g)	Supplier shall be responsible for ensuring all remote access connections are authorized by Gap Security, and follow requirements identified in the hardening standards.

(h)	Supplier shall be responsible for ensuring all Supplier user access requests are approved by an authorized approver prior to provisioning in accordance with the established Gap process.

(i)	Accepting and complying with instructions from Gap on the security configuration of Equipment and Software.

(j)	Responding to all security audit or security compliance review requests from Gap and/or regulatory authorities.

(k)
Cooperating and assisting with efforts by Gap and/or representatives of Gap for security tests, security compliance reviews, and investigations (e.g., assistance with capturing emails and other electronic files as may be requested by Gap to comply with litigation discovery rules and regulations).

10.2	System Security and Malware Protection

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(a)	Supplier’s responsibilities for Malware protection include:

(b)	Installing, updating, implementing revisions to, operating and Maintaining Gap’s Approved security Software on all Equipment used to deliver or support the Services in accordance with the Gap process.

(c)	Updates to Malware-protection and Anti-Virus Software shall be installed per Gap standard.

(d)	Supplier shall provide reports showing evidence of patching and software update activities.

(e)	Supplier’s procedures will include checking the anti-virus version and initiating a scan of the End User’s Workstation hardware during a deskside visit, as appropriate.

(f)
Upon detection of Malware, taking immediate steps per Gap Process to notify the * and *; assessing the scope of damage; arresting the spread and progressive damage from the Malware; eradicating the Malware; and (to the greatest extent possible) restoring all data and Software to its original state.

(g)	Implement plans necessary to provide Malware protection as directed to by Gap IT Security.

10.3	Incident Response

(a)
Supplier shall notify Gap (including appropriate Gap security personnel) in the event of a security incident, reasonably assist with incident investigations and root cause analysis and implement corrective action within IBM scope at Gap IT Security’s direction.

(b)
Supplier shall quarantine affected machines when installed anti-malware software is unable to remove or quarantine detected malware agents. Gap Change Management procedures will be followed as appropriate. Eradication of detected threats must be confirmed before quarantined machines are reconnected to the Gap network.

(c)
Machine wipe / rebuild – Supplier shall perform a wipe in accordance with the Gap-IBM Procedures Manual on all storage devices using a mutually agreed to process documented in the Gap-IBM Procedures Manual. Supplier shall rebuild the workstation in accordance with documented procedures.

10.4	Compliance Audits
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(a)	Supplier shall assist and respond accordingly, with security tests, security audits, compliance audits, compliance reviews, and investigations as needed.

XI.	WORKSTATION SOFTWARE AND INTEGRATION

11.1	Manage and administer the software distribution system

(a)	Define or adopt distribution processes and procedures (based on Gap requirements).

(b)	Perform as an Authorized User of the underlying software distribution infrastructure including management software and servers.

11.2	Manage and administer the Software distribution processes, which include:

(a)	Perform testing of Software packaging prior to distribution of existing and new Application Software.

(b)	Working with Gap resources, establish schedules and time frames for distribution.

(c)	Monitor the distribution to validate successful completion of the process.

(d)	Take corrective action, as appropriate, for problems resulting from the distribution to correct error conditions and facilitate application stability.

(e)	Schedule and coordinate Software distribution with the Gap focal point.

(f)	Communicate to Gap focal point, via Change Control Procedures, any prerequisites prior to a Software distribution and any post-install requirements.

(g)	Perform file conversion for Software system files where such conversion is supported by the software or release-to-release software changes.

(h)	Install Software which can not be electronically distributed on a project basis (i.e., *) or IMAC.

(i)	Provide verification of each completed Software distribution and update the asset database, as appropriate.

(j)	Define distribution processes and procedures (based on Gap requirements).

(k)	Package software according to the Gap-IBM Procedures Manual.

(l)	Provide integration validation testing scripts, with assistance from Gap.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(m)	Provide the distribution processes and procedures to Gap-designated personnel (e.g., operators, systems engineers, problem support personnel) and communicate any Gap support requirements.

(n)	Establish a distribution plan prior to each major Software distribution, with Gap assistance.

(o)	Conduct an acceptance review (jointly with Gap) for changes to previously distributed software.

(p)	Establish schedules and time windows for distributions.

(q)	Provide electronic change notice to all users regarding upcoming distributions prior to distribution.

(r)	Provide Gap a list of failed loads.

(s)	Resolve failed loads caused by the software distribution infrastructure.

(t)	Provide trend analysis and periodic management reports.

(u)	Resolve, in conjunction with Gap, failed loads caused by nonstandard configuration or lack of hardware resources.

(v)	Distribute software manually, as an IMAC, to clients without the necessary bandwidth for electronic software distribution.

XII.	ASSET DISPOSAL

12.1	General

(a)
If requested by Gap, Supplier shall provide the Services detailed below to remove and dispose of existing Workstations that are being replaced as part of the Workstation Replacement Program or under future Projects submitted under this Agreement by Gap (“Removal/Disposal Services”). A description of the options for Removal/Disposal Services is detailed below. The applicable pricing for such options will be provided as part of the *.

(b)	Gap may request that Supplier remove Workstations owned by Gap and dispose of them as identified below.

(c)
On a site-by-site basis during the roll-out of the Workstation Replacement Program, Supplier shall obtain Gap’s sign-off that the Removal/Disposal Services have been fully and properly performed in accordance with this Agreement. Supplier shall obtain such sign-off from the Gap Project Manager (or his or her designee).

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(d)
As part of the Removal/Disposal Services, as Supplier takes possession of any Workstation for the purpose of disposal, Supplier shall inventory and track such item. The inventory record shall state whether such item was redeployed, disposed or, if applicable, returned to the lessor. If redeployed, the inventory record shall include the redeployment date, the new location of any Workstation, manufacturer, model and serial number. If disposed or returned, the inventory record shall include disposal/return date, method of disposal/return, manufacturer, model and serial number.

(e)
Prior to removal of the applicable Workstation from the applicable Gap location, Supplier shall perform a * drive wipe in accordance with the Gap-IBM Procedures Manual on all storage devices using a mutually agreed to process documented in the Gap-IBM Procedures Manual.

(f)	Supplier shall provide Gap, via a Request Center ticket or as part of the IMAC process, * following any removal, relocation, or disposal activities.

(g)	Supplier shall provide * reports documenting, as applicable, the Workstations disposed of during such *, the means of disposal, and the redeployment location.

12.2	Option 1 – Scrap

(a)
If requested by Gap, Supplier shall provide the Disposal Services described below for any Workstation related assets in the U.S. Actual packaging and shipping charges will be reimbursed by Gap on a pass-through basis. Supplier will:

(1)	Pack and transport assets to a domestic Supplier location;

(2)	Dismantle and recycle or scrap the assets;

(3)	Obtain certificates of destruction for all serialized units identified by machine type, model, and serial number that are scrapped;

(4)	Use a “hammer destroy” method to destroy hard disk drives on the assets and then send them to a location for the remaining metal to be smelted; and

(5)	Provide Gap with * receipt reports detailing the weights of all assets received for scrap disposal.

(b)	Supplier shall cause disposal to be in compliance with all applicable federal, state and local laws and regulations, including environmental laws.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(c)
Once Supplier’s carrier takes possession of any disposed Workstation, the risk of loss for such Workstation shall pass to Supplier. Gap will transfer title to Supplier, free of any legal obligations or restriction on the day Supplier’s carrier takes possession of the Workstation.

(d)	On a * basis, this task is complete upon delivery to Gap of the * report and the certificates of destruction.

12.3	Option 2 – Lease Return
Gap may request that Supplier return leased Workstations to the appropriate lessor in accordance with all applicable lease instructions, as provided by Gap. This task is complete upon receipt of the returned Workstations by the designated shipping company. Gap will reimburse Supplier for actual packing and transportation charges.

XIII.	SOFTWARE LICENSES
Supplier shall be responsible for providing all software and tools required to provide * Support at no additional charge.

XIV.	DELIVERABLES
In support of the Services under this Statement of Work, Supplier will prepare and deliver the Deliverables described in Appendix A-1 of this Statement of Work.

XV.	GAP RESPONSIBILITIES

15.1	General
Except as otherwise agreed by the Parties under this Agreement, Gap will be responsible for the items listed below. Subject to Section 17.2 (Interfering Acts) of the Agreement, nothing in this Section XV (Gap Responsibilities) shall relieve Supplier of its obligations under this Statement of Work or the Agreement. With respect to the items and access provided by Gap, as set forth in this Section, Supplier shall use commercially reasonable efforts to utilize such items and access to such systems only to the extent necessary for, and only in the performance of Services under this Statement of Work.

15.2	Gap Retained Responsibilities

(a)
Provide office space, telephone and data lines, reproduction services to Supplier personnel while working on Gap premises. Access to electronic mail, LANs, and printers will be provided as appropriate.

(b)	Provide Supplier with permanent on-site office space at 2 Folsom for *, laboratory space and network drops sufficient to work on *
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

simultaneously, storage space to store equipment and spare parts for break/fix and refresh projects and recycling space.

(c)
Provide Supplier with permanent space in a common area accessible to Gap Authorized Users with network drops, power, and secure storage at Gap’s 2 Folsom campus to be used for the service counter described in Section VI(a)(17) above.

(d)	Provide Supplier with the use of a site specific Microsoft Outlook mailbox that can be used to place advance reservations for services.

(e)	Provide Supplier with a pool of temporary Workstations as described in Section VI(b)(2) above.

(f)
Include the Supplier Tier 2 Deskside Support Team in the Gap operational readiness review for Gap tools rollouts. Provide training as necessary to the Supplier Tier 2 Deskside Support Team on Gap tools as agreed with Gap.

(g)	Provide support for connection of laptops to wireless access from Gap Authorized Users’ homes.

(h)	Provide Supplier with access to the Gap systems as required.

(i)	Provide vendor with * rollout plan.

(j)	Fulfill any applicable Gap internal operational and administrative approval requirements for installations and MACs.

(k)	Approve changes to the Workstation Replacement Program project plan and opening and closing related service tickets.

(l)	Review signed-off installation documentation.

(m)	Provide an on-site contact during installation days and additional personnel to be on call during installation to troubleshoot application, and facility problems as required.

(n)	Provide access and security clearance to Gap locations for all Supplier resources that are assigned to complete work activities at those locations.

(o)	Address all site/facility requirements prior to installation date, as agreed in the Gap-IBM Procedures Manual (e.g., power, connectivity, access to freight elevators, trash receptacles).

(p)	Assist with the development of the installation and data migration instructions for the setup of equipment to meet Gap specific requirements.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(q)	Provide necessary end user information for Supplier to successfully perform its functions as mutually agreed in the Gap-IBM Procedures Manual.

(r)	Advise Supplier and manage any unique installation sites that preclude an outside vendor from performing work upon the premise.

(s)	Provide notification to each site, informing the site management of the work effort Supplier will be providing on their behalf, giving the appropriate access and clearance to enter the building.

(t)	Provide Workstations with * on-site warranties and associated software to be installed and supported by Supplier, and coordinate and manage the receipt of the Workstations at Gap locations.

(u)	Provide acceptance of completed work order.

(v)	Provide a list of supported Workstation configurations equipment, which may be updated from time to time by Gap.

(w)
Require its Workstation provider to reasonably test Workstations to confirm that they are working in accordance with their applicable specifications prior to shipment of such Workstations to Gap. Gap, or its designee, shall also configure all Workstations with a Gap standard build before delivering a Workstation to a Gap location.

(x)	Be responsible for the shipping costs for the return and replacement of any Workstations that are defective when shipped or are damaged in shipping.

(y)	Provide the following asset management information on all delivered Workstations in electronic form:
(1)    Asset Type (i.e. Hardware: Desktop, Laptop, Monitor);
(2)    Manufacturer;
(3    Model Name/Model Number;
(4)    Serial Number; and
(5)    Warranty start date.

(z)	Assign appropriate employees and subcontractors to the transition team.

(aa)	Provide points-of-contact for all issues/concerns between organizations and assist Supplier in developing help desk communication plans and processes.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(bb)	Communicate all relevant project status, issues, and update information to end users as appropriate.

(cc)
Comply with the OEM’s guidelines for Non-Supplier Workstations pertaining to operator responsibilities, user maintenance procedures and supplies prior to placing a service request where reasonable and practical under the circumstances.

(dd)	Provide the list of appropriate Gap resolver groups for forwarding out-of-scope issues.

(ee)	Provide the necessary OEM Workstation Warranty information required to provide maintenance services.

(ff)	Provide all applicable Workstation lease return instructions.

(gg)	Provide copies of the software licenses for the applications listed in Section VII (Software Currency and Release Levels) of the Statement of Work.

(hh)	Provide a * report of Workstations added to the Gap environment (not installed by Supplier) for which Gap requires support.

(ii)	Provide Supplier with written notice in accordance with the Gap-IBM Procedures Manual of new supported Software to allow for support script development.

(jj)	Facilitate remote Gap users to bring or send their Workstation to a Gap corporate location or distribution center for Tier 2 On-site Services.

(kk)	Transfer title of disposed Workstations to Supplier, free of any legal obligations or restriction, on the day Supplier’s carrier takes possession of such Workstations.

(ll)	Provide help desk support for Authorized Users outside of North America and Europe.

(mm)	Provide Gap application support for developing Help Desk scripts; Calls will be directed to Gap Applications group per scripts. Gap development will accept such directed Calls.

(nn)	Provide assistance for developing integration test scripts.

(oo)	Provide all Authorized User VIP support. VIP support is defined as *.

(pp)	Provide use of Gap application development labs for workstation integration and software packaging testing.

(qq)	Gap shall provide the following Asset inventory information to Supplier:
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

(1)    Asset Type (i.e. Hardware: Desktop, Laptop, Monitor, Software)
(2)    Employee Name
(3)    Employee ID
(4)    Employee Building/Floor/Location Number
(5)    Employee RCN/COA
(6)    Employee Department
(7)    Employee Division
(8)    Hardware/Software Manufacturer
(9)    Model Name/Model Number
(10)    Serial Number/Service Tag Number
(11)    Vendor Asset Tag Number
(12)    Machine name

2.	Gap shall be responsible for Workstation engineering for all Workstations including desktop, laptop and hand held devices to include *, worldwide.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Appendix A-1
Deliverables
Subject to the provisions of the Agreement, all Deliverables are Type II materials.
Status Report
Purpose: Supplier will provide a * status report during the project to describe the activities which took place and Supplier’s performance against the Service Levels during that period. Significant accomplishments, milestones, and problems will be described.
Delivery: One hard copy and one electronic copy will be delivered to the Gap Project Manager before the * of the subsequent *.
Content: The report will consist of the following, as appropriate:

1.	Activities performed during the reporting period

2.	Activities planned for the next reporting period

3.	Project change control activity

4.	Problems, concerns, and recommendations
Gap-IBM Procedures Manual
Supplier will provide a Gap-IBM Procedures Manual for each Service described in this Statement of Work as described in the Agreement.
Asset Reports
Purpose: Supplier will provide asset reports as described below.
Delivery: One hard copy and one electronic copy will be delivered to the Gap Project Manager before the * of the subsequent * in the case of a * report, and before the * of the following * in the case of a * report.
Content: The report will consist of the following, as appropriate:

1.	A summary count of the Workstations installed and de-installed;

2.	* reports of the Workstations installed and de-installed in accordance with Section VII (Install, Move, Add and Change); and

3.	Workstation disposal reports in accordance with Section XII (Asset Disposal).
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.4     Gap Confidential and Proprietary Information
Second Amended Master Services Agreement

Exhibit A.6.1
Statement of Work
Mainframe Services

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

		Page No.
I.	General	3
II.	Operating Principles and Objectives	6
III.	Database Maintenance, Support and Management	6
IV.	Messaging and Integration	9
V.	Identity Management	9
VI.	Server Environment	9
VII.	Asset Management	19
VIII.	Software Currency and Release Levels	25
IX.	Equipment and Software Support	25
X.	Change Management	29
XI.	Incident and Problem Management	34
XII.	Gap Responsibilities	26

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

Statement of Work
Mainframe Services

I.	GENERAL

1.1	Introduction
This Exhibit A.6.1 (Mainframe Services Statement of Work) to the Agreement (this “Statement of Work”) sets forth the minimal mainframe services that Supplier shall provide as of the Second Amendment Effective Date, including services (1) to support Gap’s IT Environment, all as more particularly described in this Statement of Work and (2) with respect to the operation, management and support of Gap’s Mainframe Environment, all as more particularly described in this Statement of Work (collectively described as the “Mainframe Services”). The Mainframe Services described herein apply generally to all Services provided by Supplier to Gap pursuant to the Agreement and shall be provided utilizing Supplier’s best practices.
The Mainframe Services described herein shall be terminated, and this Mainframe Services SOW will be terminated and deleted in its entirety from the Agreement, effective as of October 31, 2013 (“Mainframe Services Termination Date”); provided, however, Gap may elect to delay the Mainframe Services Termination Date by up to * beginning November 1, 2013, as further detailed and conditioned in this Statement of Work (the “Mainframe Services SOW Extension”). On or around April 1, 2013, and each * thereafter until June 1, 2013, Gap and Supplier will meet to discuss *. At these meetings, Gap will notify Supplier if Gap knows at the time of the meeting that Gap will require i) the Mainframe Services SOW Extension, and/or ii) Supplier personnel to perform additional support after the Mainframe Services Termination Date. In order to elect the Mainframe Services SOW Extension, Gap will, on or before June 30, 2013, provide written notice to Supplier of such election, together with the specific duration elected by Gap (up to the * limit). The Mainframe Services SOW Extension is void if not exercised in accordance with the preceding sentence.
The terms and conditions of this Mainframe Services SOW shall continue to apply, in whole or in part as agreed by Gap and Supplier, during the Mainframe Services SOW Extension, *. Gap may, on at least * prior written notice, reduce the duration of the Mainframe Services SOW Extension. In the event Gap requests Supplier provide additional mainframe support after the Mainframe Services Termination Date, Supplier will, for a period of *. There will be no Termination Transition Plan for the Mainframe Services SOW and, for the avoidance of doubt, the Parties acknowledge that Section 34 of the Agreement does not apply to the termination of the Mainframe Services SOW.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

Supplier shall provide information on the Mainframe Services using a media that is efficient, easy to use, and easily accessible by Gap Authorized Users and subject to Approval by Gap.
Unless otherwise provided, references to Sections will be to Sections of this Statement of Work and references to Exhibits will be to Exhibits of the Agreement. The section headings in this Statement of Work are for reference purposes only and will not affect in any way the meaning or interpretation of this Statement of Work.
Supplier shall provide the Mainframe Services as required to meet or exceed the Service Levels in Exhibit B.1 (Service Level Matrix) until the Mainframe Services Termination Date. During this period, Supplier (i) has responsibility for the performance of the Mainframe Services detailed in this Statement of Work; and (ii) shall be held responsible for the performance of the Mainframe Services without regard to the use by Supplier of third-party products or suppliers. All changes to this Statement of Work will be mutually agreed to by Gap and Supplier and implemented and managed using the Change Control Procedures.
Effective on the Mainframe Services Termination Date, the Service Levels and Service Level credits will no longer apply with respect to the Mainframe Services SOW.
Supplier will manage Third Party software contracts and resolve issues as appropriate through the Mainframe Services Termination Date.
*
*
*

1.2	Definitions
Except as otherwise expressly provided herein, or unless the context clearly requires otherwise, capitalized terms used in this Statement of Work shall have the meanings set forth below. Capitalized terms used in this Statement of Work but not otherwise defined in this Statement of Work shall have the meanings ascribed to them in Exhibit A.1 (Glossary to Statements of Work).
“Agreement” means the Second Amended and Restated Master Services Agreement dated as of the Second Amended and Restated Effective Date between Gap and Supplier.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

“Currently Deployed Products” has the meaning set forth in Section 10.1 (Currently Deployed Products).
“DBMS” means data base management system.
“Disaster” shall mean any event, occurrence or Problem causing widespread failure, damage to Gap’s IT Environment or components thereof, as declared by Gap, that interrupts information processing for Gap, as declared by Gap. Examples include: (1) loss of a facility to fire, or (2) inability to access the facility due to a chemical spill.
“Disaster Recovery” shall mean the implementation of the Disaster Recovery plan following a declared Disaster.
“External Storage Media” shall mean disks, tapes, and optical disks.
“Mainframe” shall mean the Equipment and Software associated with the * operating system environment.
“Mainframe Environment” shall mean that component of the Gap IT Environment comprised of all Mainframe Equipment and Software, including all aspects of its operation, integration and other interfaces with the Gap IT Environment.
“Mainframe Services” has the meaning set forth in Section 1.1 (Introduction).
“SRM” means storage resource management.
System(s) Software” shall mean those programs and Software, including documentation and materials, that perform tasks basic to the functioning of the Equipment and which are required to operate the Applications Software or otherwise support the provision of Services by Supplier. Systems Software includes operating Software, systems utilities, and any other Software not designated as Application Software.
Wiring” shall mean the connection between the network equipment and wall jack, including physical cabling media and all terminating hardware and cross connect fields, including conduits and pathways

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

II.	OPERATING PRINCIPLES AND OBJECTIVES
Supplier shall perform the Services in accordance with the following Gap operating principles and objectives:

(a)	Supplier will perform the Services *.

(b)	All Equipment and Software configurations shall be standardized and access to all Equipment and Software must be capable of being restricted based on the Procedures Manual.

(c)	Authorized Users shall have access to all assigned Software and data from any location when signed in.

(d)	Supplier shall use Supplier’s best practices in all aspects of the Services to provide a reliable and scalable environment and shall follow the Procedures Manual.

(e)	All Services shall be provided in compliance with and controlled by the Procedures Manual.

(f)	The Help Desk is responsible for initial contact with Authorized Users for IT needs, issues, requests, Incidents, and Problems.

(g)	The Authorized User experience shall be managed by the Help Desk.

III.    DATABASE MAINTENANCE, SUPPORT AND MANAGEMENT

3.1	Database Maintenance and Technical Support
Supplier’s responsibilities for database maintenance and support include:

(a)
Performing physical database administration functions for the databases, including storage management services, installing, maintaining, tailoring and monitoring of database Software, backup and recovery, standards, system tuning and support.

(b)	Maintaining database Equipment and Software and database management related tools.

(c)	Allocating database storage and identifying and recommending future database storage needs based on Gap’s usage and trends.

(d)	Configuring database storage at the operating system level.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(e)	Implementing and maintaining the physical database instance environment and the primary physical database storage structures (table spaces) once an Application and its database have been designed.

(f)	Implementing and modifying database security roles and administering access authorization to database resources.

(g)	Debugging database system Incidents and Problems and apply fixes if necessary, all in accordance with Section 11 (Incident and Problem Management) and Section 10 (Change Management) of this SOW.

(h)	Developing and maintaining job scripts related to physical database administration.

(i)	Providing DBMS ID administration in accordance with the Procedures Manual.

3.2	Database Management
Supplier’s responsibilities for database management include:

(a)	Building and installing databases and providing DBMS support for databases as directed by Gap, which shall include managing database availability and performing remote database administration.

(b)	Maintaining, operating, and upgrading all Supplier-provided automated monitoring tools to monitor database performance.

(c)	Performing database shutdowns and restarts in accordance with Section 11 (Incident and Problem Management) and Section 10 (Change Management) of this SOW.

(d)	Performing reorganizations and preventative maintenance to optimize performance as required, including monitoring archive log growth and database reorganizations.

(e)	Maintaining the databases to meet performance standards, maximize efficiency and minimize outages.

(f)	Maintaining, updating, and implementing database archive processes and procedures as defined by Gap to recover from an outage or corruption to meet Gap’s business requirements.

(g)	Providing physical database management support including providing backups and restores to recover data and meet Gap’s business requirements.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(h)
Installing, maintaining and supporting database Software products (e.g., installation of patches and service packs for major and minor releases) and testing and implementing database environment Changes as Approved by Gap in accordance with Section 10 (Change Management) of this SOW.

(i)	Proactively providing capacity planning to prevent and Resolve Incidents caused by lack of capacity (e.g., dataset or table space capacity events, full log datasets etc.).

(j)	Performing Incident and Problem detection and fault isolation for downtime and database utilization events.

3.3	Database Administrative Support
Supplier’s responsibilities for database administrative support include:

(a)	Employing database validation to confirm physical database requirements to support Gap’s business systems.

(b)	On request, providing Gap with Documentation of datasets generated by the Database Management system, including name and utilization statistics.

(c)	Developing, documenting and maintaining physical database standards and procedures subject to Gap’s Approval.

(d)
Participating and cooperating with Gap and Third Party Vendors in determining physical database Changes; the impact of ADM work; and Implementing necessary Changes to relevant databases, subject to Gap’s Approval and in accordance with Section 10 (Change Management) of this SOW.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

IV.	MESSAGING AND INTEGRATION
Supplier shall:

4.1	General Requirements
Support the products utilized in this area (such initial products are listed below) including environment design, product installation, maintenance, administration and *, * production support.

4.2	Messaging
Products include: *.

4.3	B2B
Support Gap’s * infrastructure for vendor data interchange.

V.	IDENTITY MANAGEMENT
Supplier shall assist Gap as needed for audit and investigations.

VI.	SERVER ENVIRONMENT

6.1	Servers – General Requirements
For this Statement of Work, “Servers” shall mean * servers. As of the Effective Date, Supplier shall assume responsibility for the operation, proactive monitoring, management and support of the Server environment, Equipment and Software of the types employed by Gap, including:

(a)	Mainframe Services shall be performed on all existing and new Servers and associated peripheral Equipment located at Gap’s * Data Center.

(b)	Supplier shall provide support for ADM teams, Gap and Third Party Vendors, as needed for the successful operations of the applications on Supplier maintained Servers.

(c)
At Supplier Service Locations, Supplier shall provide all support resources (e.g., Supplier Personnel, Software and Equipment including Cabling, Wiring), as required to support the Gap Server Environment. At Gap Sites, Supplier will provide the Cabling and Wiring that interconnects the Equipment as well as power from the PDU (Gap provides power to/at the PDU). Building wiring at Gap Sites outside of the computer rooms to be changed or added will be handled as a Non-Service Catalog Item.

(d)	Supplier shall provide the Services and integrate and coordinate them with Gap’s retained responsibilities.
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(e)	Supplier’s responsibilities for Server administrative functions include:

(1)	Performing Server administration functions, including: development, establishment, installation, and maintenance of catalogs, catalog structures and naming conventions.

(2)	Purging records, datasets and old Authorized User accounts, as identified by Gap.

(3)	Restoring deleted datasets upon request from the Help Desk.

(f)
Supporting the Incident and Problem Management processes described in Section 11 (Incident and Problem Management) of this SOW by tracking, managing, analyzing, resolving all Incidents and Problems arising from, relating to, or affecting the Server Environment assigned to it by Gap or self-assigned in accordance with the Procedures Manual and providing Gap with a root cause analysis or such other reports as required in Section 11 (Incident and Problem Management) of this SOW.

(g)	Supplier’s responsibilities with respect to Incident and Problem Management include:

(1)
Performing proactive Incident and Problem Management within the Server Environment as required by Section 11 (Incident and Problem Management) of this SOW and resolving Incidents and Problems caused by conditions internal and external to production programs in accordance with Section 11 (Incident and Problem Management) of this SOW.

(2)	Performing failure trend analysis as required.

(3)	Analyzing performance metrics.

(4)	Responding proactively to potential Incident and Problem areas.

(5)
Taking appropriate action to Resolve all Incidents and Problems occurring with respect to the Server Equipment or Software, including resolving, escalating internally within Gap and Coordinating with Third Parties respect to all Incidents and Problems associated with the Servers.

(6)	Developing, maintaining, and utilizing an emergency contact list and escalation procedures to Resolve Incidents and Problems.

(7)	Resolving Incidents when possible and performing job restarts or back outs.

(h)	Using agreed upon and standardized tools for system installation, asset management, performance management, capacity resource management,

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

configuration management, Change Management, Incident and Problem Management, and backup and restoration.

(i)	Providing management Servers and all Software for management of Servers (including peripheral Equipment).

6.2	Server Operational Responsibilities; Production Control and Scheduling
Supplier is responsible for all production control and job scheduling functions for the Gap Server Environment, including:

(a)
Assuming responsibility for and performing all master console functions, including (1) console operations, including monitoring all processing alarms; (2) monitoring the Server Environment, alarm systems and environmental controls on a * basis; (3) performing basic Incident and Problem determination on systems and components managed by Supplier, including Equipment and Software related Problems; and (4) resolving all such Incidents and Problems. In addition, as part of Supplier’s participation in a multi-vendor environment, to the extent it identifies Incidents or Problems affecting the Gap IT Environment, it shall report such issues to Gap in the same manner as required under Section 11 (Incident and Problem Management) of this SOW.

(b)	Scheduling jobs and other processing activities to achieve optimum performance within completion times designated by Gap.

(c)	Checking job outputs and print queues for successful completion and Changing job priorities.

(d)	Defining, creating and controlling all automated operation functions using Software and programming tools determined by Supplier with Gap Approval.

(e)	Enforcing job control and job naming standards.

(f)	Issuing network and operator commands to control all Servers platforms.

(g)	Completing Gap defined processing, backups, and restores in the correct sequence and within the time periods designated by Gap.

(h)	Identifying job dependencies; and creating and Maintaining job dependencies.

(i)	Integrating all production control and scheduling functions in conformity with Gap requirements.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(j)	Developing, distributing, and obtaining Gap Approval of schedules prior to Implementation.

(k)	Coordinating and modifying schedules for special requests and complying with Gap priorities.

(l)	Preparing and executing Applications job streams for production scheduling and execution.

(m)	Providing schedule status exception updates.

(n)	Establishing, documenting and maintaining standards for production jobs.

(o)	Creating problem reports for job abnormalities using the Incident and Problem Management procedures as described in Section 11 (Incident and Problem Management) of this SOW.

(p)	Coordinating with Gap ADM staff and third party providers of ADM services as required.

(q)
Establishing job schedules and dependencies based on Application and Gap requirements, execute such schedules as well as monitoring to ensure schedules and triggers are functioning correctly and on-time.

(r)	Resolving interruptions caused by conditions external to production programs, such as disk or tape Incidents or Problems.

(s)
Executing re-runs as requested by Gap and restarting jobs according to * procedures (for example, procedures for successful back-outs etc.), which procedures shall be subject to Gap Approval prior to Implementation.

(t)	Performing backups and restores (both scheduled and ad hoc), as set forth in backup and recovery procedures.

(u)	Managing, maintaining and applying enhancements to Software scheduling tools as specified by Gap.

(v)	Responding expeditiously to requests from Gap for priority job execution.

(w)
Prioritizing and scheduling batch jobs and report distribution systems (in accordance with Gap schedule parameters) to optimize use of processing windows and scheduled availability of on-line Applications dependent on batch processing, while meeting batch completion times.

(x)	Performing Documentation control functions on all operational documentation, including Servers processing.
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(y)	Resolving scheduling conflicts in coordination with Gap.

(z)	Promptly notifying Gap if special requests shall affect the timely completion of other tasks.

(aa)	Providing Gap with all schedule status updates.

(bb)	Participating in projects that involve or impact the supported technologies.

(cc)	Continuously enhancing processing capabilities and efficiencies through system tuning and other improvements.

(dd)	Proactively monitoring utilization needs and efficiencies and reporting regularly on tuning initiatives.

(ee)	Performing * processing for Servers.

(ff)
Using agreed upon monitoring tools, monitoring Equipment and Software used to provide the Services with respect to the Servers on a * basis, verifying and making adjustments to support proper Server operations, including:

(1)	monitoring availability

(2)	up/down status of system address spaces;

(3)	monitoring and responding to system alerts and events;

(4)	monitoring and responding to Equipment alerts and events;

(5)	monitoring and Maintaining system error logs;

(6)	performing system recycles per pre-defined short term operational schedule and maintenance windows;

(7)	monitoring the performance of an on-line interactive traffic;

(8)	monitoring and responding to alarm systems and environmental controls; and

(9)
monitoring the transmission of datasets and providing operational support for data transmission (send/receive) between Gap Sites and any other parties as designated by Gap consistent with Supplier’s best practices unless otherwise directed in writing by Gap.

(gg)	Performing all systems maintenance in accordance with Section 10 (Change Management) of this SOW and in a manner designed to minimize any adverse impact to Gap’s business.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(hh)
Performing periodic shutdowns and restarts as required and executing utility functions in accordance with Section 10 (Change Management) of this SOW, providing full functional restoration after restart.

(ii)
Maintaining, administering, and utilizing necessary automated tools and processes for system management that are required to be delivered or utilized by Supplier elsewhere in this Agreement or pursuant to any other Exhibit to the Agreement, all in accordance with Section 10 (Change Management) of this SOW.

(jj)
Maintaining and providing to Gap all required calendars, tables, parameters and definitions for all tools used by Supplier to automate manual processes and procedures and to automate and improve the quality of the operation of the Server Environment.

(kk)
Maintaining all Documentation existing as of the Effective Date relating to the Gap IT Environment. As to Documentation not existing as of the Effective Date, providing and maintaining physical and logical diagrams of the existing Gap IT Environment.

(ll)	Maintaining up-to-date operational Documentation for all operations procedures and services. All such operational Documentation shall be subject to review and Approval by Gap prior to Implementation.

(mm)	Providing Gap with an assessment of the impact of all architecture and design Changes, all of which must be Approved by Gap in writing in accordance with Section 10 (Change Management) of this SOW.

(nn)
Identifying opportunities for Gap to reduce its Service, Equipment and Software costs and/or improve system performance. Such opportunities shall be Implemented in accordance with Section 10 (Change Management) of this SOW.

(oo)	Complying with agreed standards for configurations, operations, coordination, metrics collection and reporting.

(pp)	Analyzing performance metrics and responding proactively to potential Incident and Problem areas.

(qq)
Identifying and recommending requirements for system upgrades and other configuration design Changes, and reviewing and coordinating these Changes with Gap in accordance with Section 10 (Change Management) of this SOW.

(rr)	Forcing-off Authorized Users to perform or maintain system operations in accordance with Gap-Approved procedures.

(ss)	Updating and maintaining all appropriate definitive software libraries in accordance with the Procedures Manual.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(tt)	Installing, proactively monitoring, supporting and adjusting or reallocating (up or down) data storage and processing capacity to facilitate the provision of the Services.

(uu)	Coordinating with Gap to implement test and performing all Disaster Recovery functions, including performing regular Disaster Recovery and contingency testing.

(vv)	Maintaining and adhering to Gap’s scheduled maintenance window requirements.

(ww)	Supporting and performing data transfers (e.g., *).

(xx)	Complying with Gap’s datasets and data backup requirements as set forth in the Procedures Manual, and, as required by the Help Desk, recovering lost or damaged datasets from the Server backups.

(yy)
Using the agreed upon tools, proactively monitoring and reporting to Gap on resource shortages, and reporting utilization statistics and trends to Gap on a * basis. These reports shall include and be based upon mutually agreed upon parameters, including:

(1)	Memory (RAM) (average peak utilization for the applicable * period).

(2)	Disk (average peak utilization for the applicable * period).

(3)	Servers that have gone above a defined set of thresholds.

(zz)
Working with Gap to minimize the number of Servers and to consolidate them, or taking such other actions to run the Server Environment as efficiently as is technically feasible, considering the business needs of Gap.

(aaa)	Supplier’s additional responsibilities include:

(1)
Subject to Section 10 (Change Management) of this SOW, installing Supplier provided backup server, gateway, tape, disk and other Equipment required to maintain a support level necessary to meet Gap’s business requirements.

(2)	For the purpose of license tracking, monitoring standard licensed Software, including, where feasible, automated metering and license tracking.

(3)	Providing server disk backup, as appropriate, with off-site storage for Disaster Recovery purposes. If necessary, assisting Gap’s on-

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

site staff in providing the above services for sites where Supplier does not have appropriate on-site personnel.

(4)
Coordinating with the Help Desk to assist individual departments and Authorized Users in recovering lost or damaged dataset recovery from the Server backups,. If necessary, assisting Gap’s on-site staff in providing the above services for sites where Supplier does not have appropriate on-site personnel.

(bbb)	Complying with Gap’s physical specifications, retention periods and security and providing compliance reports.

(ccc)	Providing adequate data to enable Gap to monitor compliance with retention and storage requirements.

6.3	Performance Management
Supplier’s responsibilities for performance management of the Servers include:

(a)
Performing all activities required for monitoring and optimizing performance to reduce Gap’s costs or to improve Service Levels including, maintaining and archiving performance statistics within performance data, and maintaining and updating performance tools, software and system tasks as needed.

(b)	Providing performance monitoring, tuning, and reporting.

(c)	Providing written systems performance reviews and analysis to Gap on a * basis.

(d)	Conducting system performance testing when required and when requested by Gap.

(e)	Performing * on * situations.

(f)	Resolving * situations.

(g)	Providing current performance status reporting to Gap in accordance with Exhibit D.13 (Management Reports), including performance Incident and Problem Resolution statistics.

(h)	Participation in Gap’s annual performance capacity management process as part of Gap’s preparation for its Peak season.

6.4	Capacity Management
Supplier’s responsibilities with respect to capacity management include:
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(a)	Monitoring system utilization, capacity limits, and expected capacity needs.

(b)	Providing * reporting to Gap on system capacity status.

(c)	Implementing additional capacity subject to Gap Approval and Section 10 (Change Management) of this SOW or advising Gap regarding the need for additional capacity.

(d)	Proposing system capacity planning models and methodology to Gap, and incorporating Gap’s capacity planning recommendations into its planning model.

(e)	Implementing and complying with the mutually agreed to system capacity planning approach.

(f)	Monitoring and reporting system utilization, capacity limits, and expected capacity needs.

(g)
Performing capacity planning analysis on all aspects of the Server Environment (e.g., disk, memory and CPU) and formally reviewing * capacity requirements and providing recommendations for optimum capacity solutions.

(h)
Proactively developing and delivering to Gap forecasts of growth and other Changes to the projected Gap business and operational needs disclosed by Gap to Supplier on a * basis, or at such times as Gap may require.

(i)	Revising the system capacity-plan based on actual performance, as set forth in the Procedures Manual.

6.5	Configuration Management
Supplier’s responsibilities for configuration management include:

(a)
Maintaining a library of Supplier-provided information and documentation for any new, enhanced or modified Software Installed by Supplier, and thereafter maintaining a library of Supplier-provided updates to such materials.

(b)	On an ongoing basis, evaluating alternative configurations and recommending solutions that shall enable significant cost reductions or performance improvements to Gap.

(c)	Complying with the agreed upon standard configurations.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

6.6	Engineering Assistance

(a)	Supplier shall provide Supplier Personnel required to assist Gap engineering in designing the Gap Server Environment, including:

(1)	Collaborating with Gap retained engineering and architecture teams on:

(A)	Architectural standards and product standards; and

(B)	Project architecture for Gap initiatives.

(2)	Performing implementation, support, and management of the Support for Gap’s Server Environment.

(3)	Supporting Gap engineering with requirements gathering by providing any requested data pertaining to Gap’s Server Environment.

(4)	Providing Gap engineering with * access to the production LPARs and visibility into any aspect of Gap’s Server Environment.

(5)	Consulting with Gap engineering and directly with product vendors in troubleshooting and supporting Gap’s Server Environment.

(6)
Providing comments and suggestions pertaining to any new and modified Server Environment designs and changes, including: Equipment, Software, firmware, middleware, operating systems, Network components, and Servers not located on Gap’s premises.

(7)
Performing proactive Management of Gap’s Server Environment, including identifying areas in which Gap’s Server Environment would be improved or need to be addressed in order to prevent future issues from arising.

(8)	Providing all requested services for Servers residing at a Supplier Site, including: *.

(9)	All Supplier engineering activities shall be subject to Section 10 (Change Management) of this SOW.

VII.	STORAGE MANAGEMENT
Supplier’s responsibilities for Gap’s storage infrastructure:
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

7.1	General Requirements

(a)	Implementing, maintaining, operating, supporting, optimize, and monitoring Gap’s storage environment.

(b)	At all times, remaining current in the knowledge and use of data storage technology and management products and applying this knowledge to Gap’s storage environment.

(c)	Adhering to mutually agreed to Gap standards: products, design, engineering configuration, layout, RAID levels, etc.

(d)	Providing for the availability, performance and integrity of Gap’s Data via storage management operations and processing.

7.2	Online Storage Management

(a)	Implementing and maintaining the storage infrastructure solution in compliance with Gap technology architecture requirements and in accordance with Gap’s corporate standards.

(b)	Allocating storage and assigning and initializing online storage volumes as response to demand and usage and as otherwise required by Gap.

(c)	Configuring volumes on host systems as required by Gap.

(d)	Adding or deleting storage volumes based on demand/usage, including returning freed resources back to the free resource pool.

(e)	Conducting pro-active monitoring of storage for availability and optimal usage and performance (some monitoring and reporting is in support of other functions such as SRM, etc.).

(f)	Performing capacity planning to insure adequate storage is available when needed, including providing trending data and analysis to Gap for review.

(g)	Identifying and recommending additional capacity or improvements to the storage infrastructure to Gap.

(h)
Utilizing the Software tools as mutually agreed upon by Gap and Supplier, conducting pro-active monitoring to measure the efficiency of online storage access and taking corrective action as needed (including performance adjustments to Equipment and Software, or dataset placement as required to maximize performance).

(i)	Monitoring and tuning performance of all components of storage Equipment and hosts as long as the modifications do not invalidate the design and configuration as specified by Gap.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(j)	Configuring the cache for optimal performance across all environments.

(k)	Using appropriate RAID levels as required by Gap and in accordance with Gap’s engineering guidelines to provide optimal performance and storage optimization.

(l)	Reporting raw metrics to Gap via native tools for storage environment.

(m)	Managing firmware, Software and patches to current levels for storage and host components.

7.3	Data Lifecycle Management
Supplier’s responsibilities for Implementing and Maintaining the data lifecycle management solution include:

(a)	Conducting Storage Resource Management (SRM) by monitoring * and reporting * and recommending possible improvements to Gap.

(b)	Reporting storage resource usage to Gap on a * basis.

(c)	Applying data lifecycle management and providing on-line, nearline and offline storage based on data use and business requirements.

(d)	Optimizing use of storage through increasing or decreasing storage assigned to host systems.

(e)	Managing the archiving of inactive datasets and reporting on online storage catalogs.

(f)	Providing data migration/archive management.

(g)	Managing online storage thresholds and data archives.

(h)	Providing online storage compression and/or encryption as needed and as possible within production processing schedules.

7.4	Archiving
Supplier’s responsibilities for Implementing, maintaining, operating, supporting, optimize, and monitoring Gap’s data archiving solution include:

(a)	Providing support for data archiving to off-line storage in support of business requirements for data retention.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(b)	Complying with in-country regulations and requirements for data archiving/retention.

7.5	External Storage Media Management
Supplier’s responsibilities for External Storage Media Management operations and processing include:

(a)	Utilizing efficient and effective External Storage Media, tools and processes for Gap’s data and programs.

(b)	Assuming full operational responsibility for all External Storage Media Management functions, both on- and off-site.

(c)	Administering External Storage Media library operations.

(d)	Conforming all off-site storage schedules (including those of all Third Party Vendors) to Gap’s business continuity plans as agreed to by Gap and Supplier.

(e)
Assuming operational responsibilities for all External Storage Media Management functions, both on- and off-site, for External Storage Media library operations and administration, including managing and supporting Gap’s Third Party Vendors providing external storage services as of the Effective Date until such agreements are transitioned and performing system data backup and recovery as required and in accordance with agreed upon External Storage Media standards.

(f)	Utilizing efficient and effective storage media, tools and processes for Gap’s data and programs.

(g)	Accurately storing production Data on External Storage Media and recopying External Storage Media as necessary to support read/write errors.

(h)	Performing External Storage Media mounts as necessary to support operational activities at all sites.

(i)	Maintaining a database cataloging the archival system for the media library.

(j)	Monitoring External Storage Media for reliability and minimizing of read/write errors during the entire period of retention.

(k)	Monitoring and reporting on External Storage Media usage on a * basis.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(l)	Recopying External Storage Media as necessary to support minimizing of read/write errors, and developing procedures for refreshing media with Gap’s Approval.

(m)	Monitoring External Storage Media to comply with Gap and government requirements and reporting, including Gap Record Retention Policies set forth in Exhibit D.5 (Gap Record Retention Policy).

(n)	At Gap’s direction and in accordance with Exhibit C (Fees and Resource Baselines), purchasing and maintaining adequate supplies for the External Storage and cleaning Media.

(o)	Retrieving archived External Storage Media from on-site and off-site storage as requested by Gap or as required in an emergency.

(p)
Following, maintaining and (subject to Gap’s Approval) updating procedures in the Procedures Manual governing cycling/rotation of External Storage Media, External Storage Media Management and External Storage Media retention periods, with attention to auditing requirements as identified by Gap.

(q)
Providing and maintaining an inventory control system to properly manage External Storage Media in storage and preparing them for shipment to the contingency site or for use as required. A report of the media inventory is to be provided to Gap on a * basis.

(r)	Recycling media regularly, managing media replacement, and recopying media to provide data integrity and quality.

(s)	Disposing of retired media in an environmentally sound manner after purging any Gap data in accordance with the Procedures Manual and maintaining records of retired media for reference.

(t)	At least once every *, retrieving a randomly selected dataset as a test and verifying that the data can be restored in a usable fashion and reporting the results to Gap.

(u)	Providing Gap online reports of media usage.

7.6	Off-Site Storage Management
Supplier’s responsibilities for off-site removable media data storage and reporting include:
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(a)
Assuming the performance of operational responsibilities for off-site media storage including integrity checking, defining storage requirements and assuring compliance with Gap and/or government requirements.

(b)	Recommending and managing requirements, procedures, and standards for off-site storage, as directed and Approved by Gap.

(c)	Complying with, and requiring that all Third Party Vendors providing External Storage Media Services to Gap comply, with the agreed upon requirements.

(d)
Controlling and managing External Storage Media and business-recovery related Documentation at * . * also includes External Storage Media business recovery functions such as packaging and transportation to and from storage and remote computer recovery centers.

(e)	Providing * in a physically and environmentally controlled and protected area with fire protection and * designed to prevent unauthorized access, in accordance with the Procedures Manual.

(f)	Managing compliance with Gap off-site External Storage Media procedures, including:

(1)	Preparing media for off-site storage, or to other Third Parties as requested by Gap, or as otherwise required.

(2)	Logging and tracking all physical External Storage Media in and out of the data center and/or remote locations.

(3)	Shipping and receiving media to and from the off-site storage location(s) on a * basis, or as required.

(4)	Maintaining the rotation of the External Storage Media that is required for off-site storage.

(5)	Returning media as required to the originating Gap location.

(6)	Providing materials transportation to and from off-site storage in environmentally controlled vehicles operated by bonded personnel.

(7)	Maintaining the integrity of data shipped to off-site storage.

(8)	Managing Third Party Vendors that provide off-site storage services, auditing them for compliance and control procedures, and notifying Gap of any issues.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(9)	Advising Gap of any modifications to agreements with Third Party Vendors providing off-site storage that would improve the efficiency of the Services or otherwise benefit Gap.

(10)	Managing the inventory of off-site media.

(11)	Providing an emergency media return process.

(12)	Complying with, and reviewing compliance with, physical specifications, retention periods and Gap’s Policies and Procedures.

7.7	Backup and Recovery – Servers
Supplier’s responsibilities for Server backup and recovery services include:

(a)	Assuming full responsibility for Gap’s Server Environment data backup requirements, including periodic * , *, * and * from the *.

(b)
Implementing and maintaining the backup and recovery infrastructure solution in compliance with Gap technology architecture requirements and in accordance with Gap’s corporate standards and in accordance with the Procedures Manual.

(c)	Performing Server data backup and recovery as required and in accordance with the Procedures Manual.

(d)	Performing Server data backup prior to performing any maintenance on a Server so that the Server Environment can be successfully rolled back in the event that the maintenance is not successful.

(e)	Periodically, and not less frequently than *:

(1)	*; and

(f)	Managing, maintaining and applying upgrades to backup and recovery Software tools as specified by Gap and in accordance with Section 10 (Change Management) of this SOW.

(g)
Maintaining the backup and recovery environment such that any server can be backed up and restored in a timeframe acceptable to Gap, including keeping online versions of all backups for at least * after the backup is performed so that the majority of restorations are performed disk to disk, not from a tape backup. (This does not relieve Supplier of the obligation to also maintain off-site backups.)

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(h)	Working with Gap in accordance with Section 10 (Change Management) of this SOW to Resolve Incident and Problem Resolution and support issues.

(i)
Creating, maintaining and providing Documentation to Gap as required for Gap to monitor Supplier’s compliance with backup and recovery requirements, including retention and storage requirements set forth in Gap’s Polices and Procedures and the Procedures Manual.

(j)	Performing Documentation control/update functions on all Operational Documentation.

(k)	Installing backup Servers, tape, disk and other Equipment required to Maintain a support level for the Servers necessary to meet Gap’s Business Objectives.

VIII.	ASSET MANAGEMENT

8.1	Asset Inventory and Management Systems
Supplier shall, as part of the Change Management process, notify Gap of any changes requiring Asset Inventory updates.

IX.	EQUIPMENT AND SOFTWARE SUPPORT

9.1	Equipment and Software Maintenance and Support
Supplier’s responsibilities for Equipment and Software maintenance include:

(a)
Coordinating and managing Third Party Vendors (including Supplier, where Supplier is the Gap maintenance provider) that provide maintenance-related support for Equipment and Software used to provide the Services and performing these responsibilities regardless of the Party (Supplier or Gap) that has financial responsibility for the underlying asset and maintenance expenses.

(b)
Scheduling all maintenance of Equipment and Software in accordance with this Section 9 (Equipment and Software Support), and Section 10 (Change Management) of this SOW and in a manner that minimizes disruption to Gap’s business. Gap is financially responsible for the underlying Equipment maintenance expense. At Gap’s request, Supplier shall arrange for such qualified Third Party Vendors to provide, maintenance for such Equipment and Software. Such maintenance shall be provided to keep the assets in good operating condition and in accordance with manufacturer’s specifications or other agreements as applicable, so that such assets shall qualify for the manufacturer’s standard maintenance plan upon sale or return to a lessor.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

9.2	Equipment Operations and Support
The operational responsibility for various categories of Equipment is provided in the Financial Responsibility Matrix (Exhibit C.7) and as is described in the Statements of Work. Where Supplier is obligated to provide operational and technical support for Equipment, Supplier’s responsibilities include:

(a)	Coordinating Tier 2 and Tier 3 Support in accordance with Exhibit A.4 (End User Services Statement of Work).

(b)
Resolving Incidents and Problems associated with Equipment maintenance and Break/Fix support (including calling out Gap maintenance providers, where appropriate) in accordance with Section 11 (Incident and Problem Management) of this SOW.

(c)	Providing periodic reporting (on at least a * basis, as requested by Gap) to Gap on all of Supplier’s Equipment support activity.

(d)	Where Supplier has operational responsibility for Equipment, the operations and support requirements include:

(1)	Providing all operations and support for all Standard Equipment and new Equipment that is deployed throughout the Term.

(2)	Electronically monitoring Equipment used to provide the Services to verify that it is in good working order.

(3)	Coordinating efforts with Third Party Vendors providing services or maintenance to keep Equipment and System Software operating effectively.

(4)	Identifying the scope of an Incident and/or Problem relating to Equipment and providing operational and technical assistance to Resolve the Incident and Problem.

(e)	For all Equipment purchased or leased by Gap, Supplier shall coordinate and manage all Third Party Vendors that provide OEM warranty service.

9.3	Software Support
The operational responsibility for various categories of Software is provided in the Financial Responsibility Matrix (Exhibit C.7) and as is described in the Statements of Work. Where Supplier is obligated to provide operational and technical support for Software, Supplier’s responsibilities include:

(a)	Providing and/or coordinating Tier 2 and Tier 3 Support in accordance with Exhibit A.4 (End User Services Statement of Work).
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(b)
Correcting Incidents and Problems associated with Software and providing the necessary maintenance and Break/Fix support in accordance with Section 11 (Incident and Problem Management) of this SOW. Supplier is ultimately responsible for Resolving all Problems associated with failure or degradation of Services related to Supplier supported Software.

(c)	Proactively monitoring and assessing recommended and required corrections to Software from Third Party Software Vendors, and submitting recommendations for Implementation of these to Gap for Approval.

(d)	Installing Third Party supplied corrections and patches to all Software as Approved by Gap.

(e)	Assisting in testing and validating compatibility or special requirements before Installation.

(f)	Providing periodic reporting (at least *, as requested by Gap) to Gap on all Software support activity.

(g)	Complying with the Procedures Manual with respect to creating, maintaining and updating Documentation that reflects the complexity of the Gap IT Environment and enhances the Software support process.

(h)	Installing and implementing revisions of all Software as required by Gap and in accordance with the terms of the Agreement.

(i)
Recommending appropriate methods and tools to improve and increase automation in Gap’s IT Environment, and working with Gap and other third parties to promote compatibility of Software products and Equipment.

(j)	Maintaining master copies of the Software associated with Current Deployed Products in a secure, central location and providing Gap with access to this Software upon request.

(k)	Installing third party-supplied revisions for Third Party Software Problems, as scheduled in accordance with Section 10 (Change Management) of this SOW.

(l)
*, providing Gap with notice of all Installations and upgrades of Software that are planned to occur *. The parties shall mutually agree on the timing of the Implementation of all upgrades in accordance with Section 10 (Change Management) of this SOW.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(m)
Coordinating testing, Installation, customization and support of Software with Supplier’s, Gap’s and Third Party Vendor Application Development and Maintenance personnel, Gap Authorized Users, and other third parties as required by Gap.

9.4	Automated and Remote System Management

(a)
Supplier shall utilize tools and processes, including those identified on agreed upon Tools, to allow automated and remote system management of the IT Environment. Examples of such tools and processes include:

(1)	License Management tools.

(2)	Performance measurement and tuning.

(3)	System monitoring.

(4)	Backup/Business Continuity.

(5)	Server administration; Server Management re-configuration.

(6)	Automatic alerting and the process proposed for notifying Gap.

(b)
Supplier shall implement tools to actively monitor and manage Gap’s IT Environment, with the goal of moving Gap’s IT Environment from reactive to proactive monitoring; and implement management tools to enhance the stability and function of the Gap IT Environment.

9.5	Software Currency and Release Levels

(a)
Subject to this section 9.5 (Software Currency and Release Levels) Supplier shall provide support for all Software versions and release levels that exist in the Gap IT Environment as of the Effective Date until otherwise directed by Gap.

(b)
Unless otherwise directed by Gap, Supplier shall support Software under its operational responsibility at a recently released and generally available version of the Software (the “N” or “N-1” release level for the longer of (1) the * following version N’s general public availability or (2) the time the licensor discontinues standard commercially available support and maintenance for such version or release.

(1)	“N” shall mean the current and generally available major release of a Software product, including all service packs, releases or dot releases (e.g., as of the Effective Date, *, * and *).
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(2)	“N-1” shall mean the generally available previous major release of a Software product, including all service packs, updates or dot releases (e.g., as of the Effective Date, , *, *).

(c)
As directed by Gap, Supplier shall support release N-2 and earlier versions in the Gap IT Environment of the Software until the date the licensor discontinues standard commercially available support and maintenance for such version or release.

(d)	*.

9.6	Connectivity

Supplier’s responsibilities with respect to connectivity include:

(a)	Providing and managing telecommunication connectivity (data) in support of the Services.

(b)	All Supplier personnel not physically present at specified Gap Sites shall connect to the Gap Network via Supplier-provided VPN.

X.	CHANGE MANAGEMENT
Supplier is responsible to support Changes (“Change Management”) as described below. All Changes will be made in accordance with the Change Control Procedures. Supplier’s responsibilities for Change Management include the following:

10.1	Change Management Support
Supplier’s responsibilities for interfacing among Gap, Supplier and Third Party Vendor personnel implementing Changes in the Gap IT Environment and the support function to meet the requirements contained in this Statement of Work and in the Procedures Manual include:

(a)	Implementing Changes with the Gap IT Environment to comply with Gap’s Documentation requirements and orderly turnover, all in accordance with Section 10 (Change Management) and the Procedures Manual.

(b)	Coordinating, managing and cooperating with Third Party Vendors as required to Implement changes.

(c)	Obtaining Gap Approvals for production testing and installation timetables.

(d)	Developing comprehensive operational Documentation.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(e)	Providing coordination and acceptance of New Services.

(f)	Enforcing Documentation standards, task lists and run sheet updates.

10.2	Change Management

(a)	General Requirements
Supplier’s Change Management responsibilities shall also include:

(1)	Making all Changes in Gap’s IT Environment arising from, relating to, or impacting the Services and Coordinating such Changes with Gap and Gap Third Party Vendors, as appropriate.

(2)	Making all Changes in accordance with the Change Control Procedures, Section 10 (Change Management) and in compliance with the Procedures Manual and the Agreement.

(3)	Performing all Changes to individual components of Equipment and Software for which it is operationally responsible.

(4)
Implementing the Change Control Procedures that include the efficient implementation of Changes, clear accountability within Supplier and to Gap, effective coordination and communication between and among Gap, Gap Authorized Users, Supplier and Third Party Vendors. Supplier’s Change Control Procedures must integrate seamlessly with the Change Control Procedures described in Section 10 (Change Management).

(5)	Making any Changes necessary to provide the Services in accordance with Section 10 (Change Management).

(6)	Responding to Change requests from Gap Authorized Users and making Changes in accordance with Section 10 (Change Management).

(7)
For the Services, maintaining clear ownership for Changes throughout the entire Change Management process. Supplier shall not make any Change without Gap’s Approval or in contravention of Section 10 (Change Management).

(8)	Moving all programs from the * and * to the * in a controlled and documented manner such that no Changes are introduced into the programs during such activity without the Approval of Gap.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

10.3	Oversight of Change Management
Supplier’s responsibilities for providing performing and oversight of Changes include:

(a)	Coordinating all of Supplier’s Change Management activities with the Gap Change Coordinator in accordance with Gap’s Change Control Procedures.

(b)	Making any Changes necessary to provide the Services and meeting all required Service Levels, in accordance with agreed upon Change Control Procedures.

(c)	In an emergency, Supplier must obtain Gap Approval prior to any Change to the Gap IT Environment.

(d)	Without prior Gap Approval, Supplier shall not make any Changes that:

(1)	Adversely affects the function, performance, or efficiency of any of the Services;

(2)	Increases Gap’s retained costs or external fees; or

(3)	Impacts the way in which Gap conducts its business or operations.

10.4	Change Management Process and Procedures
Supplier’s responsibilities with respect to Change Management processes and procedures include:

(a)	Participating in Change meetings. Supplier’s representative in these meetings shall have the requisite authority to make binding and enforceable commitments on behalf of Supplier.

(b)
Submitting all proposed Changes in advance to Gap for Approval. Unless otherwise mutually agreed, all proposed Changes shall be submitted to Gap, at a minimum, on a *, with special notice for major Changes proposed on a longer term but requiring more preparation and Coordination.

(c)
At a minimum, each submitted proposed Change shall include all standard applicable information to provide effective Change Management and Supplier shall include in each submission a schedule of proposed Implementation dates for determination of any existing conflict with business events communicated to Supplier by Gap, including:

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(1)	A description of the proposed Change;

(2)	A statement of purpose and justification for the proposed Change;

(3)	A list of Service(s), Gap Authorized User(s), and Third Party Vendor(s) potentially affected by the proposed Change;

(4)	The proposed schedule, including Implementation date(s) and approximate time(s);

(5)	The proposed Implementation process; and

(6)	A statement of the potential risk, business impact, and/or complexity of the proposed Change.

(d)
For proposed Changes that represent a potentially high risk or high impact to Gap’s operations or business, or at the request of Gap, Supplier shall include a comprehensive end-to-end test plan (including clear Change acceptance criteria); notification and escalation lists per agreement of Gap and Supplier; and work-around plans and a comprehensive contingency plan, including a back-out plan and procedures (with specific criteria to initiate the execution of the back-out plan).

(e)
Reviewing proposed Changes and schedules with Gap, obtaining all necessary approvals and coordinating all Supplier Change Management activities with Gap and all affected third parties to minimize disruption of normal business process.

(f)	Reporting the status of scheduled Changes including maintaining a comprehensive list of projects and dates.

(g)	Providing regular progress updates to Gap and other known affected third parties.

(h)	Testing Changes to the Gap IT Environment and Resolving Incidents and Problems prior to production Implementation, in the Gap provided Test environment.

(i)	Controlling Changes to systems and activities required by moves, upgrades, replacements, and migrations.

10.5	Gap IT Environment Maintenance Periods
Supplier’s responsibilities include:

(a)	Performing * during * scheduled in advance and Approved by Gap, or unless otherwise agreed to, and keeping systems unavailability during
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

maintenance windows to the minimum required for systems maintenance purposes.

(b)	Providing prior notice to Gap of the maintenance to be performed during scheduled maintenance windows and changing scheduled maintenance windows at Gap’s written request and upon prior notice.

(c)	Scheduling outages for maintenance, expansions and modifications during hours that meet Gap’s operational needs.

(d)	Performing routine maintenance during scheduled maintenance windows. Scheduled maintenance windows are the specific times as Approved by Gap.

(e)	Scheduled times for all maintenance windows shall be reviewed and pre-Approved by Gap on at least a *.

(f)
At Gap’s request, Supplier shall change scheduled maintenance windows for Equipment located at Supplier Sites to meet Gap’s operational needs as identified by Gap to Supplier. Supplier shall give Gap at least * prior written notice of the maintenance to be performed during scheduled maintenance windows. In the event that there is a need for emergency systems maintenance, Supplier shall provide Gap with as much notice as possible, and shall perform such maintenance so as to minimize interference with the business and operational needs of Gap and in compliance with the Procedures Manual.

(g)
Gap, at any time and at its discretion, may specify “quiet” periods during which Supplier shall not make any Changes without the specific Approval of Gap. Supplier shall use the scheduled maintenance windows (and non-scheduled maintenance windows required by Gap) for purposes of supporting and maintaining Equipment and Software, including Installing upgrades, patches, and all other related activities to eliminate the need for non-scheduled maintenance windows.

(h)
To the extent Supplier requests any maintenance windows outside of the scheduled maintenance windows, such non-scheduled maintenance windows shall not be excluded from downtime for the purposes of measuring Supplier’s compliance with applicable Service Levels.

XI.	INCIDENT AND PROBLEM MANAGEMENT
Supplier’s Incident and Problem Management responsibilities include (“Incident and Problem Management”):
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

11.1	General Requirements

(a)	Tracking and Managing all Incidents and Problems that are assigned to Supplier by the Help Desk or as automatically generated by the applicable Tool.

(b)	Resolving those Incidents and Problems arising from or related to the Services.

(c)	Emphasizing and promoting the elimination or quick resolution of Incidents and Problems.

(d)	Maintaining clear accountability within Supplier and to Gap.

(e)	Meeting specified Service Levels.

(t)	Performing proactive where possible, and reactive troubleshooting to identify and Resolve Incidents and Problems.

(g)	Employing procedures for proactive monitoring, logging, tracking and escalation for appropriate Incidents and Problems in accordance with the Procedures Manual.

(h)	Categorizing, documenting and communicating to Gap the relative importance of each Incident according to the Priority Levels described in Exhibit B.1 (Service Level Matrix).

(i)
Monitoring, controlling and managing each Problem and Incident arising from or relating to the Services until it is Resolved, and confirmed with the Authorized User in accordance with the Procedures Manual.

(j)	Maintaining regular communications of the status of an Incident or Problem between all parties and Gap Authorized Users until the Incident or Problem is Resolved.

(k)	Implementing measures to avoid unnecessary reoccurrence of Incidents and Problems.

(l)
Performing root cause analysis and event correlation for all Incidents and Problems, identifying and document preventive measures and making recommendations to fix root causes. Root cause analysis reports are to be presented to Gap for * as agreed to, and shall include a description of the failure, root cause analysis performed, proposed actions (with timing and the party responsible to Implement such actions) to eliminate or reduce the likelihood of a recurrence of the failure, and confirmation that proposed actions addressed the Problem.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

11.2	Incident and Problem Management System

(a)	Supplier shall use the Gap Incident and Problem Management Tracking system to track Incidents and Problems relating to the Gap IT Environment.

(b)
Tracking information for each Incident and Problem submitted to (and originating from) the Help Desk or Supplier, to include those agreed to by Gap and Supplier. Such information shall include at a minimum:

(1)	the date and time the Incident or Problem was raised;

(2)	an Incident or Problem tracking number;

(3)	a description of the Incident or Problem;

(4)	relevant information about the Gap Authorized Users affected and/or Gap Site affected;

(5)	the Priority Level of the Incident or Problem;

(6)	the Incident or Problem status and next steps to be taken; and

(7)	the date and time the Incident or Problem was Resolved.

(c)
Regularly updating the Incident and Problem Management Tracking system (including the Knowledge Database) in accordance with agreed to procedures by Gap and Supplier and Supplier solutions and Supplier’s best practices as they are developed. Upon Gap’s request, Supplier shall provide Gap with periodic updates based on “lessons learned” and Incidents and Problems experienced by Supplier’s other customers.

(d)	Providing reports to Gap and Third Party Vendors regarding Incidents and Problems as relevant.

11.3	Additional Incident and Problem Communication and Notification Requirements
Supplier’s additional Incident and Problem communication and reporting responsibilities include:

(a)	Providing communications regarding the Incident or Problem to Authorized Users upon request to the Help Desk.

(b)	At a minimum, Supplier’s notification and communications shall include:

(1)	The Priority Level of the Incident or Problem.

(2)	The location of the Incident or Problem and the name and/or number of affected Gap Authorized Users.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

(3)	The elapsed time before a Problem is escalated to the next higher Priority Level.

(4)	The levels of involvement (and notification) of Supplier Management and Gap Management at each Priority Level.

(c)	Communicating the status of * on a timely basis appropriate to the impact of the Incident or Problem to Gap and agreed to by Gap and Supplier in accordance with the Procedures Manual.

(d)	Tracking and reporting any in-scope backlog of Incident and Problems that are not Resolved on at least a * basis, or more frequently as requested by Gap.

(e)
If Supplier believes an Incident or Problem cannot be Resolved (for in-scope services), Supplier shall communicate to Gap the nature of the Incident or Problem, the reason why Supplier believes it cannot be Resolved and the efforts employed by Supplier to Resolve the Incident or Problem to the appropriate level within Gap as agreed to by Gap and Supplier.

(f)
In the event there is a recurrent Incident or Problem, Supplier shall, upon Gap’s request, conduct meetings with Gap and any required third parties to address Supplier’s Incident and Problem Resolution activities, including providing a root cause analysis report.

(g)	Providing Incident and Problem resolution exception reports.

XII.	GAP RESPONSIBILITIES

12.1	General
Except as otherwise agreed by the parties under this Agreement, Gap will be responsible for the items listed below. Subject to Section 17.2 (Interfering Acts) of the Agreement, nothing in this Section 11 (Gap Responsibilities) shall relieve Supplier of its obligations under this Statement of Work or the Agreement. With respect to the items and access provided by Gap, as set forth in this Section, Supplier shall use commercially reasonable efforts to utilize such items and access to such systems only to the extent necessary for, and only in the performance of Services under this Statement of Work.

12.2	Gap Retained Responsibilities
Gap shall:

(a)	Provide on-site support at remote locations where there is no permanent Supplier staff, for Server reset, tape backup mounts, print services, as
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

mutually agreed. Such support will be English speaking to provide hands and eyes for Supplier Global Services support staff who are remote to those locations.

(b)	Provide information that would assist Supplier in performing Supplier’s obligations regarding capacity planning based on Gap’s requirements, usage or business plans.

(c)	Provide racks and floor space for all current tapes and archive tapes required.

(d)	Request data restoral services for data if it is required.

(e)	Provide Application support, including development and maintenance, and compliance with the promotion to production process detailed in the Procedures Manual.

(f)	Provide Applications support to assist Supplier in server consolidation as agreed to in the Server consolidation plan.

(g)	Retain asset ownership and financial responsibility for maintenance and support of all network printers as set forth in the Financial Responsibility Matrix (Exhibit C.7).

(h)	Provide Tier 2 and Tier 3 support for Gap retained Software as identified and mutually agreed to in writing during Transition Period.

(i)	Pay the shipping costs for disposal of Gap-owned Servers.

(j)	Be responsible for disposal of the mainframe hardware and Gap owned Software when the mainframe is retired.

(k)	Retain * as set forth in the Agreement.

(l)	Retain * and *.

(m)	Retain * and * for Gap owned facilities as set forth in the Agreement.

(n)	Be responsible for transforming and translating Gap’s business requirements into system requirements and working on technical designs for the Gap Server Environment. Specifically, Gap shall:

(1)	Verify requirements

(2)	Perform initial assessment

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.6.1    Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

Exhibit A.7 - Statement of Work
US and Canada Distribution Center Services

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit A.7 Distribution Center Services        Gap/IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Statement of Work
US and Canada Distribution Center Services

I.	GENERAL

1.1	Introduction
This Exhibit A.7 (US and Canada Distribution Center Services Statement of Work) to the Agreement (this “Statement of Work”) is effective as of the Second Amended and Restated Agreement Effective Date, and sets forth the minimal Distribution Center Services that Supplier shall provide as of the Second Amended and Restated Agreement Effective Date as more particularly described in this Statement of Work. The Distribution Center Services shall be provided utilizing Supplier’s best practices.
Supplier shall provide information on the Distribution Center Services using a media that is efficient, easy to use, and easily accessible by Gap Authorized Users and subject to Approval by Gap. Gap expects that Supplier will bring value to areas in addition to those identified in the Agreement and this Statement of Work.
Unless otherwise provided, references to Sections will be to Sections of this Statement of Work and references to Exhibits will be to Exhibits of the Agreement. The section headings in this Statement of Work are for reference purposes only and will not affect in any way the meaning or interpretation of this Statement of Work.
Supplier shall provide the Distribution Center Services as required to meet or exceed the Service Levels in Exhibit B.1 (Service Level Matrix). Supplier (i) has responsibility for the performance of the Services detailed in this Statement of Work; and (ii) shall be held responsible for the performance of the Services without regard to the use by Supplier of third-party products or suppliers (including Third Party Vendors). All changes to this Statement of Work will be mutually agreed to by Gap and Supplier and implemented and managed using the Change Control Procedures.

1.2	Definitions
“Distribution Center” means a Gap distribution center where store inventory is maintained and managed for shipment to stores listed on Exhibit D.17.
“Warehouse Devices” means *.

“Workstation” means a desktop or laptop having a complete end-user computing configuration, including standard hardware identified in the Gap Request Center tool (e.g., keyboard, monitor, CPU, mouse, peripherals, network, video adapters, modem and removable media drives) and core system and user software (e.g., operating system software, memory manager, device drives, configuration scripts, E-mail, productivity tools).
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.7 Distribution Center Services        Gap/IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

1.3	General Responsibilities

(a)
Distribution Center Workstation support services consist of electronic software distribution, on-site support for software break/fix, and hardware maintenance during Gap’s standard business hours for the relevant Distribution Center. Warehouse Devices (other than Distribution Center Workstations) support will be provided by * with response time SLAs as provided in Exhibit B.1 at the * Distribution Center and from * local time for the other Distribution Centers with third shift on call support for * requests and shall include swapping the broken device with a Gap-provided spare, facilitation of repair (via onsite support or ship to/call the Gap third party maintenance or warranty provider), and redeployment. Support categories and charges for Warehouse Devices may be updated by Change Management as mutually agreed by the Parties. In the event that Gap changes the hours of operation for Distribution Centers, Gap and Supplier will meet in good faith to evaluate the effect of such changes on the number of FTEs providing Services under this SOW and their hours of coverage.

(b)	Supplier will assist with initial troubleshooting on Warehouse devices, network and/or server hardware issues.

(c)	Support BCP exercises as required by Gap. Depending upon Gap’s BCP support requirements, BCP support may be provided as a project as set forth in Section 11.1.a

(d)	Supplier will provide the Services described in this Statement of Work *.

(e)	*

(f)	*

(g)
Supplier will perform and provide Gap with an initial inventory of all Workstations, Warehouse Devices, and Radio Frequency (“RF”) devices located in the Distribution Centers, including make, model, and serial numbers for each device. Each calendar quarter, Supplier will perform and provide Gap with subsequent adds and deletions to this inventory.

(h)	Supplier will comply with Gap’s published Incident, Problem and Change Management policies and procedures.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.7 Distribution Center Services        Gap/IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

II.	END USER SUPPORT SERVICES

2.1	Supplier will perform deskside support services for Gap’s Distribution Center Workstations as set forth in Exhibit A.4 (End User Services).

III.	* HELP DESK

3.1	Supplier will provide help desk services to Gap’s * and * Distribution Centers via a dedicated help desk located in the * Distribution Center, as described below:

(a)	The * Help Desk shall handle initial Incident and Problem Resolution as follows as part of its Tier 1 Help Desk Support:

(1)	Receive the incoming voice and electronic Calls.

(2)	Open Problem ticket.

(3)	Record all Calls/inquiries/requests for service.

(4)	Gather the end user inquiry information.

(5)	Access on-line information.

(6)	Respond to end user requests with accurate and appropriate information.

(7)	Handle routine hardware, software, and usage problems.

(8)	Determine if the next level of Support * is required and, if necessary, transfer the Incident or Problem to the appropriate designated work queue.

(9)	Dispatch on-site assistance.

(10)	Inform the caller of the status.

(11)	Call customer for further information.

(12)	Perform Application Problem determination according to jointly developed scripts.

(13)	Close the Call.

(14)
Handling of “out of scope” requests will be *. Tier 1 Help Desk will search its contact database to see if it can identify where the customer should be Calling for support and provide the information to the customer. Gap will provide a contact that will handle “out of scope” requests.

(15)	Providing support in English.
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.7 Distribution Center Services        Gap/IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(16)	Calculating statistics and publishing reports, on at least a * basis, on *.

(b)	The * Help Desk team also performs the following tasks;

(1)	Active Directory (All DCs)

(A)	Reset Passwords

(B)	Unlock Accounts

(2)	*

(A)	Create/Disable and administer accounts

(3)	* for applicable Servers *

(A)	Troubleshoot Tape and Drive issues

(c)	*

(1)	Run periodic backups as required for the Distribution Centers running * sorters

(2)	Perform * maintenance by rebooting graphics and * servers.

(3)	Troubleshoot * Issues such as chutes, sorters, & etc.

(d)	* (All DCs)

(1)	Run Backups on applicable * Server

(2)	* Maintenance (Stopping/Restarting Applications)

(3)	* Reboots

(4)	Assist in Change Controls

(e)	*

(1)	Troubleshoot Sorter/Scanner Issues

(2)	* Maintenance (Stopping/Restarting Applications)

(3)	Monitor Applications

(f)	* Servers

(1)	* Maintenance on * (Stopping/Restarting Applications)

(2)	* Maintenance (Stopping/Restarting Applications)
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.7 Distribution Center Services        Gap/IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(3)	Reboot Put to Store Servers as applicable *

(g)	*

(1)	Maintain Tapes (reference section 5.2)

(2)	Stop and Restart applications

(3)	Coordinate * Maintenance

(h)	*

(1)	Manually run audits

(2)	Manually run * inventory snapshot reports

(3)	Coordinate and Assist in End Of Year Processing

(4)	Coordinate and Assist in upgrades to *

(5)	Run backups

(6)	Reboot servers *

(7)	Monitor * for *

(8)	Troubleshoot * issues

(i)	Reports

(1)	Generate the * Call Center SLA reports

(2)	Generate the Downtime Spreadsheet reports

(3)	Generate IBM * SLA Report

(4)	Generate Data Center IT Access Report

(j)	Problem Management *

(k)	Escalate * to Gap Operations.

(l)	Send out * voice mail notifications.

(m)	Request and report impact for all *

(n)	Write Root Cause Analysis (RCA) for * within IBM scope.

(o)	Coordinate and participate in Change Management meetings.

(p)	Participate in Gap Inc. and IBM Projects
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.7 Distribution Center Services        Gap/IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(q)	Create Call Center procedures and post on web site.

IV.	SERVER SUPPORT
Under direction by Gap, Supplier shall:

4.1	Install equipment in racks, extend cables, power up equipment, and turn over to Gap for configuration.

4.2	Perform physical server reboots.

4.3	Execute maintenance procedures.

4.4
Run scripts that include but not limited to scripts that fix Warehouse devices, purge applications queues, start/stopping application processes, * DC audit resynchronization, etc. Manage print queues, including those for the Warehouse Management System. Perform infrastructure IMACs: network cabling required for installations or decommissions, patch cabling for floor devices from the port to device, server moves, physical equipment decommissions.

4.5	Provide on-site assistance to Gap’s Third Party vendor for break/fix activities.

V.	STORAGE SUPPORT
Under the direction of Gap, Supplier shall:

5.1	Manually initiate console driven back ups.

5.2	Perform physical tape handling, as defined by Gap’s procedures:

(a)	Coordinate with Gap’s off site tape vendor to move tapes off site.

(b)	Perform tape rotations.

(c)	Provide storage location updates to the tape catalog.

(d)	Assist Gap with the physical aspects of backup restoration.

VI.	NETWORK SUPPORT
Under the direction of Gap, Supplier shall:

6.1	Install equipment in racks, extend cables, power up equipment, and turn over to Gap or Third Party vendor for configuration.

6.2	Provide on-site assistance to Gap’s Third Party vendor for break/fix activities.

6.3	At Gap's request, apply configuration files provided by Gap to new network devices.

6.4	Perform network IMACs
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.7 Distribution Center Services        Gap/IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

VII.	DISTRIBUTION CENTER FLOOR DEVICE SUPPORT
Supplier will:

7.1
Support Warehouse Devices within the Distribution Centers. When devices break, Supplier will assess and attempt to repair on-site. If Supplier determines that the device cannot be repaired on-site, Supplier will coordinate the return of the device to Gap’s Third Party Vendor for repair, receive the repaired device and return it to the pool or redeploy it to the warehouse floor.

7.2	Perform Warehouse Device IMACs.

7.3	Open, update and close out change records.

VIII.	VOICE SUPPORT

8.1	Supplier will perform deskside support services for Gap’s Distribution Center Workstations as set forth in Exhibit A.4 (End User Services).

IX.	RADIO FREQUENCY (“RF”) HARDWARE SUPPORT

9.1
When an RF device (wearable terminal, handheld terminal or hip printer) breaks, Supplier will collect the device from the warehouse floor, assess the situation and attempt to repair on-site first. If the problem is software-related, Supplier will reload software and reissue the device. If there is physical damage, Supplier will open a ticket on the * website and send the device to * for repair.

9.2	Supplier will track, receive and redeploy OEM-repaired devices.

X.	AUDIO/VIDEO CONFERENCING SUPPORT

10.1	Supplier will perform deskside support services for Gap’s Distribution Centers as set forth in Exhibit A.4 (End User Services).

XI.	DISTRIBUTION CENTER PROJECTS
Supplier will:

11.1	Perform projects that come through Gap’s Request Center, HP Service Manager tools, or the RFS process that require on-site activity.

(a)	If the project can be performed by Supplier’s existing personnel without affecting Critical Service Levels, such support will be performed *.

(b)
If the project requires personnel beyond what is included in the * charges for Distribution Center support or would affect Critical Service Levels, project support will be provided under a separately billable Statement of Work. Requests *. * will take precedence over Requests for Service and project work.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.7 Distribution Center Services        Gap/IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

11.2
For all project work, Supplier is notified and is one of the approvers for change tasks that affect the facility it supports. Supplier will coordinate change tasks timing and/or maintenance windows with Gap business partners in the affected Distribution Center.

XII.	FACILITIES SUPPORT:
Supplier will:

12.1
assist Gap and its Third Party Vendors to maintain a clean, clutter-free IT environment in all Distribution Centers where Supplier has on-site personnel or upon Supplier completing IMAC activities (e.g., Cabling, equipment and packing material).

12.2	Cooperate with the activities of Third Party Vendors who provide support for Gap with respect to the Services.

12.3     provide physical access to the applicable site and shall monitor the activities of all such Third Party Vendors.

12.4	Reasonably assist Gap IT Facilities with preventive maintenance in the Distribution Center data center and UPS room.

12.5	Open, update and close applicable service and change records.

12.6	Coordinate repairs with Gap’s IT Facilities team.

12.7	Comply with Gap’s physical security policies and procedures of the Data Center at the Distribution Centers.

12.8	Provide a * written notification to Gap listing Supplier resources who require access to the Data Center in the Distribution Center and any changes in access from the previous *.

12.9	Manage the physical aspects of the IDF cabinets, and assist with physical installation/deinstallation.

12.10	Monitor UPS and report maintenance needs to Gap.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.7 Distribution Center Services        Gap/IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

XIII.	DOCUMENTATION:

13.1	Maintain comprehensive Documentation on operations procedures, services, Equipment and Software for which Supplier is responsible under the Agreement.

13.2	Supplier shall maintain Distribution Center documentation on GapWeb.

13.3
Periodically review Documentation developed by Supplier for completeness and accuracy, including verifying that Documentation is complete, present, organized, readable, and updated, and correcting and replacing such Documentation where necessary.

XIV.	REPORTING:

14.1	Provide a * report to Gap *.

14.2	Provide a * report to Gap measuring Critical Service Level attainment for the previous *.

14.3	Additional ad-hoc reports (i.e., a one-time report relevant to a particular case or issue) may be requested by Gap as reasonable.

14.4	Facilitate a * meeting to *.

XV.	GAP RESPONSIBILITIES:

15.1	Architecture, engineering and technical design.

15.2	Hardware and software planning, currency and upgrades.

15.3	Configure and activate network and voice ports.

15.4	Perform Gap responsibilities defined in Exhibit A.4 (End User Services).

15.5	Application support of Warehouse Management System.

15.6	Create and configure print queues, including those for the Warehouse Management System.

15.7	Install cabling from IDFs to termination box.

15.8	Coordinate break/fix activities for servers and network equipment.

15.9	Be responsible for problem resolution of servers, storage, back up and network related problems.

15.10	Be solely responsible for controlling * to the Data Center within the Distribution Center.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.7 Distribution Center Services        Gap/IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

15.11	Be responsible for all activities and tasks not specifically listed in this SOW except that Supplier will perform all activities as necessary in order to complete the activities listed in this SOW.

XVI.	*
*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.7 Distribution Center Services        Gap/IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit A.8 - Statement of Work US & CAN Store Network Services

To

Second Amended and Restated Master Services Agreement
March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Statement of Work
US & CAN Store Network Services

I.	GENERAL

1.1	Introduction
This Exhibit A.8 (Store Network Services Statement of Work) to the Agreement (this “Statement of Work”) is effective as of the Second Amended and Restated Agreement Effective Date, and sets forth the minimal managed network services that Supplier shall provide, with respect to the following service areas as identified in the table of contents to this Statement of Work and as more particularly described in this Statement of Work (individually each, a “Store Network Service,” and collectively described as the “Store Network Services”). The Store Network Services described herein apply generally to all Services provided by Supplier to Gap pursuant to the Agreement and shall be provided utilizing Supplier’s best practices.
Supplier shall provide information on the Store Network Services using a media that is efficient, easy to use, and easily accessible by Gap Authorized Users and subject to Approval by Gap. Unless otherwise provided, references to Sections will be to Sections of this Statement of Work and references to Exhibits will be to Exhibits of the Agreement. The section headings in this Statement of Work are for reference purposes only and will not affect in any way the meaning or interpretation of this Statement of Work.
Supplier shall provide the Store Network Services as required to meet or exceed the Service Levels in Exhibit B.1 (Service Level Matrix). Supplier (i) has responsibility for the performance of the Store Network Services detailed in this Statement of Work; and (ii) shall be held responsible for the performance of the Store Network Services without regard to the use by Supplier of third-party products or suppliers. All changes to this Statement of Work will be mutually agreed to by Gap and Supplier and implemented and managed using the Change Control Procedures.

1.2	Definitions
Except as otherwise expressly provided herein, or unless the context clearly requires otherwise, capitalized terms used in this Statement of Work shall have the meanings set forth below. Capitalized terms used in this Statement of Work but not otherwise defined in this Statement of Work shall have the meanings ascribed to them in Exhibit A.1 (Glossary to Statements of Work).
“Agreement” shall mean the Second Amended and Restated Master Services Agreement dated as of the Effective Date between Gap and Supplier.
“IP” shall mean Internet protocol.
“Provisioning” means ordering, installation, implementation and testing of network equipment and circuits.
“Store Network Services” shall have the meaning set forth in Section 1.1 (Introduction).

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

“Low Level Design” shall mean the mapping of the Network and Voice architecture blueprints and standards based on Gap’s requirements, to build store environments so that it meets the Gap standards. *.

1.3	Network and Voice Environments
1.3.1 In adherence to Gap’s Network, Voice and Video Infrastructure Standards, Supplier will provide Store Network Services across the following environments (“Network and Voice Environments”):

(a)
“WAN (Wide Area Network)” means a long distance communications Network that covers a wide geographic area, and is used to connect, and transmit data, voice and video signals between LANs and Gap Store Locations.

(b)
“LAN (Local Area Network)” means a local, high-speed Network, consisting of LAN equipment and software that are used to create, connect, and transmit data, voice, and video signals to, within or among Gap's local area network segments. *.

(c)	“Network" means those services related to operating, managing and administering the in-scope equipment and operating systems supporting the network infrastructure for the Gap Store Locations.

(d)	“Wireless” means a Local Area Network connectivity technology with protocol standards not requiring physical media between the user's device and the LAN switch.

(e)
“Transport Services” means those voice or data network switching, transmission and related services that support information transfer capabilities between originating and terminating access service facilities (e.g. * and *).

II.	Store Network Management Services
As of the Effective Date, Supplier will assume full management responsibility for all of Gap’s data, telecommunications, and video network connections into all Gap Store Locations located in the United States and Canada, as more fully set forth in this Section (the “Store Network Management Services”):

2.1	General Requirements
Hours of Operation for LAN, WAN, PBXs and Key Systems: Event detection, notification coverage, fault isolation provided *. Problem Response and Resolution will be performed according to * definition and the Service Level Agreements.
As part of the Services, Supplier’s responsibilities include the following:

(a)	Manage Gap Network and Voice Environments including the following:

(1)	Unless otherwise provided in this Statement of Work or as agreed with Gap, Supplier will provide all Services *.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(2)	Provisioning, de-Provisioning data and voice circuits, Equipment and Software as needed in order to provide the transport Services in compliance with current Gap architecture and standards.

(3)	Providing Services from Supplier Service Locations or Gap Service Locations as required.

(4)
Supplier will comply with the Gap network and voice standards for all Network and Voice Environments as of the Effective Date. In the event that during the term of the Agreement, Gap materially changes the network and voice standards, the Parties will meet in good faith to evaluate the effect of such changes on the Supplier’s ability to provide the Services.

(5)	In accordance with Gap Standards, managing and assigning appropriate Internet Protocol (“IP”) addresses to the covered locations per Gap standard schema.

(6)	In accordance with Gap Standards, add/move/remove stores from the voice dial plan.

(7)
Managing Gap Store site preparation and cleanup for the installation of circuits and telecom Equipment including making arrangements for access and coordination with Gap’s business unit representatives at Gap Store Locations.

(8)
Coordinate all Supplier activities with other Gap Third Party Vendors where there are interdependencies between the Network and the services provided by such Third Party Vendors. Notwithstanding the need of any such coordination, Supplier remains responsible for timely completion of all Supplier activities and meeting Supplier SLAs and KPIs.

(9)
Coordinate with other Gap Third Party Vendors in the resolution of Incidents, Problems, Service disruptions, or any other service degradation (together “Service Disruptions”), where the services of each Third Party Vendor interface with Supplier. Notwithstanding the need of any such coordination, Supplier remains responsible for timely completion of all Supplier activities and timely resolution of all Service Disruptions while meeting Supplier’s SLAs and KPIs.

(10)
Managing billing (including providing adequate invoice auditing to provide accurate invoices and appropriate credits are obtained and identified for any overpayments) stores voice long distance minutes from the applicable Third Party Vendors providing transport services and requesting it in the format requested by Gap. In the event such billing formats are not provided, Gap will work with Supplier to address this issue with the Third Party Vendor.

(11)	Promptly disconnecting and end-billing of services including transport services, and removing related Equipment no longer needed by Gap upon the termination of the services at a Gap Site.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(12)	*.

2.2	WAN and Voice Transport Services:

(a)	Supplier will order, install, test, cut-over and maintain the data WAN and Voice Transport services to include but not limited to:

(1)	Primary and Secondary Data and Voice Circuits.

(2)	Technologies required to access the WAN and Voice network in accordance with the Gap network and voice standards

(3)	Maintain an inventory of all WAN and Voice circuits using Gap’s tools.

(b)	Supplier’s responsibilities for Transport Service Provisioning includes:

(1)	Provisioning Transport Services from telecommunications suppliers; tracking the order for the relevant transport services to completion and updating Gap on order status.

(2)	Confirming that orders for transport services are acknowledged by the relevant telecommunications supplier in a timely manner.

(3)
Provisioning upgrades, changes or deletion of transport services, as appropriate to meet Gap’s changing requirements in accordance with the Change Management procedures set forth in Section IV (Change Management).

(4)
Managing the transport services providers to resolve problems or issues related to installing transport services including escalation within the transport service provider organization to resolve any such problems or issues on a timely basis to meet Gap schedule.

(c)
Voice and Video Services will be provided for 1) the portion of the Network that carries video signals across the WAN to the store, 2) the local telephone lines that carry voice signals to the store, and 3) the standard telephone switching system in the store (e.g., PBX, Partner or Key System). Telephone handsets and video units are excluded from this scope.

2.3    Documentation
Supplier shall develop and maintain Documentation in accordance with its best practices. Such Documentation will be made readily accessible to Gap. Supplier responsibilities include:

(a)	Maintain Gap’s Document repository

(1)	Supplier will maintain and keep updated at all times all Documentation in relation to the environments defined in Section 1.3 (“Network and Voice Environments”) above including:

(A)	Updating all Documentation for Gap’s data Network and voice environments including as-built Documentation as stored in
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Gap’s NSI database or equivalent tool, testing criteria, all operations procedures, services, Equipment and Software for which Supplier is responsible

(B)	Documenting and maintaining procedures in the Procedures Manual to be utilized by Gap relative to the Services

(2)	Document the specifications of the components installed, providing all necessary information for asset management, the maintenance provider, and configuration management.

(3)	Update with Gap, the hardware, software configurations and templates for compatibility with the applications to be implemented in Gap’s data network and voice environment; and

(4)	Document the network addressing plans used for the data network components, logical network device assignments, and logical parameters.

(5)	All Changes to Documentation shall comply with Section 5 (Change Management) above.

(b)
Auditing Documentation maintained by Supplier regularly for completeness and accuracy, including (1) verifying that all Documentation is complete, present, organized, readable, and updated, and (2) reporting the resulting audit findings to Gap on a regular basis and where it is determined that Documentation is inaccurate (for example, erroneous or out of date), correcting and/or replacing such Documentation.

2.4	Monitoring, Reporting and Operations Services
Supplier will provide operations services as described in this SOW, *. In performing operations services, Supplier will adhere to the Gap Incident, Problem, and Change Management processes includes performing the following tasks:
(a)Supplier will utilize * to view, monitor, and service all Service Requests, Incidents, or Problems;
(b) Service Requests, Incidents, or Problems will come via the following means: *;

(1)	Coordinate Service Request activities, Incident and Problem Resolution, and Change Management activities and the scheduling of Supplier personnel providing On-site Break/Fix Services;

(2)
Measure, track and evaluate the progress of open Service Requests, Incidents, and Problems, and provide relevant information to Supplier and Gap as needed to facilitate the expeditious resolution for the above; and

(3)
Promptly identify and escalate to the appropriate Supplier or Gap escalation personnel any Incidents or Problems that have the potential to miss the applicable SLAs set forth in Exhibit B (Service Level

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Agreement), including the use of the escalation processes described below (Escalation of Operations Services).
(a) Escalation of Operations Services
For any * for which Supplier fails to resolve the problem within the period set forth in Exhibit B (Service Level Agreement), Supplier will provide initial notification to Gap * after the failure to resolve the Incident or Problem within the allotted period, providing Gap an explanation of the reason for the failure and an estimated time by which the Incident or Problem will be Resolved, and provide Gap frequent and relevant updates electronically thereafter until the Problem is Resolved. (Alternatively, if Supplier has reason to believe that it is likely to fail to Resolve the Incident or Problem within the allotted time, Supplier may place this call before actually failing to Resolve the Problem within the allotted time.)

(c)	Providing statistical reporting as set forth in the report listing contained in Exhibit D.13 (Management Reports).

2.5	Onsite Support Services
(a) General

(1)
Supplier will provide On Site/Break Fix Services based on a * determined by Gap and based on the nature and severity of the reported Incident or Problem. Descriptions of the different * and their respective timeframes * are contained in Exhibit B (Service Level Agreement). At the time of the Service Request Call, Gap will specify the * it requires. If Gap does not specify a * during the Service Request Call.

all, Supplier will consider the request to be Urgent.

(2)	Supplier will dispatch its CSR(s) for arrival on-site at the affected Covered Location in accordance with the *.

(3)	Supplier will adhere to and comply with * Fault, Performance and Capacity Monitoring tools and systems to provide the Operations Services.

(b)	Store network voice and data installs, moves, adds and changes, and voice installs, moves, adds and changes for field offices co-located in the store as provided in Exhibit D.17.

(1)
Supplier will provide adequate manpower and expertise to support Store and field office openings, closings, remodels, Store activities such as adds and changes, and special projects and initiatives for both voice systems and data systems for the Network.

(2)	Scope of data technology covers the planning, Low Level Design and implementation of the following:
(i) *.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(ii) *.
(iii) *.

(iv)	Cabling; Supplier’s responsibility will be coordinating Gap or its Third Party Service Provider for all store cabling unless provided otherwise in a Statement of Work signed by Gap and Supplier.

(v) Wireless Access Points and related control hardware and software.
(vi) Network to support other ancillary equipment and services in the Store *.
(3) Scope of the voice technology includes the planning, design, and implementation of:
(i) Telephone system (Key, PBX, VoIP, wireless phones).
(ii) Telephone lines to support the phones and other ancillary equipment and services in the Store such as alarms, elevators.
(iii) Telephone system cabling; Supplier’s responsibility will be coordinating Gap or its Third Party Service Provider for all store cabling unless provided otherwise in a Statement of Work signed by Gap and Supplier.
(iv) Ancillary systems such as *, Voice Mail.
(v) Support for Store voice trouble tickets.
(4) Supplier shall provide for the Network and Voice portions of the Store activities including openings, closings, remodels, adds, moves and changes by:
(i) Supplier must interface to, as relevant for the activity, Gap finance, corporate construction and their suppliers, real estate departments, *, and voice and data planning and design personnel.
(ii) Supplier must be able to track and communicate numbers of activities, Schedules for activities and detailed constructions schedules, orders and order status.
(iii) Supplier must manage assets per location and type by using *.
(iv) Supplier must staff appropriately to meet brand Store activities schedules.
(v) Supplier must be able to report on numbers of activities accomplished and planned as well as use this information for * budgeting.
(5) Supplier shall also do the following with respect to * Covered Machines:

1.
Supplier shall support each major release and version of * Software for the longer of a period of * from *’s first commercial shipment of such release or version or the period it is generally supported by *;

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

2.	Supplier shall perform Problem determination remotely via the Supplier remote support center for such * Covered Machines;

3.	Supplier shall issue a ticket to the maintenance vendor to dispatch a technician if On-site Break/Fix Services are required and coordinate such dispatch as necessary;

4.
Upon arrival at the applicable Covered Location and before beginning work, the technician will call Gap Store Support to identify arrival at Covered Location. The technician will call and work with Supplier’s network operations center;

5.	Supplier shall re-load network configuration information as required, either remotely or on-site; and

6.
Supplier shall authorize Gap for electronic access to * (“*”), which will provide Gap with technical and general information on * products, access to *’s online software library and solutions to known software problems.

2.6	Network and Voice Environment Installs, Moves, Adds, and Changes

(a)
Supplier will coordinate with and manage activities of Third Party Vendors for all Store Network and Voice Environment IMACs, Management of vendors including regular status meetings and escalations, in accordance with Exhibit D.2 (Governance).

(b)
Upon completion of any IMAC activity(ies), Supplier to verify and certify operation and connectivity of the Network and Voice Environment, and all other directly Network-connected devices. As required, Supplier will perform Low Level Design for all Store IMAC including providing specifications for the appropriate configuration and installation process for the relevant Gap Equipment that will be attached to, and will communicate over, the Network, subject to Gap Approval.

(c)	Upon removal of installed Equipment, Supplier will provide notice of a Network component retirement through an update to * database or equivalent tool not later than * after retirement.

(d)
Supplier will be responsible for providing or managing, as appropriate, Supplier-provided IMACs for Services at Gap Stores. For purposes of this Statement of Work, IMACs include physical IMACs and logical IMACs and Supplier’s responsibilities shall also include the following:

(e)
With respect to authorized IMAC requests, executing the IMAC, including, procuring required components from Third Party Vendors; conducting site surveys; coordinating changes to the cabling infrastructure for which Supplier is otherwise responsible hereunder; scheduling and dispatching appropriate technicians; and tracking the IMAC order form initiation to completion.

(f)
Coordinating and executing Gap Approved IMACs, including, providing a single point of contact; installing Equipment and connecting Equipment to telecommunications facilities (for example LANs); installing Software (including

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

new Software and upgrades to existing Software); and performing configuration functions.

(g)	Coordinating physical space requirements as needed to facilitate the implementation of the IMAC. This should include relocation and/or remediation of Equipment to install in new racks.

(h)	Creating, documenting the “end-to-end” processes to enable IMAC execution for each Software and/or Equipment component, and obtaining Gap’s Approval for such processes and documentation.

(i)	Following the required processes in the Procedures Manual to complete the IMAC.

(j)	Canceling Network transport services that are no longer required after completing the IMAC. *

(k)	Reporting added and deleted services to the bill pay vendors via IMAC form through *.

(l)	Having received and verified a valid IMAC request and performed all necessary pre-work, Supplier’s responsibilities for performing the IMAC include the following:

(1)	Providing the appropriate disposal, in accordance with Gap’s refurbishment process, of Supplier’s in-scope Network devices as required for break/fix.

(2)	For Network ports:

(A)	Activating Network ports in Gap Stores to be certain that they are connected to the Network and can be used by Applications (central and remote).

(B)	Maintaining a list of all Network ports and their status on a * basis utilizing Gap’s automated tool(s).
2.7    Installs, Moves, Adds, and Changes (IMACs) Process
As requested by Gap, Supplier shall be responsible for planning, managing, performing and testing installs, moves, adds, changes, cascades, de-installs, and refreshes for Network Equipment (“IMACs”). Installs, moves, adds and changes carried out pursuant to Problem management activities shall not be treated as IMACs. Supplier’s specific responsibilities with respect to IMACs are the following:

(a)	IMACs are defined as follows:

(1)	“Install” means the on-site installation and testing of Network Equipment and includes checking that the Equipment and
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Software are functional with network operational connectivity and working correctly. An Install also includes updating appropriate Documentation as necessary.

(2)	“Move” means:

(A)
within a building – disconnecting a currently installed device, packing the equipment for movement from the current location at a building to the new location within the same building, unpacking and reconnecting the device and, upon completion of such activities, conducting the manufacturer’s standard installation tests to verify the hardware and software are functional with network connectivity, provided Gap has provided such test specifications and there is a network data line installed at the new location.

(3)
“De-install” means disconnect, including *, for those devices at a building that are being disconnected and which are not being reconnected at a new location, disconnecting a currently installed device, packaging the equipment and moving it from the current location to a Gap-designated storage or staging area within the building for Gap’s removal or disposal.

(4)
“Cascade” means (A) De-installing a device, (B) reconfiguring the Equipment and Software to conform to the standard configurations and (C) Installing and testing the reconfigured device, including checking that the Equipment and Software are functional with network operational connectivity, and working correctly.

(5)	“Add” means, with respect to:

(A)	hardware – installing an additional external device (such as an external modem, WAP, router module) and appropriate device driver to a currently installed device.

(6)	“Change” means, with respect to:

(A)
hardware – performing a modification to an existing device such as a hardware upgrade (to add functionality) or a downgrade (to remove functionality), and, upon completion of such activity, conducting the manufacturer’s standard installation tests to verify the hardware and software are functional with network connectivity, provided Gap has provided such test specifications and there is a network data line installed at the location.

(B)	software – performing a modification to an existing software configuration according to specific
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

documentation or instructions, and, upon completion of such activities, conducting the manufacturer’s standard installation tests to verify that the hardware and software are functional with network connectivity, provided Gap has provided such test specifications and there is a network data line installed at the location.

(7)	“Build” means for any new Equipment to be installed, the activities not performed by the hardware seller prior to shipment, such as:

(A)	build and configure the device in conformance with the standard configurations;

(B)	run diagnostics on all configuration components;

(C)	load and configure Software in conformance with the standard configurations;

(D)	perform configuration testing;

(E)	install * according to the Procedures Manual; and

(F)
perform hardware burn-in; and repackage the fully assembled and tested device, including configuration documentation and any vendor-provided operations manuals or other applicable documentation, in one container or as a banded unit, apply shipping labels, generate appropriate shipping documentation, and drop ship to the designated Gap Site.

(b)
As part of planning an IMAC, Supplier shall prepare IMAC orders in consultation with Gap and shall validate the correctness of IMAC orders. In addition, Supplier shall, for each IMAC, establish a back-out procedure so as to be able to undo such IMAC and restore pre-IMAC status in the event of unsuccessful testing. If Gap personnel are involved in an IMAC, Supplier shall coordinate with such Gap personnel.

(c)
Supplier shall be responsible for coordinating each IMAC from receipt of service request to completion, including coordinating with Gap groups and third party suppliers regarding applicable services/products.

(d)
Individual service events are considered complete upon verification that a new or existing device and/or software functions per the OEM Specifications after completion of the IMAC request. If an IMAC occurs after Business Hours, such support shall begin * and continue as is necessary and appropriate.

(e)
Supplier shall test all devices detailed in the IMAC request or ticket, as relevant, following completion of the IMAC. An IMAC shall be deemed completed when Supplier has notified Gap that such IMAC has

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

successfully passed the applicable acceptance testing procedures and the Gap contact has notified Supplier of acceptance.

(f)
Upon the completion of each IMAC performed by Supplier, Supplier shall update the asset tracking records in a timely manner to document such IMAC, via a Problem Change ticket submitted to Gap’s Asset Management team. IMACs shall be charged to Gap in accordance with Exhibit C (Fees and Resource Charges).

(g)
Inclusion of End-to-End Scope. With respect to any particular device, a single IMAC includes all activities related to the IMAC when requested at the same time, including determining requirements, generating work orders, scheduling, setup/staging, transfer of local data, testing, asset tracking notification and quality assurance.

2.8	Architecture, Design and Engineering
Supplier will adhere to Gap Network and Voice Architectures and build Low Level Design, implement and configure all Network and Voice Environments as provided in Section 2.9 below

2.9	WAN, LAN and Voice Implementation Services.
(a) Supplier will develop detailed project schedules, identify GAP and Supplier activities necessary to implement all services.
(b) Supplier will coordinate Site Surveys with Third Party vendors where required to determine the specific location for installation of all Network and Voice components.
(c) Should Supplier discover a shortfall in the facility infrastructure to enable services, Supplier will document shortfall and impact on the delivery of services.
(d) Supplier will manage the delivery of all WAN, LAN and Voice implementation services to include:

(1)	Coordinate with Gap's site contact and/or Third Party Vendor for scheduling and performing the installation.

(2)	Plan and Coordinate all migration efforts in line with Gap's site and/or Third Party Vendor contacts.

(3)	Track and Manage completion of all service installs, testing and cutover.

(4)	With respect to any Hardware associated with WAN, LAN and Voice services, Supplier will adhere to the IMAC Services process defined in Section 2.8. Installs, Moves, Adds, and Changes.

III.	INCIDENT AND PROBLEM MANAGEMENT
Supplier’s Incident and Problem Management responsibilities for Gap Stores and field offices co-located in stores as provided in Exhibit D.17 include (“Incident and Problem Management”):

3.1	General Requirements

(a)	“Level 1 Support” or “Level 1” means support that is provided as the entry point for Incident reports from Authorized Users. If Level 1 personnel cannot resolve

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

the Incident, the Incident is directed to the appropriate Level 2 personnel or Third Party Vendor for resolution. This is an IBM responsibility.

(b)	“Level 2 Support” or “Level 2” means * . *. If Level 2 personnel cannot resolve the Incident, the Incident is directed to the appropriate Level 3 personnel. This is an IBM responsibility.

(c)	“Level 3 Support” or “Level 3” provides *. *. This is a Gap responsibility.

(d)	Tracking and Managing all Incidents and Problems that are assigned to Supplier by the Help Desk or as automatically generated by the applicable Tool.

(e)	Resolving those Incidents and Problems arising from or related to the Store Network and Voice Services.

(f)	Performing all Incident and Problem management responsibilities in accordance with the Gap Problem, Change and Incident Management (“PCIM”) processes.

(g)	Maintaining clear accountability within Supplier and to Gap.

(h)	Meeting specified Service Levels.

(i)	Performing proactive where possible, and reactive troubleshooting to identify and Resolve Incidents and Problems.

(j)	Employing procedures for proactive monitoring, logging, tracking and escalation for appropriate Incidents and Problems in accordance with the Procedures Manual.

(k)	Categorizing, documenting and communicating to Gap the relative importance of each Incident according to the * described in Exhibit B.1 (Service Level Matrix).

(l)	Monitoring, controlling and managing each Problem and Incident arising from or relating to the Services until it is Resolved, and confirmed with Gap in accordance with the Procedures Manual.

(m)	Maintaining regular communications of the status of an Incident or Problem between all parties and Gap Authorized Users until the Incident or Problem is Resolved.

(n)	Implementing measures to avoid unnecessary reoccurrence of Incidents and Problems.

(o)
Performing root cause analysis and event correlation for all Incidents and Problems, identifying and document preventive measures and making recommendations to fix root causes. Root cause analysis reports are to be presented to Gap for all *, and as requested by the Gap for * and shall include a description of the failure, root cause analysis performed, proposed actions (with timing and the party responsible to Implement such actions) to eliminate or reduce the likelihood of a recurrence of the failure, and confirmation that proposed actions addressed the Problem.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(p)
Promptly identify and escalate to the appropriate Supplier or Gap escalation personnel any Incidents or Problems that have the potential to miss the applicable SLAs set forth in Exhibit B (Service Level Agreement), including the use of the escalation processes described below (Escalation of Operations Services).

(q)    Escalation of Operations Services
For any * for which Supplier fails to resolve the problem within the period set forth in Exhibit B (Service Level Agreement), Supplier will provide initial notification to Gap within * after the failure to resolve the Incident or Problem within the allotted period, providing Gap an explanation of the reason for the failure and an estimated time by which the Incident or Problem will be Resolved, and provide Gap frequent and relevant updates electronically thereafter until the Problem is Resolved. (Alternatively, if Supplier has reason to believe that it is likely to fail to Resolve the Incident or Problem within the allotted time, Supplier may place this call before actually failing to Resolve the Problem within the allotted time.)

3.2	Incident and Problem Management for Store Network and Voice Services

(a)	Supplier shall use the Gap Incident and Problem Management Tracking system to track Incidents and Problems relating to the Store Network and Voice Services.

(b)
Tracking information for each Incident and Problem submitted to (and originating from) the Help Desk or Supplier, to include those agreed to by Gap and Supplier. Such information shall include at a minimum:

(1)	the date and time the Incident or Problem was raised;

(2)	an Incident or Problem tracking number;

(3)	a description of the Incident or Problem;

(4)	relevant information about the Gap Authorized Users affected and/or Gap Site affected;

(5)	the * of the Incident or Problem;

(6)	the Incident or Problem status and next steps to be taken; and

(7)	the date and time the Incident or Problem was Resolved.

(c)	Regularly updating the Incident and Problem Management Tracking system (including the Knowledge Database) in accordance with Gap procedures.

(d)	Providing reports generated from Gap’s tools to Gap and Third Party Vendors regarding Incidents and Problems as relevant.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

3.3	Additional Incident and Problem Communication and Notification Requirements
Supplier’s additional Incident and Problem communication and reporting responsibilities include:

(a)	Providing communications regarding the Incident or Problem to i) Gap IT and ii) Authorized Users upon request to the Help Desk.

(b)	At a minimum, Supplier’s notification and communications shall include:

(1)	The * of the Incident or Problem.

(2)	The location of the Incident or Problem and the name and/or number of affected Gap Authorized Users.

(3)	The elapsed time before a Problem is escalated to the next higher *.

(4)	The levels of involvement (and notification) of Supplier Management and Gap Management at each Severity Level.

(c)
Communicating the status of * and * Incidents and Problems on a timely basis appropriate to the impact of the Incident or Problem to Gap and agreed to by Gap and Supplier in accordance with the Procedures Manual.

(d)	Tracking and reporting any in-scope backlog of Incident and Problems that are not Resolved on at least a daily basis, or more frequently as requested by Gap.

(e)
If Supplier believes an Incident or Problem cannot be Resolved (for in-scope services), Supplier shall communicate to Gap the nature of the Incident or Problem, the reason why Supplier believes it cannot be Resolved and the efforts employed by Supplier to Resolve the Incident or Problem to the appropriate level within Gap as agreed to by Gap and Supplier.

(f)
In the event there is a recurrent Incident or Problem, Supplier shall, upon Gap’s request, conduct meetings with Gap and any required third parties to address Supplier’s Incident and Problem Resolution activities, including providing a root cause analysis report.

(g)	Providing Incident and Problem Resolution exception reports.

IV.	CHANGE MANAGEMENT
Supplier is responsible to support Changes (“Change Management”) as described below. All Changes will be made in accordance with the Gap Change Control Procedures and meet the requirements contained in this Statement of Work and in the Procedures Manual. Supplier’s responsibilities for Change Management include the following:

4.1	Change Management

(a)	General Requirements
Supplier’s Change Management responsibilities shall also include:
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(1)	Making all Changes in Network and Voice Environment arising from, relating to, or impacting the Services and Coordinating such Changes with Gap and Gap Third Party Vendors, as appropriate.

(2)	Making all Changes in accordance with the Change Control Procedures in this Section IV (Change Management) and in compliance with the Procedures Manual and the Agreement.

(3)	Performing all Changes to individual components of Equipment and Software for which it is operationally responsible.

(4)
Implementing the Change Control Procedures that include the efficient implementation of Changes, clear accountability within Supplier and to Gap, effective coordination and communication between and among Gap, Gap Authorized Users, Supplier and Third Party Vendors. Supplier’s Change Control Procedures must integrate seamlessly with the Change Control Procedures described in this Section IV (Change Management).

(5)	Responding to Change requests from Gap and making Changes in accordance with this Section IV (Change Management).

(6)
For the Services, maintaining clear ownership for Changes throughout the entire Change Management process. Supplier shall not make any Change without Gap’s Approval or in contravention of this Section IV (Change Management).

(7)	Developing comprehensive operational Documentation to document the Change(s). Enforcing Documentation standards, task lists and run sheet updates.

4.2	Oversight of Change Management
Supplier’s responsibilities for providing performing and oversight of Changes include:

(a)	Coordinating all of Supplier’s Change Management activities with the Gap Change Coordinator in accordance with Gap’s Change Control Procedures.

(b)	Making any Changes necessary to provide the Services and meeting all required Service Levels, in accordance with agreed upon Change Control Procedures.

(c)	In an emergency, Supplier must obtain Gap Approval prior to any Change to the Network and Voice Environment.

(d)	Without prior Gap Approval, Supplier shall not make any Changes that:

(1)	Adversely affects the function, performance, or efficiency of any of the Services;

(2)	Increases Gap’s retained costs or external fees; or

(3)	Impacts the way in which Gap conducts its business or operations.

4.3	Change Management Process and Procedures
Supplier’s responsibilities with respect to Change Management processes and procedures include:

(a)	Participating in Change meetings. Supplier’s representative in these meetings shall have the requisite authority to make binding and enforceable commitments on behalf of Supplier.

(b)	Submitting all proposed Changes in advance to Gap for Approval. Unless otherwise mutually agreed, all proposed Changes shall be submitted to Gap, at a

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

minimum, on a *, with special notice for major Changes proposed on a longer term but requiring more preparation and Coordination.

(c)
At a minimum, each submitted proposed Change shall include all standard applicable information to provide effective Change Management and Supplier shall include in each submission a schedule of proposed Implementation dates for determination of any existing conflict with business events communicated to Supplier by Gap, including:

(1)	A description of the proposed Change;

(2)	A statement of purpose and justification for the proposed Change;

(3)	A list of Service(s), Gap Authorized User(s), and Third Party Vendor(s) potentially affected by the proposed Change;

(4)	The proposed schedule, including Implementation date(s) and approximate time(s);

(5)	The proposed Implementation process; and

(6)	A statement of the potential risk, business impact, and/or complexity of the proposed Change.

(d)
For proposed Changes that represent a potentially high risk or high impact to Gap’s operations or business, or at the request of Gap, Supplier shall include a comprehensive end-to-end test plan (including clear Change acceptance criteria); notification and escalation lists per agreement of Gap and Supplier; and work-around plans and a comprehensive contingency plan, including a back-out plan and procedures (with specific criteria to initiate the execution of the back-out plan).

(e)
Reviewing proposed Changes and schedules with Gap, obtaining all necessary approvals and coordinating all Supplier Change Management activities with Gap and all affected third parties to minimize disruption of normal business process.

(f)	Reporting the status of scheduled Changes including maintaining a comprehensive list of projects and dates.

(g)	Providing regular progress updates to Gap and other known affected third parties.

(h)	Testing Changes as required by Gap to the Network and Voice Environment and Resolving Incidents and Problems prior to production Implementation, in the Gap provided Test environment.

(i)	Controlling Changes to systems and activities required by moves, upgrades, replacements, and migrations.

4.4	Network and Voice Environment Maintenance Periods
Supplier’s responsibilities include:

(a)
Performing routine maintenance during regular periods scheduled in advance and Approved by Gap, or unless otherwise agreed to, and keeping systems unavailability during maintenance windows to the minimum required for systems maintenance purposes.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(b)	Providing prior notice to Gap of the maintenance to be performed during scheduled maintenance windows and changing scheduled maintenance windows at Gap’s written request and upon prior notice.

(c)	Scheduling outages for maintenance, expansions and modifications during hours that meet Gap’s operational needs.

(d)	Performing routine maintenance during scheduled maintenance windows. Scheduled maintenance windows are the specific times as Approved by Gap.

(e)	Scheduled times for all maintenance windows shall be reviewed and pre-Approved by Gap on at least a * basis.

(f)
At Gap’s request, Supplier shall change scheduled maintenance windows for Equipment located at Supplier Sites to meet Gap’s operational needs as identified by Gap to Supplier. Supplier shall give Gap at least * prior written notice of the maintenance to be performed during scheduled maintenance windows. In the event that there is a need for emergency systems maintenance, Supplier shall provide Gap with as much notice as possible, and shall perform such maintenance so as to minimize interference with the business and operational needs of Gap and in compliance with the Procedures Manual.

(g)
Gap, at any time and at its discretion, may specify “quiet” periods during which Supplier shall not make any Changes without the specific Approval of Gap. Supplier shall use the scheduled maintenance windows (and non-scheduled maintenance windows required by Gap) for purposes of supporting and maintaining Equipment and Software, including Installing upgrades, patches, and all other related activities to eliminate the need for non-scheduled maintenance windows.

(h)	To the extent Supplier requests any Changes or maintenance windows outside of the scheduled maintenance windows for new Gap Service Requests, *. *.

V.	NETWORK SECURITY
Supplier will operate network tools according to Gap procedures to protect the integrity, confidentiality and availability of Gap’s Data on the Network as necessary to satisfy Gap’s business and operational requirements as of the Effective Date and as they may change over time, subject to Gap’s Change Management procedure.

5.1	Logical Security Administration
Supplier’s logical security administration responsibilities include:

(a)	Compliance with Gap Policies and Procedures, as they may be revised or updated from time to time during the Term of the Agreement.

(b)
Working in conjunction with Gap Security to support, establish and maintain safeguards against the unauthorized access, destruction, loss or alteration of Gap assets, data, and information under the control of Supplier.

(c)	Comply with all Gap documented information security procedures pertaining to Supplier-operated systems and developing, maintaining, updating and
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

implementing security procedures for Supplier-operated systems with Gap’s Approval, including physical access strategies, procedures and standards. *.

(d)
Utilize Gap provided action plan and escalation procedures for any potential or detected electronic or physical security breaches and reporting any detected security breaches to Gap per the action plan.

(e)	In conjunction with Gap Security, monitoring the systems and Services for authorized access, including:

(1)	*, reviewing and responding in a timely and appropriate manner to violations of internal and external physical or electronic access as requested by Gap.

(2)	Assisting with periodic reviews, as appropriate and in accordance with the Gap process to validate *.

(3)	*.

(4)	Assist in reviews as required by the Gap process to *.

(5)	*.

(f)	Support with security audits, providing Incident investigation support, and initiating corrective actions to minimize and prevent security breaches as directed and Approved by Gap.
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(g)	Supplier shall follow Gap’s *.

(h)	*.

(i)	Accepting and complying with instructions from Gap on the security configuration of Equipment and Software.

(j)	Cooperating and assisting with efforts by Gap and/or representatives of Gap for security tests, security compliance reviews, and investigations *.

5.2	Compliance and Audit

(a)	Supplier shall assist and respond accordingly, with security tests, security audits, compliance audits, compliance reviews, and investigations as needed.

(b)	Maintain compliance with current PCI Data Security Standard, and remediate non-compliance issues as needed. Execution of operational tasks including, but not limited to the following:

(1)	*.

(2)	As needed, remediate critical security findings.

(3)	*.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(4)	*.

(5)	*.

VI.	Gap Responsibilities
Except as otherwise agreed by the Parties under the Agreement, Gap will be responsible for items listed below. Subject to Section 17.2 (Interfering Acts) of the Agreement, nothing in this Section 6 (Gap Responsibilities) shall relieve Supplier of its obligations under this Statement of Work or the Agreement.

6.1	Except as otherwise provided in this Statement Work, Architecture, design and engineering for Stores Network.

6.2	Cabling.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A.8    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B - Service Level Agreement

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

		Page No.
1.	GENERAL	1
2.	EXHIBITS	1
3.	REPORTING	1
4.	SERVICE LEVEL CREDITS	2
5.	*	4
6.	PRESUMPTIVE SERVICE LEVELS	5
7.	SET SERVICE LEVELS	6
8.	ADDITIONS, DELETIONS, MODIFICATIONS AND NOTICE REQUIREMENTS	7
9.	PROCESS FOR ADDITIONS AND DELETIONS OF SERVICE LEVELS	7
10.	COMMENCEMENT OF OBLIGATIONS	8
11.	COOPERATION	8
12.	IMPROVEMENT PLAN FOR SERVICE LEVELS	8
13.	MEASURING TOOLS	9
14.	SINGLE INCIDENT/MULTIPLE DEFAULTS	9
15.	CONTINUOUS IMPROVEMENT - SERVICE LEVELS	9
16.	EXCLUSIONS	10
17.	TERMINATION FOR CHRONIC SERVICE LEVEL DEFAULT	11
1.	DEFINITIONS	2

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

1.	GENERAL
This Exhibit B (Service Level Agreement) to the Agreement (this “Service Level Exhibit”) shall supersede previous versions of Exhibit B, is effective as of the Second Amended and Restated Agreement Effective Date and sets forth certain Critical Service Levels, Service Level Objectives, against which, among other Agreement requirements, Supplier’s performance shall be measured. As of the Effective Date (or as otherwise specified in the Agreement), Supplier shall perform the Services at or above the levels of performance set forth in this Service Level Exhibit. As of the Effective Date, there are two categories of Service Levels (for both Critical Service Levels and Service Level Objectives);

1.1
Presumptive Service Levels, for which Presumptive Service Level targets are identified and specific measurement periods are set) which are further detailed in Section 6 (Presumptive Service Levels) below; and

1.2	Set Service Levels, for which the Expected Service Level target has been established, validated and committed, and which are further detailed in Section 7 (Set Service Levels) below.
Terms used herein with initial capital letters shall have the meanings set forth in the Definitions section of the Agreement. Terms used herein with initial capital letters and not otherwise defined in the Agreement shall have the meanings set forth in the Attachment A: Definitions, to this Service Level Exhibit.

2.	EXHIBITS
The following additional Exhibits hereby incorporated into this Service Level Exhibit by reference:
Attachment A: Definitions
Exhibit B.1: Service Level Matrix
Exhibit B.3: Measuring Tools and Methodologies

3.	REPORTING
Except during Peak Period and as otherwise specified in this Service Level Exhibit, each Critical Service Level and Service Level Objective shall be measured by

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Supplier on a *. During Peak Period, the Peak Critical Service Levels and Peak Service Level Objectives shall be measured by Supplier on a *. The Parties will mutually agree on the specific measurements subject to this requirement and consistent with the reporting tools available at the time.
As to * reporting, Supplier shall provide to Gap, as part of Supplier’s * performance reports, a set of accurate soft copy reports to verify Supplier’s performance and compliance with the Critical Service Levels, Service Level Objectives. All such reports shall be provided to Gap on or before the * being reported in accordance with Section 27.1 (Invoices and Payments) of the Agreement and within the same delivery timeline as the Services invoice. As set forth in Exhibit B.1 (Service Level Matrix), the provision of such initial report shall be a Critical Deliverable.
As to * reporting, Supplier shall provide to Gap, as part of Supplier’s * performance reports, a set of accurate soft-copy reports, in a form reasonably acceptable to the Parties, to verify Supplier’s performance and compliance with the Peak Critical Service Levels and Peak Service Level Objectives. All such reports shall be provided to Gap on or before the * being reported.
Supplier shall provide detailed supporting information for each report to Gap in machine-readable form suitable for use on a personal computer. The data and detailed supporting information shall be Gap’s Confidential Information, and Gap may access such information online and in real-time, where feasible, at any time during the Term.

4.	SERVICE LEVEL CREDITS
In the event of a Service Level Default, Gap shall receive credits in the amounts set forth in Exhibit B.1 (Service Level Matrix) as to the applicable Critical Service Level.

4.1
If more than one Service Level Default has occurred in a single reporting period, the sum of the corresponding Service Level Credits shall be credited to Gap, even if the multiple Service Level Defaults occur within the same Performance Category.

4.2	In no event shall the amount of Service Level Credits credited to Gap with respect to all Service Level Defaults occurring in a single month exceed, in total, the *.

4.3
Supplier shall notify Gap in writing if Gap becomes entitled to a Service Level Credit, which notice shall be included in the standard monthly reporting for Critical Service Levels and Service Level Objectives as described in Section 3 (Reporting). The monthly reports shall also describe any failure to meet Service Level Objectives for the month.

4.4
Supplier acknowledges and agrees that the credits or other rights and remedies set forth in this Service Level Exhibit shall not be deemed or construed to be liquidated damages or a sole and exclusive remedy, and

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

that all such credits and other rights and remedies are cumulative with all other rights and remedies of Gap.

4.5	In the event of a Service Level Default, Supplier shall provide Gap credits as defined below:
Exhibit B.1 (Service Levels Matrix) sets forth the information required to calculate the credits that Supplier shall apply against Monthly Charges in the event of a Service Level Default (“Service Level Credit”). For each Service Level Default, Supplier shall pay to Gap, , as applicable below, a Service Level Credit that will be computed in accordance with the following formula:
Service Level Credit = *
Where:
*

4.6
The total amount of Service Level Credits that Supplier will be obligated to pay to Gap, with respect to Service Level Defaults occurring each month (*), shall be reflected on the invoice that contains charges for the month following the month in which the Service Level Default(s) giving rise to such credit(s) occurred. For example, the amount of Service Level Credits payable (*) with respect to Service Level Defaults occurring in August shall be set forth in the invoice for the Monthly Charges (as set forth in Exhibit C (Fees and Resource Baseline) to the Agreement) issued in September. Although Service Level Credits shall be shown on each monthly invoice, the credits will be payable to Gap on a * as described in *.

4.7	For Service Level Credits that are incurred for performance during *, such amounts as calculated above will be increased by applying *.

4.8
Notwithstanding that Service Level Credits for Peak Period will be credited on a * basis, during Peak Period all corrective action steps, including those in Section 12 (Improvement Plan for Service Levels) of this Service Level Exhibit, and Section 7.3 of the Agreement (Root-Cause Analysis and Resolution) shall be initiated upon identification of the Service Level Default. During peak periods, Supplier shall initiate root cause analysis within *, providing preliminary problem assessments, emergency workarounds, and proposed alternatives for permanent fixes where they are available and reporting an updated status with each * report.

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

5.	*
Except as to Service Level Credits for performance during the Peak Period, which Supplier shall not have * opportunities and will be deemed Unrelieved Service Level Credits, Supplier shall have * opportunities with respect to Service Level Credits as follows:

5.1	Within * after each Contract Year, Supplier shall * to Gap that will include Supplier’s * in that *.

5.2
If, during the preceding Contract Year, Supplier * in effect for such Critical Service Level for that Contract Year, Supplier shall be * any Service Level Credits assessed during the preceding Contract Year for such Critical Service Level.

5.3
For each Contract Year, any Service Level Credits for which Supplier is * will be considered * for each Contract Year *. The monetary amounts associated with Unrelieved Service Level Credits shall be credited to Gap on the monthly invoice reflecting charges for the first month of the Contract Year immediately following the Contract Year in which such Unrelieved Service Level Credits occurred.

5.4	If the Agreement is terminated prior to the end of the Term, the foregoing process shall be undertaken with respect to the portion of the Contract Year during which the Agreement was in effect.

5.5
The amount of any credits that have accrued, but have not been issued, as of the expiration or termination of this Agreement shall be paid to Gap within thirty (30) days of the expiration or termination of this Agreement.

5.6
For the avoidance of doubt, the * methodology for sections B.1.6 (1)-(4) and B.1.8 (1) and (2), is based upon attainment of a numeric threshold, pursuant to the formulas set forth in Exhibit B.3 (Service Level Methodology), and not attainment of a percentage threshold.

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

6.    PRESUMPTIVE SERVICE LEVELS

6.1
Presumptive Service Levels are specified in Exhibit B.1 (Service Level Matrix) for various Services. In cases where insufficient data currently exist, to determine the appropriate standard for service, a Measurement Study Period will be used to establish an appropriate standard. Supplier will begin measuring its performance against all Presumptive Service Levels on the agreed upon date following the Effective Date for a * Measurement Study Period, unless a shorter or longer Measurement Study Period is otherwise agreed upon by the Parties in writing. Should it be determined that a * Measurement Study Period is not indicative of Gap’s normal business cycle, Gap and Supplier will mutually define another period as the Measurement Study Period.

6.2
The Parties shall monitor and analyze Supplier’s performance as against the Presumptive Service Levels prior to the date such Service Levels become Set Service Levels, and such Service Levels shall not apply during such period.

6.3
During the agreed upon Measurement Study Period, Supplier will use the tools set forth on Exhibit B.3 (Measuring Tools and Methodologies). Gap shall bear all costs and expenses associated with such tools that it supplies for use under Exhibit B.3 (including the maintenance and modification of such tools). IBM shall bear all costs and expenses associated with tools that it supplies for use under Exhibit B.3, if applicable, (including the maintenance and modification of such tools).

6.4
During such period, the Parties shall meet and in good faith discuss the propriety of the Presumptive Service Levels given all relevant factors including Gap’s reasonable business needs; performance during such period; applicable industry standards; performance prior to the Effective Date; non-recurring (or remedied) events responsible for performance degradation prior to and after the Effective Date; and steps either Party has taken, or could take, to improve Service Level performance.

6.5
At the end of the Measurement Study Period, and with the written agreement of the Parties, Presumptive Service Levels will be changed to Set Service Levels. If the * of performance achieved by Supplier during the applicable Measurement Study Period is *, the Set Service Level will be established at the *. For example, if the Presumptive Service Level is *, and Supplier averages * performance during the Measurement Study Period, the Set Service Level shall be established at *.

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

6.6	To the extent that * , such Presumptive Service Levels shall be adjusted as mutually agreed in writing by the Parties and as adjusted shall become a Set Service Level.

6.7
If, with respect to any Presumptive Service Level, the Parties do not agree (a) to change a Presumptive Service Level to a Set Service Level pursuant to Section 6.5 above, or (b) on an adjustment thereto during the Measurement Study Period, such Service Level shall become a Set Service Level as provided in Section 9 (Process For Additions and Deletions of Service Levels) below.

6.8
For 2013-2014 Contract Year, the Parties agree that the Measurement Study Period for Stores Network Service Levels shall begin on the first day of the month that the first Store is converted to the AT&T network regardless of the day in that month that the conversation actually completed. .

7.	SET SERVICE LEVELS

7.1	Set Service Levels shall be identified as a Set Service Level in Exhibit B.1 (Service Level Matrix).

7.2
Supplier and Gap shall observe and enforce each Service Level identified as a Set Service Level in Exhibit B.1 (Service Level Matrix). In addition, for each Service Level identified as a Presumptive Service Level, from and after the first day of the first calendar month following the end of the Measurement Study Period identified in Exhibit B.1 (Service level Matrix), the Presumptive Service Level as it may have been modified prior to such date by mutual written agreement of the Parties, shall become a Set Service Level. Supplier and Gap shall observe and enforce each Service Level as of the first day such Service Level is treated as a Set Service Level under this Section 7 (Set Service Levels).

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

8.    ADDITIONS, DELETIONS, MODIFICATIONS AND NOTICE REQUIREMENTS
New Performance Categories, Critical Service Levels and Service Level Objectives and assigned Service Level Credits may be added, deleted, substituted, or modified by Gap as specified in this Service Level Exhibit during the Term, provided, Supplier’s total Service Level Credit At Risk Amount is not increased.
Unless otherwise mutually agreed, Gap will send written notice to Supplier at least prior to the date that additions or deletions to Performance Categories, or additions or deletions to Service Levels are to be effective. Unless otherwise mutually agreed, Gap will send written notice to Supplier at least * prior to the date that the elevation of a Service Level Objective to a Critical Service Level, or modifications to the Service Level Credit allocations for any Critical Service Level(s) are to be effective. In the case of written notice of either additions or deletions to Performance Categories; additions or deletions to Service Levels; the elevation of a Service Level Objective to a Critical Service Level; or modifications to the Service Level Credit allocations for any Critical Service Level(s), *.

9.	PROCESS FOR ADDITIONS AND DELETIONS OF SERVICE LEVELS
Gap may add Critical Service Levels, Performance categories, and Service Levels by sending written notice in accordance with Section 8 (Additions, Deletions, Modifications and Notice Requirements).

9.1
Additions. Gap may add Service Levels in accordance with this Section 9 (Process for Additions and Deletions of Service Levels) by providing written notice in accordance with Section 8 (Additions, Deletions, Modifications and Notice Requirements). Expected Service Levels commitments associated with added Service Levels will be computed as follows:

(a)	Where Gap is elevating a Service Level Objective to Critical Service Level status, the Expected Service Level shall be as set forth in Exhibit B.1 (Service Level Matrix).

(b)
In all other situations, where at least * of Supplier-provided service measurements exist for a particular Service that is being provided by Supplier, the Parties agree that the Expected Service Level shall be defined as the average of such service measurements for the * Measurement Study Period. If the * average equals *%, the Expected Service Level shall be mutually agreed by the Parties.

(c)	Where no measurements exist or less than * exist for a particular Service that is being provided by Supplier, the Parties shall use

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

best efforts to agree on an Expected Service Level commitment using industry standard measures or Third Party advisory services (for example, Gartner Group, Yankee Group, etc.), or such other process upon which the Parties agree.

(d)
If measurements must be obtained for a Service Level addition, and the required measurement tool is not listed in Exhibit B.3 (Measuring Tools and Methodologies) such tool will be implemented and the Measurement Study Period will commence when the tool has been obtained, installed and is operational.

9.2	Deletions. Gap may delete Critical Service Levels or Service Level Objectives by sending written notice in accordance with Section 8 (Additions, Deletions, Modifications and Notice Requirements).

9.3
Impact of Additions and Deletions of Critical Service Levels on Service Level Credit Allocation Percentages. When adding or deleting a Critical Service Level, Gap shall adjust the Service Level Credits so that Supplier’s total Service Level Credit At Risk Amount is not increased.

10.	COMMENCEMENT OF OBLIGATIONS
The obligations set forth herein shall commence on the Effective Date or as otherwise specified in Exhibit B.1 (Service Level Matrix), referencing “Eff+mos (X).” The numbers used in “Eff+mos (X) are in the format X where “X” represents the number of months after the Effective Date when Supplier will be responsible to provide measurement data in support of the Critical Service Level and Supplier will be responsible for Service Level Credits for any failures to attain the Critical Service Level.

11.	COOPERATION
The achievement of the Service Levels by Supplier may require the coordinated, collaborative effort of Supplier with other suppliers and other third parties (“Other Suppliers”) contracted with by Gap. Supplier will provide a single point of contact for the prompt resolution of all Service Level Defaults and all failures to provide high quality Services to Gap, regardless of whether the reason for such Service Level Defaults, or failure to provide high quality outsourcing Services to Gap, was caused by Supplier or Other Suppliers.

12.	IMPROVEMENT PLAN FOR SERVICE LEVELS
If Supplier fails to satisfy any Service Level, Supplier shall provide Gap with a written plan for improving Supplier’s performance to satisfy the Service Level within *, or *, of the failure to meet the Expected Service Level for the Service Level, which plan shall be subject to Gap’s

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

approval, not to be unreasonably withheld. Supplier shall promptly implement such plan once it has been approved by Gap.

13.	MEASURING TOOLS
As of the Effective Date, the measuring tools and methodologies set forth in Exhibit B.3 (Measuring Tools and Methodology) represent acceptable measuring tools and methodologies for the Critical Service Levels and Service Level Objectives designated.
If there are any Critical Service Levels for which the measuring tools and methodologies have not been agreed upon by Gap and Supplier, are included in Exhibit B.3 (Measuring Tools and Methodology), and Supplier fails to propose a measuring tool for such Critical Service Level that is acceptable to Gap prior to the date upon which Supplier shall be responsible for Service Level performance and Service Level Credits due for Service Level Default, such failure shall be deemed an Expected Service Level Default for the Critical Service Level until Supplier proposes and implements an acceptable measuring tool.
Tools for new Critical Service Levels will be implemented according to the Change Control Procedures.
If, after the Effective Date or the implementation of tools for new Critical Service Levels, Supplier desires to use a different measuring tool for a Critical Service Level, Supplier shall provide written notice to Gap, in which event the Parties will reasonably adjust the measurements as necessary to account for any increased or decreased sensitivity in the new measuring tools; provided that, if the Parties cannot agree on the required adjustment, Supplier will continue to use the measuring tool that had been initially agreed to by the Parties.
It is not anticipated that changes in the monitoring tools will drive changes in Service Levels; rather, the need to collect and accurately reflect the performance data should drive the development or change in performance monitoring tools.

14.	SINGLE INCIDENT/MULTIPLE DEFAULTS
If a single incident results in the failure of Supplier to meet more than one Expected Service Level, *.

15.	CONTINUOUS IMPROVEMENT - SERVICE LEVELS
The Parties agree to the concept of continuous improvement and that the Critical Service Levels and Service Level Objectives should be modified during the Term to reflect this concept. To accomplish this, Critical Service Levels and Service Level Objectives will be modified each * period following the commencement of obligations date specific to each Critical Service Level

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

and Service Level Objective as described in Section 9 (Process for Additions and Deletions of Service Levels) and below:

1.
Except as provided in Section 15.4 below, each Expected Service Level will be reset to the * (for example, 99.6% is higher than 99.4%) at or above the Expected Service Levels achieved during the previous year; provided that, if fewer than * exceeded the Expected Service Level, the Expected Service Level will be reset by taking the *, and dividing the sum of the resulting numbers by *; provided, however, that if such average results in a number lower than the then-current Expected Service Level, the then-current Expected Service Level shall remain unchanged.

In no event shall any single increase in an Expected Service Level as provided above exceed * (*%) of the difference between one hundred percent (100%) and the then-current Expected Service Level. For example, if the Expected Service Level being adjusted were *%, the maximum increase for that reset would be *% (i.e. from *% to *%).

2.
For ease of administration, beginning with the * and continuing with *, the process described in this Section 15 (Continuous Improvement – Service Levels) will be performed as of the *, utilizing the previous * data, replacing the Critical Service Level or Service Level Objective unique dates that were based upon the commencement of obligations dates specific to each Critical Service Level. For purposes of the *, the process described in this Section 15 (Continuous Improvement – Service Levels) will utilize the available information in the *.

3.
Notwithstanding the foregoing, with respect to the Help Desk - Average Speed to Answer Service Level (or such other Service Levels as the Parties may agree in writing), in the event the Parties agree that the cost-benefit of applying these automatic improvement rules are not present, the Parties may, by mutual written agreement, agree not to apply these automatic improvement rules to such Service Level(s) for the *.

4.
With respect to continuous improvement for Exhibit B.1.2, Stores POS and Store Services Priority Response Calls for the T2/C2, T4/C4, T6/C6 and T9/C9 Service Levels, the Parties agree that each Expected Service Level will be reset to the average of the previous * actual results; provided, however, that if such average results in a number lower than the then-current Expected Service Level, the then-current Expected Service Level shall remain unchanged.

16.	EXCLUSIONS

16.1
For purposes of calculating Availability, Scheduled Uptime and Downtime shall not include any period of Downtime that is the result of scheduled time required to perform system maintenance (for example, Preventive Maintenance, system upgrades, etc.), provided that such time

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

has been mutually agreed upon between the Parties and is scheduled so as to minimize the impact to Gap’s business. Supplier shall maintain Availability during such periods to the extent reasonably practicable.

16.2
Supplier shall not be responsible for Service Level Credits for a failure to meet any Service Level(s) solely to the extent that such failure is reasonably demonstrated by Supplier to be primarily attributable to any of the following:

(a)	*.

(b)
* by Gap and agreed to by the Parties through the Change Control Procedures; provided that Supplier has previously notified Gap in writing as part of such Change Control Procedures that the implementation of such request would result in such failure to meet the Service Level.

(c)	*:
(1)    *; and
(2)    *.

17.	TERMINATION FOR CHRONIC SERVICE LEVEL DEFAULT
Upon completion of Transition, in the event that a Chronic Service Level Default is realized, Gap, at its sole discretion, may, by written notice, terminate at its option the affected Functional Service Area, or Functional Service Area Segment and without application of any additional cure period.
In order to exercise its termination right under this Section 17 (Termination for Chronic Service Level Default), Gap must notify Supplier in writing of its intention to exercise such right within ninety (90) days following its receipt of the Service Level reporting documentation confirming the Chronic Service Level Default. In the event Gap elects this termination right, such Chronic Service Level Default shall not be used by Gap as a basis for a claim of termination for cause under Section 33.2 (Termination for Cause by Gap) of the Agreement.
Except as expressly provided in this Section 17 (Termination for Chronic Service Level Default), nothing in this Section 17 (Termination for Chronic Service Level Default) precludes Gap from pursuing alternative remedies otherwise available in the Agreement.

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Attachment A: Definitions

to
Exhibit B (Service Level Agreement)

To

Second Amended and Restated Master Services Agreement

March 29, 2013

Exhibit B, Attachment A    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

1.    DEFINITIONS
Terms used herein with initial capital letters shall have the meanings set forth in the Definitions section of the Agreement. Terms used herein with initial capital letters and not otherwise defined in the body of the Agreement shall have the meanings set forth in this Service Level Exhibit.

1.	Aggregate Service Level Default(s) shall mean the sum of the Critical Service Levels not meeting the Expected Service Level divided by the total of all Service Levels within Performance Category.
Example: *.

2.	Agreement shall mean the Master Services Agreement, dated as of the Effective Date, between Gap and Supplier.

3.
Allocation of Pool Percentage(s) shall mean the portion of Pool Percentage Available for Allocation allocated to each Performance Category. The total of all Allocation of Pool Percentages across Performance Categories shall not exceed the Pool Percentage Available for Allocation.

4.
At Risk Amount shall mean, for any month during the Term, * (*%) of the Monthly Charges, which is the amount that Supplier will have at risk for Service Level Credits as set forth in Exhibit B.1 (Service Level Matrix).

5.
Chronic Service Level Default(s) shall mean Supplier’s unexcused delivery failure of * (*%) of the Expected Service Levels within a Performance Category (or in those instances where there are less than * Expected Service Levels within a Performance Category failure of at least * of the Expected Service Levels within a Performance Category) and in either event for *.

6.
Critical Service Level(s) shall mean those Service Levels established under this Service Level Exhibit for which a Service Level Credit may be payable. Critical Service Levels are identified and described in Exhibit B.1 (Service Level Matrix). Those Critical Service Levels that require weekly measurement and reporting during Peak Period are identified as such on Exhibit B.1 (Service Level Matrix). Each Critical Service Level has an Expected Service Level associated with it unless otherwise specified. It is the intent of the Parties that all Critical Service Levels shall be quantifiable, measurable and objective.

7.	* shall mean the methodology used to determine the * as described in Section 5 (*) of this Service Level Exhibit.

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B, Attachment A    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

8.	Expected Service Level Default(s) shall mean Supplier's level of performance in any month for a particular Critical Service Level fails to meet the applicable Expected Service Level.

9.	Expected Service Level(s) shall mean the specified level of performance for a Critical Service Level, as set forth in Exhibit B.1 (Service Level Matrix).

10.	Measurement Study Period shall have the meaning set forth in Section 6 (Presumptive Service Levels) of this Service Level Exhibit.

11.	Other Suppliers shall have the meaning set forth in Section 11 (Cooperation) of this Service Level Exhibit.

12.
Peak Critical Service Level(s) shall mean the subset of Critical Service Level(s) that require weekly measurement and reporting during Peak Period and are identified as such on Exhibit B.1 (Service Level Matrix), or by subsequent additions/deletions pursuant to Section 9 (Process for Additions and Deletions of Service Levels) of this Service Level Exhibit.

13.
Peak Period At Risk Amount Multiplier shall mean that for performance results during Peak Period (November and December delivery performance results) the At Risk Amount shall be doubled and such additional amount shall not be subject to *.

14.	Peak Period shall mean the calendar months of November and December.

15.
Peak Service Level Objective(s) shall mean the subset of Service Level Objective(s) that require weekly measurements and reporting during Peak Period and are identified as such on Exhibit B.1 (Service Level Matrix), or by subsequent additions/deletions pursuant to Section 9 (Process for Additions and Deletions of Service Levels) of this Service Level Exhibit.

16.	Performance Category(-ies) shall mean a grouping of Critical Service Levels as set forth in Exhibit B.1 (Service Level Matrix).

17.	Pool Percentage Available for Allocation shall mean * (*%) of the At Risk Amount.

18.
Presumptive Service Level(s) shall mean the Service Level(s) identified as such in Exhibit B.1 (Service Level Matrix), and further elaborated upon in Section 6 (Presumptive Service Levels) of this Service Level Exhibit.

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B, Attachment A    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

19.
Service Level Credit Allocation Percentage is the allocation of Pool Percentage Available for Allocation associated to each Critical Service Level. The total of the allocations of the Service Level Credit Allocation Percentage cannot exceed 100% for all Critical Service Levels within a Performance Category.

20.	Service Level Credit(s) shall mean the monetary amount(s) that Supplier shall be obligated to pay to Gap (or apply against Monthly Charges) in the event of a Service Level Default, subject to *.

21.	Service Level Default(s) shall mean an Expected Service Level Default.

22.	Service Level Exhibit shall mean this Exhibit B (Service Level Agreement) to the Agreement and the Exhibits set forth in Section 2 (Exhibits) of this Service Level Exhibit.

23.
Service Level Objectives shall mean those Service Level(s) for which no Service Level Credit is payable, but which require monthly measurement and reporting, and are described in Exhibit B.1 (Service Level Matrix). Those Service Level Objectives that require weekly measurement and reporting during Peak Period are identified as such on Exhibit B.1 (Service Level Matrix).

24.
Service Level(s) shall mean the required availability and performance standards relating to Systems and Services, response times, or other performance standards of Gap’s information technology business operations set forth in this Service Level Exhibit.

25.
Set Service Level(s) shall mean the Service Level(s) identified as such in Exhibit B.1 (Service Level Matrix), and further elaborated upon in Section 7 (Set Service Levels) of this Service Level Exhibit.

26.	* shall have the meaning set forth in Section 5.3 of this Service Level Exhibit.

27.	* shall have the meaning set forth in Section 5.1 of this Service Level Exhibit.

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B, Attachment A    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1 – Service Level Matrix

to

Second Amended and Restated Master Services Agreement
March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and Supplier. Except with the express prior written permission of The Gap, Inc. and Supplier, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

EXHIBIT B.1 - SERVICE LEVEL MATRIX

Supplier shall perform the Services so as to meet or exceed the Service Levels set forth in this Exhibit B.1 (Service Level Matrix) (this “Exhibit B.1”) to Exhibit B (Service Level Agreement) of the Second Amended and Restated Master Services Agreement, dated as of the Second Amended and Restated Agreement Effective Date, between Gap and Supplier (the “Agreement”). This Exhibit B.1 shall be effective as of the Second Amended and Restated Agreement Effective Date, except as indicated. All Presumptive Measurement Periods will be reviewed and modified, as appropriate. Terms used herein with initial capital letters shall have the meanings set forth in the Agreement and all Exhibits attached thereto. Terms used herein with initial capital letters and not otherwise defined in the Agreement shall have the meanings set forth in this Exhibit B.1.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.1

North America Stores Service Request Call Handling
The Service Levels for NA Stores Service Request Call Handling are set forth below. Failure to meet any of the Service Levels set forth below shall be a Service Level Default.

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Service Request Call Average Speed to Answer - TCS	The average time elapsed between the point a caller selects to speak with an agent through an ACD and the point the call is picked up by an agent to perform TCS.	*	Monthly	*
Service Request Call Duration	The time Supplier Call Center Agent spends talking to Gap store support.	*	Monthly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.2

Store POS and Store Services Priority Response Service Calls
The monthly Service Levels for Store POS Priority Response Service Calls are set forth below. Failure to meet any of the Service Levels set forth below shall be a Service Level Default. For the avoidance of doubt, the Service Levels in this Exhibit B.1.2 (Store POS Priority Response Service Calls) are calculated on a call-by-call, not average, basis.

Service Levels	Definition	Expected Service Level for Problem Resolution	Window	Service Level Type as of Effective Date
Critical T2/C2 for All Stores
Critical Resolution Levels for Covered Machines (T2) and * Machines (C2) is determined by Gap at the time the service call is placed. Excludes store router/switches that are installed under the 2013-2014 router refresh project.
		*	Monthly	*
Urgent T4/C4 Problem Resolution	Urgent Resolution Levels for Stores (T4) and * Machines (C4). Excludes store router/switches that are installed under the 2013-2014 router refresh project.	*	Monthly	*
T9-C9 Next Business Day (NBD) Problem Resolution
“Next Business Day” or “NBD” shall mean Mon to Fri, excluding Gap holidays (i.e., New Years, Christmas, Thanksgiving, Memorial Day, Fourth of July, Labor Day), during local store business hours. Excludes store router/switches that are installed under the 2013-2014 router refresh project.
		*	Monthly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Levels	Definition	Expected Service Level for Problem Resolution	Window	Service Level Type as of Effective Date
Customer Replaceable Unit (CRU)	Problem designated to be resolved by Gap personnel with a part sent to the Store from IBM.	*	Monthly	*
Scheduled Call T6 – C6
The Scheduled Call category includes all Service Calls for which Gap and Supplier agree the On‑site Break/Fix Services will be scheduled for a specific date and time. For this category only, the elapsed time for Problem Resolution is measured from the time Supplier CSR is scheduled to arrive at the Covered Location. Excludes store router/switches that are installed under the 2013-2014 router refresh project.
		*	Monthly	*
Store Depot Equipment Shipping	The percentage of shipments from the * Depot that are successfully sent via courier from the depot to the designated Gap location by the shipping cutoff time.	*	Quarterly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Levels	Definition	Expected Service Level for Problem Resolution	Window	Service Level Type as of Effective Date
Anyplace Kiosk Repair	Percentage of * (“Covered Machine(s)”) that are successfully repaired and shipped to the Gap-designated location within the SLO.	*	Monthly	*
Store Technologies Service Request Acceptance
Percentage of Store Support tickets acknowledged by Supplier by close of business the same day if the request is provided to Supplier via Gap’s GSR tool before *. If the request is provided to Supplier after *, Supplier will acknowledge the request by * the next business day.
		*	Monthly	*
Store Technologies Service Request Closure	Percentage of Store Support tickets closed by Supplier in GSR by * the next business day following completion of all related work activities.	*	Monthly	*

Note: Business day for IMAC services as defined in Exhibit A.3, Attachment B, Section 1.2 is *.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.3

European Store Support
The monthly Service Levels for Store POS Priority Response Service Calls (IMAC, Break-Fix) are set forth below. Failure to meet any of the Service Levels set forth below shall be a Service Level Default.

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
European Store IMAC Delivery	All Equipment Delivered to the specified location on the agreed-upon date.	*	Monthly	*
European Store IMAC Installation Timeliness	Equipment is installed and tested by the date scheduled.	*	Monthly	*
European Store IMAC Installation Quality	IMAC activity is completed with quality resulting in limited calls to the Stores Help Desk to Resolve installation issues.	*	Monthly	*
Critical T2/C2 for All Stores	Critical Response Levels for Covered Machines (T2) and * Machines (C2) is determined by Gap at the time the service call is placed.	*	Monthly	*
Urgent T4/C4	Urgent Response Levels for Stores (T4) and * Machines (C4).	*	Monthly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
T9 Next Business Day (NBD)	Next Business Day Problem Resolution for POS Services (T9). The call will be resolved by the end of the day for which the service call is scheduled.	*	Monthly	*
Scheduled Call T6/C6
The Scheduled Call category includes all Service Calls for which Gap and Supplier agree the On‑site Break/Fix Services will be scheduled for a specific date and time. For this category only, the elapsed time for Problem Resolution is measured from the time Supplier CSR is scheduled to arrive at the Covered Location.
		*	Monthly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.4

Corporate Support Help Desk Service Levels
The Service Levels for Corporate Support Help Desk includes Corporate Employees, Distribution Centers, Workstation Support, Mail and Print, and are set forth below. Failure to meet any of the Service Levels set forth below shall be a Service Level Default.

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
First Call Resolution	The percentage of calls resolved (closed) while the customer is on the phone with a CSR on his/her first call.	*	Monthly	*
Abandon Rate	“Abandoned Call” means when a caller who selects to talk to a Help Desk Agent drops off before talking with a Help Desk Agent.	*	Monthly	*
Speed to Answer (in seconds)	The time elapsed between the point a caller selects to speak with an agent through an ACD and the point the call is picked up by a Help Desk Agent.	*	Monthly	*
Overall HDS Customer Satisfaction Rate	(The number of Satisfied Responses + number of Very Satisfied Responses) / Total Number of Survey Responses received Per Month. Responses in the top two categories are considered favorable.	*	Monthly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.5

Corporate Support Problem Management Service Levels
The Service Levels for Corporate Support Problem Management includes Corporate Employees, Distribution Centers, Help Desk and Mail, and are set forth below. Failure to meet any of the Service Levels set forth below shall be a Service Level Default.

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Priority 1 Change Execution – Mainframe Environment	Implement Priority 1 Changes within the Gap IT Environment in compliance with Gap’s Incident, Problem and Change Management procedures	*	Monthly	*
Root Cause Analysis for all Priority 1 Problems	Preliminary root cause analysis report is provided to Gap for all Priority 1 problems.	*	Monthly	*
Deskside Urgency 1 (Critical Impact) Initial Response Time
The Deskside initial response to critically impacted End Users: hard down, unable to perform critical business functions. Example: machine won’t boot, blue/gray screen of death, liquid spilled on laptop.
		*	Monthly	*
Deskside Urgency 1 (Critical Impact) Short Term Circumvention
The Deskside short term resolution for critically impacted End users to return them to basic functionality such as e-mail, web access. Solution up to and including loaner machine supplied if problem machine is removed from End User.
		*	Monthly	*
__________________________ *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Deskside Urgency 1 (Critical Impact) Long Term Resolution	The Deskside long term resolution for critically impacted End Users: delivery of repaired machine or hot swap.	*	Monthly	*
Deskside Urgency 2 (High Impact) Initial Response Time
The Deskside initial response to highly impacted End Users who are unable to perform non-critical business functions. Example: inability to perform affects either high level Gap executives or a large number of people.
		*	Monthly	*
Deskside Urgency 2 (High Impact) Short Term Circumvention
The Deskside short term resolution for highly impacted End Users to return them to basic functionality such as e-mail, web access. Solution up to and including loaner machine supplied if problem machine is removed from End User.
		*	Monthly	*
Deskside Urgency 2 (High Impact) Long Term Resolution	The Deskside long term resolution for highly impacted End Users: delivery of repaired machine or hot swap.	*	Monthly	*
Deskside Urgency 3 (Medium Impact) Initial Response
The Deskside initial response for medium impacted End Users: minor impact to End User, able to perform critical business functions. Example: application doesn’t work; end user is inconvenienced but can still work.
		*	Monthly	*
Deskside Urgency 3 (Medium Impact) Long Term Resolution	The Deskside long term resolution time for medium impacted End Users: delivery of repaired machine or hot swap.	*	Monthly	*
__________________________ *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Deskside Urgency 4 (Low Impact) Initial Response
The Deskside initial response for low impacted End Users: deprioritized by End User due to scheduling conflict, or minor inconvenience to End User. Example: adware pop ups, audio/video player doesn’t work, slow running machine, reschedule request.
		*	Monthly	*
Deskside Urgency 4 (Low Impact) Long Term Resolution	The Deskside long term resolution for low impacted End Users: delivery of repaired machine or hot swap.	*	Monthly	*
Video Conferencing Request Acknowledgement	Supplier will acknowledge a request to help set up a video conferencing call within 24 hours of receipt	*	Monthly	*
Voice IMAC Priority Request Acknowledgement	Supplier will acknowledge a priority Voice IMAC request within four (4) hours of receipt.	*	Monthly	*
Voice IMAC	Supplier will complete a Voice IMAC within *of receipt. Cell phones are excluded.	*	Monthly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.6

North American Store Network Service Levels
The Service Levels for North American Store Network includes all in-store Network components (excluding Corporate and Distribution Center Support), and are set forth below. Failure to meet any of the Service Levels set forth below shall be a Service Level Default.

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Store Voice Network Availability For Stores on the Sprint network *	The percentage of time that the services provided by Store Voice Network systems are fully operational to Gap Authorized Users.	*	Monthly	*
__________________________ *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Store Data Network Availability for Stores on the Sprint network *	Average availability of the Store Data Networks.	*	Monthly	*
Port Availability for Stores on the Sprint Network *	Percentage availability of the MPLS VPN network.	*	Monthly	*
End to End Delay – 24 Hours for Stores on the Sprint Network	Latency measure of packets sent to and returned to sender (round-trip)	*	Monthly	*
Network Packet Loss for Stores on the Sprint Network	Average percentage of packets in the Measurement Period that are dropped between applicable IP Access Nodes within a region or between applicable IP Access Nodes connecting two regions.	*	Monthly	*
Network Jitter for Stores on the Sprint network	Average variation in the delay of received packets transmitted between all applicable Gap IP Access Nodes within a region or between applicable Gap IP Access Nodes connecting two regions	*	Monthly	*
End-to-End Delay - Prime Shift for Stores on the Sprint	Time for a packet of data to get from one designated point to another. End-	*	Monthly	*
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
network	to-End network delay is measured by sending a packet that is returned to the sender, and the round trip time is considered latency.
■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■
TABLE 3: Table of Measurement Regions

This table defines the regions in which network performance commitments will be measured. Specific performance commitments are defined in the Process and Procedures Manual for the parameters listed below.

BASE LOCATION	Roll Up	Location	Prime Shift
*	*	*	*
*	*	*	*

NETWORK PACKET LOSS.
Packet Loss” means the average percentage of packets in the Measurement Period that are dropped between applicable IP Access Nodes within a region (Intra-Region) or between applicable IP Access Nodes connecting two regions (Inter-Region). ******************************************************************************
NETWORK JITTER.
“Network Jitter” means the average variation in the delay of received packets transmitted between all applicable Gap IP Access Nodes within a region (Intra-Region) or between applicable Gap IP Access Nodes connecting two regions (Inter-Region). ■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■■
END-TO-END DELAY.
In a network, latency, a synonym for delay, is an expression of how much time it takes for a packet of data to get from one designated point to another. For the purpose of measuring the Gap’s end-to-end network delay, latency is measured by sending a packet that is returned to the sender, and the round-trip time is considered the latency.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Level	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Stores Network Priority 1 Event Response Time for Stores on the * network	Priority 1 event means * or more stores data and/or voice networks down (*%) tied to the same incident. Incidents or outages of * hub circuits in * and * will be treated as Priority 1 events.	*	Monthly	*
Stores Network Priority 1 Event Resolution Time for Stores on the * network	A Priority 1 event means (i) * or more stores with *% of network data and/or voice services unavailable, tied to the same incident, or (ii) both * hub circuits in * and * are *% unavailable.	*	Monthly	*
Stores Network Priority 2 Event Response Time for Stores on the * network	Priority 2 event means a single store with *% of data network and/or voice services unavailable	*	Monthly	*
__________________________ *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Level	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Stores Network Priority 2 Event Resolution Time for Stores on the * network	A Priority 2 event means (i) a single store with *% of network and/or voice services unavailable or (ii) one of the two (2) * hub circuits in * and * is *% unavailable.	*	Monthly	*
Stores Network Priority 3 Event Response Time for Stores on the * network
A Priority 3 event means a single store with network data and/or voice services degraded.  A degraded service means mission critical traffic is still operational but there may be a subset of services down. As of the Effective Date, mission critical applications cover credit card transactions and loss prevention of goods. (Refer to Exhibit B.3 for additional details)
		*	Monthly	*
__________________________ *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Level	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Stores Network Priority 3 Event Resolution Time for Stores on the * network
A Priority 3 event means (i), a single store with network data and/or voice services degraded, or (ii) one or both * hub circuits are experiencing degraded service.  A degraded service means mission critical traffic is still operational but there may be a subset of services down. As of the Effective Date, mission critical applications cover credit card transactions and loss prevention of goods. (Refer to Exhibit B.3 for additional details)
		*	Monthly	*
DSL incident Resolution without Dispatch for Stores on the * network	Mean Time to Restore DSL Incidents where no Dispatch is required.	*	Monthly	*
DSL Incident Resolution with Dispatch for Stores on the * network	Mean Time to Restore DSL Incidents where dispatch is required	*	Monthly	*
__________________________ *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Level	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Stores Data Network Service Availability Tier 1 for Stores on the * network
A Tier 1 store is required to have dual data circuits (one of which is Supplier AVPN T1 or higher) and dual routers. Availability SLA deemed met if either the primary or second circuit is available for use. The * hub circuits in * and * will also be treated as Tier 1 availability sites.
		*	Monthly	*
Stores Data Network Service Availability Tier 2 for Stores on the * network
A Tier 2 store is required to have dual data circuits (one of which is Supplier AVPN T1 or higher) and a single router. Availability SLA deemed met if either the primary or second circuit is available for use.
		*	Monthly	*
Stores Data Network Service Availability Tier 3 for Stores on the * network	A Tier 3 store is required to have * data circuits (one of which is Supplier DSL) and a single router. Availability SLA deemed met if either the primary or second circuit is available for use.	*	Monthly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.7

Mainframe Service Levels
The Service Levels for Mainframe includes Mainframe & Subsystem Availability for the production environment, and are set forth below. Failure to meet any of the Service Levels set forth below shall be a Service Level Default.

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Mainframe Availability	Average availability of the production mainframes.	*	Monthly	*
Region Availability	Average availability of the production CICS regions.	*	Monthly	*
DBMS Availability	Average availability of the production DB2 and IMS database systems (DBMS).	*	Monthly	*
LPAR/Domain Availability	Average availability of the production LPARs.	*	Monthly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.8 – Intentionally Left Blank

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.10 – Intentionally Left Blank

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.11

Corporate Production Operations Service Levels

The Service Levels for Corporate Production are set forth below. Failure of Supplier to meet any of the Service Levels set forth below, as they relate to in‑scope services, shall be a Service Level Default.

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
POS Polling (% of stores successfully polled) Service Level changes to time-based cutoffs from Thanksgiving Day through first week of January. (Time-based)	Monthly average of the successful completion of the batch processing for this application.	*	Monthly	*
Distribution Center Stock Pick Allocation (Time-based)	Monthly average of the successful completion of the batch processing for this application.	*	Monthly	*
Accounts Payable (Time-based)	Monthly average of the successful completion of the batch processing for this application.	*	Monthly	*
FGI (Time-based)	Monthly average of the successful completion of the batch processing for this application.	*	Monthly	*
PFI (Time-based)	Monthly average of the successful completion of the batch processing for this application.	*	Monthly	*
__________________________ *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Price Change & Markdowns to Stores (Time-based)	Monthly average of the successful completion of the batch processing for this application.	*	Monthly	*
Shipment Summary (Time-based)	Monthly average of the successful completion of the batch processing for this application.	*	Monthly	*
DM Flash Reports (Time-based)	Monthly average of the successful completion of the batch processing for this application.	*	Monthly	*
* Planning (Time-based)	Monthly average of the successful completion of the batch processing for this application.	*	Monthly	*
Payroll (Availability-based)	Monthly availability to Gap users in accordance with required schedules.	*	Monthly	*
NGF (Availability-based)	Monthly availability to Gap users accordance with required schedules.	*	Monthly	*
Prompt (Availability-based)	Monthly availability to Gap users in accordance with required schedules.	*	Monthly	*
Model Stock (Availability-based)	Monthly availability to Gap Users in accordance with required schedules.	*	Monthly	*
__________________________ *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
All Production Environment Batch Schedules Not Specified above, e.g. SII, NALM, etc [NOTE: Each newly added Batch Schedule shall become a separate Service Level.]	Monthly average of the successful completion of the batch processing for this application	*	Monthly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.12

Distribution Center Support Service Levels
The Service Levels for Distribution Center Support includes Distribution Center Support and Operations, and are set forth below. Failure to meet any of the Service Levels set forth below shall be a Service Level Default.

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Speed to Answer – Distribution Center	The time elapsed between the point a caller selects to speak with an agent through an ACD and the point the call is picked up by a Help Desk Agent.	*	Monthly	*
Distribution Center Priority 1 Response Time	Priority 1 event means an entire building is down *% or shipping schedules are in danger of being missed.	*	Monthly	*
Distribution Center Priority 2 Response Time	Priority 2 event means a Distribution Center is partially down, departments are prevented from meeting daily production goals, or a payroll issue.	*	Monthly	*
__________________________ *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Distribution Center Priority 3 Response Time	Priority 3event means a DC floor device is broken, there is minimal impact to the End User and the End User is still able to perform critical business functions.	*	Monthly	*
Distribution Center Priority 3 Resolution Time	Priority 3 event resolution time	*	Monthly	*
Distribution Center Priority 4 Response Time	Priority 4 event means a DC floor device is broken; however a spare device is available for use.	*	Monthly	*
Distribution Center Priority 4 Resolution Time	Priority 4 event resolution time	*	Monthly	*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.13

IMAC Performance Service Levels
The Service Levels for IMAC Performance includes hardware installations moves, adds and changes, and are set forth below. Failure to meet any of the Service Levels set forth below shall be a Service Level Default.

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Data Network Remote IMACs,	Data Network Remote IMACs, completed on time as scheduled using Gap’s Change Control process..	*	Monthly	*
Campus Workstation IMACs	Campus Workstation IMACs completed on time when equipment is available and scheduled with the End User.	*	Monthly	*
Remote Workstation IMACs	Remote Workstation IMACs completed on time when equipment is available and scheduled with the End User.	*	Monthly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.14

Corporate Asset Management Service Levels
The Service Levels for Asset Management are set forth below. Failure to meet any of the Service Levels set forth below shall be a Service Level Default.

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Next Day Notification	Notification to Gap for updates to Corporate and Distribution Center assets status	*	Monthly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.15
Reports Service Levels
The Service Levels for Reports are set forth below. Failure to meet any of the Service Levels set forth below shall be a Service Level Default. Each report will consist of two service levels (Hardcopy and Online Viewing).

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Critical Reports – (See B.1.16)		*	Monthly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.16

Critical Reports Service Levels
The Service Levels for Critical Reports are set forth below. Failure to meet any of the Service Levels set forth below shall be a Service Level Default.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

HEADING	DESCRIPTION
*	* * * * * *
__________________________ *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

*	* * *

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.17

Critical Service Levels Performance Categories and
Allocation of Pool Percentages as of the Effective Date
Supplier will not incur penalties for Set Service Levels until commencement of the Services.

Critical Service Levels Performance Categories & Service Levels	Allocation of Pool Percentage	Service Level Credit Allocation Percentage
B.1.1 North American Stores Service Request Call Handling
a. Service Request Call Average Speed to Answer - TCS		*
b. Service Request Call Duration		*

B.1.2 – Store POS Priority Response Service Calls	*
a. Critical T2 All Stores		*
b. Urgent T4		*
c. T9 NBD		*
d. CRU		*
e. Scheduled Call T6/C6		*
f. Store Depot Equipment Shipping		*
g. Store Support Ticket Acceptance		*
h. Store Support Ticket Closure		*

B.1.3 – European Stores Support	*
a. IMAC Delivery		*
b. IMAC Installation Timeliness		*
c. IMAC Installation Quality		*
d. Critical T2/C2		*
e. Critical T4/C4		*
f. T9 NBD		*
g. Scheduled T6/C6		*

B.1.4 – Corporate Support Help Desk	*
a. First Call Resolution		*
b. Abandon Rate		*
c. Speed of Answer		*
d. Overall HDS Customer Satisfaction		*

B.1.5 – Corporate Support Problem Management	*
a. Root Cause Analysis for all Priority 1 Problems		*
b. Deskside Urgency 1 (Critical Impact) Initial Response Time		*
c. Deskside Urgency 1 (Critical Impact) Short Term Circumvention		*
d. Deskside Urgency 1 (Critical Impact) Long Term Resolution		*
e. Deskside Urgency 2 (High Impact) Initial Response Time		*
f. Deskside Urgency 2 (High Impact) Short Term Circumvention
__________________________ *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Critical Service Levels Performance Categories & Service Levels	Allocation of Pool Percentage	Service Level Credit Allocation Percentage
g. Deskside Urgency 2 (High Impact) Long Term Resolution		*

B.1.6 – Store Network – Sprint (Current as of Effective Date)	*
a. Store Voice Network Availability – Tier 1		*
b. Store Data Network Availability – Tier 1		*
e. End-to-End Delay		*

B.1.6 – Stores Network ( * )	*
a. Stores Network Priority 1 Event Response Time		*
b. Stores Network Priority 1 Event Resolution Time		*
c. Stores Network Priority 2 Event Response Time		*
d. Stores Network Priority 2 Event Resolution Time		*
e. Stores Data Network Service Availability – Tier 1		*
f. Stores Data Network Service Availability – Tier 2		*
g. Stores Data Network Service Availability – Tier 3		*

B.1.7 – Mainframe	*
a. Mainframe Availability		*
b. Region Availability		*
c. DBMS Availability		*
d. LPAR/Domain Availability		*

B.1.11 – Corporate Production Operations	*
a. POS Polling (% of stores successfully polled)		*
b. Distribution Center Stock Pick Allocation		*
c. Accounts Payable		*
d. FGI		*
e. Payroll		*
f. NGF		*
h. Prompt		*
i. Price Change		*
j. Shipment Summary		*
k. Model Stock		*
l. DM Flash Report		*
m. *		*

B.1.12 – Distribution Center Support	*
a. Speed to Answer – Distribution Center		*
b. Distribution Center Priority 1 Response Time		*
c. Distribution Center Priority 2 Response Time		*
d. Distribution Center Priority 3 Response Time		*
e. Distribution Center Priority 3 Resolution Time		*

B.1.16 – Critical Reports	*
a. AP Online Viewing		*
__________________________ *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Critical Service Levels Performance Categories & Service Levels	Allocation of Pool Percentage	Service Level Credit Allocation Percentage
b. IPR Online Viewing
c. Detail On-Order Online Viewing		*
d. Mid-Week Trend Online Viewing		*
e. Payroll Online Viewing		*
f. Week Ending Trend Online Viewing		*

B.1.13 IMAC Performance Service Levels	*
Data Network Remote IMACs		*
Campus Workstation IMACs		*
Remote Workstation IMACs		*

Total Allocation	*

*Note: Service Level Credits will not be applied during the Presumptive Measurement Periods, for Critical Service Levels that are identified as Presumptive. Once the Service Level is “Set,” the Service Level will be eligible for Service Level Credits.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.18
Intentionally Left Blank

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.19

Intentionally Left Blank

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.20

Distributed Code Deployments
The Service Levels for Distributed Code Deployments (i.e., *) are set forth below. Failure to meet any of the Service Levels set forth below shall be a Service Level Default.

Service Levels	Definition	Expected Service Level	Window	Service Level Type as of Effective Date
Distributed Code Deployments	Distributed code deployments that are completed on time as scheduled.	*	Monthly	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.1.21

Intentionally Left Blank

Exhibit B.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit B.3 – SLA Measuring Tools and Methodology

to

Second Amended and Restated Master Services Agreement
March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

EXHIBIT B.3 – MEASURING TOOLS AND METHODOLOGY

This Exhibit B.3 (Measuring Tools and Methodology) is an exhibit to Exhibit B (Service Level Agreement) of the Second Amended and Revised Master Services Agreement dated as of the Second Amended and Restated Agreement Effective Date between Gap and Supplier (the “Agreement”). Unless the context otherwise requires, capitalized terms used herein but not otherwise defined herein shall have the meanings given in Exhibit B (Service Level Agreement) or Section 1 (Definitions) of the Agreement.

SERVICE LEVEL AGREEMENT (SLA) METRICS METHODOLOGY
Attributes of the SLA Metrics
The following information is provided for each Metric.

Attribute	Description
Metric Number/Name	The number and name of the Metric.
Metric Description	A general description of the Metric.
Source	This describes the source of base data for the Metric.
How Measured
As applicable, this discusses how the data are to be used and the parameters of any formula. If not monitored continuously and calculated once for the entire measurement period, this section will describe the frequency of measurement.

Measurement Interval	The period for which performance is calculated under the Metric.
Reporting Interval	The frequency with which the IBM reports results of the Metric to the Gap.
Schedule	The service timeframes covered by the Metric
Target	This is the mutually agreed upon Expected Service Level performance for the Metric.
Measurement methodology
Describe the proposed SLA measurement methodologies providing how, what, when, where, etc. details from the source data collection / monitoring, through ⃰*and other tools to a final repository of information --- include any necessary manual inputs.

Assumptions	Identify all assumptions of the proposed metrics collection methods
Constraints	Identify all constraints of the proposed metrics collection methodology (any limitations or factors that limit or affect the metric methodology).
Tools	Identify the tools required for data collections and/or monitoring.
Methods	Identify manual versus automated methods in what was described above.
Reporting Methods	In addition to the data collection (measurement) tools, what other tools will be used to generate the required reporting for SLA/QPM, Tech Services Reports, etc.
Comments	Any other data necessary to explain the above.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
1

B.1 SLA METRICS

SLA B1.1: North America Stores Service Request Call Handling

Metric Number/Name:	1.1.1 Service Request Call Average Speed to Answer - TCS
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
2

Metric Number/Name:	1.1.2 Service Request Duration
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	* *
Assumptions	*
Constraints	*
Tools	*
Methods
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
3

SLA B.1.2: Stores POS and Store Services Priority Resolution Services Calls

Metric Number/Name:	1.2.1 Critical (T2/C2) Problem Resolution for all Stores
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.2.2 Urgent (T4/C4) Problem Resolution
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
4

Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.2.3 T9/C9 Next Business Day (NBD) Problem Resolution
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
5

Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.2.4 Customer Replaceable Unit (CRU)
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions
Constraints
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
6

Metric Number/Name:	1.2.5 T6/C6 Scheduled Call
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
7

Metric Number/Name:	1.2.6 Depot Equipment Shipping
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Quarterly
Reporting Interval:	Quarterly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method
Comments	*

SLO B.1.2.7 Anyplace Kiosk Repair

Metric Number/Name:	B.1.2.7 Anyplace Kiosk Repair
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
8

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

SLA B.1.2.8 Store Technologies Service Request Acceptance

Metric Number/Name:	B.1.2.8 Store Technologies Service Request Acceptance
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
9

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

SLA B.1.2.9 Store Technologies Service Request Closure

Metric Number/Name:	B.1.2.9 Store Technologies Service Request Closure
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
10

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

SLA B1.3: European Stores Support

Metric Number/Name:	1.3.1 European Store IMAC Delivery
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
11

Metric Number/Name:	1.3.2 European Store IMAC Installation Timeliness
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.3.3 European Store IMAC Installation Quality
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
12

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.3.4 European Store Maintenance - Critical (T2/C2) for all Stores
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
13

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.3.5 European Store Maintenance - Urgent (T4/C4) Problem Resolution
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
14

Metric Number/Name:	1.3.6 European Store Maintenance - T9 Next Business Day (NBD) Problem Resolution
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.3.7 European Store Maintenance - T6/C6 Scheduled Call
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
15

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

SLA B.1.4: North America and Europe Help Desk Service Levels

Metric Number/Name:	1.4.1 First Call Resolution
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
16

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
17

Metric Number/Name:	1.4.2 Abandon Rate
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.4.3 Speed to Answer (in seconds)
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
18

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.4.4 Overall Help Desk Customer Satisfaction Rate
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
19

SLA B.1.5: Corporate Support Problem Management Service Levels

Metric Number/Name:	1.5.1 Priority 1 Change Execution – Mainframe Environment
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.5.2 Root Cause Analysis for Priority1 Incidents
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
20

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.5.3 Deskside Urgency 1 (Critical Impact) Initial Response Time
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
21

Metric Number/Name:	1.5.4 Deskside Urgency 1 (Critical Impact) Short Term Circumvention
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
22

Metric Number/Name:	1.5.5 Deskside Urgency 1 (Critical Impact) Long Term Resolution
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.5.6 Deskside Urgency 2 (High Impact) Initial Response Time
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
23

Metric Number/Name:	1.5.7 Deskside Urgency 2 (High Impact) Short Term Circumvention
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
24

Metric Number/Name:	1.5.8 Deskside Urgency 2 (High Impact) Long Term Resolution
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.5.9 Deskside Urgency 3 (Medium Impact) Initial Response Time
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
25

Metric Number/Name:	1.5.10 Deskside Urgency 3 (Medium Impact) Long Term Resolution
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
26

Metric Number/Name:	1.5.11 Deskside Urgency 4 (Low Impact) Initial Response Time
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.5.12 Deskside Urgency 4 (Low Impact) Long Term Resolution
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
27

SLA B.1.5.13. Video Conferencing Request Acknowledgement
Metric Number/Name:	B.1.5.13 Video Conferencing Request Acknowledgement
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments

SLA B.1.5.14 Voice IMAC Priority Request Acknowledgement
Metric Number/Name:	B.1.5.14 Voice IMAC Priority Request Acknowledgement
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
28

SLA B 1.5.15. Voice IMAC
Metric Number/Name:	B.1.5.15 Voice IMAC
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments

SLA B.1.6: Enterprise Network Service Level

__________________________ *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
29

Metric Number/Name:	1.6.1 Store Voice Network Availability for Stores on the Sprint Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	The reporting interval is a rolling twelve month interval
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
30

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.6.2 Store Data Network Availability for Stores on the Sprint Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	The reporting interval is a rolling twelve month interval
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
31

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
32

Metric Number/Name:	1.6.5 Port Availability for Stores on the Sprint Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
33

Metric Number/Name:	1.6.6 End to End Delay – 24 Hours for Stores on the Sprint Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
34

Metric Number/Name:	1.6.7 Network Packet Loss for Stores on the Sprint Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
35

Metric Number/Name:	1.6.8 Network Jitter for Stores on the Sprint Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
36

Metric Number/Name:	1.6.9 End to End Delay – Prime Shift for Store on the Sprint Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
37

TABLE 3: Network Performance Commitments

(Intentionally Left Blank)

SLA B.1.6.1 North American Stores Network Priority 1 Response Time

Metric Number/Name:	North American Stores Network Priority 1 Response Time for Stores on the AT&T Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

SLA B.1.6.2 North American Stores Network Priority 2 Response Time

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
38

Metric Number/Name:	North American Stores Network Priority 2 Response Time for Stores on the AT&T Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

SLA B.1.6.3 North American Stores Priority 3 Response Time

Metric Number/Name:	North American Stores Network Priority 3 Response Time for Stores on the AT&T Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
39

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

SLA B.1.6.4 North American Stores Network Priority 1 Resolution Time

Metric Number/Name:	North American Stores Network Priority 1 Resolution Time for Stores on the AT&T Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
40

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

SLA B.1.6.5 North American Stores Network Priority 2 Resolution Time

Metric Number/Name:	North American Stores Network Priority 2 Resolution Time for Stores on the AT&T Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
41

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

SLA B.1.6.6 North American Stores Network Priority 3 Resolution Time

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
42

Metric Number/Name:	North American Stores Network Priority 3 Resolution Time for Stores on the AT&T Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	* *
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
43

SLA B.1.6.7 North American Stores Network DSL Restoration without Dispatch

Metric Number/Name:	North American Stores Network DSL Restoration without Dispatch for Stores on the AT&T Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
44

SLA B.1.6.8 North American Stores Network DSL Restoration with Dispatch

Metric Number/Name:	North American Stores Network DSL Restoration with Dispatch for Stores on the AT&T Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
45

SLA B.1.6.9 North American Stores Data Network Tier 1 Availability

Metric Number/Name:	North American Stores Data Network Tier 1 Availability for Stores on the AT&T Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of the calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
46

SLA B.1.6.10 North American Stores Data Network Tier 2 Availability

Metric Number/Name:	North American Stores Data Network Tier 2 Availability for Stores on the AT&T Network
Metric Description:	**
Source:	*
How Measured:	*
Measurement Interval:	First to last day of the calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
47

SLA B.1.6.11 North American Stores Data Network Tier 3 Availability
Metric Number/Name:	North American Stores Data Network Tier 3 Availability for Stores on the AT&T Network
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of the calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
48

SLA B.1.7: Mainframe Service Levels – Expires October 31, 2013

Metric Number/Name:	1.7.1 Mainframe Availability - Expires October 31, 2013
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Daily
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
49

Metric Number/Name:	1.7.2 Region Availability – Expires October 31, 2013
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Daily
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
50

Metric Number/Name:	1.7.3 DBMS Availability – Expires October 31, 2013
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Daily
Reporting Interval:	Monthly
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
51

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
52

Metric Number/Name:	1.7.4 LPAR/Domain Availability – Expires October 31, 2013
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Daily
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
53

SLA B.1.11: Corporate Production Operations Service Levels – Expires October 31, 2013

Metric Number/Name:	1.11.1 Production and Scheduling Time-Based – Expires October 31, 2013
Metric Description:
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
54

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
55

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
56

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Frequency of Measurement	*
Data Calculation Method	*
Reporting Method	*
Comments	*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
57

Metric Number/Name:	1.11.2 Production and Scheduling Availability Based - Expires October 31, 2013
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
58

SLA B.1.12: Distribution Center Support Service Levels

Metric Number/Name:	1.12.1 Speed to Answer Distribution Center
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
59

Metric Number/Name:	1.12.2 Distribution Center Priority 1 Response Time
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Measurement Exceptions	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
60

Metric Number/Name:	1.12.3 Distribution Center Priority 2 Response Time
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Measurement Exceptions	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.12.4 Distribution Center Priority 3 Response Time
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Measurement Exception	*
Data Calculation Method	*
Reporting Method	*
Comments	*
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portion

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
61

Metric Number/Name:	1.12.5 Distribution Center Priority 3 Resolution Time
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of the calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Measurement Exceptions	*
Data Calculation Method	*
Reporting Method	*
Comments	*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
62

Metric Number/Name:	1.12.6 Distribution Center Priority 4 Response Time
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*
Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Measurement Exceptions	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
63

Metric Number/Name:	1.12.7 Distribution Center Priority 4 Resolution Time
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	First to last day of the calendar month
Reporting Interval:	Monthly
Schedule:	*
Target:	*
*
Measurement Methodology	*
Assumptions
Constraints	*
Tools	*
Measurement Exceptions	*
Data Calculation Method	*
Reporting Method	*
Comments	*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
64

SLA B.1.13: IMAC Performance Service Levels

Metric Number/Name:	1.13.2 Data Network, including Network Installations, Moves, Adds, and Changes
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Exclusions	*
Constraints
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

Metric Number/Name:	1.13.3 Campus Workstation Installations, Moves, Adds and Changes
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

_________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
65

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
66

Metric Number/Name:	1.13.4 Remote Workstation Installs, Moves, Adds, and Changes,
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
67

SLA B.1.14: Corporate Asset Management Service Levels

Metric Number/Name:	1.14.1 Next Day Notification
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
68

SLA B.1.15: Reports Service Levels – Expires October 31, 2013

Metric Number/Name:	1.15.1 Critical Reports – Expires October 31, 2013
Metric Description:	*
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
69

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
70

SLA B.1.16: Critical Reports Service Levels – Expires October 31, 2013

B.1.16 Critical Reports Service Levels	* * * * * *

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
71

* * * *

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
72

(SLA B.1.17: Intentionally left blank)

SLA B.1.20.1: Distributed Code Deployments (Radia)

Metric Number/Name:	Distributed Code Deployments (Radia)
Metric Description:	**
Source:	*
How Measured:	*
Measurement Interval:	Monthly
Reporting Interval:	Monthly
Schedule:	*
Target:	*

Data Collection Methodology
Measurement Methodology	*
Assumptions	*
Constraints	*
Tools	*
Methods	*
Data Calculation Method	*
Reporting Method	*
Comments	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement
73

Exhibit C – Fees and Resource Baselines

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit C
Fees and Resource Baselines

I.	INTRODUCTION
This Exhibit C (Fees and Resource Baselines) to the Agreement, (this “Exhibit C”) supersedes previous versions of Exhibit C, is effective as of March 1, 2013 (the “Eighth Contract Year”) and sets forth the Monthly Baselines and describes the methodology for calculating the Charges with respect to the Services. The fundamental premise of the pricing structure of the Agreement is that ⃰. The amounts paid by Gap associated with each Authorized Billing Mechanism include *. There are additional payment obligations that may arise as to each of the Parties specifically set forth in the Agreement (e.g., *), but which are not included in the Annual Services Charge; nothing in this Section I (Introduction) is intended to alter the respective obligations of the Parties as to such payment obligations as set forth in the Agreement.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

II.    TABLES
The following Tables are attached to and made part of this Exhibit C and shall be effective as of the Eighth Contract Year subject to the terms of this Exhibit C.

Table Name⃰	Table Number
Charges - U.S. & Canada Retained	Table C.1.1.a
Charges - U.S. & Canada Terminated	Table C.1.1.b
Charges - by Country Retained	Table C.1.2.a
Charges - by Country Terminated	Table C.1.2.b
Service Catalog	Table C.2.1.1
Service Catalog - Store Parts	Table C.2.1.2
Voice Minutes Pricing - US (*)	Table C.3.1.1
Termination Fees	Table C.6.1
Annual Stranded Costs Estimate	Table C.6.2
Financial Responsibility Matrix	Table C.7
Project Labor Rates – Hourly	Table C.9
Customer Replaceable Unit (CRU) List	Table C.10
2013 Router Implementation Project	Table C.11
Motorola (Symbol) Maintenance	Table C.12.4
Resource Unit Data Definition Document	Table C.14
Per event Pricing - Stores (North America)	Table C.15.1
Per event Pricing - Stores (UK)	Table C.15.1.1
Per event Pricing - Stores (France)	Table C.15.1.2
Per event Pricing - Stores (Ireland)	Table C.15.1.3
Other Charges - Stores	Table C.15.2
Cancelled Event Pricing - Stores	Table C.15.3
Pass Through Expenses - Stores	Table C.15.4
Per event Pricing – Stores (European IMACs)	Table C.15.5

**.

_______________________________
*The Tables listed on this page have been omitted and filed separately with the Commission. Confidential treatment has been requested with respect the omitted Tables.
** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

III.	DEFINITIONS
Capitalized terms used but not defined in this Exhibit C shall have the meanings specified in the Agreement and all Exhibits attached thereto. The following capitalized terms used in this Exhibit C shall have the meanings specified below:

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

“Actual Inflation” shall have the meaning set forth in Section XI (Cost of Living Adjustment).
“Actual Resource Units” or “Actual RUs” shall have the meaning set forth in Section 6.1(a)(1) (Resource Unit Adjustment).
“Actual Resource Unit Usage” or “Actual RU Usage” shall have the meaning set forth in Section 6.1(a)(1) (Resource Unit Adjustment).
“Additional Resource Charges” or “ARC” shall mean the incremental adjustment for each RU where Gap’s actual monthly utilization was higher than the applicable Monthly Baseline for such RU. The applicable ARC rates are identified in Table C.1.1.a and C.1.2.a (Charges – US & Canada Retained) and (Charges – by Country Retained).
“Agreement” shall means the Second Amended and Restated Master Services Agreement dated as of March 1, 2013 between Gap and Supplier.
“Annual Services Charge” or “ASC” shall mean the base charges set forth in Table C.1.1.a and C.1.2.a (Charges – US & Canada Retained) and (Charges – by Country Retained) payable by Gap for Supplier’s provision of the Services that includes the quantity of Resource Units. ⃰.
“Authorized Billing Mechanism(s)” shall have the meaning set for in Section I.
“Base Year Index” shall have the meaning set forth in Section XI (Cost of Living Adjustment).
“Business-as-Usual” or “BaU” shall mean *.
“Charges” shall mean the base charges comprising the ASC, and all adjustments to such charges as set forth in this Exhibit C.
“COLA Factor” shall have the meaning set forth in Section XI (Cost of Living Adjustment).
“COLA Sensitivity Factor” shall have the meaning set forth in Section XI (Cost of Living Adjustment).
“Contract Year” shall have the meaning set forth in Section XIV (Contract Year Period).
“Corporate Users” shall mean those users eligible to receive the Services as part of the scope of the Agreement. Gap Corporate Users have a Gap corporate image on their laptop or desktop.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

“Cost of Living Adjustment” or “COLA” shall have the meaning set forth in Section XI (Cost of Living Adjustment).
“CPI-U” shall mean the unadjusted Consumer Price Index, as published in the Summary Data from the Consumer Price Index News Release by the Bureau of Labor Statistics, Series ID: CUUR0000SA0, U.S. Department of Labor, For All Urban Consumers. If the Bureau of Labor Statistics redefines the base year for the CPI-U, the Parties will continue to use the CPI-U, but will convert the Base Year Index to the new base year by using the appropriate conversion formula issued by the Bureau of Labor Statistics.
“Credits” shall mean reductions to Charges as set forth in this Exhibit C.
“Distribution Center” shall mean a Gap distribution center identified in Exhibit D.17 as eligible to receive the Services under this Agreement.
“EUC” shall mean End User Computing.
“Fixed Fee” shall mean the charges that are independent of resource usage and will be invoiced on a prorated monthly basis.
“FTE (Full Time Equivalent)” shall mean a level of effort, including vacation and other non-productive time (but including a reasonable amount of overtime), equivalent to that which would be provided by one (1) person working Full Time. An individual person can only be counted as one (1) FTE. More than one (1) person may be allowed to provide Services and be counted as a single FTE.
“IMAC” shall have the meaning set forth in the Functional Service Area Statements of Work.
“Monthly Baselines” shall mean the number of RUs to be provided by Supplier in any month as further described in Section 4.5. ⃰.
“Non-Service Catalog Item” (“NSCI”) shall have the meaning set forth in Section 1.107 of the Agreement.
“On-Site Support Site” shall mean a Gap Site designated by Gap in Exhibit D.17 as eligible to receive on-site Services under this Agreement.
“Out months” shall have the meaning set forth in Section XIV (Contract Year Period).
“Reduced Resource Credit” or “RRC” shall mean the incremental adjustment for each RU where Gap’s actual monthly utilization was lower than the applicable Monthly Baseline for such RU. The applicable RRC rates are identified in Table C.1.1.a and

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

C.1.2.a (Charges – US & Canada Retained) and (Charges – by Country Retained). Where separate rates and utilization schedules are provided by country, the RRC will be calculated based on the relevant Table for such country from both a price and utilization perspective.
“Remote Support Site” shall mean a Gap Site designated in Exhibit D.17 as eligible to receive remote Services for Corporate Users under this Agreement.
“Resource Unit” or “RU” shall mean the unit of measure for which there is a Monthly Baseline. RUs are defined throughout this Exhibit C.
“Service Level Credits” shall have the meaning set forth in Exhibit B (Service Level Agreement).
“Retained Scope” shall mean Store Support, Stores Network, End User Services, Mainframe and Distribution Center Services.
“Stranded Costs” shall have the meaning set forth in the Agreement.
“Terminated Scope” shall mean Server, Storage, and Corporate Network Services.
“Transition Fee” shall mean the charges set forth in Section IX (Transition Fees) and Table C.1.1.a and C.1.2.a (Charges – US & Canada Retained) and (Charges – by Country Retained).
“Unit Rate” shall mean base charges divided by Baseline divided by 12.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

IV.	GENERAL

4.1	Annual Services Charge – Terminated Scope
The Annual Services Charge is set forth in Table C.1.1.b (Charges – US and Canada Terminated) and Table C.1.2.b (Charges – By Country Terminated). ⃰. The ASC may be modified during the Term by and in accordance with the other provisions of the Agreement and this Exhibit C. Supplier shall invoice Gap the monthly amount of the ASC specified in the relevant Table C.1.2.b (Charges – By Country Terminated) for the then current month of the Contract Year. All references in this Exhibit C to a Table shall refer to the relevant country table if separate tables are provided. For example, a reference to Table C.1.2.b when doing invoicing for Canada will refer to the Table C.1.2.b Canada.
*
*

(a)	*

(b)	*

4.2	Variable Charges – Terminated Scope

(a)
For variances in actual usage of the Monthly Baselines included in the ASC, this Exhibit C details how Supplier will invoice or credit Gap for the variances. Tables C.1.1.b and C.1.2.b identify the baseline Resource Units included in the Services. *. Starting on March 1, 2013 and *, Resource Units will be measured, tracked and reported by Supplier, in the categories set forth in Exhibit C.1.1.b and C.1.2.b. *. *.

(b)	*.

4.3	Annual Services Charge – Retained Scope
The Annual Services Charge is set forth in Table C.1.1.a (Charges – US and Canada Retained) and Table C.1.2.a (Charges – By Country Retained). Table C.1.2.a may be segmented by country as agreed upon by the Parties *. The ASC may be modified during the Term by and in accordance with the other provisions of the Agreement and this Exhibit C. *. All references in this Exhibit C to a Table shall refer to the relevant country table if separate tables are provided. For
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

example, a reference to Table C.1.2.a when doing invoicing for Canada will refer to the Table C.1.2.a Canada.
*
*

4.4	Variable Charges – Retained Scope
For variances in actual usage of the Monthly Baselines included in the ASC, this Exhibit C details how Supplier will invoice or credit Gap for the variances. Tables C.1.1.a (Charges – US & Canada Retained) and C.1.2.a (Charges – by Country Retained) identify the baseline Resource Units included in the Services. In the event that the quantity of Resource Units consumed is more or less than the Resource Units specified in the applicable Resource Unit Baseline, an ARC or RRC, as applicable, will be invoiced as provided in Table C.1.2.a.1 (ARC-RRC Tiers). Starting on March 1, 2013 and *, Resource Units will be measured, tracked and reported by Supplier, in the categories set forth in Exhibit C.1.1.a and C.1.2.a (Charges – US & Canada Retained) and (Charges – by Country Retained).

4.5	Software – Retained Scope
After the Second Amended Effective Date:

a)	⃰.

b)	subject to (a) above, Gap will be responsible for the license compliance of its environment, including for new software licenses and renewals of software *.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

*.

4.6	Invoices
Charges for the Services shall be invoiced in accordance with Section 27 (Invoices and Payments) of the Agreement.

4.7	Supplier resources
*. In the event that any of the environments, operating in Gap Sites as of the Reference Date, are relocated to Supplier Sites these environments may become Resource Units as mutually agreed by the Parties.

4.8	North American Stores Help Desk
⃰.

4.9	Electronic Signatures

*

*

4.10	Stores Hardware Break Fix
Gap shall pay the Charges set forth in Exhibit C (Pricing) Section C.2.1.2 (Service Catalog *). The Parties agree to work in good faith to update Exhibit C.2.1.2 each calendar quarter. In the event that *.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

4.11	Time and Materials Rates

(a)	*.

V.	RESOURCE UNITS AND MEASUREMENTS

5.1	Site Support – Corporate Campus, Remote Sites, Field Offices, Distribution Centers

(c)
Supplier will invoice Gap * for charges associated with Sites as defined in this Exhibit C, in accordance with the Annual Services Charge and Resource Unit Baselines set forth in Table C.1.1.a (Charges – US & Canada Retained).

(1)	A Contract Change Request shall be executed to add or remove a Site.

5.2	Infrastructure Services

(a)	Services Components

(1)	Mainframe Services Resources

(A)	Host CPU Resources (MIPS)
Resource usage will be measured *. *. ARCs and RRCs apply to CPU resource usage and will be charged based on the rates set forth in Table C.1.2.a (Charges – by Country Retained).

(B)	Mainframe Storage
Resource usage for this category will be measured as ⃰. *. Resource usage for storage will be measured, tracked and reported in partial RUs. The Mainframe Storage Baseline in Table C.1.2.a (Charges – By Country
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Retained) reflects the agreed quantity of storage Resource Units included in the ASC, set forth in Table C.1.2.a. (Charges – By Country Retained). ARCs and RRCs apply to storage resource usage and will be charged based on the rates set forth in Table C.1.2.a (Charges – By Country Retained). *.

5.3	Voice Minutes - Long Distance (store) - (*)

(a)	This Resource Unit is *.

5.4	External Switch Support

(a)	*.

5.5	Resource Unit Duplication
Supplier shall not include in the count of Resource Units to determine *. As an example, *.

VI.	RESOURCE CATEGORIES AND MEASUREMENT METHODOLOGY
This Section VI provides an overview of the variances to the ASC and the charging characteristics for each of the specific Resource Unit categories. The charges related to the specific Resource Units set forth in this Exhibit C and as described in the following subsections will detail: *.

6.1	Monthly ARC/RRC Adjustment – Retained Scope
Gap’s increased or decreased usage of the Resource Units above or below the baselines for each category (or country) will be as provided for in the Agreement and will be charged based on the pricing, as applicable, set forth in Tables C.1.1.a and 1.2.a. After the completion of each * during the Term, starting with the first * after the Initiation Date, Supplier will measure the *. Based on these measurements, Supplier will calculate and invoice Charges or Credits on a * basis in accordance with the Agreement and this Exhibit C.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Supplier shall be responsible for recording all applicable Charges and Credits due and for reflecting these amounts in the applicable invoice. Charges and Credits shall be calculated using the rates applicable during *.

(b)	Resource Unit Adjustment

(1)
Following the Initiation Date, after the completion of each calendar * during the Term, Supplier shall compare the quantity of RUs actually used during each calendar month during the Term (“Actual Resource Unit Usage” or “Actual RU Usage”) for each RU category with the Resource Unit Baseline set forth in C.1.2.a (Charges – By Country Retained) for such RU category (which may include a country specific baseline). *.

(2)	*

(3)	An ARC would apply when * and would be calculated as shown below:
*

(4)	A RRC would apply when * and would be calculated as shown below:
*

VII.	INVOICING AND REPORTING
7.1    Supplier shall report on a * basis the actual individual usage and associated Charges in each category of usage aggregated by country (if applicable), and in total. Such reporting will include Resource Units.

VIII.	ANNUAL STRANDED COSTS REVIEW
Within * prior to the end of each Contract Year, or as otherwise arranged during the Contract Year, *, Gap may request and Supplier shall provide a good faith estimate of the Stranded Costs for an individual tower, or for multiple towers. The estimate of Stranded Costs will include *.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

IX.	TRANSITION FEES

9.1
The transition charges set forth in Table C.1.1.a and C.1.2.a (Charges – US & Canada Retained) and (Charges – by Country Retained) fully compensate Supplier for all transitional activities performed by Supplier and its Subcontractors in the original 2006 transition (“Unrecovered Transition Costs”). *.

9.2	*.

9.3	Transition assistance requested by Gap related to Table C.1.1.b (Charges – US and Canada Terminated) and Table C.1.2.b (Charges – By Country Terminated) *.

X.	TRAVEL

10.1
Supplier travel (including travel in connection with (a) the installation and Maintenance of EUC Equipment (provided; however, such travel is not inconsistent with Services to be provided to Remote and On Site Support Sites), and network equipment; and (b) meetings related to a Project) is not billed to Gap unless *.

10.2
For Non Service Catalog Statements of Work, all travel must be approved in advance and in writing by Gap. Approved travel in connection with a Non-Service Catalog Item Statement of Work will be invoiced to Gap at actual expense.

XI.	COST OF LIVING ADJUSTMENT
For Terminated Scope, Mainframe Services, Unrecovered Transition Costs and N.A. Stores Help Desk transition costs, for each Contract Year, and commencing on the first date of the Contract Year’s month (i.e. March XX for 2013, and March 1st for subsequent years), the actual CPI-U for December prior to the year for which the COLA is being calculated (“Actual Inflation”) will be compared to the CPI-U for December 2005 (the “Base Year Index”) to determine if the Actual Inflation is greater than the Base Year Index (e.g., the December 2006 CPI-U and the Base Year Index will be used to determine the COLA for the year 2007).
For Retained Scope, for each Contract Year, and commencing on the first date of the Contract Year’s month (i.e. March XX for 2013, and March 1st for subsequent years), the actual CPI-U for December prior to the year for which the COLA is being calculated (“Actual Inflation”) will be compared to the CPI-U for December 2012 (the “Base Year
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Index”) to determine if the Actual Inflation is greater than the Base Year Index (e.g., the December 2013 CPI-U and the Base Year Index will be used to determine the COLA for the year 2014).

The portion of COLA that Supplier will invoice Gap will be determined according to the following calculations:

(a)	The COLA Sensitivity Factor is *.

(b)	If Actual Inflation is equal to or less than the Base Year Index plus * percentage point, then no COLA shall apply.

(c)
If Actual Inflation is equal to or less than the Base Year Index plus * percentage points, then the COLA Factor shall be calculated by subtracting * from the Actual Inflation and multiplying this result by the COLA Sensitivity Factor.

(d)
If Actual Inflation is greater than the Base Year Index plus * percentage points, then the COLA Factor shall be calculated by dividing the Actual Inflation by * and multiplying this result by the COLA Sensitivity Factor.

Example of Calculation

For Services Performed in Europe:

United Kingdom:
Base charges for the Services that are used to calculate the Total Service Charge may only be increased upon * prior written notice. No such increase shall apply to any charging period which commences prior to the effective date of the increase. Any decreased Charges announced by
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

IBM will be applied to the first charging period following the effective date of the decrease specified in IBM's notice. Such increases shall be limited to (i) *, and (ii) *.

Ireland:
Base charges for the Services that are used to calculate the Total Service Charge may only be increased upon * prior written notice. No such increase shall apply to any charging period which commences prior to the effective date of the increase. Any decreased Charges announced by IBM will be applied to the first charging period following the effective date of the decrease specified in IBM's notice. Such increases shall be limited to (i) *, and (ii) *.

France:
Base charges for the Services that are used to calculate the Total Service Charge may only be increased upon * prior written notice. No such increase shall apply to any Charging Period which commences prior to the effective date of the increase. Any decreased Charges announced by IBM will be applied to the first Charging Period following the effective date of the decrease specified in IBM's notice. Such increases shall be limited to (i) *, and (ii) *.

The price of a service may be revised at the end of each contract year based on a formula that takes into account the Syntec Index as follows:
*

XII.    NON-SERVICE CATALOG ITEMS, SERVICE CATALOG ITEMS

12.1	General

(A)
Supplier will charge Gap for Non-Service Catalog Items using available Resource Unit prices as set forth in this Exhibit C if the Resource Unit prices available are equivalent with the Services to be performed in a NSCI. Should an equivalent Resource Unit price not exist, the Parties may agree to establish a new unit price for the Service to be performed, or agree that Supplier will charge Gap using *.

*.
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*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(B)	Service Catalog. Charges for any Service Catalog Item shall be included in Table C.2.1.1 and Table C.2.1.2.

XIII.	FINANCIAL RESPONSIBILITY MATRIX
The Financial Responsibility Matrix, set forth in C.7.2 (Financial Responsibility Matrix – Software), C.7.4 (Financial Responsibility Matrix – Hardware), C.7.4.B (Financial Responsibility Matrix – Hardware Europe), and C.7.5 (Financial Responsibility Matrix – Facilities) set forth the allocation of financial and operational responsibilities between Gap and Supplier under the Agreement. Gap and Supplier shall pay their respective financial obligations as set forth in the Agreement.

XIV.	CONTRACT YEAR PERIOD
All charges in this Exhibit C are scheduled using columns entitled “Year 1, Year 2, Year 3” and so on through Year 12. Such titles shall be interpreted as Contract Years (beginning March X, 2013 for Year 8, and beginning March 1 for subsequent years), not calendar years, and so on (subject to leap year(s)) through Year 12), expiring February 28, 2018. Since the Agreement stipulates that all Implementation Agreements shall be coterminous with the Agreement with the exception of the initial Implementation Agreement, all other Implementation Agreements will have a term less than one hundred and forty-four (144) months. Regardless of the execution date of an Implementation Agreement, the charges under each Implementation Agreement shall be invoiced beginning with the amounts scheduled for month one (1). As a result of being coterminous with the Agreement, any month(s) of an Implementation Agreement not realized shall have the effect of eliminating the charges of the Out Months (i.e., eliminate charges of such Implementation Agreement for month one hundred and forty-four (144) first, month one hundred and forty-three (143) next, and so on), so as to make such subsequent Implementation Agreement coterminous with the Agreement.

Exhibit C    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit D.1 – Gap Policies and Procedures

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit D.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

General:

This Exhibit D.1 (Gap Policies and Procedures) to the Agreement incorporates by reference the following Exhibits:

•	Exhibit D.5 (Gap Record Retention Policy)

•	Exhibit D.25 (Gap Work Procedures)

This Exhibit D.1 serves as a guide for the Policies and Procedures that the Parties have developed and is not intended to conflict with the terms of the Agreement.

Exhibit D.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Policies and Procedures Guide

*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D.1    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit D.2 – Governance

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

1.	Introduction	2
1.1	Governance.	2
1.2	Precedence of Obligations.	2
1.3	Definitions.	2
2.	Roles and Responsibilities of Key Team Members	2
2.1	Gap Organization	2
2.2	Supplier Organization	3
3.	Committees and Teams	8
3.1	General Committee and Team Structure.	8
3.2	Executive Steering Committee.	8
3.3	Service Delivery Committees.	11
4.	Issue Escalation Procedures	13
4.1	General.	13
4.2	Notification.	14
4.3	Documentation.	14
4.4	Request for Assistance.	14
4.5	Escalation Order.	14
4.6	Issue Review.	15
5.	Multi-Vendor Governance Structure	15
6.	Documentation and Reporting	15
7.	Top to Top Reviews	15

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

1.	Introduction
1.1    Governance.
This Exhibit D.2 (Governance) to the Agreement (this “Exhibit D.2”) sets out the Governance structure for the Agreement (also depicted in the graphic provided as Attachment A to this Exhibit D.2); the roles and responsibilities of both Parties to maintain a working relationship; and the type, content and frequency of the Agreement review meetings that will be held.

1.2	Precedence of Obligations.
The Parties acknowledge that certain obligations may be set forth in both this Exhibit and elsewhere in the Agreement, and that in the event of a conflict, such conflict shall be resolved in accordance with Section 46 (Interpretation of Agreement) of the Agreement.

1.3	Definitions.
Capitalized terms used and not otherwise defined in this Exhibit D.2 have the meanings given them in the Master Services Agreement dated as of the Reference Date between Gap and Supplier (the “Agreement”).

2.	Roles and Responsibilities of Key Team Members
2.1    Gap Organization

(a)	Gap Infrastructure Partnership Executive.

(i)	Gap’s principal representative as described in Section 19.5 (Gap Infrastructure Partnership Executive) of the Agreement.

(ii)	Primary responsibilities include:

(1)	Infrastructure services both retained and outsourced – strategies and delivery.

(A)	Maintain the needed linkage between the overall IT strategy and the state and direction of the infrastructure.

(B)	Set direction for governing a multi-vendor outsourcing environment

(C)	In conjunction with Supplier, document and communicate the strategy broadly within IT.

(2)	Gap Authorized User satisfaction and the value and health of the service partnership.

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(A)	Ongoing communications through reports, meetings and informal interactions with Supplier.

(B)	The success of any actions (internal or external) needed to improve service delivery.

(C)	Evaluation and recommendation of any changes to scope or Service Levels.

(D)	Continued scrutiny of the deal value to Gap and adjustments as needed.

(3)	Manage Supplier to deliver forward looking solutions that deliver continuous improvements in cost and services meeting Gap’s needs.

(4)	Communications with IT LT (Leadership Team) on:

(A)	Infrastructure requirements.

(B)	The direction and state of the infrastructure.

(C)	Issues (internal or external) that are impacting service delivery.

(D)	The need for other IT teams to contribute to the objectives set forth in the outsourcing deal (e.g. server consolidation).

(5)	Ultimate resolution of any issues that arise in service delivery that can not be resolved at the lower levels and escalating to the CIO any issues they are unable to resolve.

(6)	Communicate with business and IT executives in regards to potential issues or past issues which arise that materially affect service delivery.

(7)	Financial management of Gap’s infrastructure for Gap Partnership Strategy and Administration Leader.

(b)	Gap Partnership Strategy and Administration Leader

(i)
Gap Partnership Strategy and Administration Leader will be responsible for Supplier delivery to the Agreement, the ongoing assessments and specific adjustments to the Agreement’s scope or terms as the needs of the Gap change.

(ii)	Primary responsibilities include:

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(1)	They will monitor and manage the Agreement:

(E)
With input from their team and Supplier reporting, maintaining current status of the Agreement and assessment of how Supplier is delivering to the Agreement and any issues related to Gap’s support for the Agreement.

(F)	Assessing and recommending changes in Services or Service Levels to better align with Gap’s needs and changes in the environment.

(G)	Assessing and providing feedback on Supplier’s performance on interactions with other vendors in the environment and performance against set Operating Level Agreements

(H)	Presenting Supplier with detailed feedback on the delivery of Services to Gap and working with suppliers on remediation plans to address any shortfalls.

(I)	Act as an intermediary escalation point for Supplier service delivery issues or issues in Gap’s fulfilling its obligations.

(J)	Evaluating and recommending give-back and earn-back adjustments.

(K)	Allocating out any “bucket” hours.

(2)
Work with the Gap Infrastructure Partnership Executive to plot the course for future services brought into scope and or removed from scope based on Supplier performance, economics or changing business needs.

(3)	Facilitate that Supplier is well versed and operating in accordance with Gap’s evolving business and IT strategies and priorities through regular communications and Supplier briefings.

(c)	Gap Production and Engineering Delivery Leader

(i)
Gap Production and Engineering Delivery Leader is responsible for working with Supplier to see that day-to-day production and engineering services being delivered meet Gap’s business needs and that needed systems capacity is available, optimizing installed and just-in-time capacity.

(ii)	Primary responsibilities include:

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(1)	Work with the Gap Infrastructure Partnership Executive and other Gap IT teams, establish overall strategies and priorities for production and engineering.

(2)	Through Gap’s retained subject matter experts:

(A)	Review and approve technology changes proposed by Supplier.
(B)    Recommend technology changes to meet Gap’s business needs or improve infrastructure effectiveness.
(C)    Consult with Supplier and Gap retained IT teams on solution and service delivery.

(3)	Communicate short and long term service and capacity needs to the corresponding Supplier’s management team.

(4)	Act as an escalation point, as needed, within this scope of responsibility.

(5)	To facilitate the resolution of service delivery problems as needed.

(6)	To communicate business impacts to the business:

(A)	Senior business management for major issues.

(B)	Line staff and management for day-to-day issues (e.g. missed picks).

(7)	To facilitate the setting of service outage windows when needed by Supplier in delivery of their responsibilities.

(8)	Assessment and recommendations of Service Level Agreement (SLA) delivery and management.

(9)	Provide clarity when there are resource contentions (e.g. plans versus immediate needs) and escalate for clarity and/or additional resource funding to their management as needed.

(10)	Oversight of coordination between the application support organization and Supplier’s service delivery team with respect to required escalations in:

(A)	Delivery of day-to-day service.

(B)	Execution of Gap approved Supplier initiative such as server consolidation.

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(11)	Work with Supplier on potential changes in Service Levels.

(12)	Working with Supplier management on the longer term resource plans.
(d)    Gap Customer Service Delivery & Liaison Leader

(i)	Gap Customer Service Delivery & Liaison Leader will focus primarily on management as service desk, engineering and integration components.
(ii)    Primary responsibilities include:

(1)	Define and maintain definitions of all Service Levels, which directly relate to Authorized Users, and manage issues that result from service delivery problems.

(2)	Monitor the service desk so that it remains responsive to Gap unique needs.

(3)	Resolve escalated issues from users and now internal IT teams relying on workstation engineering and integration.

(4)	Work with Supplier to see that Supplier has the right level of resources to meet all Service Levels.

(5)	As needed facilitate activities between Supplier and other sources of technology (e.g., workstation hardware and software)

(6)	Provide needed workstation hardware and software for Supplier to deliver services.

2.2	Supplier Organization

(a)	Supplier Outsourcing Relationship Executive

(iii)	Supplier Outsourcing Relationship Executive has complete authority and responsibility to deliver Services from Supplier to Gap.

(iv)	Primary responsibilities include:

(1)	Managing the overall relationship between Supplier and Gap.

(2)	The transition of the Agreement to operational status.

(3)	Monitoring fulfillment of Supplier obligations under the Agreement.

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(4)	Working with Gap executives and business unit managers to align the delivery of the Services with the strategic needs of Gap.

(5)	Working with Gap executives, Supplier’s organization and other vendors in the environment to design, implement and manage Supplier performance and obligations in a multi-vendor governance model

(6)	Informing Gap about new corporate capabilities and developments within Supplier’s organization, and proposing ideas and solutions that will provide ongoing benefit to Gap.

(17)	Responding, or confirming the response by Supplier’s subject matter experts, to requests for strategic or relationship-wide questions or requests from Gap.

(b)	Supplier Delivery Partnership Executive

(i)
Supplier Delivery Partnership Executive will have primary business operating performance responsibility for the account and managing the provision of the Services such that delivery commitments and deliverables required under the Agreement are provided to Gap. In addition, Supplier Delivery Partnership Executive has the overall responsibility for the successful transition of the Services.

(ii)	Primary responsibilities include:

(1)	Working with the Gap Customer Service Delivery and Liaison Leader to manage and meet commitments, requirements and expectations.

(2)	Delivery of the Services as set forth in the Agreement.

(3)	Delivery of Supplier’s obligations in working with other vendors in the environment

(4)	Serving as an escalation point for Gap related Service delivery matters involving the various Supplier Service Delivery Managers.

(5)	Operational compliance with the Agreement and making sure that Supplier fulfills its obligations under the Agreement.

(6)	Establishing and executing the account management disciplines, business management processes, and associated reporting.

(7)	Identification and resolution of service delivery issues.

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(8)	Aligning Supplier’s performance requirements as they relate to Gaps strategic business planning (business and architecture, strategic options, business assessment, business operating plans).

(9)	Staffing and leading Supplier management team and project staff.

(10)	Establishing a customer satisfaction survey for the account.

(11)	Establishing Supplier Benchmarking methodology in accordance with the Agreement.

(12)	Meeting the Service Levels and contractual commitments for the respective Functional Service Area.

(13)	Staffing/maintaining Service delivery with the appropriate level of trained personnel.

(14)	Forecasting resource requirements and managing resource requirements.

(15)	Supporting the long range IT plan.

(16)	Providing support to Gap in accordance with the Problem Management process.

(17)	Develop and provide Service Level reporting.

(18)	Introducing Supplier’s methodology on the account; modifying it to meet Gap development standards and implementing this methodology on the account.

(19)	Constructing and managing monthly performance reporting.

(20)	Providing process ownership for Service delivery processes.

(c)	Supplier Project Office Manager

(i)	Supplier Project Office Manager will have primary responsibility for financial, billing, contractual compliance and new business management functions.

(ii)	Primary responsibilities include:

(1)	Providing the monthly invoice and account billing and reporting functions.

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(2)	Implementing and managing Supplier financial systems including time recording, labor reporting, billing, budgeting, forecasting, and annual budget planning.

(3)	Providing financial reporting, including exception reporting to Gap, in accordance with the Exhibit C (Fees and Resource Baselines) of the Agreement.

(4)	Providing management oversight and coordination to Supplier’s (including its subcontractors and its third parties) with respect to contractual compliance.

(5)	Providing Supplier contract administration for contractual commitments to facilitate fulfillment of Supplier deliverables.

3.	Committees and Teams

3.1	General Committee and Team Structure.

(a)
An Executive Steering Committee will be formed, consisting of both Gap and Supplier executives, to provide business oversight and alignment of the long range IT plan and Service delivery objectives. This committee will also direct the Gap/Supplier relationship and assist the Gap Customer Service Delivery and Liaison Leader and Supplier Delivery Partnership Executive in decisions that directly affect this Agreement.

(b)
A Gap Customer Service Delivery and Liaison Leader and an Supplier Delivery Partnership Executive will be appointed by the Parties to liaise with the Executive Steering Committee and to monitor and resolve where possible any issues raised by the Gap Service Manager(s) and Supplier Service Delivery Manager(s).

(c)	The appropriate Gap Service Manager(s) and Supplier Service Delivery Manager(s) will carry out the day-to-day coordination of Service delivery, and will include other Gap representatives as required.

(d)	Gap and Supplier will jointly develop and implement agreed to performance management and business assurance processes.

(e)	The performance management and business assurance processes and procedures will be deployed at the designated Gap Sites, which will allow the stable start-up and efficient delivery of the Services.

3.2	Executive Steering Committee.

(a)	The titles of the representatives serving on the initial Executive Steering Committee are listed in this Section.

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(b)	The Executive Steering Committee will have executive management responsibility for the Agreement and for the relationship between the Parties.

(c)	Members. The Executive Steering Committee shall be chaired by the Gap Project Executive and will be comprised as follows:

(i)	Gap Infrastructure Partnership Executive.

(ii)	Gap Customer Service Delivery and Liaison Leader.

(iii)	Supplier Outsourcing Relationship Executive.

(iv)	Supplier Delivery Partnership Executive.

(v)	Other Gap and Supplier personnel as required.

(d)	Key Responsibilities. The responsibilities of the Executive Steering Committee include:

(i)	Business alignment between the Parties, analysis of Gap and Supplier business plans, and oversight of new or modified Services during the Term.

(ii)	Developing strategic requirements and plans associated with the Services or New Services during the Term.

(iii)
Agreeing to and periodically reviewing the authority of the committees and makeup of the individual members of the Service Delivery Committee (discussed in Section 3.3 (Service Delivery Committees) below).

(iv)	Resolving issues escalated by the Service Delivery Committee.

(v)	Approving changes to the Agreement.

(vi)	Operational, technical, financial, and general management oversight of the Agreement.

(vii)	Managing risks and opportunities for improvement.

(viii)	Review of financial issues and performance.

(ix)	Approving the Service Delivery Committee reports and recommendations, including review and/or approval of the following:

(1)	Review Service Level reports and modifications;

(2)	Review quality assurance measures;

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(3)	Review of Critical Service Levels, Key Critical Service Levels and Key Performance Indicators;

(4)	Review customer satisfaction surveys;

(5)	Review audit results; and

(6)	Review benchmarking results.

(e)	Reports

(i)	Minutes.

(f)	Meetings

(i)
The Executive Steering Committee will initially conduct quarterly meetings and thereafter will change to time periods as agreed by the Parties. Either Party shall have the right to prepare and distribute a written agenda at least twenty-four (24) hours prior to the meeting. Supplier shall keep minutes of each meeting and shall distribute the minutes to Gap within twenty-four (24) hours after each meeting.

3.3	Service Delivery Committees.

(a)
The titles of the representatives serving on the initial Service Delivery Committees are listed in this Section. There will be two (2) separate Service Delivery Committees covering the following Functional Service Areas: (1) End User Services, (2) Stores.

(b)	Members. The Service Delivery Committee will be comprised as follows:

(i)	Gap Service Manager(s).

(ii)	Gap capacity planners.

(iii)	Supplier Service Delivery Managers.

(iv)	Other Gap and Supplier personnel as required.

(c)	Authority. All members of the Service Delivery Committee shall be involved in:

(i)	Review and approval, where possible, of the short-term and long-term plans and activities in regard to the delivery of the Services.

(ii)	Resolution of Service delivery problems.

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(iii)	Upward notification of opportunities or issues that might result in the addition, deletion, or modification of the Services, or the terms of the Agreement, irrespective of the initiating Party.

(iv)	Agreement of local Service delivery initiatives, where approved by appropriate level.

(d)
Key Responsibilities. The responsibilities and authorities of the Gap and Supplier representatives will be determined and delegated in each case by the Executive Committee and may include matters within the relevant region such as the following:

(i)	Monitoring the delivery of Service.

(ii)	Monitoring, Key Performance Indicators and Critical Service Levels .

(iii)	Coordinating and communicating day-to-day Service delivery issues; addressing, coordinating and prioritizing the issues affecting the provision of the Services.

(iv)	Reviewing and escalating operational problems and issues in accordance with the Policy and Procedures Manual, including follow-up reviews of root cause analysis results.

(v)	Managing the efficient flow of documentation as required by the Agreement.

(vi)
Handling disputes within the authority of the Gap and Supplier representatives, and referring others to the Executive Committee in accordance with the Section 4 (Issue Escalation Procedures) of this Exhibit D.2.

(vii)	Submitting issues concerning the relationship between the Parties to the Executive Committee for its guidance and recommendations.

(viii)	Submitting reports as required and as defined in D.13 (Management Reports) to the Executive Committee.

(ix)	Considering and approving, where possible, operational and technical changes in accordance with the Change Control Procedure, as set forth in the Agreement.

(x)	Advising the Executive Committee of new opportunities and proposals.

(xi)	Reviewing recommendations and suggestions made by Gap representatives and Supplier representatives relating to the Services and initiating appropriate actions.

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(xii)	Identifying issues that may have an impact outside the relevant Sites and referring these to the Executive Committee and, as appropriate, to other Sites or regions.

(xiii)	Reviewing, adjusting and reporting to the Executive Steering Committee the following:

(1)	Service Levels performance;

(2)	Quality assurance measures;

(3)	Customer satisfaction surveys results;

(4)	Audit results; and

(5)	Benchmarking results.

(e)	Reports

(i)	Summary Executive Reports.

(ii)	Management Reports.

(iii)	Service Levels and Service delivery results (as required).

(iv)	Minutes.

(f)	Meetings. The Service Delivery Committee will meet (at a minimum) monthly, and at other times as agreed between the Parties, to review:

(i)	Contract issues.

(ii)	Service delivery.

(iii)	Projects.

(iv)	Change Management.

(g)
Agenda. Either Party shall have the right to prepare and distribute a written agenda at least twenty-four (24) hours prior to the meeting. Supplier shall keep minutes of each meeting and shall distribute the minutes to Gap within twenty-four (24) hours after each meeting.

4.	Issue Escalation Procedures
4.1    General.

(a)	From time to time, issues will arise that cannot be resolved at the various levels of management within the Gap and Supplier teams. These issues may arise at a

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

particular site/country, region or at the global level. These issues may involve obligations of a Party, performance, commercial issues, personnel.

(b)
It is the intent of Gap and Supplier to resolve issues in an expeditious and constructive way that reflects the concerns and commercial interests of each Party. Both Parties’ primary objective and intent is to have issues resolved by the appropriate levels of authority without the need for escalation. With this in mind, the following steps are to be followed:

4.2	Notification.
Either Party may decide that escalation is desirable when resolution of an issue appears unachievable at the current management level. At either Party’s request, the Parties currently engaged in attempting to resolve the issue shall meet again to attempt resolution of the issue prior to escalation to the next level. In such case as the matter is unable to be resolved at this level, the Party desiring escalation provides written notice of its intention to the member(s) of the other Party currently involved in the dispute.

4.3	Documentation.
Both Parties will jointly develop a short briefing document that describes the issue, relevant impact and positions of both Parties (“Statement of Issue for Escalation”). In cases where the escalation reaches the senior corporate executives identified in Section 5 (Top to Top Reviews) below, the documentation, at a minimum, shall summarize the non-privileged relevant information and background of the dispute, along with any appropriate non-privileged supporting documentation, for their review.

4.4	Request for Assistance.
A meeting will be scheduled with appropriate individuals as described below (phone or videoconference in most cases). The Statement of Issue for Escalation will be sent in advance to the participants. This meeting shall be scheduled when the Parties involved at the current level conclude in good faith that amicable resolution through continued negotiation of the matter does not appear likely or thirty (30) days after the notification, per Section 4.2 (notification) above, is provided.

4.5	Escalation Order.
It is the intention of Gap and Supplier that issues are escalated for review and resolution to the next level of management as follows:

(a)	Supplier Service Delivery Manager(s) with the appropriate Gap governance team member(s).

(b)	The Gap Customer Service Delivery and Liaison Leader and Supplier Delivery Partnership Executive.

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(c)	The Gap Infrastructure Partnership Executive and Supplier Outsourcing Relationship Executive.

4.6	Issue Review.
Following review and resolution the decision shall be documented and returned to both Parties. Formal proceedings for the resolution of a dispute which is unable to be resolved by the Parties as set forth in this Exhibit D.2 will be addressed as set forth in Section 31 (Internal Dispute Resolution) of the Agreement.

5.	Multi-vendor Governance Structure

•
To ensure that all vendors in the environment work together to support the overall business objective of this outsourcing initiative, Gap will lead the development of a multi-vendor governance structure

•	Supplier has responsibility to

◦	Participate in establishing the multi-vendor governance structure

◦	Jointly (Gap, IBM and other vendors) develop a set of operating level agreements that establish rules of engagement and performance expectations between the parties

◦	Collaborate with Gap and other vendors to address issues that impact multiple parties

◦	Participate in governance meetings that Gap will setup

6.	Documentation and Reporting

•	IBM will provide reports in accordance with Exhibit D.13 – Management Reports.

•
Gap may request custom reports for which there will be no charge unless both of the following applies; i) the report cannot be generated by the tools available from either IBM or Gap, and, ii) the report takes more than 4 hours to generate. If a one-time report is needed to as part of the management of an Incident or Problem, including preventing the occurrence or reoccurrence of an Incident of Problem in the future, then such a report will be provided to Gap at no charge. Should a custom report meet the requirements of (i) and (ii) of this paragraph, then IBM will work with Gap in good faith to (a) evaluate the effort on IBM”s part to produce the requested custom report(s) (b) discuss the additional cost to IBM to produce the requested custom report(s), if any, and (c) automate the requested custom report(s) to meet Gap’s on-going needs.

•

7.	Top to Top Reviews
In addition to any other meetings associated with the Gap/Supplier relationship, the Parties shall facilitate several senior executive meetings annually. There are two categories of meetings, overall relationship, and technology.

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

(a)
At least quarterly, the Gap CIO and appropriate senior technical business executives will meet to discuss trends and opportunities in technology. The technology reviews shall be conducted in person, however, due to the nature of the briefing, the location of the briefings will be coordinated and agreed upon at the time that the agenda for the specific meeting is established.

(b)
Twice in every calendar year (or more frequently, as may be agreed by the Parties), the relevant senior executive (i.e, CxOs) of the Parties and subject matter experts, as agreed by the Parties, will meet at a time and place designated by the Parties

(c)	The Gap Infrastructure Partnership Executive and Supplier Outsourcing Relationship Executive shall facilitate the logistics and scheduling of these meetings.

Exhibit D.2    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit D.3 – Projects
to
Second Amended and Restated Master Services Agreement

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit D.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

I.	BUSINESS-AS-USUAL (“BAU”)

(a)
Together with the definition of Services, the Functional Service Area Statements of Work, identify activities that (1) are an inherent, necessary, or a customary part of the day-to-day Services (“Business as Usual” or “BAU”); (2) are included in the Annual Services Charge and related applicable adjustments and (3) are included in Exhibit C per event pricing tables.

(b)
However, the Parties anticipate that from time to time there will be work efforts that will arise for which additional guidance may be needed to differentiate between the status of such work as either BAU, or a Non-Service Catalog Item.

(c)	Typically, BAU has some or all of the following characteristics:

(1)	*;

(2)	*;

(3)	*;

(4)	*;

(5)	*; and/or

(6)	*.

(d)	Some examples of activities that are BAU and those that are not:

BAU	Not BAU
*	*
*	*
*	*
*	*
*	*
*	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D.3    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit D.5 – Gap Record Retention Policy

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and Supplier. Except with the express prior written permission of The Gap, Inc. and Supplier, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit D.5    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

1.	GENERAL

1.1
Record Retention. This Exhibit D.5 (Gap Record Retention Policy) of the Second Amended and Restated Master Services Agreement dated as of March X, 2013 between Gap and Supplier (the “Agreement”) sets forth the record retention policies and procedures that Supplier shall comply with during the Term with respect to the Services, unless expressly provided otherwise in the Agreement or the Statements of Work.

1.2    Section References. Unless otherwise specified, Section references in this Exhibit D.5 refer to the Sections of this Exhibit D.5.
1.3    Definitions. Capitalized terms used and not otherwise defined in this Exhibit have the meanings given them in the Agreement.

2.	RECORD RETENTION POLICY

Gap’s business records are Gap’s assets and must be retained or destroyed in compliance with the applicable records retention schedules in Gap’s Records Management Policy. In accordance with this policy, in the event of litigation or a government investigation, relevant records must be retained and preserved.

Gap's Records Management Program is the policy and procedure for managing all domestic Gap’s records, inactive and active, regardless of media or format. This includes electronic and audio files, hard copy documents, photographs, microfilm and records in other formats. All such records are the property of Gap, and Gap retains the right to review and establish disposition of all records.

Supplier will maintain, review and update a records management program to comply with Gap’s requirements regularly and in the ordinary course of business. Supplier will ensure that its policy also remains in compliance with all applicable regulations and statutes and to exercise reasonable judgment and prudence in determining the disposition of such records.

The following are the Gap’s policies on key retention issues:

Email
Email is maintained for * months.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D.5    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Employee Transfer or Termination
Upon termination, Supplier employees must return all Gap’s records to Gap. This includes both paper and electronic records.

Records Stored On-Site
All records maintained on-site at Gap facilities should adhere to the retention periods set forth in the retention schedule.

Types of Retention Hold Orders: *
When the retention period has expired, the record will be destroyed, subject to approval by the Gap records retention advisory committee and records coordinator.

*
Records with a * comment in the schedule may be relevant to assessment of *. All such records should be retained until the completion of the * for the * year to which the document pertains, even if longer than the retention period in the schedule. If you are uncertain about the appropriate retention period of a record you maintain with an * comment, contact Gap’s Records Management.

*
Records with an * comment in the schedule may be relevant to assessment of * and should be retained until the completion of *, even if longer than the retention period in the schedule. If you are uncertain about the appropriate retention period of a record you maintain with an * comment, contact Gap’s Records Management.

*
Records with a * comment in the schedule may be relevant to * and should be retained until the completion of any *, even if longer than the retention period in the schedule. If you are uncertain about the appropriate retention period of a record you maintain with a * comment, contact Gap’s Records Management.

*
Records with a * comment in the schedule may be further evaluated for permanent retention in the * before destruction at the discretion of the *. If you are uncertain about the appropriate retention period of a record you maintain with an * comment, contact Gap’s Records Management.
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D.5    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

3.	IT RECORD RETENTION

Supplier will comply with the record retention guidelines outlined in the attached file (CCG-IT.pdf) provided that the Supplier shall return all retained records in accordance with Section 36.6 (Return of Proprietary or Confidential Information) of the Agreement, at the expiration or termination of the Agreement in order to permit Gap to maintain compliance to the attached file.
*

*

*
__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D.5    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit D.13 – Management Reports

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit D.13    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

1.	GENERAL
1.1    Management Reports. This Exhibit D.13 (Management Reports) of the Second Revised and Amended Master Services Agreement dated as of March X, 2013 between Gap and Supplier (the “Agreement”) sets forth the standard management reports that Supplier will provide with respect to the Services during the Term, unless expressly provided otherwise in the Agreement or the Statements of Work. This Exhibit D.13 may be updated during the Term with the approval of Gap and Supplier.
1.2     Section References. Unless otherwise specified, Section references in this Exhibit D.13 refer to the Sections of this Exhibit D.13.
1.3    Definitions. Capitalized terms used and not otherwise defined in this Exhibit D.13 have the meanings given them in the Agreement.

2.	TABLE OF STANDARD HARD COPY IT MANAGEMENT REPORTS
The Table below is the list of reports to be provided to Gap.

Category	Report Name
-
Risk Matrix	Enumeration of Key Risks Associated with Service Delivery - Risk, Mitigation Strategy, Action Plan, Owner
RU Consumption Monthly Report	Cumulative statistics from contract start through reporting month. - Actual consumption compared to baselines for each RU broken out by US and Canada
SLA/SLO Monthly Report	Cumulative statistics from current contract year through reporting month. Actual performance compared to Service Level’s
Aged Invoice Report	Monthly Invoice Amounts (Fixed / Variable) - Aged Invoices - Log of Open Billing Disputes, Status and Age of Disputes

Variable Resource Utilization Report	Monthly Summary of Additional Authorized Hours/FTEs (NSCI in addition to Section 26.2 (Non-Service Catalog Item Pricing) of the Agreement) - by Request Number, Project Name, Skill and Hours Utilized

Sales Tax Inquiries	IBM will respond to a sales tax inquiry upon request by Gap.

Customer Satisfaction-	Monthly Performance Against Ongoing Customer Satisfaction Measurements (“Set-Mets” in annual customer survey)
Contract Changes	Monthly Summary of Contract Amendment - Requested, Approved, Denied, Total Closed

Open Proposal Report	- NSCI and New Service weekly proposal activity report including: •- Proposals submitted, status, Gap and IBM owners

Exhibit D.13    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

3.	TABLE OF STANDARD MANAGEMENT REPORTS PROVIDED ONLINE
Report names and samples are illustrative of current reports and report packages. The standard reports as presented in the Service Connect portal will be available to end users. All reports are monthly (except as noted) using a 13-month rolling view.

Category	Report Name
IBM Help Desk ACD Measurements (Hourly, Daily, Weekly, Monthly)
1. Abandoned Call Rate Daily
2. Abandoned Rate Hourly
3. Average Call Duration
4. Average Call Out Duration
5. Average Call Service Time Daily
6. Average Call Wait Time Daily
7. Average Hold Time Hourly
8. Average Time to Abandon Daily
9. Average Wait Time Hourly
10. Percent of Calls Answered in Acceptable Range Daily
11. Status Calls Avoided
12. Total Calls Abandoned Hourly
13. Total Calls Abandoned Daily
14. Total Calls Answered Daily
15. Total Calls Answered Hourly
16. Total Calls Received Daily
17. Total Calls Received Hourly
18. Total Calls Service Time Daily
19. Total Incoming Talk Time Daily
20. Total Outgoing Calls Daily
21. Total Outgoing Calls Hourly
22. Total Outgoing Talk Time Daily

Mainframe Performance & Capacity Reports (Applicable until Mainframe Termination Date)	1. MVS CPU Box Utilization 2. MVS CPU LPAR Usage by Service Class 3. MVS CPU LPAR Usage by Workload 4. MVS DASD Capacity Monthly 5. MVS Tape Capacity Monthly 6. VM CPU Box Utilization 7. VM CPU LPAR Usage
End User IMAC Reports
1. IMAC Records Approaching SLAs
2. IMAC Records Exceeding SLAs
3. IMAC Records Approaching Threshold for Held Status
4. IMAC Records Exceeding Threshold for Held Status
5. IMAC Coordinator Not Assigned
6. Task Resource Not Assigned
7. Perform Task Complete and Tracking Task Incomplete
8. IMAC Group Performance Summary from MM/DD/YYYY to MM/DD/YYYY
9. IMAC Assignee Performance Summary from MM/DD/YYYY to MM/DD/YYYY
10. Active IMAC Records as of MM/DD/YYYY to MM/DD/YYYY
11. Aged IMAC Record Report -Greater Than 10 Days
12.All Tasks Complete Record Not Closed

Exhibit D.13    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Category	Report Name

Service Level Reports	Contractual Service Levels
Telecommunication and Voice Services Provider Reports	1. IBM will continue to provide these in the same format they are provided as of the Reference Date.
Network Threshold & Exception Reports (over & under-utilized resources)	1. WAN Interface Utilization Average 2. WAN Circuit - Discards 3. WAN Circuit - Errors

4.    Gap may request custom reports for which there will be no charge unless both of the following applies; i) the report cannot be generated by the tools available from either IBM or Gap, and, ii) the report takes more than 4 hours to generate. If a one-time report is needed to as part of the management of an Incident or Problem, including preventing the occurrence or reoccurrence of an Incident of Problem in the future, then such a report will be provided to Gap at no charge. Should a custom report meet the requirements of (i) and (ii) of this paragraph, then IBM will work with Gap in good faith to (a) evaluate the effort on IBM”s part to produce the requested custom report(s) (b) discuss the additional cost to IBM to produce the requested custom report(s), if any, and (c) automate the requested custom report(s) to meet Gap’s on-going needs.

Exhibit D.13    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit D.16 - Gap Equipment

to

Second Amended and Restated Master Services Agreement

Dated: March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit D.16    Gap, Inc. / IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

Exhibit D.16
Gap Equipment
This Exhibit D.16 (Gap Equipment) is an exhibit to the Second Revised and Amended Master Services Agreement dated as of March X, 2013 between Gap and Supplier (the “Agreement”), shall supersede all previous versions of Exhibit D.16 and shall be effective as of March X, 2013.

Table D-16.a: On-Warranty Corporate Workstations

Type	Make	Model	Current Qty	Warranty Service End Date
*	Laptop	*	*	*
*	Laptop	*	*	*
*	Laptop	*	*	*
*	Laptop	*	*	*
*	Laptop	*	*	*
*	Laptop	*	*	*
*	Laptop	*	*	*
*	Laptop	*	*	*
*	Desktop	*	*	*
*	Desktop	*	*	*
*	Desktop	*	*	*
*	Desktop	*	*	*
*	Laptop	*	*	*
*	Desktop	*	*	*
*	Desktop	*	*	*
*	Laptop	*	*	*
*	Desktop	*	*	*
*	Desktop	*	*	*
*	Desktop	*	*	*
*	Desktop	*	*	*
*	Laptop	*	*	*
*	Laptop	*	*	*
*	Laptop	*	*	*
*	Laptop	*	*	*
*	Laptop	*	*	*
*	Laptop	*	*	*

Table D16.b: Off-Warranty Workstations as of Reference Date

Workstation	Make	Model
Desktop	*	*
Desktop	*	*
Desktop	*	*
Desktop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Exhibit D.16    Gap, Inc. / IBM Confidential and Proprietary Information    Page 2
Second Amended and Restated Master Services Agreement

Desktop		*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Laptop	*	*
Desktop	*	*
Desktop	*	*
Desktop	*	*
Desktop	*	*
Desktop	*	*
Desktop	*	*
Desktop	*	*
*
*
*
*
*
	*	*
	*	*
	*	*
	*	*
*
*
Desktop	*	*
Desktop	*	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Exhibit D.16    Gap, Inc. / IBM Confidential and Proprietary Information    Page 3
Second Amended and Restated Master Services Agreement

Table D.16.c: Distribution Center Devices
Table D.16.c (1): Distribution Center Devices (Computer)

Type	Category	Estimated Count	Support
Laptop/Desktops	PC	*	*
PC	PC	*	*
Monitor	Warehouse Device	*	*
	PC	*	*
Computer Total		*	*

Table D.16.c (2): Distribution Center Devices (Timeclock)

Type	Category	Estimated Count	Support
Timeclock	Warehouse Device	*	*
Timeclock Total		*	*

Table D.16.c (3): Distribution Center Devices (Terminal HW)

Type	Category	Estimated Count	Support
*	Warehouse Device	*	*
*	Warehouse Device	*	*
*	Warehouse Device	*	*
*	Warehouse Device	*	*
Laser Printers	Warehouse Device	*	*
Phones (wired and wireless)	Warehouse Device	*	*
Terminal HW Total		*	*

Table D.16.c (4): Distribution Center Devices (RF/Wireless)

Type	Category	Estimated Count	Support
*	Warehouse Device	*	*
*	Warehouse Device	*	*
*	Warehouse Device	*	*
RF/Wireless Total		*	*
Table D.16.c (5): Distribution Center Devices (Miscellaneous Devices)

Type	Category	Estimated Count	Support
Various Misc. Devices †	Warehouse Device	*	*
Misc. Device Total		*	*
† Shall mean the following devices: *.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Exhibit D.16    Gap, Inc. / IBM Confidential and Proprietary Information    Page 4
Second Amended and Restated Master Services Agreement

Table D.16.d: Covered Machines
(as referenced in Exhibit A.3 (Stores SOW) of the Agreement, Attachment A (POS Services)

Machine Type & Model	Device Type Description
	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
(1) Hardware maintenance is not covered by a Resource Unit and is separately billable.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Exhibit D.16    Gap, Inc. / IBM Confidential and Proprietary Information    Page 5
Second Amended and Restated Master Services Agreement

*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
*	*	*
(1) Hardware maintenance is not covered by a Resource Unit and is separately billable.
Table D.16.e: Gap Equipment – Store Maintenance Services
(as referenced in Exhibit A.3 (Stores SOW) of the Agreement, Attachment A (Maintenance Services)
Table D.16 (e) (1) Symbol MC 9090

Part Number	Description
*	*
*	*
*	*

Table D.16.(f): Gap Equipment – European (UK, France, Ireland) Store Services
(as referenced in Exhibit A.3.a (European Stores Maintenance SOW) of the Agreement
UK Store Equipment

*
*
Type	Part	Description	Qty	Comment
*	*	*	*
*	*	*	*
*		*	*
*		*	*
*		*	*
*		*	*
*	*	*	*
*		*	*
*		*	*
*		*	*
*		*	*
*	*	*	*
	*	*	*	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Exhibit D.16    Gap, Inc. / IBM Confidential and Proprietary Information    Page 6
Second Amended and Restated Master Services Agreement

*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*
*	*	*	*
*		*	*	*
*		*	*	*
*		*	*	*
*	*	*	*
*	*	*	*
*		*	*
*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*
*
*	*	*	*	*
*	*	*	*
*	*	*	*
*		*	*
*		*	*
*		*	*
*		*	*
*	*	*	*
*		*	*
*		*	*
*		*	*
*		*	*
*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D.16    Gap, Inc. / IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*
*	*	*	*
*		*	*	*
*		*	*	*
*		*	*	*
*	*	*	*
*	*	*	*
*		*	*
*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

France Store Equipment

*
Type	Description	Qty	Comment
*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
	*	*	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D.16    Gap, Inc. / IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D.16    Gap, Inc. / IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

Ireland Store Equipment

Type		Model	Description	QTY
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*		*	*
*	*		*	*
*	*		*	*
*
Type		Model	Description	QTY
*	*		*	*
*	*		*	*
*	*		*	*
*	*		*	*
*	*		*	*
*	*		*	*
*	*	*	*	*
*	*	*	*	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D.16    Gap, Inc. / IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*		*	*
*	*		*	*

Table D.16.g: Gap Equipment –
IBM Branded Machines Covered by Depot Services
Store Time Clocks
(as referenced in Exhibit A.3 (Stores SOW) of the Agreement, Attachment A (Maintenance Services)

Hardware	Product ID	Equipment Type (Stores, DC or Stores/DC)	Warranty Period (Months)	Service Received (Maintenance Services, Depot Services, Both or None)
*	*	*	*	*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D.16    Gap, Inc. / IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

Exhibit D.17 - Gap Sites
to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Note: Due to regular store openings and closings, the Store Site list is a working list and will be updated initially at the Initiation Date, and then monthly during the Term.

Gap/IBM Confidential and Proprietary Information
Second Amended and Restated Master Services Agreement

Exhibit D-17 – Corporate EUS

Type	Type of End User Support Provided	Site Name	Address
*	*	*	*
*	*	*	*

*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

*	*	*	*

*	*	*	*
*	*	*	*

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
1 of 1

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	MDF LAB - Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	MDF LAB-Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	MDF LAB-Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94159
*	*	QA LAB-Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	QA LAB-Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	QA LAB-Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	QA LAB-Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	QA LAB-Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	QA LAB-Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	QA LAB-Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	QA LAB-Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	QA LAB-Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	Eng LAB-Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	QA LAB - Mission Bay	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	QA LAB	USA	550 Terry Francois St.	San Francisco	CA	94158
*	*	Gap	USA	3251 20th Avenue	San Francisco	CA	94132
*	*	Gap	USA	165 Stanford Shopping Center	Palo Alto	CA	94304
*	*	Gap	USA	925 Blossom Hill Road	San Jose	CA	95123
*	*	Gap/Kids/Baby	USA	315B Sun Valley Mall	Concord	CA	94520
*	*	Gap/Kids	USA	2017 Newpark Mall	Newark	CA	94560
*	*	Gap/Kids/Baby	USA	2133 Stoneridge Mall	Pleasanton	CA	94588
*	*	Gap	USA	160 Santa Rosa Plaza	Santa Rosa	CA	95401
*	*	Gap/Body	USA	286 Hillsdale Mall	San Mateo	CA	94403
*	*	Gap/Kids/Baby	USA	1213 Pacific Avenue	Santa Cruz	CA	95060
*	*	Gap/Kids/Baby	USA	2855 Stevens Creek Blvd	Santa Clara	CA	95050
*	*	Gap/Kids/Baby	USA	2159 Chestnut	San Francisco	CA	94123
*	*	Gap	USA	1294-96 Burlingame Avenue	Burlingame	CA	94010
*	*	Gap	USA	3 Embarcadero Center	San Francisco	CA	94111
*	*	Gap/Kids	USA	6000 Northgate Mall	San Rafael	CA	94903
*	*	Gap	USA	3229-33 Lakeshore Avenue	Oakland	CA	94610
*	*	Gap/Body	USA	35 University Ave.	Los Gatos	CA	95030
*	*	Gap/Body	USA	1554 Redwood Hwy	Corte Madera	CA	94925
*	*	Gap/Kids/Baby	USA	890 Market Street	San Francisco	CA	94102
*	*	Gap	USA	615 Del Monte Center	Monterey	CA	93940
*	*	Gap	USA	3401 Dale Road	Modesto	CA	95356
*	*	Gap Full Concept	USA	5690 Bay St., Bldg. #	Emeryville	CA	94608
*	*	Gap/Kids	USA	544 Northridge Mall	Salinas	CA	93906
*	*	Gap/Kids/Baby	USA	1931 Wilshire Blvd	Santa Monica	CA	90403
*	*	Gap/Kids/Baby	USA	3525 Carson St.	Torrance	CA	90503
*	*	Gap/Kids	USA	1025 Westminster Mall sp#1069-1070	Westminster	CA	92683
*	*	Gap	USA	3333 Bristol Street	Costa Mesa	CA	92626
*	*	Gap/Kids	USA	9301 Tampa Avenue	Northridge	CA	91324
*	*	Gap	USA	1158 Glendale Galleria	Glendale	CA	91210
*	*	Gap	USA	1065 Brea Mall Way	Brea	CA	92821

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
2 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap	USA	240 West Hillcrest Drive	Thousand Oaks	CA	91360
*	*	Gap	USA	#40 Lakewood Center Mall	Lakewood	CA	90712
*	*	Gap/Body	USA	27000 Crown Valley Parkway	Mission Viejo	CA	92691
*	*	Gap	USA	6600 Topanga Canyon	Canoga Park	CA	91303
*	*	Gap	USA	400 S. Baldwin Ave	Arcadia	CA	91006
*	*	Gap	USA	1749 Montebello Town Center, D9	Montebello	CA	90640
*	*	Gap	USA	1815 Hawthorne Blvd.	Redondo Beach	CA	90278
*	*	Gap	USA	2800 North Main	Santa Ana	CA	92701
*	*	Gap	USA	10250 Santa Monica Blvd	Los Angeles	CA	90067
*	*	Gap	USA	370 N. Beverly Drive	Beverly Hills	CA	90210
*	*	Gap	USA	14006 Riverside Drive	Sherman Oaks	CA	91428
*	*	Gap	USA	5025 Second Street	Long Beach	CA	90803
*	*	Gap	USA	615 Paseo Nuevo	Santa Barbara	CA	93101
*	*	Gap/Kids	USA	24201 W.Valencia Blvd	Santa Clarita(Valencia)	CA	91355
*	*	Gap/Kids/Baby	USA	61 West Colorado Blvd	Pasadena	CA	91105
*	*	Gap/Kids	USA	18681 Main Street	Huntington Beach	CA	92648
*	*	Gap/Kids	USA	879 Higuera Street	San Luis Obispo	CA	93401
*	*	Gap	USA	12169 Ventura Blvd	Studio City	CA	91604
*	*	Gap/Kids/Baby	USA	220 Los Cerritos Center	Cerritos	CA	90703
*	*	Gap/Kids	USA	3200 Sepulveda Blvd	Manhattan Beach	CA	90266
*	*	Gap	USA	2701 Ming Ave Space #B-1	Bakersfield	CA	93304
*	*	Gap/Kids/Baby	USA	1355 Third Street	Santa Monica	CA	90401
*	*	Gap Full Concept	USA	6301 W. 3rd Street	Los Angeles	CA	90036
*	*	Gap/Kids	USA	550 Deep Valley Dr. # sp# 111	Rolling Hills Estates	CA	90274
*	*	Gap/Kids	USA	3301-1East Main Street Ste 1260	Ventura	CA	93003
*	*	Gap/Kids	USA	6801 Hollywood Blvd.	Hollywood	CA	90028
*	*	Gap/Body/Kids	USA	8011 Pacific Coast Highway	Newport Beach	CA	92660
*	*	Gap	USA	4505 La Jolla Village Drive	San Diego	CA	92112
*	*	Gap	USA	7007 Friars Rd. - Suite 234	San Diego	CA	92108
*	*	Gap/Kids	USA	2525 El Camino Ral, Sp. 271	Carlsbad	CA	92008
*	*	Gap Full Concept	USA	302 Horton Plaza	San Diego	CA	92101
*	*	Gap/Body	USA	200 East Via Rancho Pkwy	Escondido	CA	92025
*	*	Gap	USA	7847 Girard Avenue	La Jolla	CA	92037
*	*	Gap	USA	72840 Highway 111 Space #137	Palm Desert	CA	92260
*	*	Gap/Kids/Baby	USA	40820 Winchester Rd Sp# 1330 &1340	Temecula	CA	92591
*	*	Gap/Kids/Baby	USA	5085 Westheimer	Houston	TX	77056
*	*	Gap/Kids	USA	900 Gessner Road, Suite 360	Houston	TX	77024
*	*	Gap Full Concept	USA	1069 Baybrook Mall Drive,	Friendswood	TX	77546
*	*	Gap/Kids/Baby	USA	20131 Hwy 59 #1342	Humble	TX	77338
*	*	Gap/Kids/Baby	USA	6225 Kirby #AOG	Houston	TX	77005
*	*	Gap/Kids/Baby	USA	1201 Lake Woodlands Dr #1042	The Woodlands	TX	77380
*	*	Gap	USA	12850 Memorial, Sp 13A or 1350	Houston	TX	71024
*	*	Gap/Kids	USA	1977 West Gray St.	Houston	TX	77019
*	*	Gap	USA	5462 FM 1960 West	Houston	TX	77069

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
3 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap/Kids/Baby	USA	6155 Eastex Fwy	Beaumont	TX	77706
*	*	Gap/Kids	USA	564 West Prien Lake Rd. Sp#B08A	Lake Charles	LA	70601
*	*	Gap	USA	10287 East Shelby Drive	Collierville	TN	38017
*	*	Gap	USA	3000 East Highland	Jonesboro	AR	72404
*	*	Gap Full Concept	USA	9000 Hudson Road	Woodbury	MN	55125
*	*	Gap Full Concept	USA	17370 Hall Road	Clinton Township	MI	48038
*	*	Gap Full Concept	USA	3216 North Broadway Avenue	Chicago	IL	60657
*	*	Gap/Kids	USA	318 Hawthorne Center	Vernon Hills	IL	60061
*	*	Gap/Body/Kids	USA	1324 Northbrook Court	Northbrook	IL	60062
*	*	Gap Full Concept	USA	436 Orland Square Space #H-6	Orland Park	IL	60462
*	*	Gap	USA	432 Oakbrook Center	Oakbrook	IL	60521
*	*	Gap	USA	244 Yorktown Center	Lombard	IL	60148
*	*	Gap/Body	USA	2288 Fox Valley Center	Aurora	IL	60505
*	*	Gap	USA	Woodfield Mall Space #E123	Schaumburg	IL	60172
*	*	Gap	USA	2150 Southlake Mall AU 528	Merrillville	IN	46410
*	*	Old Navy	USA	4131 Harlem Avenue	Norridge	IL	60634
*	*	Gap/Kids/Baby	USA	3155 N. Lincoln Avenue	Chicago	IL	60657
*	*	Gap/Body	USA	275 Old Orchard Center Suite 5A	Skokie	IL	60077
*	*	Gap	USA	225 Main Street	Naperville	IL	60540
*	*	Gap/Kids/Baby	USA	435 North Harlem Ave.	Chicago	IL	60302
*	*	Gap/Kids	USA	3333 West Touhy Ave	Lincolnwood	IL	60712
*	*	Gap Outlet	USA	2778 North Milwaukee Ave	Chicago	IL	60647
*	*	Gap/Kids/Baby	USA	1706 Sherman Street	Evanston	IL	60201
*	*	Gap Full Concept	USA	555 N.Michigan	Chicago	IL	60611
*	*	Gap/Kids/Baby	USA	301 South Naperville Road	Wheaton	IL	60187
*	*	Gap/Kids/Baby	USA	925 Green Bay Road #137	Hubbard Woods	IL	60093
*	*	Gap	USA	935 W. North Ave.	Chicago	IL	60614
*	*	Gap Full Concept	USA	2000 North Neil Street	Champaign	IL	61820
*	*	Gap	USA	20530 North Rand Rd. Sp.#140	Deer Park	IL	60010
*	*	Gap/Kids	USA	7501 W Cermak Rd	North Riverside	IL	60546
*	*	Gap/Kids	USA	214 Commons Drive	Geneva	IL	60134
*	*	Gap	USA	6801 Northlake Mall Drive	Charlotte	NC	28216
*	*	Gap/Kids/Baby	USA	1139 South Main St	Walnut Creek	CA	94596
*	*	Gap	USA	109 S. Robertson	Los Angeles	CA	90048
*	*	Gap	USA	528 Broadway	New York	NY	10012
*	*	GAP	USA	6842 Main St.	Wilmington	NC	28405
*	*	GAP	USA	15279 N. Scottsdale Rd. Bldg B Suite 110	Scottsdale	AZ	85254
*	*	Gapkids	USA	15279 N. Scottsdale Rd. Bldg B Suite105	Scottsdale	AZ	85254
*	*	Gap/Body	USA	100 Exton Square Space 252	Exton	PA	19341
*	*	Gap	USA	2000 Route 38	Cherry Hill	NJ	8034
*	*	Gap/Kids/Baby	USA	1200 Baltimore Pike	Springfield	PA	19064
*	*	Gap	USA	2300 East Lincoln Hwy	Langhorne	PA	19047
*	*	Gap	USA	1750 Deptford Center Road	Woodbury	NJ	8096
*	*	Gap	USA	707 Neshaminy Mall Sp 619	Bensalem	PA	19020

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
4 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap	USA	711 Park City Center	Lancaster	PA	17604
*	*	Gap/Kids/Baby	USA	140 Leigh Valley Mall	Whitehall	PA	18052
*	*	Gap	USA	400 Route 38	moorestown	NJ	8057
*	*	Gap	USA	226 Montgomery Mall	North Wales	PA	19454
*	*	Gap	USA	3849 South Delsea Dr. SP C4	Vineland	NJ	8360
*	*	Gap	USA	318 Christiana Mall	Newark	DE	19702
*	*	Gap	USA	1665 State Hill Road	Reading	PA	19610
*	*	Gap/Kids/Baby	USA	312 Goddard Blvd	King of Prussia	PA	19406
*	*	Gap/Kids/Baby	USA	126 Palmer Park Mall	Easton	PA	18045
*	*	Gap	USA	100 Coulter Avenue	Ardmore	PA	19003
*	*	Gap/Kids/Baby	USA	(1510 Walnut)	Philadelphia	PA	19102
*	*	Gap	USA	132-134 East Lancaster Avenue	Wayne	PA	19087
*	*	Gap	USA	3535 US Route One #110	Princeton	NJ	8540
*	*	Gap/Kids/Baby	USA	4403 Black Horse Pike, Sp. #260	Mays Landing	NJ	8330
*	*	Gap	USA	3423 Walnut Street	Philadelphia	PA	19104
*	*	Gap	USA	17-25 South Main Street #137	Doysletown	PA	18901
*	*	Gap	USA	549 Wilmington-Westchester Pike	Glen Mills	PA	19342
*	*	Gap/Kids/Baby	USA	100 Viewmont Mall	Scranton	PA	18508
*	*	Gap/Kids/Baby	USA	300 Route 73 Suite # N-326 & O-326	Marlton	NJ	8053
*	*	Gap	USA	8500 Essington Ave., Terminal BC	Philadelphia	PA	19153
*	*	Gap/Kids	USA	2510 Chemical Road	Plymouth Meeting	PA	19462
*	*	Gap	USA	60 West Road	Newtown	PA	18940
*	*	Gap Full Concept	USA	375 Route 202/206	Bridgewater	NJ	8807
*	*	Gap	USA	1976 So. Randall Rd.	Algonquin	IL	60102
*	*	Gap	USA	15900 La Cantera Pkwy	San Antonio	TX	78256
*	*	Gap	USA	260 18th Street	Atlanta	GA	30363
*	*	Gap	USA	4711 River City Dr.	Jacksonville	FL	32246
*	*	Gap	USA	10300 Forest Hill Blvd.	West Palm Beach	FL	33414
*	*	Gap	USA	7455 Corporate Blvd.	Baton Rouge	LA	70809
*	*	Gap	USA	7321 NW 86th Terrace	Kansas City	MO	64153
*	*	Gap	USA	7244 Bonfils Lane	Lakewood	CO	80226
*	*	Gap Full Concept	USA	1350 Scenic Highway 124 North	Snellville	GA	30078
*	*	Gap	USA	300 Route 206 so. Street of Chester	Chester	NJ	7930
*	*	Gap	USA	112 Eisenhower Parkway #1007	Livingston	NJ	7039
*	*	Gap	USA	2655 Richmond Avenue #138	Staten Island	NY	10314
*	*	Gap/Kids/Baby	USA	5265 Kings Plaza	Brooklyn	NY	11234
*	*	Gap	USA	90-15 Queens Blvd #H401	Elmhurst	NY	11373
*	*	Gap/Kids/Baby	USA	405 Paramus Park	Paramus	NJ	7652
*	*	Gap	USA	210 Woodbridge Center	Woodbridge	NJ	7095
*	*	Gap	USA	734 Lexington Ave	New York	NY	10022
*	*	Gap/Kids/Baby	USA	33 Mall Walk	Yonkers	NY	10704
*	*	Gap/Body/Kids	USA	630 Old Country Rd.	Garden City	NY	11530
*	*	Gap	USA	180 STATE ROUTE 35 & 36 S	Eatontown	NJ	7724
*	*	Gap/Body	USA	3555 Long Beach Rd	Oceanside	NY	11572

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
5 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap/Kids	USA	160-5 Route 110	Huntington Station	NY	11746
*	*	Gap/Body	USA	1 Garden State Plaza	Paramus	NJ	7652
*	*	Gap Outlet	USA	2701 Bergen Mall	Paramus	NJ	7652
*	*	Gap/Kids/Baby	USA	491 Menlo Park Mall	Edison	NJ	8837
*	*	Gap	USA	154 Smith Haven Mall	Lake Grove	NY	11755
*	*	Gap Full Concept	USA	69-39 Austin Street	Forest Hills	NY	11375
*	*	Gap/Kids/Baby	USA	2101-2109 86th Street	Brooklyn	NY	11214
*	*	Gap	USA	1200 Morris Turnpike, D129	Short Hills	NJ	7078
*	*	Gap Full Concept	USA	1400 Willowbrook Mall	Wayne	NJ	7470
*	*	Gap/Kids/Baby	USA	501 Route 17 South	Paramus	NJ	7652
*	*	Gap/Kids/Baby	USA	250 West 57th Street	New York	NY	10019
*	*	Gap/Kids	USA	142 Westwood Avenue	Westwood	NJ	7675
*	*	Gap Full Concept	USA	60 West 34th Street	New York	NY	10001
*	*	Gap Full Concept	USA	122 Fifth Ave.	New York	NY	10011
*	*	Gap	USA	750 Broadway	New York	NY	10003
*	*	Old Navy	USA	839-114 New York Avenue	Huntington	NY	11743
*	*	Gap/Body/Kids	USA	403 South Oyster Bay Road	Plainview	NY	11803
*	*	Gap/Body	USA	650 Lee Blvd,	Yorktown Heights	NY	10598
*	*	Gap	USA	11 Fulton Market	New York	NY	10038
*	*	Gap/Kids/Baby	USA	696 White Plains Road	Scarsdale	NY	10583
*	*	Gap	USA	235 East Ridgewood Avenue	Ridgewood	NJ	7450
*	*	Gap/Kids/Baby	USA	2001 South Road #A-113	Poughkeepsie	NY	12601
*	*	Gap/Kids/Baby	USA	380 Riverside Square	Hackensack	NJ	7601
*	*	Gap/Kids/Baby	USA	591 Route 35 North	Shrewsbury	NJ	7701
*	*	Gap	USA	7014 E. Camelback Rd.	Scottsdale	AZ	85028
*	*	Gap/Kids	USA	7131 West Ray Road, Suite 29 & 30	Chandler	AZ	85226
*	*	Gap Full Concept	USA	3667 Las Vegas Blvd. S. Suite 290	Las Vegas	NV	89109
*	*	Gap Full Concept	USA	3111 Chandler Blvd suite 2154	Chandler	AZ	85226
*	*	Gap Full Concept	USA	1055 South Rampart Blvd.	Las Vegas	NV	89145
*	*	Gap/Kids/Baby	USA	650 Legacy Place, bldg b	Dedham	MA	2026
*	*	Old Navy	USA	4246 St. Michaels Dr.	Texarkana	TX	75503
*	*	Old Navy	USA	2130 Hwy 35 S	Holmdel	NJ	7733
*	*	Old Navy	USA	5201 W. War Memorial Dr.	Peoria	IL	61615
*	*	Old Navy	USA	119 Tucker (per landlord)	Lafayette	LA	70503
*	*	Old Navy	Canada	3100 Howard Ave	Windsor	ON	N8B3Y8
*	*	Old Navy	USA	43 Middlesex Turnpike	Burlington	MA	1803
*	*	Old Navy	USA	1055 East Baseline Rd	Gilbert	AZ	85233
*	*	Old Navy	Canada	13150 137th Ave	Edmonton	AB	T5L 2Z6
*	*	Gap	USA	5957 Skypond Drive	Loveland	CO	80538
*	*	Gap Body	USA	5135 W. Alablama	Houston	TX	77056
*	*	Gap Body	USA	1151 Galleria Blvd,m #229	Roseville	CA	95678
*	*	Gap/Kids/Baby	USA	232 Chesterfield Mall	Chesterfield	MO	63017
*	*	Gap	USA	1178 St Louis Galleria	St. Louis	MO	63117
*	*	Gap	USA	2300 Bernadette, Space #330	Columbia	MO	65203

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
6 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap	USA	1961 Chain Bridge Rd	McLean	VA	22101
*	*	Gap/Kids/Baby	USA	5430 Wisconson Ave	Chevy Chase	MD	20815
*	*	Gap/Kids/Baby	USA	7101 Democracy Blvd #2486	Bethesda	MD	20817
*	*	Gap	USA	1120 Conneticut Avenue Northwest	Washington	DC	20036
*	*	Gap	USA	1600 East Rio Road	Charlottesville	VA	22901
*	*	Gap	USA	12558 N Main St	Rancho Cucamonga	CA	91739
*	*	Gap	USA	11750 Fair Oaks Blvd.	Fairfax	VA	22033
*	*	Gap	USA	5080 Riverside Drive	Macon	GA	31210
*	*	Old Navy	USA	7483 Greenbelt Road	Greenbelt	MD	20770
*	*	Gap/Body	USA	1258 Wisconsin Avenue Northwest	Washington	DC	20007
*	*	Gap Outlet	USA	622 King Street	Alexandria	VA	22314
*	*	Gap/Kids/Baby	USA	11924 Market Street	Reston	VA	20190
*	*	Gap/Kids	USA	1100 South Hayes Street #D-5 ground level	Arlington	VA	22202
*	*	Gap/Kids/Baby	USA	21100 Dulles Town Circle	Sterling	VA	20166
*	*	Gap/Kids/Baby Outlet	USA	29300 Hempstead Road	Cypress	TX	77433
*	*	BR Outlet	USA	29300 Hempstead Road	Cypress	TX	77433
*	*	Gap Outlet	USA	941 Factory Stores Drive	Napa	CA	94558
*	*	Kids/Baby Outlet	USA	495 Prime Outlets Blvd.	Hagerstown	MD	21740
*	*	BR Outlet	USA	2200 Petaluma Blvd. North	Petaluma	CA	94952
*	*	Gap Outlet	USA	93 W Campbell Road	Schenectady	NY	12306
*	*	Gap Outlet	USA	1801 SW Wanamaker Road	Topeka	KS	66604
*	*	BR Outlet	USA	2990 Paragon Outlets Drive	Livermore	CA	94551
*	*	Gap Outlet	USA	3002 Paragon Outlets Drive	Livermore	CA	94551
*	*	Gap Outlet	USA	5001 Sargeant Road	Sioux City	IA	51106
*	*	BR Outlet	USA	2200 Tanger Blvd.	Gonzales	LA	70737
*	*	Gap Outlet	USA	1350 Scheels Drive	Sparks	NV	89434
*	*	BR Outlet	USA	1350 Scheels Drive	Sparks	NV	89434
*	*	Gap Kids/Baby	USA	6205 S. Main St.	Aurora	CO	80016
*	*	Gap Outlet	USA	7630 West Reno Ave Suite 200	Oklahoma City	OK	73128
*	*	Gap Outlet	USA	100 Citadel Drive, #591	Commerce	CA	90040
*	*	Gap Outlet	USA	131 Premium Outlet Dr	Monroe	OH	45050
*	*	BR Outlet	USA	131 Premium Outlet Dr	Monroe	OH	45050
*	*	BR Outlet	Canada	8180 11th Street SE	Calgary	AB	T2H 3B5
*	*	BR Outlet	USA	13000 FOLSOM BLVD	Folsom	CA	95630
*	*	BR Outlet	USA	6800 N. 95th Ave	Glendale	AZ	85305
*	*	GAP	Canada	40 Kingston Road East	Ajax	ON	L1z1E9
*	*	BR Outlet	USA	7707 South Plaza Center Dr.	West Jordan	UT	84084
*	*	BR Outlet	USA	70 Worcester Providence TPK Suite 627	MILLBURY	MA	1527
*	*		USA	419 S. Oyster Bay Road	Plainview	NY	Plainview
*	*	BR Outlet	Canada	110 Donna Dr unit D001	Sudbury	ON	P3B 4K6
*	*	Gap Outlet	Canada	28 Pinebush Rd, Sp 102	Cambridge	ON	N1R 8K5
*	*	Gap Outlet	Canada	1900 Eglinton Ave East, Unit B12	Scarborough	ON	M1L 2L9
*	*	BR Outlet	Canada	1718 Preston Ave. N.	Saskatoon	SK	S7N 4Y1
*	*	Gap/Kids/Baby	USA	4802 Valley View Blvd.NW, Sp#LB75, LB80	Roanoke	VA	24012
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
7 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap	USA	2501 West Memorial Road	Oklahoma City	OK	73134
*	*	Gap	USA	1901 Northwest Expressway Sp 1094	Oklahoma City	OK	73118
*	*	Gap/Kids	USA	3301 West Main Street	Norman	OK	73072
*	*	Gap Full Concept	USA	7021 South Memorial	Tulsa	OK	74133
*	*	Gap/Kids	USA	4107 South Yale (relo415,405,403)	Tulsa	OK	74135
*	*	Gap/Kids	USA	1934 Utica Square	Tulsa	OK	74114
*	*	Gap Outlet	USA	1515 Route 22 West	Watchung	NJ	7069
*	*	Gap Full Concept	USA	424 West 47th Street	Kansas City	MO	64112
*	*	Gap/Body	USA	2132 North Rock Road	Wichita	KS	67206
*	*	Gap/Body	USA	4860 West 119th St., Sp. #620	Leawood	KS	66211
*	*	Gap/Kids	USA	643 Massachusetts	Lawrence	KS	66044
*	*	Gap/Kids	USA	100 Manhatten Town Center	Manhatten	KS	66502
*	*	Gap/Kids/Baby	USA	10000 California Street	Omaha	NE	68114
*	*	Gap	USA	11800 W Broad Street, 1600	Richmond	VA	23233
*	*	Gap	USA	1950 Northern Blvd space B	Manhasset	NY	11030
*	*	BR Outlet	Canada	2412 Autoroute Chomedey West	Laval	QC	H7X 4G8
*	*	Gap Outlet	Canada	3120 Boulevard de la Gare	Vaudreuil	QC	J7V 0J5
*	*	BR Outlet	USA	910 Lifestyle Street	Manteca	CA	95337
*	*	BR Outlet	USA	83 Outlet Square	Hershey	PA	17033
*	*	BR Outlet	USA	11910 Carmel Mountain Rd	San Diego	CA	92128
*	*	Gap/Kids/Baby	USA	4400 Ashford/Dunwoody, 2222-2224	Atlanta	GA	30311
*	*	Gap	USA	3393 Peachtree NE Space 3044 & 3045	Atlanta	GA	30326
*	*	Gap	USA	400 Ernest Barrett Pkwy #162	Kennesaw	GA	30144
*	*	Gap Full Concept	USA	1082 North Point Circle	Alpharetta	GA	30202
*	*	Gap Full Concept	USA	4475 Roswell Road	Marietta	GA	30062
*	*	Gap/Kids/Baby	USA	3333 Buford Drive Sp. 1090	Buford	GA	30519
*	*	Gap/Kids/Baby	USA	6588 Douglas Blvd suite 2090	Douglasville	GA	30135
*	*	Gap/Kids/Baby	USA	3700 Atlanta Highway	Athens	GA	30606
*	*	Gap	USA	214 City Circle	Peachtree	GA	30269
*	*	Gap/Kids/Baby	USA	10300 Little Paxtunt #	Columbia	MD	21044
*	*	Gap/Kids/Baby	USA	1408 Annapolis Mall #1408	Annapolis	MD	21401
*	*	Gap/Kids	USA	8200 Perry Hall Blvd #2053	Baltimore	MD	21236
*	*	Gap	USA	200 East Pratt Street (3091)	Baltimore	MD	21202
*	*	Gap	USA	5500 Buckeystown Pike	Frederick	MD	21703
*	*	Gap	USA	2300 North Salisbury Blvd	Salisbury	MD	21801
*	*	Gap/Body/Kids	USA	825 Dulany Valley	Towson	MD	21204
*	*	Gap/Kids/Baby	USA	11301 Rockville Pike	Kensington	MD	20895
*	*	Gap Outlet	USA	1944 N. Dixie Ave.	Elizabethtown	KY	42701
*	*	BR Outlet	USA	438 Arena Hub Plaza	Wilkes Barre	PA	18702
*	*	BR Outlet	USA	4630 Factory Stores Blvd. A160	Myrtle Beach	SC	29579
*	*	BR Outlet	USA	6501 E. Lloyd Expressway	Evansville	IN	47715
*	*	BR Outlet	Canada	1555 Talbot Rd.	LaSalle	ON	N9H 242
*	*	BR Outlet	USA	5885 Gulf Freeway	Texas City	TX
*	*	BR Outlet	USA	20 City Blvd. W St1 601	Orange	CA	92868

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
8 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap	USA	8687 N Cen.Exprwy	Dallas	TX	75225
*	*	Gap Full Concept	USA	4800 Hulen Street	Fort Worth	TX	76132
*	*	Gap/Kids	USA	6001 West Waco Drive Space 19	Waco	TX	76710
*	*	Gap/Kids	USA	13250 Dallas Parkway	Dallas	TX	75240
*	*	Gap	USA	5350 West Lovers Lane	Dallas	TX	75229
*	*	Gap	USA	2401 South Stemmons Freeway Space 2632	Lewisville	TX	75067
*	*	Gap Full Concept	USA	1900 Preston Road	Plano	TX	75093
*	*	Gap/Kids/Baby	USA	3811 South Cooper	Arlington	TX	76015
*	*	Gap/Body	USA	6002 Slide Road	Lubbock	TX	79414
*	*	Gap	USA	10720 Preston Road #100	Dallas	TX	75230
*	*	Gap/Kids/Baby	USA	7701 W. Interstate 40	Amarillo	TX	79121
*	*	Gap/Kids/Baby	USA	167& 177 Grand Avenue	Southlake	TX	76092
*	*	Gap/Kids/Baby	USA	49 Central Mall Space 48 & 49	Texarkana	TX	75503
*	*	Gap	USA	7601 N. Mac Arthur Blvd.	Irving	TX	75063
*	*	Gap/Body	USA	2200 South 10th Street Sp. F6C	McAllen	TX	78503
*	*	Gap Full Concept	USA	8202 Highway 121	Frisco	TX	75034
*	*	Gap/Body	USA	3701 Mckinney Ave	Dallas	TX	75204
*	*	Gap	USA	2370 N.Expressway, Sp# 10,20,30,35,40	Brownsville	TX	78526
*	*	Gap Full Concept	USA	1101 Melboume Road Sp. 3042	Hurst	TX	76053
*	*	Gap/Kids	USA	1500 North Collins Street	Arlington	TX	76011
*	*	Gap/Body	USA	5331 E.Mockingbird Lane	Dallas	TX	75206
*	*	Gap	USA	2009 Burnsville Center	Burnsville	MN	55306
*	*	Gap/Kids	USA	8251 Flying Cloud Dr.	Eden Prairie	MN	55344
*	*	Gap	USA	1016 Rosedale Center,	Roseville	MN	55113
*	*	Gap	USA	12325 Wayzata Blvd space 2365	Minnetonka	MN	55343
*	*	Gap	USA	1114 Southdale Center	Edina	MN	55435
*	*	Gap	USA	110 S. Boulevard	Bloomington	MN	55425
*	*	Gap/Kids/Baby	USA	80 South Eighth Street	Minneapolis	MN	55402
*	*	Gap	USA	3902 13th Avenue South West	Fargo	ND	58103
*	*	Gap/Kids	USA	4201 West Division St space # E-17	St. Cloud	MN	56301
*	*	Gap/Kids	USA	333 Apache Mall #411	Rochester	MN	55902
*	*	Gap/Kids	USA	2800 Columbia Rd	Grand Forks	ND	58201
*	*	Gap	USA	2200 North Maple Ave Space 462	Rapid City	SD	57701
*	*	BR Outlet	USA	601 Wabash Street	Michigan City	IN	46360
*	*	BR Outlet	USA	10949 Parallel Parkway	Kansas City	KS	66111
*	*	Gap Outlet	USA	1769 94th Drive	Vero Beach	FL	32966
*	*	Gap Outlet	USA	10949 Parallel Parkway	Kansas City	KS	66111
*	*	BR Outlet	USA	4401 North Interstate 35	Round Rock	TX	78664
*	*	Gap Outlet	USA	4401 North Interstate 35	Round Rock	TX	78664
*	*	BR Outlet	USA	Traffic Street & I-20	Bossier	LA	71111
*	*	Gap Outlet	USA	3001 S. Washburn	Oshkosh	WI	54904
*	*	Kids/Baby Outlet	Puerto Rico	135 Prime Outlet Blvd.	Barceloneta	PR	617
*	*	BR Outlet	USA	622 West Linmar Lane	Johnson Creek	WI	53038
*	*	Gap Outlet	USA	100 New River Road	Christianburg	VA	24073

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
9 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap Outlet	USA	240 Boardwalk Blvd	Bossier City	LA	71111
*	*	BabyGap Outlet	USA	One Premium Outlet Blvd.	Wrenthan	MA	2093
*	*	BabyGap Outlet	USA	5620 Paseo Del Norte	Carlsbad	CA	92008
*	*	Gap Outlet	USA	14500 W Colfax Aveue	Lakewood	CO	80401-3228
*	*	Gap Outlet	USA	5715 Richmond Road	Williamsburg	VA	23188
*	*	Gap/Kids/Baby	USA	4502 S. Steele Ste. 909&415	Tacoma	WA	98409
*	*	Gap/Kids	USA	546 Northgate Mall	Seattle	WA	98125
*	*	Gap/Kids/Baby	USA	1048 Southcenter Mall	Tukwila	WA	98188
*	*	Gap	USA	625 Black Lake Blvd SW	Olympia	WA	98502
*	*	Gap Full Concept	USA	1530 Fifth Ave.	Seattle	WA	98101
*	*	Gap	USA	3000 184th Street Southwest Room 546	Lynnwood	WA	98037
*	*	Gap	USA	183 Bellevue Square	Bellevue	WA	98004
*	*	Gap/Kids	USA	10315 S.Silverdale NW Sp.E-8	Silverdale	WA	98383
*	*	Gap/Kids	USA	One Bellis Fair Parkway #354	Bellingham	WA	98226
*	*	Gap/Kids/Baby	USA	4625 27th Ave N.E.	Seattle	WA	98105
*	*	Gap	USA	16428 North East 74th Street	Redmond	WA	98052
*	*	Gap/Kids	USA	320 W. 25th Avenue, Sp. E26A	Anchorage	AK	99508
*	*	Gap	USA	800 East Dimond Blvd., Suite 184	Anchorage	AK	99507
*	*	BR Outlet	USA	131- E Nut Tree Road	Vacaville	CA	95687
*	*	BR Outlet	USA	681 Leavesley	Gilroy	CA	95020
*	*	Kids/Baby Outlet	USA	1911 Leesburg Grove City Road	Grove City	PA	16127
*	*	BR Outlet	USA	11800 Factory Shops Blvd.	Huntley	IL	60142
*	*	Gap Outlet	USA	8228 Vineland Avenue	Orlando	FL	32821
*	*	BR Outlet	USA	227 Blue River Parkway	Silverthorne	CO	80498
*	*	Gap Outlet	USA	4742 Baldwin Road	Auburn Hills	MI	48326
*	*	Gap Outlet	USA	5555 St. Louis Blvd	Hazelwood	MO	63042
*	*	Gap Outlet	USA	403-405 Outlet Center Dr.	Queenstown	MD	21658
*	*	BR Outlet	USA	403-405 Outlet Center Dr.	Queenstown	MD	21658
*	*	BR Outlet	USA	14500 W. Colfax Avenue	Lakewood	CO	80401
*	*	BR Outlet	USA	20A Killingsworth Turnpike	Clinton	CT	6413
*	*	Kids/Baby Outlet	USA	6415 Labeaux Ave, NE	Albertville	MN	55301
*	*	Old Navy	USA	2990 Cook Rd	West Branch	MI	48661
*	*	BR Outlet	USA	48650 Seminole Drive	Cabazon	CA	92230
*	*	BR Outlet	USA	1 Premium Outlet Blvd	Tinton Falls	NJ	7753
*	*	Gap Outlet	USA	1 Premium Outlet Blvd.	Tinton Falls	NJ	7753
*	*	BR Outlet	USA	1000 Stanley K. Tanger Drive	Locust Grove	GA	30248
*	*	BR Outlet	USA	7630 West Reno Ave Suite 260	Oklahoma City	OK	73128
*	*	Gap Outlet	USA	6200 Grand River Blvd East, Sp 402	Leeds	AL	35094
*	*	BR Outlet	USA	6200 Grand River Blvd East, Sp 238	Leeds	AL	35094
*	*	BR Outlet	USA	Paragon Outlets @ Grand Prarie	Grand Prarie	TX	75052
*	*	BR Outlet	Canada	5950 Rodeo Drive, Sp 2B	Mississauga	ON	L5R 3V6
*	*	BR Outlet	USA	7400 Las Vegas Blvd. So space 411.	Las Vegas	NV	89123
*	*	BR Outlet	USA	421 S. Fork Ave. SW Suite C&D	NorthBend	WA	98045
*	*	Gap Outlet	USA	6800 North 95 Ave	Glendale	AZ	85305

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
10 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap Outlet	USA	4635 Factory Stores Blvd. A105	Myrtle Beach	SC	29579
*	*	Gap Outlet	Canada	900 Dufferin St.	Toronto	ON	M6H 4A9
*	*	Gap	USA	27482 Novi Road C-243	Novi	MI	48377
*	*	Gap/Kids	USA	280 Briarwood Circle	Ann Arbor	MI	48108
*	*	Gap	USA	2203 S. Promenade Blvd.	Rogers	AR	72758
*	*	Gap/Kids	USA	30825 Orchard Lake Rd	Farmington Hills	MI	48018
*	*	Gap	USA	37604 6 Mile Road	Livonia	MI	48152
*	*	Gap	USA	2800 W. Big Beaver Rd space U203 temp	Troy	MI	48084
*	*	Gap/Kids/Baby	USA	232 North Adams	Rochester	MI	48309
*	*	BR Outlet	USA	1407 Retherford Street	Tulare	CA	93274
*	*	Gap Outlet	USA	210 Gasser Road	Baraboo	WI	53913
*	*	BR Outlet	USA	210 Gasser Road	Baraboo	WI	53913
*	*	BR Outlet	USA	4840 Tanger Outlet Blvd.	Charleston	SC	29401
*	*	Gap Outlet	USA	4840 Tanger Outlet Blvd.	Charleston	SC	29401
*	*	Old Navy	USA	4840 Tanger Outlet Blvd	North Charleston	SC	29418
*	*	BabyGap Outlet	USA	1650 Premium Outlet Blvd	Aurora	IL	60504
*	*	BR Outlet	USA	549 S. Chillicothe Rd	Aurora	OH	44202
*	*	Gap Outlet	USA	39 Outlet Square	Hershey	PA	17033
*	*	Gap	USA	5001 Monroe st. #1750	Toledo	OH	43623
*	*	Gap	USA	2400 Elida Rd. Sp.#420-A	Lima	OH	45805
*	*	BR Outlet	USA	1 Bergen Town Center space 33	Paramus	NJ	7652
*	*	BR Outlet	Canada	15735 Croydon Drive, C108	Surrey	BC	V3S 2L5
*	*	BR Outlet	USA	300 Tanger	Branson	MO	65616
*	*	BR Outlet	USA	11401 NW 12th Street	Miami	FL	33172
*	*	BR Outlet	USA	3700 N. Cabela Blvd	Lehi	UT	84043
*	*	BR Outlet	USA	4000 Arrowhead Rd, Suite 600	Mebane	NC	27302
*	*	BR Outlet	USA	80 Premium Outlet Blvd.	Merrimack	NH	3054
*	*	Gap Outlet	USA	1000 Stanley K Tanger Blvd.	Locust Grove	GA	30248
*	*	Gap Outlet	USA	17600 Collier Road	Lake Elsinore	CA	92530
*	*	Gap Outlet	USA	12741 Ocean Gateway	Ocean City	MD	21842
*	*	Gap Outlet	USA	102 N. Michigan Ave,	Atlantic City	NJ	8401
*	*	BR Outlet	USA	1000 Route 611	Tannersville	PA	18372
*	*	BR Outlet	USA	655 Route 318	Waterloo	NY	13165
*	*	BR Outlet	USA	11721 N. E. Execuitive Drive	Edinburgh	IN	46124
*	*	BR Outlet	USA	310 Shoppes on the Parkway Rd.	Blowing Rock	NC	28605
*	*	BR Outlet	USA	1025 Industrial Park Drive	Smithfield	NC	27577-6041
*	*	BR Outlet	USA	1911 Leesburg Grove City Road	Grove City	PA	16127
*	*	BR Outlet	USA	1475 N. Burkhart Rd.	Howell	MI	48843
*	*	Gap Outlet	USA	1650 Premium Outlet Blvd.	Aurora	IL	60504
*	*	BR Outlet	USA	1650 Premium Outlet Blvd.	Aurora	IL	60504
*	*	BR Outlet	USA	1 Factory Shops Blvd.	Gaffney	SC	29341
*	*	BR Outlet	USA	605 S. Grand Central Parkway	Las Vegas	NV	89106
*	*	BR Outlet	USA	10600 Quil Ceda Blvd.	Tulalip	WA	98271
*	*	Gap Outlet	USA	10600 Quil Ceda Blvd.	Tulalip	WA	98271

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
11 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	BR Outlet	USA	10801 Corkscrew Rd.	Estero	FL	33928-9430
*	*	Gap Outlet	USA	10801 Corkscrew Rd.	Estero	FL	33928-9430
*	*	Gap Outlet	USA	2796 Tanger Way	Barstow	CA	92311
*	*	BR Outlet	USA	10835 Kings Road	Myrtle Beach	SC	29572
*	*	Gap Outlet	USA	10835 Kings Road	Myrtle Beach	SC	29572
*	*	BR Outlet	USA	2700 State Rd. 16	St. Augustine	FL	32092
*	*	BR Outlet	Puerto Rico	165 Prime Outlets Blvd.	Barceloneta	PR	00617-4475
*	*	BR Outlet	USA	1748 - 94th Drive	Vero Beach	FL	32966
*	*	BR Outlet	USA	8000 Factory Shops Blvd.	Jeffersonville	OH	43128
*	*	BR Outlet	USA	120 Laconia Rd	Tilton	NH	3276
*	*	BR Outlet	USA	629 Premium Outlets	Napa	CA	94558
*	*	Gap Outlet	USA	2350 SE Washington Blvd	Bartlesville	OK	74006
*	*	Old Navy	USA	2000 E. Salado Pkwy	Tempe	AZ	85251
*	*	Gap/Kids/Baby	USA	6020 East 82nd St #142	Indianapolis	IN	46250
*	*	Gap/Body	USA	8701 Keystone Crossing	Indianapolis	IN	46240
*	*	Gap/Kids/Baby	USA	800 North Greenriver Road	Evansville	IN	47715
*	*	Gap	USA	3401 South Highway 41 (relo E-9)	Terre Haute	IN	47802
*	*	Gap/Kids	USA	49 West Maryland St.	Indianapolis	IN	46204
*	*	BR Outlet	USA	12156 S. Beyer Road	Birch Run	MI	48415
*	*	Gap Outlet	USA	4733- Main Street	Manchester	VT	5255
*	*	BR Outlet	USA	100 Citadel Drive	Commerce	CA	90040
*	*	BR Outlet	USA	215 Outlet Village Blvd	Lebanon	TN	37090
*	*	Gap Outlet	USA	2424 Broadway	Grand Junction	CO	81505
*	*	BR Outlet	USA	5001E. Expressway 83	Mercedes	TX	78570
*	*	Gap Outlet	USA	5001 E. Expressway 83	Mercedes	TX	78570
*	*	Gap Outlet	USA	1912 Chestnut Street	Philadelphia	PA	19102-2701
*	*	Gap	USA	424 S Hills Village	Pittsburgh	PA	15241
*	*	Gap	USA	237 Monroeville Mall	Monroeville	PA	15146
*	*	Gap/Kids/Baby	USA	5434-5436 Walnut Street	Pittsburgh	PA	15232
*	*	Gap/Kids	USA	1000 Ross Park Mall Drive #E9 (K-11 temp)	Pittsburgh	PA	15237
*	*	Gap/Body	USA	137 West Bridge St.	Homestead	PA	15120
*	*	Gap Full Concept	USA	100 Robinson Center Dr.	Robinson	PA	15205
*	*	Gap Full Concept	USA	3625 Dallas Hwy	Marietta	GA	30064
*	*	Gap/Kids/Baby	USA	607 Maine Mall	South Portland	ME	4106
*	*	Gap/Kids/Baby	USA	1 Burlington Mall Road	Burlington	MA	1803
*	*	Gap/Body	USA	210 ANDOVER ST	Peabody	MA	1923
*	*	Gap/Kids	USA	663 Stillwater Ave #F-4	Bangor	ME	4401
*	*	Gap/Body	USA	15 Brattle Street	Cambridge	MA	2138
*	*	Gap/Kids/Baby	USA	1245 Worcester St. #1174	Natick	MA	1701
*	*	Gap	USA	769 Iyannough Rd.	Hyannis	MA	2601
*	*	Gap	USA	100 Huntington Avenue #68	Boston	MA	2116
*	*	Gap/Body	USA	100 Midway Road	Cranston	RI	2920
*	*	Gap	USA	7 Market Street	Mashpee	MA	2649
*	*	Gap Full Concept	USA	200 State Street	Boston	MA	2109

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
12 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap	USA	300 Harvard Street	Brookline	MA	2446
*	*	Gap/Kids/Baby	USA	1500 South Willow St	Manchester	NH	3103
*	*	Gap	USA	101 Indepence Mall Way	Kingston	MA	2364
*	*	Gap/Kids/Baby	USA	50 Fox Run Road	Newington	NH	3801
*	*	Gap/Kids/Baby	USA	74 Central Street	Wellesley	MA	2181
*	*	Gap Full Concept	USA	100 Cambridge Place Ste 312	Cambridge	MA	2141
*	*	Gap Full Concept	USA	99 Rockingham Park Bvld	Salem	NH	3079
*	*	Gap/Kids/Baby	USA	1201 Broadway	Saugus	MA	1906
*	*	Gap/Kids/Baby	USA	601 Donald Lynch Blvd., Suite 2122	Marlborough	MA	1752
*	*	Gap Full Concept	USA	52 Providence Place	Providence	RI	2903
*	*	Gap/Kids	USA	200 N. Dartmouth mall Sp. 1368	North Dartmouth	MA	2747
*	*	Gap Full Concept	USA	4 Steven King Drive Sp. B-210	Augusta	ME	4330
*	*	Gap Full Concept	USA	371 Putnam Pike	Smithfield	RI	2917
*	*	Gap/Kids	USA	249 Hartford Avenue	Bellingham	MA	2019
*	*	Gap/Kids	USA	95 Washington st	Canton	MA	2021
*	*	Gap/Kids	USA	90 Pleasant Valley St	Metheun	MA	1844
*	*	Gap/Kids	USA	450 Paradise Rd.	Swampscott	MA	1907
*	*	Gap/Kids	USA	1500 Britain Ave.	West Hartford	CT	6032
*	*	Gap Full Concept	USA	50 HolyOke Rd	Holyoke	MA	1040
*	*	Gap	USA	1201 Boston Post Road	Milford	CT	6460
*	*	Gap	USA	5065 Main Street	Trumbull	CT	6611
*	*	Gap/Body	USA	100 Grey Rock Place	Stamford	CT	6901
*	*	Gap/Kids/Baby	USA	2165 Dixwell Avenue	Hamden	CT	6514
*	*	Gap/Kids	USA	850 Hartford Turnpike	Waterford	CT	6385
*	*	GAP	USA	4403 Juniper Way	Beavercreek	OH	45440
*	*	Gap/Kids	USA	467 West Avenue	Norwalk	CT	6850
*	*	Gap/Body	USA	380 West Main Street	Avon	CT	6001
*	*	Gap/Kids	USA	440 Main Street	Ridgefield	CT	6877
*	*	Gap/Kids	USA	775 Main Street	Southbury	CT	6488
*	*	Gap/Kids	USA	2215 Black Rock Turnpike	Fairfield	CT	6432
*	*	Gap/Kids	USA	21 River Rd.	Wilton	CT	6897
*	*	Gap/Kids	USA	690 Bliss Rd.	Longmeadow	MA	1106
*	*	Gap/Kids/Baby	USA	4545 Transit Road	Williamsville	NY	14221
*	*	Gap/Kids/Baby	USA	1233 Niagara Blvd	Amherst	NY	14226
*	*	Gap/Kids	USA	728 McKinley Mall	Blasdell	NY	14219
*	*	Gap	USA	1 Walden Galleria Drive	Cheektowaga	NY	14225
*	*	Gap Outlet	USA	845 White Plains Rd.	Bronx	NY	10473
*	*	Gap Outlet	USA	250 Plainfield Rd sp A220	West Lebanon	NH	3784
*	*	Gap Outlet	USA	301 N. San Fernando Blvd	BURBANK	CA	91502
*	*	Gap Outlet	USA	2130 N. Eagle Rd	Meriden	ID	83646
*	*	Gap Outlet	USA	15 S. River Rd	St. George	UT	84790
*	*	Gap Outlet	USA	4071 S. Riverdale Rd	Ogden	UT	84405
*	*	Gap Outlet	Canada	11 Trinity Ave	Fredericton	NB	E3C 0B7
*	*	Gap Outlet	Canada	135 Sandstone Rd.	Charlottetown	PEI	C1E 1E5

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
13 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap Outlet	USA	3160 Fairlane Dr.	Allen Park	MI	48101
*	*	Gap Outlet	USA	537 Lincoln St. Unit 5	Worcester	MA	1605
*	*	Gap Outlet	USA	94-821 LUMIAINA ST.	WAIPAHU	HI	96797
*	*	Gap Outlet	USA	95 Goodman Road West	Southhaven	MS	38671
*	*	Gap Outlet	Canada	390 North Front St	Belleville	ON	K8P 5L2
*	*	Gap Outlet	Canada	2420 Autoroute 13	Chomedey	QC	H7X 4G8
*	*	Gap Outlet	Canada	3150 Boulevard de la Gare	Vaudreuil	QC	J7V 0J5
*	*	Gap Outlet	USA	5425 S. Padre Island Drive	Corpus Cristi	TX	78411
*	*	Gap Outlet	USA	124 W. High Street	Centralia	WA	98531
*	*	Gap Outlet	Canada	1718 Preston Ave. N	Saskatoon	SK	S7N 4Y1
*	*	Gap Full Concept	USA	3000 East First Avenue	Denver	CO	80206
*	*	Gap/Kids	USA	204 South Galena	Aspen	CO	81611
*	*	Gap/Kids/Baby	USA	300 South 24th St. West	Billings	MT	59102
*	*	Gap Kids/Baby	USA	8405 Park Meadows Center Dr., Sp. 1084	Littleton	CO	80124
*	*	Gap	USA	2901 Brooks St. Sp #D-10	Missoula	MT	59801
*	*	Gap/Kids	USA	2300 East 17th Street Sp # 1184	Idaho Falls	ID	83404
*	*	Gap Full Concept	USA	350 N. Milwaukee	Boise	ID	83704
*	*	Gap/Kids	USA	1900 North 19th street	Bozeman	MT	59715
*	*	Gap Full Concept	USA	7301 South Santa Fe Drive	Littleton	CO	80123
*	*	Gap Outlet	Canada	15 Fashion Dr	Saint John	NB	E2J 0A7
*	*	Gap/Body	USA	1710 Briargate Blvd	Colorado Springs	CO	80920
*	*	Gap/Kids	USA	500 16th St.	Denver	CO	80202
*	*	Gap Full Concept	USA	1 West Flatiron Crossing	Broomfield	CO	80020
*	*	Gap/Kids	USA	346 Great Northern Blvd #54	North Olmsted	OH	44070
*	*	Gap	USA	26300 Cedar Road	Beachwood	OH	44122
*	*	Gap/Kids	USA	820-828 Southpark Center	Strongsville	OH	44136
*	*	Gap	USA	1450 Ala Moana	Honolulu	HI	96814
*	*	Gap	USA	3750 Wailea Alanui Drive	Kihei	HI	96753
*	*	Gap	USA	17304 Davenport St.	Omaha	NE	68118
*	*	Gap	USA	2201 Lloyd Center, Sp# 1222	Portland	OR	97232
*	*	Gap	USA	9724 SW Washington Square	Tigard	OR	97223
*	*	Gap/Kids/Baby	USA	700 SW 5th Avenue Sp 034-30 (TempSp3110)	Portland	OR	97204
*	*	Gap/Kids/Baby	USA	1600 N. Riverside Ave. Sp1130 &1134	Medford	OR	97501
*	*	Gap/Kids/Baby	USA	19346 NW Emma Way	Hillsboro	OR	97214
*	*	Gap	USA	219 Valley River Center	Eugene	OR	97401
*	*	Gap/Kids	USA	545 SW Powerhouse Dr	Bend	OR	97702
*	*	BR Outlet	USA	5707 Richmond Road	Williamsburg	VA	23188
*	*	Gap	USA	66 West Town Mall	Madison	WI	53719
*	*	Gap	USA	401 West North Shore Drive	Glendale	WI	53217
*	*	Gap/Kids	USA	4800 Golf Road #312	Eau Claire	WI	54701
*	*	Gap	USA	3800 State Road 16	La Crosse	WI	54601
*	*	Gap/Body	USA	2500 N. Mayfair Rd	Wauwatosa	WI	53226
*	*	Gap/Kids	USA	B236 Wausau Center Mall	Wausau	WI	54403
*	*	Gap	USA	521 Bay Park Square, Sp. 431A	Green Bay	WI	54304

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
14 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap	USA	341 State Street	Madison	WI	53703
*	*	Gap Full Concept	USA	70 Worcester Providence Turnpike	Millbury	MA	1527
*	*	Gap/Kids/Baby	USA	3100 Main Street	Maumee	OH	43537
*	*	BR Outlet	USA	492 Great Mall Drive	Milpitas	CA	95035
*	*	Gap Outlet	USA	701 The Arches Circle	Deer Park	NY	11729
*	*	Gap Outlet	Canada	1599 Marcus Drive, C6	Sudbury	ON	P3B 4K6
*	*	Gap	USA	620 Coronado Center	Albuquerque	NM	87110
*	*	Gap/Kids/Baby	USA	10000 Coors Bypass NW, Sp C3	Albuquerque	NM	87114
*	*	Gap/Kids	USA	4250 Cerrillos Road Sp # 1140,1144,1146,	Santa Fe	NM	87505
*	*	Gap Kids/Baby	USA	12558 N Main St	Rancho Cucamonga	CA	91739
*	*	Banana Republic	USA	1451 Coral Ridge Avenue	Coralville	IA	52241
*	*	Banana Republic	USA	179 Rosedale Center	Roseville	MN	55113
*	*	Banana Republic	Canada	100 City Center Dr	Mississauga	ON	L5B2C9
*	*	Banana Republic	USA	200 East Pratt Street	W. Baltimore	MD	21202
*	*	Banana Republic	USA	3 South Tunnel Rd.	Asheville	NC	28805
*	*	Banana Republic	USA	8605 Townley Road	Huntersville	NC	28078
*	*	Banana Republic	USA	436 Orland Square Dr	Orland Park	IL	60462
*	*	Banana Republic	USA	100 Menlo Park	Edison	NJ	8837
*	*	Banana Republic	USA	3111 West Chandler Blvd.	Chandler	AZ	85226
*	*	Banana Republic	USA	5000 Empire Mall	Sioux Falls	SD	57106
*	*	Banana Republic	USA	200 Market Street	West Lake	OH	44145
*	*	Banana Republic	USA	1500 Polaris Parkway	Columbus	OH	43240
*	*	Banana Republic	USA	310 Daniel Webster Hwy.	Nashua	NH	3060
*	*	Banana Republic	USA	7301 South Santa Fe Dr.	Littleton	CO	80120
*	*	Banana Republic	USA	244 North. Adams	Rochester Hills	MI	48309
*	*	Old Navy	USA	1532 5th Ave	Seattle	WA	98101
*	*	Old Navy	USA	2546 W Moreland Rd, Sp 2506	Willow Grove	PA	19090
*	*	Old Navy	USA	8315 West Golf Rd	Niles	IL	60714
*	*	Old Navy	USA	14528 SW 2nd St	Pembroke Pines	FL	33027
*	*	Old Navy	USA	43705 West Oaks Dr	Novi	MI	48377
*	*	Old Navy	USA	6190 Ulali Drive NE	Keizar	OR	97307
*	*	Old Navy	USA	4399 Walnut St.	Beavercreek	OH	45440
*	*	Old Navy	USA	110 Miracle Mile	Rochester	NY	14623
*	*	Old Navy	USA	3701 Mckinney Ave space 500	Blasdell	NY	14219
*	*	Old Navy	USA	470 Lewis Ave. space 4036	Meriden	CT	6450
*	*	Old Navy	USA	625 Black Lake Blvd Space E18	Olympia	WA	98502
*	*	Gap Full Concept	USA	7875 Montgomery Road #U-225	Cincinnati	OH	45236
*	*	Gap Clearence Outlet	USA	2050 GLOBAL WAY	HEBRON	KY	41048
*	*	Gap Full Concept	USA	2659 Edmondson Rd	Norwood	OH	45209
*	*	Gap/Kids/Baby	USA	1088 Florence Mall	Florence	KY	41042
*	*	Gap	USA	5900 N. Meadows Drive	Grove City	OH	43123
*	*	Old Navy	USA	5701 Long Prairie Rd	Flower Mound	TX	75028
*	*	Old Navy	USA	4789 Commercial Drive	NEW HARTFORD	NY	13413
*	*	Old Navy	USA	2701 David Mcleod Blvd	Florence	SC	29501

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
15 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	15600 East Briarwood Circle Space. B1	Aurora	CO	80016
*	*	Old Navy	USA	1015 N Elmhurst rd	Mount Prospect	IL	60056
*	*	Old Navy	USA	305 W. FM 1382	Cedar Hill	TX	75104
*	*	Old Navy	USA	17101 DAVENPORT ST	Omaha	NE	68118
*	*	Old Navy	USA	5985 Birdcage Center Lane	Citrus Heights	CA	95621
*	*	Banana Republic	USA	500 South Park Center	Strongsville	OH	44136
*	*	Banana Republic	USA	1499 Post Rd.	Farifield	CT	6824
*	*	Banana Republic	USA	7244 Eastchase Parkway	Montgomery	AL	36117
*	*	Banana Republic	USA	99 Rockingham Park Blvd	Salem	NH	3079
*	*	Banana Republic	USA	1049 South Rampart Blvd.	Las Vegas	NV	89145
*	*	Banana Republic	USA	3056 State Route 10 W	Denville(Dover)	NJ	7834
*	*	Banana Republic	USA	1460 Bethlehem Pike	Montgomeryville	PA	19436
*	*	Banana Republic	USA	214 Commons Drive	Geneva	IL	60134
*	*	Banana Republic	USA	3020 Towne Centre Blvd.	Lansing	MI	48912
*	*	Banana Republic	USA	623 Brookwood Village	Homewood	AL	35209
*	*	Banana Republic	USA	4200 Conroy Road	Orlando	FL	32839
*	*	Banana Republic	USA	12245 Elm Creek Blvd. N	Maple Grove	MN	55369
*	*	Banana Republic	USA	10300 West Forest Hill Blvd.	Wellington	FL	33414
*	*	Banana Republic	USA	9200 Stony Point Parkway	Stony Point	VA	23235
*	*	Banana Republic	USA	3 World Financial Center	New York	NY	10281
*	*	Banana Republic	USA	201 Evergreen Way	South Windsor	CT	6074
*	*	Banana Republic	USA	12431 South Mainstreet	Rancho Cucamonga	CA	91739
*	*	Banana Republic	USA	135 Eastview Mall	Victor	NY	14564
*	*	Banana Republic	USA	3200 Las Vegas Blvd. So.	Las Vegas	NV	89109
*	*	Banana Republic	USA	15215 North Kierland Blvd.	Scottsdale	AZ	85254-2514
*	*	Banana Republic	USA	10287 East Shelby Drive	Collierville	TN	38017
*	*	Banana Republic	USA	1845 Briargate Parkway	Colorado Springs	CO	80920
*	*	Banana Republic	USA	1976 Broadway	New York	NY	10023
*	*	Banana Republic	USA	13945 So. Virginia St.	Reno	NV	89511
*	*	Banana Republic	USA	15900 La Cantera Pkwy	San Antonio	TX	78256
*	*	Banana Republic	Canada	3625 Shaganappi Trail SW	Calgary	AB	T3AOE2
*	*	Banana Republic	USA	260 18th Street	Atlanta	GA	30363
*	*	Banana Republic	Canada	100 Bayshore Drive	Ottawa	ON	K2B 8C1
*	*	Banana Republic	USA	94 Derby St.	Hingham	MA	02043-4202
*	*	Banana Republic	USA	9015 Queens Blvd.	Elmhurst	NY	11373-4900
*	*	Banana Republic	USA	280 Briarwood Circle	Ann Arbor	MI	48108
*	*	Banana Republic	USA	4711 River City Dr.	Jacksonville	FL	32246
*	*	Banana Republic	USA	9000 Hudson Road	Woodbury	MN	55125
*	*	Banana Republic	USA	1961 Chain Bridge Road	McLean	VA	22102
*	*	Banana Republic	USA	5201 W. War Memorial Dr.	Peoria	IL	61615
*	*	Banana Republic	Canada	3003 Le Carrefour Blvd.	Laval	QC	H7T 1C7
*	*	Banana Republic	Canada	50 Rideau Centre	Ottawa	ON	K1N9J7
*	*	Banana Republic	Canada	6801 Aut Transcanadienne	Pointe-Claire	QC	H9R 5J2
*	*	Banana Republic	Canada	1 Des Promenades Blvd	St. Bruno	QC	J3V 5J5

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
16 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Banana Republic	USA	2609 Brindle Drive	Harrisburg	PA	17110
*	*	Banana Republic	USA	2960 Saucon Valley Parkway	Allentown	PA	18104
*	*	Banana Republic	USA	3801 US Highway 9,	Old Bridge	NJ	8857
*	*	Banana Republic	USA	5065 Main Street	Trumbull	CT	06611-4204
*	*	Banana Republic	USA	845 Market Street	San Francisco	CA	94103
*	*	Banana Republic	Canada	4800 Kingsway	Burnaby	BC	V5H 4J2
*	*	Banana Republic	Canada	2305 Chemin Rockland	Montreal	QC	H3P 3E9
*	*	Banana Republic	USA	101 Jordon Creek Parkway	West Des Moines	IA	50226
*	*	Banana Republic	USA	17151 Davenport St.	Omaha	NE	68118
*	*	Banana Republic	USA	704 Mariners Row	Newport News	VA	23606
*	*	Banana Republic	USA	364 Maine Mall Road	Portland	ME	4106
*	*	Banana Republic	USA	730 Village Center Dr	Burr Ridge	IL	60527
*	*	Banana Republic	USA	3450 Wrightsboro Road	Augusta	GA	30909
*	*	Banana Republic	USA	355 Park City Center	Lancaster	PA	17601
*	*	Banana Republic	USA	1585 Main Street	Warrington	PA	18976
*	*	Banana Republic	USA	13976 Town Center Blvd.	Noblesville	IN	46060
*	*	Banana Republic	USA	330 Bridge Street	Huntsville	AL	35806
*	*	Gap Full Concept	USA	216 Eastview Mall	Victor	NY	14564
*	*	Gap/Kids/Baby	USA	3400 W. Henrietta Rd.	Rochester	NY	14623
*	*	Gap	USA	12129 Elm Creek Blvd.	Maple Grove	MN	55369
*	*	Banana Republic	Canada	1485 Portage Ave,	Winnipeg	MB	R3G 0W4
*	*	BR Outlet	Canada	261055 Cross Iron Blvd.	Calgary	AB	T4A 0G3
*	*	BR Outlet	USA	665 The Arches Circle	Deer Park	NY	11729
*	*	BR Outlet	USA	2796 Tanger Way	Barstow	CA	92311
*	*	BR Outlet	USA	6415 LaBeaux NE	Albertville	MN	55301
*	*	BR Outlet	USA	1101 Supermall Way	AUBURN	WA	98001
*	*	BR Outlet	USA	10562 Emerald CST Parkway West	Destin	FL	32550
*	*	BR Outlet	USA	5657 Factory Shops Blvd.	Ellenton	FL	34222
*	*	BR Outlet	USA	537 Monmouth Road	Jackson	NJ	8527
*	*	BR Outlet	USA	325 US Route 1	Kittery	ME	3904
*	*	BR Outlet	USA	2000 Atlantic Ave	Atlantic City	NJ	8401
*	*	Banana Republic	USA	2223 N. West Shore Blvd.	Tampa	FL	33607
*	*	BR Outlet	USA	150 Tanger Drive	Williamsburg	IA	52361
*	*	Gap Outlet	Canada	1414 Parsons Road NW	Edmonton	AB	T6N OB5
*	*	BR Outlet	Canada	1445- 99th Street NW	Edmonton	AB	T6N OB4
*	*	BR Outlet	Canada	1 Bass Pro Mills Drive	Vaughan	ON	L4K5W4
*	*	Gap Outlet	Canada	1 Bass Pro Mills Drive	Vaughan	ON	L4K5W4
*	*	Gap Outlet	Canada	261055 Cross Iron Blvd.	Calgary	AB	T4A 0G3
*	*	BR Outlet	USA	5555 St. Louis Blvd	Hazelwood	MO	63042
*	*	Old Navy	USA	14147 Rivergate	Charlotte	NC	28272
*	*	Old Navy	USA	5924 Barnes Rd	Colorado Springs	CO	80909
*	*	Old Navy	USA	3664 Marketplace Blvd	East Point	GA	30344
*	*	Old Navy	USA	7900 North 10th Street	McAllen	TX	78504
*	*	Old Navy	USA	20418 Route 19	Cranberry Township	PA	16066

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
17 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	2320 Daniels Street	Manteca	CA	95337
*	*	Old Navy	Puerto Rico	975 Ave Hostas	Mayaguez	PR	680
*	*	Old Navy	USA	6617 Edwardsville Crossing Drive	Edwardsville	IL	62025
*	*	Old Navy	USA	3687 Stone Creek Bvld	Cincinnati	OH	45251
*	*	Old Navy	USA	50411 Waterside Dr	Chesterfield	MI	48051
*	*	Old Navy	USA	2908 I 45N	Conroe	TX	77303
*	*	Old Navy	USA	3528 S. Maryland Parkway	Las Vegas	NV	89109
*	*	Old Navy	Puerto Rico	1 Prime Outlet Blvd.	Barceloneta	PR	617
*	*	Old Navy	USA	2650 Canyon Springs Parkway	Riverside	CA	92507
*	*	Old Navy	USA	3361 Daniels Road	Winter Garden	FL	34787
*	*	Old Navy	USA	2626 E. Stone Dr.	Kingsport	TN	37660
*	*	Old Navy	USA	9590 Village Place Blvd	Brighton	MI	48116
*	*	Gap/Kids/Baby	USA	2700 Miamisburg Centerville #724	Dayton	OH	45459
*	*	Old Navy	USA	1 Worchester Rd.	Framingham	MA	1701
*	*	Old Navy	USA	2416 W Loop 340	Waco	TX	76711
*	*	Old Navy	Canada	1723 Preston Ave North	Saskatoon	SK	S7H 2V7
*	*	Old Navy	Canada	1250 Fanshawe Park Rd. West	London	ON	N6H 5B1
*	*	Old Navy	Canada	20 Kingston Rd. West	Ajax	ON	L1T 4K8
*	*	Old Navy	Canada	830 St. James St	Winnipeg	MB	R3G 3J7
*	*	Old Navy	Canada	3120 E. Quance St.	Regina	SK	S4V3B8
*	*	Old Navy	Canada	1205 St. Mary's Road	Winnipeg	MB	R2M 5L5
*	*	Old Navy	USA	801 Evergreen Way	South Windsor	CT	6074
*	*	Old Navy	USA	5900 Poyner Anchor Ave.	Raleigh	NC	27616
*	*	Old Navy	Canada	177 North Queen Street	Etobicoke	ON	M9C 1A7
*	*	Old Navy	USA	7719 Mall Rd	Florence	KY	41042
*	*	Old Navy	USA	2263 Tiger Town Parkway	Opelika	AL	36801
*	*	Old Navy	USA	1800 S Loop 288	Denton	TX	76205
*	*	Old Navy	USA	1824 South Randall Rd	Algonquin	IL	60102
*	*	Old Navy	USA	2645 North Salisbury Blvd	Salisbury	MD	21804
*	*	Old Navy	USA	321 Cornerstone Blvd	Hot Springs	AR	71913
*	*	Old Navy	Canada	3170 Tillicum Rd.	Victoria	BC	V9A 7C5
*	*	Old Navy	Canada	1599 Marcus Drive	Sudbury	ON	P3B 4K5
*	*	Old Navy	USA	110 Albany Turnpike	Canton	CT	6019
*	*	Old Navy	Canada	1270 Wellington Rd.	London	ON	N6E 1M3
*	*	Old Navy	USA	1109 Vann Dr	Jackson	TN	38305
*	*	Old Navy	USA	377 W. Jackson	Cookeville	TN	38501
*	*	Old Navy	USA	70 Worcester Providence Turnpike	Millbury	MA	1527
*	*	Old Navy	USA	5555 St. Louis Mills Blvd	Hazelwood	MO	63042
*	*	Old Navy	USA	801 Bethlehem Pike	North Wales	PA	19454
*	*	Old Navy	Canada	6801 Route Transcanada Hwy	Pointe-Claire	QC	H9R 5J2
*	*	Old Navy	USA	2625 Scottsville Rd	Bowling Green	KY	42104
*	*	Old Navy	USA	3665 28th St SE	Grand Rapids	MI	49523
*	*	Old Navy	Canada	389 Main St	Thunder Bay	ON	P7B 5L6
*	*	Old Navy	USA	3417 Grand Oaks	Corona	CA	92881
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
18 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	Canada	1241 Boul des Promenades	SAINT BRUNO	QC	J3V 6H1
*	*	Old Navy	Canada	3035 Boulevard Le Carrefour	Laval	QC	H7T 1C8
*	*	Old Navy	USA	72349 Highway 111	Palm Desert	CA	92260
*	*	Old Navy	USA	1201 Broadway	Saugus	MA	1906
*	*	Old Navy	Canada	22 Stravenger Dr	St. John's	NF	A1A 5E8
*	*	Gap	USA	5043 Tuttle crossing Blvd. Sp # 237	Dublin	OH	43016
*	*	Gap/Kids/Baby	USA	4000 Regent Street, Sp. #C12`	Columbus	OH	43219
*	*	Gap	USA	1500 Polaris Parkway	Columbus	OH	43240
*	*	Old Navy	USA	7804 Abercorn St	Savannah	GA	31406
*	*	Old Navy	USA	2281 Town Center Ave.	Melbourne	FL	32940
*	*	Old Navy	Canada	200 Trinity Dr	Moncton	NB	E1G 2J7
*	*	Old Navy	USA	2200 E Lohman Ave	Las Cruces	NM	88001-8490
*	*	Old Navy	USA	408 Balltown Rd	Niskayuna	NY	12304
*	*	Old Navy	USA	3142 W. State Rd	Olean	NY	14760
*	*	Old Navy	USA	727 Southpark Blvd	Colonial Heights	VA	23834
*	*	Old Navy	USA	25 Hazard St, Rte 190	Enfield	CT	6082
*	*	Old Navy	USA	4001 West 41st Street	Sioux Falls	SD	57106
*	*	Old Navy	USA	6143 Highway 98	Hattiesburg	MS	39402
*	*	Old Navy	USA	3060 Center Valley Prkwy	Center Valley	PA	18034
*	*	Old Navy	USA	1961 Chain Bridge Road	McLean	VA	22102
*	*	Old Navy	USA	1010 West University Ave	Georgetown	TX	78628
*	*	Old Navy	USA	5910 W. 86th St	Indianapolis	IN	46278
*	*	Old Navy	USA	10261 River Marsh Drive	Jacksonville	FL	32246
*	*	Old Navy	USA	4021 University Town Center Drive	Morgantown	WV	26505
*	*	Old Navy	USA	10200 Eastern Shore Blvd.	Spanish Fort	AL	36527
*	*	Old Navy	Canada	8831 L'Acadie Blvd	Montreal	QC	H4N 3K1
*	*	Old Navy	Canada	2525 36th St NE	Calgary	AB	T1Y 5T4
*	*	Old Navy	USA	1150 EL CAMINO REAL	San Bruno	CA	94066
*	*	Old Navy	USA	2440 S. Pleasant Valley Rd	Winchester	VA	22602
*	*	Old Navy	USA	1453 University Dr	Burlington	NC	27215
*	*	Old Navy	USA	420 Coneflower Drive	Garland	TX	75040
*	*	Old Navy	USA	180 Quinn Dr	Oakdale	PA	15275
*	*	Old Navy	USA	1500 East Village Way	Orange	CA	92865
*	*	Old Navy	Canada	3401 Dufferin St.	Toronto	ON	M6A 2T9
*	*	Old Navy	Canada	1400 Ottawa St. South	Kitchener	ON	N2E 4E2
*	*	Old Navy	USA	5819 N. Elizabeth St	Pueblo	CO	81008
*	*	Old Navy	USA	23140 Fashion Drive	Estero	FL	33928
*	*	Old Navy	USA	260 18th Street	Atlanta	GA	30363
*	*	Old Navy	USA	1871 14th Ave S.E	Albany	OR	97322
*	*	Old Navy	USA	4700 Millhaven Rd.	Monroe	LA	71203
*	*	Gap Full Concept	USA	5870 East Broadway to Sp. #116	Tucson	AZ	85711
*	*	Gap/Kids	USA	4500 North Oracle Road #110	Tucson	AZ	85705
*	*	Old Navy	USA	3959 2nd Street, South	St. Cloud	MN	56301
*	*	Old Navy	USA	5001 Sergeant Rd	Sioux City	IA	51106

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
19 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	207 N. Stadium	Columbia	MO	65203
*	*	Old Navy	USA	1551 River Oaks Dr	Calumet City	IL	60409
*	*	Old Navy	USA	1045 Woodland Rd	Wyomissing	PA	19610
*	*	Old Navy	USA	1034 Ridge Road	Webster	NY	14580
*	*	Old Navy	USA	3256 N. John Young Pkway	Kissimmee	FL	34741
*	*	Old Navy	USA	1700 NORMAN ROAD	Valdosta	GA	31601
*	*	Old Navy	USA	12090 Lakewood Blvd	Downey	CA	90242
*	*	Old Navy	USA	71 Fortune Dr	Irvine	CA	92618
*	*	Old Navy	USA	1402 SE Everett Mall Way	Everett	WA	98208
*	*	Old Navy	USA	950 Renz Lane	Gilroy	CA	95020
*	*	Old Navy	USA	3675 W. Shaw Avenue	Fresno	CA	93711
*	*	Old Navy	USA	1290 E. Ireland Rd	South Bend	IN	46614-3449
*	*	Old Navy	USA	4107 Portsmouth Blvd.	Chesapeake	VA	23321
*	*	Old Navy	USA	3449 Princeton Rd	Hamilton	OH	45011
*	*	Old Navy	USA	530 Greenville Blvd SE	Greenville	NC	27858
*	*	Old Navy	Canada	21 Mic Mac Blvd	Dartmouth	NS	B3A 4K7
*	*	Old Navy	USA	2708 Smith Ranch Rd	Pearland	TX	77584
*	*	Old Navy	USA	830 Grand Central Ave	Vienna	WV	26101
*	*	Old Navy	USA	1925 East Market Street	Harrisonburg	VA	22801
*	*	Old Navy	USA	8 Diamond Run Mall Place	Rutland	VT	5701
*	*	Old Navy	USA	874 Donald Lynch Blvd.	Marlborough	MA	1752
*	*	Old Navy	Canada	180 Chain Lake Dr	Halifax	NS	B3S 1B9
*	*	Old Navy	Canada	80 Sandstone Blvd	Charlottetown	PEI	C1E 0A2
*	*	Old Navy	Canada	390 North front Street	Belleville	ON	K8P 3E1
*	*	Old Navy	USA	10880 SW Village Parkway	Port St. Lucie	FL	34986
*	*	Old Navy	USA	30 International Dr. South	Flanders	NJ	7836
*	*	Old Navy	USA	5810 Lakewood Town Center	Lakewood	WA	98499
*	*	Old Navy	USA	6011 N. Illinois St	Fairview heights	IL	62208
*	*	Old Navy	USA	30 Oakway Center	Eugene	OR	97401
*	*	Old Navy	USA	2464 US Hwy 6 and 50	Grand Junction	CO	81505
*	*	Old Navy	Canada	3625 Shaganappi trail NW	Calgary	AB	T3AOE2
*	*	Old Navy	Canada	2272 Guildford Town Center	Surrey	BC	V3R7B9
*	*	Old Navy	Canada	2929 Barnet Highway	Coquitlam	BC	V3B5R5
*	*	Old Navy	Canada	6455 Macleod Trail SW	Calgary	AB	T2HOK9
*	*	Old Navy	Canada	1048-4700 Kingsway	Burnaby	BC	V5H4M1
*	*	Old Navy	Canada	6551 No.3 Road	Richmond	BC	V6Y2B6
*	*	Old Navy	Canada	8882-170 St.	Edmonton	AB	T5T4M2
*	*	Old Navy	USA	3619 Miller Road	FLINT	MI	48507
*	*	Old Navy	USA	4733 W. Grand Market Dr.	Appleton	WI	54913
*	*	Old Navy	USA	4848 Commonwealth Center	Midlothian	VA	23112
*	*	Old Navy	USA	3535 Missouri Blvd	JEFFERSON CITY	MO	65109
*	*	Old Navy	USA	1300 North Miller	Wenatchee	WA	98801
*	*	Old Navy	USA	2400 10th Street SW	Minot	ND	58701
*	*	Old Navy	USA	4125 Riverdale Rd	Riverdale	UT	84405

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
20 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	690 Shaffer Road	Du Bois	PA	15801
*	*	Old Navy	USA	4505 South Medford, #207	Lufkin	TX	75901
*	*	Old Navy	USA	3261 S. Veterans Blvd	Springfield	IL	62704
*	*	Old Navy	USA	351 Loucks Road	York	PA	17404
*	*	Old Navy	USA	725 Gravois Rd	Fenton	MO	63026
*	*	Old Navy	Canada	2004 50th Ave.	Red Deer	AB	T4T 3A2
*	*	Old Navy	USA	3260 Fairlane Drive	Allen Park	MI	48101
*	*	Old Navy	USA	238 Westminster Drive	Carlisle	PA	17013-3160
*	*	Old Navy	USA	225 Simons Run	Lynchburg	VA	24502
*	*	Old Navy	USA	205 Los Altos Parkway	Sparks	NV	89432
*	*	Old Navy	USA	6000 Sepulveda Blvd.	Culver City	CA	90230
*	*	Old Navy	USA	9551 Ridgetop Blvd NW	Silverdale	WA	98383
*	*	Old Navy	USA	3801 Mall Rd	Lexington	KY	40503
*	*	Old Navy	USA	4016 Milan Road	Sandusky	OH	44870-5830
*	*	Old Navy	Canada	50 Rideau St	Ottawa	ON	K2C 1N6
*	*	Old Navy	USA	8600 Ward Parkway	Kansas City	MO	64114
*	*	Old Navy	USA	7310 Heller Drive	Stroudsburg	PA	18360
*	*	Old Navy	USA	4 McKenna Road	Arden	NC	28704
*	*	Old Navy	USA	413 Merhar Ave.	Fairbanks	AK	99701
*	*	Old Navy	USA	3401 Erie Blvd East	Dewitt	NY	13214
*	*	Old Navy	USA	9344 State Road 16	Onalaska	WI	54650
*	*	Old Navy	Canada	1 Bass Pro Mills Dr	Vaughan	ON	L4K 5W4
*	*	Old Navy	USA	1025 Veterans Pkway	Clarksville	IN	47129
*	*	Old Navy	USA	17610 La Cantera Parkway	San Antonio	TX	78257
*	*	Gap/Kids	USA	3265 W. Market Street Sp. 534	Fairlawn	OH	44313
*	*	Gap/Kids	USA	98 North Main St.	Hudson	OH	44236
*	*	Old Navy	USA	518 S Bryant Ave	Edmond	OK	73034
*	*	Old Navy	USA	1852 Hilliard Rome Rd	Hilliard	OH	43026
*	*	Old Navy	USA	6805 Mills Civic Parkway	West Des Moines	IA	50266
*	*	Old Navy	USA	5869 Lone Tree Way	Antioch	CA	94531
*	*	Old Navy	USA	3651 Rib Mountain Dr	Wausau	WI	54401
*	*	Old Navy	Canada	20202 66th Ave	Langley	BC	V2Y 1P3
*	*	Old Navy	Canada	90 Consumers Drive	Saint John	NB	E2J 2E6
*	*	Old Navy	USA	855 Dawsonville Hwy NW	Gainesville	GA	30501
*	*	Old Navy	USA	5201 N. Belt Hwy	St Joseph	MO	64506
*	*	Old Navy	USA	300 Colonial Promenade Pkway	Alabaster	AL	35007
*	*	Old Navy	USA	480 Stillwater Avenue	Bangor	ME	4401
*	*	Old Navy	Canada	2700 Laurier Blvd	Sainte-Foy	QC	G1V 2L8
*	*	Old Navy	Canada	705 St. Catherine West	Montreal	QC	H3B 4G5
*	*	Old Navy	USA	6110 Broadway St	Quincy	IL	62305
*	*	Old Navy	USA	5101 Hinckleville Rd	Paducah	KY	42001
*	*	Old Navy	USA	312 East Meighan Blvd.	Gadsen	AL	35903
*	*	Old Navy	USA	1470 S. Yuma Palms Parkway	Yuma	AZ	85365
*	*	Old Navy	USA	3920 Town Center Street	Sherman	TX	75091

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
21 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	678 West Main Street	American Fork	UT	84003
*	*	Old Navy	USA	1500 South Willow St	Manchester	NH	3103
*	*	Old Navy	USA	45215 Worth Lane	California	MD	20619
*	*	Old Navy	USA	10788 Foothill Blvd.	Rancho Cucamonga	CA	91730
*	*	Old Navy	USA	2201 Lloyd Center	Portland	OR	97232
*	*	Gap/Body	USA	607 East Shaw Ave.	Fresno	CA	93710
*	*	Old Navy	USA	12868 South Freeway	Fort Worth	TX	76028
*	*	Old Navy	USA	134 Westpark Mall	Cape Girardeau	MO	63703
*	*	Old Navy	USA	199 Connell Highway	Newport	RI	2840
*	*	Old Navy	Canada	435 Stone Road West	Guelph	ON	N1G 2X6
*	*	Old Navy	USA	200 Clifton Blvd.	Westminster	MD	21157
*	*	Old Navy	USA	1883 Marketplace Dr	Burlington	WA	98233
*	*	Old Navy	USA	43540 Christy Street	Fremont	CA	94538
*	*	Gap	USA	2100 Hamilton Place	Chattanooga	TN	37421
*	*	Old Navy	Canada	860 Main St	West Vancouver	BC	V7T 2Z3
*	*	Old Navy	USA	170 West Ridgely Rd	Lutherville	MD	21093
*	*	Old Navy	USA	303 W. Main St	Christiana	DE	19702
*	*	Old Navy	USA	7401 N. La Cholla Blvd	Tucson	AZ	85741
*	*	Old Navy	USA	1701 W.P. Ball Blvd.	Sanford	FL	32771
*	*	Old Navy	USA	700 Elsinger Blvd	Conway	AR	72032
*	*	Old Navy	USA	3601 Catclaw Dr	Abilene	TX	79606
*	*	Old Navy	USA	2000 Route 38	Cherry Hill	NJ	8002
*	*	Old Navy	USA	11500 Midlothian Turnpike	Richmond	VA	23235
*	*	Old Navy	USA	2250 Petrie Lane	Lanham	MD	20706
*	*	Old Navy	USA	5900 Sugarloaf Pkwy	Lawrenceville	GA	30043
*	*	Old Navy	USA	680 Chicago Ridge Mall	Chicago RIDGE	IL	60415
*	*	Old Navy	USA	15 South River Rd	Saint George	UT	84790
*	*	Old Navy	USA	4000 Retail Connection Way space 133	Arlington	TX	76018
*	*	Old Navy	USA	4300 Town Center Dr	Louisville	KY	40241
*	*	Old Navy	USA	840 S. STATE RD. 7	Wellington	FL	33414
*	*	Old Navy	USA	6075 Wesley Grove	Wesley Chapel	FL	33544
*	*	Old Navy	USA	941 Airport Center	Allentown	PA	18109
*	*	Old Navy	USA	2409 Taylor Park Dr	REYNOLDSBURG	OH	43068
*	*	Old Navy	USA	3090 NORTH EASTMAN ROAD	LONGVIEW	TX	75605
*	*	Old Navy	USA	2831 Countryside Dr.	Turlock	CA	95380
*	*	Old Navy	USA	970 Old Country Rd	Garden City	NY	11530
*	*	Old Navy	USA	2400 Preston RD	Plano	TX	75023
*	*	Old Navy	USA	5169 South Calle Santa Cruz	Tuscon	AZ	85706
*	*	Old Navy	USA	150 N. State St	CHicago	IL	60601
*	*	Gap	USA	2223 N. West Shore Blvd. space 142	Tampa	FL	33607
*	*	Gap/Body	USA	27001 US Hwy 19 North Suite 2059	Clearwater	FL	33761
*	*	Gap	USA	6901 22nd Avenue #832/834	St. Petersburg	FL	33710
*	*	Gap/Kids/Baby	USA	3501 South Tamiami, Space # 107	Sarasota	FL	34239
*	*	Gap/Kids	USA	7917 Citrus Park Mall sp# 510	Tampa	FL	33625

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
22 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap/Kids/Baby	USA	3300 Chambers Rd.South	Horseheads	NY	14845
*	*	Gap/Kids/Baby	USA	9588 Carousel Center Sp B204/B206	Syracuse	NY	13290
*	*	Gap	USA	40 Catherwood Sp# F-14	Ithaca	NY	14850
*	*	Gap	USA	1 SANGERTOWN SQ	New Hartford	NY	13413
*	*	Gap/Kids/Baby	USA	21182 Salmon Run Mall -LP W sp# A-119	Watertown	NY	13601
*	*	Gap/Kids/Baby	USA	7900 Shelbyville Rd	Louisville	KY	40222
*	*	Gap Full Concept	USA	4160 Summit Plaza Dr	Louisville	KY	40241
*	*	Gap Full Concept	USA	3401 Nicholasville Space 428	Lexington	KY	40503
*	*	Gap/Kids	USA	2308 Sir Barton Way	Lexington	KY	40509
*	*	Old Navy	USA	5885 Gulf Freeway	Texas City	TX	77591
*	*	Gap Outlet	USA	2549 Main. St. Space 3B	Union Gap	WA	98903
*	*	Gap Outlet	Canada	645 Lansdowne st. West	Peterborough	ON	K9J 7Y5
*	*	Gap Outlet	USA	10 Mystic View Rd.	Everett	MA	2149
*	*	Gap Outlet	USA	5885 Gulf Freeway	Texas City	TX	77591
*	*	Gap Kids/Baby	USA	5101 Hinkleville Road	Paducah	KY	42001
*	*	Gap	USA	2625 Scottsville Rd.	Bowling Green	KY	42104
*	*	BabyGap	Canada	220 Yonge Street, rel 2132	Toronto	ON	M5B2H6
*	*	BabyGap	Canada	100 King Street West	Toronto	ON	M5X1B1
*	*	Gap	USA	10300 Southside Blvd Space #109	Jacksonville	FL	32256
*	*	Gap/Kids/Baby	USA	6655 Newberry Rd	Gainesville	FL	32605
*	*	Piperlime	USA	121 Wooster St,	New York	NY	10012
*	*	Piperlime	USA	121 Wooster St,	New York	NY	10012
*	*	Gap	USA	451 E. Altamonte Dr	Altamonte Springs	FL	32701
*	*	Gap	USA	8001 S Orange Blossom Tr #628	Orlando	FL	32809
*	*	Gap/Kids/Baby	USA	400 Park Ave. South Suite 155	Winter Park	FL	32789
*	*	Gap/Kids	USA	3100 SW College Road #538	Ocala	FL	34474
*	*	Old Navy	USA	15201 POTOMAC TOWN PLACE	Woodbridge	VA	22192
*	*	Gap	USA	1401 West Esplanade Ave	Kenner	LA	70065
*	*	Gap/Kids/Baby	USA	3301 Veterans Memorial Blvd Sp#86	Metairie	LA	70002
*	*	Gap	USA	5725 Johnston St.	Lafayette	LA	70503
*	*	Gap	USA	6401 Blue Bonnet Blvd #1224	Baton Rouge	LA	70809
*	*	Gap	USA	1133 St. Vincent Ave.	Shreveport	LA	71104
*	*	Gap/Kids/Baby	USA	3414 Highway 190	Mandeville	LA	70471
*	*	GAP	USA	50 South Main St	Salt Lake City	UT	84101
*	*	Gap/Kids/Baby	USA	7804 Abercorn St /rel from 7 to #Sp. 65	Savannah	GA	31406
*	*	Gap/Kids	USA	122 W. Broughton Ave.	Savannah	GA	31401
*	*	Athleta	USA	800 Redwood Highway space 211	Mill Valley	CA	94941
*	*	Athleta	USA	2226 Fillmore St.	San Francisco	CA	94115
*	*	Athleta	USA	216 Columbus Ave.	New York	NY	10023
*	*	Athleta	USA	1517 THIRD AVE	New York	NY	10028
*	*	Athleta	USA	1071 Newport Center	New Port Beach	CA	92660
*	*	Athleta	USA	189 The Grove	Los Angeles	CA	90036
*	*	Athleta	USA	3229 M. st	Washington	DC	20007
*	*	Athleta	USA	1724 Washington st.	Philadelphia	PA	19103

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
23 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Athleta	USA	5001 S. France	Minneapolis	MN	55424
*	*	Athleta	USA	700 Post Road	Scarsdale	NY	10583
*	*	Athleta	USA	3415 N. SOUTHPORT	Chicago	IL	60657
*	*	Athleta	USA	427 Chestnut Ridge Rd	Woodcliff Lake	NJ	7677
*	*	Athleta	USA	600 West Sam Houston Parkway	Houston	TX	77024
*	*	Athleta	USA	3000 E.1st St.	Denver	CO	80206
*	*	Athleta	USA	1950 Northern B2-B	Manhasset	NY	11030
*	*	Gap/Kids	USA	3 South Tunnel Road	Asheville	NC	28805
*	*	Gap/Kids/Baby	USA	4400 Sharon & Fairview sp. C01B	Charlotte	NC	28211
*	*	Gap	USA	3320 Silas Creek Parkway, Sp UB780	Winston-Salem	NC	27103
*	*	Gap	USA	800-A Friendly Center Rd F1-F2	Greensboro	NC	27408
*	*	Gap/Kids/Baby	USA	8022 Providence Road	Charlotte	NC	28277
*	*	Gap/Kids	USA	8701 Townley Road	Huntersville	NC	28078
*	*	Gap	Canada	317 Banff Ave	Banff	AB	T1L 1A4
*	*	Gap	Canada	1500 Fisher St.	North Bay	ON	1PB2H3
*	*	Gap	Canada	900 Maple Avenue	Burlington	ON	L7S2J8
*	*	Banana Republic	Canada	3147 Douglas St	Victoria	BC	V8Z 6E3
*	*	Banana Republic	USA	50 S. Main St.	Salt Lake City	UT	84101
*	*	Athleta	USA	11923 Market St.	Reston	VA	201290
*	*	Athleta	USA	2610 NE University Village St	Seattle	WA	98105
*	*	Athleta	USA	6910 Fayetteville Rd space 149	Durham	NC	27713
*	*	Athleta	USA	834 Dulaney Valley Rd.	TOWSON	MD	20214
*	*	Athleta	USA	160 North Gulph RD	King of Prussia	PA	19406
*	*	Athleta	USA	1245 Worcester St	Natick	MA	1701
*	*	Athleta	USA	92 Newbury St	Boston	MA	2116
*	*	Athleta	USA	75 MIDDLESEX TURNPIKE	Burlington	MA	1803
*	*	Athleta	USA	145 South Avenue	Bloomington	MN	55425
*	*	Athleta	USA	5616 Bay ST.	Emeryville	CA	94608
*	*	Athleta	USA	1001 Northwest Couch St	Portland	OR	97209
*	*	Athleta	USA	855 El Camino Read	Palo Alto	CA	94301
*	*	Athleta	USA	8034 Tysons Corner Center	McClean	VA	22102
*	*	Athleta	USA	1133 Pearl St	Boulder	CO	80302
*	*	Athleta	USA	8505 PARK MEADOWS CENTER DRIVE	Lonetree	CO	80124
*	*	Athleta	USA	265 18 St NW	ATLANTA	GA	30363
*	*	Athleta	USA	1151 GALLERIA BLVD	Roseville	CA	95678
*	*	Athleta	USA	2855 STEVENS CREEK BLVD	Santa Clara	CA	95050
*	*	Athleta	USA	26300 Cedar Rd.	Beachwood	OH	44122
*	*	Athleta	USA	50 South Main St	Salt Lake City	UT	84101
*	*	Gap	USA	105 Millcreek Mall	Erie	PA	16565
*	*	Gap/Kids/Baby	USA	2000 Riverchase Galleria Drive Suite 224	Hoover	AL	35244
*	*	Gap	USA	1701 McFarland Blvd. East, Sp. A5-6	Tuscaloosa	AL	35404
*	*	Gap/Kids/Baby	USA	240 Summit Bl. #100,102,104	BIRMINGHAM	AL	35243
*	*	Gap/Kids	USA	700 Quintard Dr.	Oxford	AL	36203
*	*	Old Navy	USA	427 Fabian Dr	Aiken	SC	29803

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
24 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	147 Bath Road	Brunswick	ME	4011
*	*	Old Navy	USA	10025 W. McDowell Rd	Avondale	AZ	85323
*	*	Old Navy	USA	2265 Market Place	Cumming	GA	30041
*	*	Old Navy	USA	1000 Ross Park Mall Drive	Pittsburgh	PA	15237
*	*	Old Navy	USA	1625 River Valley Circle S	Lancaster	OH	43130
*	*	Old Navy	USA	9729 Northlake Centre Parkway	Charlotte	NC	28216
*	*	Old Navy	USA	5445 Washington Pike	Knoxville	TN	37918
*	*	Old Navy	USA	2212 South Shore Center DR	Alameda	CA	94501
*	*	Gap/Kids	USA	3276 Bel Air Mall, Space A-6	Mobile	AL	36606
*	*	Gap	USA	121 North College Street	Auburn	AL	36830
*	*	Gap/Kids	USA	900 Commons Dr.	Dothan	AL	36303
*	*	Gap	USA	7064 Eastchase Parkway	Montgomery	AL	36117
*	*	Old Navy	USA	1800 McFarland Blvd. East	Tuscaloosa	AL	35404
*	*	Old Navy	USA	120 Laconia Road	Tilton	NH	3276
*	*	Old Navy	USA	47196 Michigan Ave	Canton Township	MI	48188
*	*	Old Navy	USA	301 The Bridge Street	Huntsville	AL	35806
*	*	Old Navy	USA	17600 E Collier Ave	Lake Elsinore	CA	92530
*	*	Old Navy	USA	32100 Las Vegas Blvd	Primm	NV	89018
*	*	Old Navy	USA	4201 Camino De La Plaza	San Ysidro	CA	92173
*	*	Old Navy	USA	2796 Tanger Way	Barstow	CA	92311
*	*	Old Navy	USA	2601 S. McKenzie St	Foley	AL	36535
*	*	Old Navy	USA	455 Belwood Road	Calhoun	GA	30701
*	*	Old Navy	USA	3885 N.E. 163rd Street	North Miami Beach	FL	33160
*	*	Old Navy	USA	1000 Tanger Dr. Sp203A	Locust Grove	GA	30248
*	*	Old Navy	USA	7001 Fayetteville Rd	Durham	NC	27713
*	*	Gap/Kids	USA	301 Cox Creek Parkway	Florence	AL	35630
*	*	Gap/Body	USA	2000 E. Salado Pkwy	Tempe	AZ	85251
*	*	Gap	USA	5959 Triangle Town Blvd.	Raleigh	NC	27604
*	*	Gap	USA	6205 S. Main St.	Aurora	CO	80016
*	*	Old Navy	USA	7211 Coastal Blvd	Brooksville	FL	34613
*	*	Old Navy	USA	4615 Garth Rd.	Baytown	TX	77521
*	*	Old Navy	USA	203 Bluefish Dr	Panama City Beach	FL	32413
*	*	Old Navy	USA	4500 16th Street	Moline	IL	61265
*	*	Old Navy	USA	321-8 Forum Dr	Columbia	SC	29229
*	*	Old Navy	USA	1629 Fall River Dr	Loveland	CO	80537
*	*	Old Navy	USA	125 Hamilton Crossing Dr	Alcoa	TN	37701
*	*	Old Navy	USA	7341 Alcoa Road	Bryant	AR	72022
*	*	Old Navy	USA	4414 SW College Rd	Ocala	FL	34474
*	*	Old Navy	USA	4135 Phoenix Avenue	Fort Smith	AR	72903
*	*	Old Navy	USA	1510 Froom Ranch Way	San Luis Obispo	CA	93405
*	*	Old Navy	USA	1985 West Craig Rd	North Las Vegas	NV	89032
*	*	Gap/Kids/Baby	USA	7401 Market Street Sp #829	Youngstown	OH	44512
*	*	Old Navy	USA	47 E. Chesterfield Mall	Chesterfield	MO	63017
*	*	Old Navy	USA	559 Columbia Center	Kennewick	WA	99336

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
25 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	1910 Wells Road	Orange Park	FL	32073
*	*	Old Navy	USA	2900 Deerfield Drive, Space 3	Janesville	WI	53546
*	*	Old Navy	USA	1208 Bridford Parkway	Greensboro	NC	27407
*	*	Old Navy	USA	3800 US Highway 98 North	Lakeland	FL	33809
*	*	Old Navy	USA	4502 South Steele Street, Suite 415	Tacoma	WA	98409
*	*	Old Navy	USA	2901 S. Capital of Texas Hwy	Austin	TX	78746
*	*	Old Navy	USA	7430 Carson Blvd.	Long Beach	CA	90822
*	*	Old Navy	USA	3115 Kennedy Blvd.	North Bergen	NJ	7047
*	*	Old Navy	USA	50 Holyoke Street, #G309	Holyoke	MA	1040
*	*	Old Navy	USA	4511 North Midkiff, Space B15	Midland	TX	79705
*	*	Old Navy	Canada	1978 99 st	Edmonton	AB	T6N1K9
*	*	Old Navy	USA	1237 E. Main St.	Carbondale	IL	62901
*	*	Old Navy	USA	651 Kapkowski Rd., Ste. 10	Elizabeth	NJ	7201
*	*	Old Navy	USA	2800 King Avenue, West	Billings	MT	59102
*	*	Old Navy	USA	3445 Derek Drive	Lake Charles	LA	70605
*	*	Old Navy	USA	300 W. 125th Street	New York	NY	10027
*	*	Old Navy	USA	159-02 Jamaica ave	Queens	NY	11432
*	*	Old Navy	USA	1451 Coral Ridge Avenue, Suite 1216	Coralville	IA	52241
*	*	Old Navy	USA	3450 Highway 190	Mandeville	LA	70471
*	*	Old Navy	USA	5601 Brodie Lane #400	Austin	TX	78745
*	*	Old Navy	USA	20510 Highway 59 North	Humble	TX	77338
*	*	Old Navy	USA	1982 Grand River Avenue	Okemos	MI	48864
*	*	Old Navy	USA	5778 Fairmont	Pasadena	TX	77505
*	*	Old Navy	USA	40820 Winchester #2430	Temecula	CA	92591
*	*	Old Navy	USA	2500 W. Int'l Speedway Blvd.	Daytona Beach	FL	32114
*	*	Old Navy	USA	2894 East 3rd Street, Space F11	Bloomington	IN	47401
*	*	Old Navy	USA	15426 Emerald Way	Bowie	MD	20716
*	*	Old Navy	USA	2701 Ming Avenue	Bakersfield	CA	93304
*	*	Old Navy	USA	1801 South West Wanamaker Rd. Sp D24	Topeka	KS	66604
*	*	Old Navy	USA	13250 Dallas Parkway	Dallas	TX	75240
*	*	Old Navy	USA	1550 Martin Luther King Blvd	Houma	LA	70360
*	*	Old Navy	USA	7220 SW 88th Street (N. Kendall Drive)	Miami	FL	33156
*	*	Old Navy	USA	5100 N. 9th Ave. Sp C315A	Pensacola	FL	32504
*	*	Old Navy	USA	4995 S. Cleveland Ave.	Ft. Myers	FL	33907
*	*	Old Navy	USA	1515 Route 22 West	Watchung	NJ	7069
*	*	Old Navy	USA	300 Promenade Blvd.	Bridgewater	NJ	8807
*	*	Old Navy	USA	2295 Gallatin Pike N	Madison	TN	37115
*	*	Old Navy	USA	1345 Polaris Parkway	Columbus	OH	43240
*	*	Old Navy	USA	18543 Main Street	Huntington Beach	CA	92648
*	*	Old Navy	USA	20 City Blvd West	Orange	CA	92868
*	*	Old Navy	USA	1880 Catawba Valley Blvd. SE	Hickory	NC	28602
*	*	Old Navy	USA	9197 West Atlantic Blvd. Sp 9197	Coral Springs	FL	33071
*	*	Old Navy	USA	2035 Independence Center drive	Independence	MO	64057
*	*	Old Navy	USA	2415 Sagamore Parkway South	Lafayette	IN	47905

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
26 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	755 State Highway 18	East Brunswick	NJ	8816
*	*	Old Navy	USA	318 East Fairmont Avenue, Space 304	Lakewood	NY	14750
*	*	Old Navy	USA	2875 Market Center Dr	Rockwall	TX	75087
*	*	Old Navy	USA	8001 South Orange Blossom Trail, space 1216	Orlando	FL	32809
*	*	Old Navy	USA	1251 US 31 North	Greenwood	IN	46142
*	*	Old Navy	USA	110Bay Park SQ. Sp	Green Bay	WI	54304
*	*	Old Navy	USA	3333 West Touhy Avenue, Sp B1	Lincolnwood	IL	60645
*	*	Old Navy	USA	464 Broadway Mall	Hicksville	NY	11801
*	*	Old Navy	USA	108 Troutman Parkway	Ft. Collins	CO	80525
*	*	Old Navy	USA	20505 S. Dixie Hwy	Miami	FL	33189
*	*	Gap/Kids	USA	1551 Valley West Drive #118A	W. Des Moines	IA	50266
*	*	Gap	USA	1451 Coral Ridge Mall	Coralville	IA	52241
*	*	Gap/Kids	USA	555 John F. Kennedy Road	Dubuque	IA	52002
*	*	Gap	USA	2801 Grand Avenue	Ames	IA	50010
*	*	Old Navy	USA	1437 W. I-240 Service Road	Oklahoma City	OK	73159
*	*	Old Navy	USA	9018 N. 121st E. Ave	Owasso	OK	74055
*	*	Old Navy	USA	13221 City Station Dr	Jacksonville	FL	32218
*	*	Old Navy	USA	190 Marketplace Blvd.	Hamilton Township	NJ	8691
*	*	Old Navy	USA	22509 Tomball Parkway	Tomball	TX	77050
*	*	Old Navy	USA	230 North 12th Ave	Hanford	CA	93230
*	*	Old Navy	USA	141 Tuckahoe Rd	Washington Township	NJ	8080
*	*	Old Navy	USA	270 Oxford Exchange Road	Oxford	AL	36203
*	*	Old Navy	USA	10287 East Shelby Drive	Collierville	TN	38017
*	*	Old Navy	USA	401 S. Mt. Juliet Rd	Mt. Juliet	TN	37122
*	*	Gap/Kids	USA	3001 South 144	Omaha	NE	68144
*	*	Gap/Kids	USA	2910 Pine Lake Rd. Suite A	Lincoln	NE	68516
*	*	Gap/Kids	USA	5011 2nd Avenue Sp. 7-12	Kearney	NE	68847
*	*	Old Navy	USA	621 River Highway	Mooresville	NC	28117
*	*	Old Navy	Canada	550 King Street North	Waterloo	ON	N2L5W6
*	*	Old Navy	USA	35 N Rio Grand St	Salt Lake City	UT	84101
*	*	Old Navy	USA	300 Laurel Mall	Hazleton	PA	18202
*	*	Old Navy	USA	1640 New Douglas Rd.	Oswego	IL	60543
*	*	Old Navy	USA	262 Swansea Mall Drive	Swansea	MA	2777
*	*	Old Navy	USA	115 Shoppers Way NW	Christiansburg	VA	24073
*	*	Old Navy	USA	7087 SW Nyberg St	Tualatin	OR	97062
*	*	Old Navy	USA	7230 Bell Creek Road	Mechanicsville	VA	23111
*	*	Old Navy	USA	385 N. Escondido Blvd.	Escondido	CA	92025
*	*	Old Navy	USA	40-24 College Point Blvd, # D-415	Flushing	NY	11354
*	*	Old Navy	USA	5005 East Marketplace Drive	Flagstaff	AZ	86004
*	*	Old Navy	USA	698 Memorial City	Houston	TX	77024
*	*	Old Navy	USA	3220 Shoppers Drive	McHenry	IL	60050
*	*	Old Navy	USA	2615 Medical Center Parkway	Murfreesboro	TN	37129
*	*	Old Navy	USA	5001 Monroe Street	Toledo	OH	43623
*	*	Old Navy	USA	192 Colony Place	Plymouth	MA	2360

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
27 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	9883 Waterstone Blvd., Space 30	Cincinnati	OH	45249
*	*	Old Navy	USA	1212 Boston Post Road	Milford	CT	6460
*	*	Old Navy	USA	1441 Tamiami Trail, Sp 649	Port Charlotte	FL	33948
*	*	Old Navy	USA	3174 NW Federal Highway, Sp. 3160	Jensen Beach	FL	34957
*	*	Old Navy	USA	1475 Upper Valley Pike	Springfield	OH	45504
*	*	Old Navy	USA	3929 McCain Blvd., space J4A	North Little Rock	AR	72116
*	*	Old Navy	USA	7620 Rivers Ave., Suite 210	North Charleston	SC	29406
*	*	Old Navy	USA	1720 Towne Center Way	Mount Pleasant	SC	29464
*	*	Old Navy	USA	1734 Green Oaks Rd, Sp. 6	Ft. Worth	TX	76116
*	*	Old Navy	USA	1596 N. Kingsbury	Chicago	IL	60614
*	*	Old Navy	USA	1168 East 2100 South	Salt Lake City	UT	84106
*	*	Old Navy	USA	686 Northridge Mall	Salinas	CA	93906
*	*	Old Navy	USA	205 N. Moorpark Road Ste. J	Thousand Oaks	CA	91360
*	*	Old Navy	USA	253 Hartford Avenue	Bellingham	MA	2019
*	*	Old Navy	USA	1618 Service Merchandise Blvd	Brentwood	TN	37027
*	*	Old Navy	USA	790 South Road	Poughkeepsie	NY	12601
*	*	Old Navy	USA	60 Smithfield Blvd., Space B105	Plattsburg	NY	12901
*	*	Old Navy	USA	40 Catherwood	Ithaca	NY	14850
*	*	Old Navy	USA	6K Mall Walk	Yonkers	NY	10704
*	*	Old Navy	USA	1233 West Ave. P, Spaces 429,425,421,417	Palmdale	CA	93551
*	*	Old Navy	USA	3506 Capital City Mall Drive #600	Camp Hill	PA	17011
*	*	Old Navy	USA	3849 S Delsea Dr	Vineland	NJ	8360
*	*	Old Navy	USA	12635 Felch Street, Suite 50	Holland	MI	49424
*	*	Old Navy	USA	2600 N. E. Hwy. 20 #510	Bend	OR	97701
*	*	Old Navy	USA	1601 Marketplace Drive,	Great Falls	MT	59404
*	*	Old Navy	USA	1 LOGAN VALLEY MALL	Altoona	PA	16602
*	*	Old Navy	USA	270 Dairy Rd. Ste 120	Kahului	HI	96732
*	*	Old Navy	USA	591 Bullsboro Drive	Newnan	GA	30265
*	*	Old Navy	USA	17470 South Center Parkway	Tukwila	WA	98188
*	*	Old Navy	USA	1200 Hwy 22, Space 612	Phillipsburg	NJ	8865
*	*	Old Navy	USA	8700 NE Vancouver Mall Dr.	Vancouver	WA	98662
*	*	Old Navy	USA	100 Viewmont Mall	Scranton	PA	18508
*	*	Old Navy	USA	1600 Saratoga Ave, Ste. 301	San Jose	CA	95129
*	*	Old Navy	USA	1002 Willowbrook Mall	Houston	TX	77070
*	*	Old Navy	USA	7 Backus Avenue	Danbury	CT	6810
*	*	Old Navy	USA	9301 Tampa Avenue Sp #42	Northridge	CA	91324
*	*	Old Navy	USA	32387 Gratiot Ave. #24	Roseville	MI	48066
*	*	Old Navy	USA	3800 Merle Hay Road	Des Moines	IA	50310
*	*	Old Navy	USA	1455 NW 107th Ave, Rm 194	Miami	FL	33172
*	*	Old Navy	Puerto Rico	2050 Ponce Bypass, Ste 103	Ponce	PR	731
*	*	Old Navy	Puerto Rico	525 F. D. Roosevelt Ave.	Hato Rey	PR	918
*	*	Old Navy	USA	3065 Rte 50, Space F4	Saratoga Springs	NY	12866
*	*	Old Navy	USA	1 Bellis Fair Parkway #302	Bellingham	WA	98226
*	*	Old Navy	USA	253 Lincoln Mall - Space 266	Matteson	IL	60443

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
28 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	Puerto Rico	65th Infanteria KM 6.1, San Anton Ward	Carolina	PR	979
*	*	Old Navy	USA	701 Route 440 Sp39,41,42,43,44	Jersey City	NJ	7304
*	*	Old Navy	USA	200 N. Darthmouth Mall Ste. 1108	North Dartmouth	MA	2747
*	*	Old Navy	USA	3650 Atlanta Hwy 78	Athens	GA	30606
*	*	Old Navy	USA	ROUTE 30 E	Greensburg	PA	15601
*	*	Old Navy	USA	1561 Beaver Creek Commons Dr	Apex	NC	27502
*	*	Gap/Kids	USA	89 Oakdale Mall	Johnson City	NY	13790
*	*	Old Navy	USA	2501 W. Happy Valley Rd	Phoenix	AZ	85027
*	*	Old Navy	USA	8031 Eastchase Parkway	Montgomery	AL	36117
*	*	Old Navy	USA	1205 North Berkeley Blvd	Goldsboro	NC	27534
*	*	Old Navy	USA	313 Metropolis Mile	Plainfield	IN	46168
*	*	Old Navy	USA	2725 Market St	Gilbert	AZ	85297
*	*	Old Navy	USA	6587 Las Vegas Blvd South	Las Vegas	NV	89119
*	*	Old Navy	USA	12909 Shops Parkway	Bee Cave	TX	78738
*	*	Old Navy	USA	107 General Stilwell Drive	Marina	CA	93933
*	*	Old Navy	USA	8560 49th Ave	Denver	CO	80238
*	*	Old Navy	USA	1137 State Street	Santa Barbara	CA	93101
*	*	Gap/Body	USA	#5 Burlington Square- 2016	Burlington	VT	5401
*	*	Gap	USA	155 Dorset Street #G1	South Burlington	VT	5403
*	*	Old Navy	USA	1701 Niagara Falls Boulevard	Amherst	NY	14228
*	*	Old Navy	USA	5 Shipyard Drive	Hingham	MA	2043
*	*	Old Navy	USA	8677 NW Prairie Vew Rd	Kansas City	MO	64153
*	*	Old Navy	USA	1931 Atlantic Avenue	Atlantic City	NJ	8401
*	*	Old Navy	USA	1207 Franklin Mills Circle	Philadelphia	PA	19154
*	*	Old Navy	USA	14250 Clay Terrace Blvd.	Carmel	IN	46032
*	*	Old Navy	USA	565 Cabela Drive	Triadelphia	WV	26059
*	*	Old Navy	USA	13925 S. Virginia Street	Reno	NV	89511
*	*	Old Navy	Canada	5000 Hwy 7 East E001	Markham	ON	L3R4M9
*	*	Old Navy	Canada	999 Upper Wentworth St.	Hamilton	ON	L3R4X5
*	*	Old Navy	Canada	1 Promenade Circle	Thornhill	ON	L4J4P8
*	*	Old Navy	Canada	6 Lebovic Ave.	Scarborough	ON	M1L4T7
*	*	Old Navy	Canada	70 Pinebrush Rd.	Cambridge	ON	N1R8K5
*	*	Old Navy	Canada	468 Bayfield St.	Barrie	ON	L4M5A2
*	*	Old Navy	Canada	419 King Street West	Oshawa	ON	L1J 2K5
*	*	Old Navy	Canada	77 Guelph Line	Burlington	ON	L7R3N2
*	*	Old Navy	Canada	17600 Yonge St.	NewMarket	ON	L3Y4Z1
*	*	Old Navy	Canada	100 City Centre Drive	Mississauga	ON	L5B1M7
*	*	Old Navy	Canada	5100 Rins Mill Parkway	Mississauga	ON	LSM4ZM
*	*	Old Navy	Canada	25 Peel Centre Dr.	Brampton	ON	L6T3R5
*	*	Old Navy	Canada	260 Yonge St., N114	Toronto	ON	M5B2A5
*	*	Old Navy	USA	3111 Woodridge	Houston	TX	77087
*	*	Old Navy	USA	14022 E. Indiana Ave	Spokane	WA	99216
*	*	Old Navy	USA	5145 Peachtree Parkway	Norcross	GA	30092
*	*	Old Navy	USA	352-10 S. College Rd.	Wilmington	NC	28403
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
29 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	Canada	636 Gardiners Rd.	Kingston	ON	K7M3X9
*	*	Old Navy	Canada	100 Bayshore Dr	Ottawa	ON	K2B8C1
*	*	Old Navy	USA	142 Station Dr.	Anderson	SC	29621
*	*	Old Navy	USA	60 E. Wynnewood Rd.	Wynnewood	PA	19096
*	*	Old Navy	USA	3500 S. Meridian	Puyallup	WA	98373
*	*	Old Navy	USA	9094 N Green Bay Rd.	Milwaukee	WI	53209
*	*	Old Navy	USA	5764 Highway 153	Hixson	TN	37343
*	*	Old Navy	Canada	221 Glendale Ave	St. Catherine's	ON	L2T2K9
*	*	Old Navy	USA	1155 North Court Street	Medina	OH	44256
*	*	Old Navy	Canada	300 Borough Dr.	Scarborough	ON	M1P4P5
*	*	Old Navy	USA	12300 Jefferson Ave.	Newports News	VA	23602
*	*	Old Navy	Canada	2280 City Park Dr.	Gloucester	ON	K1J1G1
*	*	Old Navy	USA	197 Westbank Expressway	Gretna	LA	70053
*	*	Old Navy	USA	1231 S. Caraway Rd	Jonesboro	AR	72401
*	*	Old Navy	USA	4802 Valley View Blvd N.W.	Roanoke	VA	24012
*	*	Old Navy	USA	1004 N. Promenade Parkway	Casa Grande	AZ	85222
*	*	Gap	USA	3507 Manchester Expwy	Columbus	GA	31909
*	*	Gap	USA	2601 Dawson Road	Albany	GA	31707
*	*	Old Navy	USA	11211 120th Avenue	Pleasant Prairie	WI	53158
*	*	Old Navy	USA	201 E. Magnolia Blvd.	Burbank	CA	91502
*	*	Old Navy	USA	20700 Avalon Blvd	Carson	CA	90746
*	*	Old Navy	USA	170 Glynn Isles	Brunswick	GA	31525
*	*	Old Navy	USA	515 Bypass 72 NW	Greenwood	SC	29649
*	*	Old Navy	USA	6921 Grand Ave.	Gurnee	IL	60031
*	*	Old Navy	USA	3561 Hempstead Turnpike	Levittown	NY	11756
*	*	Old Navy	USA	3881 Medina Road	Akron	OH	44333
*	*	Old Navy	USA	56 Chambers Bridge & Rte. 70	Brick	NJ	8723
*	*	Old Navy	USA	55 Colma Blvd	Colma	CA	94014
*	*	Old Navy	USA	1172 Great Mall Dr.	Milpitas	CA	95035
*	*	Old Navy	USA	2899 El Camino Real	Tustin	CA	92782
*	*	Old Navy	USA	115 Shaw Ave	Clovis	CA	93612
*	*	Old Navy	USA	801 15th Street Suite 300	Plano	TX	75075
*	*	Old Navy	USA	35 Miracle Mile Shopping Center	Monroeville	PA	15146
*	*	Old Navy	USA	21100 Dulles Town Circle, Ste. 207	Dulles	VA	20166
*	*	Old Navy	USA	1250 Howe Ave	Sacramento	CA	95825
*	*	Old Navy	USA	3850 Grand Avenue (OLD - 5545A Philadelphia St)	Chino	CA	91710
*	*	Old Navy	USA	27130 Alicia Parkway Shops	Laguna Niguel	CA	92677
*	*	Old Navy	USA	1600 S. Azusa Avenue Sp 109	City of Industry	CA	91748
*	*	Old Navy	USA	100 Independence Way	Danvers	MA	1923
*	*	Old Navy	USA	2325 South Stemmons Freeway	Lewisville	TX	75067
*	*	Old Navy	USA	9607 Research Blvd	Austin	TX	78759
*	*	Old Navy	USA	485 River Road	Edgewater	NJ	7020
*	*	Old Navy	USA	250 Consumer's Square	May's Landing	NJ	8330
*	*	Old Navy	USA	1101 Nixon Dr.	Moorestown	NJ	8057

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
30 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	375 US Route 1	Kittery	ME	3904
*	*	Old Navy	USA	7317 Mentor Avenue	Mentor	OH	44060
*	*	Old Navy	USA	100 N. La Cienega Bvld	Los Angeles	CA	90048
*	*	Old Navy	USA	228 Vintage Way	Novato	CA	94945
*	*	Old Navy	USA	1459 New Britain Ave	West Hartford	CT	6110
*	*	Old Navy	USA	4 East Spitbrook Rd.	Nashua	NH	3060
*	*	Old Navy	USA	7501 W. Cermak Rd	North Riverside	IL	60546
*	*	Old Navy	USA	3440 Poplar Avenue	Memphis	TN	38111
*	*	Old Navy	USA	2711 Plainfield Rd.	Joliet	IL	60435
*	*	Old Navy	USA	923 Freeport Rd. Sp# 126	Pittsburgh	PA	15215
*	*	Old Navy	USA	26742 Portola Pkwy Ste A	Foothill Ranch	CA	92610
*	*	Old Navy	USA	1101 SuperMall Way #1070	Auburn	WA	98001
*	*	Old Navy	USA	1975 Diamond Blvd Suite D-1000	Concord	CA	94520
*	*	Old Navy	USA	5000 Westheimer #300	Houston	TX	77056
*	*	Old Navy	USA	3200 N. Federal Highway sp.501	Fort Lauderdale	FL	33306
*	*	Old Navy	USA	610 6th Avenue	New York	NY	10011
*	*	Old Navy	USA	6100 North Point Parkway	Alpharetta	GA	30202
*	*	Old Navy	USA	740 Barrett Parkway #200	Kennesaw	GA	30144
*	*	Old Navy	USA	140 Commerce Blvd. #3	Fairless Hills	PA	19030
*	*	Old Navy	USA	8656 SE Sunnyside Rd	Clackamas	OR	97015
*	*	Old Navy	USA	1241 Point Mallard Parkway	Decatur	AL	35601
*	*	Gap Full Concept	USA	1200 East County Lane #185	Ridgeland	MS	39157
*	*	Gap	USA	1000 Turtle Creek, Sp. 740	Hattiesburg	MS	39402
*	*	Gap	USA	1001 Barnes Crossing Rd.,	Tupelo	MS	38804
*	*	Gap/Kids	USA	136 Dog Wood Blvd	Flowood	MS	39232
*	*	Old Navy	USA	15555 East 14th St	San Leandro	CA	94577
*	*	Old Navy	USA	1922 West Pullman Road	Moscow	ID	83843
*	*	Old Navy	USA	2070 Santa Rosa Avenue	Santa Rosa	CA	95407
*	*	Old Navy	USA	5424 New Hope Commons Drive	Durham	NC	27707
*	*	Old Navy	USA	220 South Route 59 Ste #A2	Naperville	IL	60540
*	*	Old Navy	USA	5900 E. Virginia Beach Blvd. #50	Norfolk	VA	23502
*	*	Old Navy	USA	12017 Rockville Pike #B	Rockville	MD	20852
*	*	Old Navy	USA	4950 Pacific Ave. Unit #433	Stockton	CA	95207
*	*	Old Navy	USA	1865 B. Mt. Zion Rd.	Morrow	GA	30260
*	*	Old Navy	USA	9858 Carousel Center Drive	Syracuse	NY	13290
*	*	Old Navy	USA	495 Union St. #1150	Waterbury	CT	6702
*	*	Old Navy	USA	625 Atlantic Ave. Sp. #102	Brooklyn	NY	11217
*	*	Old Navy	USA	2566 East Colonial Drive	Orlando	FL	32803
*	*	Old Navy	USA	6747 Fallbrook Avenue	West Hills	CA	91307
*	*	Old Navy	USA	4640 E. Roosevelt Blvd.	Philadelphia	PA	19124
*	*	Old Navy	USA	1949 E. Camelback Road	Phoenix	AZ	85016
*	*	Old Navy	USA	5041 Jericho Turnpike	Commack	NY	11725
*	*	Old Navy	USA	15600 NE 8th Street, E2	Bellevue	WA	98008
*	*	Old Navy	USA	1132 So Rochester Rd.	Rochester Hills	MI	48307

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
31 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	1731 Olentangy River Road	Columbus	OH	43212
*	*	Old Navy	USA	6687 Strip Ave.	North Canton	OH	44720
*	*	Old Navy	USA	901 South Coast Drive Bldg J	Costa Mesa	CA	92626
*	*	Old Navy	USA	3636 W. Dublin Grandville Road	Columbus	OH	43235
*	*	Old Navy	USA	18260 Royalton Road	Strongsville	OH	44136
*	*	Old Navy	USA	2164 E. 80th Avenue	Hobart	IN	46410
*	*	Old Navy	USA	976 West Street Road	Warminster	PA	18974
*	*	Old Navy	USA	2575 Towne Center Blvd.	Sugar land	TX	77479
*	*	Old Navy	USA	500 Connecticut Avenue	Norwalk	CT	6854
*	*	Old Navy	USA	8881 Ladue Rd., Sp. B	Ladue	MO	63124
*	*	Old Navy	USA	881 Montauk Highway	West Babylon	NY	11704
*	*	Old Navy	USA	1504 Old Country Road	Westbury	NY	11590
*	*	Old Navy	USA	3440 Highland Ave.	National City	CA	91950
*	*	Old Navy	USA	7123 S 1300 E Street	Midvale	UT	84047
*	*	Old Navy	USA	246 West 1300 South	Orem	UT	84058
*	*	Old Navy	USA	2335 Dixwell Ave	Hamden	CT	6514
*	*	Old Navy	USA	845 White Plains Rd.	Bronx	NY	10473
*	*	Old Navy	USA	12209 Fair Lakes Promenade Dr.	Fairfax	VA	22033
*	*	Old Navy	USA	116 Pavilion Parkway	Fayetteville	GA	30214
*	*	Old Navy	USA	2200 Tanger Blvd	Washington	PA	15301
*	*	Gap	USA	4301 West Wisconsin Avenue Space #518	Appleton	WI	54913
*	*	Old Navy	USA	1641 East Monte Vista Ave.	Vacaville	CA	95688
*	*	Old Navy	USA	1831 Village West Parkway	Kansas City	KS	66111
*	*	Old Navy	USA	2259 South 9th Street	Salina	KS	67401
*	*	Old Navy	USA	3046 Mountain View Dr	Anchorage	AK	99501
*	*	Old Navy	USA	16454 North Marketplace Blvd	Nampa	ID	83687
*	*	Old Navy	USA	2200 Eastridge Loop	San Jose	CA	95122
*	*	Old Navy	USA	2736 Brice Road	Reynoldsburg	OH	43068
*	*	Old Navy	USA	9000 J.M. Keynes Drive	Charlotte	NC	28262
*	*	Old Navy	USA	9551 South Blvd.	Charlotte	NC	28273
*	*	Old Navy	USA	4609 East Ray Road	Phoenix	AZ	85044
*	*	Old Navy	USA	138 Danada Square West	Wheaton	IL	60187
*	*	Old Navy	USA	7418 N. Blackstone	Fresno	CA	93720
*	*	Old Navy	USA	7601 South Cicero Ave	Chicago	IL	60652
*	*	Old Navy	USA	1 Buckhead Loop, NE	Atlanta	GA	30326
*	*	Old Navy	USA	8631 River Crossing Blvd.	Indianapolis	IN	46240
*	*	Old Navy	USA	2155 W. 22nd Street #6	Oakbrook	IL	60521
*	*	Old Navy	USA	8722 East 71st Street Bldg. B	Tulsa	OK	74133
*	*	Old Navy	USA	5000 Arizona Mills Circle # 495	Tempe	AZ	85282
*	*	Old Navy	USA	1498 Golf Road	Schaumburg	IL	60173
*	*	Old Navy	USA	5175 Sunrise Hwy	Bohemia	NY	11716
*	*	Old Navy	USA	10940 Sunset Plaza	St. Louis	MO	63127
*	*	Old Navy	USA	5201 East 41st Street	Tulsa	OK	74135
*	*	Old Navy	USA	5601 Bandera Road #120	San Antonio	TX	78238

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
32 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	371A Boardman Poland Road	Youngstown	OH	44512
*	*	Old Navy	USA	2532 Solomons Island Road	Annapolis	MD	21401
*	*	Old Navy	USA	1752 N. Jantzen Beach Center	Portland	OR	97217
*	*	Old Navy	USA	3942 S.W. Archer Road #107	Gainesville	FL	32608
*	*	Old Navy	USA	6867 Hwy 6 North	Houston	TX	77084
*	*	Old Navy	USA	1101 El Camino	Redwood City	CA	94063
*	*	Old Navy	USA	260 Meyerland Plaza	Houston	TX	77096
*	*	Old Navy	USA	2209 South Mooney Blvd #495	Visalia	CA	93277
*	*	Old Navy	USA	340 Bay Chester Ave	Bronx	NY	10475
*	*	Old Navy	USA	12065 Metcalf Avenue	Overland Park	KS	66213
*	*	Old Navy	USA	8020 Wedgewood Lane North	Maple Grove	MN	55369
*	*	Old Navy	USA	485 Arsenal Street	Watertown	MA	2172
*	*	Old Navy	USA	1730 West Fullerton Avenue	Chicago	IL	60614
*	*	Old Navy	USA	1322 Greenbrier Parkway	Chesapeake	VA	23320
*	*	Old Navy	USA	1291 Johnson Ferry Road #800	Marietta	GA	30068
*	*	Old Navy	USA	138 East Broadway	Bloomington	MN	55425
*	*	Old Navy	USA	11745 I-H10 West #740	San Antonio	TX	78230
*	*	Old Navy	USA	4510 N. Grape Road	Mishawaka	IN	46545
*	*	Old Navy	USA	239 Junction Rd. #D	Madison	WI	53717
*	*	Old Navy	USA	218 Morrell Road	Knoxville	TN	37919
*	*	Old Navy	USA	977 Valley Road, Bldg F1	Gillette	NJ	7933
*	*	Old Navy	USA	386 Greece Ridge Center Drive #12	Rochester	NY	14626
*	*	Old Navy	USA	2700 Soncy Road	Amarillo	TX	79121
*	*	Old Navy	USA	4801 Overton Ridge Blvd., Ste 140	Fort Worth	TX	76132
*	*	Old Navy	USA	31365 Orchard Lake Road	Farmington Hills	MI	48334
*	*	Old Navy	USA	1 Mills Circle Sp. #350	Ontario	CA	91764
*	*	Old Navy	USA	525 N. Stephanie Street	Henderson	NV	89014
*	*	Old Navy	USA	2220 Hamilton Place Blvd	Chattanooga	TN	37421
*	*	Old Navy	USA	1161 Hammond Dr., Suite 140	Atlanta	GA	30346
*	*	Old Navy	USA	4018 Conroy Rd	Orlando	FL	32819
*	*	Old Navy	USA	120 Gasser Road	Baraboo	WI	53913
*	*	Old Navy	USA	2000 Coastal Grand Circle	Myrtle Beach	SC	29577
*	*	Old Navy	USA	4801 Outer Loop	Louisville	KY	40219
*	*	Old Navy	USA	599 West 49th Street	Hialeah	FL	33012
*	*	Old Navy	USA	2421 Cranberry Highway	Wareham	MA	2571
*	*	Old Navy	USA	21847 Town Center Dr.	Watertown	NY	13601
*	*	Old Navy	Canada	645 Landsdowne Street West	Peterborough	ON	K9J7Y5
*	*	Old Navy	USA	2180 N. Rainbow Blvd,	Las Vegas	NV	89108
*	*	Old Navy	USA	3131 E. Main St. #C-16	Mohegan Lake	NY	10547
*	*	Old Navy	USA	13605 S. Dixie Hwy #130	Miami	FL	33176
*	*	Old Navy	USA	8085 Giacosa Place	Memphis	TN	38133
*	*	Old Navy	USA	721 E. Colliseum Blvd.	Ft. Wayne	IN	46805
*	*	Old Navy	USA	3250 Airport Blvd.,	Mobile	AL	36606
*	*	Old Navy	USA	345 Collins Rd. N.E.	Cedar Rapids	IA	52404

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
33 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	447 Menlo Park Mall	Edison	NJ	8837
*	*	Old Navy	USA	180 STATE ROUTE 35 & 36 S	Eatontown	NJ	7724
*	*	Old Navy	USA	700 Paramus Park	Paramus	NJ	7652
*	*	Old Navy	USA	2497 Okeechobee Blvd #A	West Palm Beach	FL	33409
*	*	Old Navy	USA	1815 South 10th Street	McAllen	TX	78503
*	*	Old Navy	USA	10210 South State St. #C	Sandy	UT	84070
*	*	Old Navy	USA	7700 East Kellogg #914	Wichita	KS	67207
*	*	Old Navy	USA	3621 Jefferson Davis Hwy #5	Alexandria	VA	22305
*	*	Old Navy	USA	1 Walden Galleria, Sp. L-209	Buffalo	NY	14225
*	*	Old Navy	USA	346 W. Army Trail Road	Bloomingdale	IL	60108
*	*	Old Navy	USA	2655 Richmond Ave. #204-205	Staten Island	NY	10314
*	*	Old Navy	USA	9605 Queens Blvd	Rego Park	NY	11374
*	*	Old Navy	USA	34-03 48th Street	Long Island City	NY	11101
*	*	Old Navy	USA	640 W. Dekalb Pike #2000	King of Prussia	PA	19406
*	*	Old Navy	USA	2000 Brittian Road	Akron	OH	44310
*	*	Old Navy	USA	255 E. Basse Road #110	San Antonio	TX	78209
*	*	Old Navy	USA	3320 Silas Creek Pkwy #BU648	Winston-Salem	NC	27103
*	*	Old Navy	USA	8306 Tamarack Village	Woodbury	MN	55125
*	*	Old Navy	USA	1263 Promenade Place	Eagan	MN	55121
*	*	Old Navy	USA	5425 S. Padre Island Drive	Corpus Christie	TX	78411
*	*	Old Navy	USA	6640 Youree Drive	Shreveport	LA	71105
*	*	Old Navy	USA	309 Summit Blvd	Birmingham	AL	35243
*	*	Old Navy	USA	4891 Kietzke Lane	Reno	NV	89517
*	*	Old Navy	USA	1470 Palisades Center Drive #F105	West Nyack	NY	10994
*	*	Old Navy	USA	3000 Bridgepointe Parkway	San Mateo	CA	94404
*	*	Old Navy	USA	3690 Easton Market	Columbus	OH	43219
*	*	Old Navy	USA	5065 Main Street	Trumbell	CT	6611
*	*	Old Navy	USA	3379 Tittawabassee Road	Saginaw	MI	48604
*	*	Old Navy	USA	9856 Cortana Place	Baton Rouge	LA	70815
*	*	Old Navy	USA	7595 France Avenue Bldg D, Ste #110	Edina	MN	55435
*	*	Old Navy	USA	5625 Bay St	Emeryville	CA	94608
*	*	Old Navy	USA	10000 California Street, Suite 1237	Omaha	NE	68114
*	*	Old Navy	USA	4350 Montgomery Rd. #A	Ellicott City	MD	21043
*	*	Old Navy	USA	8123 Honeygo Blvd	Baltimore	MD	21236
*	*	Old Navy	USA	7007 Friars Road Sp 211	San Diego	CA	92108
*	*	Old Navy	USA	990 Camino Del Rio North	San Diego	CA	92180
*	*	Old Navy	USA	373 N. Congress Avenue	Boynton Beach	FL	33426
*	*	Old Navy	USA	(2210 West Memorial Rd.)	Oklahoma City	OK	73134
*	*	Old Navy	USA	850 Hartford Turnpike, Space H103A	Waterford	CT	6385
*	*	Old Navy	USA	1782 N. Woodland Park Drive	Layton	UT	84041
*	*	Old Navy	USA	1557 Almonesson Road	Deptford	NJ	8096
*	*	Old Navy	USA	23672 US Highway 19 North #13	Clearwater	FL	34625
*	*	Old Navy	USA	19225 Biscayne Blvd.	Aventura	FL	33180
*	*	Old Navy	USA	15100 Crossroads Parkway	Gulfport	MS	39503

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
34 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	18065 NW Evergreen Parkway	Beaverton	OR	97006
*	*	Old Navy	USA	1821 University Dr. # 120	Vista	CA	92083
*	*	Old Navy	USA	6024 Westnedge	Portage	MI	49002
*	*	Old Navy	USA	5293 Harvey #400	Norton Shores	MI	49444
*	*	Old Navy	USA	1572 S. Randall Road	Geneva	IL	60134
*	*	Old Navy	USA	14367 West Colfax Avenue	Golden	CO	80401
*	*	Old Navy	USA	6260 Columbia Crossing Drive	Columbia	MD	21045
*	*	Old Navy	USA	3710 Route 9 #B140	Freehold	NJ	7728
*	*	Old Navy	USA	11066 Pecan Park Blvd., Suite #115	Austin	TX	78613
*	*	Old Navy	USA	2175 Summer Street	Stamford	CT	6905
*	*	Old Navy	USA	8170 Park Lane, C-124	Dallas	TX	75231
*	*	Gap/Kids	USA	701 Lynnhaven Parkway	Virginia Beach	VA	23452
*	*	Gap/Kids/Baby	USA	12300 Jefferson Ave.	Newport News	VA	23602
*	*	Old Navy	USA	933 W. Interstate Ave	Bismarck	ND	58501
*	*	Old Navy	USA	1 Crossgates Mall road #D119	Albany	NY	12203
*	*	Old Navy	USA	106 S. Brand Blvd.	Glendale	CA	91205
*	*	Old Navy	USA	19401 Alderwood Mall Parkway #120	Lynnwood	WA	98036
*	*	Old Navy	USA	4900 Cutler #B	Albuquerque	NM	87110
*	*	Old Navy	USA	1300 Ulster Avenue #L02	Kingston	NY	12401
*	*	Old Navy	USA	1 Galleria Drive #D113	Middletown	NY	10941
*	*	Old Navy	USA	6711 Frontier Drive	Springfield	VA	22150
*	*	Old Navy	USA	100 Cambridgeside Place	Cambridge	MA	2141
*	*	Old Navy	USA	3211 Peoples Street # J	Johnson City	TN	37604
*	*	Old Navy	USA	150 W. 34th Street	New York	NY	10001
*	*	Old Navy	USA	503-511 Broadway	New York	NY	10012
*	*	Old Navy	USA	3692 E. Franklin Boulevard	Gastonia	NC	28054
*	*	Old Navy	USA	1117 Woodrff rd. SPN217	Greenville	SC	29507
*	*	Old Navy	USA	219 Robert C. Daniel Parkway	Augusta	GA	30909
*	*	Old Navy	USA	801 Market Street	San Francisco	CA	94103
*	*	Old Navy	USA	417 N. Harlem Avenue	Oak Park	IL	60302
*	*	Old Navy	USA	95 North Moorland #C24	Brookfield	WI	53005
*	*	Old Navy	USA	2348 E. Springs Drive	Madison	WI	53704
*	*	Old Navy	USA	90 Providence Hwy	Walpole	MA	2032
*	*	Old Navy	USA	1900 9th St. North - Sp. M5	Naples	FL	34102
*	*	Old Navy	USA	4601 S. Broadway Sp. H-17A	Tyler	TX	75703
*	*	Old Navy	USA	6155 Eastex Freeway, Suite C338	Beaumont	TX	77706
*	*	Old Navy	USA	1401 W. Esplanade Ave,	Kenner	LA	70065
*	*	Old Navy	USA	100 Main Street # 422	White Plains	NY	10601
*	*	Old Navy	USA	1711 Belle Isle Blvd.	Oklahoma City	OK	73118
*	*	Old Navy	USA	1260 Carl D. Silver Parkway	Fredericksberg	VA	22401
*	*	Old Navy	USA	2050 E. Texas Avenue South	College Station	TX	77840
*	*	Old Navy	USA	53 W. Hillsdale Blvd	San Mateo	CA	94403
*	*	Old Navy	USA	12767 Riverdale Blvd	Coon Rapids	MN	55448
*	*	Old Navy	USA	15310 Shawnee Mission Pkwy.	Shawnee	KS	66217

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
35 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	3000 Grapevine Mill Parkway #245	Grapevine	TX	76051
*	*	Old Navy	USA	2950 Pine Lake Road, Suite A	Lincoln	NE	68516
*	*	Old Navy	USA	1700-F Fruitville Pike	Lancaster	PA	17601
*	*	Old Navy	USA	3101 Cobb Parkway	Atlanta	GA	30339
*	*	Old Navy	USA	131 Glensford Drive, Space 102	Fayetteville	NC	28303
*	*	Old Navy	USA	13915 20th Ave.	College Point	NY	11356
*	*	Old Navy	USA	10655 Westview Parkway	San Diego	CA	92131
*	*	Old Navy	USA	526 N. Milwaukee Street	Boise	ID	83704
*	*	Old Navy	USA	4962 Dublin Blvd.	Dublin	CA	94568
*	*	Old Navy	USA	140 Harbison Blvd.	Columbia	SC	29210
*	*	Old Navy	USA	1960 Pavillion Way	Lexington	KY	40509
*	*	Old Navy	USA	5100 Kings Plaza - Space F1U	Brooklyn	NY	11234
*	*	Old Navy	USA	18030 US Highway 281 North	San Antonio	TX	78216
*	*	Old Navy	USA	2825 S. Glenstone Ave, Space #D01B	Springfield	MO	65804
*	*	Old Navy	USA	3858 Market Cente Dr	Tupelo	MS	38801
*	*	Old Navy	USA	5820 Antioch Road	Merriam	KS	66202
*	*	Old Navy	USA	8401 Gateway West, Space G16	El Paso	TX	79925
*	*	Old Navy	USA	1600 Miller Trunk Highway, Space L-20	Duluth	MN	55811
*	*	Old Navy	USA	25650 N. The Old Road (In Stevensen Ranch)	Valencia	CA	91381
*	*	Old Navy	USA	2700 Miamisburg-Centersville #560	Dayton	OH	45459
*	*	Old Navy	USA	880 Sunrise Highway	Bay Shore	NY	11706
*	*	Old Navy	USA	3000 Northline Ave.	Greensboro	NC	27408
*	*	Gap	USA	4325 Glenwood Avenue #252	Raleigh	NC	27612
*	*	Gap/Kids/Baby	USA	1105 Walnut Street Space G-116	Cary	NC	27511
*	*	Gap Full Concept	USA	6910 Fayetteville Rd.	Durham	NC	27713
*	*	Old Navy	USA	5555 Whittlesey Blvd	Columbus	GA	31909
*	*	Old Navy	USA	6724 Charlotte Pike	Nashville	TN	37209
*	*	Old Navy	USA	7902 Town Center Pkwy	Papillion	NE	68046
*	*	Old Navy	USA	1321 East Gladstone St.	Glendora	CA	91740
*	*	Old Navy	USA	11096 Bulloch Drive	Manassas	VA	20109
*	*	Old Navy	USA	6025 Kruse Drive #135	Solon	OH	44139
*	*	Old Navy	USA	750 Sunland Park Dr.	El Paso	TX	79912
*	*	Old Navy	USA	3369 E. Foothill Blvd.	Pasadena	CA	91107
*	*	Old Navy	USA	2440 Chemical Rd	Plymouth Meeting	PA	19462
*	*	Old Navy	USA	8 Allstate Road	Boston	MA	2125
*	*	Old Navy	USA	11110 Mall Circle	Waldorf	MD	20603
*	*	Old Navy	USA	1350 Travis Blvd.	Fairfield	CA	94533
*	*	Old Navy	USA	13788 Northwest	Houston	TX	77041
*	*	Old Navy	USA	619 N. Main Street	Stillwater	OK	74075
*	*	Old Navy	USA	3328 West Owen K. Garriott Road	Enid	OK	73071
*	*	Old Navy	USA	12801 B Chenal Parkway	Little Rock	AR	72211
*	*	Old Navy	USA	1800 -Rosecrans Avenue	Manhattan Beach	CA	90266
*	*	Old Navy	USA	3401 East Fairview Avenue	Meridian	ID	83642
*	*	Old Navy	USA	4037 128th Avenue SE	Bellevue	WA	98006

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
36 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	7605 San Dario Avenue	Laredo	TX	78045
*	*	Old Navy	USA	845 County Route 64	Elmira	NY	14903
*	*	Old Navy	USA	6901 Security Blvd, Space 343	Baltimore	MD	21244
*	*	Old Navy	USA	1460 Fording Island Rd #300	Bluffton	SC	29910
*	*	Old Navy	USA	3801 Oakwood Drive	Hollywood	FL	33020
*	*	Old Navy	USA	180 S. Brea Blvd.	Brea	CA	92821
*	*	Old Navy	USA	800 E. Dimond St., Ste. 182	Anchorage	AK	99515
*	*	Old Navy	USA	17301 Valley Mall Dr #584	Hagerstown	MD	21740
*	*	Old Navy	USA	4500 N. Oracle Rd.	Tucson	AZ	85705
*	*	Old Navy	USA	5027 Second Avenue, Ste. 37	Kearney	NE	68846
*	*	Old Navy	USA	5555 Youngstown-Warren Road Sp 362	Niles	OH	44446
*	*	Old Navy	USA	1 Mall Rd.	Barboursville	WV	25504
*	*	Old Navy	USA	2399 Meadowbrook Road	Bridgeport	WV	26330
*	*	Old Navy	USA	2088 Interchange Rd	Millcreek Township	PA	16565
*	*	Old Navy	USA	2801 Wilma Rudolph Boulevard Sp 715	Clarksville	TN	37040
*	*	Old Navy	USA	2695 Edmondson Road	Cinncinati	OH	45209
*	*	Old Navy	USA	678 Bel Air Road	Bel Air	MD	21014
*	*	Old Navy	USA	11531 NW 12th St.	Miami	FL	33172
*	*	Old Navy	USA	3379 Buford Drive, Sp 1022	Buford	GA	30519
*	*	Old Navy	USA	9922 Mission Gorge Rd	Santee	CA	92071
*	*	Old Navy	USA	1250 Western Blvd.,	Jacksonville	NC	28540
*	*	Old Navy	USA	555 Shops @ Mission Viejo	Mission Viejo	CA	92691
*	*	Old Navy	USA	5870 East Broadway Blvd.	Tucson	AZ	85711
*	*	Old Navy	USA	6588 Douglas Blvd. Space E-2	Douglasville	GA	30135
*	*	Old Navy	USA	3700 Rivertown Parkway #1006 & 2002	Grandville	MI	49418
*	*	Old Navy	USA	2059 Scenic Hwy #106	Snellville	GA	30278
*	*	Old Navy	USA	1025 Westminster Mall Space 2080A	Westminster	CA	92683
*	*	Old Navy	USA	10,000 Coors Blvd.	Albuquerque	NM	87114
*	*	Gap	USA	6593 Las Vegas Blvd. South	Las Vegas	NV	89109
*	*	Gap/Body	USA	3450 wrightsboro rd	Augusta	GA	30909
*	*	Gap	USA	269 King St.	Charleston	SC	29401
*	*	Gap	USA	100 Columbiana Circle Road #1230	Columbia	SC	29223
*	*	Gap	USA	700 Haywood Road Space #2003,2004,2005	Greenville	SC	29607
*	*	Gap/Kids/Baby	USA	1229 Belk Dr., Suite H1	Mt. Pleasant	SC	29464
*	*	Old Navy	USA	11160 Viers Mill Road	Wheaton	MD	20902
*	*	Old Navy	USA	300 Lycoming Mall Circle	Pennsdale	PA	17756
*	*	Old Navy	USA	3399 Steelyard Dr.	Cleveland	OH	44109
*	*	Old Navy	USA	1180 Blowing Rock Road	Boone	NC	28607
*	*	Old Navy	USA	8308 Highway 7	St. Louis Park	MN	55426
*	*	Old Navy	USA	16215 N. Scottsdale Blvd	Scottsdale	AZ	85254
*	*	Old Navy	USA	4439 Commons Drive East	Destin	FL	32541
*	*	Old Navy	USA	155 Goodman Rd. West	Southhaven	MS	38671
*	*	Old Navy	USA	1590 Dogwood Drive	Conyers	GA	30013
*	*	Old Navy	USA	8111 Concord Mills Blvd.	Concord	NC	20827

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
37 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	5000 Katy Mills Circle #619	Katy	TX	77494
*	*	Old Navy	USA	3500 Ross Clarke Blvd.	Dothan	AL	36303
*	*	Old Navy	USA	2701 Parker Rd.	Round Rock	TX	78681
*	*	Old Navy	USA	21450 Hawthorne Blvd.	Torrance	CA	90503
*	*	Old Navy	USA	4806 Baldwin Road	Orion Township	MI	48359
*	*	Old Navy	USA	3111 Midwestern Parkway, Sp. 580	Wichita Falls	TX	76308
*	*	Old Navy	USA	2755 E. Bidwell Street	Folsom	CA	95630
*	*	Old Navy	USA	8715 South West 124th Ave	Miami	FL	33186
*	*	Old Navy	USA	800 N. Green River Road, Sp 202	Evansville	IN	47715
*	*	Old Navy	USA	10 Stephen King Drive	Augusta	ME	4330
*	*	Old Navy	USA	371 Putman Pike	Smithfield	RI	2971
*	*	Old Navy	USA	1655 Boston Road Space 134	Springfield	MA	1129
*	*	Old Navy	USA	701 Lynnhaven Parkway, Ste. 1068	Virginia Beach	VA	23452
*	*	Old Navy	USA	2300 East 17th St., Ste. 1200	Idaho Falls	ID	83404
*	*	Old Navy	USA	3810 N. Mall Avenue	Fayetteville	AR	72703
*	*	Old Navy	USA	2400 Elida Road, Sp 324	Lima	OH	45805
*	*	Old Navy	USA	1615 E. Empire Street #1341	Bloomington	IL	61701
*	*	Old Navy	USA	9 Mystic View Rd.	Everett	MA	2149
*	*	Old Navy	USA	335 Russell Street	Hadley	MA	1035
*	*	Old Navy	USA	3011 Brandywine Parkway	Wilmington	DE	19803
*	*	Old Navy	USA	3333 Preston Rd., Ste. 600	Frisco	TX	75034
*	*	Old Navy	USA	13935 Hall Road	Shelby Township	MI	48315
*	*	Old Navy	USA	9435 Skokie Blvd.	Skokie	IL	60077
*	*	Old Navy	USA	1601 Willow Lawn Dr.	Richmond	VA	23230
*	*	Old Navy	USA	2215 Black Rock Turnpike	Fairfield	CT	6825
*	*	Old Navy	USA	4155 Route 31	Clay	NY	13041
*	*	Old Navy	USA	1117 Emmet Street	Charlottesville	VA	22903
*	*	Old Navy	USA	2450 Pablo Kisel Blvd. Bldg. F	Brownsville	TX	78526
*	*	Old Navy	USA	286 New Britain Ave., Space C3	Plainville	CT	6062
*	*	Old Navy	USA	403 N. Alafaya Trail, Sp 6	Orlando	FL	32828
*	*	Old Navy	USA	7556 Commons Blvd.	Victor	NY	14564
*	*	Old Navy	USA	105 Orland Park Place, Sp 001	Orland Park	IL	60462
*	*	Old Navy	USA	270 Louden Rd	Concord	NH	3301
*	*	Old Navy	USA	45 Gosling Road #8	Newington	NH	3801
*	*	Old Navy	USA	2060 Crossroads Center	Waterloo	IA	50702
*	*	Old Navy	USA	7113 Plaza Center Drive	West Jordan	UT	84084
*	*	Old Navy	USA	3533 Washetenaw Ave.	Ann Arbor	MI	48108
*	*	Old Navy	USA	200 Westgate Dr., Space W-121	Brockton	MA	2301
*	*	Gap	USA	3200 Las Vegas Blvd So. # 1190 1st flr	Las Vegas	NV	89109
*	*	Gap/Kids/Baby	USA	2180 N. Rainbow Blvd.	Las Vegas	NV	89108
*	*	Gap/Kids/Baby	USA	3500 Las Vegas Blvd., So. L-13 & L17	Las Vegas	NV	89109
*	*	Old Navy	USA	300 Providence Highway, Rte 1 Sp9003	Dedham	MA	2026
*	*	Old Navy	USA	913 Blossom Hill Rd. Sp. D4, D7, D8, D9, D11	San Jose	CA	95123
*	*	Old Navy	USA	2601 Dawson Road,	Albany	GA	31707

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
38 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	3251 North Pleasantberg Drive	Greenville	SC	29609
*	*	Old Navy	USA	90 Pleasant Street, Sp. 120	Methuen	MA	1844
*	*	Old Navy	USA	300 Mary Esther Blvd., Sp 8H	Ft. Walton	FL	32569
*	*	Old Navy	USA	1 Flat Iron Crossing Unit 2152	Broomfield	CO	80021
*	*	Old Navy	USA	400 South Baldwin Avenue, Sp. E8	Arcadia	CA	91007
*	*	Old Navy	USA	4498 Lemay Ferry Road	St. Louis	MO	63129
*	*	Old Navy	USA	2166 West 4th Street	Mansfield	OH	44906
*	*	Old Navy	USA	6249 Slide Road	Lubbock	TX	79414
*	*	Old Navy	USA	3345 W. Main #1	Norman	OK	73072
*	*	Old Navy	USA	144 Providence Place, Sp. R201	Providence	RI	2903
*	*	Old Navy	USA	5800 Crossroads Center Way	Falls Church	VA	22041
*	*	Old Navy	USA	7900 Shelbyville Road	Louisville	KY	40222
*	*	Old Navy	USA	1488 Old Aberdeen Road	Columbus	MS	39701
*	*	Old Navy	USA	1232 Third St. Promenade	Santa Monica	CA	90401
*	*	Old Navy	USA	122 Woodstock Square Ave.	Woodstock	GA	30188
*	*	Old Navy	USA	10509 South Mall Drive	Baton Rouge	LA	70809
*	*	Old Navy	USA	277 Main St	Exton	PA	19341
*	*	Old Navy	USA	3500 EAST WEST HWY	Hyattsville	MD	20782
*	*	Old Navy	USA	2671 South MacArthur Dr.	Alexandria	LA	71301
*	*	Old Navy	USA	1365 North Dupont Hwy.	Dover	DE	19901
*	*	Old Navy	USA	139 Oprymills Drive	Nashville	TN	37214
*	*	BR Outlet	USA	32100 Las Vegas Blvd. South # 462	Primm	NV	89019
*	*	BR Outlet	USA	241 Fort Evans Rd. NE Suite #441	Leesburg	VA	20176
*	*	BR Outlet	USA	454 Evergreen Court	Central Valley	NY	10917
*	*	BR Outlet	USA	17 Common Court	North Conway	NH	3860
*	*	BR Outlet	USA	800 Highway 400 South, Suite 973	Dawsonville	GA	30534
*	*	BR Outlet	USA	One Premium Outlet Blvd. Sp 550	Wrentham	MA	2093
*	*	BR Outlet	USA	2601 South McKenzie Street	Foley	AL	36535
*	*	BR Outlet	USA	39 Main Street	Freeport	ME	4032
*	*	BR Outlet	USA	6699 North Landmark Dr.	PARK CITY	UT	84098
*	*	BR Outlet	USA	800 Steven B. Tanger Blvd., Sp 1005	Commerce	GA	30529
*	*	BR Outlet	USA	1645 Parkway Sp. 990	Sevierville	TN	37862
*	*	BR Outlet	USA	1770 West Main Street/ Bldg 17	Riverhead	NY	11901
*	*	BR Outlet	USA	651Kapowski Rd.	Elizabeth	NJ	7201
*	*	BR Outlet	USA	465 Prime Outlets Blvd., Sp #800	Hagerstown	MD	21740
*	*	BR Outlet	USA	8111 Concord Mills Blvd.	Concord	NC	20827
*	*	BR Outlet	USA	5000 Katy Mills Circle	Katy	TX	77494
*	*	BR Outlet	USA	94798 Lumiaina Street, Ste 411	Waipahu	HI	96797
*	*	BR Outlet	USA	4015 S INTERSTATE 35	San Marcos	TX	78666
*	*	BR Outlet	USA	36445 Seaside Outlet Dr.	Rehoboth	DE	19971
*	*	BR Outlet	USA	1001 Arney Rd. Ste#100	Woodburn	OR	97071
*	*	BR Outlet	USA	690 Ventura Blvd., Suite 100	Camarillo	CA	93010
*	*	BR Outlet	USA	8200 Vineland Ave space 400	Orlando	FL	32821
*	*	BR Outlet	USA	1414 Fording Island Rd.	Bluffton	SC	29910

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
39 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	BR Outlet	USA	240 Oprymills Drive, Sp. 648	Nashville	TN	37214
*	*	BR Outlet	USA	12801 West Sunrise Blvd.	Sunrise	FL	33323
*	*	BR Outlet	USA	7600 Clark Rd. Space 448	Hanover	MD	21076
*	*	BR Outlet	USA	2700 Potomac Mills St. Sp #961	Woodbridge	VA	22192
*	*	BR Outlet	USA	6170 West Grand Avenue	Gurnee	IL	60031
*	*	BR Outlet	USA	4345 Camino De La Plaza	San Ysidro	CA	92173
*	*	BR Outlet	USA	5610 Paseo Del Norte	Carlsbad	CA	92008
*	*	Old Navy	USA	6366 Ridgewood Ct Dr	Jackson	MA	39211
*	*	BR Outlet	USA	1100 Stanley K Tanger Blvd.	Lancaster	PA	17602
*	*	BR Outlet	USA	11211 120th Ave	Pleasant Prairie	WI	53158
*	*	BR Outlet	USA	820 West Stacy Road Suite 116	Allen	TX	75013
*	*	BR Outlet	USA	1875 Franklin Mills Circle	Philadelphia	PA	19154
*	*	BR Outlet	USA	10850 Factory Shops Blvd.	Gulfport	MS	39503
*	*	Gap Outlet	USA	6699 North Landmark Dr.	Park City	UT	84098
*	*	Gap/Kids	USA	2516 E. Sunrise Blvd #K-9	Ft. Lauderdale	FL	33304
*	*	Gap/Body	USA	19501 Biscayne Blvd., Sp. #439/447	N. Miami Beach	FL	33180
*	*	Gap	USA	6000 Glades Rd	Boca Raton	FL	33431
*	*	Gap/Kids	USA	3174 Northwest Federal Hwy SP# 3440	Jensen Beach	FL	34957
*	*	Gap/Body	USA	3101 PGA Blvd. Sp. 223	Palm Beach	FL	33410
*	*	Gap/Kids/Baby	USA	8888 SW 136TH ST	MIAMI	FL	33176-5883
*	*	Gap	USA	401 Biscayne Blvd #R103	Miami	FL	33132
*	*	Gap Full Concept	USA	3015 Grand Ave #101	Coconut Grove	FL	33133
*	*	Gap	USA	7271 Dadeland Mall, sp. 3250/3260	Miami	FL	33156
*	*	Gap/Kids/Baby	USA	5495 Tamiami Trail North	Naples	FL	34108
*	*	Gap/Kids/Baby	USA	11401 Pines Blvd	Pembroke Pines	FL	33026
*	*	Gap	USA	8705 S.WEST 124TH AVE	Miami	FL	33183
*	*	Gap	USA	673 Collins Ave., Sp. 1	Miami Beach	FL	33139
*	*	Gap/Kids/Baby	USA	5701 Sunset Dr., Suite 274	South Miami	FL	33143
*	*	Gap/Kids/Baby	USA	13499 U.S. 41, Suite . 135	Ft. Meyers	FL	33907
*	*	Gap Full Concept	USA	1455 NW 107th Ave.	Miami	FL	33172
*	*	Gap/Kids	USA	1700 W.New Haven Ave	Melbourne	FL	32904
*	*	Gap/Kids	USA	1001-1009 Lincoln Road	Miami Beach	FL	33139
*	*	Gap	USA	701 South RoseMary Ave	West Palm Beach	FL	33401
*	*	BR Outlet	USA	3000 Grapevine Mills Parkway	Grapevine	TX	76051
*	*	Old Navy	USA	9876 Rea Road	Charlotte	NC	28277
*	*	Old Navy	USA	145 Holt Garrison Parkway	Danville	VA	24540
*	*	Old Navy	USA	12240 S. Beyer Rd.	Birch Run	MI	48415
*	*	Old Navy	USA	I700 Tuscola Blvd.	Tuscola	IL	61953
*	*	Old Navy	USA	16640 Highlands Center Boulevard	Bristol	VA	24202
*	*	BR Outlet	USA	3939 IH-35 South	San Marcos	TX	78666
*	*	BR Outlet	USA	1900 Military Road	Niagara Falls	NY	14304
*	*	Old Navy	USA	13118 Highway 61 N	Robinsonville	MS	38664
*	*	Old Navy	USA	1431 West Bay Area Blvd	Webster	TX	77598
*	*	Old Navy	USA	231 Stacy Rd.	Fairview	TX	75069
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
40 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	8674 Park Meadows Center Dr	Lone Tree	CO	80124
*	*	Old Navy	USA	7557 West Bell Rd.	Peoria	AZ	85382
*	*	Old Navy	USA	1325 Maple Tree Place	Williston	VT	5495
*	*	Old Navy	USA	117 N. Cattlemen Rd.	Sarasota	FL	34243
*	*	Old Navy	USA	701 N. Milwaukee Ave.	Vernon Hills	IL	60061
*	*	Old Navy	Canada	6631 Island Highway North space 69	Nanaimo	BC	V9T 4T7
*	*	Old Navy	USA	2480 Fairview Avenue North	Roseville	MN	5113
*	*	Old Navy	USA	221 Lighthouse place	Michigan City	IN	46360
*	*	Old Navy	USA	6699 Northlandmark Dr.SP#M-120	Park City	UT	84098
*	*	Old Navy	USA	Route 16	North Conway	NH	3860
*	*	Old Navy	USA	314 Flat Rock Place	Westbrook	CT	6498
*	*	Old Navy	USA	38573 Tanger Dr.	North Branch	MN	55056
*	*	Old Navy	USA	6415 La Beaux Ave.	Albertville	MN	55301
*	*	Old Navy	USA	300 Tanger Blvd	Branson	MO	65616
*	*	Gap	USA	13925 So.Viriginia St.	Reno	NV	89511
*	*	Gap/Kids/Baby	USA	2345 Meadowbrook Road Unit 345	Bridgeport	WV	26330
*	*	Old Navy	USA	1911 Leesburg Grove Rd	Grove City	PA	16127
*	*	Old Navy	USA	505 Tanger Dr.	Williamsburg	IA	52361
*	*	Old Navy	USA	3875 Market Place Center	Traverse City	MI	49684
*	*	Old Navy	USA	1475 North Burkhart Rd., Ste. E-250	Howell	MI	48843
*	*	Old Navy	USA	6750 W. Frontage Rd	Medford	MN	55049
*	*	Old Navy	USA	15661 South Apopka Vineland Rd	Lake Buena Vista	FL	32821
*	*	Old Navy	USA	7795 W. Flagler St.	Miami	FL	33144
*	*	Old Navy	USA	10823 Kings Road Suite 300	Myrtle Beach	SC	29572
*	*	Old Navy	USA	1500 East Devils Lake Rd	Lincoln City	OR	97367
*	*	Old Navy	USA	395 Outlet Center Dr	Queenstown	MD	21658
*	*	Old Navy	USA	8000 Factory Shops Blvd.	Jeffersonville	OH	43128
*	*	Old Navy	USA	1863 Gettysburg Dr., Bldg. E-2	Gettysburg	PA	17325
*	*	Old Navy	USA	1645 Park Way,	Sevierville	TN	37862
*	*	Old Navy	USA	697 Hillside Avenue	New Hyde Park	NY	11040
*	*	Old Navy	USA	868 Northeast Mall Blvd., Anchor 4	Hurst	TX	76053
*	*	Old Navy	USA	1114 S. 17th St.	Kokomo	IN	46902
*	*	Old Navy	USA	747 Northwest 12th St. Bld c	Gresham	OR	97030
*	*	Old Navy	USA	1420 Holland -Slyvania Rd.	Holland	OH	43528
*	*	Old Navy	USA	3370 South US41	Terre Haute	IN	47802
*	*	Old Navy	USA	400 Baldhill Road, Ste 300	Warwick	RI	2886
*	*	Old Navy	USA	439 South Wadworth Blvd.	Lakewood	CO	80226
*	*	Old Navy	USA	7800 Montgomery Road, Space 10	Cincinnati	OH	45236
*	*	Old Navy	USA	560 East Waterfront Dr.	Homestead	PA	15120
*	*	Old Navy	USA	35852 Detroit Rd	Avon	OH	44011
*	*	Old Navy	USA	3535 Crater Lake Hwy	Medford	OR	97504
*	*	Old Navy	USA	7000 Arundel Mills Circle, Space E-4	Elkridge	MD	21076
*	*	Old Navy	USA	2034 Green Acres	Valley Stream	NY	11581
*	*	Old Navy	USA	11028 Parkside Dr.	Knoxville	TN	37923

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
41 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	2100 S. University Dr.	Davie	FL	33324
*	*	Old Navy	USA	1450 Ala Moana Blvd. Sp 1011	Honolulu	HI	96814
*	*	Old Navy	USA	3320 Brunswick Pike, Space D14	Lawrence Township	NJ	8648
*	*	Old Navy	USA	19075 Interstate 45 S	Shenandoah	TX	77385
*	*	Old Navy	USA	146 Wildwood Parkway,	homewood	AL	35209
*	*	Old Navy	USA	649 West Edgar Rd	Linden	NJ	7036
*	*	Old Navy	USA	4014 East 53rd St.	Davenport	IA	52807
*	*	Old Navy	USA	94-815 Lumiaina Street, Bldg. 6	Waipahu	HI	96797
*	*	Old Navy	USA	334 Coddingtown Mall	Santa Rosa	CA	95401
*	*	Old Navy	USA	1851 So Columbus Blvd	Philadelphia	PA	19148
*	*	Old Navy	USA	1940 N. Dixie Hwy.	Elizabethtown	KY	42701
*	*	Old Navy	USA	900 Dana Dr.	Redding	CA	96003
*	*	Old Navy	USA	140 Fulton Avenue	Hempstead	NY	11550
*	*	Old Navy	USA	1001 Market St.	Philadelphia	PA	19107
*	*	Old Navy	USA	1150 75th Street	Downers Grove	IL	60516
*	*	Old Navy	USA	2900 East Southlake Blvd.	Southlake	TX	76092
*	*	Old Navy	USA	437 Arena Hub Plaza	Wilkes-Barre	PA	18702
*	*	Old Navy	USA	400 South State Road, Unit ABC 7	Springfield	PA	19064
*	*	Old Navy	USA	112 Eisenhower Parkway, 2nd Floor	Livingston	NJ	7039
*	*	Old Navy	USA	2800 North Reserve Street	Missoula	MT	59808
*	*	Old Navy	USA	385 Faith Rd.	Salisbury	NC	28146
*	*	Old Navy	USA	2465 NW Arterial	Dubuque	IA	52002
*	*	Old Navy	USA	231 Westshore Plaza	Tampa	FL	33609
*	*	Old Navy	USA	8512 S. Painter Avenue Ste B	Whittier	CA	90602
*	*	Old Navy	USA	230 Dogwood Blvd	Flowood	MS	39232
*	*	Old Navy	USA	1250 South Washington st.	North Attleboro	MA	2760
*	*	Old Navy	USA	10530-I NE Parkway	Matthews	NC	28105
*	*	Old Navy	USA	9155 W. Stockton Blvd	Elk Grove	CA	95758
*	*	Old Navy	USA	2317 Vestal Parkway East	Vestal	NY	13850
*	*	Old Navy	USA	1201 Hooper Ave. Sp1049	Toms River	NJ	8753
*	*	Old Navy	USA	100 Commercial Rd.	Leominster	MA	1453
*	*	Old Navy	USA	3581 North Freeway Blvd	Sacramento	CA	95834
*	*	Old Navy	USA	11659 Bandera Rd.	San Antonio	TX	78250
*	*	Old Navy	USA	3 South Tunnel Road	Asheville	NC	28805
*	*	Old Navy	USA	2281 TYRONE SQ	St. Petersburg	FL	33710
*	*	Old Navy	USA	524 East Danenberg DR	El Centro	CA	92243
*	*	Old Navy	USA	2855 Stevens Creek Blvd.	Santa Clara	CA	95050
*	*	Old Navy	USA	7051 S. Desert Blvd	El Paso	TX	79932
*	*	Old Navy	USA	30050 Haun Road	Menifee	CA	92584
*	*	Old Navy	USA	14049 Town Center Blvd	Noblesville	IN	46060
*	*	Old Navy	USA	5001 E. Expressway 83	Mercedes	TX	78570
*	*	Old Navy	USA	455 The Arches Circle	Deer Park	NY	11729
*	*	Gap/Kids/Baby	USA	4501 War Memorial #127	Peoria	IL	61613
*	*	Gap/Kids/Baby	USA	1615 East Empire Sp. 1130	Bloomington	IL	61701

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
42 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Old Navy	USA	1136 South Clearview Pkwy	Harahan	LA	70123
*	*	Old Navy	USA	1201 Barbara Jordan Blvd	Austin	TX	78751
*	*	Old Navy	USA	21001 N. Tatum Blvd.	N Scottsdale	AZ	85050
*	*	Old Navy	USA	1620 Gadsden Hwy	Trussville	AL	35173
*	*	Old Navy	USA	15290 W 119 th Street	Olathe	KS	66062
*	*	Old Navy	USA	2441 North Maize Rd.	Wichita	KS	67205
*	*	Old Navy	USA	101 North Range Line sp 154	Joplin	MO	64801
*	*	Old Navy	USA	4030 West Jefferson Blvd.	Ft. Wayne	IN	46804
*	*	Old Navy	USA	100 US Hwy 41	Schererville	IN	46375
*	*	Old Navy	USA	65 Independence Drive	Hyannis	MA	2601
*	*	Old Navy	USA	1656 NW Chipman Rd.	Lees Summit	MO	64081
*	*	Old Navy	USA	4800 Golf Road	Eau Claire	WI	54701
*	*	Old Navy	USA	1400 Willowbrook Mall	Wayne	NJ	7470
*	*	Old Navy	USA	381 Gateway center drive	Brooklyn	NY	11239
*	*	Old Navy	USA	2620 Watson Blvd	Warner Robins	GA	31093
*	*	Old Navy	USA	5125 Jonestown Rd.	Harrisburg	PA	17112
*	*	Old Navy	USA	1244 Galleria Blvd.	Roseville	CA	95678
*	*	Old Navy	USA	1050 N Main St	Logan	UT	84341
*	*	Old Navy	USA	4653 Presidentil Pkwy.	Macon	GA	31206
*	*	Old Navy	USA	2023 Forest Avenue	Chico	CA	95928
*	*	Old Navy	USA	330 Crossroads Plaza	CARY	NC	27511
*	*	Old Navy	USA	100 Central Mall	Lawton	OK	73501
*	*	Old Navy	USA	1775 Washington St	Hanover	MA	2339
*	*	Old Navy	USA	8251 Flying Cloud Drive	Eden Praire	MN	55344
*	*	Old Navy	USA	3801 32nd Ave. South	Grand Forks	ND	58208
*	*	Old Navy	USA	20505 North Rand Rd.	Kildeer	IL	60047
*	*	Old Navy	USA	3115 SW Cedar Hills Blvd.	Beaverton	OR	97005
*	*	Old Navy	USA	2310 SW Military Dr	San Antonio	TX	78224
*	*	Old Navy	USA	8328 Agora Parkway	Selma	TX	78154
*	*	Old Navy	USA	1040 Fairplain Dr	Benton Harbor	MI	49022
*	*	Old Navy	USA	1901 E. Madison Avenue	Mankato	MN	56001
*	*	Old Navy	USA	1564 Governors Square Blvd.	Tallahassee	FL	32301
*	*	Old Navy	USA	1716 East Washington	Union Gap	WA	98903
*	*	Old Navy	USA	1079 Burnsville Center	Burnsville	MN	55306
*	*	Old Navy	USA	3301 East Main Street	Ventura	CA	93003
*	*	Old Navy	USA	2030 Bridgeview Blvd	Twin Falls	ID	83301
*	*	Old Navy	USA	1221 Collidge Rd (Hwy)	Troy	MI	48084
*	*	Old Navy	USA	7101 Democracy Blvd.	Bethesda	MD	20817
*	*	Old Navy	USA	730 Rt 73 South	Marlton	NJ	8053
*	*	Old Navy	USA	4901 Kickapoo Ave	Shawnee	OK	74804
*	*	Old Navy	USA	4325 Glenwood Avenue	Raleigh	NC	27612
*	*	Old Navy	USA	1979 Malvern Ave	Fullerton	CA	92833
*	*	Gap/Kids	USA	3518 Capitol Mall	Camp Hill	PA	17011
*	*	Gap	USA	2801 Whiteford Rd.	York	PA	17402

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
43 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap/Kids/Baby	USA	F8 SUSQUEHANNA VALLEY MALL	Selinsgrove	PA	17870
*	*	Old Navy	USA	655 Route 318	Waterloo	NY	13165
*	*	Old Navy	USA	1776 Military Road	Niagara Falls	NY	14304
*	*	Old Navy	USA	1947 Old County Road #1425	Riverhead	NY	11901
*	*	Old Navy	USA	3001 South Washburn	Oshkosh	WI	54904
*	*	Old Navy	USA	112 West Linmar Ln.	Johnsen Creek	WI	53038
*	*	Old Navy	USA	4015 Interstate 35 South	San Marcos	TX	78666
*	*	Old Navy	USA	301 Tanger Dr.	Terrell	TX	75160
*	*	Old Navy	USA	12634 Fountain Lake Circle	Stafford	TX	77477
*	*	Old Navy	USA	2200 Tanger Blvd., Space 105	Gonzales	LA	70737
*	*	Old Navy	USA	1009 Flatbush Avenue, Space 2	Brooklyn	NY	11226
*	*	Old Navy	USA	100 Citadel Drive	Commerce	CA	90040
*	*	Old Navy	USA	36698 Bay Side Outlet Drive	Rehoboth Beach	DE	19971
*	*	Old Navy	USA	241 Fort Evans Rd. sp1403	Leesburg	VA	20176
*	*	Old Navy	USA	1825 N Pebble Creek Parkway	Goodyear	AZ	85338
*	*	Gap Body	USA	2040 Chestnut Street	San Francisco	CA	94123
*	*	Gap Body	USA	1201 Lake Woodlands Dr., Suite 1044	The Woodlands	TX	77380
*	*	Gap Body	USA	43 South State Street	Newtown	PA	18940
*	*	Old Navy	USA	7410 W. 19th St.	Tinely Park	Il	60477
*	*	Gap	USA	2901 East College Ave	State College	PA	16801
*	*	Old Navy	USA	7665 N Academy Boulevard	Colorado Springs	CO	80920
*	*	Old Navy	USA	201 East Central Texas Expressway	Harker Heights	TX	76548
*	*	Old Navy	USA	280 Patriot Place	Foxborough	MA	2035
*	*	Old Navy	USA	2 Meadows Circle Dr	Lake Saint Louis	MO	63367
*	*	Old Navy	USA	517 E 117th St, Space 305, 3rd Lvl, Bldg A	Manhattan	NY	10035
*	*	Banana Republic	Canada	1680 Richmond Street	London	ON	N6G 3Y9
*	*	Banana Republic	Canada	218 Yonge St.,Level 3 Space GP01	Toronto	ON	M5B2H6
*	*	Banana Republic	Canada	3401 Dufferin Street	Toronto	ON	M6A3A1
*	*	Banana Republic	Canada	8770 170th St., Sp. R-221	Edmonton	AB	T5T3J7
*	*	Banana Republic	Canada	80 Bloor Street West	Toronto	ON	M5S2V1
*	*	Banana Republic	Canada	25 The West Mall	Etobicoke	ON	M9C1B8
*	*	Banana Republic	Canada	700 W. Georgia St.,Sp.#D6162	Vancouver	BC	V7Y1A1
*	*	Banana Republic	Canada	650 West 41st Ave.	Vancouver	BC	V5Z2M9
*	*	Banana Republic	Canada	1098 Robson Street	Vancouver	BC	V6E1A7
*	*	Banana Republic	Canada	317-7th Ave S.W, Sp 210	Calgary	AB	T2P2Y9
*	*	Banana Republic	Canada	600 Park Royal North	Vancouver	BC	V7T1H9
*	*	Banana Republic	Canada	6455 MacleodTrail South	Calgary	AB	T2HOK9
*	*	Banana Republic	Canada	218 Yonge Street, 2nd Level	Toronto	ON	M5B2H1
*	*	Banana Republic	Canada	2901 Bayview Avenue	Willowdale	ON	M2K1E6
*	*	Banana Republic	Canada	6551 No. 3 Road	Richmond	BC	V6Y2B6
*	*	Banana Republic	Canada	100 Anderson Rd SE	Calgary	AB	T2J3V1
*	*	Banana Republic	USA	990 Higuera Street	San Luis Obispo	CA	93401
*	*	Banana Republic	USA	6218 Newberry Road	Gainesville	FL	32605
*	*	Banana Republic	USA	6587 Las Vegas Blvd South	Las Vegas	NV	89119

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
44 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Banana Republic	USA	6121 West Park Blv	Plano	TX	75093
*	*	Banana Republic	Canada	2960 Kingsway Drive	Kitchener	Ontario	N2C1X1
*	*	Banana Republic	USA	11800 West Broad St,	Richmond	VA	23233
*	*	Banana Republic	Canada	17600 Younge Street	Newmarket	ON	L3Y4Z1
*	*	Banana Republic	USA	358 San Lorenzo Ave	Coral Gables	FL	33146
*	*	Banana Republic	USA	5135 West Alabama	Houston	TX	77056
*	*	Old Navy	USA	3535 US Highway 1	Princeton	NJ	8540
*	*	Old Navy	USA	1425 S.O.M Center Rd	Mayfield Heights	OH	44124
*	*	Old Navy	USA	2203 Promenade Blvd. Suite 20250	Rogers	AR	72758
*	*	Old Navy	USA	9887 Glades Rd	Boca Raton	FL	33434
*	*	Old Navy	USA	19079 LBJ FREEWAY	Mesquite	TX	75150
*	*	Old Navy	USA	6143 Forest Plaza	RockFord	IL	61108
*	*	Old Navy	USA	2000 N NEIL ST	Champaigne	IL	61821
*	*	Old Navy	USA	2755 Beene Blvd.	Bossier City,	LA	71111
*	*	Old Navy	USA	128 Bailey Farm Rd	Monroe	NY	10950
*	*	Old Navy	USA	364 Maine Mall Rd.	South Portland	ME	4106
*	*	Old Navy	USA	2087 Smith Haven Mall	Lake Grove	NY	11755
*	*	Old Navy	USA	205 Market St. Space 1960	Yonkers	NY	10710
*	*	Old Navy	USA	4603 Maine Ave. SE	Rochester	MN	55904
*	*	Old Navy	USA	14521 Orchard Pkway	Westminster	CO	80023
*	*	Old Navy	USA	4440 13th Ave. SW	Fargo	ND	58103
*	*	Old Navy	USA	1504 W.O. Ezell Blvd space b	SPARTANBURG	SC	29301
*	*	Old Navy	Canada	501 1st Ave. South	Lethbridge	AB	T1J 4L9
*	*	Old Navy	USA	2701 Bergen Town Center	Paramus	NJ	7652
*	*	Gap/Kids/Baby	USA	1800 Galleria Blvd.	Franklin	TN	37067
*	*	Gap	USA	7600 Kingston Pike	Knoxville	TN	37919
*	*	Gap/Kids/Baby	USA	2011 N. Roan #25	Johnson City	TN	37601
*	*	Gap	USA	2126 Abbott Martin Rd. - Sp. 236	Nashville	TN	37215
*	*	Gap/Kids/Baby	USA	2801 Wilma Rudolph Blvd. Sp. 310/325	Clarksville	TN	37040
*	*	Gap	USA	1720 Old Fort Parkway	Murfreesboro	TN	37129
*	*	Gap/Body	Puerto Rico	525 Franklin D. Roosevelt Ave.	Hato Rey	PR	918
*	*	Old Navy	USA	12801 Sawgrass Mills	Sunrise	FL	33323
*	*	Old Navy	USA	8200 Vineland Ave space k17	Orlando	FL	32821
*	*	Gap/Kids	USA	430 Colonie Center	Albany	NY	12205
*	*	Gap Full Concept	USA	1 Crossgates Mall	Albany	NY	12203
*	*	Gap/Kids	USA	333 Broadway	Saratoga Springs	NY	12866
*	*	Kids/Baby Outlet	USA	820 W. Stacy Road	Allen	TX	75013
*	*	BR Outlet	USA	4250 W. Anthem Way	Phoenix	AZ	85086
*	*	Gap/Kids/Baby	USA	1 North Galleria Drive	Middletown	NY	10941
*	*	Gap/Kids/Baby	USA	65 South Moger	Mt Kisco	NY	10549
*	*	Gap/Kids/Baby	USA	1340 Boston Post Road	Larchmont	NY	10538
*	*	Gap	USA	125 Westchester Ave.	White Plains	NY	10601
*	*	Gap	USA	51 Virginia Ave Sp # F206	West Nyack	NY	10994
*	*	Gap/Kids	USA	271-85 Fordham Road, Suite 400	Bronx	NY	10458

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
45 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap Full Concept	USA	4200 Conroy Road	Orlando	FL	32839
*	*	GAP	USA	125 Main st.	Westport	CT	6880
*	*	Gap	USA	320 The Bridge Street	Huntsville	AL	35806
*	*	Gap Outlet	USA	400 Fulton Street	Brooklyn	NY	11201
*	*	Gap/Body	USA	1500 Apalachee Parkway	Tallahassee	FL	32301
*	*	Gap Kids/Baby	USA	9595 Six Pines Drive	The Woodlands	TX	77380
*	*	Gap	USA	423 86th Street	Brooklyn	NY	11209
*	*	Gap/Kids/Baby	USA	3710 Route 9	Freehold	NJ	7728
*	*	Gap	USA	2322 Montauk Hwy.	Bridgehampton	NY	11932
*	*	Gap	USA	30-260 Mall Drive West	Jersey City	NJ	7310
*	*	Gap	USA	207 East Broad Street	Westfield	NJ	7090
*	*	Gap	USA	629 Valley Road	Upper Montclair	NJ	7043
*	*	Gap/Body	USA	3056 State Route 10	Denville	NJ	7834
*	*	Gap/Body/Kids	USA	1970 Merrick Road	Merrick	NY	11566
*	*	Gap/Kids	USA	100 Arden Place	Port Jefferson	NY	11777
*	*	Gap	USA	2150 Highway 35, #D1	Wall Township or Sea Girt	NJ	07762 or 08750
*	*	Gap	USA	16020 Crossbay Blvd.	Howard Beach	NY	11414
*	*	Gap	USA	30-133A Mall Drive West, Sp. A034A	Jersey City	NJ	7310
*	*	Gap/Kids	USA	423 Chestnut Ridge	Woodcliff Lake	NJ	7675
*	*	Gap/Kids/Baby	USA	225 River Road	Edgewater	NJ	7020
*	*	Gap/Kids	USA	170 E.Jericho Turnpike	Commack	NY	11725
*	*	Gap	USA	9200 Stony Point Parkway	Richmond	VA	23235
*	*	Gap Kids/Baby	USA	201 Evergreen Way	South Windsor	CT	6074
*	*	Gap	USA	201 Evergreen Way	South Windsor	CT	6074
*	*	Gap/Kids/Baby	USA	192 Main Street	Westlake	OH	44145
*	*	Gap	USA	101 Jordan Creek Parkway	West Des Moines	IA	50226
*	*	Gap/Body	USA	3801 US Highway 9	Old Bridge	NJ	8857
*	*	Gap Kids/Baby	USA	3801 US Highway 9	Old Bridge	NJ	8857
*	*	Gap	USA	8401 Gateway Blvd Space #E-3	El Paso	TX	79925
*	*	Gap	USA	199 Market St	Yonkers	NY	10710
*	*	Gap	USA	1466 Broadway	New York	NY	10036
*	*	Gap	USA	1511 Third Avenue	New York	NY	10028
*	*	Gap/Kids/Baby	USA	1212 Avenue of the Americas	New York	NY	10036
*	*	Gap	USA	657 Third Avneue	New York	NY	10017
*	*	Gap/Kids/Baby	USA	1988 Broadway	New York	NY	10023
*	*	Gap/Kids/Baby	USA	211-15 26th Ave.	Bayside	NY	11360
*	*	Gap/Body	USA	752 Broadway	New York	NY	10003
*	*	Gap/Kids/Baby	USA	680 5th Avenue	New York	NY	10019
*	*	Gap	USA	278 8th Avenue	New York	NY	10011
*	*	Gap Kids/Baby	USA	10287 East Shelby Drive	Collierville	TN	38017
*	*	Gap/Kids	USA	300 Lycoming Circle	Muncy	PA	17756
*	*	Gap	USA	29 Wyoming Valley Mall Sp #542	Wilkes-Barre	PA	18702
*	*	Gap Kids/Baby	USA	10000 Research Blvd. - Sp. 105	Austin	TX	78759
*	*	Gap Kids/Baby	USA	801 Friendly Center Road Sp F1	Greensboro	NC	27408

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
46 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap Kids	USA	3681 Palisades Center Drive #H305	West Nyack	NY	10994
*	*	Gap Kids/Baby	USA	15 Wyoming Valley Mall	Wilkes-Barre	PA	18702
*	*	Gap Kids/Baby	USA	7007 Friars Rd., Suite H2-251	San Diego	CA	92108
*	*	Gap Kids/Baby	USA	1750 Deptford Center Road Sp # 1009	Deptford	NJ	8096
*	*	Gap Kids	USA	5725 Johnston St., Sp. E188	Lafayette	LA	70503
*	*	Gap Kids	USA	2126 Abbott Martin Rd.	Nashville	TN	37215
*	*	Gap Kids/Baby	USA	2500 N. Mayfair Road	Wauwatosa	WI	53226
*	*	Gap Kids/Baby	USA	5043 Tuttle Crossing Blvd, Sp. 287	Dublin	OH	43016
*	*	Gap Kids/Baby	USA	1815 Hawthorne Blvd	Redondo Beach	CA	90278
*	*	Gap/Kids/Baby	USA	1616 S University Drive	Ft Worth	TX	76107
*	*	Gap/Kids	USA	3000 Towne Centre Blvd.	Lansing	MI	48912
*	*	Gap Kids/Baby	USA	2900 East College Avenue Sp 512	State College	PA	16801
*	*	Gap Kids	USA	521-A Bay Park Square	Green Bay	WI	54304
*	*	Gap Kids	USA	2200 South 10th Street	McAllen	TX	78503
*	*	Gap Kids/Baby	USA	800 East Dimond Blvd., Suite 184	Anchorage	AK	99515
*	*	Gap Kids/Baby	USA	27000 Crown Valley Parkway Sp. 003	Mission Viejo	CA	92691
*	*	Gap Kids/Baby	USA	16010 Crossbay Blvd.	Howard Beach	NY	11414
*	*	Gap Kids	USA	5450 West Lovers Lane	Dallas	TX	75209
*	*	Gap Kids/Baby	USA	1151 Galleria Blvd sp # 246	Roseville	CA	95678
*	*	Gap Kids/Baby	USA	3401 Dale Road Sp. #412	Modesto	CA	95356
*	*	Gap Kids/Baby	USA	9301 Tampa Avenue	Northridge	CA	91324
*	*	Gap Kids/Baby	USA	1740 N. Sheffield Avenue	Chicago	IL	60614
*	*	Gap Kids	USA	4201 North Shiloh Drive	Fayetteville	AR	72703
*	*	Gap/Kids/Baby	USA	808 West Main	Spokane	WA	99201
*	*	Gap/Kids/Baby	USA	556 Columbia Center #537	Kennewick	WA	99336
*	*	Gap/Kids	USA	14700 East Indiana	Spokane	WA	99216
*	*	Gap Kids	USA	6801 Northlake Mall Drive	Charlotte	NC	28216
*	*	Gap/Kids	USA	3175 28th Street SE	Grand Rapids	MI	49512
*	*	Gap/Kids	USA	6650 South Westnedge	Portage	MI	49024
*	*	Gap Full Concept	USA	3700 Rivertown Parkway Suite 2052	Grandville	MI	49418
*	*	Gap	USA	5600 Harvey St.	Muskegon	MI	49444
*	*	Gap Outlet	USA	7400 Las Vegas Blvd. South Suite 420	Las Vegas	NV	89123
*	*	Gap Outlet	Canada	15735 Croydon Dr, C106	Surrey	BC	V3S 2L5
*	*	Gap Outlet	Canada	805 Boyd St.	New Westminister	BC	V3m 5x2
*	*	Gap Outlet	USA	11401 NW 12th Street, Sp 441	Miami	FL	33172
*	*	Gap Outlet	USA	1247 W Pearce Blvd	Wentzville	MO	63385
*	*	BR Outlet	Canada	805 Boyd St. spaceC110	New Westminister	BC	V3m 5x2
*	*	BR Outlet	Canada	61 Hector Gate	Dartmouth	NS	B3B 0C1
*	*	Gap Outlet	USA	1030 NE Coronado Dr	Blue Springs	MO	64014
*	*	BR Outlet	USA	4630 Baldwin Rd, Sp 116	Auburn Hills	MI	48326
*	*	Gap Outlet	USA	Paragon Outlets @ Grand Prarie	Grand Prarie	TX	75052
*	*	Gap Outlet	USA	3700 N. Cabela Blvd.	Lehi	UT	84043
*	*	Gap Outlet	USA	4000 Arrowhead Rd, Suite 290	Mebane	NC	27302
*	*	Gap Outlet	USA	80 Premium Outlets space 299	Merrimack	NH	3054

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
47 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap Outlet	Canada	5950 Rodeo Drive	Mississauga	ON	L5R 3V6
*	*	Gap Outlet	Canada	8180 11th Street SE	Calgary	AB	T2H 3B5
*	*	Gap Outlet	USA	166-02 JAMAICA AVENUE	Jamaica	NY	11432
*	*	Banana Republic	Canada	19 Karl Fraser Road	NORTH YORK	ON	M3C 0E6
*	*	Banana Republic	USA	742 W. Shaw	Fresno	CA	93704
*	*	Banana Republic	USA	121-125 West Broughton St.	Savannah	GA	31401
*	*	Banana Republic	USA	16535 South West Freeway	Sugarland	TX	77479
*	*	Banana Republic	USA	2009 Santa Rosa Plaza	Santa Rosa	CA	95401
*	*	Banana Republic	USA	346 Exton Square Pkwy Space 2165	Exton	PA	19341
*	*	Banana Republic	USA	1512 5th Ave. (Men's)	Seattle	WA	98101
*	*	Banana Republic	USA	4201 Shiloh Dr.	Fayetteville	AR	72703
*	*	Banana Republic	USA	6501 North Grape St.	Mishawaka	IN	46545
*	*	Banana Republic	USA	2200 S. 10th St.	McAllen	TX	78503
*	*	Banana Republic	USA	100 Huntington Avenue	Boston	MA	2116
*	*	Banana Republic	USA	100 Robinson Center Dr.	Pittsburgh	PA	15205
*	*	Banana Republic	USA	2 Valley River Drive	Eugene	OR	97401
*	*	Banana Republic	USA	2015 Birch Road	Chula Vista	CA	91915
*	*	Banana Republic	USA	1215 Niagara Falls Blvd.	Amherst	NY	14226
*	*	Banana Republic	USA	701 South RoseMary Ave	West Palm Beach	FL	33401
*	*	Banana Republic	USA	900 N Michigan Ave	Chicago	IL	60611
*	*	Banana Republic	USA	7911 Pacific Coast Highway	Newport Beach	CA	92657
*	*	Banana Republic	USA	3265 West Market Street	Fairlawn	OH	44333
*	*	Banana Republic	USA	735 State Street	Santa Barbara	CA	93101
*	*	Banana Republic	USA	4301 W Wisconsin Ave.	Appleton	WI	54913
*	*	Banana Republic	USA	6650 South Westnedge Ave	Portage	MI	49024
*	*	Banana Republic	USA	1500 Fox Valley Center	Aurora	IL	60504
*	*	Banana Republic	USA	4226 Summit Plaza Dr.	Louisville	KY	40241
*	*	Banana Republic	USA	19346 NW Emma Way	Hillsboro	OR	97214
*	*	Banana Republic	USA	4201 Coldwater Road	Ft. Wayne	IN	46805
*	*	Banana Republic	USA	1114 Baybrook Mall Dr	Friendswood	TX	77546
*	*	Banana Republic	USA	6910 Fayetteville Rd., Suite 130	Durham	NC	27713
*	*	Banana Republic	USA	913-49 West North Avenue	Chicago	IL	60614
*	*	Banana Republic	USA	500 Route 73 South	Marlton	NJ	8053
*	*	Gap Outlet	USA	3501 N. Granville Ave	Muncie	IN	47303
*	*	Gap Outlet	USA	1504 County Road	Westbury	NY	11590
*	*	Gap Outlet	USA	1259 Marina Blvd.	San Leandro	CA	94577
*	*	Gap Outlet	USA	14500 LaPlaisance Road, Suite D-20	Monroe	MI	48161
*	*	Gap Outlet	USA	11606 North East Executive Drive	Edinburgh	IN	46124
*	*	Gap Outlet	USA	455 Belwood Road	Calhoun	GA	30701
*	*	Gap/Kids/Baby Outlet	USA	795 S. Grand Central Parkway	Las Vegas	NV	89106
*	*	Gap Outlet	USA	1000 Crossing Outlet Square	Tannersville (Pocono)	PA	18372
*	*	Gap Outlet	USA	325 US Route 1	Kittery	ME	3904
*	*	Gap Outlet	USA	1981 State Highway 273	Anderson	CA	96007
*	*	Gap Outlet	USA	2457 Main Street	Lake Placid	NY	12946

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
48 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap Outlet	USA	241 Fort Evans Road NE, Suite 601	Leesburg	VA	20176
*	*	Gap Outlet	USA	13000 Folsom Blvd	Folsom	CA	95630
*	*	Gap Outlet	USA	450 NW 257th Avenue, Suite 470	Troutdale	OR	97060
*	*	Gap Outlet	USA	1101 Supermall Way, Ste. 1373	Auburn	WA	98001
*	*	Gap Outlet	USA	2200 Petaluma Blvd. N. Sp. 300	Petaluma	CA	94952
*	*	Gap Outlet	USA	540 Ventura Blvd	Camarillo	CA	90310
*	*	Gap Outlet	USA	48400 Seminole Drive	Cabazon	CA	92230
*	*	Gap Outlet	USA	549 S. Chillicothe Road, Sp. 440	Aurora	OH	44202
*	*	Gap Outlet	Puerto Rico	165 Prime Outlet Blvd #	Barceloneta	PR	617
*	*	Gap Outlet	USA	575 West Linmar Lane - Suite A107	Johnson Creek	WI	53094
*	*	Gap Outlet	USA	4969 International Dr.	Orlando	FL	32819
*	*	Gap Outlet	USA	1435 South Potomac Street, Suite 100	Hagerstown	MD	21740
*	*	Gap Outlet	USA	1500 SE Devils Lake Rd.	Lincoln	OR	97367
*	*	Gap Outlet	USA	10 Farber Dr.	Bellport	NY	11713
*	*	Gap Outlet	USA	One Premium Outlets Blvd	Wrentham	MA	12093
*	*	Gap Outlet	USA	537 Monmouth Rd. SP # 100	Jackson	NJ	8527
*	*	Gap Outlet	USA	One Magnolia Bluff, sp 555	Darien	GA	31305
*	*	Gap Outlet	USA	11800 Factory Shop Blv Sp. 500	Huntley	IL	60142
*	*	Gap Outlet	USA	4540 East Highway 54	Osage Beach	MO	65065
*	*	Gap Outlet	USA	240 FActory Shops Blvd #7	Gaffney	SC	29341
*	*	Gap Outlet	USA	6699 N. Landmark Dr.	Park City	UT	84098
*	*	Gap Outlet	USA	8865 Factory Shops Blvd. Sp 865	Jeffersonville	OH	43128
*	*	Gap Outlet	USA	100 Outlet Village Blvd	Lebanon	TN	37090
*	*	Gap Outlet	USA	1025 Industrial Drive Space #720	Smithfield	NC	27577
*	*	Gap Outlet	USA	5000 Arizona Mills Circle	Tempe	AZ	85282
*	*	Gap Outlet	USA	1770 West Main Street	Riverhead	NY	11901
*	*	Gap Outlet	USA	35 Main Street	Freeport	ME	4032
*	*	Gap Outlet	USA	2601 McKenzie Street	Foley	AL	36535
*	*	Gap Outlet	USA	3939 I.H. 35 South, #770	San Marcos	TX	78666
*	*	Gap Outlet	USA	8555 San Ysidro Ave., Sp F10	Gilroy	CA	95020
*	*	Gap Outlet	USA	10676 Highway 98 East #141-142	Destin	FL	32541
*	*	Gap Outlet	USA	1645 Parkway, Suite 520	Sevierville	TN	37862
*	*	Gap Outlet	USA	800 Steven B. Tanger Blvd., #209	Commerce	GA	30529
*	*	Gap Outlet	USA	2700 Potomac Mills Circle, Sp. 319	Woodbridge	VA	22192
*	*	Gap Outlet	USA	5050 Factory Shops Blvd.	Castle Rock	CO	80104
*	*	Gap Outlet	USA	104 IH 35 E	Hillsboro	TX	76645
*	*	Gap Outlet	USA	11211 - 120th Avenue #66	Kenosha	WI	53142
*	*	Gap Outlet	USA	800 Hwy. 400 S. # 300	Dawsonville	GA	30534
*	*	Gap Outlet	USA	6170 West Grand Avenue Sp 509	Gurnee	IL	60003
*	*	Gap Outlet	USA	222 Killingtonworth Turnpike	Clinton	CT	6413
*	*	Gap Outlet	USA	1475 N. Brukhart Rd., Sp H-150	Howell	MI	48843
*	*	Gap Outlet	USA	470 Evergreen Court	Central Valley	NY	10917
*	*	Gap Outlet	USA	125 C. Stephens Way	Silverthorne	CO	80498
*	*	Gap Outlet	USA	1414 Fording Island Rd sp A100	Bluffton	SC	29910

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
49 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap Outlet	USA	1501 Rutherford Drive	Tulare	CA	93274
*	*	Gap Outlet	USA	36461 Seaside Outlet Dr	Rehoboth Beach	DE	19971
*	*	Gap Outlet	USA	1 Mills Circle	Ontario	CA	91764
*	*	Gap Outlet	USA	5620 Paseo Del Norte	Carlsbad	CA	92006
*	*	Gap Outlet	USA	492 Great Mall Drive	Milpitas	CA	95035
*	*	Gap Outlet	USA	I-79 Route 208/ P.O. Box 1134	Grove City	PA	16127
*	*	Gap Outlet	USA	655 Route 318	Waterloo	NY	13165
*	*	Gap Outlet	USA	1875 Franklin Mills Circle Sp 163	Philadelphia	PA	19154
*	*	Gap Outlet	USA	1770 Lighthouse Place	Michigan City	IN	46360
*	*	Gap Outlet	USA	2700 State Rd 16 Space 101	St. Augustine	FL	32092
*	*	Gap Outlet	USA	4250 West Honda Bow Rd. #385	Phoenix	AZ	85027
*	*	Gap Outlet	USA	32100-108 Las Vegas Blvd., South	Primm	NV	89019
*	*	Gap Outlet	USA	50 Water Street	Lee	MA	1238
*	*	Gap Outlet	USA	111A Nut Tree Rd #8A	Vacaville	CA	95687
*	*	Gap Outlet	USA	12205 Marketplace Dr. Sp. # 60H	Birch Run	MI	48415
*	*	Gap Outlet	USA	1970 Military Road	Niagara Falls	NY	14304
*	*	Gap Outlet	USA	12801 West Sunrise Blvd #	Sunrise	FL	33323
*	*	Gap Outlet	USA	3000 Grapevine Mills Parkway Sp #224	Grapevine	TX	76051
*	*	Gap/Kids/Baby	USA	5000 Empire Mall #141	Sioux Falls	SD	57106
*	*	Gap	USA	31-48 Steinway Street	Long Island City	NY	11103
*	*	Gap	USA	94 Derby St.	Hingham	MA	02043-4202
*	*	BabyGap	USA	94 Derby Street	Hingham	MA	2043
*	*	Gap/Kids	USA	6501 Grape Road #390	Mishawaka	IN	46545
*	*	Gap	USA	4201 Coldwater Road #N10	Ft. Wayne	IN	46805
*	*	Gap Outlet	USA	3735 Marketplace Circle	Traverse City	MI	49684
*	*	Gap Outlet	USA	12330 James Street SP# 190	Holland	MI	49424
*	*	Gap Outlet	USA	5003 Willows Rd. - Suite G106	Alpine	CA	91901
*	*	Gap Outlet	USA	416 Fashion Way	Burlington	WA	98233
*	*	Gap Outlet	USA	E800 Tuscola Blvd	Tuscola	IL	61953
*	*	Gap Outlet	USA	521 South Fork Avenue, Suite L	North Bend	WA	98045
*	*	Gap Outlet	USA	1439 State Route 9	Lake George	NY	12845
*	*	Gap Outlet	USA	6415 Labeaux Ave.NE, Sp. A280	Albertville	MN	55301
*	*	Gap Outlet	USA	245 Tanger Drive	Williamsburg	IA	52361
*	*	Gap Outlet	USA	300 Tanger Blvd., Suite 510	Branson	MO	65616
*	*	Gap Outlet	USA	1863 Gettysburg Village Dr.	Gettysburg	PA	17325
*	*	Gap Outlet	USA	US Highway 321 South	Blowing Rock	NC	28605
*	*	Gap Outlet	USA	9913 Avon Road #560	Burbank	OH	44214
*	*	Gap Outlet	USA	15807 Apopka Vineland	Orlando	FL	32821
*	*	Gap Outlet	USA	2990 Cook Road	West Branch	MI	48661
*	*	BR Outlet	USA	1439 State Route 9	Lake George	NY	12845
*	*	Gap Outlet	USA	4000 S. Frontage Rd Sp# B-2	Vicksburg	MS	39180
*	*	Gap Outlet	USA	5141 Factory Shops	Ellenton	FL	34222
*	*	Gap Outlet	USA	2200 Tanger Blvd.	Gonzales	LA	70737
*	*	Gap Outlet	USA	7100 So. Croatan Highway, Suite 8	Nags Head	NC	27959

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
50 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap Outlet	USA	651 Kapkowski Rd Sp# 260	Elizabeth	NJ	7201
*	*	Gap Outlet	USA	10850 Factory Shops	Gulfport	MS	39503
*	*	Gap Outlet	USA	5000 Katy Mills Circle Spt # 611	Katy	TX	77494
*	*	Gap Outlet	USA	8111 Concord Mills Boulevard Suite 641	Concord	NC	28027
*	*	Gap Outlet	USA	120 Laconia Rd., Suite 110 & 112	Tilton	NH	3276
*	*	Gap Outlet	USA	214 South McClesky, Suite 832	Boaz	AL	35957
*	*	Gap Outlet	USA	301 Tanger Drive, Suite 215	Terrell	TX	Need
*	*	Gap Outlet	USA	5327 Mill Store Road	Lake Park	GA	31625
*	*	Gap Outlet	USA	260 Opry Mills Dr.	Nashville	TN	37214
*	*	Gap Outlet	USA	7000 Arundel Mills Mall	Elkridge	MD	21076
*	*	Gap Outlet	USA	6750 W Frontage Road, Space 45B	Medford	MN	55049
*	*	Gap Outlet	USA	38500 Tanger Dr.	North Branch	MN	55056
*	*	Gap Outlet	USA	4265 Camino de la Plaza	San Ysidro	CA	92173
*	*	Gap Outlet	USA	1002 STANLEY K TANGER BLVD	Lancaster	PA	17602
*	*	Gap Outlet	USA	6601 Hwy 179	Sedona	AZ	86351
*	*	Gap Outlet	USA	4321 Interstate 35 N.	Gainesville	TX	76240
*	*	Gap Outlet	USA	250 East Palm Drive	Florida City	FL	33034
*	*	Gap Outlet	USA	6245 North old 27 Sp.E40,50,60	Freemont	IN	46737
*	*	Gap Outlet	USA	13 SETTLER'S GREEN	No. Conway	NH	3860
*	*	Gap Outlet	Puerto Rico	KM. 18.4 State Rd.	Canovanas	PR	729
*	*	Gap Outlet	USA	1001 Arnie Road, Space 104	Woodburn	OR	97071
*	*	Gap Outlet	USA	20350 Summerline Road	Fort Meyers	FL	33908
*	*	BR Outlet	USA	1 MILLS CIRCLE	Ontario	CA	91764
*	*	BR Outlet	USA	50 Water Street	Lee	MA	1238
*	*	Gap Outlet	USA	485 Arsenal Street	Watertown	MA	02472-2844
*	*	Gap Outlet	USA	820 West Stacy Road	Allen	TX	75013
*	*	Gap Outlet	USA	7051 S. Desert Blvd.	El Paso	TX	79932
*	*	BR Outlet	USA	7051 S. Desert Blvd.	El Paso	TX	79932
*	*	BR Outlet	USA	4957 International Drive	Orlando	FL	32819
*	*	BR Outlet	USA	4540 Highway 54	Osage Beach	MO	65065
*	*	BR Outlet	USA	5050 Factory Shop Blvd.	Castle Rock	CO	80104
*	*	Gap Outlet	USA	18 Lightcap Road	Limerick Township	PA	19464
*	*	BR Outlet	USA	18 Lightcap Road	Limerick Township	PA	19464
*	*	BR Outlet	USA	2200 Tanger Blvd.	Washington	PA	15301
*	*	Gap Outlet	USA	2200 Tanger Blvd.	Washington	PA	15301
*	*	Banana Republic	Canada	900 Maple Avenue	Burlington	ON	L7S 2J8
*	*	Banana Republic	USA	549 Route 130	Hamilton	NJ	8691
*	*	Banana Republic	USA	5145 Peachtree Parkway	Atlanta	GA	30092
*	*	Banana Republic	USA	130 Streets of Chester	Chester	NJ	07930-2008
*	*	Banana Republic	USA	6801 Northlake Mall Drive	Charlotte	NC	28216
*	*	Banana Republic	USA	200 State Street	Boston	MA	2109
*	*	Banana Republic	USA	554 West Farms Mall	Farmington	CT	6032
*	*	Banana Republic	USA	7 Backus Avenue	Danbury	CT	6810
*	*	Banana Republic	USA	208 Bellevue Square	Bellevue	WA	98004
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
51 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Banana Republic	USA	7345 SW Bridgeport Road	Tigard	OR	97224
*	*	Banana Republic	USA	500 Pike St (Womens)	Seattle	WA	98101
*	*	Banana Republic	USA	2855 Stevens Creek Blvd Suite	Santa Clara	CA	95030
*	*	Banana Republic	USA	172 Stanford Shopping Center	Palo Alto	CA	94303
*	*	Banana Republic	USA	125 Hillsdale Mall	San Mateo	CA	94403
*	*	Banana Republic	USA	27500 Novi Road	Novi	MI	48377
*	*	Banana Republic	USA	1450 Ala Moana Blvd #3009	Honolulu	HI	96814
*	*	Banana Republic	USA	256 Grant Avenue	San Francisco	CA	94108
*	*	Banana Republic	USA	357 North Beverly Drive	Beverly Hills	CA	90210
*	*	Banana Republic	USA	150 West Colorado Blvd	Pasadena	CA	91105
*	*	Banana Republic	USA	131 North La Cienga Blvd	Los Angeles	CA	90048
*	*	Banana Republic	USA	3333 Bristol Street	Costa Mesa	CA	92626
*	*	Banana Republic	USA	1815 Hawthorne Blvd Suite 178	Redondo Beach	CA	90278
*	*	Banana Republic	USA	7841 Girard Avenue	La Jolla	CA	92037
*	*	Banana Republic	USA	1866 21st Utica Square #8	Tulsa	OK	74114
*	*	Banana Republic	USA	13250 Dallas Parkway Suite 2010	Dallas	TX	75240
*	*	Banana Republic	USA	7400 San Pedro Ave. Unit 11	San Antonio	TX	78216
*	*	Banana Republic	USA	7615 West Farmington Blvd.	Germantown	TN	38138
*	*	Banana Republic	USA	5135 West Alabama	Houston	TX	77056
*	*	Banana Republic	USA	200 E. Via Rancho Parkway	Escondido	CA	92025
*	*	Banana Republic	USA	2360 Broadway @ 86th St	New York	NY	10024
*	*	Banana Republic	USA	130 East 59th Street	New York	NY	10022
*	*	Banana Republic	USA	2106-R Northern Blvd.	Manhasset	NY	11030
*	*	Banana Republic	USA	100 Grey Rock Place Space F203	Stamford	CT	6901
*	*	Banana Republic	USA	44 Main Street	Westport	CT	6880
*	*	Banana Republic	USA	1200 Morris Turnpike B139	Short Hills	NJ	7078
*	*	Banana Republic	USA	1650 Boston Post Road	Milford	CT	6460
*	*	Banana Republic	USA	1060 Northbrook Court	Northbrook	IL	60062
*	*	Banana Republic	USA	835 North Michigan Avenue #405	Chicago	IL	60611
*	*	Banana Republic	USA	5 Woodfield Dr.	Schaumburg	IL	60173
*	*	Banana Republic	USA	97 Plaza Frontenac	Frontenac	MO	63131
*	*	Banana Republic	USA	3393 Peachtree Road, NE	Atlanta	GA	30326
*	*	Banana Republic	USA	133-35 Montague Street	Brooklyn Heights	NY	11201
*	*	Banana Republic	USA	7937 Tysons Corner Center	McLean	VA	22102
*	*	Banana Republic	USA	3200 M Street	Washington	DC	20007
*	*	Banana Republic	USA	2500 Moreland Road Space #2080	Willow Grove	PA	19090
*	*	Banana Republic	USA	1401 Walnut Street	Philadelphia	PA	19103
*	*	Banana Republic	USA	61 Anderson Avenue	Ardmore	PA	19003
*	*	Banana Republic	USA	628 King Street	Alexandria	VA	22314
*	*	Banana Republic	USA	5542 Walnut Street	Pittsburgh	PA	15232
*	*	Banana Republic	USA	8888 SW 136th ST	Miami	FL	33176
*	*	Banana Republic	USA	6841 Main Street	Wilmington	NC	28405
*	*	Banana Republic	USA	24201 W.Valencia Blvd.	Santa Clarita	CA	91355
*	*	Banana Republic	USA	2584 E. Sunrise Blvd. Space J18	Fort Lauderdale	FL	33304

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
52 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Banana Republic	USA	6000 West Glades Rd	Boca Raton	FL	33431
*	*	Banana Republic	USA	28 Newbury Street	Boston	MA	2116
*	*	Banana Republic	USA	1245 Worchester St., #1082	Natick	MA	1701
*	*	Banana Republic	USA	56 Church Street	Burlington	VT	5401
*	*	Banana Republic	USA	1 Burlington Mall Space H-22	Burlington	MA	1803
*	*	Banana Republic	USA	50 Holyoke Street	Holyoke	MA	1040
*	*	Banana Republic	USA	1 Crossgates Mall Road	Albany	NY	12203
*	*	Banana Republic	USA	100 Cambridge Place Space 319	Cambridge	MA	2141
*	*	Banana Republic	USA	700 - 729 Whiteplains Road	Scarsdale	NY	10583
*	*	Banana Republic	USA	311 Naperville Rd	Wheaton	IL	60187
*	*	Banana Republic	USA	2000 Route 38	Cherry Hill	NJ	8002
*	*	Banana Republic	USA	5555 Tamiami Trail North	Naples	FL	34108
*	*	Banana Republic	USA	4400 Sharon Road Sp. #E12-E13A	Charlotte	NC	28211
*	*	Banana Republic	USA	1554 Willowbrook Mall	Houston	TX	77070
*	*	Banana Republic	USA	3251 20th Avenue Space #244	San Francisco	CA	94132
*	*	Banana Republic	USA	5015-5019 East Second Street	Belmont Shores	CA	90803
*	*	Banana Republic	USA	4211 Waialea Avenue	Honolulu	HI	96816
*	*	Banana Republic	USA	1702 Redwood Hwy	Corte Madera	CA	94925
*	*	Banana Republic	USA	124 Thames Street	Newport	RI	2840
*	*	Banana Republic	USA	4400 Ashford Dunwoody	Atlanta	GA	30346
*	*	Banana Republic	USA	3320 Silas Creek Pkwy # 548	Winston-Salem	NC	27103
*	*	Banana Republic	Puerto Rico	456 Las Americas Expressway	Hato Rey	PR	918
*	*	Banana Republic	USA	1400 Willowbrook Mall,Routes 23#1605	Wayne	NJ	7470
*	*	Banana Republic	USA	100 Huntington Avenue	Boston	MA	2116
*	*	Banana Republic	USA	2400 University Blvd #110	Houston	TX	77005
*	*	Banana Republic	USA	4505 La Jolla Village Drive Space C-7	San Diego	CA	92122
*	*	Banana Republic	USA	1118 Glendale Galleria Space 1609	Glendale	CA	91210
*	*	Banana Republic	USA	220-7 Route 110	Huntington Station	NY	11746
*	*	Banana Republic	USA	4325 Glenwood Avenue	Raleigh	NC	27612
*	*	Banana Republic	USA	6600 Topanga Canyon Blvd., Sp 19-20	Canoga Park	CA	91303
*	*	Banana Republic	USA	11591 West 95th St.	Overland Park	KS	66214
*	*	Banana Republic	USA	712 Northpark Center	Dallas	TX	75225
*	*	Banana Republic	USA	450 West 47 Street	Kansas City	MO	64112
*	*	Banana Republic	USA	1901 NW Expressway	Oklahoma City	OK	73160
*	*	Banana Republic	USA	3000 East First Ave	Denver	CO	80206
*	*	Banana Republic	USA	10335 Pacific Street	Omaha	NE	68114
*	*	Banana Republic	USA	1672 Southdale Center	Edina	MN	55435
*	*	Banana Republic	USA	71-18 Austin Street	Forest Hills	NY	11375
*	*	Banana Republic	USA	431 Central Avenue	Cedarhurst	NY	11516
*	*	Banana Republic	USA	3710 Route 9	Freehold	NJ	7728
*	*	Banana Republic	USA	1 Riverside Square	Hackensack	NJ	7601
*	*	Banana Republic	USA	83 Walden Galleria	Buffalo	NY	14225
*	*	Banana Republic	USA	525 Route 35	Shrewsbury	NJ	7701
*	*	Banana Republic	USA	1 Carousel Center Drive	Syracuse	NY	13290

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
53 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Banana Republic	USA	89 Fifth Avenue	New York	NY	10003
*	*	Banana Republic	USA	100 West Market #W100A	Bloomington	MN	55425
*	*	Banana Republic	USA	30 Old Orchard Shopping Center	Skokie	IL	60077
*	*	Banana Republic	USA	80 Oakbrook Center	Oakbrook	IL	60521
*	*	Banana Republic	USA	8701 Keystone Crossing Space 48-50	Indianapolis	IN	46240
*	*	Banana Republic	USA	1456 St. Louis Galleria	St. Louis	MO	63117
*	*	Banana Republic	USA	744 North Michigan Avenue	Chicago	IL	60611
*	*	Banana Republic	USA	7101 Democracy Blvd	Bethesda	MD	20817
*	*	Banana Republic	USA	438 Mall Blvd.	King of Prussia	PA	19406
*	*	Banana Republic	USA	1100 South Hayes Street	Arlington	VA	22202
*	*	Banana Republic	USA	11901 Democracy Drive	Reston	VA	20190
*	*	Banana Republic	USA	543-547 Wilmington West Chester Pike	Glen Mills	PA	19342
*	*	Banana Republic	USA	11922 U Fair Oaks	Fairfax	VA	22033
*	*	Banana Republic	USA	825 Dulaney Valley Rd	Towson	MD	21204
*	*	Banana Republic	USA	601 13th Street NW	Washington	DC	20005
*	*	Banana Republic	USA	3101 PGA Blvd Space	Palm Beach Gardens	FL	33410
*	*	Banana Republic	USA	2 Sacramento St.	San Francisco	CA	94111
*	*	Banana Republic	USA	5430 Wisconsin Avenue Space 2230	Chevy Chase	MD	20815
*	*	Banana Republic	USA	2044 Montauk Hwy	Bridgehampton	NY	11932
*	*	Banana Republic	USA	630 Old County Road	Garden City	NY	11530
*	*	Banana Republic	USA	6000 West Markham St. Unit #2188	Little Rock	AR	72205
*	*	Banana Republic	USA	2360 Annapolis Mall	Annapolis	MD	21401
*	*	Banana Republic	USA	3922 Westheimer	Houston	TX	77027
*	*	Banana Republic	USA	6600 Menaul NE #399	Albuquerque	NM	87110
*	*	Banana Republic	USA	7007 Friars Rd. - Suite 365	San Diego	CA	92108
*	*	Banana Republic	USA	26300 Cedar Road #399	Beachwood	OH	44122
*	*	Banana Republic	USA	2655 Richmond Avenue	Staten Island	NY	10314
*	*	Banana Republic	USA	1082 North Point Circle	Alpharetta	GA	30022
*	*	Banana Republic	USA	80 South Eight St., Sp.#214	Minneapolis	MN	55402
*	*	Banana Republic	USA	531 Miracle Mile Drive	Rochester	NY	14623
*	*	Banana Republic	USA	210 Andover Street	Peabody	MA	1960
*	*	Banana Republic	USA	7900 Shelbyville Rd #B1-B2	Louisville	KY	40222
*	*	Banana Republic	USA	125 Westchester Ave.	White Plains	NY	10601
*	*	Banana Republic	USA	7875 Montgomery Road Sp 82	Cincinnati	OH	45236
*	*	Banana Republic	USA	49 West Maryland St., Sp.G22	Indianapolis	IN	46204
*	*	Banana Republic	USA	14006 Riverside Drive, #208	Sherman Oaks	CA	91423
*	*	Banana Republic	USA	1202 Third St.	Santa Monica	CA	90403
*	*	Banana Republic	USA	One Garden State Plaza, G1	Paramus	NJ	7652
*	*	Banana Republic	USA	16 Midway Rd.	Cranston	RI	2920
*	*	Banana Republic	USA	1066 Brea Mall, Sp 2016 & 2018	Brea	CA	92821
*	*	Banana Republic	USA	7600 Kingston Pike, Suite 1196	Knoxville	TN	37919
*	*	Banana Republic	USA	800 Collins Avenue	South Miami Beach	FL	33139
*	*	Banana Republic	USA	14561 SW 5th Street	Pembroke Pines	FL	33027
*	*	Banana Republic	USA	600 West Sam Houston Pkwy. N, Ste. 600	Houston	TX	77024

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
54 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Banana Republic	USA	2142 North Rock Road	Wichita	KS	67206
*	*	Banana Republic	USA	552-554 Broadway	New York	NY	10012
*	*	Banana Republic	USA	3000 184th Street SW	Lynnwood	WA	98037
*	*	Banana Republic	USA	1689 Arden Way	Sacramento	CA	95815
*	*	Banana Republic	USA	451 E. Altamonte Dr	Altamonte Springs	FL	32701
*	*	Banana Republic	USA	2901 S. Capital of Texas Hwy	Austin	TX	78746
*	*	Banana Republic	USA	2201 Stoneridge Mall	Pleasanton	CA	94588
*	*	Banana Republic	USA	3195 28th Street, Southeast	Grand Rapids	MI	49512
*	*	Banana Republic	USA	19575 Biscayne Blvd., #1625	Aventura	FL	33180
*	*	Banana Republic	USA	3500 Las Vegas Blvd. South - F01	Las Vegas	NV	89109
*	*	Banana Republic	USA	10800 W. Pico Blvd.	Los Angeles	CA	90064
*	*	Banana Republic	USA	2126 Abbott Martin Rd.	Nashville	TN	37215
*	*	Banana Republic	USA	2800 W. Big Beaver Rd.	Troy	MI	48084
*	*	Banana Republic	USA	3301 Veterans Memorial Blvd., Suite 57	Metarie	LA	70002
*	*	Banana Republic	USA	8405 Park Meadows Center Dr., Sp. 1128	Littleton	CO	80124
*	*	Banana Republic	USA	6191 South State St	Murray	UT	84107
*	*	Banana Republic	USA	4500 North Oracle Rd., Sp. #230	Tucson	AZ	85705
*	*	Banana Republic	USA	8001 S. Orange Blossom Trail	Orlando	FL	32809
*	*	Banana Republic	USA	6401 Bluebonnet Blvd. Sp #1226	Baton Rouge	LA	70836
*	*	Banana Republic	USA	250 Granite St sp 2016	Braintree	MA	2184
*	*	Banana Republic	USA	5701 Sunset Dr. Suite #226	Miami	FL	33143
*	*	Banana Republic	USA	1218 Burlingame Ave	Burlingame	CA	94010
*	*	Banana Republic	USA	249 King St.	Charleston	SC	29401
*	*	Banana Republic	USA	25 University Ave.	Los Gatos	CA	95030
*	*	Banana Republic	USA	425 Plaza Real	Boca Raton	FL	33432
*	*	Banana Republic	USA	107 E. 42nd St. Sp. #44-45	New York	NY	10017
*	*	Banana Republic	USA	100 Francis Street B102	Providence	RI	2903
*	*	Banana Republic	USA	700 Haywood Mall Sp. #1044	Greenville	SC	29607
*	*	Banana Republic	USA	5043 Tuttle Crossing Blvd.,SP #233	Dublin	OH	43016
*	*	Banana Republic	USA	1290 Broadway Plaza	Walnut Creek	CA	94596
*	*	Banana Republic	USA	4613 26th ave NEPlaza N.E.	Seattle	WA	98105
*	*	Banana Republic	USA	209 Summit Blvd. Sp. #H4 Ste. 100	Birmingham	AL	35243
*	*	Banana Republic	USA	199 Boylston St	Chestnut Hill	MA	2467
*	*	Banana Republic	USA	2100 Hamilton Pl. Blvd.,Sp.217	Chattanooga	TN	37421
*	*	Banana Republic	USA	4854 West 119th Street Sp. #700	Leawood	KS	66209
*	*	Banana Republic	USA	145 Horton Plaza	San Diego	CA	92101
*	*	Banana Republic	USA	17420 Hall Rd	Clinton Township	MI	48038
*	*	Banana Republic	USA	2825 S. Glenstone Avenue	Springfield	MO	65804
*	*	Banana Republic	USA	2001 South Road	Poughkeepsie	NY	12601
*	*	Banana Republic	USA	4413 Lyons Road	Coconut Creek	FL	33073
*	*	Banana Republic	USA	5957 Skypond Dr.	Loveland	CO	80538
*	*	Banana Republic	USA	1410 Del Monte Center Road	Monterey	CA	93940
*	*	Banana Republic	USA	511 Shoppes Blvd.	North Brunswick	NJ	8902
*	*	Banana Republic	USA	13855 City Center Drive	Chino Hills	CA	91709

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
55 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Banana Republic	USA	2212 williams Field Road	GIlbert	AZ	85297
*	*	Banana Republic	USA	4141 Waller Creek	Highland Village	TX	75077
*	*	Banana Republic	USA	6540 North Illinois	Fairview Heights	IL	62208
*	*	Banana Republic	USA	2485 Sand Creek Road	Brentwood	CA	94513
*	*	Banana Republic	USA	532 Legacy Place	Dedham	MA	2026
*	*	Gap	USA	2015 Birch Road	Chula Vista	CA	91915
*	*	Gap/Kids/Baby	USA	6191 South State Street	Murray	UT	84107
*	*	Gap Full Concept	USA	1300 South State Street	Orem	UT	84057
*	*	Gap/Kids/Baby	USA	1200 Towne Centre Blvd. Sp. 1046	Provo	UT	84601
*	*	Banana Republic	USA	400 Commons Way	Bridgewater	NJ	Need
*	*	Banana Republic	USA	23140 Fashion Drive	Estero	FL	33928
*	*	Banana Republic	Canada	777 Sainte Catherine West	Montreal	QC	H3B1C8
*	*	Banana Republic	USA	4005 Howard Avenue	Myrtle Beach	SC	29577
*	*	Banana Republic	USA	2000 N. Neil Street	Champaign	IL	61821
*	*	Banana Republic	USA	11410 Century Oaks Terrace	Austin	TX	78758
*	*	banana Republic	USA	7014 East Camelback Rd, # 1420, 1st lvl	Scottsdale	AZ	85251
*	*	Banana Republic	USA	7535A SW88th., #1670	Miami	FL	33156
*	*	Banana Republic	USA	801-B Friendly Center Rd., Sp.#801-B	Greensboro	NC	27408
*	*	Banana Republic	USA	17-19 West 34th Street	New York	NY	10001
*	*	Banana Republic	USA	92 Southgate Plaza	Sarasota	FL	34239
*	*	Banana Republic	USA	4300 Paces Ferry Road	Atlanta	GA	30339
*	*	Banana Republic	USA	1781 Palisades Center Dr. Sp. #G105	West Nyack	NY	10994
*	*	Banana Republic	USA	1000 Ross Park Mall Sp.#J456	Pittsburgh	PA	15237
*	*	Banana Republic	USA	2500 North Mayfair Rd. Sp. #20	Wawautosa	WI	53226
*	*	Banana Republic	USA	500 16th St. Suite #240	Denver	CO	80202
*	*	Banana Republic	USA	111 8th Avenue (Ground Floor)	New York	NY	10011
*	*	Banana Republic	USA	4465 Poplar Ave. Sp. #210	Memphis	TN	38117
*	*	Banana Republic	USA	100 Columbiana Circle	Columbia	SC	29212
*	*	Banana Republic	USA	7021 South Memorial Dr. #162	Tulsa	OK	74133
*	*	Banana Republic	USA	1500 Apalachee Parkwary #2032 & 2034	Tallahassee	FL	32301
*	*	Banana Republic	USA	11745 W Interstate 10	San Antonio	TX	78230
*	*	Banana Republic	USA	10300 Southside Blvd.	Jacksonville	FL	32256
*	*	Banana Republic	USA	114 Fifth Avenue	New York	NY	10011
*	*	Banana Republic	USA	4475 Roswell Rd.,Suite 920, Bldg D	Atlanta	GA	30062
*	*	Banana Republic	USA	1604 South University Plaza Suite #504	Fort Worth	TX	76107
*	*	Banana Republic	USA	281 Westshore Plaza Sp #C8	Tampa	FL	33609
*	*	Banana Republic	USA	10250 Santa Monica Blvd.	Los Angeles	CA	90067
*	*	Banana Republic	USA	626 5th Ave.	New York	NY	10020
*	*	Banana Republic	USA	715 Christiana Mall Road	Newark	DE	19702
*	*	Banana Republic	USA	333 Canal Place	New Orleans	LA	70130
*	*	Banana Republic	USA	407 Chestnut Ridge Rd	Woodcliff Lake	NJ	7677
*	*	Banana Republic	USA	722 West Main	Spokane	WA	99201
*	*	Banana Republic	USA	234 West Hillcrest Dr # N16	Thousand Oaks	CA	91360
*	*	Banana Republic	USA	1555 Camino Del Mar Sp. #107	Del Mar	CA	92014

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
56 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Banana Republic	USA	3750 Wailea Alanui Dr. Space A-47	Wailea	HI	96753
*	*	Banana Republic	USA	2203 South Promenade St..	Rogers	AR	72758
*	*	Banana Republic	USA	710 SW Yamhill St	Portland	OR	97205
*	*	Banana Republic	USA	5900 N. Port Washington Rd.	Glendale	WI	53217
*	*	Banana Republic	USA	350 North Milwaukee St	Boise	ID	83704
*	*	Banana Republic	USA	9876 Rea Road	Charlotte	NC	28277
*	*	Banana Republic	USA	3961 Regent St.	Columbus	OH	43219
*	*	Banana Republic	USA	3333 Buford Dr., Suite 1058	Buford	GA	30519
*	*	Banana Republic	USA	101 Grand Ave.	Southlake	TX	76092
*	*	Banana Republic	Canada	50 Rideau Center	Ottawa	ON	K1N9J7
*	*	Banana Republic	USA	220 Northern Blvd.	Greenvale	NY	11548
*	*	Banana Republic	USA	2910 Pine Lake Rd.	Lincoln	NE	68516
*	*	Banana Republic	USA	7964 Citrus Park Town Center Sp. #860	Tampa	FL	33625
*	*	Banana Republic	USA	5725 Johnston St	Lafayette	LA	70503
*	*	Banana Republic	USA	1100 Lincoln Road	Miami Beach	FL	33139
*	*	Banana Republic	USA	2701 Ming Avenue	Bakersfield	CA	93304
*	*	Gap/Kids	USA	2033 Charleston Town Center	Charleston	WV	25389
*	*	Gap/Kids	USA	9907 Mall Rd	Morgantown	WV	26501
*	*	Banana Republic	USA	2863 Towncenter Blvd.	Crestview Hills	KY	41017
*	*	Banana Republic	USA	3625 Dallas Hwy	Marietta	GA	30063
*	*	Banana Republic	USA	2000 Riverchase Galleria Sp.#128	Birmingham	AL	35244
*	*	Banana Republic	USA	137 Central Ave.	Westfield	NJ	7090
*	*	Banana Republic	USA	501 Duval Street	Key West	FL	33040
*	*	Banana Republic	USA	8201 Quaker Ave. Suite #130	Lubbock	TX	79424
*	*	Banana Republic	Canada	7001 Mumford Road	Halifax	NS	B3L4N9
*	*	Banana Republic	USA	7131 West Ray Road	Chandler	AZ	85226
*	*	Banana Republic	USA	12155 Ventura Blvd	Studio City	CA	91604
*	*	Banana Republic	USA	3377 Las Vegas Blvd., Suite 1198	Las Vegas	NV	89109
*	*	Banana Republic	USA	27 S. Moger Ave	Mt. Kisco	NY	10549
*	*	Banana Republic	USA	2373 Town Center Blvd.	Baton Rouge	LA	70809
*	*	Banana Republic	USA	13499 US hwy 41 S.E.	Ft. Myers	FL	33907
*	*	Banana Republic	USA	3925 West 50th	Edina	MN	55424
*	*	Banana Republic	USA	545 SW Power House	Bend	OR	97702
*	*	Banana Republic	USA	219 Hawthrone Center	Vernon Hills	IL	60061
*	*	Banana Republic	USA	3844 South Cross Creek	Malibu	CA	90265
*	*	Banana Republic	USA	189 The Grove building 1 space k-10	Los Angeles	CA	90036
*	*	Banana Republic	USA	2667 Edmondson Rd., Sp A11	Cincinnati	OH	45209
*	*	Banana Republic	USA	301 South Hills Viliage	Pittsburgh	PA	15241
*	*	Banana Republic	USA	701 Lynnhaven Parkway,	Virginia Beach,	VA	23452
*	*	Banana Republic	USA	1232 Belk Drive	Mt. Pleasant	SC	29464
*	*	Banana Republic	USA	320 West 5th Ave, Suite #030	Anchorage	AK	99501
*	*	Banana Republic	USA	1300 South State Street, Sp #N242	Orem	UT	84057
*	*	Banana Republic	USA	1044 Emmet Street	Charlottesville	VA	22903
*	*	Banana Republic	USA	3401 Nicholasville Rd.	Lexington	KY	40503

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
57 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Banana Republic	USA	11301 Rockville Pike	Kensington	MD	20895
*	*	Banana Republic	USA	5870 East Broadway Blvd. Sp 224	Tucson	AZ	85711
*	*	Banana Republic	USA	27000 Crown Valley Parkway	Mission Viejo	CA	92691
*	*	Banana Republic	USA	1551 Valley West Drive Sp283	Des Moines	IA	50266
*	*	Banana Republic	USA	3700 Rivertown Pkwy SP 1060	Grandville	MI	49418
*	*	Banana Republic	USA	2150 Route 35 Sp E 14- E16	Sea Girt	NJ	8750
*	*	Banana Republic	USA	1800 Galleria Blvd Sp 1310	Franklin	TN	37067
*	*	Banana Republic	USA	550 Deep Valley Drive, Ste 235	Rolling Hills Estates	CA	90274
*	*	Banana Republic	USA	3699 McKinney Ave	Dallas	TX	75204
*	*	Banana Republic	USA	2601 Preston Road Sp. #1190	Frisco	TX	75034
*	*	Banana Republic	USA	1 West Flatiron Circle Unit 1052	Broomfield	CO	80021
*	*	Banana Republic	USA	10300 Little Patuxent Parkway, Sp 2030	Columbia	MD	21044
*	*	Banana Republic	USA	8401 Gateway Blvd West	El Paso	TX	79925
*	*	Banana Republic	USA	1133 St. Vincent Avenue	Shreveport	LA	71104
*	*	Banana Republic	USA	225 River Road	Edgewater	NJ	7020
*	*	Banana Republic	USA	20530 North Rand Road	Deer Park	IL	60010
*	*	Banana Republic	USA	9301 Tampa Avenue	Northridge	CA	91324
*	*	Banana Republic	USA	1529 3rd Ave	New York	NY	10028
*	*	Banana Republic	USA	291 Chesterfield Mall	Chesterfield	MO	63017
*	*	Banana Republic	USA	313 Smith Haven Mall	Lake Grove	NY	11755
*	*	Banana Republic	USA	3414 Highway 190	Mandeville	LA	70471
*	*	Banana Republic	USA	1101 Melbourne Road	Hurst	TX	76053
*	*	Banana Republic	USA	1201 Lake Woodland Drive	The Woodlands	TX	77380
*	*	Banana Republic	USA	4435 Glenn Garry Dr.	Beavercreek	OH	45440
*	*	Banana Republic	USA	335 Broadway	Saratoga Springs	NY	12866
*	*	Banana Republic	USA	220 City Circle	Peachtree	GA	30269
*	*	Banana Republic	USA	10 Meadows Circle Drive	Lake St. Louis	MO	63367
*	*	Banana Republic	USA	32 West Town Mall	Madison	WI	53719
*	*	Banana Republic	USA	2300 East Lincoln Highway	Langhorne	PA	19047
*	*	Banana Republic	USA	3811 South Cooper Street, #1054	Arlington	TX	76015
*	*	Banana Republic	USA	21100 Dulles Town Center Sp. 167	Dulles	VA	20166
*	*	Banana Republic	USA	239 Los Cerritos Mall	Cerritos	CA	90703
*	*	Banana Republic	USA	100 Market Street Sp. 6	Portsmouth	NH	3801
*	*	Banana Republic	USA	5636 Bay Street, Bldg E	Emeryville	CA	94608
*	*	Banana Republic	USA	1151 Galleria Blvd, Space 143	Roseville	CA	95678
*	*	Banana Republic	USA	7322 Jones-Malts Berger Rd.	San Antonio	TX	78209
*	*	Banana Republic	USA	5001 MONROE ST	Toledo	OH	43623
*	*	Banana Republic	USA	793 Iyannough Road, Route 132 Sp. 160	Hyannis	MA	2601
*	*	Banana Republic	USA	5695 Bay Street	Emeryville	CA	94608
*	*	Gap Kids/Baby	USA	6000 Glades Rd.	Boca Raton	FL	33431
*	*	BabyGap	USA	7521 Dadeland Blvd space 6327	Miami	FL	33156
*	*	BabyGap	USA	2124 Glendale Galleria	Glendale	CA	91210
*	*	BabyGap	USA	1100 S. Hayes St., Box M-100, Sp.J94	Arlington	VA	22202
*	*	BabyGap	USA	1899 N.W. Expressway, Sp. 1090	Oklahoma City	OK	73118

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
58 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	BabyGap	USA	3333 Bristol St.	Costa Mesa	CA	92626
*	*	Gap Kids/Baby	USA	400 South Baldwin	Arcadia	CA	91007
*	*	BabyGap	USA	30-241 Mall Drive West	Jersey City	NJ	7310
*	*	Gap Kids/Baby	USA	3393 Peachtree Rd. - Sp. 4047	Atlanta	GA	30326
*	*	BabyGap	USA	250 Granite St.	Braintree	MA	2184
*	*	BabyGap	USA	2512 University Blvd.	Houston	TX	77005
*	*	BabyGap	USA	125 Westchester Ave., Sp. 3740	White Plains	NY	10601
*	*	Gap Kids/Baby	USA	10300 Forest Hill Blvd.	West Palm Beach	FL	33414
*	*	BabyGap	USA	2501 West Memorial Rd	Oklahoma City	OK	73134
*	*	BabyGap	USA	2200 South 10th Street	McAllen	TX	78503
*	*	Gap	USA	2361 Shoppes Blvd.	Moosic	PA	18507
*	*	Banana Republic	Canada	11100 51st Ave., Sp. 818	Edmonton	AB	T6H4M6
*	*	Banana Republic	USA	73-425 El Paseo Dr, Sp 104	Palm Desert	CA	92260
*	*	Banana Republic	USA	400 S. Baldwin	Arcadia	CA	91007
*	*	Banana Republic	USA	2004-E Park Place	El Segundo	CA	90245
*	*	Banana Republic	USA	12821 Hill Country Blvd.	Bee Caves	TX	78738
*	*	Banana Republic	USA	300 Monticello Avenue	Norfolk	VA	23510
*	*	Gap Outlet	USA	2060 N State Route 50	Bournonnais	IL	60914
*	*	Gap/Kids/Baby	USA	7400 San Peddro Ave. #148	San Antonio	TX	78216
*	*	Gap	USA	849 East Commerce Street	San Antonio	TX	78205
*	*	Gap/Kids/Baby	USA	11745 Interstate 10 West, Sp. 501 & 507	San Antonio	TX	78230
*	*	Gap Full Concept	USA	7322 Jones-Maltsberger Rd.	San Antonio	TX	78209
*	*	Banana Republic	Canada	5000 Highway 7 East	Markham	Ontario	L3R4M9
*	*	Banana Republic	USA	1201 Lake Woodlands Drive	The Woodlands	TX	77380
*	*	Banana Republic	USA	611 Berlin Cross keys Rd.	Sicklerville	NJ	8081
*	*	Banana Republic	USA	1000 Highland Colony Parkway	Ridgeland	MS	39157
*	*	Gap	USA	1689 Arden Way	Sacramento	CA	95815
*	*	Gap/Kids/Baby	USA	500 Downtown Plaza	Sacramento	CA	95814
*	*	Gap/Kids	USA	500 1st. Street, #19	Davis	CA	95616
*	*	Gap	USA	1151 Galleria Blvd.	Roseville	CA	95678
*	*	Gap Kids/Baby	Canada	900 Maple Avenue	Burlington	ON	L7S2J8
*	*	Gap Outlet	Canada	212 Chain Lake Dr. space 7	Halifax	NS	B3S 1C5
*	*	Gap Kids	Canada	80 Bloor St. West	Toronto	ON	M5S2V1
*	*	Gap Kids	Canada	2134 W. 41st Ave	Vancouver	BC	V6M1Z8
*	*	Gap Kids/Baby	USA	5010 E Montclair Plaza Ln.	Montclair	CA	91763
*	*	Gap Kids/Baby	USA	5001 MONROE ST	Toledo	OH	43623
*	*	Gap Kids/Baby	USA	700 Haywood Road, Space #2043	Greenville	SC	29607
*	*	Gap Kids/Baby	USA	3000 18th St SW, #432	Lynnwood	WA	98037
*	*	Gap Kids/Baby	USA	19757 Biscayne Blvd., Sp. #331	Miami	FL	33180
*	*	Gap Kids/Baby	USA	4-8 Long Wharf Mall South	Newport	RI	2840
*	*	Gap Kids/Baby	USA	617 Paseo Nuevo	Santa Barbara	CA	93101
*	*	Gap Kids	USA	4856 W 119th St.,	Leawood	KS	66209
*	*	Gap Kids	USA	1055 Brea Mall	Brea	CA	92821
*	*	Gap Kids/Baby	USA	7600 Kingston Pike #1586	Knoxville	TN	37919

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
59 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap Kids/Baby	USA	1262 Fox Valley Center #H-10	Aurora	IL	60504
*	*	Gap Full Concept	USA	2901 S. Capital of Texas Hwy	Austin	TX	78746
*	*	Gap	USA	10000 Research Blvd Suite 106	Austin	TX	78759
*	*	Gap/Body/Kids	USA	11200 Lake Stop Blvd, Sp F7	Austin	TX	78613
*	*	Gap	USA	4001 N. Lamar Blvd.,Ste.250	Austin	TX	78756
*	*	Gap/Kids	USA	2100 S. West Young Dr. Sp. #1090	Killeen	TX	76543
*	*	Gap/Body/Kids	USA	5300 San Dario	Laredo	TX	78041
*	*	Old Navy	USA	6955 S. York St	Centennial	CO	80122
*	*	Gap Kids	USA	7589 Dadeland Mall Sp 2140	Miami	FL	33156
*	*	Gap Kids	USA	1551 35th Street #207	West Des Moines	IA	50266
*	*	Gap Kids/Baby	USA	3902 13th Avenue South	Fargo	ND	58103
*	*	Gap Kids/Baby	USA	203 Yorktown Center	Lombard	IL	60148
*	*	Gap Kids/Baby	USA	1030 A Santa Rosa Plaza	Santa Rosa	CA	95401
*	*	Gap Kids/Baby	USA	2760 North Germantown Pkwy	Memphis	TN	38133
*	*	Gap Kids	USA	320 W. Kimberly Road	Davenport	IA	52806
*	*	Gap	USA	320 West Kimberley	Davenport	IA	52806
*	*	Gap Kids/Baby	USA	3701 McKinley Parkway	Hamburg	NY	14219
*	*	Gap Kids/Baby	USA	4370 Belden Village Mall A-8	Canton	OH	44718
*	*	Gap Kids/Baby	USA	290 Garden State Plaza	Paramus	NJ	7652
*	*	Gap Kids	USA	2111 Glendale Galleria	Glendale	CA	91210
*	*	Gap Kids/Baby	USA	14006 Riverside Drive	Sherman Oaks	CA	91423
*	*	Gap Kids/Baby	USA	234 East Broad Street	Westfield	NJ	7090
*	*	Gap Kids/Baby	USA	31-02 Steinway Street	Long Island City	NY	11103
*	*	Gap/Kids	USA	6000 West Markham	Little Rock	AR	72205
*	*	Gap	USA	4201 N. Shailoh Drive - Sp. #307	Fayetteville	AR	72703
*	*	Gap	USA	300 North 46th Street	Rogers	AR	72756
*	*	Gap Kids	USA	4711 River City Dr.	Jacksonville	FL	32246
*	*	BabyGap	USA	101 Jordon Creek Parkway	West Des Moines	IA	50226
*	*	Gap Kids	Canada	25 The West Mall	Etobicoke	ON	M9C1B
*	*	Gap Kids	Canada	Need	Toronto	ON	M4P2J1
*	*	Gap Kids	Canada	3401 Dufferin St.	Toronto	ON	M6A2T9
*	*	Gap Kids	Canada	8770 170 St., Sp. 1802	Edmonton	AB	T5T4J2
*	*	Gap Kids/Baby	USA	301 MOUNT HOPE AVE	Rockaway	NJ	7866
*	*	Gap Kids/Baby	USA	2655 Richmond Avenue	Staten Island	NY	10314
*	*	Gap Kids/Baby	USA	90-15 Queens Blvd #A 102/103	Elmhurst	NY	11373
*	*	Gap Kids/Baby	USA	3491-95 California	San Francisco	CA	94118
*	*	Gap Kids/Baby	USA	228 Stanford Shopping Center	Palo Alto	CA	94303
*	*	Gap Kids/Baby	USA	1689 Arden Way	Sacramento	CA	95815
*	*	Gap Kids	USA	1390 Burlingame Avenue	Burlingame	CA	94010
*	*	Gap Kids/Baby	USA	10800 West Pico Blvd #342	West Los Angeles	CA	90064
*	*	Gap Kids	USA	2800 North Main	Santa Ana	CA	92705
*	*	Gap Kids	USA	3333 Bristol Street	Costa Mesa	CA	92626
*	*	BabyGap	USA	6600 Topanga Canyon Road	Canoga Park	CA	91303
*	*	Gap Kids/Baby	USA	10250 Santa Monica Blvd	Los Angeles	CA	90067

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
60 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap Kids	USA	6600 Menaul Blvd. NE	Albuquerque	NM	87110
*	*	Gap Kids/Baby	USA	570 - 572 W. Hillcrest Drive	Thousand Oaks	CA	91360
*	*	Gap Kids	USA	9348 SW Washington Square Rd	Tigard	OR	97223
*	*	Gap Kids/Baby	USA	1504 Southdale Center Space B-101	Edina	MN	55435
*	*	Gap Kids/Baby	USA	66 West Towne Mall Suite D3	Madison	WI	53719
*	*	Gap Kids/Baby	USA	1085 St Louis Galleria	St. Louis	MO	63117
*	*	Gap Kids	USA	915 COUNTY RD 42 WEST	Burnsville	MN	55306
*	*	Gap Kids	USA	1901 NW Expressway, 1084A	Oklahoma City	OK	73118
*	*	Gap Kids/Baby	USA	26300 Cedar Road #1020	Beachwood	OH	44122
*	*	Gap Body	USA	6000 Glades Blvd	Boca Raton	FL	33431
*	*	Gap Kids/Baby	USA	401 Biscayne Blvd #N-139	Miami	FL	33132
*	*	Gap Kids/Baby	USA	5 Woodfield Mall	Schaumburg	IL	60173
*	*	Gap Kids	USA	175 Old Orchard Road	Skokie	IL	60077
*	*	Gap Kids/Baby	USA	533 Oakbrook Center	Oak Brook	IL	60521
*	*	Gap Kids/Baby	USA	5 BURLINGTON SQUARE MALL	Burlington	VT	5401
*	*	Gap Kids	USA	8701 Keystone Crossing	Indianapolis	IN	46240
*	*	Gap Kids	USA	7111 NW 86TH Terrace	Kansas City	MO	64153
*	*	Gap Kids/Baby	USA	84 Coulter Avenue	Ardmore	PA	19003
*	*	Gap Kids/Baby	USA	2500 Moreland Rd.	Willow Grove	PA	19090
*	*	Gap Kids/Baby	USA	2300 East Lincoln Hwy	Langhorne	PA	19047
*	*	Gap Kids/Baby	USA	751 Christiana Mall	Newark	DE	19702
*	*	Gap Kids/Baby	USA	240 Exton Square Parkway #2435	Exton	PA	19341
*	*	BabyGap	USA	11750 Fair Oaks	Fairfax	VA	22033
*	*	Gap Kids/Baby	USA	7 Backus Avenue Space #H107	Danbury	CT	6810
*	*	Gap Kids/Baby	USA	264 Greenwich Avenue	Greenwich	CT	6830
*	*	Gap	Canada	701 W. Georgia St.	Vancouver	BC	V7Y1E
*	*	Gap/Kids	Canada	1121 Robson Street	Vancouver	BC	V6E 1B5
*	*	Gap/Kids	Canada	6551 No. 3 Road, Ste 1924	Richmond	BC	V6Y2B9
*	*	Gap/Kids	Canada	4700 Kingsway, Unit 2138	Burnaby	BC	V5H4M1
*	*	Gap/Kids	Canada	1319 Government Street	Victoria	BC	V8W1H9
*	*	Gap/Kids	Canada	640 Park Royal S/C	West Vancouver	BC	V7T1H
*	*	Gap/Kids	Canada	2232 Guildford Town Center	Surrey	BC	V3R7B9
*	*	Gap/Kids	Canada	2271 Harvey Avenue	Kelowna	BC	V1Y6H2
*	*	Gap/Body	Canada	650 W. 41st Ave., Sp. 469	Vancouver	BC	V5Z2M9
*	*	Gap/Kids	Canada	4308 Main Street, SP. #5	Whistler	BC	V0N1B4
*	*	Gap	Canada	2929 Barnet Hwy	Coquitlam	BC	V3B5R5
*	*	Gap	Canada	100 Anderson Rd, S.E.	Calgary	AB	T2J3V1
*	*	Gap/Body	Canada	6455 Macleod Trail	Calgary	AB	T2H0K8
*	*	Gap/Kids	Canada	3625 Shaganappi Trail NW	Calgary	AB	T3A0E
*	*	Gap/Kids	Canada	4900 Molly Banister Dr., Sp. 165	Red Deer	AB	T4R1N9
*	*	Gap/Kids	Canada	2102 11th Avenue	Regina	SK	S4P3Y6
*	*	Gap/Kids	Canada	1680 Richmond Street North space L01OA	London	ON	N6G3Y9
*	*	Gap	Canada	11100 51st Ave., Sp. CRU10	Edmonton	AB	T6H4M6
*	*	Gap/Kids	Canada	243 Kingsway Garden Mall	Edmonton	AB	T5G3A6

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
61 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap/Kids	Canada	21st Street East	Saskatoon	SK	S7K1J9
*	*	Gap	Canada	8882 170 St. NW	Edmonton	AB	T5T4M2
*	*	Gap/Kids	Canada	230-234 Princess Street	Kingston	ON	K7L1B2
*	*	Gap/Body/Kids	Canada	1105 Wellington Rd. So. Sp . 87	London	ON	N6E 1M2
*	*	Gap	Canada	1068A Sheppard Ave. East, Ground Flr	Willowdale	ON	M2J5A7
*	*	Gap/Kids	Canada	999 Upper Wentworth St., Sp.265-274	Hamilton	ON	L9A4X5
*	*	Gap/Kids	Canada	419 King St., West Suite 120	Oshawa	ON	L1J2K5
*	*	Gap/Kids	Canada	2960 Kingsay Drive, K 11-14	Kitchener	ON	N2C1X1
*	*	Gap	Canada	3401 Dufferin St.	Toronto	ON	M6A2T9
*	*	Gap	Canada	2901 Bayview Ave.	Willowdale	ON	M2K1E
*	*	Gap	Canada	1 Promenade Circle	Thornhill	ON	L4J 4P8
*	*	Gap	Canada	25 The West Mall	Etobicoke	ON	M9C1B8
*	*	Gap	Canada	5100 Erin Mills Parkway	Mississauga	ON	L5M4Z
*	*	Gap/Kids/Baby	Canada	260 Yonge Street	Toronto	ON	M5B2H
*	*	Gap	Canada	5000 Highway 7 East	Markham	ON	L3R4M9
*	*	Gap	Canada	Need	Toronto	ON	M4P2J
*	*	Gap	Canada	300 Borough Drive # 60	Scarborough	ON	M1P4P
*	*	Gap Full Concept	Canada	100 City Center Drive	Mississauga	ON	L5B2C9
*	*	Gap	Canada	17600 Yonge St	Newmarket	ON	L3Y4Z1
*	*	Gap/Kids	Canada	25 Peele Centre Dr.	Brampton	ON	L6T3R5
*	*	Gap/Kids	Canada	705 Rue Ste Catherine	Montreal	QC	H3B4G5
*	*	Gap/Kids	Canada	3035 Blvd. Le Carrefour	Ville De Laval	QC	H7T1C
*	*	Gap	Canada	6801 Trancanada Hwy.	Pointe Claire	QC	H9R5J
*	*	Gap	Canada	302 Blvd. Des Promenade	St. Bruno	QC	J3v6A7
*	*	Gap/Kids	Canada	2305 Rockland Road	Montreal	QC	H3P3EP
*	*	Gap	Canada	4210 St.Denis St.	Montreal	QC	H2W2W7
*	*	Gap/Kids	Canada	50 Rideau Centre Sp. 213	Ottawa	ON	K1N9J
*	*	Gap/Kids	Canada	21 Mic Mac Blvd	Dartmouth	NS	B3A4N3
*	*	Gap	Canada	48 Kenmount Rd., Sp. #117	St. John's	NF	A1BW3
*	*	Gap/Kids	Canada	477 Paul St., Sp. H1	Dieppe	NB	E1A4x5
*	*	Gap/Kids	Canada	7001 Mumford Road, Tower 1	Halifax	NS	B3L4N9
*	*	Gap/Kids	Canada	1485 Portage Ave. #114	Winnipeg	MB	R3GOW4
*	*	Gap/Kids	Canada	4-1225 St.Mary's Road	Winnipeg	MB	R2M5E2
*	*	Gap/Kids	Canada	1355 Kingston Rd	Pickering	ON	L1V 1B8
*	*	Gap	Canada	7077 Newman Blvd., Sp. #01120	LaSalle	QC	H8N1X1
*	*	Gap/Kids	Canada	317 7th Avenue SW C321	Calgary	AB	T2P2Y9
*	*	Gap/Kids	Canada	5401 Boulevard Des Galeries	Quebec City	QC	G2K1N4
*	*	Gap Kids	Canada	1200 Saint Laurent Blvd.	Ottawa	ON	K1K 3B8
*	*	Gap	Canada	60 Bloor Street West	Toronto	ON	M4W3B8
*	*	Gap	Canada	375 Queen Street West	Toronto	ON	M5V2A
*	*	Gap/Kids	Canada	509 Bayfield St	Barrie	ON	L4M4Z8
*	*	Gap/Kids	Canada	221 Glendale Ave., Hwy 406, Sp 100-101	St. Catherines	ON	L2T2K9
*	*	Gap	Canada	100 Bayshore Dr.Sp B6	Ottawa	ON	K2B8C1
*	*	Gap	Canada	3100 Howard Avenue	Windsor	ON	N8X3Y8
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
62 of 63

Exhibit D-17 – Stores Network & POS

Store Number	Classification	Site Division	Country	Address	City	State	Zip
*	*	Gap/Kids	Canada	550 King Street North,	Waterloo	ON	N2L5W6
*	*	Gap/Kids	Canada	6631 Island Highway North,	Nanaimo	BC	V9T4T7
*	*	Gap	Canada	2452 Boulevard Laurier	Ste Foy	QC	G1V2L1
*	*	Gap	Canada	32900 South Fraiser Wy	Abbotsford	BC	V2S5A1
*	*	Gap/Kids	Canada	9350 Young Street	Richmond Hill	ON	L4C5G2
*	*	Gap	Canada	3147 Douglas St.	Victoria	BC	V8Z6E3

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
63 of 63

Exhibit D-17 – Field Offices-Voice & EUS Rem

Field Office	Field Division	Store Number	Division	Address 1	Address 2	City	State	Zip	Country
*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*
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*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
1 of 3

Exhibit D-17 – Field Offices-Voice & EUS Rem

Field Office	Field Division	Store Number	Division	Address 1	Address 2	City	State	Zip	Country
*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*
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*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
2 of 3

Exhibit D-17 – Field Offices-Voice & EUS Rem

Field Office	Field Division	Store Number	Division	Address 1	Address 2	City	State	Zip	Country
*	*	*	*	*	*	*	*	*	*
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* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
3 of 3

UK Stores

Store No.	Store Name	Type	Address	Tel No
*	Aberdeen	Gap	7-21a St Nicholas Street,Aberdeen, AB10 1HE	01224 635405
*	Antrim Outlet	Gap Outlet	Unit 7-8, Junction One, Antrim, Northern Ireland BT41 4LL	2894460332
*	Argle Street 2	Gap	87/91 Argyle Street, Glasgow, G2 8BJ	0141 248 8828
*	Ashford Outlet	Gap Outlet	Units 1-4, Ashford Designer Outlet Village, Kimberley way, Ashford, Kent, TN24 0SD	01233 663951
*	Astle Park Outlet	Gap Outlet	Unit 9b, Astle Park Outlet, West Bromich, B70 8NS	1215536190
*	Banbury	Gap	Units 38 and 39 CastleQuay, Banbury, Oxon, 0X16 5UN	01295 258717
*	Basingstoke	Gap	Unit 62 - 64 Festival Place, Basingstoke, Hampshire, RG21 7BF	01256 475415
*	Bath	BR	24/26 Union St, Bath, BA1 1RS	01225 429559
*	Bath Gap	Gap	18-19 Old Bond St, Bath, Avon, BA1 1BP	01225 463132
*	Bath Kids	Gap	17 Milsom Street, Bath, Avon, BA1 1DB	01225 483822
*	Belfast	Gap	Unit 1B, Castlecourt Shopping Centre, Royal Ave, Belfast, BT1 1DD	02890 236444
*	Belfast Baby	Gap	Unit 10, Castlecourt Shopping Centre, Royal Ave, Belfast, BT1 1DD	02890 328867
*	Bideford Outlet	Gap Outlet	Units 20-21, Atlantic Village, Biddeford, Noth Devon, EX39 9QU	01237 459455
*	Bloomsbury Baby	Gap	Unit 8, The Brunswick Cente, London. WC1N 1AE	0807837 5904
*	Bluewater Baby	Gap	Unit 15, Upper Rose Gallery, Bluewater, Greenhithe, Kent, DA9 9SP	01322 427568
*	Bluewater Baby 2	Gap	Unit 100, Upper Guild Hall, Bluewater, Greenhithe, Kent, DA9 9SJ	01322 427627
*	Bluewater Gap/Kids	Gap	Units 121-122 + U12,Lower Guild Hall, Bluewater, Greenhithe, Kent, DA9 9SN	01322 427518
*	Bournemouth	Gap	Unit L, West Mall, Castle Point, Castle Lane West, Bournemouth, BH8 9UY	01202 528587
*	Braehead Kids	Gap	Units LR33/LR34 Braehead Shopping Ctr, 57 Kings Inch Rd, Glasgow, G51 4BP	0141 885 9199
*	Braintree Outlet	Gap Outlet	Unit 1M Freeport Braintree, Charter way, Chapel Hill, Ezzex, CM77 8YH	1376324862
*	Brent Cross	BR	Units D11 / D12 Brent Cross Shopping Centre, London, NW4 3FP	0208 203 1397
*	Brent Cross	Gap	Unit D19, Brent Cross Shopping Centre, London, NW4 3BA	0208 202 9339
*	Brent Cross Baby	Gap	Unit E1, Brent Cross Shopping Centre, London, NW4 3FB	0208 203 9696
*	Brentwood Baby	Gap	Unit SU4C, The Baytree Centre, Brentwood, Essex. CM14 4BX	01277 204654
*	Bridgend Outlet	Gap Outlet	Unit 1, Welsh Designer Village, the Derwen, Bridgend, West Glamorgan. CF32 9SU	01656 667317
*	Bridgewater Park Outlet	Gap Outlet	Unit 74, The Outlet Bridgewater Park, Banbridge, Co Down. BT32 4LF	02840 660479
*	Brighton Gap	Gap	192 Western Road, Brighton, BN1 2BA	01273 220032
*	Brighton Kids	Gap	16-19 East Street, Brighton, BN1 1HP	01273 739683
*	Bristol Gap	Gap	Unit G1, The Galleries, Broadmead, Bristol, BS1 3XB	01179 276566
*	Bristol Kids	Gap	30-32 Broadmead, Bristol, BS1 3HA	01179 220657
*	Bromley	Gap	103-105 High Street, Bromley, Kent, BR1 1JQ	0208 460 1881
*	Brompton Rd	Gap	145-149 Brompton Road, London, SW3 1QP	0207 225 1112
*	Buchanan Galleries Baby	Gap	Unit L3/16, Buchanan Galleries, 220 Buchanan Street, Glasgow, G1 2GF	0141 331 2636
*	Buchanan Galleries Gap	Gap	Unit U46, Buchanan Galleries, 220 Buchanan Street Glasgow, G1 2GF	0141 333 9699
*	Bull Ring	Gap	Unit MSU13, Upper Mall West, Bullring, Birmingham, B5 4BG	0121 643 7878
*	Cambridge Gap	Gap	3-4 Market Hill, Cambridge, CB2 3NJ	01223 352154
*	Cambridge Kids	Gap	2 Market Hill, Cambridge, CB2 3NJ	01223 324101
*	Camden	Gap	6-12 Parkway,Camden Town,London, NW1 7AA	0207 485 4357
*	Canary Wharf	Gap	Units 16/17 Canada Square, Canary Wharf, London, E14 5AX	0207 512 1335
*	Cardiff	Gap	Units 33/34, St Davids Dewi Sant, Cardiff, CF10 3EL	2920224113
*	Castleford Outlet	Gap Outlet	Unit 76, Junction 32, Car Wood Road, Castleford.	01977 518467
*	Chelmsford	Gap	15-18 High Street, Chelmsford, Essex, CM1 1BE	01245 346244
*	Cheltenham	Gap	106 The Promenade, Cheltenham, Glouc, GL50 1NB	01242 251009
*	Cheshire Oaks Outlet	Gap Outlet	Unit 2-5 Cheshire Oaks Factory Outlet, Kinsey Road, Ellesmere Port, South Wirral, CH65 9JJ	0151 3552488

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
1 of 4

UK Stores

Store No.	Store Name	Type	Address	Tel No
*	Chester	Gap	22-24 Northgate St, Chester, Cheshire, CH1 2HA	01244 341815
*	Chiswick	Gap	260-262 Chiswick High Rd, London, W4 1PD	0208 995 3255
*	Colchester	Gap	21-22 Culver Street, Colchester, Essex, C01 1LG	01206 369810
*	Covent Garden	BR	Unit 15/16 St Martins Court Yard, 132 Long Acre, Covent Gardens, London WC2E 9AA	0207 8369567
*	Covent Garden	Gap	30-31 Long Acre, Covent Garden, London, WC2E 9LA	0207 379 0779
*	Covent Garden Kids	Gap	121-123 Long Acre, Covent Garden, London, WC2E 9PA	0207 836 0646
*	Coventry	Gap	Unit 6B Central Six Retail Park, Coventry, CV3 6TA	02476 552403
*	Cribbs Causeway Baby	Gap	Unit 164, Upper Level, The Mall at Cribbs Causeway, Bristol, BS34 5UR	01179 509698
*	Cribbs Causeway Combo	Gap	Unit 104, Upper Level, The Mall at Cribbs Causeway, Bristol, BS34 5UP	01179 509667
*	Croydon - HOF	Gap	Gap Concession, House Of Fraser, Centrale Shopping Centre, North End, Croydon, CR0 1TY	0870160 7229
*	Dalton Outlet	Gap Outlet	Unit 53-57 Dalton Outlet Village Murton Co Durham	1915170579
*	Derby Outlet	Gap Outlet	3 Albion Street, Derby, DE1 2PL	01332 385633
*	Doncaster Outlet	Gap Outlet	Unit 12, Lakeside Village Outlet, White Rose Way, Doncaster DN4 5PH	01302 360315
*	Dundee Gap	Gap	L1 Overgate Centre, Dundee, DD1 1UF	01382 225628
*	Dundee Kids	Gap	L2 Overgate Centre, Dundee, DD1 1UF	01382 322857
*	Ebbw Vale Outlet	Gap Outlet	Units 30-31, Festival Park Outlet Shopping, Ebbw Vale, Gwent NP23 8FP	01495 307155
*	Exeter	Gap	8-9 High St, Exeter, EX4 3LF	01392 424080
*	Finsbury Pavement	Gap	74-78 Finsbury Pavement, London, EC2 1HD	0207 588 9437
*	Fleetwood Outlet	Gap Outlet	Unit H2a, Freeport, Fleetwood, Lancashire, FY7 6AE	01253 772569
*	Fosse Park	Gap	Unit 5 Fosse Park, Leicester, LE3 2HX	0116 2897722
*	Gateshead - HOF	Gap	Gap Concession, House Of Fraser, Metro Centre, Gateshead, Tyne & Wear, Ne11 9YE	0844 8003746
*	Gloucester Quays Outlet	Gap Outlet	Unit 70, Gloucester Quays Designer Outlet, St Ann Way, Gloucester GL1 5SH	01452 503792
*	Gracechurch Street	Gap	Unit 2, London, EC3V 0BG	0207 9295041
*	Gretna Outlet	Gap Outlet	Units 1a, 2 & 3, Glasgow Road, Gretna DG16 5GG	01461 339435
*	Guildford	Gap	58-62 High Street, Guildford Surrey, GU1 3ES	01483 533080
*	Guildford Kids	Gap	68 High Street, Guildford, Surrey, GU1 3ES	01483 302959
*	Gyle	Gap	25 - 30 Gyle Ave, South Gyle Broad Way, Edinburgh, Scotland, EH12 9JR	0131 3395972
*	Hampstead	Gap	6-6A High Street, Hampstead, London, NW3 1PR	0207 794 8112
*	Hampstead Kids	Gap	Units 2-3, 35 High Street, Hampstead, London, NW3 1PR	0207 794 9182
*	Hanley	Gap	Units 255-257, Courtway, The Potteries, Market Square, Hanley, ST1 1PS	01782 269434
*	Harrogate	Gap	2-6 James Street, Harrogate, HG1 1RF	01423 528938
*	Hatfield Outlet	Gap Outlet	Unit 14, Comet Way, The Galleria, Hatfield AL10 0XR	01707 260188
*	High Wycombe	Gap	24 Newlands Avenue, Eden, High Wycombe, HP11 2BZ	01494 527963
*	Hull Outlet	Gap Outlet	UNIT 5C, KINGSTON RETAIL PARK, Hull, HU1 2TX	01482 606599
*	Ipswich	Gap	21-21A Westgate Street, Ipswich, IP1 3DR	01473 639221
*	Islington	Gap	Unit 5 Parkfield Street, Islington, London, N1 0PS	0207 359 7998
*	Kensington Flagship	Gap	99-101 High Street, Kensington, London, W8 5SA.	0207 368 2900
*	Kew	Gap	Unit 2 Kew Retail Park, Richmond, Surrey, TW9 4AD	0208 876 8684
*	Kings Road	BR	20/23 & 22/24 Duke of York Square, Chelsea, London SW3 4LY	0207 730 4704
*	Kings Road & Kids	Gap	LG1 & G14, 122 Kings Road, London, SW3 4TR	0207 823 7272
*	Kingston	Gap	45 Clarence Street, Kingston-upon-Thames, Surrey KT1 1RF	0208 974 6525
*	Kingston Kids & Baby	Gap	Units F2 Bentall Shopping Centre, Wood Street, Kingston-upon-Thames, Surrey KT1 1TP	0208 974 8073
*	Lakeside Outlet	Gap Outlet	Unit 1A, The Junction, Thurrock Shopping Park, Western Avenue, Thurock, RM20 3LP	01708 865818
*	Leamington Spa	Gap	12 Whiteheads Court, Royal Priors, Leamington Spa, CV32 4YA	01926 427181

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
2 of 4

UK Stores

Store No.	Store Name	Type	Address	Tel No
*	Leeds	Gap	135 - 137 Briggate, Leeds, West Yorks, LS1 6BR	0113 2439414
*	Leeds - Birstall	Gap	Unit 5 Birstall Retail Park, Birstall, Batley, West Yorkshire, WF17 9DT	01937 423485
*	Lincoln (18/10/2012)	Gap Outlet	Unit 8, Quayside, St Marks Square,Lincoln LN5 7EX	01522 569074
*	Liverpool	Gap	20 - 22 South John Street, Liverpool	0151 7071832
*	Livingston Outlet	Gap Outlet	Units 3-8 McArthur Glen Designer Outlets, Almondvale Avenue, Livingston, Scotland, EH54 6QX	01506 419899
*	Lowry Outlet	Gap Outlet	Units G18 & G19, The Lowry Mall, Salfod Quays, Manchester, M50 3AH	0161 8488234
*	Manchester	Gap	30 St Ann Street, Manchester, M2 7LF	0161 8354110
*	Mansfield Oulet Outlet	Gap Outlet	Unit 1, East Midlans Designer Outlet Centre, Mansfield Road, South Normanton, Derbyshire.DE55 2ER	01773 545364
*	Martineau Galleries	Gap	Units 1 - 4 Martineau Place, Corporation Street, Birmingham, B2 4UN.	0121 232 9000
*	Meadowhall	Gap	19/20 Park Lane, Meadowhall Centre, Sheffield, S9 1EL	0114 2569414
*	Merryhill	Gap	Units 80-81 Merry Hill, Pedmore Road, Brierly Hill, Dudley, West Mids DY5 1QX	01384 481412
*	Milton Keynes Gap	Gap	Unit 31 Midsummer Place 501 Saxon Gate East, Milton Keynes, MK9 3DW	01908 200552
*	Norwich	Gap	30 London St, Norwich, NR2 1LD	01603 624895
*	Nottingham	Gap	8-12 Milton Street, Victoria Centre, Nottingham, NG1 3GL	0115 9582669
*	Nottinghill	Gap	132-136 Notting Hill Gate, London, W11 3QG	0207 221 5828
*	Ocean Terminal	Gap	Ocean Drive, Edinburgh, Scotland, EH6 6JJ	0131 5536744
*	One New Change (cheapside)	BR	Unit SU6/7 and SU 35/36, One New Change London EC4M 9AF	0207 248 0358
*	One New Change Kids	Gap	27 Lower New Change Passage, London	0207 2362347
*	Oxford	Gap	52 Cornmarket Street, Oxford, OX1 3JE	01865 295275
*	Oxford Circus	Gap	223-225 Oxford Street, London, W1D 2LR	0207 734 3312
*	Oxford Street Flagship	Gap	376-384 Oxford Street, London, W1C 1JY	0207 408 4500
*	Perth	Gap	174-175 High Street, Perth, PH1 5UH	01738 580995
*	Piccadilly	Gap	1-7 Shaftesbury Avenue, London, W1D 7ET	0207 437 0138
*	Portsmouth - Gunwharf Quays	Gap	Units 9-11 Gun Wharf Quays, Portsmouth, Hampshire, PO1 3TA	02392 755493
*	Poultry	Gap	Unit 1, Poultry, London, EC2R 8EJ	0207 489 0214
*	Preston Outlet (20/09/2012)	Gap Outlet	Unit 5C Capitol Retail Park Preston PR5 4AW	01772 250777
*	Princess St Edinburgh	Gap	84A Princes Street, Edinburgh, EH2 2ER	0131 2202846
*	Putney	Gap	Unit 7 Putney Exchange, Putney High Street, London SW15 1TW	0208 780 0733
*	Putney Kids	Gap	Unit 30 Putney Exchange, Putney High Street, London SW15 1TW	0208 780 9866
*	Reading Broad Street	Gap	107-108 Broad Street, Reading, RG1 2AX	0118 9583975
*	Reading Oracle	Gap	Units 44&45, The Oracle, Reading, RG1 2AH	0118 9509299
*	Regent Street	BR	Unit 3A, 224 Regent St, London, W1B 3BR	0207 7583550
*	Regent Street	Gap	208 Regent Street, London, W1B 5BD	0207 287 5095
*	Richmond	Gap	47 George Street, Richmond, Surrey, TW9 1HJ	0208 940 8670
*	Romford	Gap	8 The Brewery, Romford, RM1 1AU	01708 754 117
*	Royal Quays Outlet	Gap Outlet	Unit 7, The Royal Quays Outlet Centre, Coble Dene, North Shields NE29 6DW	0191 2570459
*	Sevenoaks Baby	Gap	Blighs Walk, Blighs Meadow, Sevenoaks, Kent. TN13 1DB	01732 743269
*	Solihull	Gap	Unit 56 - 58, Mill Lane Arcade, Touchwood Business Centre Solihull, Birmingham, B91 3GS	0121 7091953
*	Southampton	Gap	Units 23-25A, 55-57 West Quay Shopping Centre, Southampton, SO14 7EG	02380 336499
*	Spalding Outlet	Gap Outlet	Unit 49 Springfields Outlet Village Spalding Lincs	01775 767232
*	St Johns Wood	Gap	47-49 High Street, St John’s Wood, London, NW8 7NJ	0207 586 6123
*	Staines	Gap	Units SUG&SUH,Norris Rd, 2 Rivers,Staines,TW18 4UP	01784 469969
*	Sterling Mills Outlet	Gap Outlet	Units 24-27 Stirling Mills Outlet Shopping Village Tillicoultry Clackmannshire FK13 6HQ	01259 753160
*	Stockport Outlet	Gap Outlet	Unit 3 The Peel Centre, Great Portwood Street, Stockport SK12DW	01614 296552

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
3 of 4

UK Stores

Store No.	Store Name	Type	Address	Tel No
*	Stratford	Gap	207 The Balcony, Westfield Stratford City	0208 5554855
*	Street Outlet	Gap Outlet	Unit 54, Clarkes Village, Farm Road, Street, Somerset. BA16 0BB	01458 446962
*	Swindon Outlet	Gap Outlet	Units 57A/58/59/60 Great Western Designer Outlet Village, Kemble Drive, Swindon, SN2 2DZ	01793 486696
*	Talke Outlet	Gap Outlet	Units 1-4, freeport Talke Outlet Shopping Centre, Stoke on Trent, St7 1XD	01782 771539
*	Telford Outlet	Gap Outlet	Unit 15, Telford Froge Retail Park, Collier way, TF3 4AG	01952 216728
*	Trafford Centre	Gap	148-151 Regents Crescent,Trafford Centre, Manchester, M17 8AN	0161 2029919
*	Trafford Centre	BR	Banana Republic Trafford Centre - Units 48 / 49, 159 -161 Peel Avenue, Trafford Shopping Centre, Manchester M17 8BN	0161 7484613
*	Tunbridge Wells	Gap	Unit SU5 Royal Victoria Place Shopping Ctr, Calverley Rd, Royal Tunbridge Place, Tunbridge Wells, TN1 2SR	01892 517210
*	Uxbridge	Gap	Units 206-208 The Chimes Shopping Centre, Uxbridge, Middlesex, UB8 1LB	01895 252795
*	Victoria - HOF	Gap	Gap Concession, House Of Fraser, 101 Victoria St, London, SW1E 6QX	0207 7982300
*	Walton Baby	Gap	Unit 16, The Heart, Walton on Thames. KT12 1TU	01932 267384
*	Wandsworth	Gap	Central Mall Unit 27, Southside Shopping Centre, Wandsworth	0208 8749902
*	Watford	Gap	113 High Street, Watford, WD17 2DQ	01923 223 392
*	White City	Gap	Gap Unit 2001 Westfield London Shopping Centre, Ariel Way, London W12 7GE
*	White City	BR	Banana Republic, Units 2034/2035/2036 - Westfield, White City, Ariel Way, London W12 7GF	0208 7409957
*	Whiteleys	Gap	Units 131-133 Whiteleys Shopping Centre, Bayswater, W2 4YN	0207 221 8039
*	Whiteleys Kids	Gap	Unit 29 Whiteleys Shopping Centre, Bayswater, W2 4YN	0207 313 9693
*	Wimbledon	Gap	Units 212-215 Centre Court Shopping Centre, Wimbledon, London SW19 8YE	0208 947 9074
*	Wimbledon Kids	Gap	Units 108-109 Centre Court Shopping Centre, Wimbledon, London SW19 8YE	0208 947 5764
*	Windsor	Gap	119 Peascod Street, Windsor, SL4 1DW	01753 851937
*	York	Gap	22-24 Davygate, York, YO1 8RJ	01904 634670
*	York Outlet	Gap Outlet	Mcarthur Glen Unit 90, Designer Outlet Village, St Nicholas Ave, Fulford, York, YO19 4TA	01904 677971

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement
4 of 4

France Stores

Store No.	Store Name	Type	Address	Town	Postcode	Tel No
*	Aix-en-Provence	Gap	15 rue des Chapeliers	Aix en Provence	13100	00 33 4 42 93 57 27
*	Boulevard Capucines	Gap	22 bd des Capucines	PARIS	75009	00 33 1 44 71 00 34
*	Boulogne	Gap	106 bd Jean Jaures	Boulogne	92100	00 33 1 55 60 14 69
*	Boulogne Kids	Gap	96-100 bd Jean Jaures	Boulogne	92100	00 33 1 41 31 50 59
*	Carre Senart	Gap	C.C Carre Senart 3, allée du préambule	Lieusaint	77566	00 33 1 64 13 32 56
*	Champs Elysees - Gap	Gap	36 av des Champs Elysées	PARIS	75008	00 33 1 56 88 48 00
*	Commerce	Gap	3 rue de Commerce	PARIS	75015	00 33 1 45 79 97 70
*	Commerce Kids	Gap	6 rue de Commerce	PARIS	75015	00 33 1 44 37 03 76
*	Creteil	Gap	C.C Creteil Soleil, av du Gal de Gaulle	CRETEIL	94000	00 33 1 41 94 17 96
*	Dijon	Gap	1, rue de la Liberté	Dijon	21000	00 33 3 80 49 65 54
*	Faubourg St Antoine	Gap	64 rue du Fbg Saint Antoine	Paris	75012	00 33 1 44 73 84 01
*	Forum des Halles	Gap	Forum des Halles, Porte Rambuteau, niveau 2	PARIS	75001	00 33 1 53 00 94 65
*	Galeries Lafayette - Marseille	Gap	40-42 rue Saint Ferrreol	Marseille	13001	00 33 4 91 31 5232
*	Galeries Lafayette - Paris	Gap	40, boulevard Haussmann	PARIS	75009	00 33 14 016 5443
*	Kleber	Gap	112 avenue Kleber	PARIS	75016	00 33 1 56 26 10 34
*	La Defense	Gap	C.C Les 4 Temps - Niveau 1 - Zone Pergola	Puteaux	92800	00 33 1 41 45 00 93
*	Lille	Gap	50, rue de Béthune	LILLE	59000	00 33 1 20 15 98 00
*	Lyon	Gap	CC La Part Dieu - 17 rue du Dr Bouchut	LYON	69003	00 33 4 72 84 97 70
*	Montpellier	Gap	C.C Le Polygone - 1 rue des Pertuisanes	Montpellier	34000	00 33 4 67 99 83 20
*	Palais des Congres	Gap	Atrium Du Palais - Place de la Porte Maillot	PARIS	75017	00 33 1 58 05 00 77
*	Paris - Champs Elysees BR	BR	12-14 rond-point des Champs Elysées, Paris	PARIS	75008	00 33 1 53 89 03 92
*	Parly	Gap	C.C Parly 2 - avenue de la Breteche	Le Chesnay	78150	00 33 1 39 66 03 64
*	Passage du Havre	Gap	C.C Passage du Havre - 109 rue St Lazare	PARIS	75009	00 33 1 53 32 82 10
*	Passy Plaza	Gap	53 rue de Passy	PARIS	75016	00 33 1 44 96 30 50
*	Rennes (Adults)	Gap	64 rue de Rennes	PARIS	75006	00 33 1 40 49 00 43
*	Rennes (Kids)	Gap	62 rue de Rennes	PARIS	75006	00 33 1 53 63 00 39
*	Rivoli	Gap	102 rue de Rivoli	PARIS	75001	00 33 1 44 88 28 28
*	Saint Denis	Gap	12 rue Saint Denis	PARIS	75001	00 33 1 40 13 76 65
*	Saint Germain	Gap	Marché St Germain - 14 rue Lobineau	Paris	75006	00 33 1 44 32 07 30
*	Saint Michel	Gap	47 bd St Michel	PARIS	75005	00 33 1 56 81 05 11
*	Scribe	Gap	1 rue Scribe	PARIS	75009	00 33 1 44 51 19 26
*	Sebastopol (Kids)	Gap	9 bd Sebastopol	PARIS	75001	00 33 1 44 76 95 84
*	Strasbourg Adults	Gap	C.C. Rivetoile - 3 place Dauphine	Strasbourg	67000	00 33 3 88 44 97 02
*	Strasbourg Kids	Gap	C.C. Rivetoile - 3 place Dauphine	Strasbourg	67000	00 33 3 88 44 95 21
*	Ternes	Gap	13-15 av des Ternes	PARIS	75017	00 33 1 55 37 02 00
*	Tronchet	Gap	36 rue Tronchet	PARIS	75009	00 33 1 42 68 20 44
*	Val d'Europe	Gap	Espace Commercial International Val d'Europe	SERRIS	77700	00 33 1 60 43 51 58
*	Velizy II	Gap	C.C Velizy 2	Velizy Villacoublay	78140	00 33 1 39 26 01 40

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement

Ireland Stores

Store No.	Store Name	Type	Address	Tel No
*	Cork	GAP	Unit 1, Opera Lane, Cork City, Republic of Ireland	.+353214278230
*	Dublin	GAP	Arnotts, 12 Henry Street, Dublin 1, Dublin, Eire	.+35318050520
*	Dundrum	GAP	Unit 2, 39 Sandyford Road, Dublin, Dublin 16, Eire	.+35312966863

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
Gap/IBM Confidential
Fist Amended and Restated Master Services Agreement

Italy Stores

Store No.	Store Name	Type	Address	Tel No
*	Milan Flagship BR	BR	Corso Vittorio Emanuele 24-28, Milan	.+ 39 02 30352 900
*	Milan Flagship	Gap	Corso Vittorio Emanuele 24-28, Milan	.+ 39 02 30352 800
*	Fiordaliso	Gap	Via Eugenio Curiel 25 20089 Assago (MI)	.+ 390257518009
*	Rome EST	Gap	Unit 209, Roma Est, Via Collatina, 00010 Roma	.+ 39 062260479
*	Vicolungo	Gap	Parco Commerciale Di Vicolungo, Unti C-13.4+4+6+7, Vicolungo (NO), Italy	.+ 390321 875904
*	Gap Rome Flagship (30th July)	Gap	Via del Corso 472/473 00186 Roma Italy	.+ 39 0668408800
*	Gap Valdichiana Outlet (15th Sept)	Gap	Unit E14, Valdichiana Outlet Village, Via Enzo Ferrari 5, 52045 Foiano della Chiana (AR)	.+ 39 0575 649885
*	Turin Le Gru Gap Combo (29th Spet)	Gap	Unit 115, Shopville Le Gru, Via Crea 10, Grugliasco (Torino)	.+ 39 011 707 9642
*	Gap Castel Guelfo Outlet (29th Oct)	Gap	..Unit 57-58, Castel Guelfo The Style Outlets, 40023 Castel Guelfo di Bologna (Bologna)	.+ 39 0542 670270
*	Palmanova Outlet Adults (10th Nov)	Gap	Gap Adults, Unit 66, Palmanova Outlet Village, 33041 - Aiello del Friuli (UD)	.+ 39 0432 932857
*	Palmanova Outlet Kids (10th Nov)	Gap	Gap Kids, Unit 67-68, Palmanova Outlet Village, 33041 - Aiello del Friuli (UD)	.+ 39 0432 997938

Remote Office Address:

*

Temporary Office:

*

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D.20 – Supplier Locations

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and Supplier. Except with the express prior written permission of The Gap, Inc. and Supplier, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit D.20    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

SUPPLIER LOCATIONS

1.	HELP DESK LOCATIONS

*

*

*

2.	SERVICE DELIVERY

*†

*

*

*

*

*

*

*

*

Note: Resources from other IBM locations may also be leveraged as needed for activities related to Supplier’s delivery of Services.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
†The locations within this geography may change, and Supplier may provide Services at other sites within this country.

Exhibit D.20    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit D.20    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit D.23 – Subcontractors

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and Supplier. Except with the express prior written permission of The Gap, Inc. and Supplier, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit D.23        Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

This Exhibit D.23 (Subcontractors) of the Second Amended and Restated Master Services Agreement dated as of March 29, 2013 between Gap and Supplier (the “Agreement”) sets forth the current approved Subcontractors which may be utilized by Supplier to provide the Services, unless expressly provided otherwise in the Agreement.

1.0	Subcontractors for Existing Services
For purposes of this Exhibit D.23 and the Services contemplated under the Agreement, any and all subcontractors providing the in-scope Services to Gap as of the Reference Date shall continue to be considered approved Subcontractors following the Reference Date, unless otherwise mutually agreed by Gap and Supplier.

2.0	Specific Subcontractors Identified by Supplier Based on Scope of Services

2.1	Sprint

2.2	AT&T

2.3	Motorola Symbol

2.4	Toshiba Tech

3.0	Standard Subcontractors Typically Employed by Supplier for Similar Services
For purposes of this Exhibit D.23 and the Services contemplated under the Agreement, the following list of standard Subcontractors typically utilized by Supplier to perform outsourcing activities similar to those included in the scope of the Services shall be considered approved Subcontractors, unless otherwise mutually agreed by Gap and Supplier.
Ajilon, Analysts International Corp, Apollo Consulting Services Corp., Artech Information Systems, LLC., CDI Corp, Computer Generated Solutions, Essential Enterprise Solutions, Glasshouse Technologies, Global Consultants, Inc., Infinite Computer Solutions, Inc., Iron Mountain, Manpower Inc., Pomeroy, R&R Packaging, Talent Logic, Inc., Spherion, Synova Corp.

Exhibit D.23        Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit F – Form of Implementation Agreement

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Gap / IBM Proprietary and Confidential Information
Exhibit F
Second Amended and Restated Master Services Agreement

FORM OF IMPLEMENTATION AGREEMENT
This Implementation Agreement (“Implementation Agreement”) is entered into between The Gap, Inc., a Delaware corporation, (“Gap In-Country Affiliate”) and International Business Machines, a New York Corporation (“Supplier In-Country Affiliate”) (collectively, the “Parties”) and is effective as of _______________, _______ (the “Initiation Date”) as to all Services provided under the Master Agreement.
In consideration of the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

1.	Implementation Agreement.
Except for those country specific terms and conditions set forth herein, this Implementation Agreement expressly incorporates by reference all the terms and conditions of the Master Services Agreement dated for reference as of _________________, _____ between The Gap, Inc. and International Business Machines Corporation (the “Master Agreement”).

1.1
General. This Implementation Agreement governs the provision of the Services by Supplier In-Country Affiliate to the Gap In-Country Affiliate in the United States (the “Country”). The Supplier In-Country Affiliate and the Gap In-Country Affiliate will not have any rights or obligations, including the providing or receiving of Services, unless and until each sign this Implementation Agreement.

1.2
English Language. This Implementation Agreement and the Master Agreement are: (i) written and were negotiated in English; (ii) the complete and exclusive agreement between the Parties regarding the subject matter of this Implementation Agreement; and (iii) replace any prior oral or written communications between the Parties with respect to the subject matter of this Implementation Agreement. Any inconsistency with regard to the translation of this Implementation Agreement or the Master Agreement shall be resolved by utilizing the English language.

1.3
Certain References. All references in the Master Agreement to its Schedules and Exhibits shall mean the Schedules and Exhibits attached to the Master Agreement as modified by the Schedules and Exhibits attached hereto. All references in the Exhibits or Schedules attached hereto to “IBM”, “Supplier” or “Outsourcer” shall mean International Business Machines and all references in the Schedules to Gap shall mean The Gap, Inc.. All capitalized terms not defined in this Implementation Agreement shall have the meaning as set forth in the Master Agreement.

2.	Term.
This Agreement is coterminous with the Master Agreement.

Gap / IBM Proprietary and Confidential Information
Exhibit F
Second Amended and Restated Master Services Agreement

3.	Country Specific Terms and Conditions.
The following modifications to the Master Agreement are specifically mandated by the laws, rules, regulations, directives, company human resource policies, and/or statutes of the Country:

3.1	Human Resources. [None/See Schedule 3.1.]

3.2	Data Protection. [None/See Schedule 3.2.]

3.3	Taxes. [None/See Schedule 3.3.]

3.4	Other Mandated Requirements. [None/See Schedule 3.4.]

4.	Other Country Specific Terms and Conditions.
The following subsections amend the terms of the Master Agreement:

4.1	Invoices. [None/See Schedule 4.1.]

4.2	Assignment and Assumption of Technology Assets. [None/See Schedule 4.2.]

4.3	Provision Required to Establish Jurisdiction and Venue as Set Forth in Section 46.3 (Venue and Jurisdiction) of the Master Agreement. [None/See Schedule 4.3.]

4.4	Gap General Counsel Approved Modifications. [None/See Schedule 4.4.]

4.5	Additional Notices. [None/See Schedule 4.5.]

[Signature Page Follows]

Gap / IBM Proprietary and Confidential Information
Exhibit F
Second Amended and Restated Master Services Agreement

IN WITNESS WHEREOF, the parties have executed this Implementation Agreement to become effective as set forth in the preamble.

THE GAP, INC. By: Name: Title: Date: Address:	INTERNATIONAL BUSINESS MACHINES CORPORATION By: Name: Title: Date: Address:

Gap / IBM Proprietary and Confidential Information
Exhibit F
Second Amended and Restated Master Services Agreement

SCHEDULE 3.1
(HUMAN RESOURCES)

None.

Gap / IBM Proprietary and Confidential Information
Exhibit F
Second Amended and Restated Master Services Agreement

SCHEDULE 3.2
(DATA PROTECTION)
None.

Gap / IBM Proprietary and Confidential Information
Exhibit F
Second Amended and Restated Master Services Agreement

SCHEDULE 3.3
(TAXES)

None.

Gap / IBM Proprietary and Confidential Information
Exhibit F
Second Amended and Restated Master Services Agreement

SCHEDULE 3.4
(OTHER MANDATED REQUIREMENTS)

None.

Gap / IBM Proprietary and Confidential Information
Exhibit F
Second Amended and Restated Master Services Agreement

SCHEDULE 4.1
(INVOICES)

None.

Gap / IBM Proprietary and Confidential Information
Exhibit F
Second Amended and Restated Master Services Agreement

SCHEDULE 4.2
(ASSIGNMENT AND ASSUMPTION OF TECHNOLOGY ASSETS)

None.

Gap / IBM Proprietary and Confidential Information
Exhibit F
Second Amended and Restated Master Services Agreement

SCHEDULE 4.3
(PROVISIONS REQUIRED TO ESTABLISH JURISDICTION AND
VENUE AS SET FORTH IN SECTION 46.3 (VENUE AND JURISDICTION)
OF THE MASTER AGREEMENT)

None.

Gap / IBM Proprietary and Confidential Information
Exhibit F
Second Amended and Restated Master Services Agreement

SCHEDULE 4.4
(GAP GENERAL COUNSEL APPROVED MODIFICATIONS)

None.

Gap / IBM Proprietary and Confidential Information
Exhibit F
Second Amended and Restated Master Services Agreement

SCHEDULE 4.5
(ADDITIONAL NOTICES)

None.

Gap / IBM Proprietary and Confidential Information
Exhibit F
Second Amended and Restated Master Services Agreement

Exhibit J – Gap Competitors

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit J        Gap / IBM Proprietary and Confidential Information                 Page 2 of 2
Second Amended and Restated Master Services Agreement

This Exhibit J (Gap Competitors) to the Agreement sets forth the following Gap Competitors which are subject to the restrictions set forth in the Agreement. For purposes of this Exhibit and the Agreement, the Gap Competitors listed below shall include any affiliates of such Gap Competitors.
*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit J        Gap / IBM Proprietary and Confidential Information                 Page 2 of 2
Second Amended and Restated Master Services Agreement

Exhibit L – Monthly Performance Review – Standing Agenda

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit L    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit L
Monthly Performance Review – Standing Agenda
This Exhibit L (Monthly Performance Review – Standing Agenda) of the Second Amended and Restated Master Services Agreement dated as of March 29, 2013between Gap and Supplier (the “Agreement”) sets forth the standing agenda for the Monthly Performance Review meetings.  The purpose of the Monthly Performance Review meeting shall be to:  (i) review Supplier’s overall monthly performance against the Agreement; (ii) resolve escalated issues; (iii) review the status of key Projects; and (iv) provide a forum for strategic planning discussions and recommendations for action.
For each agenda category below, Supplier will provide, in advance of the meeting, an executive summary of Supplier’s performance in the prior month with relevant Supplier data to illustrate or support Supplier’s summary.
The Monthly Performance Review meeting shall have the following agenda:
1.     Overall Performance

B.     Are the Services meeting Gap’s operational information technology needs

•	Service Level Review

•	Current Attainment/Misses

•	Applicable Root Cause Analysis Reviews

•	Financial Review

➢	Invoice Compliance

➢	Resource Use Variance

➢	Non-Recurring Initiative Costs

2.      Review/Resolve Escalated Issues
A.     Issue Overview

•	Current Status

•	Business Impact

3.     Key Project Status
B.     Non Recurring Initiative Costs
C.     New Projects

4.     Open  Discussion
A.     Strategic Planning
B.     Recommendations and follow-on actions

Exhibit L    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Exhibit M – Key Personnel

to

Second Amended and Restated Master Services Agreement

March 29, 2013

This document contains confidential and proprietary information of The Gap, Inc. and IBM. Except with the express prior written permission of The Gap, Inc. and IBM, this document and the information contained herein may not be published, disclosed, or used for any other purpose.

Exhibit M    Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement

Key IBM Personnel

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*
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*
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__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit M    Gap / IBM Proprietary and Confidential Information             Page 2 of 3
Second Amended and Restated Master Services Agreement

Key Gap Personnel
*
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*

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit M    Gap / IBM Proprietary and Confidential Information             Page 3 of 3
Second Amended and Restated Master Services Agreement

EXHIBIT N
Termination Transition Plan for Terminated and Transitioned SOWs
Notwithstanding anything to the contrary contained in Section 34 of the Agreement, the following terms and conditions apply with respect to the Terminated and Transitioned SOWs only:
(a)    Termination Transition Period. The Termination Transition Period for the Terminated and Transitioned SOWs will commence on Second Amended Effective Date and continue until *, unless such period is truncated by Gap via RRCs (existing process).
(b)    Termination Transition Plan and Termination Assistance Services.
(i)    Supplier will provide Termination Assistance Services in connection with each of the Terminated and Transitioned SOWs pursuant to the applicable Termination Transition Plan(s) which will be agreed to between the Parties after the Second Amended Effective Date. The Parties will cooperate in creation of the Termination Transition Plan(s) and the effective transition of the Terminated and Transitioned SOWs. The Termination Transition Plan(s) will reflect the following material terms and conditions:
(1)    *.
(ii)    As part of the Termination Transition Services, Supplier will implement a knowledge transfer process to ensure that Supplier Personnel share the knowledge they have gained while performing the Services associated with the Terminated and Transitioned SOWs with Gap and its designated Third Party Vendors. At a minimum, such knowledge transfer process will include Supplier meeting with Gap and its designated Third Party Vendors to (A) explain how the Gap IT Environment operates in connection with the provision of the applicable Services; (B) explain how the applicable Services are provided; and (C) provide reasonable knowledge transfer, updated Documentation as agreed by the Parties and other reasonable materials to Gap and its designated Third Party Vendors to help them understand and operate the Gap IT Environment.
(iii)    *.
(c)    *.

__________________________
*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit N
Gap / IBM Proprietary and Confidential Information
Second Amended and Restated Master Services Agreement